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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07651

ING Variable Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2011 to December 31, 2011

ITEM 1.                              REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2011

Classes ADV, I, S and S2

ING Variable Product Funds

■ ING Balanced Portfolio

■ ING BlackRock Science and Technology Opportunities Portfolio

■ ING Growth and Income Portfolio

■ ING Intermediate Bond Portfolio

■ ING Money Market Portfolio

■ ING Small Company Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	15

Report of Independent Registered Public Accounting Firm	17

Statements of Assets and Liabilities	18

Statements of Operations	21

Statements of Changes in Net Assets	23

Financial Highlights	26

Notes to Financial Statements	29

Summary Portfolios of Investments	52

Tax Information	94

Director/Trustee and Officer Information	95

Advisory Contract Approval Discussion	100

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC's") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Euro zone — continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets. Ratings agencies were mostly unimpressed by these machinations; ultimately, Standard & Poor's downgraded nine countries in the region, including formerly AAA-rated France.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional "supercommittee" on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth into 2012 despite the euro zone's debt problems. We believe interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors historically have turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don't try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 3, 2012

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2011

In our semi-annual report we described how investor sentiment was generally positive through April. Many of the developed world's economies including the U.S., seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine. This was despite natural disasters in Japan, the violent uncertainties of the "Arab Spring" in North Africa and the Middle East, not to mention a European sovereign debt crisis.

But the mood darkened in early May 2011. Global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends, slid from May through September, losing over 17%, before a remarkable October rally clawed back about half of this. For the whole fiscal year the Index lost 5.49%. (The MSCI World IndexSM returned (5.54)% for the year ended December 31, 2011, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April. That month the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs, well above 200,000, were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%. By September the employment report showed zero new jobs created in August. But more upbeat releases in later months revised this up, and by year end the three-month average of jobs created was back to 143,000 from just 35,000 in September.

In the housing market, home prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index) fell every month in the year. Sales were depressed, despite improved affordability and record low mortgage interest rates, by tight credit with many homeowners in negative equity on their properties.

Gross Domestic Product ("GDP") growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29, this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the second quarter's figure was finalized at just 1.3%, the common assessment was that the economy was operating at "stall-speed". There was relief in October when the first estimate of third quarter GDP growth was a much-improved 2.5%, although this was subsequently revised down to 1.8%.

Political deadlock weighed on sentiment throughout. A stopgap agreement to raise the debt ceiling did not stop Standard & Poors from downgrading the country's credit rating. A bipartisan "Debt Super Committee" appointed to negotiate a more lasting set of budget control measures, admitted defeat on November 21.

Other keenly watched figures like retail sales and wages & salaries were stagnant in the months up to October, improved in that month and were mixed thereafter. Purchasing managers' indices indicated expansion but not by much. Taken together, the data were inconclusive as the year ended but the consensus was that the once-feared return to recession now looked unlikely.

The euro zone's sovereign debt crisis continued to move markets. By early August it seemed to be veering out of control. When attention turned from Greece to the much bigger bond markets of Spain and especially Italy, the European Central Bank ("ECB") stepped in, uneasily, to buy their bonds — and some time. The threat to the euro zone banking system, where vast quantities of Italian and Spanish bonds are held, was clear.

Finally, a baby step towards closer fiscal union among euro zone countries was agreed in December, including restrictions on budget deficits with near automatic disciplinary procedures for violators. Bilateral loans of up to €200 billion would be made to the International Monetary Fund, presumably to fund rescue packages for individual nations. But it provided no lender of last resort with unlimited firepower, nor measures to promote growth and liberalize markets. Investors were under no illusions as the year ended that the crisis had been solved.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 7.84% in the fiscal year, while the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 4.96%. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the remarkable 29.93% return on long-dated Treasuries, reflecting both the overall decline in risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index, including dividends, returned 2.11% for 2011, almost identical to the dividend yield. Sector returns ranged from (17.06)% for financials to 19.91% for utilities. The operating earnings per share of S&P 500® companies made new records in the second and third quarters of 2011, but estimates for future quarters were coming down as December ended.

In currency markets, the euro zone's problems finally took their toll, as the dollar gained 2.34% on the euro in 2011, which dropped sharply after October. The pound was barely changed despite late weakness: the dollar gained 0.10%. But the dollar fell back against the yen by 5.35% despite Bank of Japan intervention as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index slumped 18.73% in 2011. The economy contracted for three straight quarters before finally recovering, as it struggled to recover from the earthquake and tsunami of March as well as a strong yen. The MSCI Europe ex UK® Index sank 12.87%, weighed down by the recessionary threat of the sovereign debt crisis. Euro zone growth shrunk to 0.2% in the second and third quarters and unemployment stood at 10.3%, a euro-era high. The MSCI UK® Index slipped just 1.83%. Weak euro zone demand and fiscal austerity at home depressed stocks, within which, however, the well-represented energy, staples and telecoms sectors managed positive average returns.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.

Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.

iMoneyNet First Tier Retail Index	An unmanaged index that includes the most broadly based money market funds.

NYSE Arca Tech 100 Index	A multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different subsectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

MSCI Europe, Australasia and Far East® Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

3

ING BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Balanced Portfolio (the "Portfolio") seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio is managed by Christopher Corapi, Christine Hurtsellers, CFA, Heather Hackett, CFA, and Paul Zemsky, CFA, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's Class I shares provided a total return of (1.40)% compared to the S&P Target Risk Growth Index, Barclays Capital U.S. Aggregate Bond Index, MSCI Europe, Australasia and Far East Index ("MSCI EAFE® Index") and Russell 3000® Index, which returned 1.30%, 7.84%, (12.14)% and 1.03%, respectively, for the same period.

Portfolio Specifics: The United States showed surprising resilience in the face of weakness in several European countries and continued concerns over financial repercussions of the debt crisis. In the beginning of the year, the Portfolio was overweight U.S. large cap stocks, funded by underweighting international developed markets and core bonds when we felt positive economic figures and easy monetary policy were supportive for U.S. stocks. We began to reduce the risk of our portfolios as geopolitical and geophysical risks rose dramatically, particularly as events unfolded during the Arab Spring and Japan's devastating earthquake and subsequent tsunami. Our average allocation to emerging markets was adversely affected by inflation risks and monetary policy tightening, as a number of emerging market central banks raised interest rates.

In the summer, the Portfolio was positioned with an average overweight to core bonds and emerging markets compared to an underweight to foreign and domestic large-cap developed stocks. This positioning was taken as U.S. business conditions deteriorated, coupled with financial stress in Europe as the sovereign debt crisis worsened. By the end of the reporting period, the Portfolio unwound its average overweight to core bonds and underweight to U.S. and international large-cap stocks to a neutral equity/fixed income position as U.S. economic data improved. In addition, the risk of serious financial contagion resulting from the European sovereign debt crisis declined materially. Our tactical asset allocation effect, while unfavorable, had a minimal impact on the Portfolio's overall performance.

Stock selection detracted from the Portfolio's performance. Two of the four equity sleeves underperformed, one outperformed and in the other, emerging markets, exposure was gained through an exchange-traded fund which returned close to the emerging markets benchmark. One of the two fixed-income sleeves underperformed and the other essentially matched its benchmark. 2011 was a difficult year for active managers given the macro-driven nature of the market and the unusually high degree of correlation between stocks. Therefore, it is not surprising that, on average, our underlying strategies trailed their benchmarks throughout this year's volatile environment.

Stock selection in the energy and healthcare sectors hurt our large cap domestic exposure. International equities also suffered from weak stock selection, especially in both consumer sectors. Even though core and global bonds provided positive absolute performance, the Global Bond sleeve underperformed the Barclays Capital Global Aggregate Bond Index, due in part to exposures to European securities and financials, especially in the third quarter. The Intermediate Bond sleeve's return was close to that of the Barclays Capital U.S. Aggregate Bond Index. The Mid Cap Opportunities sleeve outperformed its benchmark, driven by strong stock selection evident in 7 out of 10 sectors, most notably in consumer staples and industrials offset to some extent by adverse selection in financials. We continue to feel confident with our current active managers' ability to find opportunities in these challenging markets.

Current Strategy and Outlook: Our central case for 2012 is for modest economic growth in the face of a risky global environment. We believe the U.S. will avoid recession in 2012 and post moderate growth; we believe consumer exuberance will be tempered by continued household balance sheet repair and sluggish housing and jobs markets. Inflation should remain contained despite a highly accommodative Federal Reserve Board. In the near term, we believe S&P 500® Index earnings for fourth quarter 2011 may come under pressure because of global inventory drawdowns and other factors. Against this backdrop, the Portfolio remains positioned in a neutral stance.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation
as of December 31, 2011
(as a percentage of net assets)

Common Stock	53.3%
Corporate Bonds/Notes	12.9%
U.S. Government Agency Obligations	7.9%
Foreign Government Bonds	7.5%
Exchange-Traded Funds	5.0%
Collateralized Mortgage Obligations	4.3%
U.S. Treasury Obligations	2.3%
Asset-Backed Securities	2.1%
Preferred Stock	0.2%
Purchased Options	0.1%
Assets in Excess of Other Liabilities*	4.4%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011*
(as a percentage of net assets)

Vanguard Emerging Markets	4.4%
South Africa Government Bond, 7.250%, 01/15/20	1.4%
ExxonMobil Corp.	1.3%
Apple, Inc.	1.2%
Google, Inc. — Class A	0.9%
United States Treasury Note, 3.750%, 08/15/41	0.8%
Intel Corp.	0.8%
MBNA Credit Card Master Note Trust, 5.600%, 07/17/14	0.8%
Coca-Cola Enterprises, Inc.	0.8%
Qualcomm, Inc.	0.7%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

4

ING BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class S May 29, 2003
Class I	(1.40)%	0.38%	3.15%	—
Class S	(1.66)%	0.12%	—	3.84%
S&P Target Risk Growth Index	1.30%	— (1)	— (1)	—	(1)
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%	5.06	%(2)
MSCI EAFE® Index	(12.14)%	(4.72)%	4.67%	6.78	%(2)
Russell 3000® Index	1.03%	(0.01)%	3.51%	5.77	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Balanced Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The inception date of the S&P Target Risk Growth Index is January 31, 2007.

(2) Since inception performance for the indices is shown from June 1, 2003.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

5

ING BLACKROCK SCIENCE AND TECHNOLOGY OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING BlackRock Science and Technology Opportunities Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, Erin Xie, PhD, Managing Director and Portfolio Manager, Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager and Paul Ma, CFA and Portfolio Manager of BlackRock Advisors, LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2011, the Portfolio's Class I shares provided a total return of (10.44)% compared to the S&P 500® Index and the NYSE Arca Tech 100 IndexSM, which returned 2.11% and 0.27%, respectively, for the same period.

Portfolio Specifics: Portfolio returns were negative for the one year ended December 2011. Comparatively speaking, the Portfolio's performance trailed the NYSE Arca Tech 100 IndexSM. The Portfolio's most challenging quarters were the second and fourth quarters. The factors that materially affected Portfolio performance in the second quarter centered on exposures within the semiconductors and semiconductor equipment sub-industries. These industries, in addition to a cautious stance on hardware, again detracted from performance in the fourth quarter.

In retrospect, the investment team made two wrong calls in the second quarter — one information technology ("IT") related and one macro related. On the IT side, the team expected a continuation of strong IT capital expenditures ("capex") after a positive finish to 2010. At the time, capex intensity was not that high and the move to smaller geometrics appeared to be happening at a faster pace, driven by the insatiable demand for smart-phones. In terms of macro, the team viewed the economic soft-patch tied to exogenous events such as the Arab Spring and Japanese earthquake as temporary in nature and that a rebound would follow. Unfortunately, neither judgment materialized as expected causing the Portfolio's more economically geared holdings, like Micron Technology, Inc. and MEMC Electronic Materials, Inc., to underperform. In a similar fashion, positioning in Google, Inc. and IntraLinks Holdings also underwhelmed as advertisement spending and softness in enterprise sales hurt their core businesses, respectively. Lastly, heightened economic concerns led to a continuation from the first quarter of investor rotation into less economically sensitive sectors like healthcare. The Portfolio's large underweight and stock selection in biotechnology and pharmaceuticals combined to be additional detractors in this time period.

In the fourth quarter, relative underperformance came from stock selection in semiconductors and hardware. The investment team first saw evidence of bottoming in the semiconductor space in the third quarter. Stocks reacted positively to announced earnings and optimism began to build over a possible slowdown in inventory drawdowns. Along with the existing exposures, portfolio weight increased with names such as Fairchild Semiconductor International, Inc. and Avago Technologies Ltd. as a result. These trades worked well initially, but fears of a lingering inventory overhang resurfaced as slower end demand prompted several companies to cut guidance. On hardware, after canvassing several Chief Information Officers ("CIO"), the team felt enterprise spending on new equipment such as switchers & routers would be more challenged than spending on network security and business analytics software. Portfolio positioning reflected such opinions as evidenced by a near 2:1 weight differential between software & services and hardware & equipment. In comparison, the benchmark's ratio is closer to 5:4. While this positioning call proved prescient in the market meltdown, the investment team under-appreciated how quickly hardware-related names tied to the consumer would rebound in the fourth quarter as sentiment improved. In the end, hardware wound up outperforming software by over 900 basis points in the quarter as measured by the constituents of the benchmark.

Current Strategy and Outlook: Looking forward, the strategy framework remains similar to the one in place over 2011. The investment team believes a global recession is ultimately averted, the European crisis will be resolved and China will successfully engineer a soft-landing. However, our confidence in this baseline forecast is quite low. As a result, portfolio positioning will remain modestly geared towards sustained economic expansion and risk targets will be held in check.

From an IT perspective, positioning is biased towards a few areas at period end. Firstly, while CIOs continue to trim their IT spending, we believe consumers are expanding their budgets; therefore, the Portfolio favors consumer-facing IT, such as Google, Inc. for internet search and Intuit for taxes. Secondly, there are select opportunities in semiconductors and networking equipment where we believe valuations are attractive and end demand is firm enough to begin inventory replenishment. Lastly, the Portfolio continues to hold exposure to mission critical services such as security software and business analytics.

Within healthcare, positioning in large cap pharmaceuticals has increased. This change has taken the weight in this sector up to nearly 8%, which is more than most Morningstar Technology peers, but still meaningfully underweight the NYSE Arca Tech 100 IndexSM.

*  Effective September 1, 2011, Paul Ma was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2011
(as a percentage of net assets)

Information Technology	79.8%
Financials	8.0%
Health Care	7.8%
Telecommunications	1.2%
Consumer Discretionary	0.5%
Materials	0.3%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011
(as a percentage of net assets)

Google, Inc. — Class A	4.3%
SPDR Trust Series 1	4.0%
Powershares QQQ	4.0%
International Business Machines Corp.	3.3%
Apple, Inc.	3.2%
Informatica Corp.	3.1%
Microsoft Corp.	3.1%
Fortinet, Inc.	3.0%
Teradata Corp.	3.0%
Qualcomm, Inc.	2.9%

Portfolio holdings are subject to change daily.

6

ING BLACKROCK SCIENCE AND TECHNOLOGY OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	(10.81)%	—	—	16.24%		—
Class I	(10.44)%	3.04%	1.62%	—		—
Class S(1)	(10.58)%	2.82%	1.40%	—		—
Class S2	(10.77)%	—	—	—		21.38%
S&P 500® Index	2.11%	(0.25)%	2.92%	14.11	%(2)	23.44	%(3)
NYSE Arca Tech 100 IndexSM	0.27%	5.08%	5.21%	22.00	%(2)	27.05	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Science and Technology Opportunities Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) On December 16, 2003, all outstanding shares of Class S were fully redeemed. On July 20, 2005, Class S recommenced operations. The returns for Class S include the performance for Class I, adjusted to reflect the higher expenses of Class S, for the period December 17, 2003 to July 19, 2005.

(2) Since inception performance for the indices is shown from January 1, 2009.

(3) Since inception performance for the indices is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. served as the investment adviser. Prior to January 1, 2004, the Portfolio was sub-advised by a different sub-adviser.

7

ING GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Growth and Income Portfolio (the "Portfolio") seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christopher F. Corapi and Michael Pytosh, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's Class I shares provided a total return of (0.27)% compared to the S&P 500® Index, which returned 2.11% for the same period.

Portfolio Specifics: The first nine months of 2011 were marred by the European sovereign debt crisis, which negatively impacted overall market sentiment. Growth prospects for the global economy continued to trend downward, resulting in choppy macro-driven equity markets. Investors acted on risk aversion — not company fundamentals — and high correlations within the market made it a challenging environment for stock pickers. During this period the Portfolio lost ground relative to the benchmark. The Portfolio was able to recover some of that underperformance in the fourth quarter, however, when security selection in the industrials, consumer discretionary and technology sectors was favorable for returns.

During the reporting period as a whole, security selection in the healthcare sector, particularly in pharmaceutical companies, detracted from performance. Teva Pharmaceutical Industries Ltd. was the worst performing healthcare stock in the Portfolio during the period, but was not among the top detractors from results; neither was any other healthcare stock.

Holdings in the energy sector, particularly our coal and consumable fuels and oil and gas equipment and services companies, were also unfavorable for returns. Our position in Arch Coal, Inc. ("Arch Coal") was detrimental to results. The coal market was weak during the period due to pessimism about Chinese growth and dampened natural gas pricing, the latter of which acts as an alternative fuel and caps coal pricing. In addition, investors did not view Arch Coal's acquisition of International Coal Group positively, causing a further sell-off in its shares. However, we believe that the acquisition helps Arch Coal further balance its diversified coal portfolio, especially in the structurally undersupplied coal markets. We reduced our position in the company but continue to hold a small position, as we believe that Arch Coal continues to be in a strong competitive position and could benefit from improving demand in the electrical, industrial and steel markets, both domestically and globally.

Within financials, our position in Citigroup Inc. ("Citigroup") detracted from returns. Citigroup performed poorly due to the macro selloff in larger diversified financial companies with exposure to the mortgage issues and higher European exposure. We own Citigroup because the stock was selling below its tangible book value, while it retained attractive attributes in a continued macro recovery environment. Our research showed that, over half of its revenues now come from faster growth international markets. Citigroup was also experiencing improving credit metrics, which will allow management to refocus on revenue growth. Additionally, the company's capital levels are solid. We continue to hold the stock, as we believe it is deeply discounted, and the company remains less exposed than higher valued peers to issues like mortgage put-backs and securitization lawsuits.

Another position in financials, Comerica Inc. ("Comerica"), was unfavorable to returns. Comerica performed poorly in January 2011, when the company announced its first bank acquisition in more than a decade. Investors were disappointed that Comerica paid a surprisingly high price for what was otherwise a sound strategic deal. Since then, the overall bank industry has fallen given concerns about industry revenue growth prospects in a weaker economy. Comerica's shares have further suffered as expectations for interest rate hikes, which would have been beneficial for the company, have been pushed out further into the future. Given these issues, we sold out of this position during the reporting period.

The Portfolio benefited from not owning Bank of America Corp., which was among the worst performers for the year. Its shares declined sharply due to litigation issues related to the mortgage foreclosure processes. Also within the consumer sector, our positions in Macy's, Inc. and Altria Group, Inc. added to returns.

Current Strategy and Outlook: We have been taking advantage of market volatility to add to existing positions during corrections or initiate new positions. Currently the portfolio is underweight in the industrials, financials — within diversified financials and real estate subsectors and utilities sectors. We have a slight overweight in the telecommunication services sector. The portfolio was underweight consumer staples, particularly in the household and personal products, as well as the food and staples retailing subsectors. Other underweights were in the utilities and the health care sectors, the latter being driven by our lack of exposure to pharmaceuticals, biotechnology and life sciences companies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2011
(as a percentage of net assets)

Information Technology	19.3%
Financials	13.3%
Energy	12.5%
Health Care	11.9%
Consumer Staples	11.5%
Consumer Discretionary	11.2%
Industrials	10.2%
Materials	3.6%
Telecommunications	3.5%
Utilities	2.3%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011
(as a percentage of net assets)

ExxonMobil Corp.	5.1%
Apple, Inc.	4.9%
Google, Inc. — Class A	3.4%
Intel Corp.	3.0%
Qualcomm, Inc.	2.8%
Pfizer, Inc.	2.7%
Procter & Gamble Co.	2.7%
Johnson & Johnson	2.3%
Altria Group, Inc.	2.3%
JPMorgan Chase & Co.	2.2%

Portfolio holdings are subject to change daily.

8

ING GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S June 11, 2003		Since Inception of Class S2 February 27, 2009
Class ADV	(0.72)%	(0.66)%	—	(0.70)%		—		—
Class I	(0.27)%	(0.14)%	2.31%	—		—		—
Class S	(0.51)%	(0.39)%	—	—		4.49%		—
Class S2	(0.59)%	—	—	—		—		20.68%
S&P 500® Index	2.11%	(0.25)%	2.92%	(0.25	)%(1)	5.25	%(2)	23.44	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth and Income Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from January 1, 2007.

(2) Since inception performance for the index is shown from June 1, 2003.

(3) Since inception performance for the index is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

9

ING INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Intermediate Bond Portfolio (the "Portfolio") seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christine Hurtsellers, Matthew Toms and Michael Mata, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's Class I shares provided a total return of 7.54% compared to the Barclays Capital U.S. Aggregate Bond Index, which returned 7.84% for the same period.

Portfolio Specifics: The Portfolio's duration and yield curve positioning throughout the period was managed reasonably close to that of the benchmark. In the summer of 2011, we had a modest duration overweight exposure, particularly to rates outside the United States, which benefited the Portfolio as rates fell and bond prices rose in the third quarter of the year.

Throughout the year, our overweights to several high quality spread sectors such as commercial mortgage-backed securities ("CMBS"), high-yield and investment-grade corporate bonds benefited the Portfolio and contributed to positive relative returns.

Security selection on balance was a slight drag on performance over the year. While issue selection within agency residential mortgage-backed securities ("RMBS") and CMBS helped performance through the year, security selection within corporate bonds and U.S. government related securities modestly underperformed in 2011.

Forwards, swaps and futures were used in the management of duration and yield curve. As mentioned above, duration and yield curve positioning were contributors to relative outperformance over the year. Currency forwards were used in 2011 and our currency management was a net contributor for the Portfolio. We also employed credit default swaps in the managing of our corporate bond exposures which was a net positive from an asset or sector selection standpoint but a drag in security selection for the year.

Current Outlook and Strategy: The volatile and uncertain path markets took in 2011 has etched the way forward at the onset of 2012. The euro zone remains shrouded in uncertainty and will dominate headlines until European leadership remedies past failures with a credible solution to the region's fiscal imbalances and systemic debt woes. The U.S. fiscal picture is not much rosier than Europe's at the start of a crucial election year. We believe positive economic indicators, including lower jobless claims, stronger payrolls and more robust manufacturing, support the theme of a U.S. economy that continues to muddle along.

We continue to favor the U.S. dollar over the euro and pound. We are biased against Eastern European currencies such as the Czech koruna and Hungarian forint, given their high correlation to the euro zone. Elsewhere, we favor more fundamentally sound currencies in Latin America and Asia, including the Brazilian real, Korean won, Colombian peso and Indonesian rupiah, which exhibit less dependency on Europe.

Corporate fundamentals remain healthy but macro headlines are likely to drive markets again in 2012. Positive U.S. economic data and favorable seasonal factors bode well for near-term corporate performance. Credit fundamentals for high-yield remain strong and the default outlook is still quite favorable. In our opinion, the U.S. high-yield story is more attractive than that of Europe.

We believe significantly lower debt levels and more favorable demographic trends for working age populations throughout Latin America and Asia favor emerging markets over developed countries such as the U.S., Europe and Japan. Credit expansion is slowing in China and the housing market is beginning to correct, but we expect China and Asia, excluding Japan, to be supportive of global growth. The developed world will continue to walk the path of political uncertainty, resulting in headline-driven volatility and wavering sentiment.

Agency mortgage-backed securities performed well in late December and are off to a positive start in 2012. We do not expect a massive increase in aggregate prepayment speeds with the second version of the Home Affordable Refinance Program, but there may be "pockets" within mortgage-backed securities ("MBS") that are exposed. Non-agency residential RMBS have again become an intriguing asset class. Loss-adjusted yields look attractive despite fundamental uncertainties. CMBS experienced a sustained rally to end 2011 and start 2012, diminishing relative value versus other risk sectors. Nonetheless, the underpinnings of the rally, light supply and strong demand, remain.

We expect interest rates to stay low and yield spreads to remain within a reasonable range over the medium term. Therefore, we believe the bulk of total and excess returns in 2012 will come from finding attractive yields among higher quality spread-sector assets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on zdifferences in fees associated with each class.

Investment Type Allocation
as of December 31, 2011
(as a percentage of net assets)

Corporate Bonds/Notes	32.5%
U.S. Government Agency Obligations	28.8%
U.S. Treasury Obligations	14.0%
Collateralized Mortgage Obligations	10.7%
Foreign Government Bonds	10.1%
Asset-Backed Securities	5.8%
Preferred Stock	0.2%
Purchased Options	0.1%
Liabilities in Excess of Other Assets*	(2.2)%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011
(as a percentage of net assets)

United States Treasury Note, 1.375%, 11/30/18	7.9%
Freddie Mac, 4.000%, 10/15/40	4.3%
South Africa Government Bond, 7.250%, 01/15/20	2.4%
United States Treasury Note, 0.875%, 11/30/16	1.8%
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	1.5%
Fannie Mae, 3.500%, 07/25/41	1.5%
MBNA Credit Card Master Note Trust, 5.600%, 07/17/14	1.4%
United States Treasury Note, 0.250%, 11/30/13	1.4%
Brazil Notas do Tesouro Nacional Series B, 6.000%, 08/15/16	1.1%
United States Treasury Note, 2.000%, 11/15/21	1.1%

Portfolio holdings are subject to change daily.

10

ING INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S May 3, 2002		Since Inception of Class S2 February 27, 2009
Class ADV	7.04%	4.45%	—	4.36%		—		—
Class I	7.54%	5.04%	5.18%	—		—		—
Class S	7.30%	4.77%	—	—		5.03%		—
Class S2	7.14%	—	—	—		—		10.90%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%	6.50	%(1)	5.76	%(2)	7.66	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Portfolio against the index indicated. An index has has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the the index is shown from January 1, 2007.

(2) Since inception performance for the index is shown from May 1, 2002.

(3) Since inception performance for the index is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

11

ING MONEY MARKET PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Money Market Portfolio (the "Portfolio") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's shares provided a total return of 0.02% compared to the iMoneyNet First Tier Retail Index, which returned 0.01% for the same period.

Portfolio Specifics: Preservation of capital, limiting credit risk and keeping an excess liquidity cushion due to the still elevated risks in the market remained our primary objectives for the Portfolio throughout the period. Maximizing the yield and return of the Portfolio remained a secondary objective in light of current market conditions and risks, as well as low absolute level of interest rates. The Portfolio's investment adviser continued to waive fees in order to maintain a net yield of at least 0.00%, as do most of our competitors, given the historically low level of interest rates on money market securities.

The first quarter of 2011 was highlighted by global events, including protests in the Middle East and Northern Africa, as well as the devastating earthquake in Japan. Gross domestic product ("GDP") growth and consumer spending in the U.S. continued to confirm that the modest economic recovery remained on track despite numerous headwinds.

Two major themes were the drivers of the markets during the second quarter. First, the contagion risk for the large European banks and sovereigns increased. Second, the debate on increasing the debt ceiling and reducing the budget deficit in the U.S. came to the forefront in June. Various economic statistics in the U.S. came in below market expectations throughout the quarter.

Uncertainty increased during the third quarter. First, Standard & Poor's downgraded U.S. long-term debt to AA+ from AAA. The market focus shifted back to the European credit crisis, which continued to deteriorate. Economic data during the quarter was mostly disappointing and led to increased concerns over a new recession both in the U.S. and globally. The Federal Open Market Committee ("FOMC") responded to the deteriorating economic environment by announcing at August meeting that it would keep the federal funds rate anchored near zero through at least the middle of 2013. This was followed by the announcement of "Operation Twist," which included the selling of short-term Treasury holdings with the funds reinvested into long-term Treasuries. The deterioration in Europe led to a disruption of and increased concerns over short-term funding for the majority of the European banks, which issue short-term debt in the U.S. Many money market investors either reduced exposure to the European bank issuers or shortened their maturities for those issuers as existing positions matured.

The main market focus during the fourth quarter remained squarely on Europe and how the European Union would address deteriorating credit conditions in Greece, Spain, Italy and the other weak sovereign and bank issuers in those countries. Somewhat overlooked was modestly improving economic conditions in the U.S.

The Portfolio followed a strategy of taking on a limited amount of interest rate risk while maintaining reduced longer-term credit exposure. The Portfolio ended the period with a 51 day weighted average maturity ("WAM"), which was longer than the peer average of 41 days for the iMoneyNet First Tier Retail category. The Portfolio reduced its exposure to European banks during the period by not reinvesting maturities, or by direct sales of those issuers which we determined to be of increased risk due to the deteriorating situation in Europe. We increased our exposure to short-term U.S. government securities at a slight yield concession to higher yielding bank debt in order to further reduce credit risk.

Current Strategy and Outlook: Our current strategy for the Portfolio will be to continue to focus on maintaining an extended WAM posture with limited credit risk. We will look to extend our WAM during any backup in rates to levels that offer enough yield pickup relative to the increased risk. In our view, these backups could be temporary in nature in light of FOMC's monetary policy. Exposure to European banks is expected to remain low or potentially be reduced further until we see resolution to the European sovereign debt crisis and funding issues.

Preservation of capital and liquidity remain our top objectives. We plan on maintaining reasonable daily liquidity and short-term liquidity to give the Portfolio flexibility to take advantage of any periods of temporary increases in yields.

Principal Risk Factors: Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

*  Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation
as of December 31, 2011
(as a percentage of net assets)

Asset Backed Commercial Paper	32.0%
Financial Company Commercial Paper	20.5%
Other Note	16.3%
Treasury Debt	11.0%
Government Agency Debt	5.1%
Other Commercial Paper	4.9%
Other Instrument	4.5%
Government Agency Repurchase Agreement	4.0%
Certificate of Deposit	1.9%
Liabilities in Excess of Other Assets	(0.2)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011
(as a percentage of net assets)

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.096%, 01/03/12	4.5%
Treasury Bill, 0.048%, 06/07/12	3.5%
Treasury Bill, 0.033%, 06/21/12	3.4%
Toronto Dominion Holdings USA, 0.098%, 01/03/12	3.2%
Treasury Bill, 0.055%, 06/28/12	3.0%
Standard Chartered Bank, 0.351%, 01/03/12	2.7%
CAFCO LLC, 0.320%, 01/05/12	2.7%
Pepsico, Inc., 0.070%, 01/04/12	2.5%
Deutsche Bank AG Repurchase Agreement dated 12/30/11, 0.050%, due 01/03/12, $26,514,147 to be received upon repurchase (Collateralized by $27,024,000, FNMA, 1.000%, Market Value plus accrued interest $27,044,989 due 11/14/13), 0.050%, 01/03/12	2.3%
Old Line Funding LLC, 0.300%, 05/18/12	2.2%

Portfolio holdings are subject to change daily.

12

ING SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Small Company Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and Steve Salopek, Portfolio Managers of ING Investment Management Co. LLC — the Sub Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's Class I shares provided a total return of (2.49)% compared to the Russell 2000® Index, which returned (4.18)% for the same period.

Portfolio Specifics: The Russell 2000® Index declined in 2011 despite a strong fourth quarter and lagged large-caps. Despite signs of an early January effect in December, as the smallest of the small-caps outperformed, larger small-caps and higher quality names held up best for the year. Volatility and correlations were high this past year, resulting from a number of macro headwinds, including natural disaster, concerns regarding the U.S.'s economic recovery, the European debt overhang and ensuing political turmoil. Merger and acquisitions activity picked up. More than half of small-cap core funds outperformed the index in 2011, at 61.6%, while 45.3% of small-cap growth funds outperformed the index.

At the sector level for the Russell 2000® Index, defensive sectors held up best, as utilities, consumer staples and health care all turned in positive results for the year with utilities leading at 16.6%. Telecommunication services and materials had the weakest results, as the sectors were down 15.4% and 13.4%, respectively.

Stock selection within financials, industrials, materials and healthcare benefited the Portfolio during the period. Strong stock selection within utilities coupled with our overweight in this sector also added to performance. Notable outperformance within financials was due to strong stock selection within insurance, real estate investment trusts ("REITs") and thrifts and mortgage finance as well as stock selection and our overweight in consumer finance. Industrials benefited from stock selection within machinery and commercial services and supplies. Strong stock selection within paper and forest products added value within materials, while our overweight coupled with stock selection within electric utilities added to performance within utilities.

Stock selection within consumer discretionary and energy detracted most from performance. In energy, returns were held back by stock selection within oil, gas and consumable fuels and energy equipment and services. Within consumer discretionary, stock selection within specialty retail and hotels, restaurants and leisure detracted from performance.

Delphi Financial Group, Inc. ("Delphi Financial Group") and SuccessFactors, Inc. ("SuccessFactors") contributed significantly to performance over the period. Delphi Financial Group provides specialty insurance and insurance-related services. The stock's outperformance was the result of the announcement that Tokio Marine Group of Japan agreed to buy Delphi Financial Group for $2.7 billion, a 73% premium. The acquisition will increase Tokio Marine's overseas profit contribution and is in line with their aggressive expansion overseas. SuccessFactors provides cloud-based business execution software solutions that enable organizations to bridge the gap between business strategy and results worldwide. SAP announced that it will acquire SuccessFactors for $3.4 billion, a 52% premium. The acquisition will provide SAP with a cloud-based human resources application set and will bring cloud software expertise to the company, which largely sells on-premise applications.

OfficeMax, Inc. ("OfficeMax") and Ruby Tuesday, Inc. ("Ruby Tuesday") were two of the largest detractors from performance over the period. OfficeMax sells office products to retail and business customers. The stock underperformed this year as earnings and investor sentiment came under pressure from a slow macro recovery, poor communications from the company and a competitive environment. We continue to hold the name as we believe that as the economy improves OfficeMax will gain traction in its turnaround which will lead to significant operating leverage and better earnings that will exceed investors' expectations, and that the stock is attractively valued.

Ruby Tuesday owns and operates casual dining restaurants throughout the U.S. and internationally. We invested in the company due to improving store level margins, strong free cash flow, better traffic than the industry and the potential to convert some underperforming units to higher performing ones. The company has had a couple of missteps this year as their same store sales strength reversed and store level margins came under pressure again. We continue to own this name because the company owns a large number of their restaurants and they are now willing to tap into those assets, along with their strong free cash flow, to pay down debt and buy back shares. We believe that this will help protect on the downside, while giving the company time to improve the restaurants' profitability.

Current Strategy and Outlook: We are cautious about the global macroeconomic landscape and continue to assess the potential impact that it may have on the performance of companies and valuations. Our portfolio positioning has not changed significantly. We remain nimble and continue to focus on what we believe are quality companies, i.e., companies that have strong managements, strong balance sheets and good cash flow generation capabilities. Even among cyclicals our primary focus is on management quality, cash flows and the strength of the balance sheet. Going forward, we believe that we are well positioned as we think that investors will continue to focus on companies' fundamentals due to the increased economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2011
(as a percentage of net assets)

Financials	20.3%
Industrials	18.3%
Information Technology	16.5%
Consumer Discretionary	14.1%
Health Care	11.6%
Energy	5.9%
Materials	5.6%
Utilities	3.4%
Consumer Staples	1.3%
Telecommunications	1.3%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011*
(as a percentage of net assets)

Acuity Brands, Inc.	1.2%
Cleco Corp.	1.1%
Life Time Fitness, Inc.	1.1%
LaSalle Hotel Properties	1.1%
Healthsouth Corp.	1.1%
Watts Water Technologies, Inc.	1.0%
Susquehanna Bancshares, Inc.	1.0%
Dril-Quip, Inc.	1.0%
Toro Co.	1.0%
Teledyne Technologies, Inc.	1.0%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

13

ING SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	(2.99)%	—	—	16.37%		—
Class I	(2.49)%	2.47%	5.79%	—
Class S	(2.68)%	2.22%	5.54%	—		—
Class S2	(2.85)%	—	—	—		25.58%
Russell 2000® Index	(4.18)%	0.15%	5.62%	15.63	%(1)	27.26	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Small Company Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is January 1, 2009.

(2) Since inception performance for the index is March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

14

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Balanced Portfolio	Beginning Account Value July 01, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*	Beginning Account Value July 01, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*
Class I	$1,000.00	$944.00	0.65%	$3.18	$1,000.00	$1,021.93	0.65%	$3.31
Class S	1,000.00	942.00	0.90	4.41	1,000.00	1,020.67	0.90	4.58
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV	$1,000.00	$871.00	1.55%	$7.31	$1,000.00	$1,017.39	1.55%	$7.88
Class I	1,000.00	872.10	1.05	4.95	1,000.00	1,019.91	1.05	5.35
Class S	1,000.00	871.90	1.30	6.13	1,000.00	1,018.65	1.30	6.61
Class S2	1,000.00	871.50	1.45	6.84	1,000.00	1,017.90	1.45	7.38
ING Growth and Income Portfolio
Class ADV	$1,000.00	$958.80	1.03%	$5.09	$1,000.00	$1,020.01	1.03%	$5.24
Class I	1,000.00	960.50	0.58	2.87	1,000.00	1,022.28	0.58	2.96
Class S	1,000.00	959.70	0.83	4.10	1,000.00	1,021.02	0.83	4.23
Class S2	1,000.00	959.70	0.98	4.84	1,000.00	1,020.27	0.98	4.99

*  Expenses are equal to each Portfolios' respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

15

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Intermediate Bond Portfolio	Beginning Account Value July 01, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*	Beginning Account Value July 01, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*
Class ADV	$1,000.00	$1,035.00	1.00%	$5.13	$1,000.00	$1,020.16	1.00%	$5.09
Class I	1,000.00	1,037.50	0.50	2.57	1,000.00	1,022.68	0.50	2.55
Class S	1,000.00	1,036.70	0.75	3.85	1,000.00	1,021.42	0.75	3.82
Class S2	1,000.00	1,035.30	0.90	4.62	1,000.00	1,020.67	0.90	4.58
ING Money Market Portfolio
Class I	$1,000.00	$1,000.00	0.26%	$1.31	$1,000.00	$1,023.89	0.26%	$1.33
Class S	1,000.00	1,000.00	0.26	1.31	1,000.00	1,023.89	0.26	1.33
ING Small Company Portfolio
Class ADV	$1,000.00	$920.10	1.35%	$6.53	$1,000.00	$1,018.40	1.35%	$6.87
Class I	1,000.00	922.80	0.85	4.12	1,000.00	1,020.92	0.85	4.33
Class S	1,000.00	921.80	1.10	5.33	1,000.00	1,019.66	1.10	5.60
Class S2	1,000.00	920.90	1.25	6.05	1,000.00	1,018.90	1.25	6.36

*  Expenses are equal to each Portfolios' respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors/Trustees
ING Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments or summary portfolios of investments, as indicated, of ING Balanced Portfolio, a series of ING Balanced Portfolio, Inc., ING Growth and Income Portfolio, a series of ING Variable Funds, ING Small Company Portfolio and ING BlackRock Science and Technology Opportunities Portfolio, each a series of ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2012

17

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING Balanced Portfolio	ING BlackRock Science and Technology Opportunities Portfolio	ING Growth and Income Portfolio	ING Intermediate Bond Portfolio
ASSETS:
Investments in securities at value+*	$507,256,481	$314,193,929	$3,861,941,837	$2,525,528,311
Short-term investments at value***	19,739,097	10,105,549	28,808,028	97,849,366
Short-term investments at amortized cost	—	—	—	95,388,096
Cash	2,409,092	—	218,971	130,406
Cash collateral for futures	2,416,590	—	—	8,100,953
Receivable for derivatives collateral (Note 2)	1,200,000	—	—	8,930,000
Foreign currencies at value*****	3,143,829	722,968	7,859	636,101
Foreign cash collateral for futures******	27,413	—	—	—
Receivables:
Investments securities sold	6,311,118	4,187,640	—	2,348
Investment securities sold on a delayed-delivery or when-issued basis	12,125,389	—	—	188,794,766
Fund shares sold	22,491	60,708	219,086	607,321
Dividends	365,829	80,943	4,314,516	667
Interest	2,483,048	—	—	23,287,259
Foreign tax reclaim	49,825	27,825	9,834	—
Unrealized appreciation on forward foreign currency contracts	1,087,743	497,184	—	2,360,391
Upfront payments paid on OTC swap agreements	106,231	—	—	1,420,312
Unrealized appreciation on OTC swap agreements	463,352	—	—	892,002
Prepaid expenses	10,569	6,386	64,251	50,120
Reimbursement due from manager	—	931	—	—
Total assets	559,218,097	329,884,063	3,895,584,382	2,953,978,419
LIABILITIES:
Payable for investment securities purchased	1,923,617	2,517,196	—	22,066,029
Payable for investment securities purchased on a delayed-delivery or when-issued basis	15,480,335	—	—	348,028,262
Payable for fund shares redeemed	83,424	229,078	2,245,714	1,458,382
Payable upon receipt of securities loaned	6,079,145	4,587,963	420,028	95,159,366
Unrealized depreciation on forward foreign currency contracts	1,241,369	230,279	—	2,448,666
Upfront payments received on OTC swap agreements	119,643	—	—	1,589,286
Unrealized depreciation on OTC swap agreements	2,994,424	—	—	9,760,266
Payable to affiliates	251,904	332,825	2,464,283	1,213,786
Payable for directors fees	2,655	1,612	19,461	12,358
Payable for derivatives collateral (Note 2)	—	—	—	1,100,000
Other accrued expenses and liabilities	121,161	37,836	290,787	247,430
Written options, at fair value^	80,812	—	—	100,300
Total liabilities	28,378,489	7,936,789	5,440,273	483,184,131
NET ASSETS	$530,839,608	$321,947,274	$3,890,144,109	$2,470,794,288
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$661,274,035	$297,760,179	$4,414,382,219	$2,730,533,779
Undistributed net investment income/ (accumulated net investment loss)	16,685,110	(75,611)	1,954,141	10,996,298
Accumulated net realized gain (loss)	(140,863,651)	16,209,531	(834,977,344)	(287,771,665)
Net unrealized appreciation (depreciation)	(6,255,886)	8,053,175	308,785,093	17,035,876
NET ASSETS	$530,839,608	$321,947,274	$3,890,144,109	$2,470,794,288
+ Including securities loaned at value	$5,887,721	$4,455,370	$408,300	$92,972,651
* Cost of investments in securities	$511,058,430	$306,440,625	$3,553,157,701	$2,497,436,730
*** Cost of short-term investments	$19,780,426	$10,105,549	$28,808,028	$97,849,366
***** Cost of foreign currencies	$3,158,920	$689,667	$7,858	$642,229
****** Cost of foreign cash collateral for futures	$27,413	$—	$—	$—
^ Premiums received on written options	$236,492	$—	$—	$767,322

See Accompanying Notes to Financial Statements
18

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011 (CONTINUED)

	ING Balanced Portfolio	ING BlackRock Science and Technology Opportunities Portfolio	ING Growth and Income Portfolio	ING Intermediate Bond Portfolio
Class ADV:
Net Assets	n/a	$9,905,464	$1,221,084,225	$16,953,004
Shares authorized	n/a	100,000,000	unlimited	unlimited
Par value	n/a	$0.001	$1.000	$1.000
Shares outstanding	n/a	1,905,654	57,091,925	1,373,531
Net asset value and redemption price per share	n/a	$5.20	$21.39	$12.34
Class I:
Net Assets	$524,887,088	$105,891,481	$1,873,711,779	$1,205,691,397
Shares authorized	500,000,000	100,000,000	unlimited	unlimited
Par value	$0.001	$0.001	$1.000	$1.000
Shares outstanding	47,174,298	19,886,429	86,783,725	97,231,568
Net asset value and redemption price per share	$11.13	$5.32	$21.59	$12.40
Class S:
Net Assets	$5,952,520	$205,904,556	$795,130,668	$1,247,149,072
Shares authorized	500,000,000	100,000,000	unlimited	unlimited
Par value	$0.001	$0.001	$1.000	$1.000
Shares outstanding	538,595	39,291,647	37,156,888	101,077,151
Net asset value and redemption price per share	$11.05	$5.24	$21.40	$12.34
Class S2:
Net Assets	n/a	$245,773	$217,437	$1,000,815
Shares authorized	n/a	100,000,000	unlimited	unlimited
Par value	n/a	$0.001	$1.000	$1.000
Shares outstanding	n/a	47,088	10,243	80,895
Net asset value and redemption price per share	n/a	$5.22	$21.23	$12.37

See Accompanying Notes to Financial Statements
19

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING Money Market Portfolio	ING Small Company Portfolio
ASSETS:
Investments in securities at value+*	$—	$587,896,108
Short-term investments at value***	—	19,821,033
Short-term investments at amortized cost	1,178,965,813	—
Cash	531	867
Receivables:
Investments securities sold	—	4,224,726
Fund shares sold	7,151	309,591
Dividends	630	625,743
Interest	1,343,958	—
Prepaid expenses	29,109	10,744
Total assets	1,180,347,192	612,888,812
LIABILITIES:
Payable for investment securities purchased	—	1,696,609
Payable for fund shares redeemed	3,520,896	1,498,919
Payable upon receipt of securities loaned	—	11,068,033
Payable to affiliates	237,112	432,527
Payable for directors fees	5,900	2,996
Other accrued expenses and liabilities	112,318	82,341
Total liabilities	3,876,226	14,781,425
NET ASSETS	$1,176,470,966	$598,107,387
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,176,602,897	$555,833,667
Undistributed (distributions in excess of) net investment income	(131,931)	2,014,035
Accumulated net realized gain	—	230,434
Net unrealized appreciation	—	40,029,251
NET ASSETS	$1,176,470,966	$598,107,387
+ Including securities loaned at value	$—	$10,792,686
* Cost of investments in securities	$—	$547,866,857
*** Cost of short-term investments	$—	$19,821,033
Class ADV:
Net Assets	n/a	$5,937,803
Shares authorized	n/a	100,000,000
Par value	n/a	$0.001
Shares outstanding	n/a	341,366
Net asset value and redemption price per share	n/a	$17.39
Class I:
Net Assets	$1,176,157,063	$483,472,755
Shares authorized	unlimited	100,000,000
Par value	1.000	$0.001
Shares outstanding	1,176,030,841	27,131,241
Net asset value and redemption price per share	1.00	$17.82
Class S:
Net Assets	313,903	$108,502,173
Shares authorized	unlimited	100,000,000
Par value	1.000	$0.001
Shares outstanding	313,885	6,176,416
Net asset value and redemption price per share	1.00	$17.57
Class S2:
Net Assets	n/a	$194,656
Shares authorized	n/a	100,000,000
Par value	n/a	$0.001
Shares outstanding	n/a	11,142
Net asset value and redemption price per share	n/a	$17.47

See Accompanying Notes to Financial Statements
20

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Balanced Portfolio	ING BlackRock Science and Technology Opportunities Portfolio	ING Growth and Income Portfolio	ING Intermediate Bond Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,371,840	$3,107,232	$75,612,506	$417,396
Interest, net of foreign taxes withheld*	11,269,669	—	—	118,853,881
Dividends from affiliated underlying funds	—	17,274	—	—
Securities lending income, net	37,956	282,099	114,920	257,171
Total investment income	18,679,465	3,406,605	75,727,426	119,528,448
EXPENSES:
Investment management fees	2,943,319	3,709,413	18,919,054	9,937,290
Distribution and service fees:
Class ADV	—	46,350	6,109,753	43,565
Class S	17,670	646,444	1,174,676	3,145,608
Class S2	—	1,058	458	871
Transfer agent fees	818	382	7,920	3,440
Administrative service fees	323,755	214,748	2,081,033	1,366,333
Shareholder reporting expense	54,484	22,295	207,970	198,925
Professional fees	106,163	62,555	202,353	247,415
Custody and accounting expense	326,268	67,885	386,706	401,500
Directors fees	26,686	16,711	134,695	110,610
Miscellaneous expense	56,084	25,513	144,823	82,374
Interest expense	2,871	177	2,395	6,613
Total expenses	3,858,118	4,813,531	29,371,836	15,544,544
Net waived and reimbursed fees	—	(17,602)	(610,965)	(175)
Net expenses	3,858,118	4,795,929	28,760,871	15,544,369
Net investment income (loss)	14,821,347	(1,389,324)	46,966,555	103,984,079
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	20,827,803	46,516,525	22,073,034	138,681,135
Foreign currency related transactions	475,455	1,380,168	9,291	2,843,969
Futures	972,609	(580,762)	(610,979)	(9,633,261)
Swaps	(678,852)	—	—	(6,980,714)
Written options	2,164,169	—	—	1,368,255
Net realized gain	23,761,184	47,315,931	21,471,346	126,279,384
Net change in unrealized appreciation (depreciation) on:
Investments	(43,823,918)	(89,542,241)	(157,909,718)	(55,630,787)
Foreign currency related transactions	(202,447)	170,941	(320)	6,066,106
Futures	(10,324)	—	—	(2,153,351)
Swaps	(1,940,328)	—	—	(3,602,568)
Written options	(43,467)	—	—	667,022
Net change in unrealized appreciation (depreciation)	(46,020,484)	(89,371,300)	(157,910,038)	(54,653,578)
Net realized and unrealized gain (loss)	(22,259,300)	(42,055,369)	(136,438,692)	71,625,806
Increase (decrease) in net assets resulting from operations	$(7,437,953)	$(43,444,693)	$(89,472,137)	$175,609,885
* Foreign taxes withheld	$291,586	$108,019	$383,130	$2,544

See Accompanying Notes to Financial Statements
21

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Money Market Portfolio	ING Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,652	$7,393,431
Interest	3,119,832	—
Securities lending income, net	—	228,363
Total investment income	3,126,484	7,621,794
EXPENSES:
Investment management fees	2,999,224	4,672,708
Distribution and service fees:
Class ADV	—	29,525
Class S	731	295,726
Class S2	—	940
Transfer agent fees	1,157	945
Administrative service fees	659,809	342,655
Shareholder reporting expense	104,254	93,375
Professional fees	63,711	46,106
Custody and accounting expense	114,520	70,495
Directors fees	52,572	27,319
Miscellaneous expense	41,535	25,524
Interest expense	172	277
Total expenses	4,037,685	5,605,595
Net waived and reimbursed fees	(919,234)	(188)
Net expenses	3,118,451	5,605,407
Net investment income	8,033	2,016,387
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	40,348	69,793,435
Net realized gain	40,348	69,793,435
Net change in unrealized appreciation (depreciation) on:
Investments	149,401	(89,171,385)
Net change in unrealized appreciation (depreciation)	149,401	(89,171,385)
Net realized and unrealized gain (loss)	189,749	(19,377,950)
Increase (decrease) in net assets resulting from operations	$197,782	$(17,361,563)
* Foreign taxes withheld	$—	$3,900

See Accompanying Notes to Financial Statements
22

STATEMENTS OF CHANGES IN NET ASSETS

	ING Balanced Portfolio		ING BlackRock Science and Technology Opportunities Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$14,821,347	$15,378,449	$(1,389,324)	$(1,279,869)
Net realized gain	23,761,184	75,328,009	47,315,931	21,482,363
Net change in unrealized appreciation (depreciation)	(46,020,484)	(8,293,451)	(89,371,300)	37,590,322
Increase (decrease) in net assets resulting from operations	(7,437,953)	82,413,007	(43,444,693)	57,792,816
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(15,869,939)	(17,430,470)	—	—
Class S	(182,605)	(209,221)	—	—
Total distributions	(16,052,544)	(17,639,691)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,609,523	4,763,613	82,557,188	96,792,335
Reinvestment of distributions	16,052,544	17,639,691	—	—
	22,662,067	22,403,304	82,557,188	96,792,335
Cost of shares redeemed	(90,525,985)	(103,467,259)	(118,727,363)	(83,946,139)
Net increase (decrease) in net assets resulting from capital share transactions	(67,863,918)	(81,063,955)	(36,170,175)	12,846,196
Net increase (decrease) in net assets	(91,354,415)	(16,290,639)	(79,614,868)	70,639,012
NET ASSETS:
Beginning of year or period	622,194,023	638,484,662	401,562,142	330,923,130
End of year or period	$530,839,608	$622,194,023	$321,947,274	$401,562,142
Undistributed net investment income/(accumulated net investment loss) at end of year or period	$16,685,110	$16,455,621	$(75,611)	$(66,455)

See Accompanying Notes to Financial Statements
23

STATEMENTS OF CHANGES IN NET ASSETS

	ING Growth and Income Portfolio		ING Intermediate Bond Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$46,966,555	$26,957,425	$103,984,079	$122,339,134
Net realized gain	21,471,346	280,009,458	126,279,384	55,971,604
Net change in unrealized appreciation (depreciation)	(157,910,038)	41,632,561	(54,653,578)	56,501,293
Increase (decrease) in net assets resulting from operations	(89,472,137)	348,599,444	175,609,885	234,812,031
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(10,844,280)	(50,616)	(712,832)	(208,636)
Class I	(24,719,662)	(23,102,823)	(53,618,661)	(60,836,973)
Class S	(9,460,294)	(3,810,949)	(52,930,354)	(61,395,211)
Class S2	(1,636)	(37)	(43,906)	(163)
Total distributions	(45,025,872)	(26,964,425)	(107,305,753)	(122,440,983)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	207,918,700	108,981,973	464,216,980	271,722,100
Proceeds from shares issued in merger (Note 15)	1,845,801,824	133,730,864	—	—
Reinvestment of distributions	45,005,585	26,946,348	107,285,977	122,418,062
	2,098,726,109	269,659,185	571,502,957	394,140,162
Cost of shares redeemed	(814,449,911)	(424,150,059)	(683,342,402)	(508,433,813)
Net increase (decrease) in net assets resulting from capital share transactions	1,284,276,198	(154,490,874)	(111,839,445)	(114,293,651)
Net increase (decrease) in net assets	1,149,778,189	167,144,145	(43,535,313)	(1,922,603)
NET ASSETS:
Beginning of year or period	2,740,365,920	2,573,221,775	2,514,329,601	2,516,252,204
End of year or period	$3,890,144,109	$2,740,365,920	$2,470,794,288	$2,514,329,601
Undistributed net investment income at end of year or period	$1,954,141	$9,058	$10,996,298	$7,614,810

See Accompanying Notes to Financial Statements
24

STATEMENTS OF CHANGES IN NET ASSETS

	ING Money Market Portfolio		ING Small Company Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$8,033	$278,867	$2,016,387	$2,566,613
Net realized gain	40,348	210,645	69,793,435	78,068,411
Net change in unrealized appreciation (depreciation)	149,401	—	(89,171,385)	45,929,479
Increase (decrease) in net assets resulting from operations	197,782	489,512	(17,361,563)	126,564,503
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(22,163)	(343)
Class I	(8,033)	(490,254)	(1,919,855)	(2,439,964)
Class S	—	(1)	(267,549)	(298,881)
Class S2	—	—	(696)	(16)
Net realized gains:
Class I	(46,849)	—	—	—
Class S	(11)	—	—	—
Return of capital:
Class I	(165,438)	(2,509,972)	—	—
Class S	(40)	—	—	—
Total distributions	(220,371)	(3,000,227)	(2,210,263)	(2,739,204)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	396,127,327	78,344,418	126,373,173	93,100,818
Proceeds from shares issued in merger (Note 15)	—	—	—	39,171,474
Reinvestment of distributions	220,371	3,000,227	2,210,263	2,739,166
	396,347,698	81,344,645	128,583,436	135,011,458
Cost of shares redeemed	(290,114,374)	(337,002,648)	(140,231,718)	(146,270,085)
Net increase (decrease) in net assets resulting from capital share transactions	106,233,324	(255,658,003)	(11,648,282)	(11,258,627)
Net increase (decrease) in net assets	106,210,735	(258,168,718)	(31,220,108)	112,566,672
NET ASSETS:
Beginning of year or period	1,070,260,231	1,328,428,949	629,327,495	516,760,823
End of year or period	$1,176,470,966	$1,070,260,231	$598,107,387	$629,327,495
Undistributed (distributions in excess of) net investment income at end of year or period	$(131,931)	$—	$2,014,035	$2,207,911

See Accompanying Notes to Financial Statements
25

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Balanced Portfolio
Class I
12-31-11	11.58	0.29	•	(0.43)	(0.14)	0.31	—	—
12-31-10	10.42	0.27	•	1.19	1.46	0.30	—	—
12-31-09	9.18	0.24	•	1.43	1.67	0.43	—	—
12-31-08	14.45	0.40		(4.07)	(3.67)	0.45	1.15	—
12-31-07	14.65	0.39	•	0.38	0.77	0.39	0.58	—
Class S
12-31-11	11.50	0.26	•	(0.43)	(0.17)	0.28	—	—
12-31-10	10.36	0.24		1.18	1.42	0.28	—	—
12-31-09	9.12	0.21	•	1.43	1.64	0.40	—	—
12-31-08	14.36	0.34		(4.02)	(3.68)	0.41	1.15	—
12-31-07	14.57	0.35	•	0.38	0.73	0.36	0.58	—
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV
12-31-11	5.83	(0.03)		(0.60)	(0.63)	—	—	—
12-31-10	4.94	(0.03	)•	0.92	0.89	—	—	—
12-31-09	3.25	(0.02)		1.71	1.69	—	—	—
12-16-08(5)-12-31-08	3.29	(0.01)		(0.03)	(0.04)	—	—	—
Class I
12-31-11	5.94	(0.01)		(0.61)	(0.62)	—	—	—
12-31-10	5.01	(0.01)		0.94	0.93	—	—	—
12-31-09	3.28	(0.01)		1.74	1.73	—	—	—
12-31-08	5.45	0.00	*	(2.17)	(2.17)	—	—	—
12-31-07	4.58	(0.01)		0.88	0.87	—	—	—
Class S
12-31-11	5.86	(0.03)		(0.59)	(0.62)	—	—	—
12-31-10	4.96	(0.02)		0.92	0.90	—	—	—
12-31-09	3.25	(0.02)		1.73	1.71	—	—	—
12-31-08	5.42	(0.01)		(2.16)	(2.17)	—	—	—
12-31-07	4.56	(0.02)		0.88	0.86	—	—	—
Class S2
12-31-11	5.85	(0.02)		(0.61)	(0.63)	—	—	—
12-31-10	4.95	(0.03	)•	0.93	0.90	—	—	—
02-27-09(5) -12-31-09	3.01	(0.02	)•	1.96	1.94	—	—	—
ING Growth and Income Portfolio
Class ADV
12-31-11	21.74	0.22		(0.38)	(0.16)	0.19	—	—
12-31-10	19.31	0.15	•	2.47	2.62	0.19	—	—
12-31-09	15.04	0.18	•	4.29	4.47	0.20	—	—
12-31-08	24.61	0.23	•	(9.58)	(9.35)	0.22	—	—
12-31-07	23.38	0.72	•	0.84	1.56	0.33	—	—
Class I
12-31-11	21.94	0.31	•	(0.37)	(0.06)	0.29	—	—
12-31-10	19.42	0.22		2.53	2.75	0.23	—	—
12-31-09	15.11	0.27	•	4.30	4.57	0.26	—	—
12-31-08	24.76	0.36		(9.69)	(9.33)	0.32	—	—
12-31-07	23.38	0.33	•	1.40	1.73	0.35	—	—
Class S
12-31-11	21.77	0.24	•	(0.35)	(0.11)	0.26	—	—
12-31-10	19.28	0.18		2.48	2.66	0.17	—	—
12-31-09	15.00	0.19		4.32	4.51	0.23	—	—
12-31-08	24.63	0.25	•	(9.58)	(9.33)	0.30	—	—
12-31-07	23.30	0.37	•	1.29	1.66	0.33	—	—

						Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING Balanced Portfolio
Class I
12-31-11	0.31	—	11.13	(1.40)		0.65	0.65		0.65		2.51		524,887	259
12-31-10	0.30	—	11.58	14.22		0.62	0.62	†	0.62	†	2.47	†	614,261	328
12-31-09	0.43	—	10.42	19.23		0.63	0.63	†	0.63	†	2.55	†	631,106	337
12-31-08	1.60	—	9.18	(28.10)		0.62	0.62	†	0.62	†	2.97	†	602,815	294
12-31-07	0.97	—	14.45	5.57		0.60	0.60	†	0.60	†	2.68	†	1,046,498	257
Class S
12-31-11	0.28	—	11.05	(1.66)		0.90	0.90		0.90		2.25		5,953	259
12-31-10	0.28	—	11.50	13.87		0.87	0.87	†	0.87	†	2.22	†	7,933	328
12-31-09	0.40	—	10.36	18.94		0.88	0.88	†	0.88	†	2.30	†	7,374	337
12-31-08	1.56	—	9.12	(28.28)		0.87	0.87	†	0.87	†	2.73	†	6,684	294
12-31-07	0.94	—	14.36	5.31		0.85	0.85	†	0.85	†	2.43	†	10,281	257
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV
12-31-11	—	—	5.20	(10.81)		1.56	1.55		1.55		(0.66)		9,905	148
12-31-10	—	—	5.83	18.02		1.55	1.55		1.55		(0.66)		5,609	52
12-31-09	—	—	4.94	52.00		1.57	1.55		1.55		(0.92)		54	74
12-16-08(5)-12-31-08	—	—	3.25	(1.22)		1.58	1.56		1.56		(2.08)		3	137
Class I
12-31-11	—	—	5.32	(10.44)		1.06	1.05		1.05		(0.18)		105,891	148
12-31-10	—	—	5.94	18.56		1.05	1.05		1.05		(0.20)		121,443	52
12-31-09	—	—	5.01	52.74		1.07	1.05		1.05		(0.13)		100,726	74
12-31-08	—	—	3.28	(39.82)		1.08	1.06		1.06		0.09		55,899	137
12-31-07	—	—	5.45	19.00		1.08	1.08		1.08		(0.24)		97,943	84
Class S
12-31-11	—	—	5.24	(10.58)		1.31	1.30		1.30		(0.43)		205,905	148
12-31-10	—	—	5.86	18.15		1.30	1.30		1.30		(0.45)		274,471	52
12-31-09	—	—	4.96	52.62		1.32	1.30		1.30		(0.41)		230,138	74
12-31-08	—	—	3.25	(40.04)		1.33	1.31		1.31		(0.02)		89,548	137
12-31-07	—	—	5.42	18.86		1.33	1.33		1.33		(0.50)		1,140	84
Class S2
12-31-11	—	—	5.22	(10.77)		1.56	1.45		1.45		(0.56)		246	148
12-31-10	—	—	5.85	18.18		1.55	1.45		1.45		(0.51)		40	52
02-27-09(5) -12-31-09	—	—	4.95	64.45		1.57	1.45		1.45		(0.56)		5	74
ING Growth and Income Portfolio
Class ADV
12-31-11	0.19	—	21.39	(0.72)		1.08	1.03		1.03		1.03		1,221,084	75
12-31-10	0.19	—	21.74	13.55		1.10	1.10	†	1.10	†	0.77	†	6,037	117
12-31-09	0.20	—	19.31	29.69		1.11	1.11	†	1.11	†	1.10	†	1,302	104
12-31-08	0.22	—	15.04	(37.94	)(a)	1.10	1.10	†	1.10	†	1.14	†	791	169
12-31-07	0.33	—	24.61	6.66		1.09	1.09	†	1.09	†	2.95	†	1,211	146
Class I
12-31-11	0.29	—	21.59	(0.27)		0.58	0.58		0.58		1.39		1,873,712	75
12-31-10	0.23	—	21.94	14.14		0.60	0.60	†	0.60	†	1.12	†	2,253,794	117
12-31-09	0.26	—	19.42	30.24		0.61	0.61	†	0.61	†	1.60	†	2,090,019	104
12-31-08	0.32	—	15.11	(37.63	)(a)	0.60	0.60	†	0.60	†	1.64	†	1,622,085	169
12-31-07	0.35	—	24.76	7.40		0.59	0.59	†	0.59	†	1.32	†	2,796,115	146
Class S
12-31-11	0.26	—	21.40	(0.51)		0.83	0.83		0.83		1.13		795,131	75
12-31-10	0.17	—	21.77	13.81		0.85	0.85	†	0.85	†	0.87	†	480,529	117
12-31-09	0.23	—	19.28	30.03		0.86	0.86	†	0.86	†	1.34	†	481,897	104
12-31-08	0.30	—	15.00	(37.82	)(a)	0.85	0.85	†	0.85	†	1.44	†	290,152	169
12-31-07	0.33	—	24.63	7.13		0.84	0.84	†	0.84	†	1.50	†	25,169	146

See Accompanying Notes to Financial Statements
26

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital
Year or period ended	($)	($)		($)	($)	($)		($)		($)
ING Growth and Income Portfolio (continued)
Class S2
12-31-11	21.52	0.41	•	(0.54)	(0.13)	0.16		—		—
12-31-10	19.26	0.14		2.28	2.42	0.16		—		—
02-27-09(5) -12-31-09	12.69	(0.06	)•	6.72	6.66	0.09		—		—
ING Intermediate Bond Portfolio
Class ADV
12-31-11	12.04	0.47	•	0.38	0.85	0.55		—		—
12-31-10	11.62	0.57	•	0.48	1.05	0.63		—		—
12-31-09	11.12	0.47		0.76	1.23	0.73		—		—
12-31-08	13.23	0.58		(1.77)	(1.19)	0.62		0.30		—
12-31-07	12.96	0.63		0.09	0.72	0.45		—		—
Class I
12-31-11	12.07	0.54	•	0.37	0.91	0.58		—		—
12-31-10	11.57	0.61	•	0.53	1.14	0.64		—		—
12-31-09	11.08	0.53	•	0.75	1.28	0.79		—		—
12-31-08	13.22	0.64	•	(1.73)	(1.09)	0.75		0.30		—
12-31-07	12.96	0.69	•	0.08	0.77	0.51		—		—
Class S
12-31-11	12.01	0.51	•	0.37	0.88	0.55		—		—
12-31-10	11.52	0.57	•	0.52	1.09	0.60		—		—
12-31-09	11.00	0.50	•	0.75	1.25	0.73		—		—
12-31-08	13.14	0.60	•	(1.72)	(1.12)	0.72		0.30		—
12-31-07	12.89	0.65	•	0.08	0.73	0.48		—		—
Class S2
12-31-11	12.08	0.52	•	0.34	0.86	0.57		—		—
12-31-10	11.59	0.55	•	0.53	1.08	0.59		—		—
02-27-09(5) -12-31-09	10.79	0.42	•	1.15	1.57	0.77		—		—
ING Money Market Portfolio(b)
Class I
12-31-11	1.00	0.00	*	0.00	0.00 *	0.00	*	0.00	*	0.00	*
12-31-10	1.00	0.00	*	0.00 *	0.00 *	0.00	*	—		0.00	*
12-31-09	1.00	0.00	*	0.00 *	0.00 *	0.00	*	0.00	*	—
12-31-08	1.05	0.02		0.00 *	0.02	0.07		—		—
12-31-07	1.04	0.05		(0.00)*	0.05	0.04		—		—
Class S
12-31-11	1.00	0.00		0.00	0.00	—		0.00	*	0.00	*
03-15-10(5) -12-31-10	1.00	0.00	*	0.00 *	0.00 *	0.00	*	—		—
ING Small Company Portfolio
Class ADV
12-31-11	17.98	(0.02	)•	(0.51)	(0.53)	0.06		—		—
12-31-10	14.60	0.04	•	3.42	3.46	0.08		—		—
12-31-09	11.58	0.08	•	3.02	3.10	0.08		—		—
12-16-08(5) -12-31-08	11.13	0.00	*•	0.45	0.45	—		—		—
Class I
12-31-11	18.34	0.07		(0.52)	(0.45)	0.07		—		—
12-31-10	14.82	0.09		3.52	3.61	0.09		—		—
12-31-09	11.70	0.09		3.11	3.20	0.08		—		—
12-31-08	19.56	0.11	•	(5.52)	(5.41)	0.18		2.27		—
12-31-07	21.70	0.24	•	0.99	1.23	0.04		3.33		—
Class S
12-31-11	18.09	0.02		(0.50)	(0.48)	0.04		—		—
12-31-10	14.64	0.04		3.47	3.51	0.06		—		—
12-31-09	11.57	0.05	•	3.09	3.14	0.07		—		—
12-31-08	19.39	0.09	•	(5.50)	(5.41)	0.14		2.27		—
12-31-07	21.54	0.18	•	1.00	1.18	—		3.33		—

						Ratios to average net assets							Supplemental data
	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Growth and Income Portfolio (continued)
Class S2
12-31-11	0.16		—	21.23	(0.59)	1.08	0.98		0.98		1.99		217	75
12-31-10	0.16		—	21.52	12.55	1.10	1.00	†	1.00	†	0.72	†	5	117
02-27-09(5) -12-31-09	0.09		—	19.26	52.46	1.11	1.01	†	1.01	†	(0.39	)†	5	104
ING Intermediate Bond Portfolio
Class ADV
12-31-11	0.55		—	12.34	7.04	1.00	1.00		1.00		3.76		16,953	456
12-31-10	0.63		—	12.04	9.01	1.00	1.00	†	1.00	†	4.56	†	4,315	438
12-31-09	0.73		—	11.62	11.08	1.01	1.01	†	1.01	†	4.08	†	1	692
12-31-08	0.92		—	11.12	(9.16)	1.01	1.00	†	1.00	†	4.58	†	1	666
12-31-07	0.45		—	13.23	5.60 (a)	0.99	0.99	†	0.99	†	4.77	†	1	438
Class I
12-31-11	0.58		—	12.40	7.54	0.50	0.50		0.50		4.31		1,205,691	456
12-31-10	0.64		—	12.07	9.84	0.50	0.50	†	0.50	†	4.93	†	1,217,280	438
12-31-09	0.79		—	11.57	11.57	0.51	0.51	†	0.51	†	4.62	†	1,236,593	692
12-31-08	1.05		—	11.08	(8.41)	0.51	0.50	†	0.50	†	5.05	†	1,803,886	666
12-31-07	0.51		—	13.22	5.95 (a)	0.49	0.49	†	0.49	†	5.19	†	2,267,008	438
Class S
12-31-11	0.55		—	12.34	7.30	0.75	0.75		0.75		4.09		1,247,149	456
12-31-10	0.60		—	12.01	9.51	0.75	0.75	†	0.75	†	4.67	†	1,292,731	438
12-31-09	0.73		—	11.52	11.38	0.76	0.76	†	0.76	†	4.41	†	1,279,655	692
12-31-08	1.02		—	11.00	(8.73)	0.76	0.75	†	0.75	†	4.82	†	1,153,518	666
12-31-07	0.48		—	13.14	5.70 (a)	0.74	0.74	†	0.74	†	4.92	†	1,079,662	438
Class S2
12-31-11	0.57		—	12.37	7.14	1.00	0.90		0.90		4.20		1,001	456
12-31-10	0.59		—	12.08	9.29	1.00	0.90	†	0.90	†	4.50	†	3	438
02-27-09(5) -12-31-09	0.77		—	11.59	14.59	1.01	0.91	†	0.91	†	4.31	†	3	692
ING Money Market Portfolio(b)
Class I
12-31-11	0.00	*	—	1.00	0.02	0.34	0.26		0.26		0.00	*	1,176,157	—
12-31-10	0.00	*	—	1.00	0.24	0.34	0.31	†	0.31	†	0.02	†	1,069,947	—
12-31-09	0.00	*	—	1.00	0.33	0.37	0.37		0.37		0.25		1,328,429	—
12-31-08	0.07		—	1.00	2.67	0.35	0.35		0.35		2.66		1,798,833	—
12-31-07	0.04		—	1.05	5.13	0.33	0.33		0.33		5.03		1,711,139	—
Class S
12-31-11	0.00	*	—	1.00	0.02	0.59	0.26		0.26		0.00		314	—
03-15-10(5) -12-31-10	0.00	*	—	1.00	0.00	0.59	0.36	†	0.36	†	0.00	*†	313	—
ING Small Company Portfolio
Class ADV
12-31-11	0.06		—	17.39	(2.99)	1.35	1.35		1.35		(0.10)		5,938	61
12-31-10	0.08		—	17.98	23.75	1.34	1.34	†	1.34	†	0.25	†	3,253	86
12-31-09	0.08		—	14.60	26.96	1.36	1.36	†	1.36	†	0.67	†	36	128
12-16-08(5) -12-31-08	—		—	11.58	4.04	1.35	1.35	†	1.35	†	0.65	†	3	145
Class I
12-31-11	0.07		—	17.82	(2.49)	0.85	0.85		0.85		0.38		483,473	61
12-31-10	0.09		—	18.34	24.38	0.84	0.84	†	0.84	†	0.51	†	503,739	86
12-31-09	0.08		—	14.82	27.56	0.86	0.86	†	0.86	†	0.67	†	437,930	128
12-31-08	2.45		—	11.70	(31.05)	0.85	0.85	†	0.85	†	0.71	†	420,626	145
12-31-07	3.37		—	19.56	5.90	0.84	0.84	†	0.84	†	1.16	†	603,492	106
Class S
12-31-11	0.04		—	17.57	(2.68)	1.10	1.10		1.10		0.12		108,502	61
12-31-10	0.06		—	18.09	24.00	1.09	1.09	†	1.09	†	0.29	†	122,286	86
12-31-09	0.07		—	14.64	27.33	1.11	1.11	†	1.11	†	0.43	†	78,790	128
12-31-08	2.41		—	11.57	(31.28)	1.10	1.10	†	1.10	†	0.71	†	44,764	145
12-31-07	3.33		—	19.39	5.68	1.09	1.09	†	1.09	†	0.90	†	2,890	106

See Accompanying Notes to Financial Statements
27

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Small Company Portfolio (continued)
Class S2
12-31-11	18.04	0.01	•	(0.52)	(0.51)	0.06	—	—
12-31-10	14.61	0.06	•	3.42	3.48	0.05	—	—
02-27-09(5) -12-31-09	9.27	0.03	•	5.39	5.42	0.08	—	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Small Company Portfolio (continued)
Class S2
12-31-11	0.06	—	17.47	(2.85)	1.35	1.25		1.25		0.04		195	61
12-31-10	0.05	—	18.04	23.85	1.34	1.24	†	1.24	†	0.40	†	50	86
02-27-09(5) -12-31-09	0.08	—	14.61	58.73	1.36	1.26	†	1.26	†	0.27	†	5	128

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)  Commencement of operations.

(a)  There was no impact on total return by the affiliate payment.

(b)  NAV and per share amounts have been restated to reflect the stock split that occurred on October 7, 2008. Effective October 7, 2008, the Portfolio converted to a stable share price of $1.00 per share. In connection with this change, the Portfolio utilized a stock split and distributed additional shares to its shareholders (adjustment factor: 12.926 shares to 1 share) such that each shareholder's proportionate interest and aggregate value of investment in the Portfolio remained the same.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements
28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011

NOTE 1 — ORGANIZATION

Organization. The ING Variable Product Funds are comprised of ING Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio (collectively, "Registrants"), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended ("1940 Act" or "Act").

ING Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, ING Balanced Portfolio ("Balanced"). ING Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Growth and Income Portfolio ("Growth and Income"). ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has twenty separate active diversified and non-diversified series. The two diversified series that are in this report are: ING Small Company Portfolio ("Small Company"), and ING BlackRock Science and Technology Opportunities Portfolio ("Science and Technology Opportunities"). ING Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Intermediate Bond Portfolio ("Intermediate Bond"). ING Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Money Market Portfolio ("Money Market"). Each of the portfolios is a "Portfolio" and collectively, they are the "Portfolios".

Each Portfolio offers at least two of the following classes of shares: Adviser ("ADV") Class, Class I, Class S and Service 2 Class (Class "S2") shares. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Small Company is closed to new shareholders, except for shares purchased by: (1) certain insurance company separate accounts that are currently offering the Portfolio as an investment option under Variable Contracts; (2) certain Qualified Plans outside the separate account context; (3) custodial accounts; (4) certain investment advisers and their affiliates in connection with the creation or management of the Portfolio; and (5) registered investment companies. Investments by currently invested separate accounts, Qualified Plans, custodial accounts, certain investment advisers and their affiliates, and investment companies may be made on behalf of existing and future participants. The closure does not affect share purchases through the reinvestment of dividends and distributions.

ING Investments, LLC serves as the investment adviser ("ING Investments" or the "Investment Adviser") to the Portfolios. ING Investment Management Co. LLC ("ING IM") serves as the sub-adviser to each of the Portfolios except Science and Technology Opportunities. ING Funds Services, LLC serves as the administrator ("IFS" or the "Administrator") for the Portfolios. ING Investments Distributor, LLC ("IID" or the "Distributor") serves as the principal underwriter to the Portfolios.

The Investment Adviser, ING IM, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate Initial Public Offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations: and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management businesses. There can be no

29

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolios, and may cause, among other things, interruption or reduction of business and services, diversion of management's attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser's loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a "change of control" of each entity. A change of control would result in the termination of the Portfolios' advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Portfolios or their operations and administration.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value ("NAV"). Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined in the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios' Board of Directors/Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer

30

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's NAV.

Money Market uses the amortized cost method to value its portfolio securities, which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the fair value of the security.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the adviser's or sub-adviser's, judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the

31

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolios' investments under these levels of classification is included following the Summary Portfolios of Investments.

For the year ended December 31, 2011, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the Use of Derivative Instruments. Certain Portfolios' investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the

32

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio's International Swap and Derivatives Association, Inc. Master Agreements ("Master Agreements"). These agreements are with select counterparties and they govern transactions, including certain over-the-counter ("OTC") derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2011, the maximum amount of loss that Balanced, Intermediate Bond, and Science and Technology Opportunities would incur if the counterparties to its derivative transactions failed to perform would be

33

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

$1,935,420, $5,991,275 and $497,184, respectively, which represents the gross payments to be received by the Portfolios on open swaps, forward foreign currency contracts and purchased options were they to be unwound as of December 31, 2011. As of December 31, 2011, certain counterparties have posted $1,100,000 in cash collateral to Intermediate Bond to reduce the potential risk of loss.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio's net assets and or a percentage decrease in a Portfolio's NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio's Master Agreements.

As of December 31, 2011, Balanced, Intermediate Bond, and Science and Technology Opportunities had a net liability position of $4,436,248, $13,898,518 and $230,279, respectively, on open swaps, forward foreign currency contract and written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2011, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2011, Balanced and Intermediate Bond have posted $1,200,000 and $8,930,000, respectively, for open OTC derivative transactions with their respective counterparties.

E.  Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended December 31, 2011, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Balanced	$117,796,226	$106,595,666
Intermediate Bond	3,115,170	235,339,403
Science and Technology Opportunities	7,159,686	20,034,366

Each Portfolio, with the exception of Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio's assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio's Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation

34

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2011, Balanced and Intermediate Bond have purchased and sold futures contracts on various equity indices (Balanced only), bonds, and notes. Balanced purchased equity futures to "equitize" cash. Both Balanced and Intermediate Bond purchased and sold futures on bonds and notes as part of their duration management. Growth and Income entered into equity futures to "equitize" cash. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio's securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2011, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Balanced	$93,599,955	$66,644,698
Intermediate Bond	770,584,101	837,108,002
Growth and Income	7,106,980	—

F.  Options Contracts. Certain Portolios may write call and put options on futures, swaps ("swaptions"), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios' exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended December 31, 2011, Balanced and Intermediate Bond have purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options and the table following the Summary Portfolio of Investments for open written foreign currency options at December 31, 2011 for Balanced and Intermediate Bond.

During the year ended December 31, 2011, Balanced and Intermediate Bond have purchased and written interest rate swaptions to gain exposure to interest rates and to generate income. There were no open interest rate swaptions at December 31, 2011.

During the year ended December 31, 2011, Balanced and Intermediate Bond have purchased and written options on U.S. Treasury Bonds/Notes

35

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and futures to gain exposure to interest rates and to generate income. There were no open interest rate swaptions at December 31, 2011. Please refer to the table following the Summary Portfolio of Investments for open written options on U.S. Treasury Bond's for Balanced at December 31, 2011.

Please refer to Note 10 for the volume of both purchased and written option activity during the year ended December 31, 2011.

G.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Small Company and Science and Technology Opportunities declare and pay dividends annually. Growth and Income and Intermediate Bond declare and pay dividends semi-annually. Money Market declares dividends daily and pays dividends, if any, monthly. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

H.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

I.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

K.  Securities Lending. Each Portfolio (except Money Market) may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides the Portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

L.  Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to

36

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

M.  When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Summary Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

N.  Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

O.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio's Statement of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a

37

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Summary Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2011, for which a Portfolio is seller of protection are disclosed in each Portfolio's Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2011, both Balanced and Intermediate Bond have purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

38

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For the year ended December 31, 2011, both Balanced and Intermediate Bond have sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market.

For the year ended December 31, 2011, Balanced and Intermediate Bond had average notional amounts of $1,383,000 and $18,921,000 on credit default swaps to buy protection and average notional amounts of $1,994,000 and $40,929,000 on credit default swaps to sell protection, respectively.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2011, Balanced and Intermediate Bond have entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate ("Long interest rate swap") in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $52,410,188 and $165,620,710, respectively.

For the year ended December 31, 2011, Balanced and Intermediate Bond have entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate ("Short interest rate swap") in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $75,379,062 and $267,406,080, respectively.

Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following the Summary Portfolio of Investments for open interest rate swaps at December 31, 2011.

Cross-Currency Swap Agreements. Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

For the year ended December 31, 2011, Balanced had an average notional amount of $1,209,461 and $1,206,334 on currency bought and sold, respectively, on cross-currency swaps.

For the year ended December 31, 2011, Balanced has entered into cross-currency swaps to gain or mitigate exposure to foreign currency risk. There were no open cross-currency swaps at December 31, 2011.

P.  Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2011, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Balanced	$627,285,588	$684,887,123
Science and Technology Opportunities	556,016,457	587,029,992
Growth and Income	2,786,596,945	3,172,725,580
Intermediate Bond	2,125,071,117	2,394,934,448
Money Market	99,639,447	66,312,286
Small Company	376,979,121	394,111,609

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced	$909,589,341	$952,877,338
Intermediate Bond	10,205,062,435	10,172,870,233
Money Market	126,400,686	171,895,746

39

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into investment management agreements ("Investment Management Agreements") with the Investment Adviser. The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Balanced	0.500%
Science and Technology Opportunities	0.950%
Growth and Income	0.500% on first $10 billion; 0.450% on next $5 billion; and 0.425% over $15 billion
Intermediate Bond	0.400%
Money Market	0.250%
Small Company	0.750%

The Investment Adviser entered into sub-advisory agreements with ING IM. ING IM acts as sub-adviser to all Portfolios except for Science and Technology Opportunities. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

BlackRock Advisors, LLC ("BlackRock"), serves as Sub-Adviser to Science and Technology Opportunities pursuant to a Sub-Advisory Agreement, effective February 2, 2007, between the Investment Adviser and BlackRock.

Pursuant to administration agreements, IFS acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers.

IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broke-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-adviser. Any amount credited to a Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

ADV Class and Class S2 shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan (the "Plan"). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its ADV Class and Class S2 shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2012. For the year ended December 31, 2011, the Distributor for Growth and Income, Science and Technology Opportunities, Intermediate Bond, and Small Company waived $170, $212, $175 and $188, respectively. Additionally, effective January 22, 2011, the Distributor has contractually agreed to waive a portion of its fee equal to 0.05% of the average daily net assets attributable to the distribution fee paid by ADV Class of Growth and Income, so that the actual fee paid by the Portfolio is an annual rate of 0.20%. The expense waiver will continue through at least May 1, 2012.

Class S shares of the respective Portfolios have adopted either a Distribution Plan or a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the "12b-1 Plans"), whereby the Distributor is compensated by each Portfolio for expenses incurred for Shareholder Servicing and/or the distribution of each Portfolio's shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets. For Money Market, the Distributor agreed to waive

40

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

0.10% of average daily net assets attributable to distribution fees for Class S shares through May 1, 2012. During the year ended December 31, 2011, the Distributor for Money Market waived $292.

IID and ING Investments have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Money Market in maintaining a yield of not less than zero. There is no guarantee that Money Market will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by ING Investments, as applicable, within three years subject to certain restrictions. For the year ended December 31, 2011, IID waived $437 of Class S specific distribution fees and ING Investments waived $918,505 of management fees for Money Market to maintain a yield of not less than zero. This expense waiver or reimbursement may be discontinued at any time. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2011, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Balanced	$225,793	$24,837	$1,274	$251,904
Science and Technology Opportunities	267,671	15,496	49,658	332,825
Growth and Income	1,654,555	177,960	631,768	2,464,283
Intermediate Bond	831,158	114,280	268,348	1,213,786
Money Market	181,802	55,310	—	237,112
Small Company	379,210	27,808	25,509	432,527

The Registrants have adopted a Deferred Compensation Plan (the "Plan"), which allows eligible independent directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by ING Investments until distribution in accordance with the Plan.

At December 31, 2011, the following ING Portfolios or indirect, wholly owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	Balanced	90.67%
	Science and Technology Opportunities	32.22%
	Growth and Income	41.73%
	Intermediate Bond	37.57%
	Money Market	81.54%
	Small Company	47.92%
ING Solution 2025 Portfolio	Small Company	8.24%
ING Solution 2035 Portfolio	Small Company	8.67%
ING Solution 2045 Portfolio	Small Company	5.61%
ING USA Annuity and Life Insurance Company	Science and Technology Opportunities	61.89%
	Growth and Income	49.46%
	Intermediate Bond	49.39%
	Small Company	15.15%
Reliance Trust Company	Money Market	17.26%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2011, the Portfolios did not have any payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments entered into written expense limitation agreements ("Expense Limitation Agreements") with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class ADV	Class I	Class S	Class S2
Science and Technology Opportunities	1.55%	1.05%	1.30%	1.45%
Small Company	1.45%	0.95%	1.20%	1.35%

41

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2011, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2012	2013	2014	Total
Science and Technology Opportunities	$48,166	$—	$17,390	$65,556

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. Prior to December 14, 2011, the funds to which the line of credit is available paid a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount. Effective December 14, 2011, the funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2011:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced	27	$2,875,185	1.35%
Science and Technology Opportunities	6	796,667	1.35%
Growth and Income	23	2,836,739	1.34%
Intermediate Bond	55	3,227,091	1.36%
Money Market	3	1,495,000	1.40%
Small Company	9	826,667	1.36%

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Balanced during the year ended December 31, 2011 were as follows:

	USD Notional	Cost
Balance at 12/31/10	22,050,000	$387,345
Options Purchased	248,750,000	2,619,440
Options Terminated in Closing Sell Transactions	(41,500,000)	(605,417)
Options Expired	(211,100,000)	(2,122,288)
Balance at 12/31/11	18,200,000	$279,080

Transactions in purchased options on U.S. Treasury futures for Balanced during the year ended December 31, 2011 were as follows:

	USD Contracts	Cost
Balance at 12/31/10	—	$—
Options Purchased	234	182,156
Options Terminated in Closing Sell Transactions	(76)	(107,699)
Options Expired	(158)	(74,457)
Balance at 12/31/11	—	$—

Transactions in purchased options on U.S. Treasury Notes for Balanced during the year ended December 31, 2011 were as follows:

	USD Contracts	Cost
Balance at 12/31/10	—	$—
Options Purchased	781,000	11,471
Options Terminated in Closing Sell Transactions	(781,000)	(11,471)
Options Expired	—	—
Balance at 12/31/11	—	$—

42

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in purchased interest rate swaptions for Balanced during the year ended December 31, 2011 were as follows:

	USD Notional	Cost
Balance at 12/31/10	—	$—
Options Purchased	16,269,000	56,942
Options Terminated in Closing Sell Transactions	(16,269,000)	(56,942)
Options Expired	—	—
Balance at 12/31/11	—	$—

Transactions in written foreign currency options for Balanced during the year ended December 31, 2011 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/10	31,850,000	$293,535
Options Written	235,650,000	2,117,919
Options Terminated in Closing Purchase Transactions	(38,300,000)	(382,487)
Options Expired	(211,000,000)	(1,792,719)
Balance at 12/31/11	18,200,000	$236,248

Transactions in written foreign currency options for Balanced during the year ended December 31, 2011 were as follows:

	EUR Notional	Premiums Received
Balance at 12/31/10	—	$—
Options Written	9,400,000	249,265
Options Terminated in Closing Purchase Transactions	(3,900,000)	(103,516)
Options Expired	(5,500,000)	(145,749)
Balance at 12/31/11	—	$—

Transactions in written options on U.S. Treasury futures for Balanced during the year ended December 31, 2011 were as follows:

	Contracts	Premiums Received
Balance at 12/31/10	—	$—
Options Written	234	60,459
Options Terminated in Closing Purchase Transactions	(76)	(43,572)
Options Expired	(158)	(16,886)
Balance at 12/31/11	—	$—

Transactions in written interest rate swaptions for Balanced during the year ended December 31, 2011 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/10	—	$—
Options Written	16,269,000	56,942
Options Terminated in Closing Purchase Transactions
Options Expired	(16,269,000)	(56,942)
Balance at 12/31/11	—	$—

Transactions in written options on U.S. Treasuries for Balanced during the year ended December 31, 2011 were as follows:

	Contracts	Premium
Balance at 12/31/10	—	$—
Options Written	2,343,000	9,274
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(1,562,000)	(9,030)
Balance at 12/31/11	781,000	$244

Transactions in purchased foreign currency options for Intermediate Bond during the year ended December 31, 2011 were as follows:

	USD Notional	Cost
Balance at 12/31/10	—	$—
Options Purchased	221,000,000	1,912,201
Options Terminated in Closing Sell Transactions	(98,800,000)	(596,955)
Options Expired	(61,400,000)	(330,332)
Balance at 12/31/11	60,800,000	$984,914

Transactions in purchased options on U.S. Treasury futures for Intermediate Bond during the year ended December 31, 2011 were as follows:

	USD Contracts	Cost
Balance at 12/31/10	—	$—
Options Purchased	2,336	1,848,052
Options Terminated in Closing Sell Transactions	(2,336)	(1,848,052)
Options Expired	—	—
Balance at 12/31/11	—	$—

Transactions in purchased interest rate swaptions for Intermediate Bond during the year ended December 31, 2011 were as follows:

	USD Notional	Cost
Balance at 12/31/10	—	$—
Options Purchased	161,123,000	563,931
Options Terminated in Closing Sell Transactions	(161,123,000)	(563,931)
Options Expired	—	—
Balance at 12/31/11	—	$—

Transactions in written foreign currency options for Intermediate Bond during the year ended December 31, 2011 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/10	—	$—
Options Written	221,000,000	1,306,941
Options Terminated in Closing Purchase Transactions	(160,200,000)	(539,619)
Options Expired	—	—
Balance at 12/31/11	60,800,000	$767,322

43

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written options on U.S. Treasury futures for Intermediate Bond during the year ended December 31, 2011 were as follows:

	Contracts	Premiums Received
Balance at 12/31/10	—	$—
Options Written	2,336	618,152
Options Terminated in Closing Purchase Transactions	(2,336)	(618,152)
Options Expired	—	—
Balance at 12/31/11	—	$—

Transactions in written interest rate swaptions for Intermediate Bond during the year ended December 31, 2011 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/10	—	$—
Options Written	161,123,000	563,931
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(161,123,000)	(563,931)
Balance at 12/31/11	—	$—

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class ADV
12/31/11	—	—	—	—	—	—	—	—	—	—
12/31/10	—	—	—	(68)	(68)	—	—	—	(758)	(758)
Class I
12/31/11	546,025	—	1,319,197	(7,728,438)	(5,863,216)	6,324,059	—	15,869,939	(88,331,539)	(66,137,541)
12/31/10	329,180	—	1,591,438	(9,447,108)	(7,526,490)	3,593,953	—	17,430,474	(101,822,846)	(80,798,419)
Class S
12/31/11	25,221	—	15,255	(191,435)	(150,959)	285,464	—	182,605	(2,194,446)	(1,726,377)
12/31/10	109,991	—	19,205	(151,439)	(22,243)	1,172,653	—	209,217	(1,643,655)	(261,785)
Class S2
12/31/11	—	—	—	—	—	—	—	—	—	—
12/31/10	—	—	—	(376)	(376)	(2,993)	—	—	—	(2,993)
Science and Technology Opportunities
Class ADV
12/31/11	1,316,041	—	—	(372,475)	943,566	7,779,707	—	—	(2,090,659)	5,689,048
12/31/10	978,124	—	—	(27,031)	951,093	5,149,717	—	—	(138,236)	5,011,481
Class I
12/31/11	2,858,998	—	—	(3,409,399)	(550,401)	17,535,837	—	—	(19,895,330)	(2,359,493)
12/31/10	2,756,986	—	—	(2,424,940)	332,046	14,560,149	—	—	(12,403,091)	2,157,058
Class S
12/31/11	9,496,260	—	—	(17,018,576)	(7,522,316)	56,948,513	—	—	(96,692,040)	(39,743,527)
12/31/10	14,891,327	—	—	(14,515,694)	375,633	77,014,151	—	—	(71,369,356)	5,644,795
Class S2
12/31/11	49,472	—	—	(9,182)	40,290	293,131	—	—	(49,334)	243,797
12/31/10	11,913	—	—	(6,112)	5,801	68,318	—	—	(35,456)	32,862
Growth and Income
Class ADV
12/31/11	794,351	64,132,504	511,015	(8,623,691)	56,814,179	36,311,513	1,425,596,434	10,844,280	(187,470,745)	1,285,281,482
12/31/10	193,647	38,530	2,324	(24,189)	210,312	3,961,350	714,546	50,616	(482,731)	4,243,781
Class I
12/31/11	5,767,812	773,256	1,153,056	(23,631,000)	(15,936,876)	139,395,287	16,686,674	24,699,375	(504,372,088)	(323,590,752)
12/31/10	4,936,564	6,260,609	1,050,263	(17,136,308)	(4,888,872)	99,888,902	117,185,341	23,084,783	(340,543,986)	(100,384,960)
Class S
12/31/11	1,385,742	18,034,409	445,601	(4,780,013)	15,085,739	32,001,238	385,283,101	9,460,294	(104,160,870)	322,583,763
12/31/10	256,483	853,542	174,734	(4,212,773)	(2,928,014)	5,131,721	15,830,977	3,810,949	(83,123,342)	(58,349,695)
Class S2
12/31/11	10,425	865,079	78	(865,574)	10,008	210,662	18,235,615	1,636	(18,446,208)	1,705
12/31/10	—	—	—	—	—	—	—	—	—	—

44

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Intermediate Bond
Class ADV
12/31/11	1,080,967	—	57,906	(123,631)	1,015,242	13,597,225	—	712,832	(1,538,641)	12,771,416
12/31/10	343,606	—	17,368	(2,759)	358,215	4,375,479	—	208,590	(34,961)	4,549,108
Class I
12/31/11	20,950,653	—	4,332,906	(28,925,724)	(3,642,165)	264,969,259	—	53,598,886	(363,384,777)	(44,816,632)
12/31/10	10,988,428	—	5,055,217	(22,010,813)	(5,967,168)	135,276,414	—	60,814,261	(269,901,327)	(73,810,652)
Class S
12/31/11	14,788,208	—	4,299,718	(25,648,135)	(6,560,209)	184,594,230	—	52,930,354	(318,344,281)	(80,819,697)
12/31/10	10,865,448	—	5,124,809	(19,423,739)	(3,433,482)	132,070,207	—	61,395,211	(238,497,525)	(45,032,107)
Class S2
12/31/11	82,924	—	3,558	(5,865)	80,617	1,056,266	—	43,905	(74,703)	1,025,468
12/31/10	—	—	—	—	—	—	—	—	—	—
Money Market
Class I
12/31/11	396,085,340	—	220,318	(290,073,206)	106,232,452	396,085,339	—	220,320	(290,073,206)	106,232,453
12/31/10	77,954,840	—	3,000,224	(336,926,082)	(255,971,018)	77,954,837	—	3,000,227	(336,926,082)	(255,971,018)
Class S
12/31/11	41,988	—	51	(41,169)	870	41,988	—	51	(41,168)	871
3/15/10(1) - 12/31/10	389,581	—	—	(76,566)	313,015	389,581	—	—	(76,566)	313,015
Small Company
Class ADV
12/31/11	249,707	—	1,147	(90,421)	160,433	4,612,067	—	22,163	(1,559,872)	3,074,358
12/31/10	174,304	25,523	19	(21,358)	178,488	2,822,855	368,908	321	(352,419)	2,839,665
Class I
12/31/11	4,798,039	—	97,306	(5,236,999)	(341,654)	89,842,612	—	1,919,855	(97,186,660)	(5,424,193)
12/31/10	2,599,588	402,111	143,022	(5,219,625)	(2,074,904)	41,384,189	5,917,059	2,439,964	(84,977,782)	(35,236,570)
Class S
12/31/11	1,734,236	—	13,734	(2,330,317)	(582,347)	31,665,738	—	267,549	(41,393,219)	(9,459,932)
12/31/10	3,062,872	2,236,773	17,727	(3,941,124)	1,376,248	48,820,329	32,508,979	298,881	(60,524,887)	21,103,302
Class S2
12/31/11	13,603	—	36	(5,248)	8,391	252,756	—	696	(91,967)	161,485
12/31/10	4,816	25,982	—	(28,371)	2,427	73,445	376,528	—	(414,997)	34,976

(1) Commencement of operations.

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Prior to October 1, 2011, the cash collateral was invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash

45

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 12 — SECURITIES LENDING (continued)

Reserves Fund — Series B ("BICR — Series B"), each a series within the BNY Institutional Cash Reserves Trust (collectively, the "BICR Fund"). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. From the beginning of the period covered by this report through October 16, 2011, BICR-Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the "Lehman Securities"). The Lehman Securities had market values significantly below amortized cost. On May 22, 2009, the Portfolios agreed to the terms of a capital support agreement (the "Capital Support Agreement") extended by The Bank of New York Mellon Corporation ("BNYC"), an affiliated company of BNY, for the Lehman Securities held by BICR- Series B. Under the terms of the Capital Support Agreement, BNYC agreed to support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an realized loss to the Portfolios) and subject, in part, to the Portfolios' continued participation in the BNY securities lending program through September 15, 2011. As of September 15, 2011, the Portfolios had complied with the requirements under the Capital Support Agreement and therefore the Portfolios could exercise their right to sell the Lehman Securities to BNYC at a price equal to 80% of par value. The sale of the Lehman Securities was completed on October 17, 2011.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2011, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received
Balanced	$5,887,721	$6,079,145
Science and Technology Opportunities	4,455,370	4,587,963
Growth and Income	408,300	420,028
Intermediate Bond	92,972,651	95,159,366
Small Company	10,792,686	11,068,033

NOTE 13 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios' most recent Prospectus and/or the Statement of Additional Information.

Concentration (Science and Technology Opportunities). The Portfolio concentrates (for purposes of the 1940 Act) its assets in securities related to a particular industry, which means that at least 25% of its assets will be invested in that particular industry at all times. As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Securities (All Portfolios). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios' investments.

Emerging Markets Investments (Intermediate Bond and Science and Technology Opportunities). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary

46

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2011:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Balanced	$—	$1,460,686	$(1,460,686)
Science and Technology Opportunities	—	1,380,168	(1,380,168)
Growth and Income(1)	(209,810,114)	(167,178)	209,977,292
Intermediate Bond	—	6,703,162	(6,703,162)
Money Market	91,375	(131,931)	40,556

(1)  $209,701,697 relates to the expiration of capital loss carryforwards.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
Balanced	$16,052,544	$—	$17,639,691	$—
Growth and Income	45,025,872	—	26,964,425	—
Intermediate Bond	107,305,753	—	122,440,983	—
Money Market	54,893	165,478	490,255	2,509,972
Small Company	2,210,263	—	2,739,204	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2011 were:

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Capital Gain	(Depreciation)	Amount	Character	Expiration
Balanced	$16,571,577	$—	$(11,954,614)	$(52,612,644)	Short-term	2016
				(82,316,593)	Short-term	2017
				$(134,929,237)
Science and Technology Opportunities	202,125	21,041,998	2,952,951	—	—	—
Growth and Income	2,415,376	—	264,623,729	(10,047,219)	Short-term	2014
				(63,138,110)	Short-term	2015
				(395,413,012)	Short-term	2016
				(229,778,054)	Short-term	2017
				(264,531)	Short-term	N/A
				(92,175,054)	Long-term	N/A
				$(790,815,980)*
Intermediate Bond	10,362,722	—	18,748,044	(288,677,985)	Short-term	2017
Money Market	—	—	—	—	—	—
Small Company	2,054,168	21,052,520	27,581,555	(6,283,105)	Short-term	2015
				(1,570,776)	Short-term	2016
				(520,509)	Short-term	2017
				$(8,374,390)*

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

47

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The Portfolios' major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of December 31, 2011, no provisions for income tax would be required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act are effective for the Portfolios' tax year ended December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Portfolios' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTE 15 — REORGANIZATIONS

On December 2, 2011, Growth and Income ("Acquiring Portfolio") acquired all of the net assets of ING Core Growth and Income Portfolio (formerly, ING Janus Contrarian Portfolio) ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders on November 4, 2011. The primary purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the period ended December 31, 2011, are as follows:

Net investment income	$52,623,883
Net realized and unrealized gain on investments	$(182,344,641)
Net increase in net assets resulting from operations	$(129,720,758)

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio's statement of operations since December 2, 2011. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Growth and Income	ING Core Growth and Income Portfolio (Formerly, ING Janus Contrarian Portfolio)	$420,777	$3,459,539	$285,576	$(18,039)	0.5089

The net assets of Growth and Income after the acquisition were $3,880,316,178.

48

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 15 — REORGANIZATIONS (continued)

On January 21, 2011, Growth and Income ("Acquiring Portfolio") acquired all of the net assets of ING American Funds Growth-Income Portfolio ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders on January 11, 2011. The primary purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the period ended December 31, 2011, are as follows:

Net investment income	$47,049,002
Net realized and unrealized gain on investments	$(124,724,034)
Net increase in net assets resulting from operations	$(77,675,032)

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio's statement of operations since January 21, 2011. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Growth and Income	ING American Funds Growth-Income Portfolio	$1,425,025	$2,796,305	$116,195	$(12,723)	1.4983

The net assets of Growth and Income after the acquisition were $4,221,330,209.

On August 20, 2010, Growth and Income ("Acquiring Portfolio") acquired all of the net assets of ING Opportunistic LargeCap Portfolio ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders on August 10, 2010. The primary purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the period ended December 31, 2010, are as follows:

Net investment income	$28,138,444
Net realized and unrealized gain on investments	$294,061,617
Net increase in net assets resulting from operations	$322,200,061

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the

49

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 15 — REORGANIZATIONS (continued)

Acquiring Portfolio's statement of operations since August 20, 2010. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Growth and Income	ING Opportunistic LargeCap Portfolio	$133,731	$2,267,223	$59,967	$(4,893)	0.4690

The net assets of Growth and Income after the acquisition were $2,400,953,698.

On August 20, 2010, Small Company ("Acquiring Portfolio") acquired all of the net assets of ING Wells Fargo Small Cap Disciplined Portfolio ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders on August 10, 2010. The primary purposes of the transaction were to combine policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the period ended December 31, 2010, are as follows:

Net investment income	$2,595,067
Net realized and unrealized gain on investments	$121,007,609
Net increase in net assets resulting from operations	$123,602,676

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio's statement of operations since August 20, 2010. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Small Company	ING Wells Fargo Small Cap Disciplined Portfolio	$39,171	$476,552	$51,431	$(976)	0.5148

The net assets of Small Company after the acquisition were $515,722,984.

NOTE 16 — LITIGATION

On December 12, 2003, Aeltus Investment Management, Inc. (now known as ING Investment Management Co. LLC) received a copy of a complaint (the "Complaint") filed in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") in the matter of Enron Corp. v. Mass Mutual Life Insurance Co., et al. Among other defendants named in the Complaint are defendants ING VP Balanced Portfolio, Inc. and ING VP Bond Portfolio (now known as the ING Balanced Portfolio and the ING Intermediate Bond Portfolio, respectively) (the "Subject Portfolios"). The Complaint alleges that Enron Corp. ("Enron") transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the "Notes") and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the "Bankruptcy Code").

The Complaint seeks to recover these transfers under the alternative but interrelated bankruptcy theories of preferential transfer and fraudulent conveyance. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale of

50

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 16 — LITIGATION (continued)

ING VP Balanced Portfolio, Inc. of $23,181,757 of the Notes on or about October 29, 2001, and the sale by ING VP Bond Portfolio of $24,963,125 of the Notes on or about October 29, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amount of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments. If Enron proves up the elements of preferential transfer and/or fraudulent conveyance, these are strict liability theories of recovery.

On April 29, 2008, IIM and the Subject Portfolios joined a plenary motion for summary judgment filed by Goldman Sachs. In addition, a separate brief was filed on behalf of IIM asserting the defenses unique to the investment advisor defendants; that they were merely conduits. On June 29, 2009, the Bankruptcy Court ruled on the motion for summary judgment and held that the pre-payments made were not protected from avoidance by section 546(e) of the Bankruptcy Code and denied the summary judgment to the Subject Portfolios; however, the Bankruptcy Court granted the summary judgment to dismiss IIM.

The Subject Portfolios filed an interlocutory appeal of the Bankruptcy Court's denial of summary judgment with the United States District Court of Southern New York ("the District Court"). On November 19, 2009, (prior to the Bankruptcy Court ruling on Enron's motion for summary judgment filed in September 2009) the District Court ruled in favor of the Subject Portfolios and the one other remaining defendant, agreeing with the Subject Portfolios' reliance on section 546(e) and reversing the Bankruptcy Court. The judge directed the Bankruptcy Court to enter summary judgment in favor of the Subject Portfolios and the remaining defendant, essentially dismissing the preference claim against them.

Enron appealed the District Court's ruling to the Second Circuit Court of Appeals (the "Court of Appeals) on April 16, 2010. Oral argument was held in November, 2010 and the Court of Appeals issued its opinion on June 28, 2011 affirming the District Court's grant of summary judgment in favor of the Subject Portfolios. On July 12, 2011, Enron requested an "en banc" hearing before the Court of Appeals. On December 2, 2011, the Court of Appeals denied the request. Enron did not timely request cert from the Supreme Court and, on January 13, 2012, reported to the bankruptcy court that it would not pursue the case any further. The litigation is now closed.

NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements". ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards ("IFRSs"). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of December 31, 2011, management of the Portfolios is currently assessing the potential impact to financial statement disclosure that may result from adopting this ASU.

NOTE 18 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

51

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 53.3%
		Consumer Discretionary: 6.2%
101,600		Comcast Corp. - Class A	$2,408,936	0.4
145,880		International Game Technology	2,509,136	0.5
97,080		Macy's, Inc.	3,124,034	0.6
57,700		Starbucks Corp.	2,654,777	0.5
78,299		Wyndham Worldwide Corp.	2,962,051	0.6
700,601		Other Securities	19,233,715	3.6
			32,892,649	6.2
		Consumer Staples: 5.3%
108,600		Altria Group, Inc.	3,219,990	0.6
153,930		Coca-Cola Enterprises, Inc.	3,968,315	0.8
54,735		Procter & Gamble Co.	3,651,372	0.7
26,050	@	Ralcorp Holdings, Inc.	2,227,275	0.4
37,200		Wal-Mart Stores, Inc.	2,223,072	0.4
452,807		Other Securities	12,835,628	2.4
			28,125,652	5.3
		Energy: 6.3%
47,310	@	Cameron International Corp.	2,327,179	0.4
81,632		ExxonMobil Corp.	6,919,128	1.3
47,610		Range Resources Corp.	2,948,964	0.6
39,200		Royal Dutch Shell PLC - Class A ADR	2,865,128	0.5
92,977		Royal Dutch Shell PLC - Class A	3,411,234	0.7
461,145		Other Securities (a)	14,915,113	2.8
			33,386,746	6.3
		Financials: 8.1%
63,780		Citigroup, Inc.	1,678,052	0.3
27,164		Deutsche Bank AG	1,029,538	0.2
183,790		Fifth Third Bancorp.	2,337,809	0.4
89,257		JPMorgan Chase & Co.	2,967,795	0.6
77,200		US Bancorp.	2,088,260	0.4
106,833		Wells Fargo & Co.	2,944,317	0.6
3,338,494		Other Securities	29,858,958	5.6
			42,904,729	8.1

Shares			Value	Percentage of Net Assets
		Health Care: 6.3%
59,800		Cardinal Health, Inc.	$2,428,478	0.5
49,100		Johnson & Johnson	3,219,978	0.6
42,265		Novartis AG	2,413,039	0.4
170,771		Pfizer, Inc.	3,695,485	0.7
69,600		Teva Pharmaceutical Industries Ltd. ADR	2,809,056	0.5
506,367		Other Securities	19,064,349	3.6
			33,630,385	6.3
		Industrials: 6.2%
31,300		Boeing Co.	2,295,855	0.4
45,630		Dover Corp.	2,648,822	0.5
38,450		Pall Corp.	2,197,417	0.4
21,900		Union Pacific Corp.	2,320,086	0.5
653,540		Other Securities	23,279,014	4.4
			32,741,194	6.2
		Information Technology: 8.5%
89,490	@	Adobe Systems, Inc.	2,529,883	0.5
16,522	@	Apple, Inc.	6,691,410	1.2
7,300	@	Google, Inc. - Class A	4,715,070	0.9
170,300		Intel Corp.	4,129,775	0.8
107,520		Jabil Circuit, Inc.	2,113,843	0.4
99,400		Oracle Corp.	2,549,610	0.5
69,766		Qualcomm, Inc.	3,816,200	0.7
136,020		Seagate Technology	2,230,728	0.4
767,323		Other Securities	16,349,007	3.1
			45,125,526	8.5
		Materials: 2.8%
373,362		Other Securities	15,007,084	2.8
		Telecommunications: 2.4%
93,700		AT&T, Inc.	2,833,488	0.6
977,236		Vodafone Group PLC	2,724,617	0.5
543,047		Other Securities	7,014,818	1.3
			12,572,923	2.4
		Utilities: 1.2%
752,035		Other Securities	6,410,911	1.2
		Total Common Stock (Cost $282,263,175)	282,797,799	53.3

See Accompanying Notes to Financial Statements
52

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.0%
85,200		iShares MSCI Emerging Markets Index Fund	$3,232,488	0.6
611,600		Vanguard Emerging Markets	23,369,236	4.4
		Total Exchange- Traded Funds (Cost $29,693,872)	26,601,724	5.0
PREFERRED STOCK: 0.2%
		Consumer Discretionary: 0.1%
5,578		Other Securities	833,972	0.1
		Financials: 0.1%
12,550		Other Securities	319,808	0.1
		Total Preferred Stock (Cost $1,213,316)	1,153,780	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 12.9%
		Consumer Discretionary: 1.5%
140,000	#	AMC Networks, Inc., 7.750%, 07/15/21	$152,950	0.0
797,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	890,450	0.2
100,000	#,L	Odebrecht Finance Ltd., 7.500%, 09/29/49	98,250	0.0
305,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	321,775	0.1
6,141,000		Other Securities	6,599,342	1.2
			8,062,767	1.5
		Consumer Staples: 0.6%
171,000	#	Cargill, Inc., 3.250%, 11/15/21	172,391	0.0
270,000	#	Delphi Corp., 5.875%, 05/15/19	276,750	0.1
2,441,000		Other Securities	2,782,065	0.5
			3,231,206	0.6
		Energy: 2.2%
135,000	#	Arch Coal, Inc., 7.250%, 06/15/21	139,387	0.0

Principal Amount†				Value	Percentage of Net Assets
	210,000	#	BG Energy Capital PLC, 2.875%, 10/15/16	$214,877	0.1
	90,000	#	Chesapeake Oilfield Operating LLC/ Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	94,050	0.0
	287,000	#	Chevron Phillips Chemical Co. LLC, 7.000%, 06/15/14	320,502	0.1
	121,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	125,091	0.0
	100,000	#	Empresa Nacional del Petroleo, 4.750%, 12/06/21	99,793	0.0
	120,000	#	FMG Resources August 2006 Pty Ltd., 7.000%, 11/01/15	121,800	0.0
	145,000	#	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/20	128,203	0.0
	411,000	#	KazMunaiGaz Finance Sub BV, 7.000%, 05/05/20	436,174	0.1
	215,000	#	KazMunaiGaz Finance Sub BV, 8.375%, 07/02/13	226,287	0.0
	80,000	#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	81,800	0.0
	100,000	#	Nakilat, Inc., 6.067%, 12/31/33	107,250	0.0
MXN	13,000,000	#	Petroleos Mexicanos, 7.650%, 11/24/21	926,928	0.2
	191,480	#,L	QGOG Atlantic / Alaskan Rigs Ltd., 5.250%, 07/30/18	191,001	0.0
	190,000		Range Resources Corp., 5.750%, 06/01/21	206,625	0.1
	387,000	#	Schlumberger Investment SA, 1.950%, 09/14/16	392,080	0.1
	8,684,500		Other Securities (a),(b)	7,845,959	1.5
				11,657,807	2.2
			Financials: 3.9%
	180,000	#	Banco de Bogota SA, 5.000%, 01/15/17	181,815	0.0

See Accompanying Notes to Financial Statements
53

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Financials (continued)
	275,000	#	Banco do Brasil SA, 5.875%, 01/26/22	$278,025	0.1
BRL	1,322,000	#	Banco Votorantim SA, 6.250%, 05/16/16	723,069	0.1
	97,000	#	Barclays Bank PLC, 6.050%, 12/04/17	88,158	0.0
	1,545,000	#	Citigroup Funding, Inc., 11.000%, 07/27/20	1,442,721	0.3
	1,604,000	#	Citigroup Funding, Inc., 11.000%, 07/27/20	1,429,485	0.3
	619,000		Citigroup, Inc., 3.953%-5.000%, 09/15/14-01/14/22	613,773	0.1
	322,000	#	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	378,388	0.1
	635,000	#	Hyundai Capital America, 4.000%, 06/08/17	629,241	0.1
	310,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	309,736	0.1
	210,000	#	ILFC E-Capital Trust II, 6.250%, 12/21/65	142,800	0.0
	181,000	#	International Lease Finance Corp., 7.125%, 09/01/18	188,240	0.0
	400,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	402,000	0.1
	198,000	#	IPIC GMTN Ltd., 6.875%, 11/01/41	202,703	0.0
	721,000		JPMorgan Chase & Co., 4.350%-5.400%, 07/22/20-01/06/42	733,445	0.1
	754,000		Morgan Stanley, 3.800%-7.300%, 01/26/15-07/28/21	706,545	0.1
	278,000	#	Pacific Life Insurance Co., 9.250%, 06/15/39	370,732	0.1
	6,141	#	Power Receivable Finance, LLC, 6.290%, 01/01/12	6,141	0.0
	212,000		US Bancorp, 2.200%, 11/15/16	214,327	0.1

Principal Amount†			Value	Percentage of Net Assets
147,000	#	Voto-Votorantim Ltd., 6.750%, 04/05/21	$156,922	0.0
381,000		Wells Fargo & Co., 2.625%-3.676%, 06/15/16-12/15/16	386,893	0.1
11,496,400		Other Securities (a),(b)	10,862,738	2.1
			20,447,897	3.9
		Health Care: 0.6%
211,000	#	Aristotle Holding, Inc., 3.500%, 11/15/16	215,181	0.0
195,000	#	Mylan, Inc./PA, 7.875%, 07/15/20	216,206	0.0
100,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	99,250	0.0
255,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	248,625	0.1
2,561,000		Other Securities	2,407,555	0.5
			3,186,817	0.6
		Industrials: 0.8%
255,000	#	Bombardier, Inc., 7.500%, 03/15/18	274,125	0.1
215,000	#	Bombardier, Inc., 7.750%, 03/15/20	235,425	0.0
220,000	#	Calpine Corp., 7.500%, 02/15/21	236,500	0.1
202,000	#	Energizer Holdings, Inc., 4.700%, 05/19/21	212,907	0.0
2,988,000		Other Securities	3,198,252	0.6
			4,157,209	0.8
		Information Technology: 0.4%
239,000		Oracle Corp., 5.375%, 07/15/40	291,723	0.1
155,000		Seagate Technology, Inc., 6.800%, 10/01/16	166,625	0.0
1,630,000		Other Securities	1,693,468	0.3
			2,151,816	0.4
		Materials: 0.7%
270,000	#	FMG Resources August 2006 Pty Ltd, 6.375%, 02/01/16	263,250	0.0
80,000	#	Georgia-Pacific LLC, 5.400%, 11/01/20	88,738	0.0

See Accompanying Notes to Financial Statements
54

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Materials (continued)
128,000	#	Inversiones CMPC SA, 4.750%, 01/19/18	$134,213	0.0
135,000	#	Inversiones CMPC SA, 6.125%, 11/05/19	150,036	0.1
120,000	#	Sealed Air Corp., 8.375%, 09/15/21	133,200	0.0
137,000	#	Xstrata Canada Financial Corp., 4.950%, 11/15/21	140,180	0.0
2,873,316		Other Securities (a)	3,056,315	0.6
			3,965,932	0.7
		Telecommunications: 1.0%
859,000		AT&T, Inc., 2.500%-5.550%, 08/15/15-08/15/41	926,543	0.2
175,000	#	Intelsat Jackson Holdings SA, 7.500%, 04/01/21	177,406	0.0
429,000	#	Telstra Corp. Ltd., 4.800%, 10/12/21	455,690	0.1
3,591,000		Other Securities	3,710,337	0.7
			5,269,976	1.0
		Utilities: 1.2%
200,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	209,000	0.0
307,000	#	Allegheny Energy Supply Co. LLC, 5.750%, 10/15/19	328,750	0.1
100,000	#	Calpine Corp., 7.875%, 07/31/20	108,250	0.0
206,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	219,347	0.1
200,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	202,000	0.0
169,000	#	Enel Finance International S.A., 6.250%, 09/15/17	161,521	0.0
108,000	#	Illinois Tool Works, Inc., 3.375%, 09/15/21	113,095	0.0
174,000	#	Illinois Tool Works, Inc., 4.875%, 09/15/41	198,373	0.1

Principal Amount†			Value	Percentage of Net Assets
135,261	#	Juniper Generation, LLC, 6.790%, 12/31/14	$110,808	0.0
4,406,000		Other Securities	4,878,433	0.9
			6,529,577	1.2
		Total Corporate Bonds/Notes (Cost $68,351,125)	68,661,004	12.9
COLLATERALIZED MORTGAGE OBLIGATIONS: 4.3%
766,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	778,529	0.2
140,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.496%, 07/10/43	116,738	0.0
68,334	#	Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	68,363	0.0
319,032	#	Commercial Mortgage Pass Through Certificates, 6.250%, 12/17/13	317,877	0.1
440,000	#	DBUBS Mortgage Trust, 5.557%, 11/10/46	363,822	0.1
655,638		Freddie Mac, 5.000%-5.500%, 02/15/35-07/15/37	748,232	0.1
1,517,627	#,^	GS Mortgage Securities Corp. II, 1.161%, 03/10/44	84,406	0.0
130,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 5.389%, 07/15/46	97,061	0.0
3,397,336	#,^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.624%, 07/15/46	256,460	0.1
9,928,650	#,^	LB-UBS Commercial Mortgage Trust, 0.664%, 11/15/38	237,149	0.0
8,434,033	#,^	Merrill Lynch Mortgage Trust, 0.530%, 02/12/51	141,288	0.0
160,000		Morgan Stanley Capital I, 5.300%, 06/15/40	122,346	0.0

See Accompanying Notes to Financial Statements
55

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
	450,000	#	Morgan Stanley Capital I, 5.255%, 09/15/47	$379,102	0.1
	350,000	#	Morgan Stanley Capital I, 5.397%, 01/13/41	332,126	0.0
	4,348,053	#,^	RBSCF Trust, 0.989%, 04/15/24	116,326	0.0
	260,000	#	Vornado DP LLC, 6.356%, 09/13/28	259,808	0.1
	285,000	#	Wachovia Bank Commercial Mortgage Trust, 5.704%, 02/15/35	281,575	0.1
	26,660,660		Other Securities (c)	18,150,367	3.4
			Total Collateralized Mortgage Obligations (Cost $23,896,546)	22,851,575	4.3
FOREIGN GOVERNMENT BONDS: 7.5%
BRL	1,970,000		Brazil Notas do Tesouro Nacional Series B, 6.000%, 08/15/16	2,330,320	0.4
BRL	6,231,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	3,113,985	0.6
BRL	6,300,000		Credit Suisse Nota Do Tesouro Nacional, 10.000%, 01/05/17	3,566,831	0.7
EUR	1,772,000		French Treasury Note BTAN, 2.500%, 07/25/16	2,349,454	0.4
	1,222,000	#	Indonesia Government International Bond, 4.875%, 05/05/21	1,313,650	0.3
	519,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	509,917	0.1
MXN	30,900,000		Mex Bonos De Desarrollo, 10.000%, 11/20/36	2,749,185	0.5
PEN	2,608,000	#	Peruvian Government International Bond, 8.200%, 08/12/26	1,156,747	0.2

Principal Amount†				Value	Percentage of Net Assets
	1,213,255	#	Russia Government Bond, 7.500%, 03/31/30	$1,411,926	0.3
ZAR	63,084,396		South Africa Government Bond, 7.250%, 01/15/20	7,524,998	1.4
	400,000	#	Ukraine Government International Bond, 6.250%, 06/17/16	353,000	0.1
EUR	32,917,321		Other Securities (a)	13,255,362	2.5
			Total Foreign Government Bonds (Cost $40,615,516)	39,635,375	7.5
U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.9%
			Federal Home Loan Mortgage Corporation: 3.9%##
	2,121,000	W	4.000%, due 10/15/40	2,219,097	0.4
	17,246,635	^,W	4.000%-6.500%, due 08/15/16- 12/01/41	18,545,246	3.5
				20,764,343	3.9
			Federal National Mortgage Association: 3.3%##
	16,149,322	W	3.500%-7.500%, due 06/01/16- 12/25/49	17,414,677	3.3
			Government National Mortgage Association: 0.7%
	3,181,989		2.125%-7.500%, due 09/15/24- 10/20/60	3,564,311	0.7
	267,254		Other Securities	286,455	0.0
				3,850,766	0.7
			Total U.S. Government Agency Obligations (Cost $40,844,965)	42,029,786	7.9
U.S. TREASURY OBLIGATIONS: 2.3%
			U.S. Treasury Bonds: 1.3%
	2,287,000		2.000%, due 11/15/21	2,312,372	0.5
	3,724,000		3.750%, due 08/15/41	4,369,883	0.8
				6,682,255	1.3

See Accompanying Notes to Financial Statements
56

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			U.S. Treasury Notes: 1.0%
	2,426,000		1.375%, due 11/30/18	$2,434,719	0.4
	3,177,000	L	0.250%-0.875%, due 11/30/13- 11/30/16	3,183,247	0.6
				5,617,966	1.0
			Total U.S. Treasury Obligations (Cost $12,098,307)	12,300,221	2.3
ASSET-BACKED SECURITIES: 2.1%
			Automobile Asset-Backed Securities: 0.1%
	422,000		Other Securities	421,538	0.1
			Credit Card Asset-Backed Securities: 0.8%
EUR	3,064,000		MBNA Credit Card Master Note Trust, 5.600%, 07/17/14	3,998,733	0.8
			Home Equity Asset-Backed Securities: 0.0%
	147,688		Other Securities	119,908	0.0
			Other Asset-Backed Securities: 1.2%
	161,946	#	ARES CLO Funds, 0.799%, 09/18/17	157,969	0.0
	300,000	#	ARES CLO Funds, 3.162%, 02/26/16	261,566	0.1
	271,457	#	Atrium CDO Corp., 0.767%, 06/27/15	266,245	0.0
	292,254	#	Atrium CDO Corp., 0.842%, 10/27/16	282,423	0.1
	67,606	#	Callidus Debt Partners Fund Ltd., 0.957%, 05/15/15	66,125	0.0
	226,072	#	Carlyle High Yield Partners, 0.823%, 08/11/16	219,687	0.0
	241,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	194,990	0.0
	459,000	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	452,719	0.1
	104,694	#	First CLO Ltd., 0.772%, 07/27/16	103,181	0.0
	400,000	#	Foxe Basin CLO Ltd., 2.246%, 12/15/15	386,282	0.1
	454,068	#	GSC Partners CDO Fund Ltd., 0.859%, 11/20/16	447,229	0.1

Principal Amount†	Value	Percentage of Net Assets

369,507	#	Gulf Stream Compass CLO Ltd., 0.763%, 07/15/16	$363,517	0.1
494,716	#	Katonah Ltd., 0.883%, 09/20/16	486,172	0.1
30,193	#	Katonah Ltd., 1.120%, 02/20/15	29,926	0.0
1,863,000		Morgan Stanley ABS Capital I, 0.564%, 03/25/36	684,887	0.1
402,454	#	Navigator CDO Ltd., 2.501%, 01/14/17	334,438	0.1
127,572	#	Stanfield Carrera CLO Ltd., 1.026%, 03/15/15	126,455	0.0
150,000	#	Veritas CLO Ltd., 1.847%, 09/05/16	133,165	0.0
231,002	#	Wind River CLO Ltd., 0.889%, 12/19/16	221,957	0.0
2,472,925		Other Securities	1,188,011	0.3
			6,406,944	1.2
		Total Asset-Backed Securities (Cost $11,802,528)	10,947,123	2.1
# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.1%
		Options on Currencies: 0.1%
3,500,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.300, Exp. 01/16/12 Counterparty: Deutsche Bank AG	$45,923	0.0
2,200,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.310, Exp. 01/31/12 Counterparty: Deutsche Bank AG	48,758	0.0
5,100,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.300, Exp. 01/16/12 Counterparty: Deutsche Bank AG	66,917	0.1

See Accompanying Notes to Financial Statements
57

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

# of Contracts			Value	Percentage of Net Assets
		Options on Currencies (continued)
3,000,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.310, Exp. 02/07/12 Counterparty: Deutsche Bank AG	$65,061	0.0
4,400,000	@	JPY Put vs. USD Call Currency Option, Strike @ 79.800, Exp. 06/01/12 Counterparty: Deutsche Bank AG	51,435	0.0
			278,094	0.1
		Total Purchased Options (Cost $279,080)	278,094	0.1
		Total Long-Term Investments (Cost $511,058,430)	507,256,481	95.6
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%
		Securities Lending Collateralcc(1): 1.1%
1,443,797		Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $1,443,816, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $1,472,673, due 06/01/17- 09/01/44)	$1,443,797	0.3

Principal Amount†		Value	Percentage of Net Assets
1,443,797	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,443,810, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $1,472,673, due 01/19/12- 12/20/41)	$1,443,797	0.3
1,443,797	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,443,813, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,472,673, due 06/28/12- 11/01/41)	1,443,797	0.2
1,443,797	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,443,813, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $1,472,673, due 04/01/20- 12/01/48)	1,443,797	0.3

See Accompanying Notes to Financial Statements
58

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc(1) (continued)
303,957	Mizuho Securities USA Inc., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $303,960, collateralized by various U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $310,036, due 08/01/13- 10/01/47)	$303,957	0.0
		6,079,145	1.1
	Foreign Government Securities: 0.8%
4,647,760,000	Korea Monetary Stabilization Bond, 3.460%, 10/09/12 (Cost $4,109,081)	4,067,752	0.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.8%
9,592,200	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $9,592,200)	$9,592,200	1.8
	Total Short-Term Investments (Cost $19,780,426)	19,739,097	3.7
	Total Investments in Securities (Cost $530,838,856)	$526,995,578	99.3
	Assets in Excess of Other Liabilities	3,844,030	0.7
	Net Assets	$530,839,608	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

W  Settlement is on a when-issued or delayed-delivery basis.

L  Loaned security, a portion or all of the security is on loan at December 31, 2011.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains loaned securities.

(b)  The grouping contains securities in default.

(c)  The grouping contains Interest only securities.

BRL  Brazilian Real

EUR  EU Euro

MXN  Mexican Peso

PEN  Peruvian Nuevo Sol

ZAR  South African Rand

Cost for federal income tax purposes is $536,730,306.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$23,438,158
Gross Unrealized Depreciation	(33,172,886)
Net Unrealized Depreciation	$(9,734,728)

See Accompanying Notes to Financial Statements
59

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$28,788,544	$4,104,105	$—	$32,892,649
Consumer Staples	21,164,653	6,960,999	—	28,125,652
Energy	25,451,392	7,935,354	—	33,386,746
Financials	25,484,516	17,420,213	—	42,904,729
Health Care	26,265,919	7,364,466	—	33,630,385
Industrials	24,945,615	7,795,579	—	32,741,194
Information Technology	39,492,159	5,633,367	—	45,125,526
Materials	9,763,971	5,243,113	—	15,007,084
Telecommunications	5,974,956	6,597,967	—	12,572,923
Utilities	3,066,996	3,343,915	—	6,410,911
Total Common Stock	210,398,721	72,399,078	—	282,797,799
Exchange-Traded Funds	26,601,724	—	—	26,601,724
Preferred Stock	319,808	833,972	—	1,153,780
Purchased Options	—	278,094	—	278,094
Corporate Bonds/Notes	—	65,788,798	2,872,206	68,661,004
Collateralized Mortgage Obligations	—	22,851,575	—	22,851,575
Short-Term Investments	9,592,200	10,146,897	—	19,739,097
U.S. Treasury Obligations	—	12,300,221	—	12,300,221
Foreign Government Bonds	—	36,068,544	3,566,831	39,635,375
Asset-Backed Securities	—	10,554,423	392,700	10,947,123
U.S. Government Agency Obligations	—	42,029,786	—	42,029,786
Total Investments, at value	$246,912,453	$273,251,388	$6,831,737	$526,995,578
Other Financial Instruments+
Swaps	70,393	472,247	—	542,640
Futures	661,206	—	—	661,206
Forward Foreign Currency Contracts	—	1,087,743	—	1,087,743
Total Assets	$247,644,052	$274,811,378	$6,831,737	$529,287,167
Liabilities Table
Other Financial Instruments+
Swaps	$(65,994)	$(3,021,130)	$—	$(3,087,124)
Futures	(484,799)	—	—	(484,799)
Written Options	—	(80,812)	—	(80,812)
Forward Foreign Currency Contracts	—	(1,241,369)	—	(1,241,369)
Total Liabilities	$(550,793)	$(4,343,311)	$—	$(4,894,104)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$3,149,329	$(15,391)	$(11,679)	$15,391	$(265,444)	$—	$—	$2,872,206
U.S. Government Agency Obligations	601,005	—	—	—	—	—	—	(601,005)	—
Asset-Backed Securities	1,221,819	954,689	(570,934)	2,223	7,419	(697)	—	(1,221,819)	392,700
Foreign Bonds	—	3,510,098	—	28,934	—	27,799	—	—	3,566,831
Short-Term Investments	1,301,725	—	(1,301,725)	—	(325,431)	325,431	—	—	—
Total Investments, at value	$3,124,549	$7,614,116	$(1,888,050)	$19,478	$(302,621)	$87,089	$—	$(1,822,824)	$6,831,737
Other Financial Instruments+:
Swaps	15,041	—	(38,768)	—	38,768	(15,041)	—	—	—
Total Assets	$3,139,590	$7,614,116	$(1,926,818)	$19,478	$(263,853)	$72,048	$—	$(1,822,824)	$6,831,737

See Accompanying Notes to Financial Statements
60

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Liabilities Table
Other Financial Instruments+:
Swaps, at value	$(7,381)	$—	$3,845	$—	$(3,845)	$7,381	$—	$—	$—
Total Liabilities	$(7,381)	$—	$3,845	$—	$(3,845)	$7,381	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(249,771).

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At December 31, 2011, the following forward foreign currency contracts were outstanding for the ING Balanced Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	South African Rand	8,603,077	Buy	01/27/12	$1,069,000	$1,060,585	$(8,415)
Citigroup, Inc.	Swiss Franc	463,350	Buy	01/13/12	497,074	493,408	(3,666)
Citigroup, Inc.	EU Euro	646,851	Buy	01/27/12	855,000	837,341	(17,659)
Citigroup, Inc.	EU Euro	649,992	Buy	01/27/12	852,000	841,407	(10,593)
Citigroup, Inc.	Polish Zloty	4,824,050	Buy	01/27/12	1,404,356	1,394,261	(10,095)
Citigroup, Inc.	Canadian Dollar	1,352,775	Buy	01/27/12	1,326,000	1,327,045	1,045
Citigroup, Inc.	Canadian Dollar	2,687,408	Buy	01/27/12	2,602,091	2,636,293	34,202
Citigroup, Inc.	Japanese Yen	791,199,233	Buy	01/27/12	10,164,077	10,283,624	119,547
Credit Suisse First Boston	Danish Krone	2,787,869	Buy	01/13/12	496,603	485,446	(11,157)
Credit Suisse First Boston	Singapore Dollar	1,777,059	Buy	01/13/12	1,367,545	1,370,018	2,473
Credit Suisse First Boston	Japanese Yen	170,990,918	Buy	01/27/12	2,212,000	2,222,457	10,457
Deutsche Bank AG	British Pound	353,980	Buy	01/13/12	554,000	549,661	(4,339)
Deutsche Bank AG	Chilean Peso	733,530,600	Buy	01/13/12	1,421,847	1,409,157	(12,690)
Deutsche Bank AG	British Pound	417,813	Buy	01/13/12	652,165	648,780	(3,385)
Deutsche Bank AG	EU Euro	488,328	Buy	01/27/12	637,000	632,135	(4,865)
Deutsche Bank AG	Australian Dollar	340,109	Buy	01/13/12	345,000	347,301	2,301
Deutsche Bank AG	EU Euro	395,950	Buy	01/27/12	517,000	512,553	(4,447)
Deutsche Bank AG	Norwegian Krone	1,060,397	Buy	01/27/12	179,000	177,132	(1,868)
Deutsche Bank AG	EU Euro	651,633	Buy	01/27/12	852,000	843,532	(8,468)
Deutsche Bank AG	EU Euro	644,980	Buy	01/27/12	855,000	834,919	(20,081)
Deutsche Bank AG	Israeli New Shekel	3,313,571	Buy	01/27/12	878,233	868,922	(9,311)
Deutsche Bank AG	Japanese Yen	23,970,131	Buy	01/27/12	308,000	311,552	3,552
Deutsche Bank AG	Swedish Krona	2,472,422	Buy	01/27/12	360,582	358,728	(1,854)
Deutsche Bank AG	EU Euro	1,279,725	Buy	01/27/12	1,713,000	1,656,589	(56,411)
Deutsche Bank AG	Japanese Yen	20,848,468	Buy	01/27/12	269,000	270,978	1,978
Deutsche Bank AG	Japanese Yen	62,563,735	Buy	01/27/12	806,000	813,173	7,173
Deutsche Bank AG	Mexican Peso	14,067,863	Buy	01/27/12	1,036,276	1,005,645	(30,631)
Deutsche Bank AG	EU Euro	122,219	Buy	01/27/12	163,000	158,211	(4,789)
Deutsche Bank AG	Turkish Lira	1,891,149	Buy	01/27/12	1,006,268	991,961	(14,307)
HSBC	Chinese Yuan	8,954,880	Buy	03/02/12	1,408,000	1,421,262	13,262
HSBC	British Pound	333,589	Buy	01/13/12	523,000	517,997	(5,003)
HSBC	Brazilian Real	1,534,695	Buy	01/13/12	836,802	820,032	(16,770)
HSBC	South African Rand	10,512,009	Buy	01/27/12	1,277,000	1,295,918	18,918
HSBC	South African Rand	3,507,173	Buy	01/27/12	426,000	432,363	6,363
HSBC	Malaysian Ringgit	5,496,875	Buy	01/27/12	1,728,740	1,730,591	1,851
HSBC	EU Euro	1,630,539	Buy	01/27/12	2,202,000	2,110,713	(91,287)
JPMorgan Chase & Co.	New Zealand Dollar	185,713	Buy	01/13/12	140,000	144,418	4,418
JPMorgan Chase & Co.	Canadian Dollar	157,254	Buy	01/27/12	154,000	154,263	263
JPMorgan Chase & Co.	EU Euro	1,205,651	Buy	01/27/12	1,577,000	1,560,701	(16,299)
JPMorgan Chase & Co.	Japanese Yen	11,324,797	Buy	01/27/12	146,000	147,194	1,194
JPMorgan Chase & Co.	Canadian Dollar	403,062	Buy	01/27/12	395,000	395,396	396

See Accompanying Notes to Financial Statements
61

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Canadian Dollar	335,252	Buy	01/27/12	$330,000	$328,875	$(1,125)
JPMorgan Chase & Co.	Mexican Peso	25,943,558	Buy	01/27/12	1,839,281	1,854,583	15,302
Morgan Stanley	Indian Rupee	102,545,466	Buy	01/13/12	1,921,407	1,925,439	4,032
Morgan Stanley	Australian Dollar	905,804	Buy	01/13/12	899,978	924,958	24,980
Morgan Stanley	Indonesian Rupiah	13,630,858,355	Buy	01/27/12	1,492,975	1,498,945	5,970
Morgan Stanley	Norwegian Krone	13,641,044	Buy	01/27/12	2,338,715	2,278,644	(60,071)
Morgan Stanley	Russian Ruble	44,832,688	Buy	01/27/12	1,408,018	1,386,666	(21,352)
Morgan Stanley	EU Euro	6,024,911	Buy	01/27/12	8,022,892	7,799,177	(223,715)
							$(394,976)
Barclays Bank PLC	Norwegian Krone	889,687	Sell	01/27/12	148,000	148,616	$(616)
Barclays Bank PLC	EU Euro	386	Sell	01/27/12	516	500	16
Barclays Bank PLC	Mexican Peso	16,954,107	Sell	01/27/12	1,237,000	1,211,969	25,031
Citigroup, Inc.	Australian Dollar	2,187,064	Sell	01/13/12	2,167,897	2,233,310	(65,413)
Citigroup, Inc.	Japanese Yen	26,041,929	Sell	01/27/12	335,000	338,480	(3,480)
Citigroup, Inc.	Czech Koruna	26,227,225	Sell	01/27/12	1,376,557	1,327,737	48,820
Citigroup, Inc.	EU Euro	1,308,666	Sell	01/27/12	1,745,412	1,694,053	51,359
Credit Suisse First Boston	British Pound	1,075,204	Sell	01/13/12	1,669,000	1,669,576	(576)
Credit Suisse First Boston	EU Euro	2,729,618	Sell	01/27/12	3,676,503	3,533,458	143,045
Credit Suisse First Boston	Mexican Peso	13,000,000	Sell	01/27/12	951,461	929,309	22,152
Deutsche Bank AG	British Pound	196,313	Sell	01/13/12	306,000	304,834	1,166
Deutsche Bank AG	Australian Dollar	851,998	Sell	01/13/12	855,000	870,014	(15,014)
Deutsche Bank AG	Hungarian Forint	71,285,321	Sell	01/13/12	308,672	292,441	16,231
Deutsche Bank AG	Norwegian Krone	4,468,539	Sell	01/27/12	747,000	746,439	561
Deutsche Bank AG	EU Euro	371,749	Sell	01/27/12	496,000	481,225	14,775
Deutsche Bank AG	EU Euro	1,638,929	Sell	01/27/12	2,211,000	2,121,574	89,426
Deutsche Bank AG	EU Euro	221,783	Sell	01/27/12	298,000	287,096	10,904
Deutsche Bank AG	Japanese Yen	34,812,765	Sell	01/27/12	450,000	452,480	(2,480)
Deutsche Bank AG	EU Euro	262,499	Sell	01/27/12	350,000	339,802	10,198
Deutsche Bank AG	New Zealand Dollar	1,121,881	Sell	01/13/12	852,000	872,420	(20,420)
HSBC	Brazilian Real	4,276,409	Sell	01/13/12	2,326,664	2,285,010	41,654
HSBC	Brazilian Real	1,547,550	Sell	01/13/12	843,811	826,901	16,910
HSBC	South African Rand	26,102,444	Sell	01/27/12	3,091,791	3,217,902	(126,111)
HSBC	South Korean Won	1,002,906,500	Sell	01/13/12	850,000	869,713	(19,713)
HSBC	British Pound	94,137	Sell	01/13/12	146,000	146,175	(175)
HSBC	Indian Rupee	41,706,120	Sell	01/13/12	776,000	783,092	(7,092)
HSBC	Brazilian Real	7,587,194	Sell	01/13/12	4,127,962	4,054,059	73,903
HSBC	Norwegian Krone	4,645,521	Sell	01/27/12	781,000	776,003	4,997
HSBC	South African Rand	5,189,396	Sell	01/27/12	622,000	639,747	(17,747)
HSBC	Peruvian Nuevo Sol	330,527	Sell	01/27/12	121,988	122,274	(286)
HSBC	Colombian Peso	2,666,794,465	Sell	01/27/12	1,378,402	1,381,797	(3,395)
HSBC	South African Rand	32,536,370	Sell	01/27/12	3,853,878	4,011,074	(157,196)
Morgan Stanley	EU Euro	1,492,394	Sell	01/27/12	1,987,302	1,931,887	55,415
JPMorgan Chase & Co.	New Zealand Dollar	363,974	Sell	01/13/12	281,000	283,041	(2,041)
JPMorgan Chase & Co.	New Zealand Dollar	47,895	Sell	01/13/12	36,137	37,246	(1,109)
JPMorgan Chase & Co.	Mexican Peso	12,489,567	Sell	01/27/12	911,694	892,820	18,874
JPMorgan Chase & Co.	Turkish Lira	1,645,506	Sell	01/27/12	882,000	863,114	18,886
JPMorgan Chase & Co.	South African Rand	6,997,980	Sell	01/27/12	848,000	862,709	(14,709)
JPMorgan Chase & Co.	EU Euro	409,523	Sell	01/27/12	552,000	530,122	21,878
JPMorgan Chase & Co.	Japanese Yen	42,973,531	Sell	01/27/12	552,000	558,549	(6,549)
JPMorgan Chase & Co.	Canadian Dollar	643,129	Sell	01/27/12	621,000	630,896	(9,896)
JPMorgan Chase & Co.	EU Euro	1,653,509	Sell	01/27/12	2,202,000	2,140,449	61,551
JPMorgan Chase & Co.	Mexican Peso	17,826,107	Sell	01/27/12	1,263,791	1,274,305	(10,514)
Morgan Stanley	South Korean Won	1,558,862,939	Sell	01/13/12	1,343,268	1,351,833	(8,565)
Morgan Stanley	Taiwan New Dollar	41,905,878	Sell	01/13/12	1,381,619	1,384,398	(2,779)
Morgan Stanley	Australian Dollar	1,793,696	Sell	01/13/12	1,762,000	1,831,625	(69,625)
Morgan Stanley	EU Euro	1,141,521	Sell	01/27/12	1,538,000	1,477,686	60,314
UBS Warburg LLC	New Zealand Dollar	221,459	Sell	01/13/12	171,000	172,215	(1,215)
							$241,350

See Accompanying Notes to Financial Statements
62

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

ING Balanced Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	4	03/08/12	$662,344	$43,073
Australia 10-Year Bond	6	03/15/12	729,633	6,594
Australia 3-Year Bond	7	03/15/12	775,644	(1,315)
Canada 10-Year Bond	11	03/21/12	1,445,144	11,651
Euro-Bobl 5-Year	15	03/08/12	2,428,849	37,829
Euro-Bund	9	03/08/12	1,619,569	50,268
Long Gilt	3	03/28/12	544,866	9,460
S&P 500 E-Mini	91	03/16/12	5,699,330	(9,920)
Short Gilt	22	03/28/12	3,598,677	16,126
U.S. Treasury 2-Year Note	16	03/30/12	3,528,750	393
U.S. Treasury 5-Year Note	556	03/30/12	68,531,342	255,421
U.S. Treasury Long Bond	71	03/21/12	10,281,688	87,041
U.S. Treasury Ultra Long Bond	27	03/21/12	4,325,063	143,350
			$104,170,899	$649,971
Short Contracts
Euro-Schatz	39	03/08/12	$5,569,482	$(13,772)
Medium Gilt	32	03/28/12	5,636,477	(71,926)
U.S. Treasury 10-Year Note	340	03/21/12	44,582,500	(387,866)
			$55,788,459	$(473,564)

ING Balanced Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2011:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	284,000	$16,282	$31,699	$(15,417)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	140,000	8,026	16,281	(8,255)
JPMorgan Chase & Co.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	959,000	54,980	58,251	(3,271)
							$79,288	$106,231	$(26,943)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/11 (%)(5)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	17.735	USD	284,000	$(48,334)	$(40,090)	$(8,244)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	17.735	USD	139,000	(23,657)	(17,987)	(5,670)
Goldman Sachs & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	17.735	USD	241,000	(41,015)	(30,790)	(10,225)
JPMorgan Chase & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	17.735	USD	480,000	(81,691)	(30,776)	(50,915)
								$(194,697)	$(119,643)	$(75,054)

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements
63

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

(4)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(5)  Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ING Balanced Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2011:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on AUD-BBR-BBSW and pay a fixed rate equal to 4.118% Counterparty: UBS Warburg LLC	11/02/13	AUD	11,100,000	$(54,148)	$—	$(54,148)
Receive a floating rate based on AUD-BBR-BBSW and pay a fixed rate equal to 3.670% Counterparty: UBS Warburg LLC	11/22/13	AUD	15,500,000	54,685	—	54,685
Receive a floating rate based on AUD-BBR-BBSW and pay a fixed rate equal to 3.940% Counterparty: UBS Warburg LLC	12/07/14	AUD	14,400,000	7,237	—	7,237
Receive a fixed rate equal to 4.675% and pay a fixed rate based on AUD-BBR-BBSW Counterparty: UBS Warburg LLC	11/22/21	AUD	7,500,000	34,235	—	34,235
Receive a fixed rate equal to 9.960% and pay a floating rate based on Brazil Cetip Interbank Counterparty: Bank of America	01/02/14	BRL	5,000,000	(15,765)	—	(15,765)
Receive a fixed rate based on the calcuation of U.F.(Unidad de Fomento) 135,053 and pay a floating rate based on the 6-month Tasa Nominal Anual Promedio (TNA) Counterparty: Deutsche Bank AG	08/03/13	CLP	2,964,622,000	70,393	—	70,393
Receive a floating rate based on the 6-month CLP-CHIBNOM and pay a fixed rate equal to 4.990% Counterparty: Deutsche Bank AG	08/03/13	CLP	2,964,622,000	(65,994)	—	(65,994)
Receive a floating rate based on CZK-PRIBOR-PRBO and pay a fixed rate equal to 1.760% Counterparty: Bank of America	12/05/16	CZK	19,000,000	(4,686)	—	(4,686)
Receive a floating rate based on CZK-PRIBOR-PRBO and pay a fixed rate equal to 1.760% Counterparty: Deutsche Bank AG	12/05/16	CZK	19,000,000	(4,686)	—	(4,686)
Receive a floating rate based on CZK-PRIBOR-PRBO and pay a fixed rate equal to 1.755% Counterparty: Deutsche Bank AG	12/12/16	CZK	38,000,000	(8,782)	—	(8,782)
Receive a fixed rate equal to 2.890% and pay a floating rate based on the 3-month ILS-TELBOR Counterparty: Morgan Stanley	09/10/13	ILS	7,400,000	15,014	—	15,014
Receive a floating rate based on the 3-month ILS-TELBOR and pay a fixed rate equal to 3.470% Counterparty: Morgan Stanley	09/08/16	ILS	6,000,000	(25,044)	—	(25,044)
Receive a fixed rate equal to 4.390% and pay a floating rate based on the 3-month ILS-TELBOR Counterparty: Morgan Stanley	09/09/21	ILS	1,700,000	6,707	—	6,707
Receive a floating rate based on the 3-month South Korean Won and pay fixed rate equal to 3.470% Counterparty: Bank of America	10/05/16	KRW	2,000,000,000	(8,432)	—	(8,432)
Receive a floating rate based on the 3-month KRW-CD and pay a fixed rate equal to 3.830% Counterparty: Merrill Lynch	06/24/13	KRW	2,700,000,000	(17,146)	—	(17,146)
Receive a floating rate based on the 3-month KRW-CD and pay a fixed rate equal to 3.775% Counterparty: Merrill Lynch	06/24/13	KRW	5,353,100,000	(30,307)	—	(30,307)
Receive a fixed rate equal to 4.830% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	08/09/13	MXN	25,545,910	(6,900)	—	(6,900)

See Accompanying Notes to Financial Statements
64

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 5.580% Counterparty: Deutsche Bank AG	08/05/16	MXN	22,352,672	$13,885	$—	$13,885
Receive a fixed equal to 5.580% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	11/25/16	MXN	25,000,000	(21,954)	—	(21,954)
Receive a fixed rate equal to 6.480% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	07/30/21	MXN	6,386,478	(8,456)	—	(8,456)
Receive a floating rate based on 28-day MXN TIIE-BANXICO and pay a fixed rate equal to 6.920% Counterparty: Goldman Sachs & Co.	11/17/21	MXN	16,000,000	(14,428)	—	(14,428)
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 5.290% Counterparty: Morgan Stanley	09/02/16	MXN	21,000,000	33,323	—	33,323
Receive a fixed rate equal to 6.270% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Morgan Stanley	08/27/21	MXN	12,000,000	(30,978)	—	(30,978)
Receive a floating rate based on 3-month MYR-KLIBOR-BNM and pay a fixed rate equal to 3.030% Counterparty: Deutsche Bank AG	11/22/13	MYR	15,000,000	(672)	—	(672)
Receive a fixed rate equal to 4.940% and pay a floating rate based on 6-month PLZ-WIBOR-WIBO Counterparty: Bank of America	12/02/13	PLN	16,000,000	16,970	—	16,970
Receive a floating rate based on 6-month PLZ-WIBOR-WIBO and pay a fixed rate equal to 5.095% Counterparty: Bank of America	12/01/16	PLN	6,500,000	(25,585)	—	(25,585)
Receive a floating rate based on 6-month PLZ-WIBOR-WIBO and pay a fixed rate equal to 4.770% Counterparty: Deutsche Bank AG	12/27/13	PLN	7,000,000	(1,312)	—	(1,312)
Receive a floating rate based on 6-month PLZ-WIBOR-WIBO and pay a fixed rate equal to 4.785% Counterparty: Morgan Stanley	12/12/13	PLN	16,000,000	(4,223)	—	(4,223)
Receive a floating rate based on 6-month PLZ-WIBOR-WIBO and pay a fixed rate equal to 4.775% Counterparty: Morgan Stanley	12/27/13	PLN	16,000,000	(3,442)	—	(3,442)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.478% Counterparty: Citigroup, Inc.	05/11/20	USD	6,583,000	(848,676)	—	(848,676)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.750% Counterparty: Credit Suisse First Boston	09/19/14	USD	8,600,000	13,375	—	13,375
Receive a fixed rate equal to 1.719% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Credit Suisse First Boston	09/19/17	USD	5,700,000	64,276	—	64,276
Receive a fixed rate equal to 1.721% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Credit Suisse First Boston	09/19/17	USD	1,600,000	18,231	—	18,231
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.870% Counterparty: Credit Suisse First Boston	12/24/17	USD	5,000,000	(415,767)	—	(415,767)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.444% Counterparty: Credit Suisse First Boston	12/24/20	USD	9,000,000	(1,152,557)	—	(1,152,557)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.598% Counterparty: Credit Suisse First Boston	09/19/22	USD	700,000	(24,013)	—	(24,013)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.585% Counterparty: Credit Suisse First Boston	09/19/22	USD	1,700,000	(56,386)	—	(56,386)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.710% Counterparty: JPMorgan Chase & Co.	09/23/14	USD	7,900,000	18,877	—	18,877
Receive a fixed rate equal to 1.593% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: JPMorgan Chase & Co.	09/23/17	USD	7,200,000	35,530	—	35,530
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.399% Counterparty: JPMorgan Chase & Co.	09/23/22	USD	2,400,000	(38,296)	—	(38,296)

See Accompanying Notes to Financial Statements
65

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.715% Counterparty: Morgan Stanley	09/27/14	USD	18,000,000	$42,409	$—	$42,409
Receive a fixed rate equal to 1.510% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Morgan Stanley	09/27/17	USD	15,800,000	12,461	—	12,461
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.235% Counterparty: Morgan Stanley	09/27/22	USD	4,500,000	(3,792)	—	(3,792)
Receive a fixed rate equal to 6.820% and pay a floating rate based on 3-month ZAR-JIBAR-SAFEX Counterparty: Morgan Stanley	11/16/16	ZAR	18,000,000	5,744	—	5,744
				$(2,429,075)	$—	$(2,429,075)

ING Balanced Portfolio Written OTC Options on December 31, 2011

	# of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options On Currencies
	5,100,000	Deutsche Bank AG	USD Put vs. EUR Call Currency Option	1.370	USD	01/16/12	$52,786	$(1,128)
	3,000,000	Deutsche Bank AG	USD Put vs. EUR Call Currency Option	1.370	USD	02/07/12	37,861	(4,949)
	3,500,000	Deutsche Bank AG	USD Put vs. EUR Call Currency Option	1.380	USD	01/16/12	32,895	(432)
	2,200,000	Deutsche Bank AG	USD Put vs. EUR Call Currency Option	1.380	USD	01/31/12	30,338	(1,505)
	4,400,000	Deutsche Bank AG	USD Put vs. JPY Call Currency Option	75.000	USD	06/01/12	82,368	(72,795)
Options On Securities
	781,000	JPMorgan Chase & Co.	U.S Treasury 30-Year Bond	93.969	USD	01/04/12	244	(3)
						Total Written OTC Options	$236,492	$(80,812)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$278,094
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,087,743
Credit contracts	Upfront payments paid on swap agreements	106,231
Interest rate contracts	Unrealized appreciation on swap agreements	463,352
Interest rate contracts	Net Assets — Unrealized appreciation**	661,206
Total Asset Derivatives		$2,596,626
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,241,369
Credit contracts	Upfront payments received on swap agreements	119,643
Credit contracts	Unrealized depreciation on swap agreements	101,997
Interest rate contracts	Unrealized depreciation on swap agreements	2,892,427
Equity contracts	Net Assets — Unrealized depreciation**	9,920
Interest rate contracts	Net Assets — Unrealized depreciation**	474,879
Foreign exchange contracts	Written options, at fair value	80,809
Interest rate contracts	Written options, at fair value	3
Total Liability Derivatives		$4,921,047

*  Includes purchased options.

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements
66

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2011 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(513,888)	$—	$(513,888)
Equity contracts	—	—	50,416	—	—	50,416
Foreign exchange contracts	(2,081,986)	(386,619)	—	—	2,071,741	(396,864)
Interest rate contracts	113,079	—	922,193	(164,964)	92,428	962,736
Total	$(1,968,907)	$(386,619)	$972,609	$(678,852)	$2,164,169	$102,400
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$204,183	$—	$204,183
Equity contracts	—	—	(9,920)	—	—	(9,920)
Foreign exchange contracts	339,084	(145,743)	—	7,381	(43,708)	157,014
Interest rate contracts	—	—	(404)	(2,151,892)	241	(2,152,055)
Total	$339,084	$(145,743)	$(10,324)	$(1,940,328)	$(43,467)	$(1,800,778)

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements
67

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO   AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 89.6%
		Consumer Discretionary: 0.5%
9,100		Other Securities	$1,575,210	0.5
		Health Care: 7.8%
37,000	@	Biogen Idec, Inc.	4,071,850	1.3
145,200		Bristol-Myers Squibb Co.	5,116,848	1.6
274,400		Pfizer, Inc.	5,938,016	1.8
26,800		Roche Holding AG - Genusschein	4,532,372	1.4
36,900		Stryker Corp.	1,834,299	0.6
54,300		Other Securities	3,575,421	1.1
			25,068,806	7.8
		Information Technology: 79.8%
124,100		Accenture PLC	6,605,843	2.1
176,600	@	ACI Worldwide, Inc.	5,057,824	1.6
136,600		Altera Corp.	5,067,860	1.6
25,600	@	Apple, Inc.	10,368,000	3.2
46,000		ASML Holding NV	1,921,483	0.6
106,800		Automatic Data Processing, Inc.	5,768,268	1.8
199,500		Avago Technologies Ltd.	5,757,570	1.8
94,600	@	Check Point Software Technologies	4,970,284	1.5
267,900	@	eBay, Inc.	8,125,407	2.5
149,700	@	EMC Corp.	3,224,538	1.0
47,600	@	F5 Networks, Inc.	5,051,312	1.6
251,000	@	Fairchild Semiconductor International, Inc.	3,022,040	0.9
442,700	@	Fortinet, Inc.	9,655,287	3.0
123,500		Global Payments, Inc.	5,851,430	1.8
21,610	@	Google, Inc. - Class A	13,957,899	4.3
200,600		Hewlett-Packard Co.	5,167,456	1.6
58,153		International Business Machines Corp.	10,693,174	3.3
151,600	@	Imperva, Inc.	5,277,196	1.6
272,100	@	Informatica Corp.	10,048,653	3.1
62,800		Intuit, Inc.	3,302,652	1.0
117,700		Jabil Circuit, Inc.	2,313,982	0.7
215,500		Linear Technology Corp.	6,471,465	2.0
76,800	@	LogMeIn, Inc.	2,960,640	0.9
178,500	L	Microchip Technology, Inc.	6,538,455	2.0
108,700	@	Micros Systems, Inc.	5,063,246	1.6
383,600		Microsoft Corp.	9,958,256	3.1
28,400	@	MicroStrategy, Inc.	3,076,288	1.0
40,071		Motorola Solutions, Inc.	1,854,887	0.6
497,800	@	ON Semiconductor Corp.	3,843,016	1.2
298,700	@	Polycom, Inc.	4,868,810	1.5
258,400	@	QLIK Technologies, Inc.	6,253,280	1.9
171,480		Qualcomm, Inc.	9,379,956	2.9

Shares	Value	Percentage of Net Assets

181,300	@	Red Hat, Inc.	$7,485,877	2.3
80,900	@	Riverbed Technolgoy, Inc.	1,901,150	0.6
4,800		Samsung Electronics Co., Ltd.	4,415,222	1.4
76,200	@	Sandisk Corp.	3,749,802	1.2
391,000	@	Symantec Corp.	6,119,150	1.9
288,600	@	Temenos Group AG	4,711,455	1.5
195,800	@	Teradata Corp.	9,498,258	3.0
224,500	@	TIBCO Software, Inc.	5,367,795	1.7
126,800		Western Union Co.	2,315,368	0.7
201,200		Xilinx, Inc.	6,450,472	2.0
1,078,607		Other Securities	13,346,964	4.2
			256,837,970	79.8
		Materials: 0.3%
131,000		Other Securities (a)	926,170	0.3
		Telecommunications: 1.2%
132,100		AT&T, Inc.	3,994,704	1.2
		Total Common Stock (Cost $280,788,470)	288,402,860	89.6
EXCHANGE-TRADED FUNDS: 8.0%
229,300		Powershares QQQ	12,801,819	4.0
103,500		SPDR Trust Series 1	12,989,250	4.0
		Total Exchange-Traded Funds (Cost $25,652,155)	25,791,069	8.0
		Total Long-Term Investments (Cost $306,440,625)	314,193,929	97.6
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
		Securities Lending Collateralcc(1): 1.4%
1,089,641		BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $1,089,648, collateralized by various U.S. Government Agency Obligations, 5.000%-6.000%, Market Value plus accrued interest $1,111,434, due 05/15/24-04/15/41)	$1,089,641	0.3

See Accompanying Notes to Financial Statements
68

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc(1) (continued)
1,089,641	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $1,089,655, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $1,111,434, due 06/01/17-09/01/44)	$1,089,641	0.4
1,089,641	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,089,651, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $1,111,434, due 01/19/12-12/20/41)	1,089,641	0.3
229,399	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $229,401, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $233,987, due 06/28/12-11/01/41)	229,399	0.1
1,089,641	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.02%, due 01/03/12 (Repurchase Amount $1,089,643, collateralized by various U.S. Government Securities, 1.875%-4.000%, Market Value plus accrued interest $1,111,435, due 02/15/15-06/30/15)	1,089,641	0.3
		4,587,963	1.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.7%
5,517,586	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $5,517,586)	$5,517,586	1.7
	Total Short-Term Investments (Cost $10,105,549)	10,105,549	3.1
	Total Investments in Securities (Cost $316,546,174)	$324,299,478	100.7
	Liabilities in Excess of Other Assets	(2,352,204)	(0.7)
	Net Assets	$321,947,274	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2011.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains loaned securities.

  Cost for federal income tax purposes is $321,378,641.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$21,552,124
Gross Unrealized Depreciation	(18,631,287)
Net Unrealized Appreciation	$2,920,837

See Accompanying Notes to Financial Statements
69

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$1,575,210	$—	$—	$1,575,210
Health Care	20,536,434	4,532,372	—	25,068,806
Information Technology	243,348,719	13,489,251	—	256,837,970
Materials	926,170	—	—	926,170
Telecommunications	3,994,704	—	—	3,994,704
Total Common Stock	270,381,237	18,021,623	—	288,402,860
Exchange-Traded Funds	25,791,069	—	—	25,791,069
Short-Term Investments	5,517,586	4,587,963	—	10,105,549
Total Investments, at value	$301,689,892	$22,609,586	$—	$324,299,478
Other Financial Instruments+
Forward Foreign Currency Contracts	—	497,184	—	497,184
Total Assets	$301,689,892	$23,106,770	$—	$324,796,662
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(230,279)	$—	$(230,279)
Total Liabilities	$—	$(230,279)	$—	$(230,279)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Short-Term Investments	$317,441	$—	$(317,441)	$—	$(79,360)	$79,360	$—	$—	$—
Total Investments, at value	$317,441	$—	$(317,441)	$—	$(79,360)	$79,360	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements
70

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING BlackRock Science and Technology Opportunities Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	British Pound	625,000	Buy	01/18/12	$975,949	$970,454	$(5,495)
Citigroup, Inc.	Japanese Yen	200,000,000	Buy	01/18/12	2,564,001	2,599,141	35,140
Citigroup, Inc.	EU Euro	1,317,000	Buy	01/18/12	1,715,850	1,704,736	(11,114)
Citigroup, Inc.	EU Euro	1,411,000	Buy	01/18/12	1,892,227	1,826,409	(65,818)
Citigroup, Inc.	British Pound	749,000	Buy	01/18/12	1,179,583	1,162,993	(16,590)
Citigroup, Inc.	Japanese Yen	247,718,000	Buy	01/18/12	3,180,471	3,219,269	38,798
Citigroup, Inc.	British Pound	28,000	Buy	01/18/12	45,134	43,476	(1,658)
UBS Warburg LLC	Japanese Yen	52,000,000	Buy	01/18/12	667,083	675,776	8,693
UBS Warburg LLC	EU Euro	500,000	Buy	01/18/12	674,970	647,205	(27,765)
UBS Warburg LLC	Norwegian Krone	7,530,500	Buy	01/18/12	1,332,141	1,258,313	(73,828)
							$(119,637)
Citigroup, Inc.	Swiss Franc	1,557,000	Sell	01/18/12	$1,692,866	$1,658,157	$34,709
Citigroup, Inc.	EU Euro	99,000	Sell	01/18/12	135,222	128,147	7,075
Citigroup, Inc.	Japanese Yen	292,728,000	Sell	01/18/12	3,822,083	3,804,206	17,877
Citigroup, Inc.	Swiss Franc	3,268,000	Sell	01/18/12	3,551,043	3,480,321	70,722
Deutsche Bank AG	Hong Kong Sar Dollar	4,656,000	Sell	01/18/12	598,666	599,518	(852)
Deutsche Bank AG	EU Euro	5,619,000	Sell	01/18/12	7,463,549	7,273,278	190,271
Royal Bank of Scotland	Japanese Yen	266,510,000	Sell	01/18/12	3,471,642	3,463,484	8,158
Royal Bank of Scotland	British Pound	1,864,000	Sell	01/18/12	2,867,125	2,894,284	(27,159)
Royal Bank of Scotland	Norwegian Krone	9,820,000	Sell	01/18/12	1,654,156	1,640,879	13,277
UBS Warburg LLC	Swiss Franc	1,487,000	Sell	01/18/12	1,588,158	1,583,610	4,548
UBS Warburg LLC	Swiss Franc	2,195,000	Sell	01/18/12	2,405,524	2,337,608	67,916
							$386,542

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$497,184
Total Asset Derivatives		$497,184
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$230,279
Total Liability Derivatives		$230,279

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$1,668,136
Total	$1,668,136
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$200,394
Total	$200,394

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements
71

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Consumer Discretionary: 11.2%
2,880,900		Comcast Corp. - Class A	$68,306,139	1.7
2,429,800	@	International Game Technology	41,792,560	1.1
1,793,432		Macy's, Inc.	57,712,642	1.5
544,200		McDonald's Corp.	54,599,586	1.4
1,664,600		Starbucks Corp.	76,588,246	2.0
1,326,500		Wyndham Worldwide Corp.	50,181,495	1.3
3,860,191		Other Securities (a)	84,988,766	2.2
			434,169,434	11.2
		Consumer Staples: 11.5%
3,034,400		Altria Group, Inc.	89,969,960	2.3
1,888,900		Coca-Cola Enterprises, Inc.	48,695,842	1.3
521,900		JM Smucker Co.	40,796,923	1.0
1,554,892		Procter & Gamble Co.	103,726,845	2.7
499,300	@	Ralcorp Holdings, Inc.	42,690,150	1.1
1,058,700		Wal-Mart Stores, Inc.	63,267,912	1.6
1,007,700		Other Securities	59,094,235	1.5
			448,241,867	11.5
		Energy: 12.5%
2,340,215		ExxonMobil Corp.	198,356,623	5.1
574,015		National Oilwell Varco, Inc.	39,027,280	1.0
724,700		Range Resources Corp.	44,887,918	1.1
1,110,200		Royal Dutch Shell PLC - Class A ADR	81,144,518	2.1
693,400		Schlumberger Ltd.	47,366,154	1.2
2,718,000		Other Securities	76,813,728	2.0
			487,596,221	12.5
		Financials: 13.3%
1,826,270		Citigroup, Inc.	48,049,164	1.2
3,979,700		Fifth Third Bancorp.	50,621,784	1.3
2,536,860		JPMorgan Chase & Co.	84,350,595	2.2
950,600		Prudential Financial, Inc.	47,644,072	1.2
885,600		Travelers Cos., Inc.	52,400,952	1.3
2,234,000		US Bancorp.	60,429,700	1.6
3,054,300		Wells Fargo & Co.	84,176,508	2.2
1,896,300		XL Group PLC	37,489,851	1.0
2,296,458		Other Securities	51,904,643	1.3
			517,067,269	13.3
		Health Care: 11.9%
1,137,100		Cardinal Health, Inc.	46,177,631	1.2
775,577		Covidien PLC	34,908,721	0.9
1,144,800	@	Express Scripts, Inc.	51,161,112	1.3

Shares			Value	Percentage of Net Assets
1,383,800		Johnson & Johnson	$90,749,604	2.3
4,808,517		Pfizer, Inc.	104,056,308	2.7
1,236,362		Teva Pharmaceutical Industries Ltd. ADR	49,899,570	1.3
3,598,300		Other Securities	87,911,212	2.2
			464,864,158	11.9
		Industrials: 10.2%
895,700		Boeing Co.	65,699,595	1.7
705,400		Cooper Industries PLC	38,197,410	1.0
749,900		Dover Corp.	43,531,695	1.1
734,900		General Dynamics Corp.	48,804,709	1.3
622,380		Union Pacific Corp.	65,934,937	1.7
3,339,930		Other Securities	132,824,372	3.4
			394,992,718	10.2
		Information Technology: 19.3%
1,767,200	@	Adobe Systems, Inc.	49,958,744	1.3
468,607	@	Apple, Inc.	189,785,835	4.9
206,600	@	Google, Inc. - Class A	133,442,940	3.4
4,866,500		Intel Corp.	118,012,625	3.0
1,965,800		Jabil Circuit, Inc.	38,647,628	1.0
2,796,500		Oracle Corp.	71,730,225	1.8
1,964,217		Qualcomm, Inc.	107,442,670	2.8
2,658,300		Seagate Technology	43,596,120	1.1
			752,616,787	19.3
		Materials: 3.6%
821,800		Allegheny Technologies, Inc.	39,282,040	1.0
949,000		EI Du Pont de Nemours & Co.	43,445,220	1.1
805,500		Monsanto Co.	56,441,385	1.5
			139,168,645	3.6
		Telecommunications: 3.5%
2,687,300		AT&T, Inc.	81,263,952	2.1
1,448,700		CenturyTel, Inc.	53,891,640	1.4
			135,155,592	3.5
		Utilities: 2.3%
1,258,800		Exelon Corp.	54,594,156	1.4
2,047,400		Other Securities	33,474,990	0.9
			88,069,146	2.3
		Total Common Stock (Cost $3,553,157,701)	3,861,941,837	99.3

See Accompanying Notes to Financial Statements
72

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: — %
	Energy: —%
10,000,000	Other Securities	$—	—
	Utilities: —%
20,000,000	Other Securities	—	—
	Total Corporate Bonds/Notes (Cost $—)	—	—
	Total Long-Term Investments (Cost $3,553,157,701)	3,861,941,837	99.3
SHORT-TERM INVESTMENTS: 0.7%
	Securities Lending Collateralcc(1): 0.0%
420,028	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.05%, due 01/03/12 (Repurchase Amount $420,030, collateralized by various U.S. Government Agency Obligations, 0.000%-6.750%, Market Value plus accrued interest $428,429, due 01/03/12-03/01/47) (Cost $420,028)	420,028	0.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
28,388,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $28,388,000)	$28,388,000	0.7
	Total Short-Term Investments (Cost $28,808,028)	28,808,028	0.7
	Total Investments in Securities (Cost $3,581,965,729)	$3,890,749,865	100.0
	Liabilities in Excess of Other Assets	(605,756)	—
	Net Assets	$3,890,144,109	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains loaned securities.

  Cost for federal income tax purposes is $3,626,127,093.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$510,343,804
Gross Unrealized Depreciation	(245,721,032)
Net Unrealized Appreciation	$264,622,772

See Accompanying Notes to Financial Statements
73

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock*	$3,861,941,837	$—	$—	$3,861,941,837
Corporate Bonds/Notes	—	—	—	—
Short-Term Investments	28,388,000	420,028	—	28,808,028
Total Investments, at value	$3,890,329,837	$420,028	$—	$3,890,749,865

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Short-Term Investments	$658,349	$—	$(658,349)	$—	$(164,587)	$164,587	$—	$—	$—
Total Investments, at value	$658,349	$—	$(658,349)	$—	$(164,587)	$164,587	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(610,979)
Total	$(610,979)

See Accompanying Notes to Financial Statements
74

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 32.5%
		Consumer Discretionary: 3.6%
8,757,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	$9,783,776	0.4
960,000	#,L	Odebrecht Finance Ltd., 7.500%, 09/29/49	943,200	0.0
2,875,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	3,033,125	0.1
71,182,000		Other Securities	75,346,323	3.1
			89,106,424	3.6
		Consumer Staples: 1.1%
3,259,000	#	Cargill, Inc., 3.250%, 11/15/21	3,285,515	0.1
2,890,000	#	Delphi Corp., 5.875%, 05/15/19	2,962,250	0.1
17,887,000		Other Securities	20,729,790	0.9
			26,977,555	1.1
		Energy: 5.8%
3,935,000	#	BG Energy Capital PLC, 2.875%, 10/15/16	4,026,379	0.2
9,781,000		BP Capital Markets PLC, 2.248%, 11/01/16	9,856,832	0.4
2,243,000		BP Capital Markets PLC, 3.561%, 11/01/21	2,339,025	0.1
1,005,000	#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	1,050,225	0.0
2,116,000	#	Chevron Phillips Chemical Co. LLC, 7.000%, 06/15/14	2,363,003	0.1
1,992,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	2,059,354	0.1
1,105,000	#	Empresa Nacional del Petroleo, 4.750%, 12/06/21	1,102,712	0.1
7,750,000		Energy Transfer Partners L.P., 4.650%-6.050%, 06/01/21-06/01/41	7,607,450	0.3
1,445,000	#	FMG Resources August 2006 Pty Ltd., 7.000%, 11/01/15	1,466,675	0.1
3,040,000	#	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/20	2,687,840	0.1

Principal Amount†				Value	Percentage of Net Assets
	2,468,000	#	KazMunaiGaz Finance Sub BV, 7.000%, 05/05/20	$2,619,165	0.1
	3,057,000	#	KazMunaiGaz Finance Sub BV, 8.375%, 07/02/13	3,217,493	0.1
	10,357,400		Petroleos de Venezuela SA, 8.500%, 11/02/17	7,835,373	0.3
	8,288,000	#	Schlumberger Investment SA, 1.950%, 09/14/16	8,396,788	0.3
	85,037,000		Other Securities (a)	86,433,949	3.5
				143,062,263	5.8
			Financials: 9.3%
BRL	9,142,000	#	Banco Votorantim SA, 6.250%, 05/16/16	5,000,224	0.2
	7,475,000		The Bank of New York Mellon Corp., 3.550%, 09/23/21	7,595,243	0.3
	11,595,000		Caterpillar Financial Services Corp., 2.050%, 08/01/16	11,918,454	0.5
	9,139,000		Citigroup, Inc., 3.953%, 06/15/16	9,118,538	0.4
	1,393,000		Citigroup, Inc., 4.500%, 01/14/22	1,342,229	0.0
	5,491,000	#	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	6,452,568	0.3
	7,236,000		General Electric Capital Corp., 5.300%, 02/11/21	7,746,160	0.3
	6,643,000		General Electric Capital Corp., 3.350%-4.650%, 10/17/16-10/17/21	6,935,659	0.3
	11,232,000		Goldman Sachs Group, Inc./The, 5.250%-5.350%, 01/15/16-07/27/21	11,173,539	0.4
	7,137,000	#	Hyundai Capital America, 4.000%, 06/08/17	7,072,275	0.3
	3,124,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	3,121,338	0.1
	4,439,000	#	ILFC E-Capital Trust II, 6.250%, 12/21/65	3,018,520	0.1
	3,437,000	#	International Lease Finance Corp., 7.125%, 09/01/18	3,574,480	0.1
	1,741,000	#	IPIC GMTN Ltd., 3.750%, 03/01/17	1,743,176	0.0

See Accompanying Notes to Financial Statements
75

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Financials (continued)
4,500,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	$4,522,500	0.2
1,953,000	#	IPIC GMTN Ltd., 6.875%, 11/01/41	1,999,384	0.1
11,723,000		JPMorgan Chase & Co., 4.350%, 08/15/21	11,857,639	0.5
1,718,000		JPMorgan Chase & Co., 5.400%, 01/06/42	1,796,131	0.1
12,154,000		Morgan Stanley, 3.800%-5.750%, 04/29/16-07/28/21	11,258,600	0.5
1,220,000	#	Pacific Life Insurance Co., 9.250%, 06/15/39	1,626,955	0.1
61,576	#	Power Receivable Finance, LLC, 6.290%, 01/01/12	61,577	0.0
8,112,000		Simon Property Group L.P., 2.800%-4.125%, 01/30/17-12/01/21	8,365,900	0.3
112,487,000		Other Securities (a)	103,129,130	4.2
			230,430,219	9.3
		Health Care: 1.7%
4,439,000	#	Aristotle Holding, Inc., 3.500%, 11/15/16	4,526,963	0.2
2,170,000	#	Mylan, Inc./PA, 7.875%, 07/15/20	2,405,988	0.1
2,890,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	2,817,750	0.1
32,980,000		Other Securities	31,628,838	1.3
			41,379,539	1.7
		Industrials: 1.8%
2,835,000	#	Bombardier, Inc., 7.500%, 03/15/18	3,047,625	0.1
2,785,000	#	Bombardier, Inc., 7.750%, 03/15/20	3,049,575	0.1
3,505,000	#	Calpine Corp., 7.500%, 02/15/21	3,767,875	0.2
3,270,000	#	Energizer Holdings, Inc., 4.700%, 05/19/21	3,446,564	0.1
9,528,000		Lockheed Martin Corp., 2.125%-3.350%, 09/15/16-09/15/21	9,523,739	0.4
20,853,000		Other Securities	22,317,636	0.9
			45,153,014	1.8

Principal Amount†			Value	Percentage of Net Assets
		Information Technology: 1.1%
26,369,000		Other Securities	$27,645,884	1.1
		Materials: 2.1%
7,720,000		ArcelorMittal, 6.125%-9.850%, 06/01/18-06/01/19	8,267,229	0.3
2,780,000	#	FMG Resources August 2006 Pty Ltd, 6.375%, 02/01/16	2,710,500	0.1
1,585,000	#	Georgia-Pacific LLC, 5.400%, 11/01/20	1,758,117	0.1
1,445,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,603,950	0.1
2,616,000	#	Xstrata Canada Financial Corp., 4.950%, 11/15/21	2,676,725	0.1
32,577,370		Other Securities	34,627,998	1.4
			51,644,519	2.1
		Telecommunications: 2.4%
8,486,000		AT&T, Inc., 3.875%- 5.550%, 08/15/21- 08/15/41	9,618,082	0.4
1,375,000	#	Intelsat Jackson Holdings SA, 7.500%, 04/01/21	1,393,906	0.0
6,885,000	#	Telstra Corp. Ltd., 4.800%, 10/12/21	7,313,343	0.3
9,716,000		Verizon Communications, Inc., 2.000%-4.750%, 11/01/16-11/01/41	10,046,385	0.4
30,751,000		Other Securities	31,164,051	1.3
			59,535,767	2.4
		Utilities: 3.6%
3,604,000	#	Allegheny Energy Supply Co. LLC, 5.750%, 10/15/19	3,859,329	0.2
3,957,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	4,213,390	0.2
2,671,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	2,697,710	0.1
3,176,000	#	Enel Finance International S.A., 6.250%, 09/15/17	3,035,449	0.1
1,616,000	#	Illinois Tool Works, Inc., 3.375%, 09/15/21	1,692,233	0.1
2,596,000	#	Illinois Tool Works, Inc., 4.875%, 09/15/41	2,959,638	0.1
355,329	#	Juniper Generation, LLC, 6.790%, 12/31/14	291,092	0.0

See Accompanying Notes to Financial Statements
76

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Utilities (continued)
6,190,000		Oncor Electric Delivery Co., 6.800%-7.500%, 09/01/18-09/01/38	$8,052,382	0.3
57,967,000		Other Securities	62,867,614	2.5
			89,668,837	3.6
		Total Corporate Bonds/Notes (Cost $787,655,485)	804,604,021	32.5
COLLATERALIZED MORTGAGE OBLIGATIONS: 10.7%
8,665,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	8,806,729	0.4
77,349,047	#,^	Banc of America Commercial Mortgage, Inc., 0.234%, 10/10/45	808,561	0.0
90,226,063	^	Banc of America Commercial Mortgage, Inc., 0.283%-5.841%, 07/10/43-06/10/49	10,806,232	0.5
8,130,235		Banc of America Funding Corp., 5.500%-5.750%, 02/25/35-11/25/35	8,009,875	0.3
1,520,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.351%, 03/11/41	1,082,063	0.0
1,440,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.496%, 07/10/43	1,200,734	0.1
2,030,000	#	Bank of America-First Union NB Commercial Mortgage, 6.250%, 04/11/37	1,882,111	0.1
1,292,080	#	Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	1,292,626	0.0
5,939,597		Bear Stearns Commercial Mortgage Securities, 8.050%-8.298%, 10/15/32	6,305,118	0.3
3,915,416	#,^	Commercial Mortgage Asset Trust, 0.737%, 01/17/32	47,751	0.0
5,852,247	#	Commercial Mortgage Pass Through Certificates, 6.250%, 12/17/13	5,831,050	0.2

Principal Amount†			Value	Percentage of Net Assets
9,000,000		Commercial Mortgage Pass Through Certificates, 5.814%, 12/10/49	$10,086,894	0.4
11,926,969		Credit Suisse Mortgage Capital Certificates, 5.448%, 01/15/49	12,046,323	0.5
23,156,981	#,^	DBUBS Mortgage Trust, 1.437%, 07/10/44	1,715,657	0.1
4,010,000	#	DBUBS Mortgage Trust, 5.557%, 11/10/46	3,315,744	0.1
18,254,717		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.414%-0.484%, 08/25/36-10/25/36	7,401,569	0.3
6,162,374		Freddie Mac, 5.000%, 02/15/35	6,864,028	0.3
6,205,622		Freddie Mac, 5.500%, 07/15/37	7,288,838	0.3
27,525,596	#,^	GS Mortgage Securities Corp. II, 1.161%, 03/10/44	1,530,891	0.1
2,315,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 5.389%, 07/15/46	1,728,438	0.1
9,091,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.981%-6.288%, 01/15/42-02/12/51	8,574,345	0.3
55,320,954	#,^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.624%, 07/15/46	4,176,090	0.2
9,320,609		JPMorgan Mortgage Trust, 4.194%-5.320%, 07/25/35	8,420,855	0.3
118,859,580	#,^	LB-UBS Commercial Mortgage Trust, 0.207%, 09/15/39	2,152,975	0.1
40,504,642	#,^	LB-UBS Commercial Mortgage Trust, 0.287%, 11/15/38	669,327	0.0
172,524,692	#,^	LB-UBS Commercial Mortgage Trust, 0.664%, 11/15/38	4,120,804	0.2
1,234,000	#	LB-UBS Commercial Mortgage Trust, 5.750%, 01/15/36	1,229,314	0.0

See Accompanying Notes to Financial Statements
77

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
81,330,967	^	LB-UBS Commercial Mortgage Trust, 0.174%-5.890%, 06/15/38-09/15/45	$23,373,779	1.0
160,453,258	#,^	Merrill Lynch Mortgage Trust, 0.530%, 02/12/51	2,687,929	0.1
2,670,000		Morgan Stanley Capital I, 5.300%, 06/15/40	2,041,654	0.1
901,000	#	Morgan Stanley Capital I, 7.350%, 07/15/32	921,328	0.0
1,402,000	#	Morgan Stanley Capital I, 5.255%, 09/15/47	1,181,113	0.1
17,440,615		Morgan Stanley Capital I, 0.528%-5.601%, 01/14/42-07/15/49	17,853,019	0.7
980,000	#	Nationslink Funding Corp., 5.000%, 08/20/30	992,391	0.0
49,004,317	#,^	RBSCF Trust, 0.989%, 04/15/24	1,311,037	0.0
33,288,858		Residential Accredit Loans, Inc., 0.464%-0.744%, 12/25/36-01/25/37	12,700,103	0.5
4,940,000	#	Vornado DP LLC, 6.356%, 09/13/28	4,936,357	0.2
177,179,383	#,^	Wachovia Bank Commercial Mortgage Trust, 0.136%, 03/15/42	1,519,579	0.1
676,000	#	Wachovia Bank Commercial Mortgage Trust, 5.125%, 08/15/35	670,208	0.0
3,125,000	#	Wachovia Bank Commercial Mortgage Trust, 5.704%, 02/15/35	3,087,448	0.1
8,372,702		Wells Fargo Mortgage Backed Securities Trust, 2.689%, 06/25/35	7,650,866	0.3
6,207,794		Wells Fargo Mortgage Backed Securities Trust, 5.000%-5.084%, 05/25/35-11/25/36	6,181,065	0.3
4,378,569	#	Wells Fargo Mortgage-Backed Securities Trust, 5.241%, 06/26/35	3,695,053	0.1
59,450,467		Other Securities	45,834,612	1.9
		Total Collateralized Mortgage Obligations (Cost $273,917,739)	264,032,483	10.7

Principal Amount†				Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 14.0%
			U.S. Treasury Bonds: 2.1%
	27,373,000		2.000%, due 11/15/21	$27,676,676	1.1
	20,498,000		3.750%, due 08/15/41	24,053,132	1.0
				51,729,808	2.1
			U.S. Treasury Notes: 11.9%
	34,356,000	L	0.250%, due 11/30/13	34,369,433	1.4
	21,067,000	L	0.375%, due 11/15/14	21,086,761	0.8
	43,470,000	L	0.875%, due 11/30/16	43,616,059	1.8
	194,716,000		1.375%, due 11/30/18	195,415,810	7.9
				294,488,063	11.9
			Total U.S. Treasury Obligations (Cost $343,341,623)	346,217,871	14.0
ASSET-BACKED SECURITIES: 5.8%
			Automobile Asset-Backed Securities: 0.3%
	8,039,000		CarMax Auto Owner Trust, 1.510%, 04/17/17	8,030,211	0.3
			Credit Card Asset-Backed Securities: 1.4%
EUR	27,084,000		MBNA Credit Card Master Note Trust, 5.600%, 07/17/14	35,346,504	1.4
			Home Equity Asset-Backed Securities: 0.1%
	2,394,863		Other Securities	2,126,873	0.1
			Other Asset-Backed Securities: 4.0%
	2,477,779	#	ARES CLO Funds, 0.799%, 09/18/17	2,416,930	0.1
	2,975,000	#	ARES CLO Funds, 3.162%, 02/26/16	2,593,861	0.1
	3,240,000	#	ARES CLO Ltd., 1.862%, 02/26/16	3,050,259	0.1
	6,786,418	#	Atrium CDO Corp., 0.767%, 06/27/15	6,656,119	0.3
	3,565,497	#	Atrium CDO Corp., 0.842%, 10/27/16	3,445,567	0.1
	1,183,102	#	Callidus Debt Partners Fund Ltd., 0.957%, 05/15/15	1,157,188	0.0
	1,899,006	#	Carlyle High Yield Partners, 0.823%, 08/11/16	1,845,375	0.1
	2,876,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	2,326,933	0.1

See Accompanying Notes to Financial Statements
78

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Other Asset-Backed Securities (continued)
3,360,000	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	$3,314,018	0.1
2,700,000	#	Dryden Leveraged Loan CDO 2002-II, 2.859%, 09/17/16	2,316,155	0.1
464,562	#	Dryden Leveraged Loan CDO 2002-II, 1.110%, 12/22/15	458,551	0.0
2,000,000	#	Dryden Leveraged Loan CDO 2002-II, 6.184%, 12/22/15	2,030,000	0.1
27,370,000		Fieldstone Mortgage Investment Corp., 0.454%-0.534%, 11/25/36	8,896,191	0.4
2,330,928	#	First CLO Ltd., 0.772%, 07/27/16	2,297,227	0.1
1,900,000	#	First CLO Ltd., 2.722%, 07/27/16	1,726,747	0.1
6,250,000	#	Foxe Basin CLO Ltd., 2.246%, 12/15/15	6,035,656	0.2
2,750,000	#	Galaxy CLO Ltd., 1.953%, 01/15/16	2,645,690	0.1
1,067,610	#	Granite Ventures Ltd., 0.663%, 12/15/17	1,043,936	0.0
6,992,653	#	GSC Partners CDO Fund Ltd., 0.859%, 11/20/16	6,887,323	0.3
4,452,447	#	Katonah Ltd., 0.883%, 09/20/16	4,375,548	0.2
374,387	#	Katonah Ltd., 1.120%, 02/20/15	371,079	0.0
31,090,000		Morgan Stanley ABS Capital I, 0.564%, 03/25/36	11,429,492	0.5
3,058,649	#	Navigator CDO Ltd., 2.501%, 01/14/17	2,541,731	0.1
2,000,000	#	One Wall Street CLO Ltd., 1.053%, 01/06/16	1,802,946	0.1
2,500,000	#	Pacifica CDO Ltd., 1.342%, 05/13/16	2,300,685	0.1
2,431,834	#	Stanfield Carrera CLO Ltd., 1.026%, 03/15/15	2,410,555	0.1
2,150,000	#	Veritas CLO Ltd., 1.847%, 09/05/16	1,908,699	0.1
4,653,046	#	Wind River CLO Ltd., 0.889%, 12/19/16	4,470,851	0.2
6,271,565		Other Securities	4,560,793	0.2
			97,316,105	4.0
		Total Asset-Backed Securities (Cost $153,169,970)	142,819,693	5.8

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: 28.8%
		Federal Home Loan Mortgage Corporation: 14.2%##
101,717,000	W	4.000%, due 10/15/40	$106,421,411	4.3
10,921,399		4.000%, due 10/01/41	11,476,276	0.5
8,986,698		4.000%, due 12/01/41	9,443,280	0.4
11,966,760		4.500%, due 08/01/41	12,688,655	0.5
8,398,727		4.500%, due 08/01/41	8,905,381	0.3
8,563,852		4.500%, due 10/01/41	9,080,467	0.4
16,798,381		5.500%, due 08/15/20	17,047,974	0.7
11,906,000		5.500%, due 06/15/37	13,185,679	0.5
6,583,368		6.000%, due 02/01/36	7,334,516	0.3
13,165,934		6.000%, due 10/15/37	15,603,778	0.6
158,803,337	^,W	3.378%-7.500%, due 08/15/16- 11/01/41	140,959,566	5.7
			352,146,983	14.2
		Federal National Mortgage Association: 11.9%##
34,623,000	W	3.500%, due 07/25/41	35,521,034	1.5
12,369,984		4.000%, due 09/01/41	13,013,922	0.5
10,160,000	W	4.500%, due 02/15/40	10,768,012	0.4
24,297,228		4.500%, due 09/01/41	25,883,650	1.1
18,051,837		5.000%, due 07/01/37	19,524,826	0.8
7,338,000	W	5.000%, due 02/01/39	7,912,430	0.3
8,579,701		6.000%, due 12/25/49	9,607,114	0.4
230,149,800	^,W	2.152%-27.426%, due 06/01/16- 01/25/48	171,108,905	6.9
			293,339,893	11.9
		Government National Mortgage Association: 2.7%
9,566,766		4.500%, due 08/20/41	10,457,371	0.4
195,024,013	^	2.125%-7.500%, due 04/20/28- 10/20/60	50,606,312	2.1
5,157,539		Other Securities	5,528,076	0.2
			66,591,759	2.7
		Total U.S. Government Agency Obligations (Cost $676,705,132)	712,078,635	28.8

See Accompanying Notes to Financial Statements
79

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: 10.1%
BRL	23,817,000		Brazil Notas do Tesouro Nacional Series B, 6.000%, 08/15/16	$28,173,216	1.1
BRL	75,276,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	37,619,698	1.5
	7,935,000		Colombia Government International Bond, 4.375%, 07/12/21	8,569,800	0.4
	10,565,000	#	Indonesia Government International Bond, 4.875%, 05/05/21	11,357,375	0.5
	3,794,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	3,727,605	0.2
MXN	174,480,000		Mex Bonos De Desarrollo, 10.000%, 11/20/36	15,523,552	0.6
	10,225,000		Philippine Government International Bond, 4.000%, 01/15/21	10,531,750	0.4
	929,000	#	Republic of Indonesia, 5.875%, 03/13/20	1,056,737	0.0
	11,208,205	#	Russia Government Bond, 7.500%, 03/31/30	13,043,549	0.5
ZAR	492,982,142		South Africa Government Bond, 7.250%, 01/15/20	58,805,184	2.4
	7,534,000		Turkey Government International Bond, 5.125%-7.500%, 11/07/19-03/25/22	7,933,768	0.3
	1,789,000	#	Ukraine Government International Bond, 6.250%, 06/17/16	1,578,792	0.1
	52,676,025		Other Securities (b)	51,351,868	2.1
			Total Foreign Government Bonds (Cost $256,377,067)	249,272,894	10.1
Shares				Value	Percentage of Net Assets
PREFERRED STOCK: 0.2%
			Financials: 0.2%
	203,400		Other Securities	$5,184,144	0.2
			Total Preferred Stock (Cost $5,284,800)	5,184,144	0.2

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.1%
		Options on Currencies: 0.1%
60,800,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.310, Exp. 02/07/12 Counterparty: Deutsche Bank AG	$1,318,570	0.1
		Total Purchased Options (Cost $984,914)	1,318,570	0.1
		Total Long-Term Investments (Cost $2,497,436,730)	2,525,528,311	102.2
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.8%
		Commercial Paper: 3.9%
25,000,000		Barton Capital, 1.000%, 01/03/12	$24,997,916	1.0
25,000,000		Concord Minutemen Capital Co., 0.350%, 01/05/12	24,998,785	1.0
22,500,000		CVS Caremark, 0.460%, 01/04/12	22,498,850	0.9
20,000,000		VW Credit, Inc., 0.400%, 01/23/12	19,994,889	0.8
2,900,000		VW Credit, Inc., 0.500%, 02/27/12	2,897,656	0.2
			95,388,096	3.9
		Securities Lending Collateralcc(1): 3.8%
22,600,349		Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $22,600,597, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $23,052,358, due 06/28/12- 11/01/41)	22,600,349	0.9

See Accompanying Notes to Financial Statements
80

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc(1) (continued)
22,600,349	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $22,600,597, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $23,052,356, due 04/01/20- 12/01/48)	$22,600,349	0.9
22,600,349	JPMorgan Chase & Co., Repurchase Agreement dated 12/30/11, 0.05%, due 01/03/12 (Repurchase Amount $22,600,473, collateralized by various U.S. Government Agency Obligations, 2.134%-5.939%, Market Value plus accrued interest $23,052,410, due 06/01/24- 03/01/41)	22,600,349	0.9
22,600,349	Morgan Stanley, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $22,600,547, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.375%, Market Value plus accrued interest $23,052,356, due 11/15/12- 10/01/44)	22,600,349	0.9

Principal Amount†	Value	Percentage of Net Assets

4,757,970	Royal Bank of Canada, Repurchase Agreement dated 12/30/11, 0.01%, due 01/03/12 (Repurchase Amount $4,757,975, collateralized by various U.S. Government Securities, 0.000%-4.250%, Market Value plus accrued interest $4,853,131, due 08/15/12- 11/15/40)	$4,757,970	0.2
		95,159,366	3.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
2,690,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $2,690,000)	$2,690,000	0.1
	Total Short-Term Investments (Cost $193,237,462)	193,237,462	7.8
	Total Investments in Securities (Cost $2,690,674,192)	$2,718,765,773	110.0
	Liabilities in Excess of Other Assets	(247,971,485)	(10.0)
	Net Assets	$2,470,794,288	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

W  Settlement is on a when-issued or delayed-delivery basis.

L  Loaned security, a portion or all of the security is on loan at December 31, 2011.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount

See Accompanying Notes to Financial Statements
81

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  The grouping contains securities in default.

(b)  This grouping contains loaned securities.

BRL  Brazilian Real

EUR  EU Euro

MXN  Mexican Peso

ZAR  South African Rand

Cost for federal income tax purposes is $2,691,563,634.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$85,136,680
Gross Unrealized Depreciation	(57,934,541)
Net Unrealized Appreciation	$27,202,139

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Preferred Stock	$5,184,144	$—	$—	$5,184,144
Purchased Options	—	1,318,570	—	1,318,570
Corporate Bonds/Notes	—	804,604,021	—	804,604,021
Collateralized Mortgage Obligations	—	264,032,483	—	264,032,483
Short-Term Investments	2,690,000	190,547,462	—	193,237,462
U.S. Treasury Obligations	—	346,217,871	—	346,217,871
Foreign Government Bonds	—	249,272,894	—	249,272,894
Asset-Backed Securities	—	131,723,019	11,096,674	142,819,693
U.S. Government Agency Obligations	—	712,078,635	—	712,078,635
Total Investments, at value	$7,874,144	$2,699,794,955	$11,096,674	$2,718,765,773
Other Financial Instruments+
Swaps	—	1,976,752	—	1,976,752
Futures	6,076,627	—	—	6,076,627
Forward Foreign Currency Contracts	—	2,360,391	—	2,360,391
Total Assets	$13,950,771	$2,704,132,098	$11,096,674	$2,729,179,543
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(11,013,990)	$—	$(11,013,990)
Written Options	—	(100,300)	—	(100,300)
Futures	(8,658,719)	—	—	(8,658,719)
Forward Foreign Currency Contracts	—	(2,448,666)	—	(2,448,666)
Total Liabilities	$(8,658,719)	$(13,562,956)	$—	$(22,221,675)

See Accompanying Notes to Financial Statements
82

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$—	$(102,608)	$(77,804)	$102,608	$77,804	$—	$—	$—
U.S. Government Agency Obligations	6,952,056	—	—	—	—	—	—	(6,952,056)	—
Asset-Backed Securities	19,555,400	22,666,821	(11,764,578)	47,692	157,936	(11,197)	—	(19,555,400)	11,096,674
Short-Term Investments	7,366,047	—	(7,366,047)	—	(1,841,512)	1,841,512	—	—	—
Total Investments, at value	$33,873,503	$22,666,821	$(19,233,233)	$(30,112)	$(1,580,968)	$1,908,119	$—	$(26,507,456)	$11,096,674

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(11,197).

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING Intermediate Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
HSBC	Brazilian Real	110,421,544	Sell	01/13/12	$60,077,010	$59,001,445	$1,075,565
HSBC	Brazilian Real	21,720,724	Sell	01/13/12	11,843,361	11,606,015	237,346
HSBC	South African Rand	478,874,148	Sell	01/27/12	56,721,842	59,035,474	(2,313,632)
JPMorgan Chase & Co.	Mexican Peso	228,948,084	Sell	01/27/12	16,231,387	16,366,421	(135,034)
Morgan Stanley	EU Euro	28,209,877	Sell	01/27/12	37,564,836	36,517,356	1,047,480
							$(88,275)

ING Intermediate Bond Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 5-Year Note	8,339	03/30/12	$1,027,846,878	$3,773,370
U.S. Treasury Ultra Long Bond	1,469	03/21/12	235,315,438	2,303,257
			$1,263,162,316	$6,076,627
Short Contracts
U.S. Treasury 10-Year Note	6,720	03/21/12	$881,160,000	$(8,128,952)
U.S. Treasury 2-Year Note	620	03/30/12	136,739,066	(30,615)
U.S. Treasury Long Bond	586	03/21/12	84,860,125	(499,152)
			$1,102,759,191	$(8,658,719)

See Accompanying Notes to Financial Statements
83

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

ING Intermediate Bond Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2011:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	3,460,000	$198,364	$386,189	$(187,825)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	1,710,000	98,034	198,866	(100,832)
JPMorgan Chase & Co.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	13,751,000	788,352	835,257	(46,905)
							$1,084,750	$1,420,312	$(335,562)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/11 (%)(5)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	17.735	USD	3,460,000	$(588,854)	$(488,415)	$(100,439)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	17.735	USD	1,710,000	(291,023)	(221,274)	(69,749)
Goldman Sachs & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	17.735	USD	3,435,000	(584,599)	(438,863)	(145,736)
JPMorgan Chase & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	17.735	USD	6,874,000	(1,169,880)	(440,734)	(729,146)
								$(2,634,356)	$(1,589,286)	$(1,045,070)

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(5)  Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes to Financial Statements
84

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

ING Intermediate Bond Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2011:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.478% Counterparty: Citigroup, Inc.	05/11/20	USD	64,520,000	$(8,317,874)	$—	$(8,317,874)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.715% Counterparty: Morgan Stanley	09/27/14	USD	292,700,000	689,621	—	689,621
Receive a fixed rate equal to 1.510% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Morgan Stanley	09/27/17	USD	256,600,000	202,381	—	202,381
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.235% Counterparty: Morgan Stanley	09/27/22	USD	73,300,000	(61,760)	—	(61,760)
				$(7,487,632)	$—	$(7,487,632)

ING Intermediate Bond Portfolio Written OTC Options on December 31, 2011

# of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options On Currencies
60,800,000	Deutsche Bank AG	USD Put vs. EUR Call Currency Option	1.370	USD	02/07/12	$767,322	$(100,300)
					Total Written OTC Options	$767,322	$(100,300)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$1,318,570
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,360,391
Credit contracts	Upfront payments paid on swap agreements	1,420,312
Interest rate contracts	Unrealized appreciation on swap agreements	892,002
Interest rate contracts	Net Assets — Unrealized appreciation**	6,076,627
Total Asset Derivatives		$12,067,902
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,448,666
Credit contracts	Upfront payments received on swap agreements	1,589,286
Credit contracts	Unrealized depreciation on swap agreements	1,380,632
Interest rate contracts	Unrealized depreciation on swap agreements	8,379,634
Interest rate contracts	Net Assets — Unrealized depreciation**	8,658,719
Foreign exchange contracts	Written options, at fair value	100,300
Total Liability Derivatives		$22,557,237

*  Includes purchased options.

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.
The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2011 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(5,666,405)	$—	$(5,666,405)
Foreign exchange contracts	(927,287)	2,946,671	—	—	539,619	2,559,003
Interest rate contracts	1,230,526	—	(9,633,261)	(1,314,309)	828,636	(8,888,408)
Total	$303,239	$2,946,671	$(9,633,261)	$(6,980,714)	$1,368,255	$(11,995,810)

See Accompanying Notes to Financial Statements
85

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$2,760,960	$—	$2,760,960
Foreign exchange contracts	333,656	6,303,835	—	—	667,022	7,304,513
Interest rate contracts	—	—	(2,153,351)	(6,363,528)	—	(8,516,879)
Total	$333,656	$6,303,835	$(2,153,351)	$(3,602,568)	$667,022	$1,548,594

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements
86

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2011

Principal Amount†		Value	Percentage of Net Assets
ASSET BACKED COMMERCIAL PAPER: 32.0%
31,250,000	CAFCO LLC, 0.320%, due 01/05/12	$31,248,889	2.7
12,500,000	CAFCO LLC, 0.350%, due 01/23/12	12,497,351	1.1
4,900,000	Ciesco LLC, 0.100%, due 01/23/12	4,899,701	0.4
12,500,000	Ciesco LLC, 0.350%, due 01/26/12	12,496,962	1.1
18,000,000	Ciesco LLC, 0.350%, due 01/06/12	17,999,169	1.5
13,600,000	Ciesco LLC, 0.400%, due 02/27/12	13,591,387	1.2
26,000,000	Concord Minutemen Capital Co., 0.390%, due 02/13/12	25,981,337	2.2
17,750,000	Concord Minutemen Capital Co., 0.400%, due 01/05/12	17,749,234	1.5
5,250,000	Concord Minutemen Capital Co., 0.793%, due 06/01/12	5,232,488	0.4
22,500,000	Crown Point Capital Co., 0.390%, due 02/13/12	22,483,875	1.9
22,500,000	Crown Point Capital Co., 0.400%, due 01/05/12	22,499,061	1.9
4,000,000	Crown Point Capital Co., 0.793%, due 06/22/12	3,984,814	0.3
14,650,000	Jupiter Securitization Company LLC, 0.218%,due 01/05/12	14,649,646	1.2
18,300,000	Jupiter Securitization Company LLC, 0.220%,due 01/18/12	18,298,099	1.6
8,500,000	Jupiter Securitization Company LLC, 0.220%,due 01/20/12	8,499,013	0.7
3,000,000	Jupiter Securitization Company LLC, 0.220%,due 02/27/12	2,998,955	0.3
10,000,000	Old Line Funding LLC, 0.210%,due 01/04/12	9,999,825	0.8
9,000,000	Old Line Funding LLC, 0.240%,due 01/03/12	8,999,880	0.8
26,500,000	Old Line Funding LLC, 0.300%,due 05/18/12	26,469,525	2.2
700,000	Thunder Bay Funding LLC, 0.080%, due 01/09/12	699,988	0.1
2,500,000	Thunder Bay Funding LLC, 0.120%, due 02/06/12	2,499,700	0.2
1,000,000	Thunder Bay Funding LLC, 0.160%, due 01/17/12	999,929	0.1
3,250,000	Thunder Bay Funding LLC, 0.210%, due 01/11/12	3,249,810	0.3

Principal Amount†		Value	Percentage of Net Assets
25,750,000	Thunder Bay Funding LLC, 0.212%, due 01/03/12	$25,749,692	2.2
1,500,000	Thunder Bay Funding LLC, 0.220%, due 01/04/12	1,499,972	0.1
13,000,000	Thunder Bay Funding LLC, 0.401%, due 04/02/12	12,986,711	1.1
10,500,000	Variable Funding Capital, 0.200%, due 01/04/12	10,499,825	0.9
17,500,000	Variable Funding Capital, 0.203%, due 01/03/12	17,499,803	1.5
16,500,000	Variable Funding Capital, 0.220%, due 02/03/12	16,496,672	1.4
4,000,000	Variable Funding Capital, 0.220%, due 02/10/12	3,999,022	0.3
	Total Asset Backed Commercial Paper (Cost $376,760,335)	376,760,335	32.0
CERTIFICATE OF DEPOSIT: 1.9%
10,250,000	Credit Suisse New York, 0.385%, due 01/08/12	10,250,000	0.9
9,000,000	Deutsche Bank NY, 0.729%,due 02/21/12	9,000,000	0.8
3,000,000	Toronto Dominion Bank NY, 0.150%, due 01/03/12	3,000,000	0.2
	Total Certificate of Deposit (Cost $22,250,000)	22,250,000	1.9
FINANCIAL COMPANY COMMERCIAL PAPER: 20.5%
10,250,000	American Honda Finance, 0.180%, due 01/18/12	10,249,129	0.9
8,500,000	American Honda Finance, 0.200%, due 01/04/12	8,499,858	0.7
12,500,000	ANZ National Int'l Ltd., 0.500%, due 07/13/12	12,466,319	1.1
11,950,000	ASB Finance Ltd. London, 0.370%, due 01/20/12	11,947,797	1.0
4,250,000	Australia and New Zealand Banking Group, 0.100%,due 01/05/12	4,249,883	0.4
16,750,000	Australia and New Zealand Banking Group, 0.541%,due 06/29/12	16,704,775	1.4

See Accompanying Notes to Financial Statements
87

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
FINANCIAL COMPANY COMMERCIAL PAPER (continued)
8,000,000		Australia and New Zealand Banking Group, 0.572%,due 07/17/12	$7,974,920	0.7
20,500,000		Barclays US Funding LLC, 0.070%, due 01/04/12	20,499,880	1.7
7,250,000		Commonwealth Bank of Australia, 0.280%,due 01/04/12	7,249,858	0.6
11,750,000	#	Commonwealth Bank of Australia, 0.313%,due 05/18/12	11,745,086	1.0
10,250,000		Deutsche Bank Financial LLC, 0.250%,due 01/04/12	10,249,787	0.9
16,250,000		General Electric Capital Corp., 0.170%,due 01/03/12	16,249,847	1.4
20,250,000		HSBC USA, Inc., 0.150%,due 01/03/12	20,249,831	1.7
31,750,000		Standard Chartered Bank, 0.351%, due 01/03/12	31,749,395	2.7
38,250,000		Toronto Dominion Holdings USA, 0.098%,due 01/03/12	38,249,790	3.2
10,500,000		Westpac Securities NZ Ltd., 0.100%, due 01/17/12	10,499,485	0.9
600,000		Westpac Securities NZ Ltd., 0.370%, due 03/05/12	599,605	0.0
2,000,000		Westpac Securities NZ Ltd., 0.380%, due 03/16/12	1,998,417	0.2
		Total Financial Company Commercial Paper (Cost $241,433,662)	241,433,662	20.5
GOVERNMENT AGENCY DEBT: 5.1%
13,000,000		Fannie Mae Discount Notes, 0.010%, due 02/13/12	12,999,845	1.1
1,500,000		Fannie Mae Discount Notes, 0.025%, due 02/08/12	1,499,960	0.1
349,000		Fannie Mae Discount Notes, 0.150%, due 01/18/12	348,997	0.0
8,150,000		Farmer Mac Discount Note, 0.020%, due 01/05/12	8,149,982	0.7
10,000,000		Farmer Mac Discount Note, 0.030%, due 01/04/12	9,999,975	0.8

Principal Amount†		Value	Percentage of Net Assets
2,475,000	Federal Home Loan Bank Discount Notes, 0.030%, due 03/07/12	$2,474,864	0.2
1,600,000	Federal Home Loan Bank Discount Notes, 0.050%, due 02/08/12	1,599,992	0.1
1,500,000	Federal Home Loan Bank Discount Notes, 0.100%, due 02/01/12	1,499,987	0.1
1,000,000	Freddie Mac Discount Notes, 0.100%, due 02/08/12	999,989	0.1
1,900,000	Freddie Mac Discount Notes, 0.100%, due 02/14/12	1,899,977	0.2
10,200,000	Freddie Mac Discount Notes, 0.150%, due 02/17/12	10,199,800	0.9
135,000	Freddie Mac Discount Notes, 0.200%, due 01/27/12	134,998	0.0
7,750,000	Freddie Mac Discount Notes, 0.300%, due 01/23/12	7,749,986	0.7
1,000,000	Freddie Mac Discount Notes, 0.500%, due 01/09/12	999,999	0.1
	Total Government Agency Debt (Cost $60,558,351)	60,558,351	5.1
GOVERNMENT AGENCY REPURCHASE AGREEMENT: 4.0%
26,514,000	Deutsche Bank AG Repurchase Agreement dated 12/30/11, 0.050%, due 01/03/12, $26,514,147 to be received upon repurchase (Collateralized by $27,024,000, FNMA, 1.000%, Market Value plus accrued interest $27,044,989 due 11/14/13), 0.050%,due 01/03/12	26,514,000	2.3

See Accompanying Notes to Financial Statements
88

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
GOVERNMENT AGENCY REPURCHASE AGREEMENT (continued)
20,000,000		Morgan Stanley Repurchase Agreement dated 12/30/11, 0.050%, due 01/03/12, $20,000,111 to be received upon repurchase (Collateralized by $16,833,000, FNMA, 2.375%-6.210%, Market Value plus accrued interest $20,400,921 due 07/28/15- 08/06/38), 0.050%, due 01/03/12	$20,000,000	1.7
		Total Government Agency Repurchase Agreement (Cost $46,514,000)	46,514,000	4.0
OTHER COMMERCIAL PAPER: 4.9%
16,500,000		BHP Billiton Finance USA Ltd., 0.160%, due 01/03/12	16,499,854	1.4
11,750,000		Pepsico, Inc., 0.030%, due 01/26/12	11,749,755	1.0
29,500,000		Pepsico, Inc., 0.070%, due 01/04/12	29,499,828	2.5
		Total Other Commercial Paper (Cost $57,749,437)	57,749,437	4.9
OTHER INSTRUMENT: 4.5%
53,000,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.096%,due 01/03/12	53,000,000	4.5
		Total Other Instrument (Cost $53,000,000)	53,000,000	4.5
OTHER NOTE: 16.3%
13,250,000	#	American Honda Finance, 0.410%, due 01/11/12	13,251,144	1.1
8,250,000	#	American Honda Finance, 0.729%, due 02/20/12	8,250,000	0.7
20,250,000		Bank of America, 0.270%,due 01/05/12	20,250,090	1.7
4,500,000		BB&T Corp., 0.040%, due 07/27/12	4,578,701	0.4
12,490,000		General Electric Capital Corp., 0.040%,due 08/13/12	12,707,530	1.1
7,250,000		General Electric Capital Corp., 5.000%,due 10/19/12	7,500,592	0.7

Principal Amount†			Value	Percentage of Net Assets
12,000,000		JPMorgan Chase & Co., 5.000%,due 01/15/12	$12,018,958	1.0
141,000		JPMorgan Chase Bank, 0.230%,due 04/26/12	140,895	0.0
18,000,000	#	Rabobank Nederland, 0.601%,due 02/16/12	18,009,208	1.5
5,450,000		Rabobank Nederland, 5.000%,due 01/25/12	5,466,039	0.5
7,000,000		Royal Bank of Canada NY, 0.941%, due 03/30/12	7,014,963	0.6
15,250,000	#	Royal Bank of Canada, 0.631%,due 03/30/12	15,250,000	1.3
14,000,000	#	Svenska Handelsbanken AB, 0.611%,due 03/08/12	14,000,000	1.2
2,284,000		Total Capital SA, 5.000%,due 05/22/12	2,323,799	0.2
20,000,000		Toyota Motor Credit Corp., 0.809%, due 04/11/12	20,000,000	1.7
1,250,000		Wachovia Corp., 0.383%,due 10/23/11	1,249,730	0.1
10,500,000		Wal-Mart Stores, Inc., 0.420%,due 06/01/12	10,715,366	0.9
18,500,000		Westpac Banking Corp, 0.031%, due 03/27/12	18,500,000	1.6
		Total Other Note (Cost $191,227,015)	191,227,015	16.3
TREASURY DEBT: 11.0%
40,250,000		Treasury Bill, 0.033%, due 06/21/12	40,243,750	3.4
13,000,000		Treasury Bill, 0.043%, due 06/14/12	12,997,411	1.1
41,250,000		Treasury Bill, 0.048%, due 06/07/12	41,241,424	3.5
35,000,000		Treasury Bill, 0.055%, due 06/28/12	34,990,428	3.0
		Total Treasury Debt (Cost $129,473,013)	129,473,013	11.0
		Total Investments in Securities (Cost $1,178,965,813)*	$1,178,965,813	100.2
		Liabilities in Excess of Other Assets	(2,494,847)	(0.2)
		Net Assets	$1,176,470,966	100.0

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

  Cost for federal income tax purposes is the same as for financial statement purposes.

  Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	—
Net Unrealized Depreciation	$—

See Accompanying Notes to Financial Statements
89

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Certificate of Deposit	$—	$22,250,000	$—	$22,250,000
Government Agency Repurchase Agreement	—	46,514,000	—	46,514,000
Government Agency Debt	—	60,558,351	—	60,558,351
Treasury Debt	—	129,473,013	—	129,473,013
Asset Backed Commercial Paper	—	376,760,335	—	376,760,335
Other Note	—	191,227,015	—	191,227,015
Financial Company Commercial Paper	—	241,433,662	—	241,433,662
Other Instrument	53,000,000	—	—	53,000,000
Other Commercial Paper	—	57,749,437	—	57,749,437
Total Investments, at value	$53,000,000	$1,125,965,813	$—	$1,178,965,813

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Short-Term Investments	$597,605	$—	$(597,605)	$—	$(149,401)	$149,401	$—	$—	$—
Total Investments, at value	$597,605	$—	$(597,605)	$—	$(149,401)	$149,401	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements
90

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO   AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Consumer Discretionary: 14.1%
187,100	@	Ascena Retail Group, Inc.	$5,560,612	0.9
137,657	@	Life Time Fitness, Inc.	6,435,465	1.1
138,900		Wolverine World Wide, Inc.	4,950,396	0.8
4,810,636		Other Securities	67,503,577	11.3
			84,450,050	14.1
		Consumer Staples: 1.3%
279,551		Other Securities	7,674,189	1.3
		Energy: 5.9%
155,400	@	Bill Barrett Corp.	5,294,478	0.9
214,415	@	Carrizo Oil & Gas, Inc.	5,649,835	0.9
88,200	@	Dril-Quip, Inc.	5,805,324	1.0
112,300	@	Unit Corp.	5,210,720	0.9
875,283		Other Securities (a)	13,060,212	2.2
			35,020,569	5.9
		Financials: 19.6%
47,600	@	Affiliated Managers Group, Inc.	4,567,220	0.7
112,200		American Campus Communities, Inc.	4,707,912	0.8
449,182		CubeSmart	4,779,296	0.8
105,847		Delphi Financial Group	4,689,022	0.8
102,559		IBERIABANK Corp.	5,056,159	0.8
264,258		LaSalle Hotel Properties	6,397,686	1.1
244,550		Primerica, Inc.	5,683,342	0.9
78,033	@	Signature Bank	4,681,200	0.8
255,600		Starwood Property Trust, Inc.	4,731,156	0.8
698,700		Susquehanna Bancshares, Inc.	5,855,106	1.0
108,500	@	SVB Financial Group	5,174,365	0.9
3,345,988		Other Securities (a)	61,035,842	10.2
			117,358,306	19.6
		Health Care: 11.6%
124,600	@	Centene Corp.	4,932,914	0.8
81,400	@	Haemonetics Corp.	4,983,308	0.8
354,606	@	Healthsouth Corp.	6,265,888	1.1
67,100	@	Mednax, Inc.	4,831,871	0.8
195,300	@	PSS World Medical, Inc.	4,724,307	0.8
140,700	@	Thoratec Corp.	4,721,892	0.8
1,876,903		Other Securities (a)	38,889,229	6.5
			69,349,409	11.6
		Industrials: 18.3%
234,985		Actuant Corp.	5,331,810	0.9
134,200		Acuity Brands, Inc.	7,112,600	1.2

Shares			Value	Percentage of Net Assets
148,344	@	Atlas Air Worldwide Holdings, Inc.	$5,700,860	0.9
226,500		Barnes Group, Inc.	5,460,915	0.9
174,900		Brady Corp.	5,521,593	0.9
89,578	@	Clean Harbors, Inc.	5,708,806	1.0
376,400		Heartland Express, Inc.	5,378,756	0.9
173,796	@	HUB Group, Inc.	5,636,204	0.9
97,200		Regal-Beloit Corp.	4,954,284	0.8
105,600	@	Teledyne Technologies, Inc.	5,792,160	1.0
95,700		Toro Co.	5,805,162	1.0
70,100		Watsco, Inc.	4,602,766	0.8
176,539		Watts Water Technologies, Inc.	6,039,399	1.0
123,000		Woodward Governor Co.	5,034,390	0.8
1,759,698		Other Securities	31,527,328	5.3
			109,607,033	18.3
		Information Technology: 16.5%
186,700		Adtran, Inc.	5,630,872	0.9
89,409	@	Ansys, Inc.	5,121,347	0.9
93,500	@	Concur Technologies, Inc.	4,748,865	0.8
169,022		MKS Instruments, Inc.	4,702,192	0.8
283,400	@	Parametric Technology Corp.	5,174,884	0.9
3,695,573		Other Securities (a)	73,224,403	12.2
			98,602,563	16.5
		Materials: 5.6%
159,100		Buckeye Technologies, Inc.	5,320,304	0.9
241,200		HB Fuller Co.	5,574,132	0.9
88,032		Minerals Technologies, Inc.	4,976,449	0.8
705,100	@	Thompson Creek Metals Co., Inc.	4,907,496	0.8
305,218		Worthington Industries	4,999,471	0.8
577,522		Other Securities	8,026,837	1.4
			33,804,689	5.6
		Telecommunications: 1.3%
488,749		Other Securities	7,537,815	1.3
		Utilities: 3.4%
175,200		Cleco Corp.	6,675,120	1.1
144,197		El Paso Electric Co.	4,994,984	0.9
261,522		Other Securities	8,432,036	1.4
			20,102,140	3.4
		Total Common Stock (Cost $543,830,494)	583,506,763	97.6

See Accompanying Notes to Financial Statements
91

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.7%
59,565	Other Securities	$4,389,345	0.7
	Total Exchange-Traded Funds (Cost $4,036,363)	4,389,345	0.7
	Total Long-Term Investments (Cost $547,866,857)	587,896,108	98.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.3%
	Securities Lending Collateralcc(1): 1.8%
2,628,658	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $2,628,693, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $2,681,231, due 06/01/17-09/01/44)	$2,628,658	0.4
2,628,658	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $2,628,681, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $2,681,231, due 01/19/12-12/20/41)	2,628,658	0.4
2,628,658	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $2,628,687, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,681,231, due 06/28/12-11/01/41)	2,628,658	0.4

Principal Amount†		Value	Percentage of Net Assets
2,628,658	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $2,628,687, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $2,681,231, due 04/01/20-12/01/48)	$2,628,658	0.5
553,401	Mizuho Securities USA Inc., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $553,407, collateralized by various U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $564,469, due 08/01/13-10/01/47)	553,401	0.1
		11,068,033	1.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.5%
8,753,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $8,753,000)	$8,753,000	1.5
	Total Short-Term Investments (Cost $19,821,033)	19,821,033	3.3
	Total Investments in Securities (Cost $567,687,890)	$607,717,141	101.6
	Liabilities in Excess of Other Assets	(9,609,754)	(1.6)
	Net Assets	$598,107,387	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or inaggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

See Accompanying Notes to Financial Statements
92

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains loaned securities.

  Cost for federal income tax purposes is $580,135,586.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$77,675,155
Gross Unrealized Depreciation	(50,093,600)
Net Unrealized Appreciation	$27,581,555

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock*	$583,506,763	$—	$—	$583,506,763
Exchange-Traded Funds	4,389,345	—	—	4,389,345
Short-Term Investments	8,753,000	11,068,033	—	19,821,033
Total Investments, at value	$596,649,108	$11,068,033	$—	$607,717,141

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Short-Term Investments	$1,691,816	$—	$(1,691,816)	$—	$(422,954)	$422,954	$—	$—	$—
Total Investments, at value	$1,691,816	$—	$(1,691,816)	$—	$(422,954)	$422,954	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements
93

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2011 were as follows:

Portfolio Name	Type	Per Share Amount
ING Balanced Portfolio
Class I	NII	$0.3106
Class S	NII	$0.2801
ING Growth and Income Portfolio
Class ADV	NII	$0.1915
Class I	NII	$0.2882
Class S	NII	$0.2573
Class S2	NII	$0.1611
ING Intermediate Bond Portfolio
Class ADV	NII	$0.5459
Class I	NII	$0.5783
Class S	NII	$0.5458
Class S2	NII	$0.5708

Portfolio Name	Type	Per Share Amount
ING Money Market Portfolio
Class I	NII	$0.0000	*
Class S	NII	$—
All Classes	STCG	$0.0000	*
All Classes	ROC	$0.0001
ING Small Company Portfolio
Class ADV	NII	$0.0587
Class I	NII	$0.0706
Class S	NII	$0.0389
Class S2	NII	$0.0628

NII — Net investment income
STCG — Short-term capital gain
ROC — Return of capital
*  Rounds to $0.0000 per share

Of the ordinary distributions made during the year ended December 31, 2011, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Balanced Portfolio	33.10%
ING Growth and Income Portfolio	100.00%
ING Intermediate Bond Portfolio	0.34%
ING Small Company Portfolio	100.00%

For the year ended December 31, 2011, 100% of ordinary income dividends paid by ING Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

94

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director/Trustee who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee ("Non-Interested Director/Trustee"). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director/Trustee(2)	Other Board Positions Held by Director/Trustee During the Past Five Years
Independent Directors/Trustees:

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:70	Chairman/ Director/ Trustee	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present) and various positions with Academy of Economics and Finance (2003 - 2012). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 - 2002); Chief Economist, Marine Midland Bank (1987 - 1990); various positions, Marine Midland Bank (1978 -1990); and Economist, Federal Reserve Bank of New York (1969 - 1978).
Ph.D. in Economics
Director of Academy of Economics and Finance (February 2001 -February 2003).
			Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.	37	None.

Martin J. Gavin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director/ Trustee	January 2009 - June 2010 July 2011 - Present	President and Chief Executive Officer, Connecticut Children's Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children's Medical Center (January 2006 - May 2006); various positions for the Phoenix Companies, Inc. (1984 - 2000); Assistant Vice President, CNA Insurance Company, Inc. (1980 - 1984); and various positions at CIGNA Corporation (1973 - 1980).	37	None.

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DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director/Trustee(2)	Other Board Positions Held by Director/Trustee During the Past Five Years
Russell Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director/ Trustee	December 2007 - Present	Retired. Director, Hill — Stead Museum (non-profit) (2008 - Present). Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008); President, Hartford Area Business Economists (1986 - 1987); and Corporate Loan Officer and Credit Analyst, Hartford National Bank (July 1966 - April 1973). Certified AARP Tax Counselor (2011)	37	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995 - 2005).

Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 76	Director/ Trustee	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 - 2000) and Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986 - 1993).	37	None.

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director/ Trustee	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present). Formerly, Senior Manager, Arthur Anderson LLP (1995 - 1999); Senior Manager, Coopers & Lybrand, LLP (1993 - 1995); Manager, Price Waterhouse (1988 - 1993); Second Vice President, Smith Barney (1985 - 1988); and Consultant, Arthur Anderson & Co. (1984 - 1985).	37	None.

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DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director/Trustee(2)	Other Board Positions Held by Director/Trustee During the Past Five Years
Director/Trustee who is an "Interested Person"

Shaun Mathews(3) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director/ Trustee	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	177	ING Capital Corporation, LLC and ING Investments Distributor, LLC (December 2005 - Present); ING Funds Services, LLC, ING Investments, LLC and ING Investment Management, LLC (March 2006 - Present); and ING Investment Trust Co. (April 2009 - Present).

(1)  The information reported includes the principle occupation during the last five years for each Director/Trustee and other information relating to the professional experiences, attributes and skills relevant to each Director's/Trustee's qualifications to serve as a Director/Trustee.

(2)  Except for Mr. Mathews and for the purposes of this table "ING Fund Complex" means the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. Therefore, for the purposes of this table with reference to Mr. Mathews, "Fund Complex" includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2012.

(3)  "Interested Person," by virtue of this Director's/Trustee's current or prior affiliation with any of the Portfolios, ING or any of ING's affiliates.

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DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President	April 2002 - Present	Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - Present). Formerly, Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012 - Present	Chief Compliance Officer, ING Funds (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 - Present).

Gregory K. Wilson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011 - Present	Vice President — Fund Compliance, ING Funds Services, LLC (October 2009 - Present). Formerly, Finance Director, ING Funds Services, LLC (September 2006 - October 2009).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

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DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2003 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010)

William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006 - Present	Vice President, ING Investment Management — ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	June 2008 - Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Assistant Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	June 2008 - Present	Vice President and Counsel, ING Investment Management — ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)  The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the "Board") of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund (the "Independent Trustees"). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a "Fund" or a "Portfolio" and, collectively, the "Funds" or the "Portfolios") has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the "Advisory Agreement") with ING Investments, LLC (the "Adviser") and the sub-advisory agreement for each Fund (collectively, the "Sub-Advisory Agreements") with the sub-adviser of each Fund (the "Sub-Advisers"). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the "Agreements"), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2012, followed by specific considerations with respect to each Fund covered by this report (each, a "Covered Fund").

Overview of the Review Process

At a meeting of the Board held on December 15, 2011, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (i) comparative performance data for each Fund for various time periods; (ii) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (iii) comparative data regarding the total expenses of each Fund; (iv) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (v) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (vi) financial statements of the Adviser and each Sub-Adviser (or their parent company); (vii) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (viii) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (ix) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (x) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Funds' brokerage and the use of Commission Sharing Arrangements; (xi) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (xii) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser's mutual fund platform; (xiii) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (xiv) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser's programs for monitoring and enforcing compliance with the Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; (xv) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (xvi) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees ("Independent Counsel") on behalf of the

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Independent Trustees. With respect to each Sub-Advisory Agreement, the Board also considered the Adviser's recommendation that the Agreement be renewed and the basis provided by the Adviser for such recommendation.

The type and format of the information provided to the Board has been codified in the ING Funds' 15(c) Methodology Guide (the "Guide"), which sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. As part of its ongoing process, the Contracts Committee annually reviews the Guide, and recommends or considers recommendations from the Adviser for revisions to the Guide. In addition, in recent years the Contracts Committee has employed the services of an independent consultant (the "Independent Consultant") to assist in its review and analysis of, among other matters, the Guide.

The Contracts Committee began the formal review process in August 2011 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the "Peer Group Methodology"). Prior to the August meeting, the Contracts Committee engaged the Independent Consultant to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant's findings were reported to the Contracts Committee at the August meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 18-19, 2011 and December 13-14, 2011, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2012, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also noted the Adviser has implemented a "manager-of-managers" structure for the Funds under which the investment portfolio of each Fund is managed by a Sub-Adviser, and considered the responsibilities that the Adviser has under the "manager-of-managers" structure, including with respect to the selection and ongoing monitoring of the Sub-Advisers.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds' policies and procedures for voting proxies, valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds

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that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have maintained reasonable brokerage costs on behalf of the Funds and have not increased the quantity of research acquired through the use of soft dollars from the Funds' brokerage. In this regard, the Independent Trustees noted that the Adviser and its affiliated companies have established Commission Sharing Arrangements as an alternative means of maintaining access to desired research consistent with achieving best execution. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board considered information provided by management with respect to ING Groep's plans for divestiture of its insurance business, including its investment management business (the "Insurance Divestiture"). The Board considered the potential impact of the Insurance Divestiture on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of the Insurance Divestiture.

The Board also considered the Adviser's responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years, including during periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser's efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility; (iii) negotiating and maintaining credit support from the Funds' securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board's approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to actions previously taken and proposed to be taken to improve performance of certain Covered Funds as indicated in the Fund-by-Fund analysis below.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are appropriate and consistent with the terms of the respective Advisory and Sub-Advisory Agreements.

Fund Performance

The Board reviewed each Fund's investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), and (ii) a group of similarly managed mutual funds identified by Morningstar, Inc. and/or, Lipper, Inc. The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2011 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2011. For Funds with a minimum of a three-year performance record, the Board also reviewed the three-year performance against similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a "Selected Peer Group").

Summaries of selected portions of the performance information reviewed by the Board, together with the Board's conclusions regarding the performance of each Fund, are set forth below under "Fund-by-Fund Analysis."

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm's-length basis. As part of its review, the Board considered each Fund's management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In this regard, the Board considered the Adviser's undertaking not to terminate or amend any such fee waiver or expense limitation agreement prior to December 31, 2012 without the prior approval of the Board. Additionally, the Board considered undertakings by the Adviser to work with the Board to implement breakpoints for certain Funds to ensure that each of these Funds will share in the benefits of economies of scale as assets in the Fund grow.

The Board considered information regarding the nature of services and fee rates offered by the Adviser and each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of such services to those services provided to the Funds. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser or the applicable Sub-Adviser for these differences. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider such information to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm's-length basis. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Covered Fund that the management fee charged to the Covered Fund for advisory, sub-advisory and related services is fair and reasonable. Summaries of selected portions of the fee and expense information reviewed with respect to each Covered Fund are set forth below under "Fund-by-Fund Analysis."

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm's-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all "retail" Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2010 and December 31, 2009 and the nine-month period ended September 30, 2011. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board recognized that measuring profitability is not an exact science, that there is no uniform methodology for determining profitability for this purpose and that different methodologies can produce dramatically different profit and loss results. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of "soft dollar" benefits from the Funds'

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brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund's Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund grow. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund grow, the Fund's management fee will decrease as a percentage of the Fund's total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of certain of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. Additionally, the Board noted that the total assets under management of many of the Funds have increased during the past year, and considered undertakings by the Adviser to work with the Board to implement breakpoints for certain of these Funds, to ensure that each of these Funds will share in the benefits of economies of scale as assets in the Fund grow. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Covered Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2012, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Covered Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Fund is for periods ended September 30, 2011 and the management fees and expense data described below are as of June 30, 2011.

ING Balanced Portfolio

In evaluating the investment performance of ING Balanced Portfolio, the Board noted that: (1) the Portfolio underperformed its Morningstar category median for each period presented; (2) the Portfolio underperformed its benchmark index for each period presented; and (3) that the Portfolio is ranked in its Morningstar category in the fourth quintile for the most recent calendar quarter, year-to-date and five-year periods, and in the fifth quintile for the one-year and three-year period. The Board considered that in 2010 the Sub-Adviser implemented material changes to the investment strategies used to manage the equity component of the Portfolio, shifting from a quantitative based model to a fundamental research method for selecting stocks in the equity component of the Portfolio and increasing the Portfolio's exposure to international equities. The Board also considered recent changes in 2009 and 2010 to the Sub-Adviser's portfolio management teams. The Board concluded that appropriate actions are being taken to improve performance and that additional time is required to evaluate the effectiveness of such actions.

In assessing the reasonableness of the management fee of ING Balanced Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING BlackRock Science and Technology Opportunities Portfolio

In evaluating the investment performance of ING BlackRock Science and Technology Opportunities

104

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolio, the Board noted that: (1) the Portfolio underperformed its Morningstar category median for each period presented; (2) the Portfolio underperformed its benchmark index for the most recent calendar quarter, year-to-date and one-year periods and outperformed its benchmark index for the three-year and five-year periods; and (3) the Portfolio is ranked in its Morningstar category in the fourth quintile for the year-to-date, one-year and three-year periods and the third quintile for the most recent calendar quarter and the five-year periods. Additionally, the Board considered recent additions to the portfolio management team made by the Sub-Adviser. The Board concluded that appropriate actions are being taken to improve performance and that additional time is required to evaluate the effectiveness of such actions.

In assessing the reasonableness of the management fee for ING BlackRock Science and Technology Opportunities Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the portfolios in its Selected Peer Group.

ING Growth and Income Portfolio

In evaluating the investment performance of ING Growth and Income Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, three-year and five-year periods, but underperformed for the year-to-date and one-year periods; (2) the Portfolio underperformed its benchmark index for each period presented; and (3) the Portfolio is ranked in its Morningstar category in the third quintile for the most recent calendar quarter and year-to-date periods, in the second quintile for the three-year and five-year periods, and in the fourth quintile for the one-year period. The Board noted that the Fund had significantly underperformed its peers during relatively short time periods in 2010 and 2011, which had the effect of masking the Fund's otherwise strong long-term performance record. After further consideration of these matters, the Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee for ING Growth and Income Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Small Company Portfolio

In evaluating the investment performance of ING Small Company Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and five-year period, but underperformed for the year-to-date, one-year and three-year periods; (2) the Portfolio outperformed its benchmark index for the most recent calendar quarter, year-to-date, three-year and five-year periods, but underperformed the benchmark index for the one-year period; and (3) the Portfolio is ranked in its Morningstar category in the first quintile for the five-year period, in the third quintile for the most recent calendar quarter, year-to-date and three-year periods and in the fourth quintile for the one-year period. The Board noted that the Portfolio had significantly underperformed its peers during relatively short time periods in 2010 and 2011, which had the effect of masking the Portfolio's otherwise strong long-term performance record. After further consideration of these matters, the Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee for ING Small Company Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Intermediate Bond Portfolio

In evaluating the investment performance of ING Intermediate Bond Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date and one-year periods, but underperformed for the three-year and five-year periods; (2) the Portfolio underperformed its benchmark index for each period presented; and (3) the Portfolio is ranked in its Morningstar category in the first quintile for the one-year period, the second quintile for the year-to-date period, in the third quintile for the most recent calendar quarter, and in the fourth quintile for the three-year and five-year periods. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Intermediate Bond Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of

105

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Money Market Portfolio

In evaluating the investment performance of ING Money Market Portfolio, the Board noted that: (1) the Portfolio performed equal to its Morningstar category median for the most recent calendar quarter and outperformed for the year-to-date, one-year, three-year and five-year periods; (2) the Portfolio performed equal to its benchmark index for the most recent calendar quarter and underperformed for the year-to-date, one-year, three-year and five-year periods; and (3) although the Portfolio is not ranked by Morningstar, the Portfolio is ranked in its Lipper category in the first quintile for each period presented. In assessing the performance of the Fund, the Board noted that throughout 2011 the Sub-Adviser continued to operate the Fund in a risk averse manner by investing primarily in highly liquid instruments of short duration of high quality issuers that have received direct central government support or guarantees and securities that are the subject of liquidity programs of the Federal Reserve or the U.S. Treasury due to the continued high level of volatility in the money markets. The Board also recognized that since 2009 the Adviser and its affiliates have been waiving, and/or reimbursing fees in order for the Fund to maintain a net yield equal to, or greater than zero. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Money Market Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group. The Board noted that during 2011 the Adviser and its affiliates continued to voluntarily waive, and/or reimburse fees in order for the Fund to maintain a net yield equal to, or greater than zero.

106

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

  VPAR-ACAPAPALL  (1211-022212)

Annual Report

December 31, 2011

Classes ADV, I, S and S2

ING Variable Products Index Funds

■   ING Australia Index Portfolio

■   ING Emerging Markets Index Portfolio

■   ING Euro STOXX 50® Index Portfolio

■   ING FTSE 100 Index® Portfolio

■   ING Hang Seng Index Portfolio

■   ING International Index Portfolio

■   ING Japan TOPIX Index Portfolio

■   ING RussellTM Large Cap Growth Index Portfolio

■   ING RussellTM Large Cap Index Portfolio

■   ING RussellTM Large Cap Value Index Portfolio

■   ING RussellTM Mid Cap Growth Index Portfolio

■   ING RussellTM Mid Cap Index Portfolio

■   ING RussellTM Small Cap Index Portfolio

■   ING U.S. Bond Index Portfolio

■   ING WisdomTreeSM Global High-Yielding Equity Index Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	2
Market Perspective	3
Portfolio Managers’ Reports	6
Shareholder Expense Examples	36
Report of Independent Registered Public Accounting Firm	39
Statements of Assets and Liabilities	40
Statements of Operations	48
Statements of Changes in Net Assets	52
Financial Highlights	59
Notes to Financial Statements	66
Summary Portfolios of Investments	85
Tax Information	140
Director and Officer Information	142
Advisory Contract Approval Discussion	147

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Euro zone — continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets. Ratings agencies were mostly unimpressed by these machinations; ultimately, Standard & Poor’s downgraded nine countries in the region, including formerly AAA-rated France.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional “supercommittee” on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth into 2012 despite the euro zone’s debt problems. We believe interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors historically have turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don’t try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 3, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2011

In our semi-annual report we described how investor sentiment was generally positive through April. Many of the developed world’s economies including the U.S., seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine. This was despite natural disasters in Japan, the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis.

But the mood darkened in early May 2011. Global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends, slid from May through September, losing over 17%, before a remarkable October rally clawed back about half of this. For the whole fiscal year the Index lost 5.49%. (The MSCI World IndexSM returned (5.54)% for the year ended December 31, 2011, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April. That month the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs, well above 200,000, were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%. By September the employment report showed zero new jobs created in August. But more upbeat releases in later months revised this up, and by year end the three-month average of jobs created was back to 143,000 from just 35,000 in September.

In the housing market, home prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index) fell every month in the year. Sales were depressed, despite improved affordability and record low mortgage interest rates, by tight credit with many homeowners in negative equity on their properties.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29, this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the second quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed”. There was relief in October when the first estimate of third quarter GDP growth was a much-improved 2.5%, although this was subsequently revised down to 1.8%.

Political deadlock weighed on sentiment throughout. A stopgap agreement to raise the debt ceiling did not stop Standard & Poors from downgrading the country’s credit rating. A bipartisan “Debt Super Committee” appointed to negotiate a more lasting set of budget control measures, admitted defeat on November 21.

Other keenly watched figures like retail sales and wages & salaries were stagnant in the months up to October, improved in that month and were mixed thereafter. Purchasing managers’ indices indicated expansion but not by much. Taken together, the data were inconclusive as the year ended but the consensus was that the once-feared return to recession now looked unlikely.

The euro zone’s sovereign debt crisis continued to move markets. By early August it seemed to be veering out of control. When attention turned from Greece to the much bigger bond markets of Spain and especially Italy, the European Central Bank (“ECB”) stepped in, uneasily, to buy their bonds — and some time. The threat to the euro zone banking system, where vast quantities of Italian and Spanish bonds are held, was clear.

Finally, a baby step towards closer fiscal union among euro zone countries was agreed in December, including restrictions on budget deficits with near automatic disciplinary procedures for violators. Bilateral loans of up to €200 billion would be made to the International Monetary Fund, presumably to fund rescue packages for individual nations. But it provided no lender of last resort with unlimited firepower, nor measures to promote growth and liberalize markets. Investors were under no illusions as the year ended that the crisis had been solved.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 7.84% in the fiscal year, while the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 4.96%. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the remarkable 29.93% return on long-dated Treasuries, reflecting both the overall decline in risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index, including dividends, returned 2.11% for 2011, almost identical to the dividend yield. Sector returns ranged from (17.06)% for financials to 19.91% for utilities. The operating earnings per share of S&P 500® companies made new records in the second and third quarters of 2011, but estimates for future quarters were coming down as December ended.

In currency markets, the euro zone’s problems finally took their toll, as the dollar gained 2.34% on the euro in 2011, which dropped sharply after October. The pound was barely changed despite late weakness: the dollar gained 0.10%. But the dollar fell back against the yen by 5.35% despite Bank of Japan intervention as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index slumped 18.73% in 2011. The economy contracted for three straight quarters before finally recovering, as it struggled to recover from the earthquake and tsunami of March as well as a strong yen. The MSCI Europe ex UK® Index sank 12.87%, weighed down by the recessionary threat of the sovereign debt crisis. Euro zone growth shrunk to 0.2% in the second and third quarters and unemployment stood at 10.3%, a euro-era high. The MSCI UK® Index slipped just 1.83%. Weak euro zone demand and fiscal austerity at home depressed stocks, within which, however, the well-represented energy, staples and telecoms sectors managed positive average returns.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Russell Top 200® Index	An unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
Russell Top 200® Growth Index
Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Top 200® Value Index
Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Top 200® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index
An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Dow Jones EURO STOXX 50® Index	Covers 50 stocks from 12 euro zone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
FTSE 100 Index®	A share index of the 100 most highly capitalized U.K. companies listed on the London Stock Exchange.
Hang Seng Index	A free float-adjusted market capitalization-weighted stock market index in Hong Kong.
MSCI Europe, Australasia and Far East® Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

BENCHMARK DESCRIPTIONS (CONTINUED)

Index	Description
Tokyo Stock Price Index®	A composite index for the Tokyo Stock Exchange tracking all domestic stocks from the first section of the exchange.
WisdomTreeSM Global High-Yielding Equity Index
A fundamentally weighted index that measures the performance of high dividend-yielding companies selected from the Wisdom Tree Global Dividend Index, which measures the performance of dividend-paying companies in the U.S., developed and emerging markets.

MSCI Emerging Markets 50 Index
A tradable version of the MSCI Emerging Markets IndexSM. The index is highly correlated to the broad MSCI Emerging Markets IndexSM, but is composed of just 50 of its largest constituents. The index applies eligibility criteria to exclude some of the smallest Emerging Markets countries and uses depositary receipts in selected markets to increase accessibility.

Standard & Poor’s ASX 200 Index
An investable benchmark for the Australian equity market and it addresses the needs of investment managers seeking to benchmark against a portfolio characterized by sufficient size and liquidity. The Index measures the performance of the 200 largest index-eligible stocks listed on the Australian Securities Exchange by float-adjusted market capitalization. Representative, liquid, and tradable, it is widely considered Australia’s preeminent benchmark index. The Index is float-adjusted, covering approximately 80% of Australian equity market capitalization.

ING AUSTRALIA INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT
Sector Diversification as of December 31, 2011 (as a percentage of net assets)
Financials	37.3%
Materials	24.0%
Consumer Staples	7.9%
Energy	6.9%
Industrials	6.5%
Telecommunications	4.1%
Consumer Discretionary	3.4%
Health Care	3.4%
Utilities	1.6%
Information Technology	0.6%
Telecommunication Services	0.2%
Assets in Excess of Other Liabilities*	4.1%
Net Assets	100.0%
* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Australia Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Standard & Poor’s ASX 200 Index (“S&P ASX 200 Index”). The Portfolio is managed by May Tong and Steve Sedmak, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the period from inception on March 2, 2011 through December 31, 2011, the Portfolio’s Class I shares provided a total return of (12.40)% compared to the S&P ASX 200 Index, which returned (12.69)% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the S&P ASX 200 Index. The Portfolio attempts to track the S&P ASX 200 Index by investing all, or substantially all, of its assets in stocks that make up the S&P ASX 200 Index. The Portfolio may not always hold all of the same securities as the S&P ASX 200 Index.

Only two sectors, telecommunications and utilities, posted positive returns for the period. Conversely, higher beta sectors such as materials, energy and information technology posted negative returns. The materials sector was the largest detractor as it is the second largest weighted sector in the benchmark behind financials.

Current Outlook and Strategy: Our central case for 2012 is for modest economic growth in the face of a risky global environment. While we believe we will see a mild recession in Europe, the United States should post moderate growth; we expect U.S. consumer exuberance to be tempered by continued household balance sheet repair and by sluggish housing and jobs markets. In our opinion, inflation should remain contained despite a highly accommodative Federal Reserve Board. In the near term we believe S&P 500® Index earnings for fourth quarter 2011 may come under pressure because of global inventory drawdowns.

Top Ten Holdings* as of December 31, 2011 (as a percentage of net assets)
BHP Billiton Ltd.	11.0%
Commonwealth Bank of Australia	7.7%
Westpac Banking Corp.	6.0%
Australia & New Zealand Banking Group Ltd.	5.4%
National Australia Bank Ltd.	5.1%
Telstra Corp., Ltd.	4.1%
Wesfarmers Ltd.	3.4%
Woolworths Ltd.	3.1%
Rio Tinto Ltd.	2.6%
Newcrest Mining Ltd.	2.3%
* Excludes short-term investments.

Portfolio holdings are subject to change daily.

*	Effective June 30, 2011, May Tong and Steve Sedmak replaced Vincent Costa as portfolio managers to the Portfolio.
**	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.
***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING AUSTRALIA INDEX PORTFOLIO

Cumulative Total Returns for the Period Ended December 31, 2011
	Since Inception of Classes ADV and I March 2, 2011

Class ADV	(12.80)%
Class I	(12.40)%
S&P ASX 200 Index	(12.69	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Australia Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 2, 2011.

ING EMERGING MARKETS INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT
Sector Diversification as of December 31, 2011 (as a percentage of net assets)
Financials	20.9%
Energy	19.9%
Information Technology	18.5%
Materials	11.6%
Telecommunications	11.2%
Consumer Discretionary	5.9%
Consumer Staples	4.1%
Telecommunication Services	1.0%
Industrials	0.7%
Assets in Excess of Other Liabilities*	6.2%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Emerging Markets Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities. The Portfolio is managed by May Tong and Steve Sedmak, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.

Performance*: For the period from inception on December 19, 2011 through December 31, 2011, the Portfolio’s Class S shares provided a total return of 3.10% compared to the MSCI Emerging Markets 50 Index (“MSCI EM 50 Index”), which returned 3.89% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI Emerging Markets 50 Index. The Portfolio attempts to track the MSCI EM 50 Index by investing all, or substantially all, of its assets in stocks that make up the MSCI EM 50 Index. The Portfolio may not always hold all of the same securities as MSCI EM 50 Index.

For the two weeks ended December 31, 2011, only eight of 50 stocks posted negative returns; Ping An Insurance (Group) Company of China, Ltd. and Sberbank of Russia were the largest detractors. In contrast, Asian companies posted the most positive returns and included the largest contributors of performance such as HTC Corp., PetroChina Co. Ltd. and Samsung Electronics.

The slight underperformance can be attributed to commission and impact costs at launch as well as an allocation to cash. We hedged the cash position with MSCI EM futures, which underperformed the benchmark.

Current Outlook and Strategy: Our central case for 2012 is for modest economic growth in the face of a risky global environment. While we believe we will see a mild recession in Europe, the United States should post moderate growth; we expect U.S. consumer exuberance to be tempered by continued household balance sheet repair and by sluggish housing and jobs markets. In our opinion, inflation should remain contained despite a highly accommodative Federal Reserve Board. In the near term we believe S&P 500® Index earnings for fourth quarter 2011 may come under pressure because of global inventory drawdowns.

Top Ten Holdings* as of December 31, 2011 (as a percentage of net assets)
Samsung Electronics Co., Ltd.	7.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	4.7%
China Mobile Ltd.	4.5%
Gazprom OAO ADR	4.3%
Petroleo Brasileiro SA ADR	3.8%
America Movil SAB de CV ADR	3.5%
Itau Unibanco Holding SA ADR	3.2%
China Construction Bank	3.2%
Vale SA ADR	3.2%
Industrial and Commercial Bank of China Ltd.	2.8%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

*	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.
**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING EMERGING MARKETS INDEX PORTFOLIO

Cumulative Total Returns for the Period Ended December 31, 2011
	Since Inception of Classes ADV, I, S and S2 December 19, 2011

Class ADV	3.10%
Class I	3.20%
Class S	3.10%
Class S2	3.10%
MSCI EM 50 Index	3.89	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Emerging Markets Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from December 19, 2011.

ING EURO STOXX 50® INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT
Sector Diversification as of December 31, 2011 (as a percentage of net assets)
Financials	22.0%
Energy	10.7%
Consumer Staples	9.8%
Telecommunications	9.5%
Industrials	9.5%
Utilities	8.1%
Health Care	8.0%
Consumer Discretionary	7.6%
Materials	7.3%
Information Technology	3.7%
Assets in Excess of Other Liabilities*	3.8%
Net Assets	100.0%
* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Euro STOXX 50® Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the EURO STOXX 50® Index. The Portfolio is managed by May Tong and Steve Sedmak, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2011, the Portfolio’s Class I shares provided a total return of (16.99)% compared to the EURO STOXX 50® Index, which returned (16.88)% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the EURO STOXX 50® Index. The Portfolio attempts to track the EURO STOXX 50® Index by investing all, or substantially all, of its assets in stocks that make up the EURO STOXX 50® Index. The Portfolio may not always hold all of the same securities as the EURO STOXX 50® Index.

Only three sectors posted positive returns: health care, energy and consumer staples. Conversely, financials, industrials and utilities posted negative returns. The financial sector was the largest detractor from the benchmark as it posted the largest negative return along with it being the largest weighted sector in the benchmark.

Current Outlook and Strategy: Our central case for 2012 is for modest economic growth in the face of a risky global environment. While we believe we will see a mild recession in Europe, the United States should post moderate growth; we expect U.S. consumer exuberance to be tempered by continued household balance sheet repair and by sluggish housing and jobs markets. In our opinion, inflation should remain contained despite a highly accommodative Federal Reserve Board. In the near term we believe S&P 500® Index earnings for fourth quarter 2011 may come under pressure because of global inventory drawdowns.

Top Ten Holdings* as of December 31, 2011 (as a percentage of net assets)
Total S.A.	6.3%
Sanofi-Aventis	5.0%
Siemens AG	4.6%
Telefonica S.A.	3.8%
Banco Santander Central Hispano S.A.	3.6%
BASF AG	3.6%
ENI S.p.A.	3.0%
Unilever NV	3.0%
Bayer AG	3.0%
SAP AG	2.7%

Portfolio holdings are subject to change daily.

*	Effective June 30, 2011, May Tong and Steve Sedmak replaced Vincent Costa as portfolio managers to the Portfolio.
**	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.
***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING EURO STOXX 50® INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Classes ADV and I August 17, 2009

Class ADV	(17.27)%	(5.50)%
Class I	(16.99)%	(5.05)%
Euro STOXX 50® Index	(16.88)%	(8.58	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Euro STOXX 50® Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from September 1, 2009.

ING FTSE 100 INDEX® PORTFOLIO	PORTFOLIO MANAGERS’ REPORT
Sector Diversification as of December 31, 2011 (as a percentage of net assets)
Energy	20.4%
Consumer Staples	16.8%
Financials	15.4%
Materials	12.2%
Health Care	8.7%
Telecommunications	7.0%
Consumer Discretionary	5.5%
Industrials	5.0%
Utilities	4.1%
Information Technology	0.8%
Assets in Excess of Other Liabilities	4.1%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING FTSE 100 Index® Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the FTSE 100 Index®. The Portfolio is managed by May Tong and Steve Sedmak, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2011, the Portfolio’s Class I shares provided a total return of (3.61)% compared to the FTSE 100 Index®, which returned (2.90)% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the FTSE 100 Index®. The Portfolio attempts to track the FTSE 100 Index® by investing all, or substantially all, of its assets in stocks that make up the FTSE 100 Index®. The Portfolio may not always hold all of the same securities as the FTSE 100 Index®.

Three out of 10 sectors posted negative returns for the year, including materials, financials and consumer discretionary; financials was the largest detractor as it is the second largest sector and returned (23.3%). Conversely, information technology, health care and telecom were the top performing sectors.

Current Outlook and Strategy: Our central case for 2012 is for modest economic growth in the face of a risky global environment. While we believe we will see a mild recession in Europe, the United States should post moderate growth; we expect U.S. consumer exuberance to be tempered by continued household balance sheet repair and by sluggish housing and jobs markets. In our opinion, inflation should remain contained despite a highly accommodative Federal Reserve Board. In the near term we believe S&P 500® Index earnings for fourth quarter 2011 may come under pressure because of global inventory drawdowns.

Top Ten Holdings as of December 31, 2011 (as a percentage of net assets)
Vodafone Group PLC	6.0%
HSBC Holdings PLC	5.8%
BP PLC	5.7%
Royal Dutch Shell PLC — Class A	5.7%
GlaxoSmithKline PLC	4.9%
Royal Dutch Shell PLC — Class B	4.4%
British American Tobacco PLC	4.0%
BG Group PLC	3.1%
Rio Tinto PLC	3.0%
BHP Billiton PLC	2.6%

Portfolio holdings are subject to change daily.

*	Effective June 30, 2011, May Tong and Steve Sedmak replaced Vincent Costa as portfolio managers to the Portfolio.
**	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.
***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING FTSE 100 INDEX® PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Classes ADV and I August 17, 2009

Class ADV	(4.13)%	8.39%
Class I	(3.61)%	8.92%
FTSE 100 Index®	(2.90)%	6.89	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING FTSE 100 Index® Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements-that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from September 1, 2009.

ING HANG SENG INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT
Sector Diversification as of December 31, 2011 (as a percentage of net assets)
Financials	55.6%
Energy	13.0%
Telecommunications	8.1%
Utilities	5.6%
Industrials	4.5%
Consumer Staples	3.4%
Information Technology	3.1%
Consumer Discretionary	2.8%
Telecommunication Services	1.4%
Materials	0.2%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%
* Includes short-term investments.

ING Hang Seng Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Hang Seng Index. The Portfolio is managed by May Tong and Steve Sedmak, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of (18.45)% compared to the Hang Seng Index, which returned (17.26)% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Hang Seng Index. The Portfolio attempts to track the Hang Seng Index by investing all, or substantially all, of its assets in stocks that make up the Hang Seng Index. The Portfolio may not always hold all of the same securities as the Hang Seng Index.

All but two sectors, utilities and telecommunications services, posted negative returns for the year. The utilities sector dominated by the strong performance of Power Assets Holdings gained 12.6%. Conversely, consumer discretionary, materials and financials posted returns below (20%); a major detractor was Esprit Holdings within consumer discretionary.

Current Outlook and Strategy: Our central case for 2012 is for modest economic growth in the face of a risky global environment. While we believe we will see a mild recession in Europe, the United States should post moderate growth; we expect U.S. consumer exuberance to be tempered by continued household balance sheet repair and by sluggish housing and jobs markets. In our opinion, inflation should remain contained despite a highly accommodative Federal Reserve Board. In the near term we believe S&P 500® Index earnings for fourth quarter 2011 may come under pressure because of global inventory drawdowns.

Top Ten Holdings as of December 31, 2011 (as a percentage of net assets)
HSBC Holdings PLC	14.7%
China Mobile Ltd.	8.1%
China Construction Bank	6.9%
Industrial and Commercial Bank of China Ltd.	5.3%
CNOOC Ltd.	4.3%
AIA Group Ltd.	3.6%
PetroChina Co., Ltd.	3.6%
Bank of China Ltd.	3.6%
Tencent Holdings Ltd.	3.1%
China Life Insurance Co., Ltd.	2.5%

Portfolio holdings are subject to change daily.

*	Effective June 30, 2011, May Tong and Steve Sedmak replaced Vincent Costa as portfolio managers to the Portfolio.
**	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.
***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING HANG SENG INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I and S May 4, 2009

Class ADV	(18.71)%	5.06%
Class I	(18.23)%	5.58%
Class S	(18.45)%	5.33%
Hang Seng Index	(17.26)%	10.12%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Hang Seng Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements-that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT
Sector Diversification as of December 31, 2011 (as a percentage of net assets)
Financials	20.0%
Industrials	11.9%
Consumer Staples	11.1%
Materials	9.7%
Consumer Discretionary	9.4%
Health Care	9.4%
Energy	8.6%
Telecommunications	5.7%
Utilities	4.3%
Information Technology	4.3%
Telecommunication Services	0.1%
Rights	0.0%
Assets in Excess of Other Liabilities*	5.5%
Net Assets	100.0%
* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING International Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of a widely accepted international index. The Portfolio is managed by May Tong and Steve Sedmak, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of (12.44)% compared to the MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index, which returned (12.14)% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EAFE® Index. The Portfolio attempts to track the MSCI EAFE® Index by investing all, or substantially all, of its assets in stocks that make up the MSCI EAFE® Index. The Portfolio may not always hold all of the same securities as the MSCI EAFE® Index.

Only three sectors posted positive returns for the year including health care, consumer staples and energy. Conversely, materials, financials, utilities and information technology were the worst performing sectors posting double-digit negative returns.

Current Outlook and Strategy: Our central case for 2012 is for modest economic growth in the face of a risky global environment. While we believe we will see a mild recession in Europe, the United States should post moderate growth; we expect U.S. consumer exuberance to be tempered by continued household balance sheet repair and by sluggish housing and jobs markets. In our opinion, inflation should remain contained despite a highly accommodative Federal Reserve Board. In the near term we believe S&P 500® Index earnings for fourth quarter 2011 may come under pressure because of global inventory drawdowns.

Top Ten Holdings* as of December 31, 2011 (as a percentage of net assets)
Nestle S.A.	1.9%
Vodafone Group PLC	1.5%
BP PLC	1.4%
HSBC Holdings PLC	1.4%
Novartis AG	1.4%
Royal Dutch Shell PLC — Class A	1.3%
Roche Holding AG — Genusschein	1.2%
GlaxoSmithKline PLC	1.2%
BHP Billiton Ltd.	1.2%
Total S.A.	1.1%
* Excludes short-term investments.

Portfolio holdings are subject to change daily.

*	Effective June 30, 2011, May Tong and Steve Sedmak replaced Vincent Costa as portfolio managers to the Portfolio.
**	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.
***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I and S March 10, 2008		Since Inception of Class S2 February 27, 2009

Class ADV	(12.63)%	(6.43)%		—
Class I	(12.17)%	(5.94)%		—
Class S	(12.44)%	(6.21)%		—
Class S2	(12.60)%	—		15.96%
MSCI EAFE® Index	(12.14)%	(6.68	)%(1)	16.50	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements-that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.

(2)	Since inception performance for the index is shown from March 1, 2009.

ING JAPAN TOPIX INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT
Sector Diversification as of December 31, 2011 (as a percentage of net assets)
Industrials	20.9%
Consumer Discretionary	18.2%
Financials	15.1%
Information Technology	11.5%
Materials	7.7%
Consumer Staples	6.9%
Health Care	6.0%
Telecommunications	4.5%
Utilities	3.1%
Energy	1.6%
Assets in Excess of Other Liabilities*	4.5%
Net Assets	100.0%
* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Japan TOPIX Index® Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Tokyo Stock Price Index® (“TOPIX Index”). The Portfolio is managed by May Tong and Steve Sedmak, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2011, the Portfolio’s Class I shares provided a total return of (13.29)% compared to the TOPIX Index, which returned (12.50)% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the TOPIX Index. The Portfolio attempts to track the TOPIX Index by investing all, or substantially all, of its assets in stocks that make up the TOPIX Index. The Portfolio may not always hold all of the same securities as the TOPIX Index.

Only two sectors posted positive returns this period, including consumer staples and telecom. The worst performing sectors were utilities, information technology and financials posting negative returns in excess of (20.00)% with financials being the largest detracting sector due to its 15% weighting in the benchmark.

Current Outlook and Strategy: Our central case for 2012 is for modest economic growth in the face of a risky global environment. While we believe we will see a mild recession in Europe, the United States should post moderate growth; we expect U.S. consumer exuberance to be tempered by continued household balance sheet repair and by sluggish housing and jobs markets. In our opinion, inflation should remain contained despite a highly accommodative Federal Reserve Board. In the near term we believe S&P 500® Index earnings for fourth quarter 2011 may come under pressure because of global inventory drawdowns.

Top Ten Holdings* as of December 31, 2011 (as a percentage of net assets)
Toyota Motor Corp.	3.2%
Mitsubishi UFJ Financial Group, Inc.	2.3%
Canon, Inc.	2.0%
Honda Motor Co., Ltd.	1.9%
Nippon Telegraph & Telephone Corp.	1.7%
Sumitomo Mitsui Financial Group, Inc.	1.5%
Takeda Pharmaceutical Co., Ltd.	1.3%
Mizuho Financial Group, Inc.	1.3%
Fanuc Ltd.	1.2%
NTT DoCoMo, Inc.	1.1%
* Excludes short-term investments.

Portfolio holdings are subject to change daily.

*	Effective June 30, 2011, May Tong and Steve Sedmak replaced Vincent Costa as portfolio managers to the Portfolio.
**	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.
***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING JAPAN TOPIX INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Classes ADV and I August 17, 2009

Class ADV	(13.72)%	(1.67)%
Class I	(13.29)%	(1.20)%
Tokyo Stock Price Index® (TOPIX)	(12.50)%	(1.90	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Japan TOPIX Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements-that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from September 1, 2009.

ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT
Sector Diversification as of December 31, 2011 (as a percentage of net assets)
Information Technology	31.2%
Consumer Staples	15.2%
Consumer Discretionary	11.5%
Industrials	11.4%
Energy	11.3%
Health Care	9.3%
Materials	3.9%
Financials	2.6%
Telecommunications	1.0%
Assets in Excess of Other Liabilities*	2.6%
Net Assets	100.0%
* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING RussellTM Large Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index. The Portfolio is managed by May Tong and Steve Sedmak, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of 3.92% compared to the Russell Top 200® Growth Index, which returned 4.63% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Growth Index. The Portfolio attempts to track the Russell Top 200® Growth Index by investing all, or substantially all, of its assets in stocks that make up the Russell Top 200® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Growth Index.

Only two out of nine sectors within the benchmark, materials and industrials, generated negative absolute returns during the reporting period. Conversely, telecommunication services and consumer staples produced the strongest results, as both posted double-digits gains during the year.

Current Outlook & Strategy: Our central case for 2012 is for modest economic growth in the face of a risky global environment. While we believe we will see a mild recession in Europe, the United States should post moderate growth; we expect U.S. consumer exuberance to be tempered by continued household balance sheet repair and by sluggish housing and jobs markets. In our opinion, inflation should remain contained despite a highly accommodative Federal Reserve Board. In the near term we believe S&P 500® Index earnings for fourth quarter 2011 may come under pressure because of global inventory drawdowns.

Top Ten Holdings* as of December 31, 2011 (as a percentage of net assets)
Apple, Inc.	7.9%
ExxonMobil Corp.	6.5%
International Business Machines Corp.	4.7%
Microsoft Corp.	4.1%
Google, Inc. — Class A	3.5%
Coca-Cola Co.	2.9%
Philip Morris International, Inc.	2.7%
PepsiCo, Inc.	2.2%
McDonald’s Corp.	2.2%
Oracle Corp.	2.1%
* Excludes short-term investments.

Portfolio holdings are subject to change daily.

*	Effective June 30, 2011, May Tong and Steve Sedmak replaced Vincent Costa as portfolio managers to the Portfolio.
**	Returns presented for the Portfolio are net of expenses.
***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I, and S May 1, 2009

Class ADV	3.70%	16.12%
Class I	4.21%	16.68%
Class S	3.92%	16.36%
Russell Top 200® Growth Index	4.63%	17.54%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Large Cap Growth Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT
Sector Diversification as of December 31, 2011 (as a percentage of net assets)
Information Technology	19.7%
Energy	12.6%
Health Care	12.1%
Consumer Staples	11.6%
Financials	11.6%
Industrials	9.7%
Consumer Discretionary	9.4%
Telecommunications	3.6%
Materials	2.8%
Utilities	2.4%
Assets in Excess of Other Liabilities*	4.5%
Net Assets	100.0%
* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING RussellTM Large Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index. The Portfolio is managed by May Tong and Steve Sedmak, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of 2.13% compared to the Russell Top 200® Index, which returned 2.83% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Index. The Portfolio attempts to track the Russell Top 200® Index by investing all, or substantially all, of its assets in stocks that make up the Russell Top 200® Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Index.

Only two out of 10 sectors underperformed within the benchmark. Financials were the worst with a (19%) return. Materials followed behind with a return of (13.5%). Conversely, utilities, health care and consumer staples all saw double digits returns of 17%, 15% and 14.3%, respectively.

Current Outlook & Strategy: Our central case for 2012 is for modest economic growth in the face of a risky global environment. While we believe we will see a mild recession in Europe, the United States should post moderate growth; we expect U.S. consumer exuberance to be tempered by continued household balance sheet repair and by sluggish housing and jobs markets. In our opinion, inflation should remain contained despite a highly accommodative Federal Reserve Board. In the near term we believe S&P 500® Index earnings for fourth quarter 2011 may come under pressure because of global inventory drawdowns.

Top Ten Holdings* as of December 31, 2011 (as a percentage of net assets)
ExxonMobil Corp.	4.4%
Apple, Inc.	3.9%
International Business Machines Corp.	2.3%
Chevron Corp.	2.2%
Microsoft Corp.	2.0%
General Electric Co.	2.0%
Procter & Gamble Co.	1.9%
Johnson & Johnson	1.9%
AT&T, Inc.	1.9%
Pfizer, Inc.	1.8%
* Excludes short-term investments.

Portfolio holdings are subject to change daily.

*	Effective June 30, 2011, May Tong and Steve Sedmak replaced Vincent Costa as portfolio managers to the Portfolio.
**	Returns presented for the Portfolio are net of expenses.
***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM LARGE CAP INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I and S March 10, 2008		Since Inception of Class S2 February 27, 2009

Class ADV	1.92%	0.45%		—
Class I	2.57%	1.00%		—
Class S	2.13%	0.72%		—
Class S2	2.01%	—		20.51%
Russell Top 200® Index	2.83%	0.22	%(1)	21.90	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Large Cap Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.

(2)	Since inception performance for the index is shown from March 1, 2009.

ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT
Sector Diversification as of December 31, 2011 (as a percentage of net assets)
Financials	20.6%
Health Care	15.0%
Energy	14.0%
Information Technology	8.7%
Industrials	8.3%
Consumer Staples	8.3%
Consumer Discretionary	7.6%
Telecommunications	6.2%
Utilities	4.7%
Materials	1.7%
Assets in Excess of Other Liabilities*	4.9%
Net Assets	100.0%
* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING RussellTM Large Cap Value Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index. The Portfolio is managed by May Tong and Steve Sedmak, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of 0.56% compared to the Russell Top 200® Value Index, which returned 1.12% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Value Index. The Portfolio attempts to track the Russell Top 200® Value Index by investing all, or substantially all, of its assets in stocks that make up the Russell Top 200® Value Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Value Index.

Two out of 10 sectors within the benchmark posted negative returns during the year. The worst performer was financials, followed by materials. Conversely, health care, utilities and consumer staples produced the strongest results, as all three posted double-digits gains during the year.

Current Outlook & Strategy: Our central case for 2012 is for modest economic growth in the face of a risky global environment. While we believe we will see a mild recession in Europe, the United States should post moderate growth; we expect U.S. consumer exuberance to be tempered by continued household balance sheet repair and by sluggish housing and jobs markets. In our opinion, inflation should remain contained despite a highly accommodative Federal Reserve Board. In the near term we believe S&P 500® Index earnings for fourth quarter 2011 may come under pressure because of global inventory drawdowns.

Top Ten Holdings* as of December 31, 2011 (as a percentage of net assets)
Chevron Corp.	4.2%
General Electric Co.	4.0%
AT&T, Inc.	3.8%
Procter & Gamble Co.	3.6%
Pfizer, Inc.	3.6%
Johnson & Johnson	3.0%
Berkshire Hathaway, Inc.	2.8%
JPMorgan Chase & Co.	2.8%
Intel Corp.	2.7%
Wells Fargo & Co.	2.6%
* Excludes short-term investments.

Portfolio holdings are subject to change daily.

*	Effective June 30, 2011, May Tong and Steve Sedmak replaced Vincent Costa as portfolio managers to the Portfolio.
**	Returns presented for the Portfolio are net of expenses.
***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I and S May 1, 2009

Class ADV	0.35%	13.53%
Class I	0.83%	14.06%
Class S	0.56%	13.82%
Russell Top 200® Value Index	1.12%	14.83%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Large Cap Value Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT
Sector Diversification as of December 31, 2011 (as a percentage of net assets)
Consumer Discretionary	19.9%
Information Technology	17.7%
Industrials	14.8%
Health Care	13.1%
Energy	9.6%
Materials	8.4%
Financials	6.8%
Consumer Staples	5.9%
Telecommunications	1.6%
Utilities	0.3%
Telecommunication Services	0.0%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%
* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING RussellTM Mid Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index. The Portfolio is managed by May Tong and Steve Sedmak, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of (2.20)% compared to the Russell Midcap® Growth Index, which returned (1.65)% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Growth Index. The Portfolio attempts to track the Russell Midcap® Growth Index by investing all, or substantially all, of its assets in stocks that make up the Russell Midcap® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Growth Index.

All but four sectors in the benchmark posted positive returns during the year, with the strongest performers being utilities, consumer staples, consumer discretionary and health care. Conversely, the worst performing sectors included telecommunication services and information technology, with the latter being the largest detractor to the Portfolio’s performance due to its 20.8% weighting in the benchmark.

Current Outlook & Strategy: Our central case for 2012 is for modest economic growth in the face of a risky global environment. While we believe we will see a mild recession in Europe, the United States should post moderate growth; we expect U.S. consumer exuberance to be tempered by continued household balance sheet repair and by sluggish housing and jobs markets. In our opinion, inflation should remain contained despite a highly accommodative Federal Reserve Board. In the near term we believe S&P 500® Index earnings for fourth quarter 2011 may come under pressure because of global inventory drawdowns.

Top Ten Holdings* as of December 31, 2011 (as a percentage of net assets)
El Paso Corp.	1.0%
Intuitive Surgical, Inc.	1.0%
Ecolab, Inc.	0.9%
Intuit, Inc.	0.8%
T. Rowe Price Group, Inc.	0.8%
Bed Bath & Beyond, Inc.	0.8%
PPG Industries, Inc.	0.7%
Crown Castle International Corp.	0.7%
Alexion Pharmaceuticals, Inc.	0.7%
Fastenal Co.	0.7%
* Excludes short-term investments.

Portfolio holdings are subject to change daily.

*	Effective June 30, 2011, May Tong and Steve Sedmak replaced Vincent Costa as portfolio managers to the Portfolio.
**	Returns presented for the Portfolio are net of expenses.
***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I, S and S2 May 1, 2009

Class ADV	(2.46)%	19.40%
Class I	(2.00)%	19.97%
Class S	(2.20)%	19.70%
Class S2	(2.34)%	19.52%
Russell Midcap® Growth Index	(1.65)%	20.59%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Mid Cap Growth Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING RUSSELLTM MID CAP INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT
Sector Diversification as of December 31, 2011 (as a percentage of net assets)
Financials	18.3%
Consumer Discretionary	15.2%
Information Technology	12.7%
Industrials	12.4%
Health Care	9.3%
Energy	7.8%
Utilities	7.4%
Materials	6.4%
Consumer Staples	6.3%
Telecommunications	1.1%
Telecommunication Services	0.0%
Assets in Excess of Other Liabilities*	3.1%
Net Assets	100.0%
* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING RussellTM Mid Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index. The Portfolio is managed by May Tong and Steve Sedmak, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of (2.07)% compared to the Russell Midcap® Index, which returned (1.55)% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index. The Portfolio attempts to track the Russell Midcap® Index by investing all, or substantially all, of its assets in stocks that make up the Russell Midcap® Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Index.

Six out of 10 sectors within the benchmark posted negative returns during the year. Telecommunications services and information technology were the largest underperformers. Conversely, utilities and consumer staples produced the strongest results, as both posted double-digits gains during the year.

Current Outlook & Strategy: Our central case for 2012 is for modest economic growth in the face of a risky global environment. While we believe we will see a mild recession in Europe, the United States should post moderate growth; we expect U.S. consumer exuberance to be tempered by continued household balance sheet repair and by sluggish housing and jobs markets. In our opinion, inflation should remain contained despite a highly accommodative Federal Reserve Board. In the near term we believe S&P 500® Index earnings for fourth quarter 2011 may come under pressure because of global inventory drawdowns.

Top Ten Holdings* as of December 31, 2011 (as a percentage of net assets)
El Paso Corp.	0.5%
Spectra Energy Corp.	0.5%
Intuitive Surgical, Inc.	0.5%
Consolidated Edison, Inc.	0.5%
Ecolab, Inc.	0.5%
HJ Heinz Co.	0.4%
Marsh & McLennan Cos., Inc.	0.4%
PPL Corp.	0.4%
HCP, Inc.	0.4%
Equity Residential	0.4%
* Excludes short-term investments.

Portfolio holdings are subject to change daily.

*	Effective June 30, 2011, May Tong and Steve Sedmak replaced Vincent Costa as portfolio managers to the Portfolio.
**	Returns presented for the Portfolio are net of expenses.
***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM MID CAP INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I and S March 10, 2008		Since Inception of Class S2 February 27, 2009

Class ADV	(2.31)%	3.42%		—
Class I	(1.88)%	3.92%		—
Class S	(2.07)%	3.65%		—
Class S2	(2.18)%	—		28.53%
Russell Midcap® Index	(1.55)%	2.81	%(1)	29.52	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Mid Cap Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.

(2)	Since inception performance for the index is shown from March 1, 2009.

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT
Sector Diversification as of December 31, 2011 (as a percentage of net assets)
Financials	21.9%
Information Technology	16.8%
Industrials	15.7%
Consumer Discretionary	13.0%
Health Care	12.8%
Energy	6.6%
Materials	4.4%
Utilities	4.0%
Consumer Staples	3.8%
Telecommunications	0.8%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING RussellTM Small Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index. The Portfolio is managed by May Tong and Steve Sedmak, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of (4.19)% compared to the Russell 2000® Index, which returned (4.18)% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index. The Portfolio attempts to track the Russell 2000® Index by investing all, or substantially all, of its assets in stocks that make up the Russell 2000® Index. The Portfolio may not always hold all of the same securities as the Russell 2000® Index.

Three out of the 10 sectors in the benchmark posted positive returns for the year, including utilities, consumer staples and health care. Conversely, materials, energy and consumer discretionary were the largest negative returning sectors in 2011. However, information technology detracted the most from the Portfolio’s results, as it is the second largest sector in the benchmark.

Current Outlook & Strategy: Our central case for 2012 is for modest economic growth in the face of a risky global environment. While we believe we will see a mild recession in Europe, the United States should post moderate growth; we expect U.S. consumer exuberance to be tempered by continued household balance sheet repair and by sluggish housing and jobs markets. In our opinion, inflation should remain contained despite a highly accommodative Federal Reserve Board. In the near term we believe S&P 500® Index earnings for fourth quarter 2011 may come under pressure because of global inventory drawdowns.

Top Ten Holdings* as of December 31, 2011 (as a percentage of net assets)
Netlogic Microsystems, Inc.	0.3%
Healthspring, Inc.	0.3%
Onyx Pharmaceuticals, Inc.	0.3%
Jack Henry & Associates, Inc.	0.3%
Salix Pharmaceuticals Ltd.	0.3%
HMS Holdings Corp.	0.3%
Nu Skin Enterprises, Inc.	0.3%
World Fuel Services Corp.	0.3%
Alaska Air Group, Inc.	0.3%
Signature Bank	0.3%
* Excludes short-term investments.

Portfolio holdings are subject to change daily.

*	Effective June 30, 2011, May Tong and Steve Sedmak replaced Vincent Costa as portfolio managers to the Portfolio.
**	Returns presented for the Portfolio are net of expenses.
***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM SMALL CAP INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I and S March 10, 2008		Since Inception of Class S2 February 27, 2009

Class ADV	(4.45)%	4.49%		—
Class I	(3.92)%	5.00%		—
Class S	(4.19)%	4.70%		—
Class S2	(4.38)%	—		26.34%
Russell 2000® Index	(4.18)%	3.50	%(1)	27.26	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Small Cap Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.

(2)	Since inception performance for the index is shown from March 1, 2009.

ING U.S. BOND INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT
Investment Type Allocation as of December 31, 2011 (as a percentage of net assets)
U.S. Government Agency Obligations	36.8%
U.S. Treasury Obligations	36.7%
Corporate Bonds/Notes	24.3%
Collateralized Mortgage Obligations	2.2%
Municipal Bonds	0.9%
Foreign Government Bonds	0.8%
Liabilities in Excess of Other Assets*	(1.7)%
Net Assets	100.0%
* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING U.S. Bond Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Barclays Capital U.S. Aggregate Bond Index. The Portfolio is managed by Andrew A. Johnson, Managing Director, and Tracy L. Gage, Senior Vice President, of Neuberger Berman Fixed Income LLC — the Sub-Adviser.

Performance*: For the year ended December 31, 2011, the Portfolio’s Class I shares provided a total return of 7.20% compared to the Barclays Capital U.S. Aggregate Bond Index, which returned 7.84% for the same period.

Portfolio Specifics**: The Portfolio underperformed its benchmark in 2011. Several macro issues, including the Arab Spring, the devastating earthquake in Japan, fears of a global economic slowdown, Standard & Poor’s downgrade of U.S. sovereign debt and the ongoing European sovereign debt crisis, triggered several flights to quality. During these times, investors generally fled to the safety of U.S. Treasury securities. During the year, we experienced underperformance in the banking sector. This was due to our positioning in large money center financials in lieu of exposure to regional banks. We feel the larger banks offer much better value at current spreads, due to their diversified revenue stream. Additionally, they have dominant positions in both commercial lending and investment banking. In general, regional banks lack business diversification and are highly dependent on local commercial real estate markets. Specific issuers that had a negative impact on performance included Morgan Stanley and Bank of America Corp.

Our position in Qwest Corp. (“Qwest”) had a positive impact on performance. This entity is an operating subsidiary of CenturyLink and it benefits from an under-levered balance sheet, as well as strong asset coverage ratios. As management delivered on executing their business plan over the past year, the market recognized this progress and compressed Qwest’s spreads relative to other BBB rated telecommunication credits.

Keeping with the mandate, throughout the year we employed a risk-constrained investment strategy that maintains a neutral duration position, yield curve structure, and sector structure relative to the benchmark. However, we do have discretion to seek added value through issue selection.

Top Ten Holdings* as of December 31, 2011 (as a percentage of net assets)
United States Treasury Note/Bond, 1.875%, 09/30/17	3.7%
United States Treasury Note/Bond, 1.375%, 03/15/13	3.0%
United States Treasury Note/Bond, 3.500%, 02/15/39	2.5%
United States Treasury Note/Bond, 0.500%, 10/15/13	2.5%
United States Treasury Note/Bond, 2.375%, 07/31/17	2.4%
United States Treasury Note/Bond, 1.000%, 05/15/14	2.0%
Ginnie Mae, 4.500%, 01/20/40	1.9%
United States Treasury Note/Bond, 4.375%, 05/15/40	1.7%
United States Treasury Note/Bond, 0.375%, 09/30/12	1.7%
United States Treasury Note/Bond, 1.125%, 12/15/12	1.6%
* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We continue to manage the Portfolio per its mandate with neutral exposure relative to the benchmark for changes in the level of interest rates and the shape of the yield curve. We seek to add value through security selection.

We believe U.S. growth will remain modest, but generally positive, as the economy adjusts to tighter fiscal conditions. Easy monetary conditions, ample liquidity and stronger balance sheets for both consumers and corporations (higher savings rate for the former and significant amounts of cash and extended debt maturities for the latter) should, in our view, provide an improved environment for consumer spending and, thus, U.S. growth. We think unemployment will remain elevated but begin to drift lower. Overall, in our opinion, GDP growth will most likely be between 1.5% and 2.5% in 2012.

While the magnitude of today’s macro issues cannot be discounted, it appears to us that the prospects for the economy and spread sectors are generally positive. That being said, it would be naîve to think that there will not be periods of heightened volatility and perhaps even some sleepless nights for investors in 2012. Overall, we are encouraged by the underlying fundamentals in many spread sectors, and believe these very fundamentals will ultimately drive performance when some of the current macro issues subside.

*	Returns presented for the Portfolio are net of expenses.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING U.S. BOND INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Class I March 7, 2008		Since Inception of Classes ADV and S March 10, 2008		Since Inception of Class S2 February 27, 2009

Class ADV	6.75%	—		5.48%		—
Class I	7.20%	5.98%		—		—
Class S	6.96%	—		5.69%		—
Class S2	6.87%	—		—		6.83%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.17	%(1)	6.17	%(1)	7.66	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING U.S. Bond Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.

(2)	Since inception performance for the index is shown from March 1, 2009.

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT
Sector Diversification as of December 31, 2011 (as a percentage of net assets)
Financials	24.2%
Telecommunications	18.7%
Health Care	11.8%
Utilities	11.1%
Consumer Staples	10.6%
Energy	8.9%
Industrials	4.2%
Materials	3.4%
Consumer Discretionary	3.0%
Information Technology	2.5%
Exchange-Traded Funds	0.2%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING WisdomTreeSM Global High-Yielding Equity Index Portfolio (the “Portfolio”) seeks investment returns that closely correspond to the price and yield performance (before fees and expenses) of the WidomTreeSM Global High-Yielding Equity Index. The Portfolio is managed by May Tong and Steve Sedmak, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of (3.87)% compared to the WisdomTreeSM Global High-Yielding Equity Index, which returned (3.06)% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the WisdomTreeSM Global High-Yielding Equity Index. The Portfolio attempts to track the WisdomTreeSM Global High-Yielding Equity Index by investing all, or substantially all, of its assets in stocks that make up the WisdomTreeSM Global High-Yielding Equity Index. The Portfolio may not always hold all of the same securities as the WisdomTreeSM Global High-Yielding Equity Index.

Six out of the 10 sectors posted negative returns with five of the six sectors posting double-digit negative returns. Consumer discretionary, materials and financials were the worst performing sectors. In contrast, defensive sectors such as health care, consumer staples and energy were the top positive returning sectors.

Top Ten Holdings as of December 31, 2011 (as a percentage of net assets)
AT&T, Inc.	2.0%
Vodafone Group PLC	1.8%
China Mobile Ltd.	1.7%
Total S.A.	1.4%
GlaxoSmithKline PLC	1.4%
Nestle S.A.	1.4%
Telefonica S.A.	1.4%
Pfizer, Inc.	1.3%
Commonwealth Bank of Australia	1.3%
Novartis AG	1.3%

Portfolio holdings are subject to change daily.

Current Outlook & Strategy: Our central case for 2012 is for modest economic growth in the face of a risky global environment. While we believe we will see a mild recession in Europe, the United States should post moderate growth; we expect U.S. consumer exuberance to be tempered by continued household balance sheet repair and by sluggish housing and jobs markets. In our opinion, inflation should remain contained despite a highly accommodative Federal Reserve Board. In the near term we believe S&P 500® Index earnings for fourth quarter 2011 may come under pressure because of global inventory drawdowns.

*	Effective June 30, 2011, May Tong and Steve Sedmak replaced Vincent Costa as portfolio managers to the Portfolio.

**
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I and S January 28, 2008

Class ADV	(4.18)%	(5.23)%
Class I	(4.14)%	(5.65)%
Class S	(3.87)%	(4.97)%
WisdomTreeSM Global High-Yielding Equity Index	(3.06)%	(3.97	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING WisdomTreeSM Global High-Yielding Equity Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from February 1, 2008.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*
ING Australia Index Portfolio
Class ADV	$1,000.00	$853.20	0.97%	$4.53	$1,000.00	$1,020.32	0.97%	$4.94
Class I	1,000.00	855.50	0.47	2.20	1,000.00	1,022.84	0.47	2.40
ING Emerging Markets Index Portfolio
Class ADV(1)	1,000.00	1,031.00	1.22	0.41	1,000.00	1,019.06	1.22	6.21
Class I(1)	1,000.00	1,032.00	0.72	0.24	1,000.00	1,021.58	0.72	3.67
Class S(1)	1,000.00	1,031.00	0.97	0.32	1,000.00	1,020.32	0.97	4.94
Class S2(1)	1,000.00	1,031.00	1.12	0.37	1,000.00	1,019.56	1.12	5.70
ING Euro STOXX 50® Index Portfolio
Class ADV	1,000.00	729.40	0.92	4.01	1,000.00	1,020.57	0.92	4.69
Class I	1,000.00	730.90	0.42	1.83	1,000.00	1,023.09	0.42	2.14

*	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was December 19, 2011. Expenses paid for the actual Portfolios’ return reflect the 12-day period ended December 31, 2011.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*
ING FTSE 100 Index® Portfolio
Class ADV	$1,000.00	$917.70	0.91%	$4.40	$1,000.00	$1,020.62	0.91%	$4.63
Class I	1,000.00	919.80	0.41	1.98	1,000.00	1,023.14	0.41	2.09
ING Hang Seng Index Portfolio
Class ADV	1,000.00	823.40	1.27	5.84	1,000.00	1,018.80	1.27	6.46
Class I	1,000.00	826.00	0.77	3.54	1,000.00	1,021.32	0.77	3.92
Class S	1,000.00	824.80	1.02	4.69	1,000.00	1,020.06	1.02	5.19
ING International Index Portfolio
Class ADV	1,000.00	829.50	1.00	4.61	1,000.00	1,020.16	1.00	5.09
Class I	1,000.00	832.00	0.51	2.35	1,000.00	1,022.63	0.51	2.60
Class S	1,000.00	831.10	0.76	3.51	1,000.00	1,021.37	0.76	3.87
Class S2	1,000.00	830.50	0.91	4.20	1,000.00	1,020.62	0.91	4.63
ING Japan TOPIX Index Portfolio
Class ADV	1,000.00	895.90	0.97	4.64	1,000.00	1,020.32	0.97	4.94
Class I	1,000.00	898.50	0.47	2.25	1,000.00	1,022.84	0.47	2.40
ING RussellTM Large Cap Growth Index Portfolio
Class ADV	1,000.00	984.60	0.99	4.95	1,000.00	1,020.21	0.99	5.04
Class I	1,000.00	987.30	0.49	2.45	1,000.00	1,022.74	0.49	2.50
Class S	1,000.00	985.30	0.74	3.70	1,000.00	1,021.48	0.74	3.77
ING RussellTM Large Cap Index Portfolio
Class ADV	1,000.00	968.90	0.87	4.32	1,000.00	1,020.82	0.87	4.43
Class I	1,000.00	973.10	0.37	1.84	1,000.00	1,023.34	0.37	1.89
Class S	1,000.00	970.10	0.62	3.08	1,000.00	1,022.08	0.62	3.16
Class S2	1,000.00	969.50	0.77	3.82	1,000.00	1,021.32	0.77	3.92
ING RussellTM Large Cap Value Index Portfolio
Class ADV	1,000.00	954.70	0.99	4.88	1,000.00	1,020.21	0.99	5.04
Class I	1,000.00	957.20	0.49	2.42	1,000.00	1,022.74	0.49	2.50
Class S	1,000.00	955.60	0.74	3.65	1,000.00	1,021.48	0.74	3.77
ING RussellTM Mid Cap Growth Index Portfolio
Class ADV	1,000.00	893.00	0.99	4.72	1,000.00	1,020.21	0.99	5.04
Class I	1,000.00	895.60	0.49	2.34	1,000.00	1,022.74	0.49	2.50
Class S	1,000.00	894.30	0.74	3.53	1,000.00	1,021.48	0.74	3.77
Class S2	1,000.00	893.60	0.89	4.25	1,000.00	1,020.72	0.89	4.53
ING RussellTM Mid Cap Index Portfolio
Class ADV	1,000.00	906.80	0.93	4.47	1,000.00	1,020.52	0.93	4.74
Class I	1,000.00	908.60	0.43	2.07	1,000.00	1,023.04	0.43	2.19
Class S	1,000.00	908.10	0.68	3.27	1,000.00	1,021.78	0.68	3.47
Class S2	1,000.00	907.00	0.83	3.99	1,000.00	1,021.02	0.83	4.23

*	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*
ING RussellTM Small Cap Index Portfolio
Class ADV	$1,000.00	$901.20	0.95%	$4.55	$1,000.00	$1,020.42	0.95%	$4.84
Class I	1,000.00	903.90	0.45	2.16	1,000.00	1,022.94	0.45	2.29
Class S	1,000.00	902.60	0.70	3.36	1,000.00	1,021.68	0.70	3.57
Class S2	1,000.00	901.20	0.85	4.07	1,000.00	1,020.92	0.85	4.33
ING U.S. Bond Index Portfolio
Class ADV	1,000.00	1,044.90	0.94	4.85	1,000.00	1,020.47	0.94	4.79
Class I	1,000.00	1,047.20	0.44	2.27	1,000.00	1,022.99	0.44	2.24
Class S	1,000.00	1,045.50	0.69	3.56	1,000.00	1,021.73	0.69	3.52
Class S2	1,000.00	1,045.80	0.84	4.33	1,000.00	1,020.97	0.84	4.28
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
Class ADV	1,000.00	882.80	1.34	6.36	1,000.00	1,018.45	1.34	6.82
Class I	1,000.00	886.40	0.84	3.99	1,000.00	1,020.97	0.84	4.28
Class S	1,000.00	884.70	1.09	5.18	1,000.00	1,019.71	1.09	5.55

*	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Variable Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of ING Australia Index Portfolio, ING Emerging Markets Index Portfolio , ING Euro STOXX 50® Index Portfolio, ING FTSE 100 Index® Portfolio, ING Hang Seng Index Portfolio, ING International Index Portfolio, ING Japan TOPIX Index Portfolio, ING RussellTM Large Cap Growth Index Portfolio, ING RussellTM Large Cap Index Portfolio, ING RussellTM Large Cap Value Index Portfolio, ING RussellTM Mid Cap Growth Index Portfolio, ING RussellTM Mid Cap Index Portfolio, ING RussellTM Small Cap Index Portfolio, ING U.S. Bond Index Portfolio and ING WisdomTreeSM Global High-Yielding Equity Index Portfolio, each a series of the ING Variable Portfolios, Inc., as of December 31, 2011, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 23, 2012

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING Australia Index Portfolio	ING Emerging Markets Index Portfolio	ING Euro STOXX 50® Index Portfolio	ING FTSE 100 Index® Portfolio
ASSETS:
Investments in securities at value+*	$181,875,594	$57,565,138	$639,857,337	$515,407,650
Investments in affiliates**	—	—	10,407,925	—
Short-term investments at value***	10,293,690	4,016,000	15,732,609	—
Cash	24	—	23,322,032	13,863,795
Cash collateral for futures	725,009	535,837	496,228	1,920,379
Foreign currencies at value*****	1,599,823	272,267	1,274,780	4,173,723
Foreign cash collateral for futures******	204,698	—	801,675	—
Receivables:
Investments securities sold	—	—	—	47,417
Fund shares sold	1,610	9,494	5,635	5,843
Dividends	330,454	19,968	—	2,465,528
Interest	—	—	77	156
Foreign tax reclaim	—	—	57,070	54,730
Unrealized appreciation on forward foreign currency contracts	32,045	—	61,900	—
Prepaid expenses	6,691	18,377	11,943	10,199
Total assets	195,069,638	62,437,081	692,029,211	537,949,420

LIABILITIES:
Payable for fund shares redeemed	32,116	731,843	116,174	89,315
Payable upon receipt of securities loaned	5,176,690	—	15,732,609	—
Unrealized depreciation on forward foreign currency contracts	—	—	14,944	68,912
Payable to affiliates	56,746	7,251	197,170	160,555
Payable to custodian due to bank overdraft	—	280,792	—	—
Payable for directors fees	949	311	3,380	2,688
Other accrued expenses and liabilities	91,557	23,897	144,996	117,934
Total liabilities	5,358,058	1,044,094	16,209,273	439,404
NET ASSETS	$189,711,580	$61,392,987	$675,819,938	$537,510,016

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$210,384,187	$59,343,256	$812,367,195	$459,033,590
Undistributed net investment income	7,139,026	—	28,529,085	18,633,762
Accumulated net realized gain (loss)	(1,542,035)	(40,073)	(49,211,255)	25,800,964
Net unrealized appreciation (depreciation)	(26,269,598)	2,089,804	(115,865,087)	34,041,700
NET ASSETS	$189,711,580	$61,392,987	$675,819,938	$537,510,016
____________
+Including securities loaned at value	$4,892,933	$—	$14,896,435	$—
*Cost of investments in securities	$208,020,417	$55,577,991	$754,788,233	$481,335,880
**Cost of investments in affiliates	$—	$—	$11,645,093	$—
***Cost of short-term investments	$10,293,690	$4,016,000	$15,732,609	$—
*****Cost of foreign currencies	$1,579,902	$270,567	$1,288,411	$4,206,739
******Cost of foreign cash collateral for futures	$204,698	$—	$801,675	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011 (CONTINUED)

	ING Australia Index Portfolio	ING Emerging Markets Index Portfolio	ING Euro STOXX 50® Index Portfolio	ING FTSE 100 Index® Portfolio
Class ADV
Net assets	$2,625	$3,104	$3,240,967	$2,562,324
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	301	385,598	223,182
Net asset value and redemption price per share	$8.72	$10.31	$8.41	$11.48

Class I
Net assets	$189,708,955	$61,383,674	$672,578,971	$534,947,692
Shares authorized	100,000,000	100,000,000	200,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	21,655,109	5,950,750	79,133,836	46,166,988
Net asset value and redemption price per share	$8.76	$10.32	$8.50	$11.59

Class S
Net assets	n/a	$3,105	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	301	n/a	n/a
Net asset value and redemption price per share	n/a	$10.31	n/a	n/a

Class S2
Net assets	n/a	$3,104	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	301	n/a	n/a
Net asset value and redemption price per share	n/a	$10.31	n/a	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING Hang Seng Index Portfolio	ING International Index Portfolio	ING Japan TOPIX Index Portfolio	ING RussellTM Large Cap Growth Index Portfolio
ASSETS:
Investments in securities at value+*	$139,056,925	$308,322,320	$414,669,502	$365,433,434
Investments in affiliates**	—	845,160	—	—
Short-term investments at value***	3,894,851	20,116,512	26,806,055	9,881,857
Cash	401	514	16,511,214	803
Cash collateral for futures	76,277	3,190,731	1,369,163	597,153
Foreign currencies at value*****	131,816	7,212,732	779,185	—
Foreign cash collateral for futures******	486,283	—	404,667	—
Receivables:
Investments securities sold	—	6,949	—	138,280
Fund shares sold	866	478,297	3,542	23,762
Dividends	327,361	509,534	447,714	463,424
Interest	—	—	72	—
Foreign tax reclaim	—	137,522	—	—
Unrealized appreciation on forward foreign currency contracts	—	91,776	195,518	—
Prepaid expenses	2,828	6,031	8,348	6,901
Reimbursement due from manager	—	15,448	—	—
Total assets	143,977,608	340,933,526	461,194,980	376,545,614

LIABILITIES:
Payable for fund shares redeemed	25,284	3,006,059	95,356	189,685
Payable upon receipt of securities loaned	1,363,851	10,809,512	26,806,055	675,858
Unrealized depreciation on forward foreign currency contracts	—	12,703	—	—
Payable to affiliates	84,300	151,948	129,893	175,425
Payable for directors fees	712	1,647	2,170	1,878
Other accrued expenses and liabilities	126,934	88,426	207,773	28,181
Total liabilities	1,601,081	14,070,295	27,241,247	1,071,027
NET ASSETS	$142,376,527	$326,863,231	$433,953,733	$375,474,587

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$158,198,909	$451,659,178	$443,630,757	$467,754,569
Undistributed net investment income	1,777,449	8,989,947	6,769,272	4,485,017
Accumulated net realized gain (loss)	(5,577,782)	(171,481,615)	22,706,961	(191,258,394)
Net unrealized appreciation (depreciation)	(12,022,049)	37,695,721	(39,153,257)	94,493,395
NET ASSETS	$142,376,527	$326,863,231	$433,953,733	$375,474,587
____________
+Including securities loaned at value	$1,272,980	$10,255,498	$25,475,168	$661,564
*Cost of investments in securities	$151,050,911	$270,833,695	$453,998,791	$271,115,204
**Cost of investments in affiliates	$—	$873,403	$—	$—
***Cost of short-term investments	$3,894,851	$20,116,512	$26,806,055	$9,881,857
*****Cost of foreign currencies	$130,666	$7,221,784	$765,012	$—
******Cost of foreign cash collateral for futures	$486,283	$—	$404,667	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011 (CONTINUED)

	ING Hang Seng Index Portfolio	ING International Index Portfolio	ING Japan TOPIX Index Portfolio	ING RussellTM Large Cap Growth Index Portfolio
Class ADV
Net assets	$1,874,126	$3,035,847	$10,068,921	$262,682
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	168,769	418,760	1,073,387	17,872
Net asset value and redemption price per share	$11.10	$7.25	$9.38	$14.70

Class I
Net assets	$94,207,020	$249,268,306	$423,884,812	$221,400,062
Shares authorized	100,000,000	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	8,412,689	34,020,252	44,740,271	14,939,699
Net asset value and redemption price per share	$11.20	$7.33	$9.47	$14.82

Class S
Net assets	$46,295,381	$74,367,383	n/a	$153,811,843
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	4,149,933	10,215,732	n/a	10,418,821
Net asset value and redemption price per share	$11.16	$7.28	n/a	$14.76

Class S2
Net assets	n/a	$191,695	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	26,265	n/a	n/a
Net asset value and redemption price per share	n/a	$7.30	n/a	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING RussellTM Large Cap Index Portfolio	ING RussellTM Large Cap Value Index Portfolio	ING RussellTM Mid Cap Growth Index Portfolio	ING RussellTM Mid Cap Index Portfolio
ASSETS:
Investments in securities at value+*	$482,848,088	$86,235,538	$268,196,730	$1,443,213,093
Short-term investments at value***	23,081,769	5,492,560	9,676,617	74,685,774
Cash	—	401	1,244	24,581
Cash collateral for futures	1,396,313	122,339	367,900	3,071,272
Receivables:
Investments securities sold	—	29,767	6,192,931	150,114
Fund shares sold	211,336	458,113	1,519	544,766
Dividends	1,043,319	146,039	220,046	2,271,908
Foreign tax reclaim	—	—	86	5,630
Prepaid expenses	12,852	1,551	5,420	32,610
Reimbursement due from manager	13,267	—	—	25,036
Total assets	508,606,944	92,486,308	284,662,493	1,524,024,784

LIABILITIES:
Payable for investment securities purchased	—	1,508,337	—	—
Payable for fund shares redeemed	1,704,360	144,099	199,634	1,908,369
Payable upon receipt of securities loaned	1,020,769	133,460	9,676,617	31,343,474
Payable to affiliates	306,171	42,036	163,107	572,785
Payable to custodian due to bank overdraft	158	—	—	—
Payable for directors fees	2,535	451	1,368	7,457
Payable for borrowings against line of credit	—	—	1,090,000	—
Other accrued expenses and liabilities	95,690	46,690	32,511	139,281
Total liabilities	3,129,683	1,875,073	11,163,237	33,971,366
NET ASSETS	$505,477,261	$90,611,235	$273,499,256	$1,490,053,418

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$566,361,277	$90,856,779	$359,301,666	$1,095,992,469
Undistributed net investment income	12,340,679	1,720,068	975,617	17,742,544
Accumulated net realized gain (loss)	(238,597,432)	(20,081,990)	(147,719,515)	47,265,019
Net unrealized appreciation	165,372,737	18,116,378	60,941,488	329,053,386
NET ASSETS	$505,477,261	$90,611,235	$273,499,256	$1,490,053,418
____________
+Including securities loaned at value	$998,480	$130,524	$9,450,300	$30,567,253
*Cost of investments in securities	$318,243,555	$68,165,405	$207,245,288	$1,113,952,059
***Cost of short-term investments	$23,081,769	$5,492,560	$9,676,617	$74,685,774

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011 (CONTINUED)

	ING RussellTM Large Cap Index Portfolio	ING RussellTM Large Cap Value Index Portfolio	ING RussellTM Mid Cap Growth Index Portfolio	ING RussellTM Mid Cap Index Portfolio
Class ADV
Net assets	$8,963,533	$26,236	$4,758	$25,606,128
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	929,100	2,112	300	2,330,110
Net asset value and redemption price per share	$9.65	$12.42	$15.86	$10.99

Class I
Net assets	$98,852,967	$41,335,263	$4,019,791	$1,311,921,130
Shares authorized	400,000,000	100,000,000	100,000,000	300,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	10,111,622	3,304,482	251,829	117,740,359
Net asset value and redemption price per share	$9.78	$12.51	$15.96	$11.14

Class S
Net assets	$397,371,338	$49,249,736	$267,999,084	$149,955,712
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	40,884,613	3,949,680	16,839,563	13,547,597
Net asset value and redemption price per share	$9.72	$12.47	$15.91	$11.07

Class S2
Net assets	$289,423	n/a	$1,475,623	$2,570,448
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	29,322	n/a	92,902	233,256
Net asset value and redemption price per share	$9.87	n/a	$15.88	$11.02

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING RussellTM Small Cap Index Portfolio	ING U.S. Bond Index Portfolio	ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
ASSETS:
Investments in securities at value+*	$698,096,741	$3,870,531,461	$171,966,860
Short-term investments at value***	57,562,815	389,464,865	560,000
Cash	9,484	—	1,332
Cash collateral for futures	1,103,760	—	179,775
Foreign currencies at value*****	138,594	—	1,400,180
Receivables:
Investments securities sold	106,875	41,378,071	5,649
Investment securities sold on a delayed-delivery or when-issued basis	—	14,514,299	—
Fund shares sold	279,696	1,547,399	—
Dividends	974,721	6,236	486,079
Interest	—	21,940,293	1,815
Foreign tax reclaim	—	20,412	96,241
Prepaid expenses	12,891	79,359	3,458
Reimbursement due from manager	10,545	—	6,516
Total assets	758,296,122	4,339,482,395	174,707,905

LIABILITIES:
Payable for investment securities purchased	—	2,760,142	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	497,599,936	—
Payable for fund shares redeemed	10,844,692	7,980,555	42,811
Payable upon receipt of securities loaned	47,120,015	22,765,753	—
Payable to affiliates	311,141	1,376,268	119,593
Payable for directors fees	3,554	19,066	872
Other accrued expenses and liabilities	70,370	301,287	156,869
Total liabilities	58,349,772	532,803,007	320,145
NET ASSETS	$699,946,350	$3,806,679,388	$174,387,760

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$554,961,557	$3,562,704,923	$218,118,324
Undistributed net investment income	6,208,264	2,836,039	7,110,423
Accumulated net realized gain (loss)	35,689,244	94,873,217	(48,199,553)
Net unrealized appreciation (depreciation)	103,087,285	146,265,209	(2,641,434)
NET ASSETS	699,946,350	3,806,679,388	174,387,760
____________
+Including securities loaned at value	$45,556,851	$22,643,321	$—
*Cost of investments in securities	$595,024,645	$3,724,301,157	$174,591,411
***Cost of short-term investments	$57,562,815	$389,429,960	$560,000
*****Cost of foreign currencies	$145,218	$—	$1,414,397

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011 (CONTINUED)

	ING RussellTM Small Cap Index Portfolio	ING U.S. Bond Index Portfolio	ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
Class ADV
Net assets	$21,501,458	$9,397,067	$812,166
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,857,316	851,216	110,025
Net asset value and redemption price per share	$11.58	$11.04	$7.38

Class I
Net assets	$504,084,949	$3,479,437,303	$8
Shares authorized	100,000,000	500,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	42,881,797	314,347,816	1
Net asset value and redemption price per share	$11.76	$11.07	$7.18

Class S
Net assets	$172,182,175	$317,637,686	$173,575,586
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	14,741,699	28,768,634	23,327,913
Net asset value and redemption price per share	$11.68	$11.04	$7.44

Class S2
Net assets	$2,177,768	$207,332	n/a
Shares authorized	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	187,859	18,762	n/a
Net asset value and redemption price per share	$11.59	$11.05	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Australia Index Portfolio	ING Emerging Markets Index Portfolio	ING Euro STOXX 50® Index Portfolio	ING FTSE 100 Index® Portfolio
	March 2, 2011(1) to December 31, 2011	December 19, 2011(1) to December 31, 2011
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,938,946	$19,968	$26,696,663	$21,398,397
Interest	29,138	—	6,985	1,736
Securities lending income, net	30,000	—	2,496,651	253,340
Total investment income	6,998,084	19,968	29,200,299	21,653,473

EXPENSES:
Investment management fees	982,488	9,969	4,252,142	3,455,531
Distribution and service fees:
Class ADV	12	—	54,915	25,423
Transfer agent fees	290	36	920	1,230
Administrative service fees	163,746	1,813	708,682	575,915
Shareholder reporting expense	30,965	324	34,612	32,419
Professional fees	29,311	1,296	62,399	48,343
Custody and accounting expense	88,769	2,028	284,657	165,156
Directors fees	5,016	311	32,725	26,716
Offering expense	15,781	623	—	—
Miscellaneous expense	7,164	62	43,410	45,582
Interest expense	98	—	440	739
License fee	15,031	1,151	14,184	24,840
Total expenses	1,338,671	17,613	5,489,086	4,401,894
Net waived and reimbursed fees	(573,114)	(4,531)	(2,480,399)	(2,015,712)
Net expenses	765,557	13,082	3,008,687	2,386,182
Net investment income	6,232,527	6,886	26,191,612	19,267,291

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(792,025)	334	(35,179,007)	27,318,466
Foreign currency related transactions	703,543	(272,546)	2,954,549	(36,347)
Futures	(553,883)	(40)	(2,634,369)	23,267
Net realized gain (loss)	(642,365)	(272,252)	(34,858,827)	27,305,386
Net change in unrealized appreciation (depreciation) on:
Investments	(26,144,823)	1,987,147	(103,695,220)	(60,613,389)
Foreign currency related transactions	54,337	1,700	(47,003)	324,174
Futures	(179,112)	100,957	463,454	(12,360)
Net change in unrealized appreciation (depreciation)	(26,269,598)	2,089,804	(103,278,769)	(60,301,575)
Net realized and unrealized gain (loss)	(26,911,963)	1,817,552	(138,137,596)	(32,996,189)
Increase (decrease) in net assets resulting from operations	$(20,679,436)	$1,824,438	$(111,945,984)	$(13,728,898)
____________
*Foreign taxes withheld	$59,184	$—	$4,519,422	$251,955

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Hang Seng Index Portfolio	ING International Index Portfolio	ING Japan TOPIX Index Portfolio	ING RussellTM Large Cap Growth Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,959,754	$10,911,874	$8,934,489	$6,721,365
Interest	—	9,930	—	—
Securities lending income, net	23,857	484,606	106,409	4,640
Total investment income	4,983,611	11,406,410	9,040,898	6,726,005

EXPENSES:
Investment management fees	1,023,698	1,328,464	2,703,447	1,722,755
Distribution and service fees:
Class ADV	8,285	17,184	50,915	1,293
Class S	163,075	236,876	—	378,646
Class S2	—	326	—	—
Transfer agent fees	291	693	557	533
Administrative service fees	170,614	349,591	450,569	382,830
Shareholder reporting expense	8,760	10,072	28,424	31,675
Professional fees	66,898	35,368	43,128	30,870
Custody and accounting expense	113,064	201,254	355,433	40,150
Directors fees	7,317	15,691	20,408	16,929
Miscellaneous expense	16,336	59,228	28,240	15,782
Interest expense	945	448	2,351	224
License fee	68,247	—	45,062	—
Total expenses	1,647,530	2,255,195	3,728,534	2,621,687
Net waived and reimbursed fees	(170,614)	(203,829)	(1,577,000)	(382,830)
Net expenses	1,476,916	2,051,366	2,151,534	2,238,857
Net investment income	3,506,695	9,355,044	6,889,364	4,487,148

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,866,158)	2,044,423	25,868,469	9,297,224
Foreign currency related transactions	(16,041)	(3,037)	175,961	—
Futures	(220,376)	(1,428,644)	(824,108)	793,474
Net realized gain (loss)	(4,102,575)	612,742	25,220,322	10,090,698
Net change in unrealized appreciation (depreciation) on:
Investments	(29,941,641)	(52,438,905)	(89,378,235)	477,697
Foreign currency related transactions	3,973	212,863	101,798	—
Futures	(79,561)	135,827	(230,867)	(37,477)
Net change in unrealized appreciation (depreciation)	(30,017,229)	(52,090,215)	(89,507,304)	440,220
Net realized and unrealized gain (loss)	(34,119,804)	(51,477,473)	(64,286,982)	10,530,918
Increase (decrease) in net assets resulting from operations	$(30,613,109)	$(42,122,429)	$(57,397,618)	$15,018,066
____________
*Foreign taxes withheld	$252,056	$953,750	$672,312	$3,300

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING RussellTM Large Cap Index Portfolio	ING RussellTM Large Cap Value Index Portfolio	ING RussellTM Mid Cap Growth Index Portfolio	ING RussellTM Mid Cap Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$16,256,801	$2,268,014	$3,258,009	$25,926,605
Securities lending income, net	10,334	309	123,287	791,398
Total investment income	16,267,135	2,268,323	3,381,296	26,718,003

EXPENSES:
Investment management fees	1,914,277	403,297	1,417,834	4,888,743
Distribution and service fees:
Class ADV	53,358	137	25	105,619
Class S	1,071,640	115,153	768,565	408,625
Class S2	836	—	8,380	6,805
Transfer agent fees	844	231	454	1,781
Administrative service fees	765,705	89,621	315,070	1,576,990
Shareholder reporting expense	27,766	2,668	29,655	137,880
Professional fees	33,856	11,707	25,805	118,669
Custody and accounting expense	75,639	12,792	34,310	174,329
Directors fees	34,205	3,907	14,097	69,022
Miscellaneous expense	29,909	5,723	15,991	59,772
Interest expense	172	—	207	190
Total expenses	4,008,207	645,236	2,630,393	7,548,425
Net waived and reimbursed fees	(49,847)	(89,621)	(316,746)	(237,014)
Net expenses	3,958,360	555,615	2,313,647	7,311,411
Net investment income	12,308,775	1,712,708	1,067,649	19,406,592

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	67,461,684	3,743,142	29,276,885	55,789,848
Futures	(507,393)	91,004	320,193	1,113,944
Net realized gain	66,954,291	3,834,146	29,597,078	56,903,792
Net change in unrealized appreciation (depreciation) on:
Investments	(61,569,285)	(5,169,596)	(37,167,340)	(100,293,235)
Futures	(61,275)	29,305	(357,216)	(700,078)
Net change in unrealized appreciation (depreciation)	(61,630,560)	(5,140,291)	(37,524,556)	(100,993,313)
Net realized and unrealized gain (loss)	5,323,731	(1,306,145)	(7,927,478)	(44,089,521)
Increase (decrease) in net assets resulting from operations	$17,632,506	$406,563	$(6,859,829)	$(24,682,929)
____________
*Foreign taxes withheld	$22,109	$4,624	$1,103	$6,058

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING RussellTM Small Cap Index Portfolio	ING U.S. Bond Index Portfolio	ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$9,021,094	$80,545	$9,483,484
Interest, net of foreign taxes withheld*	—	97,047,881	32,097
Securities lending income, net	1,126,173	76,006	—
Total investment income	10,147,267	97,204,432	9,515,581

EXPENSES:
Investment management fees	2,495,294	11,942,615	903,034
Distribution and service fees:
Class ADV	88,688	25,556	4,793
Class S	503,118	636,812	488,383
Class S2	6,247	331	—
Transfer agent fees	1,262	4,292	276
Administrative service fees	756,142	3,909,173	196,311
Shareholder reporting expense	62,035	211,437	15,463
Professional fees	54,875	247,130	29,535
Custody and accounting expense	109,535	392,557	109,936
Directors fees	42,269	171,350	8,924
Miscellaneous expense	33,474	147,498	13,267
Interest expense	152	—	1,786
License fee	—	—	363,365
Total expenses	4,153,091	17,688,751	2,135,073
Net recouped/waived and reimbursed fees	(148,478)	158,210	11,031
Net expenses	4,004,613	17,846,961	2,146,104
Net investment income	6,142,654	79,357,471	7,369,477

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	45,306,619	106,566,855	2,279,175
Foreign currency related transactions	(93)	—	(154,764)
Futures	488,035	—	(268,075)
Net realized gain	45,794,561	106,566,855	1,856,336
Net change in unrealized appreciation (depreciation) on:
Investments	(77,365,605)	83,787,835	(16,055,077)
Foreign currency related transactions	(515)	—	(49,883)
Futures	(305,648)	—	7,636
Net change in unrealized appreciation (depreciation)	(77,671,768)	83,787,835	(16,097,324)
Net realized and unrealized gain (loss)	(31,877,207)	190,354,690	(14,240,988)
Increase (decrease) in net assets resulting from operations	$(25,734,553)	$269,712,161	$(6,871,511)
____________
*Foreign taxes withheld	$4,319	$1,118	$783,768

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Australia Index Portfolio	ING Emerging Markets Index Portfolio	ING Euro STOXX 50® Index Portfolio
	March 2, 2011(1) to December 31, 2011	December 19, 2011(1) to December 31, 2011	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$6,232,527	$6,886	$26,191,612	$24,423,928
Net realized (loss)	(642,365)	(272,252)	(34,858,827)	(8,236,308)
Net change in unrealized appreciation (depreciation)	(26,269,598)	2,089,804	(103,278,769)	(60,162,039)
Increase (decrease) in net assets resulting from operations	(20,679,436)	1,824,438	(111,945,984)	(43,974,419)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(582,821)	(6,194)
Class I	—	—	(24,444,279)	(4,233,833)
Net realized gains:
Class ADV	—	—	—	(2,814)
Class I	—	—	—	(1,799,379)
Total distributions	—	—	(25,027,100)	(6,042,220)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	266,269,038	60,528,422	346,846,951	354,207,901
Reinvestment of distributions	—	—	25,027,100	6,042,220
	266,269,038	60,528,422	371,874,051	360,250,121
Cost of shares redeemed	(55,878,022)	(959,873)	(437,696,268)	(256,421,413)
Net increase (decrease) in net assets resulting from capital share transactions	210,391,016	59,568,549	(65,822,217)	103,828,708
Net increase (decrease) in net assets	189,711,580	61,392,987	(202,795,301)	53,812,069

NET ASSETS:
Beginning of year or period	—	—	878,615,239	824,803,170
End of year or period	$189,711,580	$61,392,987	$675,819,938	$878,615,239
Undistributed net investment income at end of year or period	$7,139,026	$—	$28,529,085	$24,410,025

____________
(1)Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING FTSE 100 Index® Portfolio		ING Hang Seng Index Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$19,267,291	$17,064,715	$3,506,695	$3,020,266
Net realized gain (loss)	27,305,386	7,304,959	(4,102,575)	(950,360)
Net change in unrealized appreciation (depreciation)	(60,301,575)	39,962,512	(30,017,229)	8,144,044
Increase (decrease) in net assets resulting from operations	(13,728,898)	64,332,186	(30,613,109)	10,213,950

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(150,823)	(6,380)	(39,578)	(3)
Class I	(16,601,491)	(4,260,839)	(2,606,668)	(84,227)
Class S	—	—	(1,692,517)	(35,938)
Class S2	—	—	—	(3)
Net realized gains:
Class ADV	(78,591)	(7,278)	—	—
Class I	(8,101,421)	(4,221,321)	—	—
Total distributions	(24,932,326)	(8,495,818)	(4,338,763)	(120,171)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	166,706,399	142,986,249	41,965,403	111,215,984
Reinvestment of distributions	24,932,326	8,495,818	4,338,763	120,165
	191,638,725	151,482,067	46,304,166	111,336,149
Cost of shares redeemed	(284,392,248)	(159,038,732)	(91,952,358)	(43,497,582)
Net increase (decrease) in net assets resulting from capital share transactions	(92,753,523)	(7,556,665)	(45,648,192)	67,838,567
Net increase (decrease) in net assets	(131,414,747)	48,279,703	(80,600,064)	77,932,346

NET ASSETS:
Beginning of year or period	668,924,763	620,645,060	222,976,591	145,044,245
End of year or period	$537,510,016	$668,924,763	$142,376,527	$222,976,591
Undistributed net investment income at end of year or period	$18,633,762	$16,480,679	$1,777,449	$4,337,456

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Index Portfolio		ING Japan TOPIX Index Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$9,355,044	$7,526,873	$6,889,364	$6,716,631
Net realized gain (loss)	612,742	(1,361,616)	25,220,322	4,423,916
Net change in unrealized appreciation (depreciation)	(52,090,215)	18,497,086	(89,507,304)	47,884,898
Increase (decrease) in net assets resulting from operations	(42,122,429)	24,662,343	(57,397,618)	59,025,445

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(77,309)	(63,107)	(172,144)	(2,683)
Class I	(6,107,079)	(8,402,417)	(8,220,669)	(552,840)
Class S	(2,323,514)	(3,695,507)	—	—
Class S2	(109)	(153)	—	—
Net realized gains:
Class ADV	—	—	(84,785)	(1,328)
Class I	—	—	(3,588,027)	(244,619)
Total distributions	(8,508,011)	(12,161,184)	(12,065,625)	(801,470)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	151,844,251	126,127,350	341,093,830	43,544,903
Reinvestment of distributions	8,507,901	12,161,031	12,065,625	801,470
	160,352,152	138,288,381	353,159,455	44,346,373
Cost of shares redeemed	(149,518,925)	(114,314,343)	(263,026,364)	(194,057,177)
Net increase (decrease) in net assets resulting from capital share transactions	10,833,227	23,974,038	90,133,091	(149,710,804)
Net increase (decrease) in net assets	(39,797,213)	36,475,197	20,669,848	(91,486,829)

NET ASSETS:
Beginning of year or period	366,660,444	330,185,247	413,283,885	504,770,714
End of year or period	$326,863,231	$366,660,444	$433,953,733	$413,283,885
Undistributed net investment income at end of year or period	$8,989,947	$8,813,114	$6,769,272	$8,210,613

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING RussellTM Large Cap Growth Index Portfolio		ING RussellTM Large Cap Index Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$4,487,148	$4,407,242	$12,308,775	$11,181,871
Net realized gain	10,090,698	11,187,912	66,954,291	3,473,353
Net change in unrealized appreciation (depreciation)	440,220	28,090,339	(61,630,560)	73,731,922
Increase in net assets resulting from operations	15,018,066	43,685,493	17,632,506	88,387,146

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(2,421)	(865)	(135,734)	(257,832)
Class I	(2,891,487)	(1,566,141)	(4,989,150)	(9,567,028)
Class S	(1,499,465)	(786,063)	(6,025,330)	(14,948,772)
Class S2	—	—	(706)	—
Total distributions	(4,393,373)	(2,353,069)	(11,150,920)	(24,773,632)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	54,197,206	17,327,316	224,991,761	261,969,413
Reinvestment of distributions	4,393,373	2,353,069	11,150,920	24,773,632
	58,590,579	19,680,385	236,142,681	286,743,045
Cost of shares redeemed	(81,164,792)	(59,853,547)	(542,491,070)	(244,093,332)
Net increase (decrease) in net assets resulting from capital share transactions	(22,574,213)	(40,173,162)	(306,348,389)	42,649,713
Net increase (decrease) in net assets	(11,949,520)	1,159,262	(299,866,803)	106,263,227

NET ASSETS:
Beginning of year or period	387,424,107	386,264,845	805,344,064	699,080,837
End of year or period	$375,474,587	$387,424,107	$505,477,261	$805,344,064
Undistributed net investment income at end of year or period	$4,485,017	$4,392,640	$12,340,679	$11,150,027

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING RussellTM Large Cap Value Index Portfolio		ING RussellTM Mid Cap Growth Index Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$1,712,708	$1,405,176	$1,067,649	$1,411,821
Net realized gain	3,834,146	3,224,702	29,597,078	14,536,244
Net change in unrealized appreciation (depreciation)	(5,140,291)	3,714,950	(37,524,556)	52,174,653
Increase (decrease) in net assets resulting from operations	406,563	8,344,828	(6,859,829)	68,122,718

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(355)	(362)	(10)	(5)
Class I	(736,480)	(713,610)	(30,780)	(38,679)
Class S	(665,917)	(582,509)	(1,301,916)	(879,428)
Class S2	—	—	(4,462)	(3,454)
Net realized gains:
Class ADV	—	(2,640)	—	(39)
Class I	—	(4,550,849)	—	(95,096)
Class S	—	(3,925,238)	—	(2,641,053)
Class S2	—	—	—	(14,387)
Total distributions	(1,402,752)	(9,775,208)	(1,337,168)	(3,672,141)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	26,352,332	22,353,661	33,177,007	48,215,986
Reinvestment of distributions	1,402,751	9,775,208	1,337,157	3,672,104
	27,755,083	32,128,869	34,514,164	51,888,090
Cost of shares redeemed	(25,265,647)	(19,940,092)	(92,967,808)	(59,231,817)
Net increase (decrease) in net assets resulting from capital share transactions	2,489,436	12,188,777	(58,453,644)	(7,343,727)
Net increase (decrease) in net assets	1,493,247	10,758,397	(66,650,641)	57,106,850

NET ASSETS:
Beginning of year or period	89,117,988	78,359,591	340,149,897	283,043,047
End of year or period	$90,611,235	$89,117,988	$273,499,256	$340,149,897
Undistributed net investment income at end of year or period	$1,720,068	$1,401,730	$975,617	$1,336,446

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING RussellTM Mid Cap Index Portfolio		ING RussellTM Small Cap Index Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$19,406,592	$20,593,107	$6,142,654	$7,036,695
Net realized gain	56,903,792	12,592,469	45,794,561	5,702,492
Net change in unrealized appreciation (depreciation)	(100,993,313)	295,786,239	(77,671,768)	150,734,883
Increase (decrease) in net assets resulting from operations	(24,682,929)	328,971,815	(25,734,553)	163,474,070

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(226,198)	(22,950)	(123,045)	(20,300)
Class I	(17,390,855)	(7,484,652)	(4,672,572)	(2,825,269)
Class S	(1,768,482)	(660,052)	(1,481,746)	(748,070)
Class S2	(13,211)	(17)	(7,745)	(16)
Net realized gains:
Class ADV	(162,503)	—	—	—
Class I	(10,866,334)	—	—	—
Class S	(1,306,152)	—	—	—
Class S2	(8,438)	—	—	—
Total distributions	(31,742,173)	(8,167,671)	(6,285,108)	(3,593,655)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	345,851,041	234,910,249	203,606,618	209,545,227
Reinvestment of distributions	31,742,173	8,167,671	6,285,108	3,593,655
	377,593,214	243,077,920	209,891,726	213,138,882
Cost of shares redeemed	(397,569,468)	(388,576,394)	(247,541,209)	(256,693,662)
Net decrease in net assets resulting from capital share transactions	(19,976,254)	(145,498,474)	(37,649,483)	(43,554,780)
Net increase (decrease) in net assets	(76,401,356)	175,305,670	(69,669,144)	116,325,635

NET ASSETS:
Beginning of year or period	1,566,454,774	1,391,149,104	769,615,494	653,289,859
End of year or period	$1,490,053,418	$1,566,454,774	$699,946,350	$769,615,494
Undistributed net investment income at end of year or period	$17,742,544	$19,396,304	$6,208,264	$6,281,112

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING U.S. Bond Index Portfolio		ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$79,357,471	$85,544,149	$7,369,477	$6,555,107
Net realized gain (loss)	106,566,855	76,097,875	1,856,336	(6,439,197)
Net change in unrealized appreciation (depreciation)	83,787,835	53,895,514	(16,097,324)	9,490,347
Increase (decrease) in net assets resulting from operations	269,712,161	215,537,538	(6,871,511)	9,606,257

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(108,100)	(56,943)	(28,678)	(5,049)
Class I	(81,822,611)	(89,035,675)	—	—
Class S	(5,499,053)	(6,342,097)	(6,079,537)	(7,061,976)
Class S2	(1,488)	(74)	—	—
Net realized gains:
Class ADV	(66,375)	—	—	—
Class I	(60,836,061)	—	—	—
Class S	(3,766,271)	—	—	—
Class S2	(94)	—	—	—
Total distributions	(152,100,053)	(95,434,789)	(6,108,215)	(7,067,025)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,398,682,877	1,473,991,378	14,503,452	20,356,040
Reinvestment of distributions	152,099,967	95,434,715	6,108,215	7,067,025
	1,550,782,844	1,569,426,093	20,611,667	27,423,065
Cost of shares redeemed	(1,769,816,441)	(1,549,891,295)	(40,155,756)	(42,308,692)
Net increase (decrease) in net assets resulting from capital share transactions	(219,033,597)	19,534,798	(19,544,089)	(14,885,627)
Net increase (decrease) in net assets	(101,421,489)	139,637,547	(32,523,815)	(12,346,395)

NET ASSETS:
Beginning of year or period	3,908,100,877	3,768,463,330	206,911,575	219,257,970
End of year or period	$3,806,679,388	$3,908,100,877	$174,387,760	$206,911,575
Undistributed net investment income at end of year or period	$2,836,039	$1,366,051	$7,110,423	$6,106,422

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets					Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any (2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Australia Index Portfolio
Class ADV
03-02-11(5)–12-31-11	10.00	0.27		(1.55)	(1.28)	—	—	—	—	—	8.72	(12.80)	1.32	0.97	0.97	3.40	3	22
Class I
03-02-11(5)–12-31-11	10.00	0.31	•	(1.55)	(1.24)	—	—	—	—	—	8.76	(12.40)	0.82	0.47	0.47	3.83	189,709	22
ING Emerging Markets Index Portfolio
Class ADV
12-19-11(5)–12-31-11	10.00	(0.00	)*	0.31	0.31	—	—	—	—	—	10.31	3.10	1.47	1.22	1.22	(0.08)	3	—
Class I
12-19-11(5)–12-31-11	10.00	0.00	*	0.32	0.32	—	—	—	—	—	10.32	3.20	0.97	0.72	0.72	0.35	61,384	—
Class S
12-19-11(5)–12-31-11	10.00	0.00	*	0.31	0.31	—	—	—	—	—	10.31	3.10	1.22	0.97	0.97	0.11	3	—
Class S2
12-19-11(5)–12-31-11	10.00	0.00	*	0.31	0.31	—	—	—	—	—	10.31	3.10	1.47	1.12	1.12	0.03	3	—
ING Euro STOXX 50® Index Portfolio
Class ADV
12-31-11	10.49	0.47	•	(2.16)	(1.69)	0.39	—	—	0.39	—	8.41	(17.27)	1.27	0.92	0.92	4.54	3,241	34
12-31-10	11.63	0.18	•	(1.25)	(1.07)	0.05	0.02	—	0.07	—	10.49	(9.13)	1.25	0.90	0.90	1.79	4,937	27
08-17-09(5)–12-31-09	10.00	0.06	•	1.57	1.63	—	—	—	—	—	11.63	16.30	1.32	0.97	0.97	1.29	665	1
Class I
12-31-11	10.57	0.38	•	(2.05)	(1.67)	0.40	—	—	0.40	—	8.50	(16.99)	0.77	0.42	0.42	3.68	672,579	34
12-31-10	11.66	0.31	•	(1.32)	(1.01)	0.06	0.02	—	0.08	—	10.57	(8.64)	0.75	0.40	0.40	3.00	873,679	27
08-17-09(5)–12-31-09	10.00	0.07	•	1.59	1.66	—	—	—	—	—	11.66	16.60	0.82	0.47	0.47	1.42	824,138	1
ING FTSE 100 Index® Portfolio
Class ADV
12-31-11	12.46	0.36	•	(0.81)	(0.45)	0.35	0.18	—	0.53	—	11.48	(4.13)	1.26	0.91	0.91	2.90	2,562	12
12-31-10	11.60	0.22	•	0.79	1.01	0.07	0.08	—	0.15	—	12.46	8.87	1.24	0.89	0.89	1.88	3,734	14
08-17-09(5)–12-31-09	10.00	0.06	•	1.54	1.60	—	—	—	—	0.00 *	11.60	16.00 (a)	1.33	0.98	0.98	1.25	759	8
Class I
12-31-11	12.53	0.41	•	(0.80)	(0.39)	0.37	0.18	—	0.55	—	11.59	(3.61)	0.76	0.41	0.41	3.35	534,948	12
12-31-10	11.61	0.31	•	0.77	1.08	0.08	0.08	—	0.16	—	12.53	9.43	0.74	0.39	0.39	2.74	665,191	14
08-17-09(5)–12-31-09	10.00	0.11	•	1.45	1.56	—	—	—	—	0.05	11.61	16.10 (a)	0.83	0.48	0.48	2.38	619,886	8

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Hang Seng Index Portfolio
Class ADV
12-31-11	13.98	0.23	•	(2.77)	(2.54)	0.34	—	—	0.34	—	11.10	(18.71)	1.37	1.27		1.27		1.85		1,874	15
12-31-10	13.04	0.16	•	0.79	0.95	0.01	—	—	0.01	—	13.98	7.30	1.34	1.24	†	1.24	†	1.22	†	1,147	9
05-04-09(5)–12-31-09	10.00	0.13	•	2.94	3.07	0.02	—	0.01	0.03	—	13.04	30.72	1.39	1.28		1.28	†	1.58	†	4	3
Class I
12-31-11	14.04	0.27	•	(2.76)	(2.49)	0.35	—	—	0.35	—	11.20	(18.23)	0.87	0.77		0.77		2.11		94,207	15
12-31-10	13.04	0.25	•	0.76	1.01	0.01	—	—	0.01	—	14.04	7.76	0.84	0.74	†	0.74	†	1.92	†	137,227	9
05-04-09(5)–12-31-09	10.00	0.04	•	3.07	3.11	0.06	—	0.01	0.07	—	13.04	31.14	0.89	0.78	†	0.78	†	0.48	†	101,683	3
Class S
12-31-11	14.00	0.26	•	(2.77)	(2.51)	0.33	—	—	0.33	—	11.16	(18.45)	1.12	1.02		1.02		1.97		46,295	15
12-31-10	13.03	0.21	•	0.77	0.98	0.01	—	—	0.01	—	14.00	7.53	1.09	0.99	†	0.99	†	1.63	†	84,603	9
05-01-09(5)–12-31-09	10.00	0.06	•	3.03	3.09	0.05	—	0.01	0.06	—	13.03	30.93	1.14	1.03	†	1.03	†	0.71	†	43,353	3
ING International Index Portfolio
Class ADV
12-31-11	8.47	0.19	•	(1.22)	(1.03)	0.19	—	—	0.19	—	7.25	(12.63)	1.07	1.00		1.00		2.31		3,036	9
12-31-10	8.17	0.13	•	0.44	0.57	0.27	—	—	0.27	—	8.47	7.32	1.07	0.99	†	0.99	†	1.71	†	2,904	20
12-31-09	6.43	0.09	•	1.65	1.74	—	—	—	—	—	8.17	27.06	1.08	0.99	†	0.99	†	1.13	†	1,641	92
03-10-08(5)–12-31-08	10.00	0.20	•	(3.69)	(3.49)	0.08	—	—	0.08	—	6.43	(34.85)	1.17	1.00	†	1.00	†	2.87	†	2	22
Class I
12-31-11	8.54	0.22	•	(1.22)	(1.00)	0.21	—	—	0.21	—	7.33	(12.17)	0.57	0.51		0.51		2.73		249,268	9
12-31-10	8.21	0.18	•	0.44	0.62	0.29	—	—	0.29	—	8.54	7.84	0.57	0.50	†	0.50	†	2.31	†	256,723	20
12-31-09	6.41	0.18	•	1.62	1.80	—	—	—	—	—	8.21	28.08	0.58	0.50	†	0.50	†	2.54	†	216,453	92
03-10-08(5)–12-31-08	10.00	0.17	•	(3.65)	(3.48)	0.11	—	—	0.11	—	6.41	(34.73)	0.67	0.50	†	0.50	†	2.56	†	237,777	22
Class S
12-31-11	8.49	0.21	•	(1.23)	(1.02)	0.19	—	—	0.19	—	7.28	(12.44)	0.82	0.76		0.76		2.55		74,367	9
12-31-10	8.17	0.16	•	0.44	0.60	0.28	—	—	0.28	—	8.49	7.63	0.82	0.75	†	0.75	†	2.09	†	107,028	20
12-31-09	6.41	0.11	•	1.65	1.76	—	—	—	—	—	8.17	27.46	0.83	0.75	†	0.75	†	1.51	†	112,086	92
03-10-08(5)–12-31-08	10.00	0.12	•	(3.60)	(3.48)	0.11	—	—	0.11	—	6.41	(34.79)	0.92	0.75	†	0.75	†	1.93	†	6,983	22
Class S2
12-31-11	8.52	0.12	•	(1.16)	(1.04)	0.18	—	—	0.18	—	7.30	(12.60)	1.07	0.91		0.91		1.60		192	9
12-31-10	8.19	0.15	•	0.44	0.59	0.26	—	—	0.26	—	8.52	7.44	1.07	0.90	†	0.90	†	1.91	†	5	20
02-27-09(5)–12-31-09	5.05	0.10	•	3.04	3.14	—	—	—	—	—	8.19	62.18	1.08	0.90	†	0.90	†	1.69	†	5	92

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Japan TOPIX Index Portfolio
Class ADV
12-31-11	11.12	0.10	•	(1.60)	(1.50)	0.16	0.08	—	0.24	—	9.38	(13.72)	1.32	0.97		0.97		0.97		10,069	45
12-31-10	9.80	0.09	•	1.25	1.34	0.01	0.01	—	0.02	—	11.12	13.63	1.27	0.92		0.92		0.94		8,580	9
08-17-09(5)–12-31-09	10.00	(0.04	)•	(0.16)	(0.20)	—	—	—	—	—	9.80	(2.00)	1.29	0.94		0.94		(1.02)		327	5
Class I
12-31-11	11.19	0.16	•	(1.62)	(1.46)	0.18	0.08	—	0.26	—	9.47	(13.29)	0.82	0.47		0.47		1.54		423,885	45
12-31-10	9.82	0.14	•	1.25	1.39	0.01	0.01	—	0.02	—	11.19	14.13	0.77	0.42		0.42		1.39		404,703	9
08-17-09(5)–12-31-09	10.00	0.01		(0.19)	(0.18)	—	—	—	—	—	9.82	(1.80)	0.79	0.44		0.44		0.31		504,443	5
ING RussellTM Large Cap Growth Index Portfolio
Class ADV
12-31-11	14.30	0.10		0.43	0.53	0.13	—	—	0.13	—	14.70	3.70	1.09	0.99		0.99		0.76		263	16
12-31-10	12.81	0.10	•	1.46	1.56	0.07	—	—	0.07	—	14.30	12.18	1.08	0.98	†	0.98	†	0.81	†	242	23
05-01-09(5)–12-31-09	10.00	0.07	•	2.74	2.81	—	—	—	—	—	12.81	28.10	1.12	1.02	†	0.98	†	0.87	†	151	5
Class I
12-31-11	14.39	0.19	•	0.42	0.61	0.18	—	—	0.18	—	14.82	4.21	0.59	0.49		0.49		1.27		221,400	16
12-31-10	12.84	0.17	•	1.47	1.64	0.09	—	—	0.09	—	14.39	12.80	0.58	0.48	†	0.48	†	1.30	†	239,910	23
05-01-09(5)–12-31-09	10.00	0.08		2.76	2.84	—	—	—	—	—	12.84	28.40	0.62	0.52	†	0.48	†	1.45	†	241,608	5
Class S
12-31-11	14.34	0.15		0.42	0.57	0.15	—	—	0.15	—	14.76	3.92	0.84	0.74		0.74		1.03		153,812	16
12-31-10	12.82	0.13	•	1.46	1.59	0.07	—	—	0.07	—	14.34	12.47	0.83	0.73	†	0.73	†	1.05	†	147,272	23
05-01-09(5)–12-31-09	10.00	0.07		2.75	2.82	—	—	—	—	—	12.82	28.20	0.87	0.77	†	0.73	†	1.19	†	144,502	5
ING RussellTM Large Cap Index Portfolio
Class ADV
12-31-11	9.58	0.12	•	0.07	0.19	0.12	—	—	0.12	—	9.65	1.92	0.88	0.87		0.87		1.26		8,964	9
12-31-10	8.85	0.10	•	0.93	1.03	0.30	—	—	0.30	—	9.58	11.74	0.89	0.87	†	0.87	†	1.15	†	10,161	11
12-31-09	7.19	0.10	•	1.56	1.66	—	—	—	—	—	8.85	23.09	0.90	0.87	†	0.87	†	1.31	†	6,835	44
03-10-08(5)–12-31-08	10.00	0.13	•	(2.87)	(2.74)	0.07	—	—	0.07	—	7.19	(27.42)	0.89	0.87	†	0.87	†	1.98	†	1,135	8
Class I
12-31-11	9.68	0.17	•	0.09	0.26	0.16	—	—	0.16	—	9.78	2.57	0.38	0.37		0.37		1.76		98,853	9
12-31-10	8.92	0.15	•	0.92	1.07	0.31	—	—	0.31	—	9.68	12.19	0.39	0.37	†	0.37	†	1.64	†	340,889	11
12-31-09	7.21	0.15	•	1.56	1.71	0.00 *	—	—	0.00 *	—	8.92	23.73	0.40	0.37	†	0.37	†	2.02	†	251,504	44
03-10-08(5)–12-31-08	10.00	0.17	•	(2.88)	(2.71)	0.08	—	—	0.08	—	7.21	(27.06)	0.39	0.37	†	0.37	†	2.31	†	1,057,974	8

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING RussellTM Large Cap Index Portfolio (continued)
Class S
12-31-11	9.64	0.15	•	0.06	0.21	0.13	—	—	0.13	—	9.72	2.13	0.63	0.62		0.62		1.50		397,371	9
12-31-10	8.89	0.12	•	0.93	1.05	0.30	—	—	0.30	—	9.64	12.00	0.64	0.62	†	0.62	†	1.39	†	454,246	11
12-31-09	7.20	0.12	•	1.57	1.69	—	—	—	—	—	8.89	23.47	0.65	0.62	†	0.62	†	1.51	†	440,738	44
03-10-08(5)–12-31-08	10.00	0.14	•	(2.87)	(2.73)	0.07	—	—	0.07	—	7.20	(27.23)	0.64	0.62	†	0.62	†	2.19	†	28,529	8
Class S2
12-31-11	9.81	0.14	•	0.07	0.21	0.15	—	—	0.15	—	9.87	2.01	0.88	0.77		0.77		1.47		289	9
12-31-10	8.79	0.11	•	0.91	1.02	—	—	—	—	—	9.81	11.60	0.89	0.77	†	0.77	†	1.17	†	48	11
02-27-09(5)–12-31-09	5.89	0.00	*•	2.90	2.90	0.00 *	—	—	0.00 *	—	8.79	49.26	0.90	0.77	†	0.77	†	(0.06	)†	4	44
ING RussellTM Large Cap Value Index Portfolio
Class ADV
12-31-11	12.52	0.19		(0.13)	0.06	0.16	—	—	0.16	—	12.42	0.35	1.09	0.99		0.99		1.54		26	20
12-31-10	12.61	0.16	•	1.18	1.34	0.17	1.26	—	1.43	—	12.52	10.86	1.11	1.01	†	1.01	†	1.30	†	27	30
05-01-09(5)–12-31-09	10.00	0.10	•	2.51	2.61	—	—	—	—	—	12.61	26.10	1.17	1.06	†	1.06	†	1.30	†	26	87
Class I
12-31-11	12.60	0.26	•	(0.14)	0.12	0.21	—	—	0.21	—	12.51	0.83	0.59	0.49		0.49		2.04		41,335	20
12-31-10	12.65	0.22	•	1.19	1.41	0.20	1.26	—	1.46	—	12.60	11.38	0.61	0.51	†	0.51	†	1.81	†	45,590	30
05-01-09(5)–12-31-09	10.00	0.15	•	2.50	2.65	—	—	—	—	—	12.65	26.50	0.67	0.56	†	0.56	†	1.89	†	48,211	87
Class S
12-31-11	12.57	0.22	•	(0.14)	0.08	0.18	—	—	0.18	—	12.47	0.56	0.84	0.74		0.74		1.79		49,250	20
12-31-10	12.64	0.19	•	1.19	1.38	0.19	1.26	—	1.45	—	12.57	11.13	0.86	0.76	†	0.76	†	1.58	†	43,502	30
05-01-09(5)–12-31-09	10.00	0.12	•	2.52	2.64	—	—	—	—	—	12.64	26.40	0.92	0.81	†	0.81	†	1.51	†	30,119	87
ING RussellTM Mid Cap Growth Index Portfolio
Class ADV
12-31-11	16.29	0.01	•	(0.41)	(0.40)	0.03	—	—	0.03	—	15.86	(2.46)	1.09	0.99		0.99		0.08		5	24
12-31-10	13.11	0.03		3.30	3.33	0.02	0.13	—	0.15	—	16.29	25.52	1.09	0.99	†	0.99	†	0.23	†	5	25
05-01-09(5)–12-31-09	10.00	0.02		3.09	3.11	—	—	—	—	—	13.11	31.10	1.14	1.04	†	1.04	†	0.30	†	4	42
Class I
12-31-11	16.38	0.09	•	(0.40)	(0.31)	0.11	—	—	0.11	—	15.96	(2.00)	0.59	0.49		0.49		0.53		4,020	24
12-31-10	13.14	0.10		3.32	3.42	0.05	0.13	—	0.18	—	16.38	26.22	0.59	0.49	†	0.49	†	0.73	†	12,615	25
05-01-09(5)–12-31-09	10.00	0.05	•	3.09	3.14	—	—	—	—	—	13.14	31.40	0.64	0.54	†	0.54	†	0.72	†	9,644	42

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING RussellTM Mid Cap Growth Index Portfolio (continued)
Class S
12-31-11	16.33	0.06		(0.41)	(0.35)	0.07	—	—	0.07	—	15.91	(2.20)	0.84	0.74		0.74		0.34		267,999	24
12-31-10	13.13	0.07		3.30	3.37	0.04	0.13	—	0.17	—	16.33	25.85	0.84	0.74	†	0.74	†	0.48	†	325,749	25
05-01-09(5)–12-31-09	10.00	0.06	•	3.07	3.13	—	—	—	—	—	13.13	31.30	0.89	0.79	†	0.79	†	0.67	†	271,776	42
Class S2
12-31-11	16.30	0.04		(0.42)	(0.38)	0.04	—	—	0.04	—	15.88	(2.34)	1.09	0.89		0.89		0.18		1,476	24
12-31-10	13.11	0.05		3.30	3.35	0.03	0.13	—	0.16	—	16.30	25.71	1.09	0.89	†	0.89	†	0.32	†	1,781	25
05-01-09(5)–12-31-09	10.00	0.02		3.09	3.11	—	—	—	—	—	13.11	31.10	1.14	0.94	†	0.94	†	0.47	†	1,619	42
ING RussellTM Mid Cap Index Portfolio
Class ADV
12-31-11	11.45	0.09	•	(0.33)	(0.24)	0.13	0.09	—	0.22	—	10.99	(2.31)	0.95	0.93		0.93		0.81		25,606	12
12-31-10	9.24	0.11	•	2.15	2.26	0.05	—	—	0.05	—	11.45	24.48	0.95	0.93	†	0.93	†	1.08	†	13,988	8
12-31-09	6.63	0.10	•	2.51	2.61	—	—	—	—	—	9.24	39.37	0.93	0.93	†	0.93	†	1.18	†	2,856	7
03-10-08(5)–12-31-08	10.00	0.08	•	(3.37)	(3.29)	0.07	—	0.01	0.08	—	6.63	(32.92)	1.01	0.93	†	0.93	†	1.00	†	61	30
Class I
12-31-11	11.57	0.15		(0.34)	(0.19)	0.15	0.09	—	0.24	—	11.14	(1.88)	0.45	0.43		0.43		1.26		1,311,921	12
12-31-10	9.29	0.15	•	2.19	2.34	0.06	—	—	0.06	—	11.57	25.22	0.45	0.43	†	0.43	†	1.46	†	1,389,676	8
12-31-09	6.63	0.13	•	2.53	2.66	—	—	—	—	—	9.29	40.12	0.43	0.43	†	0.43	†	1.59	†	1,285,223	7
03-10-08(5)–12-31-08	10.00	0.13	•	(3.41)	(3.28)	0.08	—	0.01	0.09	—	6.63	(32.74)	0.51	0.43	†	0.43	†	1.74	†	117,525	30
Class S
12-31-11	11.50	0.12		(0.34)	(0.22)	0.12	0.09	—	0.21	—	11.07	(2.07)	0.70	0.68		0.68		1.01		149,956	12
12-31-10	9.25	0.12	•	2.18	2.30	0.05	—	—	0.05	—	11.50	24.88	0.70	0.68	†	0.68	†	1.22	†	162,362	8
12-31-09	6.62	0.10	•	2.53	2.63	—	—	—	—	—	9.25	39.73	0.68	0.68	†	0.68	†	1.33	†	103,065	7
03-10-08(5)–12-31-08	10.00	0.12	•	(3.41)	(3.29)	0.08	—	0.01	0.09	—	6.62	(32.90)	0.76	0.68	†	0.68	†	1.85	†	25,303	30
Class S2
12-31-11	11.48	0.11	•	(0.34)	(0.23)	0.14	0.09	—	0.23	—	11.02	(2.18)	0.95	0.83		0.83		1.01		2,570	12
12-31-10	9.25	0.16	•	2.10	2.26	0.03	—	—	0.03	—	11.48	24.49	0.95	0.83	†	0.83	†	1.49	†	428	8
02-27-09(5)–12-31-09	5.52	0.08	•	3.65	3.73	—	—	—	—	—	9.25	67.57	0.93	0.83	†	0.83	†	1.19	†	5	7
ING RussellTM Small Cap Index Portfolio
Class ADV
12-31-11	12.20	0.05	•	(0.58)	(0.53)	0.09	—	—	0.09	—	11.58	(4.45)	0.97	0.95		0.95		0.46		21,501	15
12-31-10	9.74	0.08	•	2.43	2.51	0.05	—	—	0.05	—	12.20	25.77	0.97	0.95	†	0.95	†	0.73	†	13,051	23
12-31-09	7.72	0.06	•	1.96	2.02	—	—	—	—	—	9.74	26.17	0.97	0.95	†	0.95	†	0.74	†	1,972	16
03-10-08(5)–12-31-08	10.00	0.11	•	(2.32)	(2.21)	0.06	—	0.01	0.07	—	7.72	(22.02)	1.27	1.17	†	1.17	†	1.74	†	571	35

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING RussellTM Small Cap Index Portfolio (continued)
Class I
12-31-11	12.34	0.11		(0.58)	(0.47)	0.11	—	—	0.11	—	11.76	(3.92)	0.47	0.45		0.45		0.90		504,085	15
12-31-10	9.81	0.11	•	2.48	2.59	0.06	—	—	0.06	—	12.34	26.43	0.47	0.45	†	0.45	†	1.08	†	550,465	23
12-31-09	7.75	0.10	•	1.96	2.06	—	—	—	—	—	9.81	26.58	0.47	0.45	†	0.45	†	1.23	†	514,616	16
03-10-08(5)–12-31-08	10.00	0.12	•	(2.29)	(2.17)	0.07	—	0.01	0.08	—	7.75	(21.68)	0.53	0.45	†	0.45	†	1.49	†	132,762	35
Class S
12-31-11	12.27	0.08		(0.58)	(0.50)	0.09	—	—	0.09	—	11.68	(4.19)	0.72	0.70		0.70		0.62		172,182	15
12-31-10	9.77	0.09	•	2.45	2.54	0.04	—	—	0.04	—	12.27	26.07	0.72	0.70	†	0.70	†	0.85	†	205,956	23
12-31-09	7.73	0.07		1.97	2.04	—	—	—	—	—	9.77	26.39	0.72	0.70	†	0.70	†	0.95	†	136,697	16
03-10-08(5)–12-31-08	10.00	0.12	•	(2.32)	(2.20)	0.06	—	0.01	0.07	—	7.73	(21.95)	0.78	0.70	†	0.70	†	1.71	†	74,707	35
Class S2
12-31-11	12.22	0.08	•	(0.60)	(0.52)	0.11	—	—	0.11	—	11.59	(4.38)	0.97	0.85		0.85		0.64		2,178	15
12-31-10	9.74	0.12	•	2.39	2.51	0.03	—	—	0.03	—	12.22	25.81	0.97	0.85	†	0.85	†	1.07	†	143	23
02-27-09(5)–12-31-09	6.03	0.06		3.65	3.71	—	—	—	—	—	9.74	61.53	0.97	0.85	†	0.85	†	0.83	†	5	16
ING U.S. Bond Index Portfolio
Class ADV
12-31-11	10.71	0.17	•	0.54	0.71	0.20	0.18	—	0.38	—	11.04	6.75	0.94	0.94		0.94		1.54		9,397	284
12-31-10	10.37	0.20	•	0.38	0.58	0.24	—	—	0.24	—	10.71	5.58	0.96	0.95	†	0.95	†	1.82	†	3,714	279
12-31-09	10.12	0.23	•	0.30	0.53	0.20	0.08	—	0.28	—	10.37	5.29	0.94	0.94	†	0.94	†	2.27	†	1,432	380
03-10-08(5)–12-31-08	10.00	0.25		0.07	0.32	0.18	0.02	—	0.20	—	10.12	3.26	1.01	0.95	†	0.95	†	2.95	†	143	360
Class I
12-31-11	10.74	0.23		0.53	0.76	0.25	0.18	—	0.43	—	11.07	7.20	0.44	0.44		0.44		2.05		3,479,437	284
12-31-10	10.39	0.25	•	0.38	0.63	0.28	—	—	0.28	—	10.74	6.14	0.46	0.45	†	0.45	†	2.36	†	3,655,181	279
12-31-09	10.12	0.28	•	0.31	0.59	0.24	0.08	—	0.32	—	10.39	5.88	0.44	0.44	†	0.44	†	2.66	†	3,501,280	380
03-07-08(5)–12-31-08	10.00	0.28	•	0.08	0.36	0.22	0.02	—	0.24	—	10.12	3.61	0.51	0.45	†	0.45	†	3.42	†	107,276	360
Class S
12-31-11	10.71	0.19		0.54	0.73	0.22	0.18	—	0.40	—	11.04	6.96	0.69	0.69		0.69		1.79		317,638	284
12-31-10	10.36	0.23	•	0.38	0.61	0.26	—	—	0.26	—	10.71	5.89	0.71	0.70	†	0.70	†	2.10	†	249,203	279
12-31-09	10.10	0.26		0.29	0.55	0.21	0.08	—	0.29	—	10.36	5.54	0.69	0.69	†	0.69	†	2.59	†	265,749	380
03-10-08(5)–12-31-08	10.00	0.27	•	0.06	0.33	0.21	0.02	—	0.23	—	10.10	3.29	0.76	0.70	†	0.70	†	3.42	†	180,622	360

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period		Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)		(%)
ING U.S. Bond Index Portfolio (continued)
Class S2
12-31-11	10.72	0.17	•	0.56	0.73	0.22	0.18	—	0.40	—	11.05	6.87	0.94	0.84		0.84		1.59		207		284
12-31-10	10.37	0.21	•	0.39	0.60	0.25	—	—	0.25	—	10.72	5.78	0.96	0.85	†	0.85	†	1.97	†	3		279
02-27-09(5)–12-31-09	9.99	0.20		0.47	0.67	0.21	0.08	—	0.29	—	10.37	6.74	0.94	0.84	†	0.84	†	2.42	†	3		380
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
Class ADV
12-31-11	7.93	0.27	•	(0.56)	(0.29)	0.26	—	—	0.26	—	7.38	(4.18)	1.34	1.34		1.34		3.48		812		25
12-31-10	7.76	0.20	•	0.24	0.44	0.27	—	—	0.27	—	7.93	5.80	1.37	1.34	†	1.34	†	2.67	†	695		47
12-31-09	5.99	0.22		1.55	1.77	—	—	—	—	—	7.76	29.55	1.31	1.29	†	1.29	†	3.40	†	1		66
01-28-08(5)–12-31-08	10.00	0.34	•	(4.18)	(3.84)	0.17	—	—	0.17	—	5.99	(38.33)	1.66	1.20	†	1.20	†	4.28	†	1		128
Class I
12-31-11	7.73	0.23	•	(0.51)	(0.28)	0.27	—	—	0.27	—	7.18	(4.14)	0.84	0.84		0.84		2.97		0	**	25
12-31-10	7.71	0.06	•	0.23	0.29	0.27	—	—	0.27	—	7.73	3.85	0.87	0.84	†	0.84	†	0.78	†	0	**	47
12-31-09	5.97	(0.05)		1.79	1.74	—	—	—	—	—	7.71	29.15	0.81	0.79	†	0.79	†	(0.79	)†	0	**	66
01-28-08(5)–12-31-08	10.00	0.41	•	(4.23)	(3.82)	0.21	—	—	0.21	—	5.97	(38.10)	1.16	0.70	†	0.70	†	4.92	†	0	**	128
Class S
12-31-11	7.96	0.30	•	(0.57)	(0.27)	0.25	—	—	0.25	—	7.44	(3.87)	1.09	1.09		1.09		3.76		173,576		25
12-31-10	7.77	0.24	•	0.20	0.44	0.25	—	—	0.25	—	7.96	5.86	1.12	1.09	†	1.09	†	3.23	†	206,216		47
12-31-09	5.98	0.23		1.56	1.79	—	—	—	—	—	7.77	29.93	1.06	1.04	†	1.04	†	3.74	†	219,257		66
01-28-08(5)–12-31-08	10.00	0.31	•	(4.13)	(3.82)	0.20	—	—	0.20	—	5.98	(38.10)	1.41	0.89	†	0.89	†	4.23	†	148,745		128

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.

(a)	Excluding a payment by affiliate in the period ended December 31, 2009, FTSE 100 Index® total return would have been 15.08% and 15.18% on classes ADV and I, respectively.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

**	Amount is less than $500.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011

NOTE 1 — ORGANIZATION

Organization. ING Variable Portfolios, Inc. (the “Company” or “Registrant”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”) as an open-end diversified management investment company.

The Company was incorporated under the laws of Maryland on June 4, 1996. There are twenty active separate investment series that comprise the Company. The fifteen portfolios (each a “Portfolio”, collectively the “Portfolios”) that are in this report are: ING Australia Index Portfolio (“Australia Index”), ING Emerging Markets Index Portfolio (“Emerging Markets Index”), ING Euro STOXX 50® Index Portfolio (“Euro STOXX 50® Index”), ING FTSE 100 Index® Portfolio (“FTSE 100 Index®”), ING Hang Seng Index Portfolio (“Hang Seng Index”), ING International Index Portfolio (“International Index”), ING Japan TOPIX Index Portfolio (“Japan TOPIX Index”), ING RussellTM Large Cap Growth Index Portfolio (“RussellTM Large Cap Growth Index”), ING RussellTM Large Cap Index Portfolio (“RussellTM Large Cap Index”), ING RussellTM Large Cap Value Index Portfolio (“RussellTM Large Cap Value Index”), ING RussellTM Mid Cap Growth Index Portfolio (“RussellTM Mid Cap Growth Index”), ING RussellTM Mid Cap Index Portfolio (“RussellTM Mid Cap Index”), ING RussellTM Small Cap Index Portfolio (“RussellTM Small Cap Index”), ING U.S. Bond Index Portfolio (“U.S. Bond Index”), and ING WisdomTreeSM Global High-Yielding Equity Index Portfolio (“WisdomTreeSM Global High-Yielding Equity Index”).

The Company is authorized to offer four share classes of the Portfolios, referred to as Adviser Class (“Class ADV”), Class I, Class S and Service 2 Class (“Class S2”); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a Portfolio or a class are charged directly to that Portfolio or class. Other operating expenses shared by several Portfolios are generally allocated among those Portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

ING Investments, LLC serves as the investment adviser (“ING Investments” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. LLC (“ING IM”) serves as the sub-adviser to each of the Portfolios except U.S. Bond Index. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

The Investment Adviser, ING IM, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management businesses. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolios, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s and/or Sub-Advisers’ loss of access to services

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser and Sub-Advisers, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Portfolios’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Portfolios or their operations and administration.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with the valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV.

There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio’s NAV.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities as classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub- adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolios of Investments.

For the year ended December 31, 2011, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios (except U.S. Bond Index) declare and pay dividends annually. U.S. Bond Index declares and pays dividends quarterly. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

H.  Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/ or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Summary Portfolio of Investments.

For the year ended December 31, 2011, certain Portfolios have entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio.

During the year ended December 31, 2011, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Australia Index	$6,453,844	$2,005,693
Euro STOXX 50® Index	34,434,174	12,543,885
FTSE 100 Index®	25,521,851	13,937,327
International Index	14,441,209	4,807,389
Japan TOPIX Index	19,245,786	4,424,629

For the year ended December 31, 2011, the above Portfolios used forward foreign currency contracts to protect its non-U.S. dollar denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contract at December 31, 2011.

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolios assets are valued.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2011, the below Portfolios have purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Australia Index also uses futures contracts as a substitute for purchasing additional securities in the index to increase market exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2011, the Portfolios had average notional values on futures contracts purchased as disclosed below:

Australia Index	$8,017,331
Emerging Markets Index	893,855
Euro STOXX 50® Index	27,180,066
FTSE 100 Index®	19,328,180
Hang Seng Index	$6,015,938
International Index	17,859,499
Japan TOPIX Index	11,540,131
RussellTM Large Cap Growth Index	7,435,083
RussellTM Large Cap Index	19,580,701
RussellTM Large Cap Value Index	2,560,976
RussellTM Mid Cap Growth Index	9,135,426
RussellTM Mid Cap Index	41,326,224
RussellTM Small Cap Index	18,907,108
Wisdom TreeSM Global High-Yielding Equity Index	1,866,673

J.  Securities Lending. Each Portfolio may temporarily loan up to 33-1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

K.  Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

L.  Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in each Portfolio’s Summary Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

required to identify liquid assets sufficient to cover the purchase price.

M.  Offering Costs. Costs incurred with the offering of shares of Australia Index and Emerging Markets Index are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

N.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2011, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities and U.S. government securities, were as follows:

	Purchases	Sales
Australia Index	$250,645,802	$41,710,342
Emerging Markets Index	55,577,991	—
Euro STOXX 50® Index	239,726,333	317,468,752
FTSE 100 Index®	67,433,549	179,214,789
Hang Seng Index	26,172,869	67,269,498
International Index	34,389,484	30,889,104
Japan TOPIX Index	264,655,154	196,158,802
RussellTM Large Cap Growth Index	59,574,658	88,083,189
RussellTM Large Cap Index	64,995,510	362,840,803
RussellTM Large Cap Value Index	17,390,775	18,174,860
RussellTM Mid Cap Growth Index	75,608,977	118,746,936
RussellTM Mid Cap Index	181,095,061	227,615,774
RussellTM Small Cap Index	107,679,499	135,642,125
U.S. Bond Index	613,998,204	626,125,120
WisdomTreeSM Global High-Yielding Equity Index	48,213,031	67,828,128

U.S. government securities not included above were as follows:

	Purchases	Sales
U.S. Bond Index	$10,204,666,419	$10,481,114,099

NOTE 4 — INVESTMENT MANAGEMENT, ADMINISTRATIVE AND LICENSING FEES

The Portfolios entered into an investment management agreement (“Investment Management Agreement”) with the Investment Adviser. The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Australia Index(1)	0.60%
Emerging Markets Index(2)	0.55%
Euro STOXX 50® Index(3)	0.60%
FTSE 100 Index®(3)	0.60%
Hang Seng Index(4)	0.60%
International Index	0.38%
Japan TOPIX Index(3)	0.60%
RussellTM Large Cap Growth Index(4)	0.45%
RussellTM Large Cap Index	0.25%
RussellTM Large Cap Value Index(4)	0.45%
RussellTM Mid Cap Growth Index(4)	0.45%
RussellTM Mid Cap Index	0.31%
RussellTM Small Cap Index	0.33%
U.S. Bond Index	0.32% on the 1st $2 billion; 0.30% on the next $1 billion; 0.28% on the next $1 billion; 0.26% on the next $1 billion and 0.24% in excess of $5 billion
WisdomTreeSM Global High-Yielding Equity Index	0.46%

(1)	Pursuant to a side agreement, ING Investments has agreed to waive 0.25% of the Portfolio’s advisory fee through May 1, 2014. This side agreement will only renew if ING Investments elects to renew it. Any fees waived or reimbursed are not eligible for recoupment.

(2)	Pursuant to a side agreement, ING Investments has agreed to waive 0.15% of the Portfolio’s advisory fee through May 1, 2014. This side agreement will only renew if ING Investments elects to renew it. Any fees waived or reimbursed are not eligible for recoupment.

(3)	Pursuant to a side agreement, ING Investments has agreed to waive 0.25% of each Portfolio’s advisory fee through August 5, 2012. This side agreement will only renew if ING Investments elects to renew it. Any fees waived or reimbursed are not eligible for recoupment.

(4)	Pursuant to a side agreement, ING Investments has agreed to waive 0.10% of each Portfolio’s advisory fee through May 1, 2012. Any fees waived or reimbursed are not eligible for recoupment.

The Investment Adviser entered into a sub-advisory agreement with ING IM. ING IM acts as sub-adviser to all Portfolios except for U.S. Bond Index. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

Neuberger Berman Fixed Income LLC serves as sub-adviser to U.S. Bond Index pursuant to a Sub-Advisory Agreement effective May 4, 2009.

IFS, an indirect, wholly-owned subsidiary of ING Groep, acts as administrator to the Portfolios and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of daily net assets. Pursuant to a side agreement, IFS has agreed to waive the administration fee for Euro STOXX 50® Index, FTSE 100 Index® and Japan TOPIX Index through August 5, 2012 and for Australia Index and Emerging Markets Index through

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT, ADMINISTRATIVE AND LICENSING FEES (continued)

May 1, 2014. Any fees waived or reimbursed are not eligible for recoupment.

Russell Investment Group receives an annual licensing fee for the Russell Global Large Cap® Index, Russell Top 200® Index, Russell Top 200® Growth Index, Russell Top 200® Value Index, the Russell Midcap® Index, Russell Midcap® Growth Index and the Russell 2000® Index. WisdomTreeSM Global High-Yielding Equity Index pays an annual licensing fee to WisdomTree Investments, Inc. Hang Seng Data Services Limited receives an estimated annual licensing fee for the Hang Seng Index. Standard & Poor’s Financial Services LLC, STOXX Limited, Zurich, Switzerland and/or Dow Jones & Company, Inc., FTSE International Limited, and Tokyo Stock Exchange, Inc. receive an annual licensing fee for Australia Index, Euro STOXX 50® Index, FTSE 100 Index® and Japan TOPIX Index, respectively.

In placing equity security transactions, the Investment Adviser or each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the Investment Adviser or each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the Investment Adviser or each sub-adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class S2 shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25%(1) of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 shares of the respective Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2012, except for Emerging Markets Index which will continue through May 1, 2013.

Class S shares of the Portfolios have adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or distribution of each Portfolio’s shares. Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

(1)	IID has agreed to waive 0.01% of the distribution fee for Class ADV shares of International Index through May 1, 2012.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2011, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Australia Index	$56,745	$—	$1	$56,746
Emerging Markets Index	7,250	—	1	7,251
Euro STOXX 50® Index	195,723	—	1,447	197,170
FTSE 100 Index®	159,461	—	1,094	160,555
Hang Seng Index	61,149	12,230	10,921	84,300
International Index	106,663	28,069	17,216	151,948
Japan TOPIX Index	125,605	—	4,288	129,893
RussellTM Large Cap Growth Index	111,118	31,748	32,559	175,425

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
RussellTM Large Cap Index	$155,379	$62,151	$88,641	$306,171
RussellTM Large Cap Value Index	25,332	7,238	9,466	42,036
RussellTM Mid Cap Growth Index	81,890	23,397	57,820	163,107
RussellTM Mid Cap Index	400,726	129,264	42,795	572,785
RussellTM Small Cap Index	202,024	61,219	47,898	311,141
U.S. Bond Index	983,156	320,792	72,320	1,376,268
WisdomTreeSM Global High-Yielding Equity Index	67,801	14,739	37,053	119,593

The Company has adopted a Deferred Compensation Plan (the “Policy”), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors’ fees payable. Amounts defined are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Policy.

At December 31, 2011, the following ING Portfolios or indirect, wholly owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING Index Solution 2015 Portfolio —	Emerging Markets Index	15.65%
	International Index	7.13%
ING Index Solution 2025 Portfolio —	Emerging Markets Index	23.75%
	International Index	12.78%
ING Index Solution 2035 Portfolio —	Emerging Markets Index	20.52%
	International Index	11.14%
ING Index Solution 2045 Portfolio —	Emerging Markets Index	12.11%
	International Index	8.21%
ING Index Solution Income Portfolio —	Emerging Markets Index	8.56%
ING Life Insurance and Annuity Company —	International Index	16.63%
	RussellTM Large Cap Growth Index	9.47%
	RussellTM Large Cap Index	24.24%
	RussellTM Large Cap Value Index	13.39%
	RussellTM Mid Cap Index	7.84%
	RussellTM Small Cap Index	13.95%
ING National Trust —	RussellTM Large Cap Index	6.30%
ING Retirement Conservative —	U.S. Bond Index	7.65%
ING Retirement Growth Portfolio —	Australia Index	52.01%
	Euro STOXX 50® Index	51.76%
	FTSE 100 Index®	51.76%
	Hang Seng Index	34.37%
	Japan TOPIX Index	50.79%
	RussellTM Mid Cap Index	40.14%
	RussellTM Small Cap Index	36.07%
	U.S. Bond Index	28.05%
ING Retirement Moderate Growth Portfolio —	Australia Index	30.08%
	Euro STOXX 50® Index	29.93%
	FTSE 100 Index®	29.94%
	Hang Seng Index	19.88%
	Japan TOPIX Index	29.38%
	RussellTM Mid Cap Index	24.09%
	RussellTM Small Cap Index	16.83%
	U.S. Bond Index	27.49%
ING Retirement Moderate Portfolio —	Australia Index	15.28%
	Euro STOXX 50® Index	15.21%
	FTSE 100 Index®	15.21%
	Hang Seng Index	10.10%
	Japan TOPIX Index	14.92%
	RussellTM Mid Cap Index	9.69%
	RussellTM Small Cap Index	5.08%
	U.S. Bond Index	17.53%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

Subsidiary	Portfolios	Percentage
ING Strategic Allocation Growth Portfolio —	Emerging Markets Index	8.91%
	International Index	8.46%
ING Strategic Allocation Moderate Portfolio —	Emerging Markets Index	6.69%
	International Index	6.78%
ING USA Annuity and Life Insurance Company —	Hang Seng Index	31.13%
	International Index	12.17%
	RussellTM Large Cap Growth Index	39.99%
	RussellTM Large Cap Index	65.29%
	RussellTM Large Cap Value Index	43.12%
	RussellTM Mid Cap Growth Index	93.57%
	RussellTM Mid Cap Index	6.95%
	RussellTM Small Cap Index	20.65%
	U.S. Bond Index	7.93%
	WisdomTreeSM Global High-Yielding Equity Index	97.39%
Reliastar Life Insurance Company —	RussellTM Large Cap Growth Index	37.05%
	RussellTM Large Cap Value Index	29.82%
Security Life of Denver Insurance Company —	International Index	5.21%
	RussellTM Large Cap Growth Index	11.27%
	RussellTM Large Cap Value Index	5.99%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because certain Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios. These security purchases were related to the initial subscriptions of shares of the portfolio by affiliated ING Portfolios.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2011, the following portfolios had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
FTSE 100 Index®	Custody	$45,790
	License Fee	32,845
	Postage	24,916
Wisdom TreeSM Global High-Yielding Equity Index	License Fee	82,491
	Custody	44,784

NOTE 8 — EXPENSE LIMITATION AGREEMENT

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
International Index	1.00%	0.50%	0.75%	0.90%
RussellTM Large Cap Growth Index(1)	N/A	N/A	N/A	N/A
RussellTM Large Cap Index	0.87%	0.37%	0.62%	0.77%
RussellTM Large Cap Value Index(1)	N/A	N/A	N/A	N/A
RussellTM Mid Cap Index	0.93%	0.43%	0.68%	0.83%
RussellTM Small Cap Index	0.95%	0.45%	0.70%	0.85%
U.S. Bond Index	0.95%	0.45%	0.70%	0.85%
WisdomTreeSM Global High-Yielding Equity Index	1.34%	0.84%	1.09%	N/A

(1)	Pursuant to a side agreement, the Investment Adviser has agreed to waive all or a portion of the advisory fee so that the expense limits are 1.00%, 0.50%, and 0.75% for Class ADV, Class I, and Class S, respectively. The expense limits will continue until at least May 1, 2012. The amount waived are not eligible for recoupment.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

As of December 31, 2011, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2012	2013	2014	Total
International Index	$316,824	$225,189	$203,421	$745,434
RussellTM Large Cap Index	314,893	142,366	50,067	$507,326
RussellTM Mid Cap Index	—	255,442	235,653	$491,095
RussellTM Small Cap Index	67,172	107,834	147,228	$322,234
Wisdom TreeSM Global High-Yielding Equity Index	4,266	19,601	22,725	$46,592

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

The Portfolios included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement with The Bank of New York Mellon (the “Credit Agreement”) for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. Prior to December 14, 2011, the funds to which the line of credit is available paid a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount. Effective December 14, 2011, the funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the credit agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2011:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Australia Index	2	$1,470,000	1.22%
Euro STOXX 50® Index	7	1,625,714	1.41%
FTSE 100 Index®	11	1,816,818	1.35%
Hang Seng Index	13	1,937,359	1.37%
International Index	16	762,500	1.34%
Japan TOPIX Index	9	6,959,444	1.37%
RussellTM Large Cap Growth Index	2	2,985,000	1.37%
RussellTM Large Cap Index	7	529,286	1.69%
RussellTM Mid Cap Growth Index(1)	11	537,273	1.28%
RussellTM Mid Cap Index	5	1,051,000	1.32%
RussellTM Small Cap Index	5	835,000	1.33%
WisdomTreeSM Global High-Yielding Equity Index	64	748,750	1.36%

(1)	At December 31, 2011, RussellTM Mid Cap Growth Index had an outstanding balance of $1,090,000.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Australia Index
Class ADV
03-2-11(1)– 12-31-11	301	—	—	—	301	3,010	—	—	—	3,010
Class I
03-2-11(1)– 12-31-11	27,398,092	—	—	(5,742,983)	21,655,109	266,266,028	—	—	(55,878,022)	210,388,006
Emerging Markets Index
Class ADV
12-19-11(1)– 12-31-11	301	—	—	—	301	3,010	—	—	—	3,010

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Emerging Markets Index (continued)
Class I
12-19-11(1)– 12-31-11	6,043,822	—	—	(93,072)	5,950,750	60,519,392	—	—	(959,873)	59,559,519
Class S
12-19-11(1)– 12-31-11	301	—	—	—	301	3,010	—	—	—	3,010
Class S2
12-19-11(1)– 12-31-11	301	—	—	—	301	3,010	—	—	—	3,010
Euro STOXX 50® Index
Class ADV
12-31-11	1,590,936	—	47,850	(1,723,602)	(84,816)	18,118,835	—	582,821	(16,577,216)	2,124,440
12-31-10	826,094	—	885	(413,777)	413,202	8,585,151	—	9,008	(4,306,902)	4,287,257
Class I
12-31-11	34,299,222	—	1,990,577	(39,826,392)	(3,536,593)	328,728,116	—	24,444,279	(421,119,052)	(67,946,657)
12-31-10	36,016,444	—	590,334	(24,639,080)	11,967,698	345,622,750	—	6,033,212	(252,114,511)	99,541,451
FTSE 100 Index®
Class ADV
12-31-11	1,679,213	—	17,419	(1,773,233)	(76,601)	21,337,043	—	229,414	(20,997,343)	569,114
12-31-10	605,094	—	1,210	(371,928)	234,376	6,901,056	—	13,658	(4,298,076)	2,616,638
Class I
12-31-11	12,066,381	—	1,862,965	(20,844,998)	(6,915,652)	145,369,356	—	24,702,912	(263,394,905)	(93,322,637)
12-31-10	12,679,519	—	752,201	(13,724,336)	(292,616)	136,085,193	—	8,482,160	(154,740,656)	(10,173,303)
Hang Seng Index
Class ADV
12-31-11	144,550	—	2,805	(60,611)	86,744	1,826,624	—	39,578	(721,253)	1,144,949
12-31-10	86,450	—	—	(4,726)	81,724	1,148,219	—	—	(63,958)	1,084,261
Class I
12-31-11	2,412,283	—	183,827	(3,955,495)	(1,359,385)	29,269,635	—	2,606,668	(54,250,705)	(22,374,402)
12-31-10	3,765,114	—	6,390	(1,798,181)	1,973,323	52,358,970	—	84,227	(22,960,904)	29,482,293
Class S
12-31-11	809,083	—	119,612	(2,823,559)	(1,894,864)	10,869,144	—	1,692,517	(36,980,400)	(24,418,739)
12-31-10	4,344,485	—	2,729	(1,630,049)	2,717,165	57,708,795	—	35,938	(20,468,801)	37,275,932
Class S2
12-31-11	—	—	—	—	—	—	—	—	—	—
12-31-10	—	—	—	(301)	(301)	—	—	—	(3,919)	(3,919)
International Index
Class ADV
12-31-11	351,640	—	8,486	(284,318)	75,808	2,876,631	—	77,309	(2,264,029)	689,911
12-31-10	199,172	—	8,101	(65,189)	142,084	1,561,830	—	63,107	(513,377)	1,111,560
Class I
12-31-11	16,962,159	—	665,985	(13,673,552)	3,954,592	135,975,770	—	6,107,079	(112,989,141)	29,093,708
12-31-10	11,035,638	—	1,073,106	(8,409,448)	3,699,296	86,477,478	—	8,402,417	(65,819,798)	29,060,097
Class S
12-31-11	1,575,567	—	254,492	(4,224,545)	(2,394,486)	12,752,507	—	2,323,513	(34,235,672)	(19,159,652)
12-31-10	4,759,642	—	474,391	(6,339,277)	(1,105,244)	38,088,042	—	3,695,507	(47,981,168)	(6,197,619)
Class S2
12-31-11	29,798	—	—	(4,127)	25,671	239,343	—	—	(30,083)	209,260
12-31-10	—	—	—	—	—	—	—	—	—	—

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Japan TOPIX Index
Class ADV
12-31-11	1,527,640	—	24,469	(1,250,365)	301,744	16,057,619	—	256,930	(12,624,063)	3,690,486
12-31-10	1,077,186	—	381	(339,309)	738,258	11,029,666	—	4,011	(3,441,687)	7,591,990
Class I
12-31-11	30,143,153	—	1,117,190	(22,673,176)	8,587,167	325,036,211	—	11,808,695	(250,402,301)	86,442,605
12-31-10	3,293,180	—	75,517	(18,566,445)	(15,197,748)	32,515,237	—	797,459	(190,615,490)	(157,302,794)
RussellTM Large Cap Growth Index
Class ADV
12-31-11	4,526	—	158	(3,718)	966	66,211	—	2,422	(52,843)	15,790
12-31-10	5,374	—	65	(302)	5,137	72,751	—	865	(3,927)	69,689
Class I
12-31-11	349,839	—	187,516	(2,270,229)	(1,732,874)	5,010,777	—	2,891,487	(33,472,231)	(25,569,967)
12-31-10	425,642	—	117,051	(2,681,659)	(2,138,966)	5,675,196	—	1,566,141	(34,728,995)	(27,487,658)
Class S
12-31-11	3,358,755	—	97,494	(3,308,221)	148,028	49,120,218	—	1,499,464	(47,639,718)	2,979,964
12-31-10	888,295	—	58,837	(1,950,848)	(1,003,716)	11,579,369	—	786,063	(25,116,613)	(12,751,181)
Class S2
12-31-11	—	—	—	—	—	—	—	—	—	—
12-31-10	—	—	—	(301)	(301)	—	—	—	(4,012)	(4,012)
RussellTM Large Cap Index
Class ADV
12-31-11	313,160	—	13,230	(458,088)	(131,698)	3,026,660	—	135,734	(4,417,362)	(1,254,968)
12-31-10	414,121	—	28,178	(153,442)	288,857	3,694,127	—	257,832	(1,337,599)	2,614,360
Class I
12-31-11	16,723,885	—	482,043	(42,316,632)	(25,110,704)	161,443,843	—	4,989,150	(413,582,504)	(247,149,511)
12-31-10	23,008,813	—	1,037,639	(17,034,097)	7,012,355	204,988,712	—	9,567,029	(154,161,523)	60,394,218
Class S
12-31-11	6,190,258	—	583,850	(13,029,827)	(6,255,719)	60,260,801	—	6,025,330	(124,468,786)	(58,182,655)
12-31-10	5,962,922	—	1,626,635	(10,021,357)	(2,431,800)	53,240,324	—	14,948,771	(88,587,310)	(20,398,215)
Class S2
12-31-11	26,586	—	67	(2,211)	24,442	260,457	—	706	(22,418)	238,745
12-31-10	5,097	—	—	(726)	4,371	46,250	—	—	(6,900)	39,350
RussellTM Large Cap Value Index
Class ADV
12-31-11	326	—	26	(364)	(12)	4,090	—	355	(4,184)	261
12-31-10	140	—	243	(304)	79	1,651	—	3,003	(3,447)	1,207
Class I
12-31-11	128,218	—	54,635	(496,882)	(314,029)	1,617,063	—	736,479	(6,255,316)	(3,901,774)
12-31-10	128,320	—	426,510	(748,194)	(193,364)	2,218,830	—	5,264,458	(9,686,101)	(2,202,813)
Class S
12-31-11	1,959,086	—	49,474	(1,520,275)	488,285	24,731,179	—	665,917	(19,006,147)	6,390,949
12-31-10	1,575,994	—	365,497	(862,961)	1,078,530	20,133,180	—	4,507,747	(10,246,485)	14,394,442
Class S2
12-31-11	—	—	—	—	—	—	—	—	—	—
12-31-10	—	—	—	(302)	(302)	—	—	—	(4,059)	(4,059)
RussellTM Mid Cap Growth Index
Class ADV
12-31-11	—	—	—	(1)	(1)	—	—	—	(18)	(18)
12-31-10	—	—	—	—	—	—	—	—	—	—
Class I
12-31-11	197,372	—	1,698	(717,623)	(518,553)	3,342,147	—	30,780	(12,155,583)	(8,782,656)
12-31-10	289,894	—	9,125	(262,807)	36,212	4,117,689	—	133,775	(3,511,520)	739,944

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
RussellTM Mid Cap Growth Index (continued)
Class S
12-31-11	1,749,316	—	71,889	(4,923,441)	(3,102,236)	29,834,703	—	1,301,915	(80,537,655)	(49,401,037)
12-31-10	2,993,074	—	240,342	(3,992,739)	(759,323)	43,713,303	—	3,520,481	(55,118,984)	(7,885,200)
Class S2
12-31-11	10	—	246	(16,592)	(16,336)	157	—	4,462	(274,552)	(269,933)
12-31-10	27,897	—	1,215	(43,314)	(14,202)	384,994	—	17,848	(601,313)	(198,471)
RussellTM Mid Cap Index
Class ADV
12-31-11	1,377,272	—	31,322	(300,276)	1,108,318	15,823,280	—	388,701	(3,379,862)	12,832,119
12-31-10	1,036,256	—	2,186	(125,809)	912,633	10,384,932	—	22,950	(1,249,931)	9,157,951
Class I
12-31-11	22,728,740	—	2,253,364	(27,392,902)	(2,410,798)	257,912,901	—	28,257,189	(316,043,577)	(29,873,487)
12-31-10	14,543,762	—	707,434	(33,382,969)	(18,131,773)	145,526,084	—	7,484,652	(340,030,006)	(187,019,270)
Class S
12-31-11	5,956,580	—	246,365	(6,775,695)	(572,750)	69,546,731	—	3,074,634	(77,778,636)	(5,157,271)
12-31-10	7,791,525	—	62,683	(4,870,570)	2,983,638	78,577,298	—	660,052	(47,262,542)	31,974,808
Class S2
12-31-11	227,740	—	1,740	(33,528)	195,952	2,568,129	—	21,649	(367,393)	2,222,385
12-31-10	39,939	—	—	(3,178)	36,761	421,935	—	17	(33,915)	388,037
RussellTM Small Cap Index
Class ADV
12-31-11	1,061,370	—	9,286	(283,209)	787,447	12,828,952	—	123,046	(3,381,042)	9,570,956
12-31-10	972,141	—	1,787	(106,562)	867,366	10,434,489	—	20,300	(1,084,530)	9,370,259
Class I
12-31-11	9,991,620	—	348,439	(12,054,809)	(1,714,750)	117,104,549	—	4,672,570	(148,279,672)	(26,502,553)
12-31-10	8,561,166	—	246,748	(16,661,129)	(7,853,215)	87,448,044	—	2,825,269	(178,839,019)	(88,565,706)
Class S
12-31-11	5,788,110	—	110,992	(7,938,223)	(2,039,121)	71,160,875	—	1,481,747	(95,516,332)	(22,873,710)
12-31-10	10,262,131	—	65,563	(7,539,422)	2,788,272	111,533,698	—	748,070	(76,761,204)	35,520,564
Class S2
12-31-11	206,354	—	584	(30,798)	176,140	2,512,242	—	7,745	(364,163)	2,155,824
12-31-10	11,990	—	—	(769)	11,221	128,996	—	16	(8,909)	120,103
U.S. Bond Index
Class ADV
12-31-11	637,639	—	16,176	(149,273)	504,542	6,965,109	—	174,475	(1,612,857)	5,526,727
12-31-10	276,734	—	5,307	(73,412)	208,629	2,972,868	—	56,943	(791,465)	2,238,346
Class I
12-31-11	112,909,089	—	13,246,250	(152,298,656)	(26,143,317)	1,236,352,825	—	142,658,672	(1,664,855,345)	(285,843,848)
12-31-10	128,706,238	—	8,305,836	(133,552,746)	3,459,328	1,385,363,309	—	89,035,675	(1,431,713,570)	42,685,414
Class S
12-31-11	14,187,986	—	860,734	(9,547,809)	5,500,911	155,089,578	—	9,265,323	(103,271,311)	61,083,590
12-31-10	7,990,147	—	592,646	(10,954,733)	(2,371,940)	85,655,201	—	6,342,097	(117,386,260)	(25,388,962)
Class S2
12-31-11	25,289	—	136	(6,963)	18,462	275,365	—	1,497	(76,928)	199,934
12-31-10	—	—	—	—	—	—	—	—	—	—
WisdomTreeSM Global High-Yielding Equity Index
Class ADV
12-31-11	116,396	—	3,296	(97,356)	22,336	899,154	—	28,678	(719,611)	208,221
12-31-10	93,011	—	672	(6,094)	87,589	694,384	—	5,049	(44,598)	654,835
Class I
12-31-11	—	—	—	—	—	—	—	—	—	—
12-31-10	—	—	—	—	—	—	—	—	—	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
WisdomTreeSM Global High-Yielding Equity Index (continued)
Class S
12-31-11	1,691,047	—	694,011	(4,950,228)	(2,565,170)	13,604,298	—	6,079,537	(39,436,145)	(19,752,310)
12-31-10	2,610,270	—	937,845	(5,890,819)	(2,342,704)	19,661,656	—	7,061,976	(42,264,094)	(15,540,462)

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Prior to October 1, 2011, the cash collateral was invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B (“BICR — Series B”), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. From the beginning of the period covered by this report through October 16, 2011, BICR-Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman Securities had market values significantly below amortized cost. On May 22, 2009, the Portfolios agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by BICR- Series B. Under the terms of the Capital Support Agreement, BNYC agreed to support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents a realized loss to the Portfolios) and subject, in part, to the Portfolios’ continued participation in the BNY securities lending program through September 15, 2011. As of September 15, 2011, the Portfolios had complied with the requirements under the Capital Support Agreement and therefore the Portfolios could exercise their right to sell the Lehman Securities to BNYC at a price equal to 80% of par value. The sale of the Lehman Securities was completed on October 17, 2011. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

At December 31, 2011, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received
Australia Index	$4,892,933	$5,176,690
Euro STOXX 50® Index	14,896,435	15,732,609
Hang Seng Index	1,272,980	1,363,851
International Index	10,255,498	10,809,512
Japan TOPIX Index	25,475,168	26,806,055
RussellTM Large Cap Growth Index	661,564	675,858
RussellTM Large Cap Index	998,480	1,020,769

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

Portfolio	Value of Securities Loaned	Cash Collateral Received
RussellTM Large Cap Value Index	$130,524	$133,460
RussellTM Mid Cap Growth Index	9,450,300	9,676,617
RussellTM Mid Cap Index	30,567,253	31,343,474
RussellTM Small Cap Index	45,556,851	47,120,015
U.S. Bond Index	22,643,321	22,765,753

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities (Australia Index, Emerging Markets Index, Euro STOXX 50® Index, FTSE 100® Index, International Index and Japan TOPIX Index). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios’ investments.

Emerging Markets Investments (Hang Seng Index, Emerging Markets Index, International Index and WisdomTreeSM Global High-Yielding Equity Index). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Non-Diversified (RussellTM Large Cap Growth Index, RussellTM Large Cap Value Index, RussellTM Mid Cap Growth Index, Australia Index, Emerging Markets Index, Euro STOXX 50® Index, FTSE 100® Index, Heng Seng Index and Japan TOPIX Index). The Portfolios are classified as non-diversified investment companies under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause a Portfolio’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Investment by Funds-of-Funds (RussellTM Mid Cap Index, RussellTM Small Cap Index, Australia Index, Emerging Markets Index, Euro STOXX 50® Index, FTSE 100® Index, Hang Seng Index, International Index, Japan TOPIX Index and U.S. Bond Index). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of each Portfolio may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects of the Underlying Funds and the fund-of-fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), paydown gains, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2011:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Australia Index	$(6,829)	$906,499	$(899,670)
Emerging Markets Index	(225,293)	(6,886)	232,179
Euro STOXX 50® Index	—	2,954,548	(2,954,548)
FTSE 100 Index®	—	(361,894)	361,894
Hang Seng Index	—	(1,727,939)	1,727,939
International Index	—	(670,200)	670,200
Japan TOPIX Index	—	62,108	(62,108)
RussellTM Large Cap Growth Index	1	(1,398)	1,397
RussellTM Large Cap Index	1	32,797	(32,798)
RussellTM Large Cap Value Index	—	8,382	(8,382)
RussellTM Mid Cap Growth Index	—	(91,310)	91,310
RussellTM Mid Cap Index	—	(1,661,606)	1,661,606
RussellTM Small Cap Index	—	69,606	(69,606)
U.S. Bond Index	—	9,543,769	(9,543,769)
WisdomTreeSM Global High-Yielding Equity Index	—	(257,261)	257,261

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Euro STOXX 50® Index	$25,027,100	$—	$6,042,220	$—
FTSE 100 Index®	20,446,513	4,485,813	8,495,818	—
Hang Seng Index	4,338,763	—	120,171	—
International Index	8,508,011	—	12,161,184	—
Japan TOPIX Index	8,392,813	3,672,812	801,470	—
RussellTM Large Cap Growth Index	4,393,373	—	2,353,069	—
RussellTM Large Cap Index	11,150,920	—	24,773,632	—
RussellTM Large Cap Value Index	1,402,752	—	9,775,208	—
RussellTM Mid Cap Growth Index	1,337,168	—	3,473,752	198,389
RussellTM Mid Cap Index	31,742,173	—	8,167,671	—
RussellTM Small Cap Index	6,285,108	—	3,593,655	—
U.S. Bond Index	139,335,989	12,764,064	95,434,789	—
WisdomTreeSM Global High-Yielding Equity Index	6,108,215	—	7,067,025	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2011 were:

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Australia Index	$7,908,141	$58	$(28,580,627)	$—	—	—
Emerging Markets Index	—	60,883	1,988,847	—	—	—
Euro STOXX 50® Index	28,573,650	—	(148,879,181)	(805,470)	Short-term	2018
				(1,366,517)	Short-term	N/A
				(14,065,997)	Long-term	N/A
				$(16,237,984)
FTSE 100 Index®	18,567,117	27,668,936	32,243,168	—	—	—
Hang Seng Index	1,778,204	—	(13,758,517)	(348,360)	Short-term	2017
				(211,429)	Short-term	2018
				(2,326,522)	Short-term	N/A
				(955,003)	Long-term	N/A
				$(3,841,314)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
International Index	$9,077,251	$—	$28,626,730	$(54,384,440)	Short-term	2015
				(14,301,357)	Short-term	2016
				(91,978,946)	Short-term	2017
				(1,826,920)	Short-term	2018
				$(162,491,663)*
Japan TOPIX Index	6,966,806	27,013,698	(43,655,179)	—	—	—
RussellTM Large Cap Growth Index	4,487,320	—	94,266,393	(26,636,423)	Short-term	2014
				(20,625,387)	Short-term	2015
				(143,769,582)	Short-term	2016
				$(191,031,392)*
RussellTM Large Cap Index	12,363,945	—	158,775,096	(2,146,609)	Short-term	2014
				(30,263,553)	Short-term	2015
				(65,341,389)	Short-term	2016
				(125,559,316)	Short-term	2017
				(8,688,924)	Short-term	2018
				$(231,999,791)*
RussellTM Large Cap Value Index	1,720,829	—	14,212,623	(13,078,873)	Short-term	2015
				(3,099,362)	Short-term	2016
				$(16,178,235)*
RussellTM Mid Cap Growth Index	977,457	—	60,167,618	(4,812,552)	Short-term	2015
				(142,133,093)	Short-term	2016
				$(146,945,645)*
RussellTM Mid Cap Index	22,359,368	51,460,497	320,251,480	—	—	—
RussellTM Small Cap Index	6,215,581	37,457,612	101,318,917	—	—	—
U.S. Bond Index	63,373,308	34,825,840	145,800,799	—	—	—
WisdomTreeSM Global High-Yielding Equity Index	7,114,375	—	(5,451,982)	(8,004,600)	Short-term	2016
				(30,688,288)	Short-term	2017
				(6,695,973)	Short-term	2018
				$(45,388,861)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of December 31, 2011, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act are effective for the Portfolios’ tax year ended December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTE 14 — SUBSEQUENT EVENTS

On December 15, 2011, the Board approved a change with respect to U.S. Bond Index’s sub-adviser from Neuberger Berman Fixed Income LLC to ING IM with related changes to the advisory fee payable to the Adviser. Effective on or about February 21, 2012, ING IM will begin managing the Portfolio under an interim sub-advisory agreement. Effective March 1, 2012, the Portfolio’s advisory fee payable to the Adviser will change.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 14 — SUBSEQUENT EVENTS (continued)

(subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to amendments on fair value measurements and disclosure requirements. The amendments clarify on how to measure and disclosure fair value under Fair Value Measurements (Topic 820). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of December 31, 2011, management of the Portfolios is currently assessing the potential impact to financial statement disclosure that may result from adopting this ASU.

ING AUSTRALIA INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.9%
		Consumer Discretionary: 3.4%
78,934		Crown Ltd.	$651,103	0.3
85,778		News Corp., Inc.	1,564,075	0.8
2,094,699		Other Securities(a)	4,311,647	2.3
			6,526,825	3.4

		Consumer Staples: 7.9%
97,603		Coca-Cola Amatil Ltd.	1,146,785	0.6
213,984		Wesfarmers Ltd.	6,445,990	3.4
224,760		Woolworths Ltd.	5,769,213	3.1
748,125		Other Securities	1,525,238	0.8
			14,887,226	7.9

		Energy: 6.9%
199,285		Oil Search Ltd.	1,273,750	0.7
200,479		Origin Energy Ltd.	2,733,847	1.4
171,906		Santos Ltd.	2,151,326	1.1
112,736		Woodside Petroleum Ltd.	3,528,978	1.9
38,123		WorleyParsons Ltd.	998,293	0.5
1,026,577		Other Securities (a)	2,385,788	1.3
			13,071,982	6.9

		Financials: 37.3%
529,624		AMP Ltd.	2,200,905	1.2
32,362		ASX Ltd.	1,010,167	0.5
484,663		Australia & New Zealand Banking Group Ltd.	10,151,198	5.4
433,860		CFS Retail Property Trust	747,059	0.4
291,170		Commonwealth Bank of Australia	14,625,853	7.7
894,111		Dexus Property Group	757,725	0.4
1,216,153		Goodman Group	707,109	0.4
316,173		GPT Group	990,971	0.5
382,738		Insurance Australia Group	1,165,986	0.6
96,098		Lend Lease Corp., Ltd.	703,723	0.4
63,667		Macquarie Group Ltd.	1,546,027	0.8
631,051		Mirvac Group	760,311	0.4
406,483		N ational Australia Bank Ltd.	9,683,034	5.1
205,597		QBE Insurance Group Ltd.	2,720,947	1.4
440,317		Stockland	1,438,422	0.8
237,728		Suncorp-Metway Ltd.	2,031,889	1.1
391,241		Westfield Group	3,121,467	1.6
519,120		Westfield Retail Trust	1,322,974	0.7
559,675		Westpac Banking Corp.	11,425,318	6.0
1,876,064		Other Securities(a)	3,609,244	1.9
			70,720,329	37.3

		Health Care: 3.4%
10,447		Cochlear Ltd.	663,499	0.3
98,358		CSL Ltd.	3,206,742	1.7
71,772		Sonic Healthcare Ltd.	827,261	0.4
528,658		Other Securities(a)	1,824,659	1.0
			6,522,161	3.4

COMMON STOCK: (continued)
		Industrials: 6.5%
180,220		Asciano Group	$828,173	0.4
273,200		Brambles Ltd.	1,994,701	1.1
12,374		Campbell Brothers Ltd.	619,622	0.3
418,529	@	Qantas Airways Ltd.	622,979	0.3
297,556	L	QR National Ltd.	1,039,440	0.6
266,700		Sydney Airport	724,909	0.4
264,953		Transurban Group	1,521,744	0.8
1,785,509		Other Securities(a)	5,011,451	2.6
			12,363,019	6.5

		Information Technology: 0.6%
94,086		Computershare Ltd.	769,058	0.4
70,102		Other Securities(a)	379,332	0.2
			1,148,390	0.6

		Materials: 24.0%
225,773		Amcor Ltd.	1,662,054	0.9
592,962		BHP Billiton Ltd.	20,930,721	11.0
314,361		Fortescue Metals Group Ltd.	1,375,172	0.7
77,323		Iluka Resources Ltd.	1,224,719	0.7
300,943		Incitec Pivot Ltd.	955,368	0.5
141,044		Newcrest Mining Ltd.	4,298,324	2.3
67,114		Orica Ltd.	1,660,668	0.9
80,516		Rio Tinto Ltd.	4,963,736	2.6
4,678,048		Other Securities(a)	8,424,131	4.4
			45,494,893	24.0

		Telecommunication Services: 0.2%
216,216		Other Securities	379,345	0.2

		Telecommunications: 4.1%
2,299,119		Telstra Corp., Ltd.	7,819,342	4.1

		Utilities: 1.6%
84,667		AGL Energy Ltd.	1,238,831	0.7
218,700	#	Spark Infrastructure Group	307,248	0.2
905,926		Other Securities(a)	1,396,003	0.7
			2,942,082	1.6

		Total Common Stock
		(Cost $208,020,417)	181,875,594	95.9

Principal Amount†	Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.4%
Securities Lending Collateralcc(1): 2.7%
1,229,464
Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $1,229,480, collateralized by various U.S. Government Agency Obligations, 1.437%–6.014%, Market Value plus

See Accompanying Notes to Financial Statements

ING AUSTRALIA INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value		Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
	accrued interest $1,254,053, due 06/01/17–09/01/44)		$1,229,464	0.6
1,229,464	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,229,475, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $1,254,053, due 01/19/12–12/20/41)		1,229,464	0.6
1,229,464	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,229,477, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,254,053, due 06/28/12–11/01/41)		1,229,464	0.7
1,229,464	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,229,477, collateralized by various U.S. Government Agency Obligations, 2.163%–6.500%, Market Value plus accrued interest $1,254,053, due 04/01/20–12/01/48)		1,229,464	0.7
258,834	Mizuho Securities USA Inc., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $258,837, collateralized by various U.S. Government Agency Obligations, 0.000%–11.000%, Market Value plus accrued interest $264,011, due 08/01/13–10/01/47)		258,834	0.1
			5,176,690	2.7

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 2.7%
5,117,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $5,117,000)	$5,117,000	2.7

	Total Short-Term Investments (Cost $10,293,690)	10,293,690	5.4

	Total Investments in Securities (Cost $218,314,107)	$192,169,284	101.3
	Liabilities in Excess of Other Assets	(2,457,704)	(1.3)
	Net Assets	$189,711,580	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains loaned securities.

Cost for federal income tax purposes is $220,593,839.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,333,852
Gross Unrealized Depreciation	(30,758,407)
Net Unrealized depreciation	$(28,424,555)

See Accompanying Notes to Financial Statements

ING AUSTRALIA INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$—	$6,526,825	$—	$6,526,825
Consumer Staples	—	14,887,226	—	14,887,226
Energy	—	12,972,066	99,916	13,071,982
Financials	—	70,720,329	—	70,720,329
Health Care	—	6,522,161	—	6,522,161
Industrials	—	12,363,019	—	12,363,019
Information Technology	—	1,148,390	—	1,148,390
Materials	—	45,494,893	—	45,494,893
Telecommunication Services	—	379,345	—	379,345
Telecommunications	—	7,819,342	—	7,819,342
Utilities	—	2,942,082	—	2,942,082
Total Common Stock	—	181,775,678	99,916	181,875,594
Short-Term Investments	5,117,000	5,176,690	—	10,293,690
Total Investments, at value	$5,117,000	$186,952,368	$99,916	$192,169,284
Other Financial Instruments+
Forward Foreign Currency Contracts	—	32,045	—	32,045
Total Assets	$5,117,000	$186,984,413	$99,916	$192,201,329
Liabilities Table
Other Financial Instruments+
Futures	$(179,112)	$—	$—	$(179,112)
Total Liabilities	$(179,112)	$—	$—	$(179,112)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Common Stock	$—	$79,426	$(5,075)	$—	$25,205	$360	$—	$—	$99,916
Total Investments, at value	$—	$79,426	$(5,075)	$—	$25,205	$360	$—	$—	$99,916

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $25,205.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING AUSTRALIA INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING Australia Index Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	Australian Dollar	3,000,000	BUY	03/21/12	$3,008,670	$3,040,715	$32,045
							$32,045

ING Australia Index Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
ASX SPI 200® Index	78	03/15/12	$8,015,721	$(179,112)
			$8,015,721	$(179,112)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$32,045
Total Asset Derivatives		$32,045
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$179,112
Total Liability Derivatives		$179,112

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$1,013,640	$—	$1,013,640
Equity contracts	—	(553,883)	(553,883)
Total	$1,013,640	$(553,883)	$459,757

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$32,045	$—	$32,045
Equity contracts	—	(179,112)	(179,112)
Total	$32,045	$(179,112)	$(147,067)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 93.8%
		Consumer Discretionary: 5.9%
3,197	@	Hyundai Mobis	$812,268	1.3
7,235	@	Hyundai Motor Co.	1,340,122	2.2
11,240	@	Kia Motors Corp.	652,232	1.1
18,122		Naspers Ltd.	791,596	1.3
			3,596,218	5.9

		Consumer Staples: 4.1%
30,700		BRF — Brasil Foods SA ADR	600,185	1.0
35,300		Cia de Bebidas das Americas ADR	1,273,977	2.1
9,100		Fomento Economico Mexicano SAB de CV ADR	634,361	1.0
			2,508,523	4.1

		Energy: 19.9%
788,000		China Petroleum & Chemical Corp.	827,213	1.3
159,500		China Shenhua Energy Co., Ltd.	689,721	1.1
838,000		CNOOC Ltd.	1,461,258	2.4
249,903		Gazprom OAO ADR	2,663,966	4.3
23,900		Lukoil-Spon	1,265,505	2.1
4,300		NovaTek OAO GDR	537,909	0.9
990,000		PetroChina Co., Ltd.	1,229,416	2.0
98,600		Petroleo Brasileiro SA ADR	2,316,114	3.8
25,645		Sasol Ltd.	1,220,779	2.0
			12,211,881	19.9

		Financials: 20.9%
89,700		Banco Bradesco SA ADR	1,496,196	2.4
3,139,000		Bank of China Ltd.	1,151,061	1.9
2,820,000		China Construction Bank	1,958,802	3.2
349,000		China Life Insurance Co., Ltd.	860,128	1.4
10,000		ICICI Bank Ltd. ADR	264,300	0.4
2,850,000		Industrial and Commercial Bank of China Ltd.	1,683,372	2.8
107,000		Itau Unibanco Holding SA ADR	1,985,920	3.2
17,220	@	KB Financial Group, Inc.	542,609	0.9
81,000		Ping An Insurance Group Co. of China Ltd.	531,423	0.9
101,300	@	Sberbank of Russia ADR	1,004,896	1.6
20,020	@	Shinhan Financial Group Co., Ltd.	692,296	1.1
55,855		Standard Bank Group Ltd.	682,299	1.1
			12,853,302	20.9

		Industrials: 0.7%
1,962	@	Hyundai Heavy Industries	438,683	0.7

		Information Technology: 18.5%
426,000		Hon Hai Precision Industry Co., Ltd.	1,164,997	1.9
34,000		HTC Corp.	557,286	0.9

COMMON STOCK: (continued)
		Information Technology: (continued)
20,200		Infosys Technologies Ltd. ADR	$1,037,876	1.7
5,184		Samsung Electronics Co., Ltd.	4,768,440	7.8
1,155,000		Taiwan Semiconductor Manufacturing Co., Ltd.	2,885,883	4.7
47,400		Tencent Holdings Ltd.	949,108	1.5
			11,363,590	18.5

		Materials: 11.6%
17,905		AngloGold Ashanti Ltd	760,305	1.2
531,000		China Steel Corp.	504,726	0.8
187,000		Formosa Plastics Corp.	498,480	0.8
33,957		Gold Fields Ltd.	520,692	0.8
23,711		Impala Platinum Holdings Ltd.	490,910	0.8
2,177	@	LG Chem Ltd.	600,321	1.0
22,400		MMC Norilsk Nickel ADR	342,291	0.6
3,068		Posco	1,012,014	1.6
13,100		Uralkali GDR	471,719	0.8
94,000		Vale SA ADR	1,936,400	3.2
			7,137,858	11.6

		Telecommunication Services: 1.0%
276,000		China Unicom Ltd.	581,852	1.0

		Telecommunications: 11.2%
94,100		America Movil SAB de CV ADR	2,126,660	3.5
282,500		China Mobile Ltd.	2,744,653	4.5
178,000		Chunghwa Telecom Co., Ltd.	588,034	0.9
79,578		MTN Group Ltd.	1,413,884	2.3
			6,873,231	11.2
		Total Common Stock
		(Cost $55,577,991)	57,565,138	93.8

SHORT-TERM INVESTMENTS: 6.5%
		Mutual Funds: 6.5%
4,016,000		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $4,016,000)	4,016,000	6.5

		Total Short-Term Investments (Cost $4,016,000)	4,016,000	6.5

		Total Investments in Securities (Cost $59,593,991)	$61,581,138	100.3
		Liabilities in Excess of Other Assets	(188,151)	(0.3)
		Net Assets	$61,392,987	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Cost for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$—	$3,596,218	$—	$3,596,218
Consumer Staples	2,508,523	—	—	2,508,523
Energy	6,245,585	5,966,296	—	12,211,881
Financials	3,308,001	9,545,301	—	12,853,302
Industrials	—	438,683	—	438,683
Information Technology	1,037,876	10,325,714	—	11,363,590
Materials	2,948,414	4,189,444	—	7,137,858
Telecommunication Services	—	581,852	—	581,852
Telecommunications	2,126,660	4,746,571	—	6,873,231
Total Common Stock	18,175,059	39,390,079	—	57,565,138
Short-Term Investments	4,016,000	—	—	4,016,000
Total Investments, at value	$22,191,059	$39,390,079	$—	$61,581,138
Other Financial Instruments+
Futures	100,957	—	—	100,957
Total Assets	$22,292,016	$39,390,079	$—	$61,682,095

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

ING Emerging Markets Index Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI Emerging Markets Index	97	03/16/12	$4,469,275	$100,957
			$4,469,275	$100,957

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$100,957
Total Asset Derivatives		$100,957

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(40)
Total	$(40)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$100,957
Total	$100,957

See Accompanying Notes to Financial Statements

ING EURO STOXX 50® INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.0%
		Consumer Discretionary: 6.4%
121,145		Bayerische Motoren Werke AG	$8,098,299	1.2
335,932		DaimlerChrysler AG	14,716,650	2.2
79,891		Inditex S.A.	6,521,878	0.9
100,705	L	LVMH Moet Hennessy Louis Vuitton S.A.	14,185,742	2.1
			43,522,569	6.4

		Consumer Staples: 9.8%
280,291		Anheuser-Busch InBev NV	17,107,037	2.5
212,666		Carrefour S.A.	4,838,519	0.7
230,896		Groupe Danone	14,489,257	2.2
89,832		L’Oreal S.A.	9,355,960	1.4
585,193		Unilever NV	20,120,966	3.0
			65,911,739	9.8

		Energy: 10.7%
994,999		ENI S.p.A.	20,514,479	3.0
308,392	L	Repsol YPF S.A.	9,435,321	1.4
835,554		Total S.A.	42,636,456	6.3
			72,586,256	10.7

		Financials: 22.0%
170,468		Allianz AG	16,280,366	2.4
503,503	L	Assicurazioni Generali S.p.A.	7,558,233	1.1
698,759		AXA S.A.	9,032,285	1.3
3,224,264		Banco Santander Central Hispano S.A.	24,358,135	3.6
1,818,222		Banco Bilbao Vizcaya Argentaria S.A.	15,662,496	2.3
376,219		BNP Paribas	14,649,716	2.2
350,956		Deutsche Bank AG	13,301,516	2.0
70,101	@	Deutsche Boerse AG	3,668,924	0.5
1,455,332	**, @	ING Groep NV	10,407,925	1.5
5,264,472		Intesa Sanpaolo S.p.A.	8,768,042	1.3
60,666		Muenchener Rueckversicherungs AG	7,434,160	1.1
292,465		Societe Generale	6,456,331	1.0
34,383		Unibail	6,153,623	0.9
621,962	L	UniCredit SpA	5,130,014	0.8
			148,861,766	22.0

		Health Care: 8.0%
311,634		Bayer AG	19,901,971	3.0
462,640		Sanofi-Aventis	33,817,839	5.0
			53,719,810	8.0

		Industrials: 9.5%
163,407		Cie de Saint-Gobain	6,246,338	0.9
354,371		Koninklijke Philips Electronics NV	7,435,289	1.1
206,808		Schneider Electric S.A.	10,812,176	1.6
324,628		Siemens AG	31,058,989	4.6

COMMON STOCK: (continued)
		Industrials: (continued)
200,156		Vinci S.A.	$8,712,463	1.3
			64,265,255	9.5

		Information Technology: 3.7%
1,411,280		Nokia OYJ	6,803,513	1.0
348,340		SAP AG	18,424,233	2.7
			25,227,746	3.7

		Materials: 7.3%
107,111		Air Liquide	13,225,780	2.0
348,113		ArcelorMittal	6,325,355	0.9
346,371		BASF AG	24,113,738	3.6
273,390		CRH PLC	5,412,282	0.8
			49,077,155	7.3

		Telecommunications: 9.5%
1,122,714		Deutsche Telekom AG	12,878,491	1.9
719,254		France Telecom S.A.	11,257,486	1.7
3,910,489		Telecom Italia S.p.A.	4,179,757	0.6
1,499,786		Telefonica S.A.	25,838,491	3.8
465,969		Vivendi	10,171,859	1.5
			64,326,084	9.5

		Utilities: 8.1%
754,076		E.ON AG	16,250,412	2.4
2,401,615		Enel S.p.A.	9,742,693	1.4
502,298		Gaz de France	13,648,974	2.0
1,379,300		Iberdrola S.A.	8,615,686	1.3
182,428		RWE AG	6,403,827	1.0
			54,661,592	8.1

		Total Common Stock
		(Cost $757,762,427)	642,159,972	95.0

PREFERRED STOCK: 1.2%
		Consumer Discretionary: 1.2%
54,212		Volkswagen AG	8,105,290	1.2

		Total Preferred Stock
		(Cost $8,670,899)	8,105,290	1.2

		Total Long-Term Investments
		(Cost $766,433,326)	650,265,262	96.2

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.3%
Securities Lending Collateralcc(1): 2.3%
3,736,494	BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $3,736,519, collateralized by various U.S. Government Agency Obligations, 5.000%–6.000%, Market

See Accompanying Notes to Financial Statements

ING EURO STOXX 50® INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
	Value plus accrued interest $3,811,224, due 05/15/24–04/15/41)	$3,736,494	0.6
3,736,494	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $3,736,543, collateralized by various U.S. Government Agency Obligations, 1.437%–6.014%, Market Value plus accrued interest $3,811,224, due 06/01/17–09/01/44)	3,736,494	0.5
3,736,494	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $3,736,527, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $3,811,224, due 01/19/12–12/20/41)	3,736,494	0.5
786,633	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $786,640, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $802,366, due 06/28/12–11/01/41)	786,633	0.1
3,736,494	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.02%, due 01/03/12 (Repurchase Amount

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
	$3,736,502, collateralized by various U.S. Government Securities, 1.875%–4.000%, Market Value plus accrued interest $3,811,229, due 02/15/15–06/30/15)	$3,736,494	0.6
		15,732,609	2.3

	Total Short-Term Investments
	(Cost $15,732,609)	15,732,609	2.3

	Total Investments in Securities (Cost $782,165,935)	$665,997,871	98.5
	Assets in Excess of Other Liabilities	9,822,067	1.5
	Net Assets	$675,819,938	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

**	Investment in affiliate

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $815,139,206.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$17,132,565
Gross Unrealized Depreciation	(166,273,900)
Net Unrealized depreciation	$(149,141,335)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$—	$43,522,569	$—	$43,522,569
Consumer Staples	—	65,911,739	—	65,911,739
Energy	—	72,586,256	—	72,586,256
Financials	—	148,861,766	—	148,861,766

See Accompanying Notes to Financial Statements

ING EURO STOXX 50® INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Common Stock (continued)
Health Care	$—	$53,719,810	$—	$53,719,810
Industrials	—	64,265,255	—	64,265,255
Information Technology	—	25,227,746	—	25,227,746
Materials	—	49,077,155	—	49,077,155
Telecommunications	—	64,326,084	—	64,326,084
Utilities	—	54,661,592	—	54,661,592
Total Common Stock	—	642,159,972	—	642,159,972
Preferred Stock	—	8,105,290	—	8,105,290
Short-Term Investments	—	15,732,609	—	15,732,609
Total Investments, at value	$—	$665,997,871	$—	$665,997,871
Other Financial Instruments+
Futures	284,472	—	—	284,472
Forward Foreign Currency Contracts	—	61,900	—	61,900
Total Assets	$284,472	$666,059,771	$—	$666,344,243
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(14,944)	$—	$(14,944)
Total Liabilities	$—	$(14,944)	$—	$(14,944)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING Euro STOXX 50® Index Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EU Euro	18,000,000	BUY	03/21/12	$23,265,900	$23,313,828	$47,928
JPMorgan Chase & Co.	EU Euro	2,000,000	BUY	03/21/12	2,605,370	2,590,426	(14,944)
							$32,984
Brown Brothers Harriman	EU Euro	1,000,000	SELL	03/21/12	$1,309,185	$1,295,213	$13,972
							$13,972

ING Euro STOXX 50® Index Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Euro STOXX 50®	866	03/16/12	$25,868,479	$284,472
			$25,868,479	$284,472

See Accompanying Notes to Financial Statements

ING EURO STOXX 50® INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$61,900
Equity contracts	Net Assets — Unrealized appreciation*	284,472
Total Asset Derivatives		$346,372
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$14,944
Total Liability Derivatives		$14,944

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$3,216,116	$—	$3,216,116
Equity contracts	—	(2,634,369)	(2,634,369)
Total	$3,216,116	$(2,634,369)	$581,747

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(6,677)	$—	$(6,677)
Equity contracts	—	463,454	463,454
Total	$(6,677)	$463,454	$456,777

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING FTSE 100 INDEX® PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.9%
		Consumer Discretionary: 5.5%
302,535		British Sky Broadcasting PLC	$3,442,006	0.6
432,520		Compass Group PLC	4,104,052	0.8
539,044		Kingfisher PLC	2,094,707	0.4
187,118		Pearson PLC	3,511,933	0.6
279,828		Reed Elsevier PLC	2,252,630	0.4
289,617		WPP PLC	3,037,264	0.6
1,914,136		Other Securities	11,081,431	2.1
			29,524,023	5.5

		Consumer Staples: 16.8%
450,977		British American Tobacco PLC	21,394,356	4.0
579,628		Diageo PLC	12,664,829	2.4
233,969		Imperial Tobacco Group PLC	8,853,442	1.6
429,365		J Sainsbury PLC	2,018,653	0.4
166,810		Reckitt Benckiser PLC	8,227,009	1.5
273,813		SABMiller PLC	9,626,251	1.8
1,830,011		Tesco PLC	11,449,997	2.1
301,505		Unilever PLC	10,110,620	1.9
592,815		WM Morrison Supermarkets PLC	2,998,429	0.6
198,365		Other Securities	2,737,761	0.5
			90,081,347	16.8

		Energy: 20.4%
775,354		BG Group PLC	16,564,256	3.1
4,314,534		BP PLC	30,733,436	5.7
834,399		Royal Dutch Shell PLC — Class A	30,613,269	5.7
615,540		Royal Dutch Shell PLC — Class B	23,413,656	4.4
208,001		Tullow Oil PLC	4,519,450	0.8
547,418		Other Securities	3,968,620	0.7
			109,812,687	20.4

		Financials: 15.4%
658,842		Aviva PLC	3,064,472	0.6
2,803,035		Barclays PLC	7,676,578	1.4
4,080,319		HSBC Holdings PLC	31,149,109	5.8
1,348,897		Legal & General Group PLC	2,155,623	0.4
9,242,787	@	Lloyds TSB Group PLC	3,712,617	0.7
1,272,134		Old Mutual PLC	2,675,699	0.5
580,779		Prudential PLC	5,746,282	1.1
547,110		Standard Chartered PLC	11,966,584	2.2
7,273,783		Other Securities	14,528,613	2.7
			82,675,577	15.4

		Health Care: 8.7%
298,635		AstraZeneca PLC	13,794,448	2.6
1,162,807		GlaxoSmithKline PLC	26,495,431	4.9
128,721		Shire PLC	4,473,547	0.8
204,281		Smith & Nephew PLC	1,982,507	0.4
			46,745,933	8.7

COMMON STOCK: (continued)
		Industrials: 5.0%
61,030		Aggreko PLC	$1,909,667	0.4
739,477		BAE Systems PLC	3,267,592	0.6
230,119		Experian Group Ltd.	3,127,881	0.6
430,744		Rolls-Royce Holdings PLC	4,987,187	0.9
64,967		Wolseley PLC	2,148,783	0.4
1,507,399		Other Securities	11,389,351	2.1
			26,830,461	5.0

		Information Technology: 0.8%
309,460		ARM Holdings PLC	2,856,440	0.5
304,461		Other Securities	1,391,182	0.3
			4,247,622	0.8

		Materials: 12.2%
305,140		Anglo American PLC	11,271,838	2.1
486,048		BHP Billiton PLC	14,209,834	2.6
163,923		CRH PLC	3,253,626	0.6
324,218		Glencore International PLC	1,979,635	0.4
20,921		Randgold Resources Ltd.	2,138,919	0.4
330,475		Rio Tinto PLC	16,142,439	3.0
511,695		Xstrata PLC	7,790,578	1.4
697,812		Other Securities	9,022,076	1.7
			65,808,945	12.2

		Telecommunications: 7.0%
1,779,589		BT Group PLC	5,274,990	1.0
11,594,542		Vodafone Group PLC	32,326,574	6.0
			37,601,564	7.0

		Utilities: 4.1%
1,185,629		Centrica PLC	5,325,213	1.0
819,072		National Grid PLC	7,916,914	1.5
214,384		Scottish & Southern Energy PLC	4,291,355	0.8
559,046		Other Securities	4,546,009	0.8
			22,079,491	4.1

		Total Common Stock
		(Cost $481,335,880)	$515,407,650	95.9
		Assets in Excess of Other Liabilities	22,102,366	4.1
		Net Assets	$537,510,016	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

Cost for federal income tax purposes is $483,102,177.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$73,833,439
Gross Unrealized Depreciation	(41,527,966)
Net Unrealized appreciation	$32,305,473

See Accompanying Notes to Financial Statements

ING FTSE 100 INDEX® PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$—	$29,524,023	$—	$29,524,023
Consumer Staples	—	90,081,347	—	90,081,347
Energy	—	109,812,687	—	109,812,687
Financials	—	82,675,577	—	82,675,577
Health Care	—	46,745,933	—	46,745,933
Industrials	—	26,830,461	—	26,830,461
Information Technology	—	4,247,622	—	4,247,622
Materials	1,553,321	64,255,624	—	65,808,945
Telecommunications	—	37,601,564	—	37,601,564
Utilities	—	22,079,491	—	22,079,491
Total Common Stock	1,553,321	513,854,329	—	515,407,650
Total Investments, at value	$1,553,321	$513,854,329	$—	$515,407,650
Other Financial Instruments+
Futures	101,675	—	—	101,675
Total Assets	$1,654,996	$513,854,329	$—	$515,509,325
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(68,912)	$—	$(68,912)
Total Liabilities	$—	$(68,912)	$—	$(68,912)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At December 31, 2011, the following forward foreign currency contracts were outstanding for the ING FTSE 100 Index® Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	British Pound	16,000,000	BUY	03/21/12	$24,832,000	$24,828,259	$(3,741)
							$(3,741)
Brown Brothers Harriman	British Pound	4,700,000	SELL	03/21/12	$7,228,130	$7,293,301	$(65,171)
							$(65,171)

See Accompanying Notes to Financial Statements

ING FTSE 100 INDEX® PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

ING FTSE 100 Index® Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
FTSE 100 Index	266	03/16/12	$22,868,928	$101,675
			$22,868,928	$101,675

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$101,675
Total Asset Derivatives		$101,675
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$68,912
Total Liability Derivatives		$68,912

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$423,377	$—	$423,377
Equity contracts	—	23,267	23,267
Total	$423,377	$23,267	$446,644

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$391,057	$—	$391,057
Equity contracts	—	(12,360)	(12,360)
Total	$391,057	$(12,360)	$378,697

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING HANG SENG INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.7%
		Consumer Discretionary: 2.8%
916,000		Belle International Holdings	$1,591,339	1.1
254,779		Esprit Holdings Ltd.	328,002	0.2
1,119,028		Li & Fung Ltd.	2,061,945	1.5
			3,981,286	2.8

		Consumer Staples: 3.4%
237,286		China Resources Enterprise	812,206	0.6
157,500		Hengan International Group Co., Ltd.	1,468,412	1.0
386,000		Tingyi Cayman Islands Holding Corp.	1,169,202	0.8
1,436,000		Want Want China Holdings Ltd.	1,430,373	1.0
			4,880,193	3.4

		Energy: 13.0%
770,000		China Coal Energy Co. — Class H	826,566	0.6
3,312,337		China Petroleum & Chemical Corp.	3,477,169	2.5
670,841		China Shenhua Energy Co., Ltd.	2,900,897	2.0
3,527,714		CNOOC Ltd.	6,151,432	4.3
4,166,604		PetroChina Co., Ltd.	5,174,231	3.6
			18,530,295	13.0

		Financials: 55.6%
1,664,600		AIA Group Ltd.	5,181,771	3.6
14,033,746		Bank of China Ltd.	5,146,127	3.6
1,440,451		Bank of Communications Co., Ltd.	1,002,175	0.7
307,384		Bank of East Asia Ltd.	1,159,844	0.8
730,629		BOC Hong Kong Holdings Ltd.	1,724,027	1.2
274,739		Cheung Kong Holdings Ltd.	3,259,060	2.3
14,240,107		China Construction Bank	9,891,332	6.9
1,468,911		China Life Insurance Co., Ltd.	3,620,206	2.5
806,991		China Overseas Land & Investment Ltd.	1,339,269	0.9
372,000		China Resources Land Ltd.	595,032	0.4
441,706		Hang Lung Properties Ltd.	1,253,820	0.9
150,943		Hang Seng Bank Ltd.	1,787,982	1.3
187,024		Henderson Land Development Co., Ltd.	926,470	0.7
202,441		Hong Kong Exchanges and Clearing Ltd.	3,221,241	2.3
2,741,003		HSBC Holdings PLC	20,879,831	14.7
12,852,340		Industrial and Commercial Bank of China Ltd.	7,591,322	5.3

COMMON STOCK: (continued)
		Financials: (continued)
709,264		New World Development Ltd.	$569,494	0.4
401,716	L	Ping An Insurance Group Co. of China Ltd.	2,635,567	1.9
573,265		Sino Land Co.	814,626	0.6
279,555		Sun Hung Kai Properties Ltd.	3,493,575	2.5
143,091		Swire Pacific Ltd.	1,724,038	1.2
298,637		Wharf Holdings Ltd.	1,346,159	0.9
			79,162,968	55.6

		Industrials: 4.5%
232,818		Cathay Pacific Airways Ltd.	398,074	0.3
244,285		China Merchants Holdings International Co., Ltd.	706,551	0.5
251,811		Citic Pacific Ltd.	452,200	0.3
320,697		Cosco Pacific Ltd.	373,530	0.3
420,464		Hutchison Whampoa Ltd.	3,508,705	2.5
285,643		MTR Corp.	923,144	0.6
			6,362,204	4.5

		Information Technology: 3.1%
217,475		Tencent Holdings Ltd.	4,354,582	3.1

		Materials: 0.2%
777,728	L	Aluminum Corp. of China Ltd.	336,304	0.2

		Telecommunication Services: 1.4%
931,110		China Unicom Ltd.	1,962,928	1.4

		Telecommunications: 8.1%
1,188,601		China Mobile Ltd.	11,547,958	8.1

		Utilities: 5.6%
373,654		China Resources Power Holdings Co.	719,433	0.5
356,431		CLP Holdings Ltd.	3,028,193	2.2
935,458		Hong Kong & China Gas	2,165,933	1.5
273,822		HongKong Electric Holdings	2,024,648	1.4
			7,938,207	5.6

		Total Common Stock
		(Cost $151,050,911)	139,056,925	97.7

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.7%
Securities Lending Collateralcc(1): 0.9%
363,851	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase

See Accompanying Notes to Financial Statements

ING HANG SENG INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
	Amount $363,856, collateralized by various U.S. Government Agency Obligations, 1.437%–6.014%, Market Value plus accrued interest $371,128, due 06/01/17–09/01/44)	$363,851	0.2
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,000,009, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $1,020,000, due 01/19/12–12/20/41)	1,000,000	0.7
		1,363,851	0.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.8%
2,531,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $2,531,000)	2,531,000	1.8

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: (continued)

	Total Short-Term Investments
	(Cost $3,894,851)	$3,894,851	2.7

	Total Investments in Securities (Cost $154,945,762)	$142,951,776	100.4
	Liabilities in Excess of Other Assets	(575,249)	(0.4)
	Net Assets	$142,376,527	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $156,682,230.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$7,108,019
Gross Unrealized Depreciation	(20,838,473)
Net Unrealized depreciation	$(13,730,454)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$—	$3,981,286	$—	$3,981,286
Consumer Staples	—	4,880,193	—	4,880,193
Energy	—	18,530,295	—	18,530,295
Financials	—	79,162,968	—	79,162,968
Industrials	—	6,362,204	—	6,362,204
Information Technology	—	4,354,582	—	4,354,582
Materials	—	336,304	—	336,304
Telecommunication Services	—	1,962,928	—	1,962,928
Telecommunications	—	11,547,958	—	11,547,958
Utilities	—	7,938,207	—	7,938,207
Total Common Stock	—	139,056,925	—	139,056,925
Short-Term Investments	2,531,000	1,363,851	—	3,894,851
Total Investments, at value	$2,531,000	$140,420,776	$—	$142,951,776

See Accompanying Notes to Financial Statements

ING HANG SENG INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Liabilities Table
Other Financial Instruments+
Futures	$(29,364)	$—	$—	$(29,364)
Total Liabilities	$(29,364)	$—	$—	$(29,364)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

ING Hang Seng Index Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Hang Seng Index	32	01/30/12	$3,802,127	$(29,364)
			$3,802,127	$(29,364)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity Contracts	Net Assets — Unrealized depreciation*	$29,364
Total Liability Derivatives		$29,364

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(220,376)
Total	$(220,376)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(79,561)
Total	$(79,561)

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.2%
		Consumer Discretionary: 9.1%
30,205		DaimlerChrysler AG	$1,323,233	0.4
54,100	L	Honda Motor Co., Ltd.	1,647,935	0.5
93,689		Toyota Motor Corp.	3,098,025	0.9
2,407,046		Other Securities(a)	23,782,665	7.3
			29,851,858	9.1

		Consumer Staples: 11.1%
26,301		Anheuser-Busch InBev NV	1,605,232	0.5
64,584		British American Tobacco PLC	3,063,866	0.9
84,760		Diageo PLC	1,852,000	0.6
19,996		Groupe Danone	1,254,795	0.4
33,917		Imperial Tobacco Group PLC	1,283,427	0.4
110,084		Nestle S.A.	6,321,411	1.9
272,314		Tesco PLC	1,703,812	0.5
55,569		Unilever NV	1,910,655	0.6
46,158		Unilever PLC	1,547,855	0.5
720,350		Other Securities(a)	15,694,349	4.8
			36,237,402	11.1

		Energy: 8.6%
110,387		BG Group PLC	2,358,250	0.7
638,540		BP PLC	4,548,470	1.4
81,679		ENI S.p.A.	1,684,024	0.5
118,564		Royal Dutch Shell PLC — Class A	4,349,995	1.3
90,571		Royal Dutch Shell PLC — Class B	3,445,102	1.1
69,896		Total S.A.	3,566,637	1.1
433,516		Other Securities(a)	8,200,769	2.5
			28,153,247	8.6

		Financials: 20.0%
15,127		Allianz AG	1,444,688	0.4
87,212		Australia & New Zealand Banking Group Ltd.	1,826,643	0.6
283,350		Banco Santander Central Hispano S.A.	2,140,606	0.6
146,102		Banco Bilbao Vizcaya Argentaria S.A.	1,258,549	0.4
51,201		Commonwealth Bank of Australia	2,571,894	0.8
31,206		Deutsche Bank AG	1,182,733	0.4
585,696		HSBC Holdings PLC	4,471,197	1.4
432,721		Mitsubishi UFJ Financial Group, Inc.	1,831,916	0.6
70,557		National Australia Bank Ltd.	1,680,774	0.5
78,433		Standard Chartered PLC	1,715,514	0.5
45,700		Sumitomo Mitsui Financial Group, Inc.	1,267,388	0.4
120,528		UBS AG — Reg	1,429,786	0.4

COMMON STOCK: (continued)
		Financials: (continued)
101,375		Westpac Banking Corp.	$2,069,490	0.6
10,427,984		Other Securities(a)	40,595,988	12.4
			65,487,166	20.0

		Health Care: 9.4%
45,961		AstraZeneca PLC	2,123,015	0.7
27,275		Bayer AG	1,741,871	0.5
171,632		GlaxoSmithKline PLC	3,910,764	1.2
77,558		Novartis AG	4,428,025	1.4
13,894		Novo-Nordisk A/S	1,596,188	0.5
23,689		Roche Holding AG — Genusschein	4,006,245	1.2
37,347		Sanofi-Aventis	2,729,973	0.8
1,585	#	Synthes, Inc.	265,297	0.1
32,522		Teva Pharmaceutical Industries Ltd.	1,312,818	0.4
285,486		Other Securities	8,620,913	2.6
			30,735,109	9.4

		Industrials: 11.9%
76,061		ABB Ltd.	1,428,902	0.4
27,450		Siemens AG	2,626,296	0.8
3,574,641		Other Securities(a)	34,826,516	10.7
			38,881,714	11.9

		Information Technology: 4.3%
37,700	L	Canon, Inc.	1,659,076	0.5
28,850		SAP AG	1,525,920	0.5
1,241,536		Other Securities(a)	10,936,313	3.3
			14,121,309	4.3

		Materials: 9.7%
43,123		Anglo American PLC	1,592,959	0.5
30,297		BASF AG	2,109,224	0.7
107,992		BHP Billiton Ltd.	3,811,965	1.2
71,568		BHP Billiton PLC	2,092,323	0.6
46,974		Rio Tinto PLC	2,294,500	0.7
1,872,089		Other Securities(a)	19,637,150	6.0
			31,538,121	9.7

		Telecommunication Services: 0.1%
2,602		Other Securities(a)	259,940	0.1

		Telecommunications: 5.7%
139,495		Telefonica S.A.	2,403,236	0.7
1,724,126		Vodafone Group PLC	4,807,011	1.5
1,818,854		Other Securities(a)	11,474,979	3.5
			18,685,226	5.7

		Utilities: 4.3%
61,955		E.ON AG	1,335,137	0.4
1,707,759		Other Securities(a)	12,798,242	3.9
			14,133,379	4.3
		Total Common Stock (Cost $270,924,283)	308,084,471	94.2

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets

PREFERRED STOCK: 0.3%
	Consumer Discretionary: 0.3%
13,770	Other Securities	$1,080,857	0.3

	Total Preferred Stock (Cost $782,815)	1,080,857	0.3

RIGHTS: —%
	: —%
15,860	Other Securities	—	—

	Total Rights (Cost $—)	—	—

WARRANTS: 0.0%
	Consumer Staples: 0.0%
17,122	Other Securities	2,152	0.0

	Total Warrants (Cost $—)	2,152	0.0

	Total Long-Term Investments (Cost $271,707,098)	309,167,480	94.5

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 6.2%
	Securities Lending Collateralcc(1): 3.3%
2,567,259	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $2,567,287, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $2,618,604, due 06/28/12–11/01/41)	2,567,259	0.8
2,567,259	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $2,567,287, collateralized by various U.S. Government Agency Obligations, 2.163%–6.500%, Market Value plus accrued interest $2,618,604, due 04/01/20–12/01/48)	2,567,259	0.8
2,567,259	JPMorgan Chase & Co., Repurchase Agreement dated 12/30/11, 0.05%, due 01/03/12 (Repurchase Amount $2,567,273, collateralized by various U.S. Government Agency Obligations, 2.134%–5.939%, Market Value plus accrued interest $2,618,610, due 06/01/24–03/01/41)	2,567,259	0.8

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
2,567,259	Morgan Stanley, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $2,567,282, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.375%, Market Value plus accrued interest $2,618,604, due 11/15/12–10/01/44)	$2,567,259	0.8
540,476	Royal Bank of Canada, Repurchase Agreement dated 12/30/11, 0.01%, due 01/03/12 (Repurchase Amount $540,477, collateralized by various U.S. Government Securities, 0.000%–4.250%, Market Value plus accrued interest $551,286, due 08/15/12–11/15/40)	540,476	0.1
		10,809,512	3.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.9%
9,307,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $9,307,000)	9,307,000	2.9

	Total Short-Term Investments (Cost $20,116,512)	20,116,512	6.2

	Total Investments in Securities (Cost $291,823,610)	$329,283,992	100.7
	Liabilities in Excess of Other Assets	(2,420,761)	(0.7)
	Net Assets	$326,863,231	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

(a)	This grouping contains loaned securities.

Cost for federal income tax purposes is $300,645,850.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$61,439,284
Gross Unrealized Depreciation	(32,801,142)
Net Unrealized appreciation	$28,638,142

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$—	$29,851,858	$—	$29,851,858
Consumer Staples	444,720	35,792,682	—	36,237,402
Energy	—	28,153,247	—	28,153,247
Financials	—	65,487,166	—	65,487,166
Health Care	—	30,735,109	—	30,735,109
Industrials	109,988	38,771,726	—	38,881,714
Information Technology	—	14,121,309	—	14,121,309
Materials	—	31,538,121	—	31,538,121
Telecommunication Services	—	259,940	—	259,940
Telecommunications	104,430	18,580,796	—	18,685,226
Utilities	—	14,133,379	—	14,133,379
Total Common Stock	659,138	307,425,333	—	308,084,471
Preferred Stock	—	1,080,857	—	1,080,857
Rights	—	—	—	—
Warrants	2,152	—	—	2,152
Short-Term Investments	9,307,000	10,809,512	—	20,116,512
Total Investments, at value	$9,968,290	$319,315,702	$—	$329,283,992
Other Financial Instruments+
Futures	167,712	—	—	167,712
Forward Foreign Currency Contracts	—	91,776	—	91,776
Total Assets	$10,136,002	$319,407,478	$—	$329,543,480
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(12,703)	$—	$(12,703)
Total Liabilities	$—	$(12,703)	$—	$(12,703)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Corporate Bonds	$16,754	$—	$(15,058)	$—	$(1,696)	$—	$—	$—	$—
Short-Term Investments	30,182	—	(30,182)	—	(7,545)	7,545	—	—	—
Total Investments, at value	$46,936	$—	$(45,240)	$—	$(9,241)	$7,545	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $18,480.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING International Index Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	Australian Dollar	300,000	BUY	03/21/12	$300,867	$304,072	$3,205
Brown Brothers Harriman	EU Euro	1,000,000	BUY	03/21/12	1,292,550	1,295,213	2,663
Brown Brothers Harriman	British Pound	1,000,000	BUY	03/21/12	1,537,900	1,551,766	13,866
Brown Brothers Harriman	Japanese Yen	100,000,000	BUY	03/21/12	1,288,494	1,301,176	12,682
JPMorgan Chase & Co.	EU Euro	1,700,000	BUY	03/21/12	2,214,565	2,201,862	(12,703)
JPMorgan Chase & Co.	Japanese Yen	180,000,000	BUY	03/21/12	2,313,898	2,342,116	28,218
UBS Warburg LLC	Australian Dollar	1,000,000	BUY	03/21/12	982,430	1,013,572	31,142
							$79,073

ING International Index Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	279	03/16/12	$19,661,130	$167,712
			$19,661,130	$167,712

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$91,776
Equity contracts	Net Assets — Unrealized appreciation*	167,712
Total Asset Derivatives		$259,488
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$12,703
Total Liability Derivatives		$12,703

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(383,391)	$—	$(383,391)
Equity contracts	—	(1,428,644)	(1,428,644)
Total	$(383,391)	$(1,428,644)	$(1,812,035)

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$385,705	$—	$385,705
Equity contracts	—	135,827	135,827
Total	$385,705	$135,827	$521,532

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.5%
		Consumer Discretionary: 18.2%
105,500		Bridgestone Corp.	$2,389,383	0.6
80,300		Denso Corp.	2,205,909	0.5
272,300	L	Honda Motor Co., Ltd.	8,294,504	1.9
404,900		Nissan Motor Co., Ltd.	3,625,917	0.8
368,200		Panasonic Corp.	3,107,488	0.7
202,100		Sony Corp.	3,644,063	0.9
416,660		Toyota Motor Corp.	13,777,746	3.2
5,906,438		Other Securities(a)	41,828,760	9.6
			78,873,770	18.2

		Consumer Staples: 6.9%
798		Japan Tobacco, Inc.	3,752,606	0.9
90,100		Kao Corp.	2,458,470	0.6
147,000	L	Kirin Brewery Co., Ltd.	1,786,158	0.4
129,900		Seven & I Holdings Co., Ltd.	3,620,277	0.8
1,565,297		Other Securities(a)	18,479,417	4.2
			30,096,928	6.9

		Energy: 1.6%
443		Inpex Holdings, Inc.	2,789,229	0.6
368,110		JX Holdings, Inc.	2,221,396	0.5
265,600		Other Securities(a)	2,110,257	0.5
			7,120,882	1.6

		Financials: 15.1%
609,440		Chuo Mitsui Trust Holdings, Inc.	1,787,206	0.4
222,000		Mitsubishi Estate Co., Ltd.	3,310,333	0.8
2,406,500		Mitsubishi UFJ Financial Group, Inc.	10,187,874	2.3
142,000		Mitsui Fudosan Co., Ltd.	2,070,602	0.5
4,098,400		Mizuho Financial Group, Inc.	5,549,682	1.3
676,400		Nomura Holdings, Inc.	2,036,462	0.5
240,552		Sumitomo Mitsui Financial Group, Inc.	6,671,176	1.5
121,000		Tokio Marine Holdings, Inc.	2,679,404	0.6
5,075,783		Other Securities(a)	31,193,963	7.2
			65,486,702	15.1

		Health Care: 6.0%
73,900		Astellas Pharma, Inc.	3,000,881	0.7
114,800		Daiichi Sankyo Co., Ltd.	2,273,629	0.5
67,600		Otsuka Holdings Co. Ltd.	1,897,249	0.4
126,500		Takeda Pharmaceutical Co., Ltd.	5,556,575	1.3
633,158		Other Securities(a)	13,543,809	3.1
			26,272,143	6.0

COMMON STOCK: (continued)
		Industrials: 20.9%
281		Central Japan Railway Co.	$2,371,438	0.5
55,900		East Japan Railway Co.	3,562,974	0.8
33,500		Fanuc Ltd.	5,109,830	1.2
255,800		Itochu Corp.	2,593,674	0.6
159,900		Komatsu Ltd.	3,728,533	0.9
232,700		Mitsubishi Corp.	4,690,013	1.1
321,000		Mitsubishi Electric Corp.	3,076,411	0.7
544,000		Mitsubishi Heavy Industries Ltd.	2,310,479	0.5
276,000		Mitsui & Co., Ltd.	4,277,792	1.0
186,200		Sumitomo Corp.	2,516,891	0.6
10,043,736		Other Securities(a)	56,335,079	13.0
			90,573,114	20.9

		Information Technology: 11.5%
199,466	L	Canon, Inc.	8,777,967	2.0
720,146		Hitachi Ltd.	3,746,178	0.9
26,600		Kyocera Corp.	2,133,151	0.5
18,300		Nintendo Co., Ltd.	2,512,446	0.6
668,000		Toshiba Corp.	2,726,133	0.6
2,666,494		Other Securities(a)	30,067,429	6.9
			49,963,304	11.5

		Materials: 7.7%
878,000		Nippon Steel Corp.	2,184,094	0.5
60,900		Shin-Etsu Chemical Co., Ltd.	2,991,396	0.7
246,000		Toray Industries, Inc.	1,760,040	0.4
6,060,054		Other Securities(a)	26,301,246	6.1
			33,236,776	7.7

		Telecommunications: 4.5%
495		KDDI Corp.	3,179,041	0.7
147,300		Nippon Telegraph & Telephone Corp.	7,499,032	1.7
2,608		NTT DoCoMo, Inc.	4,788,340	1.1
143,500		Softbank Corp.	4,214,319	1.0
			19,680,732	4.5

		Utilities: 3.1%
101,600		Chubu Electric Power Co., Inc.	1,901,233	0.4
126,900		Kansai Electric Power Co., Inc.	1,949,331	0.5
396,000		Tokyo Gas Co., Ltd.	1,824,993	0.4
997,200		Other Securities	7,689,594	1.8
			13,365,151	3.1

		Total Common Stock
		(Cost $453,998,791)	414,669,502	95.5

See Accompanying Notes to Financial Statements

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 6.2%
	Securities Lending Collateralcc(1): 6.2%
6,366,438	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $6,366,508, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $6,493,767, due 06/28/12–11/01/41)	$6,366,438	1.5
6,366,438	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $6,366,508, collateralized by various U.S. Government Agency Obligations, 2.163%–6.500%, Market Value plus accrued interest $6,493,767, due 04/01/20–12/01/48)	6,366,438	1.5
6,366,438	JPMorgan Chase & Co., Repurchase Agreement dated 12/30/11, 0.05%, due 01/03/12 (Repurchase Amount $6,366,473, collateralized by various U.S. Government Agency Obligations, 2.134%–5.939%, Market Value plus accrued interest $6,493,782, due 06/01/24–03/01/41)	6,366,438	1.4
6,366,438	Morgan Stanley, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $6,366,494, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.375%, Market Value plus accrued interest $6,493,767, due 11/15/12–10/01/44)	6,366,438	1.5

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,340,303	Royal Bank of Canada, Repurchase Agreement dated 12/30/11, 0.01%, due 01/03/12 (Repurchase Amount $1,340,304, collateralized by various U.S. Government Securities, 0.000%–4.250%, Market Value plus accrued interest $1,367,110, due 08/15/12–11/15/40)	$1,340,303	0.3
		26,806,055	6.2

	Total Short-Term Investments (Cost $26,806,055)	26,806,055	6.2

	Total Investments in Securities (Cost $480,804,846)	$441,475,557	101.7
	Liabilities in Excess of Other Assets	(7,521,824)	(1.7)
	Net Assets	$433,953,733	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains loaned securities.

Cost for federal income tax purposes is $485,111,583.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$17,969,971
Gross Unrealized Depreciation	(61,605,997)
Net Unrealized depreciation	$(43,636,026)

See Accompanying Notes to Financial Statements

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$34,247	$78,839,523	$—	$78,873,770
Consumer Staples	—	30,096,928	—	30,096,928
Energy	—	7,120,882	—	7,120,882
Financials	—	65,486,702	—	65,486,702
Health Care	727,143	25,545,000	—	26,272,143
Industrials	8,398	90,564,716	—	90,573,114
Information Technology	—	49,963,304	—	49,963,304
Materials	—	33,236,776	—	33,236,776
Telecommunications	—	19,680,732	—	19,680,732
Utilities	—	13,365,151	—	13,365,151
Total Common Stock	769,788	413,899,714	—	414,669,502
Short-Term Investments	—	26,806,055	—	26,806,055
Total Investments, at value	$769,788	$440,705,769	$—	$441,475,557
Other Financial Instruments+
Forward Foreign Currency Contracts	—	195,518	—	195,518
Total Assets	$769,788	$440,901,287	$—	$441,671,075
Liabilities Table
Other Financial Instruments+
Futures	$(38,425)	$—	$—	$(38,425)
Total Liabilities	$(38,425)	$—	$—	$(38,425)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

At December 31, 2011, the following forward foreign currency contracts were outstanding for the ING Japan TOPIX Index Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	Japanese Yen	800,000,000	BUY	03/21/12	$10,307,950	$10,409,407	$101,457
JPMorgan Chase & Co.	Japanese Yen	600,000,000	BUY	03/21/12	7,712,994	7,807,055	94,061
							$195,518

ING Japan TOPIX Index Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	208	03/08/12	$19,673,119	$(38,425)
			$19,673,119	$(38,425)

See Accompanying Notes to Financial Statements

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$195,518
Total Asset Derivatives		$195,518
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$(38,425)
Total Liability Derivatives		$(38,425)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(1,217,933)	$—	$(1,217,933)
Equity contracts	—	(824,108)	(824,108)
Total	$(1,217,933)	$(824,108)	$(2,042,041)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$175,872	$—	$175,872
Equity contracts	—	(230,867)	(230,867)
Total	$175,872	$(230,867)	$(54,995)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.4%
		Consumer Discretionary: 11.5%
28,971	@	Amazon.com, Inc.	$5,014,880	1.3
95,700		Comcast Corp. — Class A	2,269,047	0.6
57,620	@	DIRECTV	2,463,831	0.7
76,630		Home Depot, Inc.	3,221,525	0.9
82,580		McDonald’s Corp.	8,285,251	2.2
28,430		Nike, Inc.	2,739,799	0.7
59,574		Starbucks Corp.	2,741,000	0.7
37,110		Yum! Brands, Inc.	2,189,861	0.6
383,010		Other Securities(a)	14,094,674	3.8
			43,019,868	11.5

		Consumer Staples: 15.2%
124,330		Altria Group, Inc.	3,686,385	1.0
157,330		Coca-Cola Co.	11,008,380	2.9
35,040		Colgate-Palmolive Co.	3,237,346	0.9
34,850		Costco Wholesale Corp.	2,903,702	0.8
125,780		PepsiCo, Inc.	8,345,503	2.2
128,180		Philip Morris International, Inc.	10,059,566	2.7
68,800		Walgreen Co.	2,274,528	0.6
107,370		Wal-Mart Stores, Inc.	6,416,431	1.7
198,610		Other Securities	9,064,391	2.4
			56,996,232	15.2

		Energy: 11.3%
289,410		ExxonMobil Corp.	24,530,392	6.5
72,800		Halliburton Co.	2,512,328	0.7
108,050		Schlumberger Ltd.	7,380,896	2.0
114,727		Other Securities(a)	7,934,710	2.1
			42,358,326	11.3

		Financials: 2.6%
50,654		American Express Co.	2,389,349	0.6
19,006		Simon Property Group, Inc.	2,450,634	0.7
132,960		Other Securities	4,817,017	1.3
			9,657,000	2.6

		Health Care: 9.3%
116,170		Abbott Laboratories	6,532,239	1.7
24,249		Allergan, Inc.	2,127,607	0.6
19,200	@	Biogen Idec, Inc.	2,112,960	0.6
36,820	@	Celgene Corp.	2,489,032	0.7
62,680	@	Gilead Sciences, Inc.	2,565,492	0.7
44,520		Johnson & Johnson	2,919,622	0.8
73,490		Medtronic, Inc.	2,810,993	0.7
269,280		Other Securities	13,349,951	3.5
			34,907,896	9.3

		Industrials: 11.4%
49,960		3M Co.	4,083,231	1.1
52,110		Boeing Co.	3,822,269	1.0
51,330		Caterpillar, Inc.	4,650,498	1.2
33,460		Deere & Co.	2,588,131	0.7
59,780		Emerson Electric Co.	2,785,150	0.8

COMMON STOCK: (continued)
		Industrials: (continued)
62,700		Honeywell International, Inc.	$3,407,745	0.9
58,470		United Parcel Service, Inc. — Class B	4,279,419	1.1
68,860		United Technologies Corp.	5,032,977	1.4
247,680		Other Securities	12,133,975	3.2
			42,783,395	11.4

		Information Technology: 31.2%
51,400		Accenture PLC	2,736,022	0.7
73,575	@	Apple, Inc.	29,797,875	7.9
39,780		Automatic Data Processing, Inc.	2,148,518	0.6
163,720	@	EMC Corp.	3,526,529	0.9
20,027	@	Google, Inc. — Class A	12,935,439	3.5
96,500		International Business Machines Corp.	17,744,420	4.7
8,515		Mastercard, Inc.	3,174,562	0.9
590,700		Microsoft Corp.	15,334,572	4.1
305,780		Oracle Corp.	7,843,257	2.1
132,957		Qualcomm, Inc.	7,272,748	1.9
481,257		Other Securities	14,520,065	3.9
			117,034,007	31.2

		Materials: 3.9%
73,940		EI Du Pont de Nemours & Co.	3,384,973	0.9
75,480		Freeport-McMoRan Copper & Gold, Inc.	2,776,909	0.7
42,685		Monsanto Co.	2,990,938	0.8
24,150		Praxair, Inc.	2,581,635	0.7
54,110		Other Securities	3,008,633	0.8
			14,743,088	3.9

		Telecommunications: 1.0%
82,420		Other Securities	3,933,622	1.0

		Total Common Stock
		(Cost $271,115,204)	365,433,434	97.4

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.6%
	Securities Lending Collateralcc(1): 0.2%
675,858	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.05%, due 01/03/12 (Repurchase Amount $675,862, collateralized by various U.S. Government Agency Obligations, 0.000%–6.750%, Market Value plus accrued interest $689,376, due 01/03/12–03/01/47) (Cost $675,857)	675,857	0.2

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 2.4%
9,206,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $9,206,000)	$9,206,000	2.4

	Total Short-Term Investments (Cost $9,881,857)	9,881,857	2.6

	Total Investments in Securities (Cost $280,997,061)	$375,315,291	100.0
	Assets in Excess of Other Liabilities	159,296	—
	Net Assets	$375,474,587	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains loaned securities.

Cost for federal income tax purposes is $281,048,898.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$99,839,457
Gross Unrealized Depreciation	(5,573,064)
Net Unrealized appreciation	$94,266,393

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$365,433,433	$—	$—	$365,433,433
Short-Term Investments	9,206,000	675,858	—	9,881,858
Total Investments, at value	$374,639,433	$675,858	$—	$375,315,291
Other Financial Instruments+
Futures	175,165	—	—	175,165
Total Assets	$374,814,598	$675,858	$—	$375,490,456

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$984,510	$—	$(984,510)	$—	$(246,128)	$246,128	$—	$—	$—
Total Investments, at value	$984,510	$—	$(984,510)	$—	$(246,128)	$246,128	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

ING RussellTM Large Cap Growth Index Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	163	03/16/12	$10,208,690	$175,165
			$10,208,690	$175,165

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$175,165
Total Asset Derivatives		$175,165

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$793,474
Total	$793,474

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(37,477)
Total	$(37,477)

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.5%
		Consumer Discretionary: 9.4%
19,200	@	Amazon.com, Inc.	$3,323,520	0.6
145,550		Comcast Corp. — Class A	3,450,991	0.7
84,300		Home Depot, Inc.	3,543,972	0.7
54,800		McDonald’s Corp.	5,498,084	1.1
99,800		Walt Disney Co.	3,742,500	0.7
871,683		Other Securities(a)	28,205,118	5.6
			47,764,185	9.4

		Consumer Staples: 11.6%
110,450		Altria Group, Inc.	3,274,843	0.7
104,250		Coca-Cola Co.	7,294,372	1.4
71,550		CVS Caremark Corp.	2,917,809	0.6
87,150		Kraft Foods, Inc.	3,255,924	0.6
83,400		PepsiCo, Inc.	5,533,590	1.1
93,900		Philip Morris International, Inc.	7,369,272	1.5
147,332		Procter & Gamble Co.	9,828,518	1.9
93,650		Wal-Mart Stores, Inc.	5,596,524	1.1
286,700		Other Securities	13,551,175	2.7
			58,622,027	11.6

		Energy: 12.6%
106,094		Chevron Corp.	11,288,402	2.2
71,200		ConocoPhillips	5,188,344	1.0
259,903		ExxonMobil Corp.	22,029,378	4.4
42,850		Occidental Petroleum Corp.	4,015,045	0.8
71,650		Schlumberger Ltd.	4,894,411	1.0
342,275		Other Securities(a)	16,237,931	3.2
			63,653,511	12.6

		Financials: 11.6%
534,643		Bank of America Corp.	2,972,615	0.6
92,300	@	Berkshire Hathaway, Inc.	7,042,490	1.4
153,405		Citigroup, Inc.	4,036,085	0.8
209,685		JPMorgan Chase & Co.	6,972,026	1.4
101,700		US Bancorp.	2,750,985	0.5
259,571		Wells Fargo & Co.	7,153,777	1.4
655,829		Other Securities	27,558,103	5.5
			58,486,081	11.6

		Health Care: 12.1%
82,000		Abbott Laboratories	4,610,860	0.9
47,400		Amgen, Inc.	3,043,554	0.6
90,000		Bristol-Myers Squibb Co.	3,171,600	0.6
144,700		Johnson & Johnson	9,489,426	1.9
162,885		Merck & Co., Inc.	6,140,764	1.2
416,939		Pfizer, Inc.	9,022,560	1.8
57,150		UnitedHealth Group, Inc.	2,896,362	0.6
451,800		Other Securities	22,795,235	4.5
			61,170,361	12.1

		Industrials: 9.7%
37,500		3M Co.	3,064,875	0.6

COMMON STOCK: (continued)
		Industrials: (continued)
38,900		Boeing Co.	$2,853,315	0.6
34,050		Caterpillar, Inc.	3,084,930	0.6
559,550		General Electric Co.	10,021,541	2.0
25,850		Union Pacific Corp.	2,738,549	0.5
38,750		United Parcel Service, Inc. — Class B	2,836,112	0.5
48,300		United Technologies Corp.	3,530,247	0.7
400,500		Other Securities	21,118,573	4.2
			49,248,142	9.7

		Information Technology: 19.7%
48,800	@	Apple, Inc.	19,764,000	3.9
290,200		Cisco Systems, Inc.	5,246,816	1.0
13,300	@	Google, Inc. — Class A	8,590,470	1.7
105,200		Hewlett-Packard Co.	2,709,952	0.5
63,950		International Business Machines Corp.	11,759,126	2.3
279,800		Intel Corp.	6,785,150	1.4
391,480		Microsoft Corp.	10,162,821	2.0
202,645		Oracle Corp.	5,197,844	1.0
88,100		Qualcomm, Inc.	4,819,070	1.0
27,550		Visa, Inc.	2,797,151	0.6
790,307		Other Securities	21,852,935	4.3
			99,685,335	19.7

		Materials: 2.8%
338,150		Other Securities	14,067,947	2.8

		Telecommunications: 3.6%
312,500		AT&T, Inc.	9,450,000	1.9
149,250		Verizon Communications, Inc.	5,987,910	1.2
211,087		Other Securities	2,825,225	0.5
			18,263,135	3.6

		Utilities: 2.4%
298,050		Other Securities	11,887,364	2.4
		Total Common Stock (Cost $318,243,555)	482,848,088	95.5

Principal Amount†	Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.6%
Securities Lending Collateralcc(1): 0.2%
20,769
Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $20,769, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
	interest $21,184, due 01/19/12–12/20/41)	$20,769	0.0
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.05%, due 01/03/12 (Repurchase Amount $1,000,005, collateralized by various U.S. Government Agency Obligations, 0.000%–6.750%, Market Value plus accrued interest $1,020,000, due 01/03/12–03/01/47)	1,000,000	0.2
		1,020,769	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 4.4%
22,061,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $22,061,000)	22,061,000	4.4

	Total Short-Term Investments (Cost $23,081,769)	23,081,769	4.6

	Total Investments in Securities (Cost $341,325,324)	$505,929,857	100.1
	Liabilities in Excess of Other Assets	(452,596)	(0.1)
	Net Assets	$505,477,261	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains loaned securities.

Cost for federal income tax purposes is $347,154,761.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$171,392,309
Gross Unrealized Depreciation	(12,617,213)
Net Unrealized appreciation	$158,775,096

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$482,848,088	$—	$—	$482,848,088
Short-Term Investments	22,061,000	1,020,769	—	23,081,769
Total Investments, at value	$504,909,088	$1,020,769	$—	$505,929,857
Other Financial Instruments+
Futures	768,204	—	—	768,204
Total Assets	$505,677,292	$1,020,769	$—	$506,698,061

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the year ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$418,349	$—	$(418,349)	$—	$(104,587)	$104,587	$—	$—	$—
Total Investments, at value	$418,349	$—	$(418,349)	$—	$(104,587)	$104,587	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

ING RussellTM Large Cap Index Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	386	03/16/12	$24,175,180	$768,204
			$24,175,180	$768,204

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$768,204
Total Asset Derivatives		$768,204

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(507,393)
Total	$(507,393)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(61,275)
Total	$(61,275)

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.1%
		Consumer Discretionary: 7.6%
29,450		Comcast Corp. — Class A	$698,259	0.8
12,000		Home Depot, Inc.	504,480	0.6
24,600		Lowe’s Cos., Inc.	624,348	0.7
43,400		News Corp. — Class A	774,256	0.8
12,300		Target Corp.	630,006	0.7
18,948		Time Warner, Inc.	684,781	0.7
35,705		Walt Disney Co.	1,338,937	1.5
78,485		Other Securities(a)	1,624,714	1.8
			6,879,781	7.6

		Consumer Staples: 8.3%
25,635		CVS Caremark Corp.	1,045,395	1.2
31,300		Kraft Foods, Inc.	1,169,368	1.3
49,285		Procter & Gamble Co.	3,287,802	3.6
8,100		Wal-Mart Stores, Inc.	484,056	0.5
39,460		Other Securities	1,488,615	1.7
			7,475,236	8.3

		Energy: 14.0%
7,985		Anadarko Petroleum Corp.	609,495	0.7
35,885		Chevron Corp.	3,818,164	4.2
25,100		ConocoPhillips	1,829,037	2.0
8,010		Devon Energy Corp.	496,620	0.5
24,418		ExxonMobil Corp.	2,069,670	2.3
8,000		National Oilwell Varco, Inc.	543,920	0.6
10,930		Occidental Petroleum Corp.	1,024,141	1.1
60,845		Other Securities(a)	2,338,476	2.6
			12,729,523	14.0

		Financials: 20.6%
191,593		Bank of America Corp.	1,065,257	1.2
33,100	@	Berkshire Hathaway, Inc.	2,525,530	2.8
54,955		Citigroup, Inc.	1,445,866	1.6
9,800		Goldman Sachs Group, Inc.	886,214	1.0
75,150		JPMorgan Chase & Co.	2,498,737	2.8
15,500		Metlife, Inc.	483,290	0.5
9,950		PNC Financial Services Group, Inc.	573,817	0.6
36,410		US Bancorp.	984,891	1.1
86,546		Wells Fargo & Co.	2,385,208	2.6
157,958		Other Securities	5,835,818	6.4
			18,684,628	20.6

		Health Care: 15.0%
16,600		Amgen, Inc.	1,065,886	1.2
32,250		Bristol-Myers Squibb Co.	1,136,490	1.2
12,900		Eli Lilly & Co.	536,124	0.6
41,250		Johnson & Johnson	2,705,175	3.0
58,400		Merck & Co., Inc.	2,201,680	2.4
149,407		Pfizer, Inc.	3,233,168	3.6
20,500		UnitedHealth Group, Inc.	1,038,940	1.1

COMMON STOCK: (continued)
		Health Care: (continued)
35,580		Other Securities	$1,691,001	1.9
			13,608,464	15.0

		Industrials: 8.3%
200,605		General Electric Co.	3,592,836	4.0
6,675		Norfolk Southern Corp.	486,340	0.5
7,790		Union Pacific Corp.	825,273	0.9
46,985		Other Securities	2,618,763	2.9
			7,523,212	8.3

		Information Technology: 8.7%
104,000		Cisco Systems, Inc.	1,880,320	2.1
37,600		Hewlett-Packard Co.	968,576	1.1
100,300		Intel Corp.	2,432,275	2.7
6,700		Visa, Inc.	680,251	0.7
109,615		Other Securities	1,952,559	2.1
			7,913,981	8.7

		Materials: 1.7%
22,260		Dow Chemical Co.	640,198	0.7
9,200		Newmont Mining Corp.	552,092	0.6
25,700		Other Securities	353,425	0.4
			1,545,715	1.7

		Telecommunications: 6.2%
112,000		AT&T, Inc.	3,386,880	3.8
41,395		Verizon Communications, Inc.	1,660,767	1.8
68,350		Other Securities	564,315	0.6
			5,611,962	6.2

		Utilities: 4.7%
10,850		Dominion Resources, Inc.	575,918	0.6
25,200		Duke Energy Corp.	554,400	0.6
12,515		Exelon Corp.	542,775	0.6
8,000		NextEra Energy, Inc.	487,040	0.6
16,100		Southern Co.	745,269	0.8
34,240		Other Securities	1,357,634	1.5
			4,263,036	4.7

		Total Common Stock (Cost $68,165,405)	86,235,538	95.1

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 6.1%
	Securities Lending Collateralcc(1): 0.2%
133,460	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.05%, due 01/03/12 (Repurchase Amount $133,461, collateralized by various U.S. Government Agency Obligations, 0.000%–6.750%, Market Value plus accrued interest $136,129, due 01/03/12–03/01/47) (Cost $133,460)	133,460	0.2

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 5.9%
5,359,100	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $5,359,100)	$5,359,100	5.9

	Total Short-Term Investments (Cost $5,492,560)	5,492,560	6.1

	Total Investments in Securities (Cost $73,657,965)	$91,728,098	101.2
	Liabilities in Excess of Other Assets	(1,116,863)	(1.2)
	Net Assets	$90,611,235	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains loaned securities.

Cost for federal income tax purposes is $77,515,475.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$20,640,577
Gross Unrealized Depreciation	(6,427,954)
Net Unrealized appreciation	$14,212,623

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$86,235,538	$—	$—	$86,235,538
Short-Term Investments	5,359,100	133,460	—	5,492,560
Total Investments, at value	$91,594,638	$133,460	$—	$91,728,098
Other Financial Instruments+
Futures	46,245	—	—	46,245
Total Assets	$91,640,883	$133,460	$—	$91,774,343

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

ING RussellTM Large Cap Value Index Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	66	03/16/12	$4,133,580	$46,245
			$4,133,580	$46,245

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$46,245
Total Asset Derivatives		$46,245

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$91,004
Total	$91,004

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$29,305
Total	$29,305

See Accompanying Notes to Financial Statements

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.1%
		Consumer Discretionary: 19.9%
35,780	@	Bed Bath & Beyond, Inc.	$2,074,167	0.8
4,420	@	Chipotle Mexican Grill, Inc.	1,492,811	0.5
38,900	@	Discovery Communications, Inc. — Class A	1,593,733	0.6
17,530	@	Dollar Tree, Inc.	1,456,918	0.5
33,800		Harley-Davidson, Inc.	1,313,806	0.5
40,000	@, L	Liberty Global, Inc.	1,641,200	0.6
36,420		Limited Brands, Inc.	1,469,547	0.5
35,920		McGraw-Hill Cos., Inc.	1,615,322	0.6
40,300		Omnicom Group	1,796,574	0.7
19,040	@	O’Reilly Automotive, Inc.	1,522,248	0.5
8,960		Ralph Lauren Corp.	1,237,197	0.4
33,620		Ross Stores, Inc.	1,597,959	0.6
28,020		Starwood Hotels & Resorts Worldwide, Inc.	1,344,119	0.5
11,400		Wynn Resorts Ltd.	1,259,586	0.5
1,455,457		Other Securities(a)	33,093,197	12.1
			54,508,384	19.9

		Consumer Staples: 5.9%
31,700		Dr Pepper Snapple Group, Inc.	1,251,516	0.4
26,840		HJ Heinz Co.	1,450,434	0.5
69,560		Sara Lee Corp.	1,316,075	0.5
22,100		Whole Foods Market, Inc.	1,537,718	0.6
271,610		Other Securities(a)	10,560,605	3.9
			16,116,348	5.9

		Energy: 9.6%
25,960	@	Cameron International Corp.	1,276,972	0.5
14,800	@	Concho Resources, Inc.	1,387,500	0.5
105,060		El Paso Corp.	2,791,444	1.0
34,380	@	FMC Technologies, Inc.	1,795,667	0.7
39,300		Peabody Energy Corp.	1,301,223	0.5
23,040		Range Resources Corp.	1,427,098	0.5
492,030		Other Securities(a)	16,178,172	5.9
			26,158,076	9.6

		Financials: 6.8%
17,400		Boston Properties, Inc.	1,733,040	0.6
10,620	@	Intercontinental Exchange, Inc.	1,280,241	0.5
37,700		T. Rowe Price Group, Inc.	2,147,015	0.8
409,620		Other Securities(a)	13,299,531	4.9
			18,459,827	6.8

		Health Care: 13.1%
49,860	@	Agilent Technologies, Inc.	1,741,610	0.6
26,280	@	Alexion Pharmaceuticals, Inc.	1,879,020	0.7

COMMON STOCK: (continued)
		Health Care: (continued)
38,160		AmerisourceBergen Corp.	$1,419,170	0.5
20,420	@	Cerner Corp.	1,250,725	0.5
5,680	@	Intuitive Surgical, Inc.	2,629,897	1.0
14,340	@	Laboratory Corp. of America Holdings	1,232,810	0.4
10,900	@	Pharmasset, Inc.	1,397,380	0.5
662,500		Other Securities(a)	24,377,478	8.9
			35,928,090	13.1

		Industrials: 14.8%
24,140		CH Robinson Worldwide, Inc.	1,684,489	0.6
30,420		Expeditors International Washington, Inc.	1,246,003	0.5
42,280	L	Fastenal Co.	1,843,831	0.7
24,940		Fluor Corp.	1,253,235	0.5
20,660		Rockwell Automation, Inc.	1,515,824	0.5
8,180		WW Grainger, Inc.	1,531,214	0.6
848,053		Other Securities(a)	31,313,550	11.4
			40,388,146	14.8

		Information Technology: 17.7%
46,860		Altera Corp.	1,738,506	0.6
42,900		Analog Devices, Inc.	1,534,962	0.6
26,880	@	Citrix Systems, Inc.	1,632,153	0.6
44,020		Intuit, Inc.	2,315,012	0.8
42,600		Paychex, Inc.	1,282,686	0.5
90,500		Western Union Co.	1,652,530	0.6
1,517,585		Other Securities(a)	38,368,326	14.0
			48,524,175	17.7

		Materials: 8.4%
20,860		Cliffs Natural Resources, Inc.	1,300,621	0.5
44,126		Ecolab, Inc.	2,550,924	0.9
22,700		PPG Industries, Inc.	1,895,223	0.7
386,931		Other Securities(a)	17,216,955	6.3
			22,963,723	8.4

		Telecommunication Services: 0.0%
22,700		Other Securities(a)	44,038	0.0

		Telecommunications: 1.6%
42,060	@	Crown Castle International Corp.	1,884,288	0.7
142,000		Other Securities	2,411,263	0.9
			4,295,551	1.6

		Utilities: 0.3%
12,480		Other Securities	810,372	0.3

		Total Common Stock (Cost $207,245,288)	268,196,730	98.1

See Accompanying Notes to Financial Statements

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.5%
	Securities Lending Collateralcc(1): 3.5%
2,298,196	BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $2,298,211, collateralized by various U.S. Government Agency Obligations, 5.000%–6.000%, Market Value plus accrued interest $2,344,160, due 05/15/24–04/15/41)	$2,298,196	0.8
2,298,196	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $2,298,226, collateralized by various U.S. Government Agency Obligations, 1.437%–6.014%, Market Value plus accrued interest $2,344,160, due 06/01/17–09/01/44)	2,298,196	0.9
2,298,196	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $2,298,216, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $2,344,160, due 01/19/12–12/20/41)	2,298,196	0.8
483,833	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $483,837, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $493,510, due 06/28/12–11/01/41)	483,833	0.2

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
2,298,196	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.02%, due 01/03/12 (Repurchase Amount $2,298,201, collateralized by various U.S. Government Securities, 1.875%–4.000%, Market Value plus accrued interest $2,344,163, due 02/15/15–06/30/15)	$2,298,196	0.8
		9,676,617	3.5

	Total Short-Term Investments (Cost $9,676,617)	9,676,617	3.5

	Total Investments in Securities (Cost $216,921,905)	$277,873,347	101.6
	Liabilities in Excess of Other Assets	(4,374,091)	(1.6)
	Net Assets	$273,499,256	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains loaned securities.

Cost for federal income tax purposes is $217,705,729.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$74,394,359
Gross Unrealized Depreciation	(14,226,741)
Net Unrealized appreciation	$60,167,618

See Accompanying Notes to Financial Statements

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$54,508,384	$—	$—	$54,508,384
Consumer Staples	16,116,348	—	—	16,116,348
Energy	26,158,076	—	—	26,158,076
Financials	18,459,827	—	—	18,459,827
Health Care	35,928,090	—	—	35,928,090
Industrials	40,388,146	—	—	40,388,146
Information Technology	48,524,175	—	—	48,524,175
Materials	22,963,723	—	—	22,963,723
Telecommunication Services	44,038	—	—	44,038
Telecommunications	4,295,551	—	—	4,295,551
Utilities	810,372	—	—	810,372
Total Common Stock	268,196,730	—	—	268,196,730
Short-Term Investments	—	9,676,617	—	9,676,617
Total Investments, at value	$268,196,730	$9,676,617	$—	$277,873,347
Liabilities Table
Other Financial Instruments+
Futures	$(9,954)	$—	$—	$(9,954)
Total Liabilities	$(9,954)	$—	$—	$(9,954)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$862,287	$—	$(862,287)	$—	$(215,572)	$215,572	$—	$—	$—
Total Investments, at value	$862,287	$—	$(862,287)	$—	$(215,572)	$215,572	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

ING RussellTM Mid Cap Growth Index Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	65	03/16/12	$5,702,450	$(9,954)

See Accompanying Notes to Financial Statements

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
			$5,702,450	$(9,954)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$9,954
Total Liability Derivatives		$9,954

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$320,193
Total	$320,193

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(357,216)
Total	$(357,216)

See Accompanying Notes to Financial Statements

ING RUSSELLTM MID CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.9%
		Consumer Discretionary: 15.2%
95,250	@	Bed Bath & Beyond, Inc.	$5,521,642	0.4
162,850		Macy’s, Inc.	5,240,513	0.4
116,450		McGraw-Hill Cos., Inc.	5,236,757	0.3
107,500		Omnicom Group	4,792,350	0.3
7,780,717		Other Securities(a)	206,189,164	13.8
			226,980,426	15.2

		Consumer Staples: 6.3%
123,100		HJ Heinz Co.	6,652,324	0.4
53,650		Lorillard, Inc.	6,116,100	0.4
78,200		Mead Johnson Nutrition Co.	5,374,686	0.4
2,171,212		Other Securities(a)	75,615,479	5.1
			93,758,589	6.3

		Energy: 7.8%
93,700	@	Cameron International Corp.	4,609,103	0.3
294,100		El Paso Corp.	7,814,237	0.5
91,900	@	FMC Technologies, Inc.	4,799,937	0.3
67,450		Noble Energy, Inc.	6,366,606	0.5
248,600		Spectra Energy Corp.	7,644,450	0.5
218,100		Valero Energy Corp.	4,591,005	0.3
2,361,074		Other Securities(a)	80,270,264	5.4
			116,095,602	7.8

		Financials: 18.3%
351,250		Annaly Capital Management, Inc.	5,605,950	0.4
126,334		AON Corp.	5,912,431	0.4
34,340		AvalonBay Communities, Inc.	4,484,804	0.3
55,650		Boston Properties, Inc.	5,542,740	0.4
208,650		Discover Financial Services	5,007,600	0.3
112,650		Equity Residential	6,424,429	0.4
351,250		Fifth Third Bancorp.	4,467,900	0.3
155,250		HCP, Inc.	6,432,008	0.4
209,750		Marsh & McLennan Cos., Inc.	6,632,295	0.4
250,800		Progressive Corp.	4,893,108	0.3
167,340		ProLogis, Inc.	4,784,251	0.3
99,350		T. Rowe Price Group, Inc.	5,657,982	0.4
96,846		Ventas, Inc.	5,339,120	0.4
70,450		Vornado Realty Trust	5,414,787	0.4
10,295,970		Other Securities(a)	196,706,333	13.2
			273,305,738	18.3

		Health Care: 9.3%
133,100	@	Agilent Technologies, Inc.	4,649,183	0.3
70,300	@	Alexion Pharmaceuticals, Inc.	5,026,450	0.3
64,400		Humana, Inc.	5,642,084	0.4

COMMON STOCK: (continued)
		Health Care: (continued)
15,050	@	Intuitive Surgical, Inc.	$6,968,301	0.5
3,819,561		Other Securities(a)	116,909,060	7.8
			139,195,078	9.3

		Industrials: 12.4%
130,500		Eaton Corp.	5,680,665	0.4
112,700	L	Fastenal Co.	4,914,847	0.3
47,650		Goodrich Corp.	5,894,305	0.4
60,300		Parker Hannifin Corp.	4,597,875	0.3
4,954,564		Other Securities(a)	162,931,743	11.0
			184,019,435	12.4

		Information Technology: 12.7%
123,200		Altera Corp.	4,570,720	0.3
115,650		Intuit, Inc.	6,082,033	0.4
91,200	@	Sandisk Corp.	4,487,952	0.3
8,133,271		Other Securities(a)	173,477,019	11.7
			188,617,724	12.7

		Materials: 6.4%
118,515		Ecolab, Inc.	6,851,352	0.5
167,250		International Paper Co.	4,950,600	0.3
120,900		Nucor Corp.	4,784,013	0.3
60,450		PPG Industries, Inc.	5,046,971	0.4
1,892,033		Other Securities(a)	73,533,962	4.9
			95,166,898	6.4

		Telecommunication Services: 0.0%
74,500		Other Securities(a)	373,825	0.0

		Telecommunications: 1.1%
111,000	@	Crown Castle International Corp.	4,972,800	0.3
925,703		Other Securities	11,170,080	0.8
			16,142,880	1.1

		Utilities: 7.4%
111,950		Consolidated Edison, Inc.	6,944,258	0.5
124,700		Edison International	5,162,580	0.4
68,100		Entergy Corp.	4,974,705	0.3
220,700		PPL Corp.	6,492,994	0.4
112,600		Progress Energy, Inc.	6,307,852	0.4
91,550		Sempra Energy	5,035,250	0.3
185,150		Xcel Energy, Inc.	5,117,546	0.4
2,677,221		Other Securities	69,521,713	4.7
			109,556,898	7.4

		Total Common Stock (Cost $1,113,952,059)	1,443,213,093	96.9

See Accompanying Notes to Financial Statements

ING RUSSELLTM MID CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.0%
	Securities Lending Collateralcc(1): 2.1%
7,444,075	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $7,444,157, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $7,592,957, due 06/28/12–11/01/41)	$7,444,075	0.5
7,444,075	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $7,444,157, collateralized by various U.S. Government Agency Obligations, 2.163%–6.500%, Market Value plus accrued interest $7,592,957, due 04/01/20–12/01/48)	7,444,075	0.5
7,444,075	JPMorgan Chase & Co., Repurchase Agreement dated 12/30/11, 0.05%, due 01/03/12 (Repurchase Amount $7,444,116, collateralized by various U.S. Government Agency Obligations, 2.134%–5.939%, Market Value plus accrued interest $7,592,974, due 06/01/24–03/01/41)	7,444,075	0.5
7,444,075	Morgan Stanley, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $7,444,140, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.375%, Market Value plus accrued interest $7,592,956, due 11/15/12–10/01/44)	7,444,075	0.5

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,567,174	Royal Bank of Canada, Repurchase Agreement dated 12/30/11, 0.01%, due 01/03/12 (Repurchase Amount $1,567,176, collateralized by various U.S. Government Securities, 0.000%–4.250%, Market Value plus accrued interest $1,598,518, due 08/15/12–11/15/40)	$1,567,174	0.1
		31,343,474	2.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.9%
43,342,300	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $43,342,300)	43,342,300	2.9

	Total Short-Term Investments (Cost $74,685,774)	74,685,774	5.0

	Total Investments in Securities (Cost $1,188,637,833)	$1,517,898,867	101.9
	Liabilities in Excess of Other Assets	(27,845,449)	(1.9)
	Net Assets	$1,490,053,418	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains loaned securities.

Cost for federal income tax purposes is $1,197,647,387.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$394,274,815
Gross Unrealized Depreciation	(74,023,335)
Net Unrealized appreciation	$320,251,480

See Accompanying Notes to Financial Statements

ING RUSSELLTM MID CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$226,980,426	$—	$—	$226,980,426
Consumer Staples	93,758,589	—	—	93,758,589
Energy	116,095,602	—	—	116,095,602
Financials	273,305,738	—	—	273,305,738
Health Care	139,195,078	—	—	139,195,078
Industrials	184,019,435	—	—	184,019,435
Information Technology	188,617,724	—	—	188,617,724
Materials	95,166,898	—	—	95,166,898
Telecommunication Services	373,825	—	—	373,825
Telecommunications	16,142,880	—	—	16,142,880
Utilities	109,556,898	—	—	109,556,898
Total Common Stock	1,443,213,093	—	—	1,443,213,093
Short-Term Investments	43,342,300	31,343,474	—	74,685,774
Total Investments, at value	$1,486,555,393	$31,343,474	$—	$1,517,898,867
Liabilities Table
Other Financial Instruments+
Futures	$(207,648)	$—	$—	$(207,648)
Total Liabilities	$(207,648)	$—	$—	$(207,648)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$215,073	$—	$(215,073)	$—	$(53,768)	$53,768	$—	$—	$—
Total Investments, at value	$215,073	$—	$(215,073)	$—	$(53,768)	$53,768	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

ING RussellTM Mid Cap Index Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	553	03/16/12	$48,514,690	$(207,648)

See Accompanying Notes to Financial Statements

ING RUSSELLTM MID CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
			$48,514,690	$(207,648)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$207,648
Total Liability Derivatives		$207,648

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,113,944
Total	$1,113,944

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(700,078)
Total	$(700,078)

See Accompanying Notes to Financial Statements

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.8%
		Consumer Discretionary: 13.0%
6,021,786		Other Securities(a)	$90,711,550	13.0

		Consumer Staples: 3.8%
40,270		Nu Skin Enterprises, Inc.	1,955,914	0.3
26,310	@	TreeHouse Foods, Inc.	1,720,147	0.3
1,413,083		Other Securities(a)	22,623,298	3.2
			26,299,359	3.8

		Energy: 6.6%
39,670		Berry Petroleum Co.	1,666,933	0.2
55,940	@	Complete Production Services, Inc.	1,877,347	0.3
25,420	@	Dril-Quip, Inc.	1,673,144	0.2
50,600	@, L	Energy XXI Bermuda Ltd.	1,613,128	0.2
98,510	@	Key Energy Services, Inc.	1,523,950	0.2
22,320		Lufkin Industries, Inc.	1,502,359	0.2
46,340		World Fuel Services Corp.	1,945,353	0.3
3,607,450		Other Securities(a)	34,782,224	5.0
			46,584,438	6.6

		Financials: 21.9%
40,819		American Campus Communities, Inc.	1,712,765	0.3
100,090		BioMed Realty Trust, Inc.	1,809,627	0.3
104,770		CBL & Associates Properties, Inc.	1,644,889	0.2
35,910		Entertainment Properties Trust	1,569,626	0.2
48,038		Hancock Holding Co.	1,535,775	0.2
27,150		Home Properties, Inc.	1,563,025	0.2
225,320		MFA Mortgage Investments, Inc.	1,514,150	0.2
61,820		National Retail Properties, Inc.	1,630,812	0.2
34,517		Post Properties, Inc.	1,509,083	0.2
19,341		ProAssurance Corp.	1,543,799	0.2
31,700	@	Signature Bank	1,901,683	0.3
60,400		Tanger Factory Outlet Centers, Inc.	1,770,928	0.3
9,562,186		Other Securities(a)	133,401,727	19.1
			153,107,889	21.9

		Health Care: 12.8%
43,470	@	Cubist Pharmaceuticals, Inc.	1,722,281	0.2
41,370	@	Healthspring, Inc.	2,256,320	0.3
61,560	@	HMS Holdings Corp.	1,968,689	0.3
47,510	@	Onyx Pharmaceuticals, Inc.	2,088,065	0.3
37,430	@	Questcor Pharmaceuticals, Inc.	1,556,339	0.2
42,230	@	Salix Pharmaceuticals Ltd.	2,020,706	0.3
54,190	@	Viropharma, Inc.	1,484,264	0.2
28,600	@	WellCare Health Plans, Inc.	1,501,500	0.2
7,343,417		Other Securities(a)	75,391,161	10.8
			89,989,325	12.8

COMMON STOCK: (continued)
		Industrials: 15.7%
32,250		Acuity Brands, Inc.	$1,709,250	0.3
25,460	@	Alaska Air Group, Inc.	1,911,791	0.3
32,930		Clarcor, Inc.	1,646,171	0.2
26,456	@	Clean Harbors, Inc.	1,686,041	0.2
21,710	@	Dollar Thrifty Automotive Group	1,525,345	0.2
27,040	@	Genesee & Wyoming, Inc.	1,638,083	0.2
72,260	@	Hexcel Corp.	1,749,415	0.3
31,675		Robbins & Myers, Inc.	1,537,821	0.2
50,440	@, L	United Rentals, Inc.	1,490,502	0.2
44,080		Woodward Governor Co.	1,804,194	0.3
5,877,751		Other Securities(a)	93,242,915	13.3
			109,941,528	15.7

		Information Technology: 16.8%
60,930		Jack Henry & Associates, Inc.	2,047,857	0.3
46,880	@	Netlogic Microsystems, Inc.	2,323,842	0.3
46,660	@	SuccessFactors, Inc.	1,860,334	0.3
28,720	@	Wright Express Corp.	1,558,922	0.2
8,145,373		Other Securities(a)	109,527,181	15.7
			117,318,136	16.8

		Materials: 4.4%
62,580	@	Coeur d’Alene Mines Corp.	1,510,681	0.2
2,350,123		Other Securities(a)	29,268,817	4.2
			30,779,498	4.4

		Telecommunications: 0.8%
791,140		Other Securities (a)	5,520,025	0.8

		Utilities: 4.0%
43,190		Cleco Corp.	1,645,539	0.2
36,800		Idacorp, Inc.	1,560,688	0.2
32,070		New Jersey Resources Corp.	1,577,844	0.2
55,450		Piedmont Natural Gas Co.	1,884,191	0.3
36,070		Southwest Gas Corp.	1,532,614	0.2
38,320		WGL Holdings, Inc.	1,694,511	0.3
677,630		Other Securities (a)	17,943,492	2.6
			27,838,879	4.0
		Total Common Stock (Cost $595,024,645)	698,090,627	99.8

WARRANTS: 0.0%
		Industrials: 0.0%
7,460		Other Securities (a)	6,114	0.0

		Total Warrants (Cost $—)	6,114	0.0

		Total Long-Term Investments (Cost $595,024,645)	698,096,741	99.8

See Accompanying Notes to Financial Statements

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 8.2%
	Securities Lending Collateralcc(1): 6.7%
11,191,004	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $11,191,151, collateralized by various U.S. Government Agency Obligations, 1.437%–6.014%, Market Value plus accrued interest $11,414,824, due 06/01/17–09/01/44)	$11,191,004	1.6
11,191,004	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $11,191,102, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $11,414,825, due 01/19/12–12/20/41)	11,191,004	1.6
11,191,004	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $11,191,127, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $11,414,825, due 06/28/12–11/01/41)	11,191,004	1.6
11,191,004	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $11,191,127, collateralized by various U.S. Government Agency Obligations, 2.163%–6.500%, Market Value plus accrued interest $11,414,824, due 04/01/20–12/01/48)	11,191,004	1.6

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
2,355,999	Mizuho Securities USA Inc., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $2,356,025, collateralized by various U.S. Government Agency Obligations, 0.000%–11.000%, Market Value plus accrued interest $2,403,119, due 08/01/13–10/01/47)	$2,355,999	0.3
		47,120,015	6.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.5%
10,442,800	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $10,442,800)	10,442,800	1.5

	Total Short-Term Investments (Cost $57,562,815)	57,562,815	8.2

	Total Investments in Securities (Cost $652,587,460)	$755,659,556	108.0
	Liabilities in Excess of Other Assets	(55,713,206)	(8.0)
	Net Assets	$699,946,350	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains loaned securities.

Cost for federal income tax purposes is $654,334,030.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$175,168,989
Gross Unrealized Depreciation	(73,843,463)
Net Unrealized appreciation	$101,325,526

See Accompanying Notes to Financial Statements

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$90,711,550	$—	$—	$90,711,550
Consumer Staples	26,299,359	—	—	26,299,359
Energy	46,584,438	—	—	46,584,438
Financials	153,107,889	—	—	153,107,889
Health Care	89,976,345	12,980	—	89,989,325
Industrials	109,941,528	—	—	109,941,528
Information Technology	117,318,136	—	—	117,318,136
Materials	30,779,498	—	—	30,779,498
Telecommunications	5,520,025	—	—	5,520,025
Utilities	27,838,879	—	—	27,838,879
Total Common Stock	698,077,647	12,980	—	698,090,627
Warrants	—	6,114	—	6,114
Short-Term Investments	10,442,800	47,120,015	—	57,562,815
Total Investments, at value	$708,520,447	$47,139,109	$—	$755,659,556
Other Financial Instruments+
Futures	21,798	—	—	21,798
Total Assets	$708,542,245	$47,139,109	$—	$755,681,354

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Common Stock	$10,300	$—	$—	$—	$—	$—	$—	$(10,300)	$—
Short-Term Investments	401,860	—	(401,860)	—	(100,466)	100,466	—	—	—
Total Investments, at value	$412,160	$—	$(401,860)	$—	$(100,466)	$100,466	$—	$(10,300)	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

ING RussellTM Small Cap Index Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	168	03/16/12	$12,411,840	$21,798

See Accompanying Notes to Financial Statements

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
			$12,411,840	$21,798

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$21,798
Total Asset Derivatives		$21,798

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$488,035
Total	$488,035

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(305,648)
Total	$(305,648)

See Accompanying Notes to Financial Statements

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 24.3%
		Consumer Discretionary: 2.0%
5,035,000	#	Daimler Finance North America LLC, 1.950%, 03/28/14	$5,023,782	0.1
7,010,000		NBCUniversal Media LLC, 3.650%, 04/30/15	7,405,799	0.2
6,730,000		Wal-Mart Stores, Inc., 5.000%–5.625%, 04/01/40–10/25/40	8,217,371	0.2
52,230,000		Other Securities	57,214,733	1.5
			77,861,685	2.0

		Consumer Staples: 1.1%
7,000,000		Anheuser-Busch InBev Worldwide, Inc., 5.375%, 01/15/20	8,220,569	0.2
5,600,000		Lorillard Tobacco Co., 8.125%, 06/23/19	6,678,403	0.2
5,000,000	#	Tesco PLC, 2.700%, 01/05/17	5,080,120	0.1
2,700,000	#	Woolworths Ltd., 2.550%, 09/22/15	2,761,317	0.1
16,690,000		Other Securities	19,994,941	0.5
			42,735,350	1.1

		Energy: 2.7%
3,750,000	#	BG Energy Capital PLC, 4.000%, 12/09/20	3,871,433	0.1
5,800,000		ConocoPhillips, 6.500%, 02/01/39	8,037,205	0.2
81,907,000		Other Securities	89,820,959	2.4
			101,729,597	2.7

		Financials: 10.5%
8,455,000	#	Abbey National Treasury Services PLC/London, 3.875%, 11/10/14	7,941,359	0.2
6,325,000		American Express Co., 7.000%, 03/19/18	7,651,144	0.2
4,000,000		Bank of America Corp., 3.625%, 03/17/16	3,691,344	0.1
13,725,000		Bank of America Corp., 6.500%, 08/01/16	13,838,259	0.4
5,905,000		Barclays Bank PLC, 6.750%, 05/22/19	6,554,119	0.2
6,000,000		Boston Properties L.P., 5.625%, 11/15/20	6,705,636	0.2
6,455,000		Citigroup, Inc., 8.125%, 07/15/39	7,914,785	0.2
7,000,000		Citigroup, Inc., 5.500%, 04/11/13	7,149,345	0.2
4,815,000	#	Erac USA Finance Co., 7.000%, 10/15/37	5,801,882	0.2
31,820,000	L	European Investment Bank, 2.375%, 03/14/14	32,579,671	0.9
9,150,000		General Electric Capital Corp., 6.750%, 03/15/32	10,729,153	0.3
8,950,000		Goldman Sachs Group, Inc./The, 3.625%, 02/07/16	8,657,433	0.2

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
8,840,000		Goldman Sachs Group, Inc., 6.150%–6.750%, 04/01/18–10/01/37	$8,727,733	0.2
2,300,000	#	Harley-Davidson Funding Corp., 6.800%, 06/15/18	2,690,786	0.1
4,125,000	#	Hyundai Capital America, 3.750%, 04/06/16	4,115,570	0.1
3,500,000	#	Hyundai Capital Services, Inc., 4.375%, 07/27/16	3,573,913	0.1
8,295,000		International Bank for Reconstruction & Development, 1.125%, 08/25/14	8,437,052	0.2
9,190,000		JPMorgan Chase & Co., 2.125%–5.500%, 12/26/12–10/15/40	9,504,958	0.2
12,380,000		JPMorgan Chase & Co., 2.050%, 01/24/14	12,396,812	0.3
21,265,000		Kreditanstalt fuer Wiederaufbau, 1.375%, 01/13/14	21,472,291	0.6
6,995,000		Metlife, Inc., 6.750%, 06/01/16	8,067,872	0.2
9,260,000		Mexico Government International Bond, 5.125%, 01/15/20	10,625,850	0.3
21,150,000		Morgan Stanley, 5.375%–6.625%, 10/15/15–04/01/18	20,805,866	0.5
7,095,000		PNC Funding Corp., 3.625%, 02/08/15	7,459,279	0.2
7,395,000		Province of British Columbia Canada, 2.100%, 05/18/16	7,703,993	0.2
13,308,000		Province of Ontario Canada, 4.400%, 04/14/20	15,184,468	0.4
7,695,000		Prudential Financial, Inc., 3.875%–6.200%, 01/14/15–11/15/40	8,020,634	0.2
5,275,000	#	WEA Finance, LLC / WT Finance Aust Pty Ltd., 7.500%, 06/02/14	5,786,533	0.1
14,860,000		Wells Fargo & Co., 3.625%, 04/15/15	15,570,576	0.4
107,425,000		Other Securities(a)	110,675,065	2.9
			400,033,381	10.5

		Health Care: 0.8%
25,945,000		Other Securities	28,780,770	0.8

		Industrials: 1.6%
5,895,000		Norfolk Southern Corp., 6.000%, 03/15/05	6,990,079	0.2
50,438,351		Other Securities	53,771,320	1.4
			60,761,399	1.6

See Accompanying Notes to Financial Statements

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Information Technology: 0.7%
7,040,000		International Business Machines Corp., 1.950%, 07/22/16	$7,254,762	0.2
19,760,000		Other Securities	20,821,664	0.5
			28,076,426	0.7

		Materials: 0.9%
6,000,000	L	Southern Copper Corp., 5.375%, 04/16/20	6,386,154	0.2
23,577,000		Other Securities	26,734,465	0.7
			33,120,619	0.9

		Telecommunications: 2.1%
5,150,000		AT&T, Inc., 6.500%, 09/01/37	6,422,812	0.2
8,000,000		AT&T, Inc., 2.950%, 05/15/16	8,347,344	0.2
7,095,000		Deutsche Telekom International Finance BV, 5.750%, 03/23/16	7,904,823	0.2
6,775,000		France Telecom S.A., 4.375%, 07/08/14	7,161,683	0.2
7,285,000		Qwest Corp., 6.750%, 12/01/21	7,958,863	0.2
6,710,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	6,458,912	0.2
8,165,000		Verizon Communications, Inc., 6.350%–7.750%, 04/01/19–12/01/30	10,474,459	0.3
21,710,000		Other Securities	24,328,727	0.6
			79,057,623	2.1

		Utilities: 1.9%
9,385,000		Dominion Resources, Inc./VA, 1.800%, 03/15/14	9,561,719	0.2
59,235,000		Other Securities	64,694,085	1.7
			74,255,804	1.9

		Total Corporate Bonds/Notes (Cost $887,702,704)	926,412,654	24.3

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.2%
7,670,000		Banc of America Commercial Mortgage, Inc., 5.414%–5.889%, 07/10/44–01/15/49	8,371,068	0.2
7,994,000		Citigroup Commercial Mortgage Trust, 5.697%, 12/10/49	8,848,922	0.3
11,611,487		JPMorgan Chase Commercial Mortgage Securities Corp., 4.871%–6.125%, 01/12/38–02/15/51	12,447,405	0.3
7,374,000		Wachovia Bank Commercial Mortgage Trust, 5.313%–5.418%, 01/15/45–11/15/48	7,787,806	0.2

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
42,133,734		Other Securities	$45,366,052	1.2

		Total Collateralized Mortgage Obligations (Cost $66,397,865)	82,821,253	2.2

MUNICIPAL BONDS: 0.9%
		California: 0.2%
4,335,000		Other Securities	5,305,000	0.2

		Connecticut: 0.1%
3,735,000		Other Securities	4,551,247	0.1

		Illinois: 0.1%
4,400,000		Other Securities	4,576,968	0.1

		New Jersey: 0.2%
5,760,000		Other Securities	7,146,120	0.2

		New York: 0.1%
3,495,000		Other Securities	4,388,706	0.1

		Ohio: 0.1%
3,355,000		Other Securities	4,649,258	0.1

		Washington: 0.1%
3,900,000		Other Securities	4,499,547	0.1

		Total Municipal Bonds (Cost $31,648,555)	35,116,846	0.9

U.S. TREASURY OBLIGATIONS: 36.7%
		U.S. Treasury Bonds: 20.9%
15,745,000		2.125%, due 08/15/21	16,143,553	0.4
46,270,000		3.125%, due 05/15/21	51,645,279	1.4
10,920,000		2.625%–6.250%, due 11/15/20–08/15/23	13,288,797	0.3
63,000,000		0.375%, due 09/30/12	63,130,473	1.7
46,620,000		1.250%, due 10/31/15	47,832,866	1.2
17,410,000		1.375%, due 11/15/12	17,598,394	0.5
111,035,000		1.375%, due 03/15/13	112,639,789	3.0
43,275,000		2.375%, due 03/31/16	46,354,968	1.2
85,860,000		2.375%, due 07/31/17	92,312,894	2.4
13,160,000		2.625%, due 08/15/20	14,193,270	0.4
26,255,000		2.750%, due 02/15/19	28,759,491	0.7
24,525,000		3.375%, due 11/15/19	27,960,413	0.7
35,410,000		3.500%, due 05/15/20	40,727,024	1.1
84,430,000		3.500%, due 02/15/39	94,799,102	2.5
15,045,000		3.875%, due 08/15/40	17,997,581	0.5
50,130,000		4.375%, due 05/15/40	64,988,833	1.7
18,185,000		6.500%, due 11/15/26	27,578,698	0.7
13,540,000		4.250%–8.125%, due 08/15/19–05/15/39	18,485,731	0.5
			796,437,156	20.9

		U.S. Treasury Notes: 15.8%
35,580,000		0.250%, due 09/15/14	35,504,962	0.9
4,755,000		0.500%, due 08/15/14	4,778,033	0.1
36,160,000		0.625%, due 04/30/13	36,380,359	1.0
74,115,000		1.000%, due 05/15/14	75,359,910	2.0

See Accompanying Notes to Financial Statements

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury Notes: (continued)
60,000,000		1.125%, due 12/15/12	$60,562,500	1.6
21,375,000		2.625%, due 04/30/18	23,277,054	0.6
93,630,000		0.500%, due 10/15/13	94,061,634	2.5
30,480,000		0.500%, due 11/15/13	30,628,834	0.8
20,000,000		0.625%, due 07/31/12	20,065,620	0.5
30,085,000		0.750%, due 12/15/13	30,382,330	0.8
16,940,000		1.375%, due 05/15/13	17,212,632	0.4
14,720,000		1.875%, due 04/30/14	15,260,504	0.4
133,163,000		1.875%, due 09/30/17	139,269,855	3.7
17,340,000		1.125%–2.500%, due 06/15/13–11/30/15	17,911,448	0.5
			600,655,675	15.8
		Total U.S. Treasury Obligations (Cost $1,339,715,412)	1,397,092,831	36.7

U.S. GOVERNMENT AGENCY OBLIGATIONS: 36.8%
		Federal Home Loan Mortgage Corporation: 9.7%##
24,805,000		0.375%, due 10/30/13	24,789,869	0.6
13,530,000		2.875%, due 02/09/15	14,439,920	0.4
22,730,000	W	4.000%, due 08/15/40	23,845,191	0.6
12,894,488		5.000%, due 10/01/37	13,876,132	0.4
13,935,000	W	5.000%, due 01/15/39	14,975,773	0.4
257,659,665	(b)	1.000%–6.750%, due 02/25/14–11/01/41	277,712,593	7.3
			369,639,478	9.7

		Federal National Mortgage Association: 20.5%##
24,450,000		0.875%, due 08/28/14	24,589,756	0.6
21,320,000		1.500%, due 03/28/14	21,377,116	0.6
14,335,000	W	3.000%, due 09/25/26	14,807,606	0.4
21,945,000	W	3.500%, due 01/25/26	22,953,098	0.6
13,890,000	W	3.500%, due 10/25/40	14,289,338	0.4
41,860,000	W	4.000%, due 08/25/40	43,985,705	1.2
33,495,000	W	4.500%, due 01/25/39	35,651,241	0.9
25,025,000	W	4.500%, due 02/15/40	26,522,589	0.7
22,310,000	W	5.000%, due 01/13/40	24,105,263	0.6
15,080,000	W	5.500%, due 01/25/39	16,423,066	0.4
493,014,835	(b)	0.550%–7.250%, due 02/01/12–09/01/41	534,563,619	14.1
			779,268,397	20.5

		Government National Mortgage Association: 6.6%
31,575,000		4.000%, due 09/20/40	33,780,315	0.9
65,795,000		4.500%, due 01/20/40	71,675,421	1.9
131,136,515	(b)	3.500%–7.000%, due 09/15/33–10/20/41	144,992,727	3.8
			250,448,463	6.6

		Other U.S. Agency Obligations: 0.0%
85,000		Other Securities	102,944	0.0
		Total U.S. Government Agency Obligations (Cost $1,369,106,825)	1,399,459,282	36.8

FOREIGN GOVERNMENT BONDS: 0.8%
10,010,000		Brazil Government International Bond, 6.000%, 01/17/17	11,711,700	0.3

FOREIGN GOVERNMENT BONDS: (continued)
7,395,000		Republic of Italy, 4.500%, 01/21/15	$7,048,241	0.2
9,760,000		Other Securities	10,868,654	0.3
		Total Foreign Government Bonds (Cost $29,729,796)	29,628,595	0.8
		Total Long-Term Investments (Cost $3,724,301,157)	3,870,531,461	101.7

SHORT-TERM INVESTMENTS: 10.2%
		U.S. Government Agency Obligations: 0.8%
20,000,000	Z	Federal Home Loan Bank Discount Notes, 0.040%, 07/03/12	19,995,960	0.5
10,500,000	Z	Federal Home Loan Bank Discount Notes, 0.050%, 08/27/12	10,496,546	0.3
			30,492,506	0.8

		U.S. Treasury Bills: 6.2%
14,000,000		United States Treasury Bill, 0.050%, 07/26/12	13,995,814	0.3
180,000,000		United States Treasury Bill, 0.070%, 08/23/12	179,921,340	4.7
44,700,000	L	United States Treasury Bill, 0.100%, 12/13/12	44,656,149	1.2
			238,573,303	6.2

		Securities Lending Collateralcc(1): 0.6%
5,406,866		BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $5,406,902, collateralized by various U.S. Government Agency Obligations, 5.000%–6.000%, Market Value plus accrued interest $5,515,003, due 05/15/24–04/15/41)	5,406,866	0.1
5,406,866		Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $5,406,937, collateralized by various U.S. Government Agency Obligations, 1.437%–6.014%, Market Value plus accrued interest $5,515,003, due 06/01/17–09/01/44)	5,406,866	0.2

See Accompanying Notes to Financial Statements

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral: (continued)
5,406,866	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $5,406,913, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $5,515,004, due 01/19/12–12/20/41)	5,406,866	0.2
1,138,289	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,138,299, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,161,055, due 06/28/12–11/01/41)	$1,138,289	0.0
5,406,866	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.02%, due 01/03/12 (Repurchase Amount $5,406,878, collateralized by various U.S. Government Securities, 1.875%–4.000%, Market Value plus accrued interest $5,515,011, due 02/15/15–06/30/15)	5,406,866	0.1
		22,765,753	0.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.6%
97,633,303	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $97,633,303)	97,633,303	2.6
	Total Short–Term Investments (Cost $389,429,960)	389,464,865	10.2
	Total Investments in Securities (Cost $4,113,731,117)	$4,259,996,326	111.9
	Liabilities in Excess of Other Assets	(453,316,938)	(11.9)
	Net Assets	$3,806,679,388	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

cc	Securities purchased with cash collateral for securities loaned.

W	Settlement is on a when-issued or delayed-delivery basis.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains loaned securities.

(b)	This grouping contains certain securities on a when-issued or delayed-delivery basis.

Cost for federal income tax purposes is $4,114,195,527.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$152,229,492
Gross Unrealized Depreciation	(6,428,693)
Net Unrealized appreciation	$145,800,799

See Accompanying Notes to Financial Statements

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$926,412,654	$—	$926,412,654
Collateralized Mortgage Obligations	—	82,821,253	—	82,821,253
Municipal Bonds	—	35,116,846	—	35,116,846
Short-Term Investments	97,633,303	291,831,562	—	389,464,865
U.S. Treasury Obligations	—	1,397,092,831	—	1,397,092,831
Foreign Government Bonds	—	29,628,595	—	29,628,595
U.S. Government Agency Obligations	—	1,399,459,282	—	1,399,459,282
Total Investments, at value	$97,633,303	$4,162,363,023	$—	$4,259,996,326

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares		Value	Percentage of Net Assets

COMMON STOCK: 98.4%
	Consumer Discretionary: 3.0%
24,363	Hennes & Mauritz AB	$781,564	0.5
651,775	Other Securities	4,398,283	2.5
		5,179,847	3.0

	Consumer Staples: 10.6%
42,750	Altria Group, Inc.	1,267,538	0.7
35,014	British American Tobacco PLC	1,661,065	0.9
33,115	Diageo PLC	723,560	0.4
22,350	Kraft Foods, Inc.	834,996	0.5
42,053	Nestle S.A.	2,414,831	1.4
24,300	Philip Morris International, Inc.	1,907,064	1.1
21,712	Unilever NV	746,534	0.4
925,545	Other Securities	8,988,126	5.2
		18,543,714	10.6

	Energy: 8.9%
18,300	ConocoPhillips	1,333,521	0.8
90,943	ENI S.p.A.	1,875,025	1.1
52,706	Royal Dutch Shell PLC — Class B	2,004,809	1.1
51,423	Statoil ASA	1,316,958	0.8
48,752	Total S.A.	2,487,706	1.4
565,051	Other Securities	6,434,245	3.7
		15,452,264	8.9

	Financials: 24.2%
8,150	Allianz AG	778,357	0.4
79,835	Australia & New Zealand Banking Group Ltd.	1,672,133	0.9
230,173	Banco Santander Central Hispano S.A.	1,738,873	1.0
45,940	Commonwealth Bank of Australia	2,307,627	1.3
248,334	HSBC Holdings PLC	1,895,779	1.1
64,070	National Australia Bank Ltd.	1,526,243	0.9
19,156	Royal Bank of Canada	977,402	0.6
101,919	Westpac Banking Corp.	2,080,595	1.2
3,972	Zurich Financial Services AG	894,921	0.5
19,071,225	Other Securities	28,365,862	16.3
		42,237,792	24.2

	Health Care: 11.8%
18,800	Abbott Laboratories	1,057,124	0.6
28,890	AstraZeneca PLC	1,334,477	0.8
30,300	Bristol-Myers Squibb Co.	1,067,772	0.6
22,650	Eli Lilly & Co.	941,334	0.5
106,790	GlaxoSmithKline PLC	2,433,290	1.4
31,400	Johnson & Johnson	2,059,212	1.2
45,800	Merck & Co., Inc.	1,726,660	1.0
39,910	Novartis AG	2,278,585	1.3

COMMON STOCK: (continued)
	Health Care: (continued)
107,800	Pfizer, Inc.	$2,332,792	1.3
11,387	Roche Holding AG — Genusschein	1,925,751	1.1
22,176	Sanofi-Aventis	1,621,011	0.9
94,012	Other Securities	1,872,436	1.1
		20,650,444	11.8

	Industrials: 4.2%
1,237,824	Other Securities	7,345,814	4.2

	Information Technology: 2.5%
374,427	Taiwan Semiconductor Manufacturing Co., Ltd.	935,543	0.5
860,864	Other Securities	3,378,662	2.0
		4,314,205	2.5

	Materials: 3.4%
11,838	BASF AG	824,141	0.5
1,189,423	Other Securities	5,124,859	2.9
		5,949,000	3.4

	Telecommunications: 18.7%
116,950	AT&T, Inc.	3,536,568	2.0
299,000	China Mobile Ltd.	2,904,961	1.7
106,080	Deutsche Telekom AG	1,216,828	0.7
89,877	France Telecom S.A.	1,406,720	0.8
15,500	Nippon Telegraph & Telephone Corp.	789,104	0.5
580	NTT DoCoMo, Inc.	1,064,892	0.6
136,832	Telefonica S.A.	2,357,358	1.4
566,892	Telstra Corp., Ltd.	1,928,009	1.1
55,900	Verizon Communications, Inc.	2,242,708	1.3
35,033	Vivendi	764,752	0.4
1,117,352	Vodafone Group PLC	3,115,273	1.8
2,660,780	Other Securities	11,242,768	6.4
		32,569,941	18.7

	Utilities: 11.1%
52,696	E.ON AG	1,135,604	0.7
191,549	Enel S.p.A.	777,062	0.5
47,659	Gaz de France	1,295,041	0.7
76,165	National Grid PLC	736,189	0.4
2,391,153	Other Securities	15,360,607	8.8
		19,304,503	11.1

	Total Common Stock (Cost $174,170,150)	171,547,524	98.4

EXCHANGE-TRADED FUNDS: 0.2%
11,000	Other Securities	417,340	0.2

	Total Exchange-Traded Funds (Cost $421,261)	417,340	0.2

See Accompanying Notes to Financial Statements

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets

RIGHTS: 0.0%
	Industrials: 0.0%
5,007	Other Securities	$211	0.0

	Total Rights (Cost $—)	211	0.0

WARRANTS: 0.0%
	Energy: 0.0%
6,355	Other Securities	1,785	0.0

	Total Warrants (Cost $—)	1,785	0.0

	Total Long-Term Investments (Cost $174,591,411)	171,966,860	98.6

SHORT-TERM INVESTMENTS: 0.3%
	Mutual Funds: 0.3%
560,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $560,000)	560,000	0.3

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: (continued)

	Total Short-Term Investments (Cost $560,000)	$560,000	0.3

	Total Investments in Securities (Cost $175,151,411)	$172,526,860	98.9
	Assets in Excess of Other Liabilities	1,860,900	1.1
	Net Assets	$174,387,760	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

Cost for federal income tax purposes is $177,954,467.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$19,710,635
Gross Unrealized Depreciation	(25,138,242)
Net Unrealized depreciation	$(5,427,607)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$503,718	$4,676,129	$—	$5,179,847
Consumer Staples	7,327,288	11,216,426	—	18,543,714
Energy	5,040,987	10,411,277	—	15,452,264
Financials	9,880,966	32,356,826	—	42,237,792
Health Care	9,184,894	11,465,550	—	20,650,444
Industrials	1,018,545	6,327,269	—	7,345,814
Information Technology	961,185	3,353,020	—	4,314,205
Materials	1,396,406	4,552,594	—	5,949,000
Telecommunications	8,303,977	24,265,964	—	32,569,941
Utilities	7,867,643	11,436,860	—	19,304,503
Total Common Stock	51,485,609	120,061,915	—	171,547,524
Exchange-Traded Funds	417,340	—	—	417,340
Rights	—	211	—	211
Warrants	1,785	—	—	1,785
Short-Term Investments	560,000	—	—	560,000
Total Investments, at value	$52,464,734	$120,062,126	$—	$172,526,860
Other Financial Instruments+
Futures	7,636	—	—	7,636
Total Assets	$52,472,370	$120,062,126	$—	$172,534,496

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

ING WisdomTreeSM Global High-Yielding Equity Index Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	23	03/16/12	$1,620,810	$4,305
S&P 500 E-Mini	9	03/16/12	563,670	3,331
			$2,184,480	$7,636

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$7,636
Total Asset Derivatives		$7,636

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(268,075)
Total	$(268,075)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$7,636
Total	$7,636

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2011 were as follows:

Portfolio Name	Type	Per Share Amount
ING Euro STOXX 50® Index Portfolio
Class ADV	NII	$0.3883
Class I	NII	$0.3968
ING FTSE 100 Index® Portfolio
Class ADV	NII	$0.3510
Class I	NII	$0.3748
All Classes	STCG	$0.0826
All Classes	LTCG	$0.1003
ING Hang Seng Index Portfolio
Class ADV	NII	$0.3367
Class I	NII	$0.3548
Class S	NII	$0.3253
ING International Index Portfolio
Class ADV	NII	$0.1884
Class I	NII	$0.2134
Class S	NII	$0.1930
Class S2	NII	$0.1839
ING Japan TOPIX Index Portfolio
Class ADV	NII	$0.1604
Class I	NII	$0.1810
All Classes	LTCG	$0.0790
ING RussellTM Large Cap Growth Index Portfolio
Class ADV	NII	$0.1341
Class I	NII	$0.1823
Class S	NII	$0.1482
ING RussellTM Large Cap Index Portfolio
Class ADV	NII	$0.1210
Class I	NII	$0.1572
Class S	NII	$0.1331
Class S2	NII	$0.1455
ING RussellTM Large Cap Value Index Portfolio
Class ADV	NII	$0.1557
Class I	NII	$0.2101
Class S	NII	$0.1845
ING RussellTM Mid Cap Growth Index Portfolio
Class ADV	NII	$0.0326
Class I	NII	$0.1056
Class S	NII	$0.0688
Class S2	NII	$0.0436
ING RussellTM Mid Cap Index Portfolio
Class ADV	NII	$0.1282
Class I	NII	$0.1474
Class S	NII	$0.1247
Class S2	NII	$0.1442
All Classes	STCG	$0.0921
ING RussellTM Small Cap Index Portfolio
Class ADV	NII	$0.0889
Class I	NII	$0.1100
Class S	NII	$0.0861
Class S2	NII	$0.1080
ING U.S. Bond Index Portfolio
Class ADV	NII	$0.2020
Class I	NII	$0.2499
Class S	NII	$0.2240
Class S2	NII	$0.2150
All Classes	STCG	$0.1407
All Classes	LTCG	$0.0346
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
Class ADV	NII	$0.2574
Class I	NII	$0.2700
Class S	NII	$0.2493

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2011, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING RussellTM Large Cap Growth Index Portfolio	100.00%
ING RussellTM Large Cap Index Portfolio	100.00%
ING RussellTM Large Cap Value Index Portfolio	100.00%
ING RussellTM Mid Cap Growth Index Portfolio	100.00%
ING RussellTM Mid Cap Index Portfolio	70.48%
ING RussellTM Small Cap Index Portfolio	100.00%
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	26.47%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2011. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Euro STOXX 50® Index Portfolio	$4,516,847	$0.0568	86.47%
ING Hang Seng Index Portfolio	$171,320	$0.0135	100.00%
ING International Index Portfolio	$910,780	$0.0202	98.17%
ING Japan TOPIX Index Portfolio	$672,312	$0.0147	98.14%
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	$751,817	$0.0321	85.07%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

TAX INFORMATION (UNAUDITED) (CONTINUED)

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director During the Past Five Years

Independent Directors

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:70	Chairman/Director	June 1998– Present
Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present) and various positions with Academy of Economics and Finance (2003– 2012). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999–2002); Chief Economist, Marine Midland Bank (1987–1990); various positions, Marine Midland Bank (1978–1990); and Economist, Federal Reserve Bank of New York (1969–1978).

Ph.D. in Economics

Director of Academy of Economics and Finance (February 2001– February 2003).

Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.
				37	None.

Martin J. Gavin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	January 2009– June 2010 July 2011– Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006–May 2006); various positions for the Phoenix Companies, Inc. (1984–2000); Assistant Vice President, CNA Insurance Company, Inc. (1980–1984); and various positions at CIGNA Corporation (1973–1980).	37	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director During the Past Five Years

Russell Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	December 2007– Present	Retired. Director, Hill-Stead Museum (non-profit) (2008–Present). Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973–March 2008); President, Hartford Area Business Economists (1986– 1987); and Corporate Loan Officer and Credit Analyst, Hartford National Bank (July 1966–April 1973). Certified AARP Tax Counselor (2011)	37	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995–2005).

Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:76	Director	April 1994– Present	Retired. Self-Employed Consultant (June 2000– Present). Formerly, Senior Adviser, Hambro America, Inc. (1993– 2000) and Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986–1993).	37	None.

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	January 2003– Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999– Present). Formerly, Senior Manager, Arthur Anderson LLP (1995– 1999); Senior Manager, Coopers & Lybrand, LLP (1993–1995); Manager, Price Waterhouse (1988–1993); Second Vice President, Smith Barney (1985–1988); and Consultant, Arthur Anderson & Co. (1984– 1985).	37	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director During the Past Five Years

Director who is an “Interested Person”

Shaun Mathews(3) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	December 2007– Present	President and Chief Executive Officer, ING Investments, LLC (November 2006– Present).	177
ING Capital Corporation, LLC and ING Investments Distributor, LLC (December 2005–Present); ING Funds Services, LLC, ING Investments, LLC and ING Investment Management, LLC (March 2006–Present); and ING Investment Trust Co. (April 2009–Present).

(1)	The information reported includes the principle occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director’s qualifications to serve as a Director.

(2)	Except for Mr. Mathews and for the purposes of this table “ING Fund Complex” means the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2012.

(3)	“Interested Person,” by virtue of this Director’s current or prior affiliation with any of the Portfolios, ING or any of ING’s affiliates.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	December 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President	April 2002–Present
Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–Present). Formerly, Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President	March 2002–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012–Present	Chief Compliance Officer, ING Funds (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004–January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	December 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	June 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006–Present).

Gregory K. Wilson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011–Present	Vice President — Fund Compliance, ING Funds Services, LLC (October 2009–Present). Formerly, Finance Director, ING Funds Services, LLC (September 2006–October 2009).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	March 2002–Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	September 2007–Present
Senior Vice President (March 2010–Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007–Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005–April 2007).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	April 2007–Present	Vice President, ING Funds Services, LLC (December 2006–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006–Present
Vice President, ING Investment Management — ING Funds (March 2010–Present); Vice President, ING Funds Services, LLC (March 2006–Present) and Managing Paralegal, Registration Statements (June 2003–Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	June 2008–Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005–March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	September 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Assistant Secretary	September 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	August 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	June 2008–Present
Vice President and Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008–March 2010) and Associate, Ropes & Gray LLP (September 2005–February 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF
INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” or a “Portfolio” and, collectively, the “Funds” or the “Portfolios”) has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with the sub-adviser of each Fund (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2012, followed by specific considerations with respect to each Fund covered by this report (each, a “Covered Fund”).

Overview of the Review Process

At a meeting of the Board held on December 15, 2011, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (i) comparative performance data for each Fund for various time periods; (ii) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (iii) comparative data regarding the total expenses of each Fund; (iv) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (v) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (vi) financial statements of the Adviser and each Sub-Adviser (or their parent company); (vii) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (viii) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (ix) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (x) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage and the use of Commission Sharing Arrangements; (xi) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (xii) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (xiii) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (xiv) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (xv) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (xvi) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees (“Independent Counsel”) on behalf of the Independent Trustees. With respect to each Sub-Advisory Agreement, the Board also considered the Adviser’s recommendation that the Agreement be renewed and the basis provided by the Adviser for such recommendation.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The type and format of the information provided to the Board has been codified in the ING Funds’ 15(c) Methodology Guide (the “Guide”), which sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. As part of its ongoing process, the Contracts Committee annually reviews the Guide, and recommends or considers recommendations from the Adviser for revisions to the Guide. In addition, in recent years the Contracts Committee has employed the services of an independent consultant (the “Independent Consultant”) to assist in its review and analysis of, among other matters, the Guide.

The Contracts Committee began the formal review process in August 2011 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the August meeting, the Contracts Committee engaged the Independent Consultant to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant’s findings were reported to the Contracts Committee at the August meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 18-19, 2011 and December 13-14, 2011, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2012, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also noted the Adviser has implemented a “manager-of-managers” structure for the Funds under which the investment portfolio of each Fund is managed by a Sub-Adviser, and considered the responsibilities that the Adviser has under the “manager-of-managers” structure, including with respect to the selection and ongoing monitoring of the Sub-Advisers.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have maintained reasonable brokerage costs on behalf of the Funds and have not increased the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. In this regard, the Independent Trustees noted that the Adviser and its affiliated companies have established Commission Sharing Arrangements as an alternative

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

means of maintaining access to desired research consistent with achieving best execution. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board considered information provided by management with respect to ING Groep’s plans for divestiture of its insurance business, including its investment management business (the “Insurance Divestiture”). The Board considered the potential impact of the Insurance Divestiture on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of the Insurance Divestiture.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years, including during periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility; (iii) negotiating and maintaining credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to actions previously taken and proposed to be taken to improve performance of certain Covered Funds as indicated in the Fund-by-Fund analysis below.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are appropriate and consistent with the terms of the respective Advisory and Sub-Advisory Agreements.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), and (ii) a group of similarly managed mutual funds identified by Morningstar, Inc. and/or, Lipper, Inc. The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2011 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2011. For Funds with a minimum of a three-year performance record, the Board also reviewed the three-year performance against similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”). With respect to each Fund that seeks investment results corresponding to the total return of an index (commonly referred to as an “index fund”), the Board focused on the reasonableness of the differences between the Fund’s performance and the total return of such index during these time periods, rather than the performance of the Fund relative to the applicable Morningstar or Lipper category or Selected Peer Group.

Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Fund, are set forth below under “Fund-by-Fund Analysis.”

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm’s-length basis. As part of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In this regard, the Board considered the Adviser’s undertaking not to terminate or amend any such fee waiver or expense limitation agreement prior to December 31, 2012 without the prior approval of the Board. Additionally, the Board considered undertakings by the Adviser to work with the Board to implement breakpoints for certain Funds to ensure that each of these Funds will share in the benefits of economies of scale as assets in the Fund grow.

The Board considered information regarding the nature of services and fee rates offered by the Adviser and each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of such services to those services provided to the Funds. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser or the applicable Sub-Adviser for these differences. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider such information to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Covered Fund that the management fee charged to the Covered Fund for advisory, sub-advisory and related services is fair and reasonable. Summaries of selected portions of the fee and expense information reviewed with respect to each Covered Fund are set forth below under “Fund-by-Fund Analysis.”

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2010 and December 31, 2009 and the nine-month period ended September 30, 2011. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board recognized that measuring profitability is not an exact science, that there is no uniform methodology for determining profitability for this purpose and that different methodologies can produce dramatically different profit and loss results. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund grow. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund grow, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of certain of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. Additionally, the Board noted that the total assets under management of many of the Funds have increased during the past year, and considered undertakings by the Adviser to work with the Board to implement breakpoints for certain of these Funds, to ensure that each of these Funds will share in the benefits of economies of scale as assets in the Fund grow. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Covered Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2012, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Covered Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Fund is for periods ended September 30, 2011 and the management fees and expense data described below are as of June 30, 2011.

ING International Index Portfolio

In evaluating the investment performance of ING International Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the MSCI EAFE. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING International Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group. The Board further noted that, at the request of the Contracts Committee, the Adviser has agreed to work with the Board to amend the advisory fee schedule to add breakpoints that will result in a sharing of the benefits of economies of scale as assets in the Portfolio grow.

ING Euro STOXX 50 Index Portfolio

In evaluating the investment performance of ING Euro STOXX 50 Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the Dow Jones EURO STOXX Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Euro STOXX 50 Index Portfolio, the Board noted that the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group. The Board further noted that, at the request of the Contracts Committee, the Adviser has agreed to work with the Board to amend the advisory fee schedule to add breakpoints that will result in a sharing

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of the benefits of economies of scale as assets in the Portfolio grow.

ING FTSE 100 Index Portfolio

In evaluating the investment performance of ING FTSE 100 Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the FTSE 100 Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING FTSE 100 Index Portfolio, the Board noted that the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. The Board further noted that, at the request of the Contracts Committee, the Adviser has agreed to work with the Board to amend the advisory fee schedule to add breakpoints that will result in a sharing of the benefits of economies of scale as assets in the Portfolio grow.

ING Hang Seng Index Portfolio

In evaluating the investment performance of ING Hang Seng Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the Hang Seng Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Hang Seng Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. The Board further noted that, at the request of the Contracts Committee, the Adviser has agreed to work with the Board to amend the advisory fee schedule to reduce the current advisory fee and to add breakpoints that will result in a sharing of the benefits of economies of scale as assets in the Portfolio grow.

ING Japan TOPIX Index Portfolio

In evaluating the investment performance of ING TOPIX Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the Tokyo Stock Price Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Japan TOPIX Index Portfolio, the Board noted that the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. The Board further noted that, at the request of the Contracts Committee, the Adviser has agreed to work with the Board to amend the advisory fee schedule to add breakpoints that will result in a sharing of the benefits of economies of scale as assets in the Portfolio grow.

ING Russell Large Cap Index Portfolio

In evaluating the investment performance of ING Russell Large Cap Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the Russell Top 200 Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Russell Large Cap Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and equal to the average expense ratios of the funds in its Selected Peer Group. The Board further noted that, at the request of the Contracts Committee, the Adviser has agreed to work with the Board to amend the advisory fee schedule to add breakpoints that will result in a sharing of the benefits of economies of scale as assets in the Portfolio grow.

ING Russell Mid Cap Index Portfolio

In evaluating the investment performance of ING Russell Mid Cap Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the Russell Midcap Index. The

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Russell Mid Cap Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its Selected Peer Group. The Board further noted that, at the request of the Contracts Committee, the Adviser has agreed to work with the Board to amend the advisory fee schedule to add breakpoints that will result in a sharing of the benefits of economies of scale as assets in the Portfolio grow.

ING Russell Small Cap Index Portfolio

In evaluating the investment performance of ING Russell Small Cap Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the Russell 2000 Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Russell Small Cap Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group. The Board further noted that, at the request of the Contracts Committee, the Adviser has agreed to work with the Board to amend the advisory fee schedule to add breakpoints that will result in a sharing of the benefits of economies of scale as assets in the Portfolio grow.

ING Russell Large Cap Growth Index Portfolio

In evaluating the investment performance of ING Russell Large Cap Growth Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the Russell Top 200 Growth Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Russell Large Cap Growth Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group. The Board further noted that, at the request of the Contracts Committee, the Adviser has agreed to work with the Board to amend the advisory fee schedule to reduce the current advisory fee and to add breakpoints that will result in a sharing of the benefits of economies of scale as assets in the Portfolio grow.

ING Russell Large Cap Value Index Portfolio

In evaluating the investment performance of ING Russell Large Cap Value Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the Russell Top 200 Value Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Russell Large Cap Value Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group. The Board further noted that, at the request of the Contracts Committee, the Adviser has agreed to work with the Board to amend the advisory fee schedule to reduce the current advisory fee and to add breakpoints that will result in a sharing of the benefits of economies of scale as assets in the Portfolio grow.

ING Russell Mid Cap Growth Index Portfolio

In evaluating the investment performance of ING Russell Mid Cap Growth Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the Russell Midcap Growth Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Russell Large Cap Value Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group. The Board further noted that, at the request of the Contracts Committee, the Adviser has agreed to work with the Board to amend the advisory fee schedule to reduce the current advisory fee and to add breakpoints that will result in a sharing of the benefits of economies of scale as assets in the Portfolio grow.

ING WisdomTree Global High-Yielding Equity Index Portfolio

In evaluating the investment performance of ING WisdomTree Global High Yielding Equity Index Portfolio, the Board noted that the Portfolio seeks investment results that closely correspond to the total return of the WisdomTree Global High-Yielding Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING WisdomTree Global High-Yielding Equity Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group.

ING U.S. Bond Index Portfolio

Continuation of Existing Agreements

In evaluating the investment performance of the Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the Barclay’s Capital U.S. Aggregate Bond Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for the Portfolio, the Board noted that the management fee is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group. As discussed further below, the Board considered undertakings provided by the Adviser to reduce the advisory fee of the Portfolio and to extend the existing expense limitation agreement for the Portfolio in connection with a transition of portfolio management responsibilities to a new sub-adviser for the Portfolio during the first quarter of 2012. The Board also considered the benefits to the Portfolio of permitting the Sub-Adviser to continue serving as the Sub-Adviser for the Portfolio pending an orderly transition of responsibilities to the new sub-adviser.

Approval of New Sub-Advisory Agreements

At the meeting of the Board held on December 15, 2011, the Board also acted upon a proposal to replace Neuberger Berman LLC (the “Current Sub-Adviser”) with a new sub-adviser for the Portfolio. Acting upon the affirmative recommendation of the Contracts Committee, the Board approved (i) an interim sub-advisory agreement with respect to the Portfolio (the “Interim Agreement”) between the Adviser and ING Investment Management Co. (the “New Sub-Adviser”) to be effective during the first quarter of 2012 and (ii) a new sub-advisory agreement with respect to the Portfolio (the “New Sub-Advisory Agreement” and collectively with the Interim Agreement, the “New Agreements”) between the Adviser and the New Sub-Adviser to be effective upon shareholder approval of the New Sub-Advisory Agreement. The terms of the Interim Agreement and the New Sub-Advisory Agreement are materially the same as the terms of the existing Sub-Advisory Agreement with the Current Sub-Adviser, except as discussed below with respect to fees payable to the New Sub-Adviser under the New Sub-Advisory Agreement.

The New Sub-Adviser, which is an affiliate of the Adviser, currently serves as the Sub-Adviser for numerous other Funds. Accordingly, in considering the proposal to approve the New Agreements, the Board considered the same information provided by the New Sub-Adviser as part of the annual contract review process for such other Funds, as described in greater detail above. The Board also considered information received from the New Sub-Adviser relating specifically to its ability to manage fixed-income “index funds” such as the Portfolio, including its prior experience managing another investment product with the same investment objective as the Portfolio using the same investment process proposed to be used in managing the Portfolio. The Board also considered the potential benefits of having the Portfolio sub-advised by an affiliate of the Adviser, which may result in greater access to and more effective oversight of the day-to-day portfolio management activities with respect to the Portfolio. The Board also considered the representations provided by the Adviser and New Sub-Adviser that the transition of sub-advisory services from the Current Sub-Adviser to the New Sub-Adviser will

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

not cause the Portfolio to incur additional transaction costs.

In evaluating the reasonableness of the fees payable by the Adviser to the New Sub-Adviser for sub-advisory services under each of the New Agreements, the Board considered the fees to be received by the Adviser and New Sub-Adviser in the aggregate under the Advisory Agreement and each of the New Agreements, consistent with the Board’s evaluation of the fees payable for other Funds sub-advised by an affiliate of the Adviser, as described above. With respect to the Interim Agreement, the Board noted that the fees payable by the Adviser to the New Sub-Adviser are identical to the fees payable by the Adviser to the Current Sub-Adviser under the existing Sub-Advisory Agreement. With respect to the New Sub-Advisory Agreement, the Board noted that, although the fees payable by the Adviser to the New-Sub-Adviser are higher than the fees payable by the Adviser to the Current Sub-Adviser under the existing Sub-Advisory Agreement, the higher fees will be borne by the Adviser and will not result in an increase in the total expenses of the Portfolio. Moreover, the Board noted that, effective upon the transition of services to the New Sub-Adviser, the Adviser has agreed to (i) amend the breakpoint schedule of the Advisory Agreement for the Portfolio, which will result in a reduction in the aggregate fees payable by the Portfolio at current asset levels and as assets of the Portfolio grow, and (ii) extend the existing expense limitation agreement for the Portfolio for an additional two-year period. The Board also considered information provided by the Adviser and the New Sub-Adviser regarding the projected revenues, expenses and profits to be realized by the Adviser, the New Sub-Adviser and other affiliated companies attributable to managing the Portfolio.

Based upon the foregoing and other considerations, the Board concluded that (i) the nature, extent and quality of advisory and related services to be provided by the New Sub-Adviser for the Portfolio, taken as a whole, will be appropriate and consistent with the terms of the New Agreements, (ii) the fees payable under each of the New Agreements are reasonable and (iii) in light of the nature, extent and quality of the services to be provided, the profits to be realized by the Adviser, the New Sub-Adviser and their affiliated companies with respect to providing advisory, sub-advisory and administrative services for the Portfolio will be reasonable. Accordingly, the Board, including all of the Independent Trustees, approved each of the New Agreements.

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS FOR THE ING EMERGING MARKETS INDEX PORTFOLIO

Overview of the Review Process

At a meeting held on September 15, 2011, the board of directors (the “Directors” or the “Board”) of ING Variable Products, Inc. (“IVPI”), including all of the independent directors who are not “interested persons” of IVPI (the “Independent Directors”), authorized the establishment of the ING Emerging Markets Index Portfolio (the “Emerging Markets Portfolio”). In connection with the establishment of the Emerging Markets Portfolio, the Board, including all of the Independent Directors, also voted to approve (i) investment advisory agreements (the “Advisory Agreement”) for the Emerging Markets Portfolio with ING Investments, LLC (the “Adviser”), and (ii) a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and ING Investment Management Co. (“IIM” or the “Sub-Adviser”). Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors.

The Contracts Committee recommended approval of the Advisory Agreement and the Sub-Advisory Agreement after completing an extensive review of information received from the Adviser and the Sub-Adviser in connection with the establishment of the Emerging Markets Portfolio and as part of the annual contract approval process for other ING Funds advised by the Adviser, and sub-advised by IIM. Such information included the following: (1) comparative data regarding management fees, including data regarding the fees charged by the Adviser and IIM for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Emerging Markets Portfolio; (2) comparative data regarding the proposed expense ratio of the Emerging Markets Portfolio and the expense ratio of a selected peer group of similar funds (the “Selected Peer Group”); (3) copies of each form of advisory agreement and sub-advisory agreement; (4) copies of the codes of ethics of the Adviser and of the Sub-Adviser, together with information relating to the manner in which each code is administered; (5) financial statements of the Adviser and of the Sub-Adviser; (6) profitability analyses for the Adviser and its affiliated companies with respect to the Emerging Markets Portfolio; (7) descriptions of the qualifications of the investment personnel expected to

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

be responsible for managing the Emerging Markets Portfolio and their responsibilities with respect to managing other accounts or mutual funds; (8) descriptions of the services expected to be provided to the Emerging Markets Portfolio, including the investment strategies and techniques used by the Sub-Adviser in managing the Emerging Markets Portfolio; (9) data relating to brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Emerging Markets Portfolio’ brokerage; (10) descriptions of the business continuity and disaster recovery plans of the Adviser and the Sub-Adviser; (11) descriptions of various compliance programs of the Adviser and the Sub-Adviser, including the Adviser’s programs for monitoring and enforcing compliance with the ING Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; and (12) other information relevant to an evaluation of the nature, extent and quality of the services expected to be provided by the Adviser and the Sub-Adviser in response to a series of detailed questions presented by Goodwin Procter LLP, independent legal counsel (“Counsel”) on behalf of the Independent Directors. The Contracts Committee relied upon this information in evaluating the qualifications of the Adviser and the Sub-Adviser to manage the Emerging Markets Portfolio.

In addition, the Contracts Committee considered information relating specifically to the investment objectives and investment policies of the Emerging Markets Portfolio and the ability of the Adviser and the Sub-Adviser to pursue the New Fund’s investment objective by implementing these investment policies. For the Emerging Markets Portfolio, the Board considered, among other things, the Sub-Adviser’s experience with the management of other index-based mutual funds and similar products, the unique characteristics of the index that the Emerging Markets Portfolio is proposed to track and whether the Sub-Adviser propose to use a replication or optimization strategy to manage the Emerging Markets Portfolio. Prior to voting to recommend approval of the Advisory and Sub-Advisory Agreement for the Emerging Markets Portfolio, the Contracts Committee and/or the Board received presentations from the Adviser and IIM regarding the investment strategies to be used in pursuing the Emerging Markets Portfolio’s investment objective.

The Independent Directors were assisted by Counsel throughout this process. The Independent Directors relied upon the advice of Counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub- Advisory Agreement(s) and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and was not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and each Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and the Sub-Advisory Agreement, the Board evaluated the nature, extent and quality of services that will be provided to the Emerging Markets Portfolio by the Adviser and by the Sub-Adviser. Specifically, the Board considered the quantity and quality of the resources available to provide such services and the qualifications of the individuals that will be responsible for performing various investment services for the Emerging Markets Portfolio. The Board also considered the quality of the compliance programs of the Adviser and of the Sub-Adviser, including the manner in which the Adviser and the Sub-Adviser will monitor for compliance with the investment policies and restrictions of the Emerging Markets Portfolio, the Codes of Ethics of the Adviser and the Sub-Adviser with respect to personal trading by employees with access to portfolio information, and other compliance related matters. The Board also considered the actions taken by the Adviser and the Sub-Adviser to establish and maintain effective disaster recovery and business continuity plans.

The Board noted that, in connection with its annual contract review process, it had considered a variety of other matters bearing on the nature, extent and quality of the services provided to all of the ING Funds, including the actions taken by the Adviser and its affiliated companies to administer the ING Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board had also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities, including the U.S. Securities and Exchange Commission. The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the ING Funds, including fees and expenses for transfer agency, custody and audit services. The Board specifically noted that the Adviser and its affiliated companies have significantly reduced the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

brokerage costs of the ING Funds and their portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the ING Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of ING Funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Emerging Markets Portfolio may realize because the Emerging Markets Portfolio are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services to be provided by the Adviser and the Sub-Adviser for the Emerging Markets Portfolio, taken as a whole, can be expected to be consistent with the terms of the Advisory Agreement and the Sub-Advisory Agreement and that the fees to be paid for such service are fair and reasonable.

The Board noted that the Emerging Markets Portfolio has no prior performance record. Based on this information, the Board concluded that the Sub-Adviser can be expected to achieve satisfactory performance in managing the portfolio of the Emerging Markets Portfolio.

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the proposed contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Emerging Markets Portfolio to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to the Sub-Adviser for sub-advisory services. As part of its review, the Board considered the Emerging Markets Portfolio’s proposed management fee and total expense ratio, as compared to its proposed Selected Peer Group. In addition, the Directors received information regarding the fees charged by the Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services to be provided in managing the Emerging Markets Portfolio. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory Agreement and the Sub-Advisory Agreement. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board concluded with respect to the Emerging Markets Portfolio that the management fee to be charged to the Emerging Markets Portfolio for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Emerging Markets Portfolio is reasonable.

Profitability

The Board considered information relating to the revenues, expenses, and profits expected to be realized by the Adviser and its affiliated companies attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to the Adviser and its affiliated companies, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Emerging Markets Portfolio both with and without the profitability of the distributor of the Emerging Markets Portfolio and both before and after giving effect to any expenses expected to be incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating the Emerging Markets Portfolio. The Board also considered other direct or indirect benefits that the Adviser and the Sub-Adviser, and any affiliated companies thereof, will derive from their relationships with the Emerging Markets Portfolio, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by the Sub-Adviser of “soft dollar” benefits from the Emerging Markets Portfolio’s brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits expected to be realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for the Emerging Markets Portfolio are reasonable.

In considering the reasonableness of the management fee of the Emerging Markets Portfolio, the Board considered the extent to which economies of scale can be expected to be realized by the Emerging Markets Portfolio’s Adviser and its affiliated companies, on the one hand, and by the Emerging Markets Portfolio, on the other hand, as the assets of the Emerging Markets Portfolio increase. The Board recognized the inherent difficulties in measuring precisely the impact of any

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more funds. The Board also reviewed information regarding the projected expense ratio of the Emerging Markets Portfolio in light of projected changes in the assets of the Emerging Markets Portfolio, noting that, as the assets of the Emerging Markets Portfolio increase, the fixed expenses of the Emerging Markets Portfolio, as a percentage of the total assets of the Emerging Markets Portfolio, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Emerging Markets Portfolio. Based upon the foregoing, the Board concluded that the fee schedules for the Emerging Markets Portfolio can be expected to result in an equitable sharing among the Emerging Markets Portfolio, the Adviser and the Sub-Adviser of the benefits from economies of scale as assets grow.

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Investment Advisers

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-AVIPALL (1211-022212)

Annual Report

December 31, 2011

Classes I and S

Domestic Equity Index Portfolios

■	ING Index Plus LargeCap Portfolio

■	ING Index Plus MidCap Portfolio

■	ING Index Plus SmallCap Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Euro zone — continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets. Ratings agencies were mostly unimpressed by these machinations; ultimately, Standard & Poor’s downgraded nine countries in the region, including formerly AAA-rated France.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional “supercommittee” on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth into 2012 despite the euro zone’s debt problems. We believe interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors historically have turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don’t try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 3, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2011

In our semi-annual report we described how investor sentiment was generally positive through April. Many of the developed world’s economies including the U.S., seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine. This was despite natural disasters in Japan, the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis.

But the mood darkened in early May 2011. Global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends, slid from May through September, losing over 17%, before a remarkable October rally clawed back about half of this. For the whole fiscal year the Index lost 5.49%. (The MSCI World IndexSM returned (5.54)% for the year ended December 31, 2011, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April. That month the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs, well above 200,000, were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%. By September the employment report showed zero new jobs created in August. But more upbeat releases in later months revised this up, and by year end the three-month average of jobs created was back to 143,000 from just 35,000 in September.

In the housing market, home prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index) fell every month in the year. Sales were depressed, despite improved affordability and record low mortgage interest rates, by tight credit with many homeowners in negative equity on their properties.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29, this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the second quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed”. There was relief in October when the first estimate of third quarter GDP growth was a much-improved 2.5%, although this was subsequently revised down to 1.8%.

Political deadlock weighed on sentiment throughout. A stopgap agreement to raise the debt ceiling did not stop Standard & Poors from downgrading the country’s credit rating. A bipartisan “Debt Super Committee” appointed to negotiate a more lasting set of budget control measures, admitted defeat on November 21.

Other keenly watched figures like retail sales and wages & salaries were stagnant in the months up to October, improved in that month and were mixed thereafter. Purchasing managers’ indices indicated expansion but not by much. Taken together, the data were inconclusive as the year ended but the consensus was that the once-feared return to recession now looked unlikely.

The euro zone’s sovereign debt crisis continued to move markets. By early August it seemed to be veering out of control. When attention turned from Greece to the much bigger bond markets of Spain and especially Italy, the European Central Bank (“ECB”) stepped in, uneasily, to buy their bonds — and some time. The threat to the euro zone banking system, where vast quantities of Italian and Spanish bonds are held, was clear.

Finally, a baby step towards closer fiscal union among euro zone countries was agreed in December, including restrictions on budget deficits with near automatic disciplinary procedures for violators. Bilateral loans of up to €200 billion would be made to the International Monetary Fund, presumably to fund rescue packages for individual nations. But it provided no lender of last resort with unlimited firepower, nor measures to promote growth and liberalize markets. Investors were under no illusions as the year ended that the crisis had been solved.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 7.84% in the fiscal year, while the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 4.96%. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the remarkable 29.93% return on long-dated Treasuries, reflecting both the overall decline in risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index, including dividends, returned 2.11% for 2011, almost identical to the dividend yield. Sector returns ranged from (17.06)% for financials to 19.91% for utilities. The operating earnings per share of S&P 500® companies made new records in the second and third quarters of 2011, but estimates for future quarters were coming down as December ended.

In currency markets, the euro zone’s problems finally took their toll, as the dollar gained 2.34% on the euro in 2011, which dropped sharply after October. The pound was barely changed despite late weakness: the dollar gained 0.10%. But the dollar fell back against the yen by 5.35% despite Bank of Japan intervention as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index slumped 18.73% in 2011. The economy contracted for three straight quarters before finally recovering, as it struggled to recover from the earthquake and tsunami of March as well as a strong yen. The MSCI Europe ex UK® Index sank 12.87%, weighed down by the recessionary threat of the sovereign debt crisis. Euro zone growth shrunk to 0.2% in the second and third quarters and unemployment stood at 10.3%, a euro-era high. The MSCI UK® Index slipped just 1.83%. Weak euro zone demand and fiscal austerity at home depressed stocks, within which, however, the well-represented energy, staples and telecoms sectors managed positive average returns.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
S&P MidCap 400 Index	An unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600 Index	An unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.

3

ING INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2011

(as a percentage of net assets)

Information Technology	17.4%
Financials	13.9%
Consumer Staples	12.6%
Energy	12.0%
Industrials	11.3%
Health Care	10.4%
Consumer Discretionary	10.0%
Utilities	5.4%
Telecommunications	3.0%
Materials	2.9%
Assets in Excess of Other Liabilities*	1.1%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Index Plus LargeCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P 500® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA and Sam Lam, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2011, the Portfolio’s Class I shares provided a total return of (0.09)% compared to the S&P 500® Index, which returned 2.11% for the same period.

Portfolio Specifics: 2011 was a challenging year for investors, with numerous headwinds. The year started with a relatively positive outlook on global growth; however, oil price shock, Japan’s earthquake and tsunami “twin shock,” the European sovereign debt crisis, and the U.S. debt ceiling uncertainty continued to drive volatility during the year. Starting from the second half of 2011, we saw a substantial drop in global growth momentum, and Europe entered into a recession. Because of that, demand-driven inflationary pressure across emerging markets slowed, which allowed monetary easing actions by central banks to boost growth. The European Central Bank cut interest rates to 1% in an attempt to boost the weakening European economy. As inflationary pressure gradually abated in China, authorities were comfortable enough to ease monetary policy to support small and medium enterprises, which continued to report hardship in accessing funds. As holiday season started in the fourth quarter, improvements in macroeconomic data appeared in the U.S. and China, which supported risky assets. Although the European sovereign crisis remained unresolved by the end of 2011, discussions and proposals by policymakers eased some of the tensions in the markets.

Performance of our models was down for the year ended December 31, 2011. Security selection in the information technology, consumer discretionary and healthcare sectors had the largest negative impact on performance. Within consumer discretionary, overweights in DeVry, Inc. and Harman International Industries, Inc. hurt performance. In information technology, an underweight in Cisco Systems Inc. detracted from performance. In healthcare, an overweight in PerkinElmer, Inc. detracted from performance. In financials, underweights in Bank of America Corp., Citigroup, Inc. and Goldman Sachs Group, Inc. added to performance.

Other companies that hurt performance included overweights in Regions Financial Corp., SunTrust Banks, Inc., and Janus Capital Group, Inc. Sector allocation did not have a significant impact on performance during the period.

Current Strategy and Outlook: Our strategy uses a quantitative investment process to construct enhanced index portfolios. This process employs multiple, uncorrelated alpha streams and advance forecasting techniques to determine which stocks to over- and underweight relative to the benchmark. The process then combines the forecasted alpha with estimates of risk and trading costs for each stock to construct a portfolio designed to maximize return and control for risk relative to the benchmark.

The Portfolio currently has an overweight in consumer staples, energy, financials, industrials and utilities sectors.

*	Effective November 28, 2011, Sam Lam replaced Pranay Gupta as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings as of December 31, 2011

(as a percentage of net assets)

Apple, Inc.	3.2%
ExxonMobil Corp.	3.1%
Microsoft Corp.	2.2%
Chevron Corp.	1.6%
International Business Machines Corp.	1.6%
Google, Inc. — Class A	1.3%
Berkshire Hathaway, Inc.	1.2%
Coca-Cola Co.	1.1%
Verizon Communications, Inc.	1.1%
AT&T, Inc.	1.1%

Portfolio holdings are subject to change daily.

4

ING INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year
Class I	(0.09)%	(1.54)%	2.03%
Class S	(0.34)%	(1.79)%	1.77%
S&P 500® Index	2.11%	(0.25)%	2.92%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

5

ING INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2011

(as a percentage of net assets)

Financials	19.9%
Industrials	15.9%
Information Technology	14.8%
Consumer Discretionary	12.5%
Health Care	9.0%
Materials	6.5%
Utilities	6.2%
Energy	6.1%
Consumer Staples	3.9%
Telecommunications	0.6%
Assets in Excess of Other Liabilities*	4.6%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Index Plus MidCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P MidCap 400 Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA and Sam Lam, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2011, the Portfolio’s Class I shares provided a total return of (1.15)% compared to the S&P MidCap 400 Index, which returned (1.73)% for the same period.

Portfolio Specifics: 2011 was a challenging year for investors, with numerous headwinds. The year started with a relatively positive outlook on global growth; however, oil price shock, Japan’s earthquake and tsunami “twin shock,” the European sovereign debt crisis, and the U.S. debt ceiling uncertainty continued to drive volatility during the year. Starting from the second half of 2011, we saw a substantial drop in global growth momentum, and Europe entered into a recession. Because of that, demand-driven inflationary pressure across emerging markets slowed, which allowed monetary easing actions by global central banks to boost growth. The European Central Bank cut interest rates twice in the fourth quarter to 1% in an attempt to boost the weakening European economy. As inflationary pressure gradually abated in China, authorities were comfortable enough to ease monetary policy to support small and medium enterprises, which continued to report hardship in accessing funds. As holiday season started in the fourth quarter, improvements in macroeconomic data appeared in the United States and China, which supported risky assets. Although the European sovereign crisis remained unresolved by the end of 2011, discussions and proposals by policymakers eased some of the tensions in the markets.

Performance of our models was up for the year ended December 31, 2011. Security selections in energy, industrials and consumer discretionary had the largest positive impact on performance. Within energy, an underweight in Cimarex Energy Co. added to performance. In industrials, an overweight in United Rentals and an underweight in ManpowerGroup added to performance. In the consumer discretionary, an overweight in Under Armour, Inc. added to performance. Negative results came in the consumer staples sector, where underweights in Green Mountain Coffee Roaster, Inc. and Hansen Natural Corp. were detractors from results.

Other companies that added to performance included underweights in Cree, Inc. and Skyworks Solutions, Inc., as well as an overweight in Perrigo Co. Sector allocation did not have a significant impact on performance during the quarter.

Current Strategy and Outlook: Our strategy uses a quantitative investment process to construct enhanced index portfolios. This process employs multiple, uncorrelated alpha streams and advance forecasting techniques to determine which stocks to over- and underweight relative to the benchmark. The process then combines the forecasted alpha with estimates of risk and trading costs for each stock to construct a portfolio designed to maximize return and control for risk relative to the benchmark.

The Portfolio currently has overweights in the consumer discretionary and telecommunication services sectors.

*	Effective November 28, 2011, Sam Lam replaced Pranay Gupta as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings as of December 31, 2011*

(as a percentage of net assets)

Petsmart, Inc.	0.7%
Federal Realty Investment Trust	0.7%
OGE Energy Corp.	0.7%
Plains Exploration & Production Co.	0.7%
HollyFrontier Corp.	0.6%
New York Community Bancorp., Inc.	0.6%
Cimarex Energy Co.	0.6%
Alliance Data Systems Corp.	0.6%
Tractor Supply Co.	0.6%
Energizer Holdings, Inc.	0.6%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS MIDCAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year
Class I	(1.15)%	0.90%	5.61%
Class S	(1.39)%	0.65%	5.35%
S&P MidCap 400 Index	(1.73)%	3.32%	7.04%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus MidCap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

7

ING INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2011

(as a percentage of net assets)

Financials	19.1%
Information Technology	18.8%
Industrials	15.1%
Consumer Discretionary	13.9%
Health Care	12.3%
Materials	4.6%
Utilities	4.3%
Consumer Staples	4.1%
Energy	4.1%
Telecommunications	0.7%
Assets in Excess of Other Liabilities*	3.0%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Index Plus SmallCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P SmallCap 600 Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA and Sam Lam, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2011, the Portfolio’s Class I shares provided a total return of (0.74)% compared to the S&P SmallCap 600 Index, which returned 1.02% for the same period.

Portfolio Review: 2011 was a challenging year for investors, with numerous headwinds. The year started with a relatively positive outlook on global growth; however, oil price shock, Japan’s earthquake and tsunami “twin shock,” the European sovereign debt crisis, and the U.S. debt ceiling uncertainty continued to drive volatility during the year. Starting from the second half of 2011, we saw a substantial drop in global growth momentum, and Europe entered into a recession. Because of that, demand-driven inflationary pressure across emerging markets slowed, which allowed monetary easing actions by global central banks to boost growth. The European Central Bank cut interest rates twice in the fourth quarter to 1% in an attempt to boost the weakening European economy. As inflationary pressure gradually abated in China, authorities were comfortable enough to ease monetary policy to support small and medium enterprises, which continued to report hardship in accessing funds. As holiday season started in the fourth quarter, improvements in macroeconomic data appeared in the U.S. and China, which supported risky assets. Although the European sovereign crisis remained unresolved by the end of 2011, discussions and proposals by policymakers eased some of the tensions in the markets.

Performance of our models was down for the year ended December 31, 2011. Security selections in the information technology, consumer staples and consumer discretionary sectors had the largest negative impact on performance. Within information technology, overweights in THQ, Inc. and Progress Software Corp. hurt performance. In consumer staples, an underweight in Diamond Foods Inc. hurt performance. In consumer discretionary, overweights in Digital Generation Inc. and Skechers USA, Inc. hurt performance. Companies that added to performance included overweights in Salix Pharmaceuticals Ltd., Blue Coat Systems, Inc. and Centene Corp. Sector allocation did not have a significant impact on performance during the quarter.

Current Strategy and Outlook: Our strategy uses a quantitative investment process to construct enhanced index portfolios. This process employs multiple, uncorrelated alpha streams and advance forecasting techniques to determine which stocks to over- and underweight relative to the benchmark. The process then combines the forecasted alpha with estimates of risk and trading costs for each stock to construct a portfolio designed to maximize return and control for risk relative to the benchmark.

The Portfolio currently has an underweight in the telecommunication services sector.

*	Effective November 28, 2011, Sam Lam replaced Pranay Gupta as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings as of December 31, 2011*

(as a percentage of net assets)

Healthspring, Inc.	1.4%
Questcor Pharmaceuticals, Inc.	1.1%
Centene Corp.	1.0%
Blue Coat Systems, Inc.	1.0%
Stifel Financial Corp.	1.0%
Southwest Gas Corp.	0.9%
j2 Global, Inc.	0.9%
SEACOR Holdings, Inc.	0.9%
Buffalo Wild Wings, Inc.	0.9%
Par Pharmaceutical Cos., Inc.	0.9%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

8

ING INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year
Class I	(0.74)%	(1.05)%	5.29%
Class S	(0.98)%	(1.30)%	5.03%
S&P SmallCap 600 Index	1.02%	1.94%	7.09%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus SmallCap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*
ING Index Plus LargeCap Portfolio
Class I	$1,000.00	$945.90	0.44%	$2.16	$1,000.00	$1,022.99	0.44%	$2.24
Class S	1,000.00	944.80	0.69	3.38	1,000.00	1,021.73	0.69	3.52
ING Index Plus MidCap Portfolio
Class I	$1,000.00	$907.00	0.49%	$2.36	$1,000.00	$1,022.74	0.49%	$2.50
Class S	1,000.00	906.10	0.74	3.56	1,000.00	1,021.48	0.74	3.77
ING Index Plus SmallCap Portfolio
Class I	$1,000.00	$930.20	0.50%	$2.43	$1,000.00	$1,022.68	0.50%	$2.55
Class S	1,000.00	929.40	0.75	3.65	1,000.00	1,021.42	0.75	3.82

*	Expenses are equal to each Portfolios' respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Variable Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of ING Index Plus LargeCap Portfolio, ING Index Plus MidCap Portfolio, and ING Index Plus SmallCap Portfolio, each a series of ING Variable Portfolios, Inc., as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 21, 2012

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING Index Plus LargeCap Portfolio	ING Index Plus MidCap Portfolio	ING Index Plus SmallCap Portfolio
ASSETS:
Investments in securities at value+*	$669,584,087	$572,032,221	$268,010,274
Short-term investments at value***	14,740,223	38,269,830	19,581,543
Cash	15,007	3,181	429
Cash collateral for futures	512,202	1,839,500	762,291
Receivables:
Investments securities sold	313,677	–	17,845
Fund shares sold	4,034	1,077	86,187
Dividends	890,681	671,622	255,043
Prepaid expenses	12,917	11,485	5,087

Total assets	686,072,828	612,828,916	288,718,699

LIABILITIES:
Payable for fund shares redeemed	533,103	809,943	117,086
Payable upon receipt of securities loaned	8,084,323	12,076,030	12,101,043
Payable to affiliates	259,856	256,573	125,208
Payable for directors fees	3,388	3,002	1,382
Other accrued expenses and liabilities	128,976	83,541	48,744

Total liabilities	9,009,646	13,229,089	12,393,463

NET ASSETS	$677,063,182	$599,599,827	$276,325,236

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$967,903,551	$714,782,123	$384,938,396
Undistributed net investment income	10,648,150	5,202,902	1,304,472
Accumulated net realized loss	(318,604,927)	(121,314,314)	(107,082,538)
Net unrealized appreciation (depreciation)	17,116,408	929,116	(2,835,094)

NET ASSETS	$677,063,182	$599,599,827	$276,325,236

+ Including securities loaned at value	$7,881,328	$11,775,605	$11,746,547
* Cost of investments in securities	$652,550,932	$571,504,292	$270,907,301
*** Cost of short-term investments	$14,740,223	$38,269,830	$19,581,543

Class I
Net assets	$544,124,326	$482,378,274	$186,299,823
Shares authorized	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	39,878,915	31,685,608	13,455,150
Net asset value and redemption price per share	$13.64	$15.22	$13.85
Class S
Net assets	$132,938,856	$117,221,553	$90,025,413
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	9,822,686	7,787,788	6,572,233
Net asset value and redemption price per share	$13.53	$15.05	$13.70

See Accompanying Notes to Financial Statements

12

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Index Plus LargeCap Portfolio	ING Index Plus MidCap Portfolio	ING Index Plus SmallCap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$14,594,057	$8,752,299	$2,963,978
Securities lending income, net	136,932	88,959	99,541

Total investment income	14,730,989	8,841,258	3,063,519

EXPENSES:
Investment management fees	2,604,135	2,663,886	1,206,124
Distribution and service fees:
Class S	373,977	333,187	248,425
Transfer agent fees	815	733	366
Administrative service fees	409,209	366,272	165,837
Shareholder reporting expense	80,591	78,661	38,497
Professional fees	58,922	58,807	34,769
Custody and accounting expense	86,317	79,778	39,401
Directors fees	33,557	28,317	13,458
Miscellaneous expense	5,330	11,565	11,054
Interest expense	260	160	—

Total expenses	3,653,113	3,621,366	1,757,931

Net expenses	3,653,113	3,621,366	1,757,931

Net investment income	11,077,876	5,219,892	1,305,588

REALIZED AND UNREALIZED GAIN (LOSS) :
Net realized gain (loss) on:
Investments	57,580,858	84,096,405	40,680,739
Futures	(106,742)	(141,957)	(112,555)

Net realized gain	57,474,116	83,954,448	40,568,184

Net change in unrealized appreciation (depreciation) on:
Investments	(67,545,090)	(94,611,561)	(44,037,509)
Futures	(216,262)	117,150	(62,920)

Net change in unrealized appreciation (depreciation)	(67,761,352)	(94,494,411)	(44,100,429)

Net realized and unrealized loss	(10,287,236)	(10,539,963)	(3,532,245)

Increase (decrease) in net assets resulting from operations	$790,640	$(5,320,071)	$(2,226,657)

* Foreign taxes withheld	$2,871	$—	$—

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus LargeCap Portfolio		ING Index Plus MidCap Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$11,077,876	$13,611,093	$5,219,892	$5,147,320
Net realized gain	57,474,116	93,284,793	83,954,448	97,091,740
Net change in unrealized appreciation (depreciation)	(67,761,352)	(4,842,964)	(94,494,411)	26,707,127

Increase (decrease) in net assets resulting from operations	790,640	102,052,922	(5,320,071)	128,946,187

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(11,279,156)	(12,854,302)	(4,379,527)	(5,687,907)
Class S	(2,480,156)	(3,027,104)	(768,280)	(1,213,000)

Total distributions	(13,759,312)	(15,881,406)	(5,147,807)	(6,900,907)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,161,665	7,721,772	19,427,981	21,583,457
Reinvestment of distributions	13,759,312	15,881,406	5,147,807	6,900,907

	21,920,977	23,603,178	24,575,788	28,484,364
Cost of shares redeemed	(134,623,294)	(170,313,253)	(108,982,849)	(107,195,884)

Net decrease in net assets resulting from capital share transactions	(112,702,317)	(146,710,075)	(84,407,061)	(78,711,520)

Net increase (decrease) in net assets	(125,670,989)	(60,538,559)	(94,874,939)	43,333,760

NET ASSETS:
Beginning of year or period	802,734,171	863,272,730	694,474,766	651,141,006

End of year or period	$677,063,182	$802,734,171	$599,599,827	$694,474,766

Undistributed net investment income at end of year or period	$10,648,150	$13,756,731	$5,202,902	$5,146,093

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus SmallCap Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$1,305,588	$2,715,279
Net realized gain	40,568,184	45,819,237
Net change in unrealized appreciation (depreciation)	(44,100,429)	13,529,783

Increase (decrease) in net assets resulting from operations	(2,226,657)	62,064,299

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,729,487)	(1,452,197)
Class S	(599,221)	(526,966)

Total distributions	(2,328,708)	(1,979,163)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,913,982	17,091,543
Reinvestment of distributions	2,328,708	1,979,163

	15,242,690	19,070,706
Cost of shares redeemed	(59,092,445)	(55,074,577)

Net decrease in net assets resulting from capital share transactions	(43,849,755)	(36,003,871)

Net increase (decrease) in net assets	(48,405,120)	24,081,265

NET ASSETS:
Beginning of year or period	324,730,356	300,649,091

End of year or period	$276,325,236	$324,730,356

Undistributed net investment income at end of year or period	$1,304,472	$2,327,592

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)		Expenses net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

ING Index Plus LargeCap Portfolio
Class I
12-31-11	13.89	0.21	•	(0.20)	0.01	0.26	—	—	0.26	—	13.64	(0.09)	0.44	0.44		0.44		1.54		544,124	130
12-31-10	12.42	0.22	•	1.50	1.72	0.25	—	—	0.25	—	13.89	13.96	0.44	0.44	†	0.44	†	1.75	†	631,278	157
12-31-09	10.44	0.21	•	2.12	2.33	0.35	—	—	0.35	—	12.42	23.20	0.45	0.45	†	0.45	†	2.01	†	678,612	142
12-31-08	18.13	0.25	•	(6.57)	(6.32)	0.30	1.07	—	1.37	—	10.44	(37.21)	0.47	0.47	†	0.47	†	1.70	†	680,918	175
12-31-07	17.48	0.29	•	0.58	0.87	0.22	—	—	0.22	—	18.13	5.03 ††	0.44	0.44	†	0.44	†	1.62	†	2,323,707	121
Class S
12-31-11	13.78	0.18	•	(0.21)	(0.03)	0.22	—	—	0.22	—	13.53	(0.34)	0.69	0.69		0.69		1.28		132,939	130
12-31-10	12.33	0.19	•	1.48	1.67	0.22	—	—	0.22	—	13.78	13.63	0.69	0.69	†	0.69	†	1.50	†	171,456	157
12-31-09	10.34	0.18	•	2.12	2.30	0.31	—	—	0.31	—	12.33	23.01	0.70	0.70	†	0.70	†	1.76	†	184,661	142
12-31-08	17.99	0.21	•	(6.51)	(6.30)	0.28	1.07	—	1.35	—	10.34	(37.40)	0.72	0.72	†	0.72	†	1.53	†	184,760	175
12-31-07	17.32	0.25	•	0.57	0.82	0.15	—	—	0.15	—	17.99	4.77 ††	0.69	0.69	†	0.69	†	1.38	†	319,717	121

ING Index Plus MidCap Portfolio
Class I
12-31-11	15.51	0.14		(0.30)	(0.16)	0.13	—	—	0.13	—	15.22	(1.15)	0.49	0.49		0.49		0.83		482,378	101
12-31-10	12.85	0.11	•	2.70	2.81	0.15	—	—	0.15	—	15.51	21.91	0.48	0.48	†	0.48	†	0.84	†	549,499	162
12-31-09	9.94	0.15	•	2.95	3.10	0.19	—	—	0.19	—	12.85	31.71	0.52	0.52	†	0.52	†	1.38	†	512,163	132
12-31-08	18.33	0.22		(6.37)	(6.15)	0.22	2.02	—	2.24	—	9.94	(37.56)	0.52	0.52	†	0.52	†	1.14	†	447,503	113
12-31-07	18.89	0.21		0.83	1.04	0.15	1.45	—	1.60	—	18.33	5.50 ††	0.49	0.49	†	0.49	†	1.06	†	1,177,708	127
Class S
12-31-11	15.34	0.09	•	(0.29)	(0.20)	0.09	—	—	0.09	—	15.05	(1.39)	0.74	0.74		0.74		0.58		117,222	101
12-31-10	12.72	0.08	•	2.66	2.74	0.12	—	—	0.12	—	15.34	21.57	0.73	0.73	†	0.73	†	0.59	†	144,975	162
12-31-09	9.82	0.12	•	2.93	3.05	0.15	—	—	0.15	—	12.72	31.47	0.77	0.77	†	0.77	†	1.13	†	138,978	132
12-31-08	18.13	0.14		(6.26)	(6.12)	0.17	2.02	—	2.19	—	9.82	(37.73)	0.77	0.77	†	0.77	†	0.91	†	124,308	113
12-31-07	18.69	0.15		0.84	0.99	0.10	1.45	—	1.55	—	18.13	5.26 ††	0.74	0.74	†	0.74	†	0.81	†	245,948	127

ING Index Plus SmallCap Portfolio
Class I
12-31-11	14.06	0.08		(0.17)	(0.09)	0.12	—	—	0.12	—	13.85	(0.74)	0.50	0.50		0.50		0.52		186,300	115
12-31-10	11.52	0.12	•	2.51	2.63	0.09	—	—	0.09	—	14.06	22.84	0.49	0.49	†	0.49	†	0.99	†	215,343	160
12-31-09	9.41	0.09	•	2.20	2.29	0.18	—	—	0.18	—	11.52	24.85	0.52	0.52	†	0.52	†	0.90	†	197,476	98
12-31-08	15.19	0.14	•	(4.97)	(4.83)	0.12	0.83	—	0.95	—	9.41	(33.58)	0.52	0.52	†	0.52	†	1.10	†	201,978	100
12-31-07	17.99	0.12		(1.07)	(0.95)	0.08	1.77	—	1.85	—	15.19	(6.22)	0.49	0.49	†	0.49	†	0.67	†	638,474	126
Class S
12-31-11	13.91	0.05		(0.18)	(0.13)	0.08	—	—	0.08	—	13.70	(0.98)	0.75	0.75		0.75		0.26		90,025	115
12-31-10	11.41	0.09	•	2.47	2.56	0.06	—	—	0.06	—	13.91	22.47	0.74	0.74	†	0.74	†	0.74	†	109,387	160
12-31-09	9.30	0.06	•	2.19	2.25	0.14	—	—	0.14	—	11.41	24.65	0.77	0.77	†	0.77	†	0.65	†	103,173	98
12-31-08	15.01	0.13		(4.93)	(4.80)	0.08	0.83	—	0.91	—	9.30	(33.73)	0.77	0.77	†	0.77	†	0.87	†	95,586	100
12-31-07	17.79	0.07		(1.06)	(0.99)	0.02	1.77	—	1.79	—	15.01	(6.49)	0.74	0.74	†	0.74	†	0.42	†	181,986	126

See Accompanying Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS (CONTINUED)

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
††	There was no impact on total return due to payment by affiliate in 2007.

See Accompanying Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011

NOTE 1 — ORGANIZATION

Organization. ING Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”) as an open-end management investment company.

ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996. There are nineteen active separate investment series that comprise the Company. The three series (each a “Portfolio”, collectively the “Portfolios”) that are in this report are: ING Index Plus LargeCap Portfolio (“Index Plus LargeCap”), ING Index Plus MidCap Portfolio (“Index Plus MidCap”), and ING Index Plus SmallCap Portfolio (“Index Plus SmallCap”).

The Company is authorized to offer four share classes of the Portfolios, referred to as Class ADV, Class I, Class S and Service 2 Class (“Class S2”); however the Portfolios do not currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a Portfolio or a class are charged directly to that Portfolio or class. Other operating expenses shared by several Portfolios are generally allocated among those Portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

ING Investments, LLC serves as the investment adviser (“ING Investments” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. LLC serves as the sub-adviser (“ING IM” or the “Sub-Adviser”) to the Portfolios. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

The Investment Adviser, the Sub-Adviser, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management businesses. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolios, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Portfolios’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

impact on the Portfolios or their operations and administration.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in securities of sufficient credit quality, maturing in 60 days or less are valued at amortized cost which approximates fair value. Investments in open-end mutual funds are valued at net asset value (“NAV”).

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio’s NAV.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included following the Summary Portfolio of Investments.

For the year ended December 31, 2011, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES) (continued)

tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E. Federal Income Taxes. It is the policy of each Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

H. Foreign Currency Transactions and Futures Contracts. Each Portfolio may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2011, each Portfolio has purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2011, Index Plus LargeCap, Index Plus MidCap, and Index Plus SmallCap had average notional values on futures contracts purchased of $9,408,701, $20,962,476 and $8,091,384, respectively.

I. Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, each Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Each Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides each portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J. Restricted Securities. Each Portfolio may invest in restricted securities, which include those sold under

Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined in the Act, determined under procedures approved by the Board.

K. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2011, the cost of purchases and the proceeds from the sale of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap	$962,346,465	$1,074,759,561
Index Plus MidCap	660,984,385	744,780,537
Index Plus SmallCap	344,139,749	386,829,065

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement (“Investment Management Agreement”) with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Index Plus LargeCap	0.35%
Index Plus MidCap	0.40%
Index Plus SmallCap	0.40%

The Investment Adviser entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

Pursuant to the Administration Agreement, IFS acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

and is responsible for the supervision of other service providers. IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

In placing equity security transactions, the Investment Adviser or Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the Investment Adviser or Sub-Adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the Investment Adviser or Sub-Adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION FEES

Class S shares of the Portfolios have adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or the distribution of each Portfolio’s Class S shares. Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2011, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Index Plus LargeCap	$200,330	$31,479	$28,047	$259,856
Index Plus MidCap	203,660	28,002	24,911	256,573
Index Plus SmallCap	93,328	12,832	19,048	125,208

At December 31, 2011, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	Index Plus LargeCap	76.71%
	Index Plus MidCap	76.97%
	Index Plus SmallCap	60.34%
ING USA Annuity and Life Insurance Company	Index Plus LargeCap	18.74%
	Index Plus MidCap	18.14%
	Index Plus SmallCap	30.54%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Company has adopted a Deferred Compensation Plan (“Policy”), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors’ fees payable. Amounts deferred are treated as though invested in various “Notional” funds advised by ING Investments until distribution in accordance with the Policy.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

ING Investments entered into written expense limitation agreements (“Expense Limitation Agreement”) with each of the Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class I	Class S
Index Plus LargeCap	0.55%	0.80%
Index Plus MidCap	0.60%	0.85%
Index Plus SmallCap	0.60%	0.85%

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2011, the Portfolios did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Portfolios included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. Prior to December 14, 2011, the funds to which the line of credit is available paid a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount. Effective December 14, 2011, the funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2011 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Plus LargeCap	11	$625,000	1.38%
Index Plus MidCap	1	4,425,000	1.32

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Plus LargeCap
Class I
12/31/2011	476,253	—	762,620	(6,797,938)	(5,559,065)	6,710,948	—	11,279,156	(94,206,338)	(76,216,234)
12/31/2010	506,634	—	970,136	(10,672,742)	(9,195,972)	6,423,891	—	12,854,302	(134,298,981)	(115,020,788)
Class S
12/31/2011	107,138	—	168,718	(2,894,084)	(2,618,228)	1,450,717	—	2,480,156	(40,416,956)	(36,486,083)
12/31/2010	104,266	—	229,848	(2,875,682)	(2,541,568)	1,297,881	—	3,027,104	(36,014,272)	(31,689,287)

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Plus MidCap
Class I
12/31/2011	1,072,129	—	254,033	(5,074,824)	(3,748,662)	17,385,446	—	4,379,527	(79,835,192)	(58,070,219)
12/31/2010	1,433,282	—	391,190	(6,245,122)	(4,420,650)	19,449,571	—	5,687,907	(83,962,222)	(58,824,744)
Class S
12/31/2011	134,636	—	44,981	(1,844,829)	(1,665,212)	2,042,535	—	768,280	(29,147,657)	(26,336,842)
12/31/2010	156,089	—	84,236	(1,716,479)	(1,476,154)	2,133,886	—	1,213,000	(23,233,662)	(19,886,776)
Index Plus SmallCap
Class I
12/31/2011	836,529	—	113,483	(2,812,810)	(1,862,798)	11,920,152	—	1,729,487	(39,484,192)	(25,834,553)
12/31/2010	1,306,344	—	108,942	(3,237,150)	(1,821,864)	15,977,251	—	1,452,197	(39,015,835)	(21,586,387)
Class S
12/31/2011	76,361	—	39,684	(1,407,083)	(1,291,038)	993,830	—	599,221	(19,608,253)	(18,015,202)
12/31/2010	92,089	—	39,891	(1,312,494)	(1,180,514)	1,114,292	—	526,966	(16,058,742)	(14,417,484)

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United

States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral. Prior to October 1, 2011, the cash collateral was invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B (“BICR — Series B”), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. From the beginning of the period covered by this report through October 16, 2011, BICR — Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman Securities had market values significantly below amortized cost. On May 22, 2009, the Portfolios agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by BICR — Series B. Under the terms of the Capital Support Agreement, BNYC agreed to support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents a realized loss to the Portfolios) and subject, in part, to the Portfolios’ continued participation in the BNY securities lending program through September 15, 2011. As of September 15, 2011,

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

the Portfolios had complied with the requirements under the Capital Support Agreement and therefore the Portfolios could exercise their right to sell the Lehman Securities to BNYC at a price equal to 80% of par value. The sale of the Lehman Securities was completed on October 17, 2011.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2011, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received
Index Plus LargeCap	$7,881,328	$8,084,323
Index Plus MidCap	11,775,605	12,076,030
Index Plus SmallCap	11,746,547	12,101,043

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2011:

	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
Index Plus LargeCap	$(427,145)	$427,145
Index Plus MidCap	(15,276)	15,276

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010
	Ordinary Income	Ordinary Income
Index Plus LargeCap	$13,759,312	$15,881,406
Index Plus MidCap	5,147,807	6,900,907
Index Plus SmallCap	2,328,708	1,979,163

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2011 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Index Plus LargeCap	$10,768,002	$6,417,377	$(212,889,267)	2016
			(95,016,629)	2017

			$(307,905,896)

Index Plus MidCap	5,261,861	(6,455,231)	(113,929,967)	2017
Index Plus SmallCap	1,335,484	(5,616,568)	(28,130,908)	2017
			(76,170,156)	2018

			(104,301,064)

The Portfolios’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of December 31, 2011, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act are effective for the Portfolios’ tax year ended December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

required to be utilized before pre-enactment capital loss carryforwards.

NOTE 12 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolios and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair

Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of December 31, 2011, management of the Portfolios is currently assessing the potential impact to financial statement disclosure, that may result from adopting this ASU.

NOTE 14 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

28

ING INDEX PLUS LARGECAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.9%
		Consumer Discretionary: 10.0%
114,600		CBS Corp. - Class B	$3,110,244	0.5
118,000		Mattel, Inc.	3,275,680	0.5
64,500		McDonald’s Corp.	6,471,285	0.9
66,800		Viacom - Class B	3,033,388	0.4
1,187,250		Other Securities(a)	52,084,767	7.7
			67,975,364	10.0
		Consumer Staples: 12.6%
153,800		Altria Group, Inc.	4,560,170	0.7
101,286		Archer-Daniels-Midland Co.	2,896,780	0.4
110,556		Coca-Cola Co.	7,735,603	1.1
105,500		Hormel Foods Corp.	3,090,095	0.5
142,900		Kroger Co.	3,461,038	0.5
66,000		McCormick & Co., Inc.	3,327,720	0.5
82,100		Molson Coors Brewing Co.	3,574,634	0.5
65,300		PepsiCo, Inc.	4,332,655	0.6
83,079		Philip Morris International, Inc.	6,520,040	1.0
86,192		Procter & Gamble Co.	5,749,868	0.9
91,152		Wal-Mart Stores, Inc.	5,447,243	0.8
932,997		Other Securities(a)	34,789,924	5.1
			85,485,770	12.6
		Energy: 12.0%
104,458		Chevron Corp.	11,114,331	1.6
64,800		ConocoPhillips	4,721,976	0.7
67,700		Devon Energy Corp.	4,197,400	0.6
54,200	L	Diamond Offshore Drilling	2,995,092	0.5
248,954		ExxonMobil Corp.	21,101,341	3.1
113,200		Marathon Oil Corp.	3,313,364	0.5
67,554		Schlumberger Ltd.	4,614,614	0.7
828,431		Other Securities	29,219,254	4.3
			81,277,372	12.0
		Financials: 13.9%
637,750		Bank of America Corp.	3,545,890	0.5
103,200	@	Berkshire Hathaway, Inc.	7,874,160	1.2
127,090		Citigroup, Inc.	3,343,738	0.5
187,751		JPMorgan Chase & Co.	6,242,721	0.9
180,485		Wells Fargo & Co.	4,974,166	0.7

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
2,808,097		Other Securities(a)	$68,368,487	10.1
			94,349,162	13.9
		Health Care: 10.4%
62,035		Amgen, Inc.	3,983,267	0.6
80,500		Eli Lilly & Co.	3,345,580	0.5
113,800	@	Gilead Sciences, Inc.	4,657,834	0.7
96,523		Johnson & Johnson	6,329,978	1.0
111,962		Merck & Co., Inc.	4,220,968	0.6
254,462		Pfizer, Inc.	5,506,558	0.8
1,087,356		Other Securities	42,127,040	6.2
			70,171,225	10.4
		Industrials: 11.3%
329,394		General Electric Co.	5,899,447	0.9
42,732		Lockheed Martin Corp.	3,457,019	0.5
61,500		Northrop Grumman Corp.	3,596,520	0.5
57,200		Snap-On, Inc.	2,895,464	0.4
29,300		Union Pacific Corp.	3,104,042	0.5
1,171,657		Other Securities(a)	57,743,730	8.5
			76,696,222	11.3
		Information Technology: 17.4%
53,293	@	Apple, Inc.	21,583,665	3.2
93,200	@	BMC Software, Inc.	3,055,096	0.5
13,580	@	Google, Inc. - Class A	8,771,322	1.3
58,769		International Business Machines Corp.	10,806,444	1.6
14,075		Mastercard, Inc.	5,247,441	0.8
585,016		Microsoft Corp.	15,187,015	2.2
210,526		Oracle Corp.	5,399,992	0.8
34,600		Visa, Inc.	3,512,938	0.5
2,061,830		Other Securities(a)	44,232,054	6.5
			117,795,967	17.4
		Materials: 2.9%
460,236		Other Securities(a)	19,310,020	2.9

		Telecommunications: 3.0%
242,556		AT&T, Inc.	7,334,894	1.1
190,516		Verizon Communications, Inc.	7,643,502	1.1
260,564		Other Securities	5,076,481	0.8
			20,054,877	3.0

See Accompanying Notes to Financial Statements

29

ING INDEX PLUS LARGECAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Utilities: 5.4%
186,800	CenterPoint Energy, Inc.	$3,752,812	0.6
155,400	CMS Energy Corp.	3,431,232	0.5
792,810	Other Securities	29,284,064	4.3
		36,468,108	5.4
	Total Common Stock (Cost $652,550,932)	669,584,087	98.9

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.2%
	Securities Lending Collateralcc(1): 1.2%
$1,920,027	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $1,920,052, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $1,958,428, due 06/01/17-09/01/44)	$1,920,027	0.3
1,920,027	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,920,044, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $1,958,428, due 01/19/12-12/20/41)	1,920,027	0.3
1,920,027	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,920,048, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,958,428, due 06/28/12-11/01/41)	1,920,027	0.3

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
$1,920,027	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,920,048, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $1,958,428, due 04/01/20-12/01/48)	$1,920,027	0.3
404,215	Mizuho Securities USA Inc., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $404,219, collateralized by various U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $412,299, due 08/01/13-10/01/47)	404,215	0.0
		8,084,323	1.2

	Mutual Funds: 1.0%
6,655,900	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $6,655,900)	6,655,900	1.0
	Total Short-Term Investments (Cost $14,740,223)	14,740,223	2.2
	Total Investments in Securities (Cost $667,291,155)	$684,324,310	101.1
	Liabilities in Excess of Other Assets	(7,261,128)	(1 .1)

	Net Assets	$677,063,182	100.0

See Accompanying Notes to Financial Statements

30

ING INDEX PLUS LARGECAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains loaned securities.

Cost for federal income tax purposes is $677,906,933.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$46,606,829
Gross Unrealized Depreciation	(40,189,452)

Net Unrealized Appreciation	$6,417,377

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$669,584,087	$—	$—	$669,584,087
Short-Term Investments	6,655,900	8,084,323	—	14,740,223

Total Investments, at value	$676,239,987	$8,084,323	$—	$684,324,310

Other Financial Instruments+
Futures	83,253	—	—	83,253

Total Assets	$676,323,240	$8,084,323	$—	$684,407,563

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

ING Index Plus LargeCap Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	131	03/16/12	$8,204,530	$83,253

			$8,204,530	$83,253

See Accompanying Notes to Financial Statements

31

ING INDEX PLUS LARGECAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets- Unrealized appreciation*	$83,253

Total Asset Derivatives		$83,253

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$(106,742)

Total	$(106,742)

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$(216,262)

Total	$(216,262)

See Accompanying Notes to Financial Statements

32

ING INDEX PLUS MIDCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.4%
		Consumer Discretionary: 12.5%
41,699	@	Fossil, Inc.	$3,309,233	0.6
113,900	@	LKQ Corp.	3,426,112	0.6
86,225		Petsmart, Inc.	4,422,480	0.7
57,600		Polaris Industries, Inc.	3,224,448	0.5
52,900		Tractor Supply Co.	3,710,935	0.6
50,149		Tupperware Corp.	2,806,840	0.5
2,780,937		Other Securities(a)	53,866,950	9.0
			74,766,998	12.5
		Consumer Staples: 3.9%
46,964	@	Energizer Holdings, Inc.	3,638,771	0.6
31,352	@	Hansen Natural Corp.	2,888,773	0.5
130,543	@	Smithfield Foods, Inc.	3,169,584	0.5
320,452		Other Securities(a)	13,473,666	2.3
			23,170,794	3.9
		Energy: 6.1%
62,073		Cimarex Energy Co.	3,842,319	0.6
165,934		HollyFrontier Corp.	3,882,856	0.6
106,671	@	Plains Exploration & Production Co.	3,916,959	0.7
71,164		Southern Union Co.	2,996,716	0.5
788,664		Other Securities(a)	22,178,448	3.7
			36,817,298	6.1
		Financials: 19.9%
51,491		Alexandria Real Estate Equities, Inc.	3,551,334	0.6
59,736		BRE Properties, Inc.	3,015,473	0.5
45,300		Federal Realty Investment Trust	4,110,975	0.7
182,800		Fidelity National Title Group, Inc.	2,912,004	0.5
98,047		Liberty Property Trust	3,027,691	0.5
97,637	@	MSCI, Inc. - Class A	3,215,186	0.5
311,697		New York Community Bancorp., Inc.	3,855,692	0.6
92,235		Raymond James Financial, Inc.	2,855,596	0.5
101,100		Realty Income Corp.	3,534,456	0.6
64,643		Reinsurance Group of America, Inc.	3,377,597	0.6
98,000		WR Berkley Corp.	3,370,220	0.5
3,521,369		Other Securities(a)	82,555,565	13.8
			119,381,789	19.9

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: 9.0%
46,000		Cooper Cos., Inc.	$3,243,920	0.5
96,279	@	Endo Pharmaceuticals Holdings, Inc.	3,324,514	0.5
45,306	@,L	Idexx Laboratories, Inc.	3,486,750	0.6
19,324	@	Mettler Toledo International, Inc.	2,854,348	0.5
125,146	@	Resmed, Inc.	3,178,708	0.5
78,259		Universal Health Services, Inc.	3,041,145	0.5
85,650	@	Vertex Pharmaceuticals, Inc.	2,844,436	0.5
1,128,735		Other Securities	32,321,415	5.4
			54,295,236	9.0
		Industrials: 15.9%
77,600	@	AGCO Corp.	3,334,472	0.6
46,678		Hubbell, Inc.	3,120,891	0.5
51,759	@	Kansas City Southern	3,520,129	0.6
117,970		KBR, Inc.	3,287,824	0.6
42,100		MSC Industrial Direct Co.	3,012,255	0.5
95,000		Waste Connections, Inc.	3,148,300	0.5
2,214,410		Other Securities(a)	75,705,161	12.6
			95,129,032	15.9
		Information Technology: 14.8%
36,041	@	Alliance Data Systems Corp.	3,742,497	0.6
378,971	@	Atmel Corp.	3,069,665	0.5
113,297	@	Avnet, Inc.	3,522,404	0.6
81,500	@	Gartner, Inc.	2,833,755	0.5
65,168	@	Micros Systems, Inc.	3,035,525	0.5
177,100	@	Skyworks Solutions, Inc.	2,872,562	0.5
63,300		Solera Holdings, Inc.	2,819,382	0.5
113,900	@	Synopsys, Inc.	3,098,080	0.5
3,046,053		Other Securities(a)	63,495,184	10.6
			88,489,054	14.8
		Materials: 6.5%
70,000		Albemarle Corp.	3,605,700	0.6
61,200		Rock-Tenn Co.	3,531,240	0.6
942,353		Other Securities(a)	32,072,449	5.3
			39,209,389	6.5

See Accompanying Notes to Financial Statements

33

ING INDEX PLUS MIDCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Telecommunications: 0.6%
144,444	Other Securities	$3,357,883	0.6

	Utilities: 6.2%
62,800	Energen Corp.	3,140,000	0.5
72,180	OGE Energy Corp.	4,093,328	0.7
100,053	UGI Corp.	2,941,558	0.5
928,957	Other Securities	27,239,862	4.5
		37,414,748	6.2
	Total Common Stock (Cost $571,504,292)	572,032,221	95.4

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 6.4%
	Securities Lending Collateralcc(1): 2.0%
$2,868,057	BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $2,868,076, collateralized by various U.S. Government Agency Obligations, 5.000%-6.000%, Market Value plus accrued interest $2,925,418, due 05/15/24-04/15/41)	$2,868,057	0.5
2,868,057	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $2,868,095, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $2,925,418, due 06/01/17-09/01/44)	2,868,057	0.4
2,868,057	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $2,868,082, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $2,925,418, due 01/19/12-12/20/41)	2,868,057	0.5

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
$603,802	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $603,807, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $615,878, due 06/28/12-11/01/41)	$603,802	0.1
2,868,057	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.02%, due 01/03/12 (Repurchase Amount $2,868,063, collateralized by various U.S. Government Securities, 1.875%-4.000%, Market Value plus accrued interest $2,925,422, due 02/15/15-06/30/15)	2,868,057	0.5
		12,076,030	2.0

Shares		Value	Percentage of Net Assets

	Mutual Funds: 4.4%
26,193,800	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $26,193,800)	$26,193,800	4.4
	Total Short-Term Investments (Cost $38,269,830)	38,269,830	6.4

	Total Investments in Securities (Cost $609,774,122)	$610,302,051	101.8
	Liabilities in Excess of Other Assets	(10,702,224)	(1.8)

	Net Assets	$599,599,827	100.0

See Accompanying Notes to Financial Statements

34

ING INDEX PLUS MIDCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains loaned securities.
Cost for federal income tax purposes is $616,757,282.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$37,592,539
Gross Unrealized Depreciation	(44,047,770)

Net Unrealized Depreciation	$(6,455,231)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$74,766,998	$—	$—	$74,766,998
Consumer Staples	23,170,794	—	—	23,170,794
Energy	36,817,298	—	—	36,817,298
Financials	119,381,789	—	—	119,381,789
Health Care	54,295,236	—	—	54,295,236
Industrials	95,129,032	—	—	95,129,032
Information Technology	88,489,054	—	—	88,489,054
Materials	39,209,389	—	—	39,209,389
Telecommunications	3,357,883	—	—	3,357,883
Utilities	37,414,748	—	—	37,414,748

Total Common Stock	572,032,221	—	—	572,032,221

Short-Term Investments	26,193,800	12,076,030	—	38,269,830

Total Investments, at value	$598,226,021	$12,076,030	$—	$610,302,051

Other Financial Instruments+
Futures	401,187	—	—	401,187

Total Assets	$598,627,208	$12,076,030	$—	$610,703,238

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.
Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

35

ING INDEX PLUS MIDCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

ING Index Plus MidCap Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	325	03/16/12	$28,512,250	$401,187

			$28,512,250	$401,187

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets - Unrealized appreciation*	$401,187

Total Asset Derivatives		$401,187

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$(141,957)

Total	$(141,957)

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$117,150

Total	$117,150

See Accompanying Notes to Financial Statements

36

ING INDEX PLUS SMALLCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.0%
		Consumer Discretionary: 13.9%
35,300	@	Buffalo Wild Wings, Inc.	$2,383,103	0.9
113,708	@	CROCS, Inc.	1,679,467	0.6
123,900	@	Digital Generation, Inc.	1,476,888	0.5
82,200	@,L	Lumber Liquidators	1,451,652	0.5
139,121	@	Skechers USA, Inc.	1,686,146	0.6
61,062	@	True Religion Apparel, Inc.	2,111,524	0.8
46,600	@	Vitamin Shoppe, Inc.	1,858,408	0.7
1,408,955		Other Securities(a)	25,706,818	9.3
			38,354,006	13.9
		Consumer Staples: 4.1%
71,727	L	Diamond Foods, Inc.	2,314,630	0.8
29,168	@	TreeHouse Foods, Inc.	1,907,004	0.7
357,715		Other Securities(a)	7,225,730	2.6
			11,447,364	4.1
		Energy: 4.1%
159,538	@	Pioneer Drilling Co.	1,544,328	0.6
27,296	@	SEACOR Holdings, Inc.	2,428,252	0.9
74,846	@	Swift Energy Co.	2,224,423	0.8
291,840		Other Securities(a)	5,035,107	1.8
			11,232,110	4.1
		Financials: 19.1%
50,040		Delphi Financial Group	2,216,772	0.8
43,906		EastGroup Properties, Inc.	1,909,033	0.7
31,558		Entertainment Properties Trust	1,379,400	0.5
81,360	@	Ezcorp, Inc.	2,145,463	0.8
119,298		Healthcare Realty Trust, Inc.	2,217,750	0.8
181,259		Medical Properties Trust, Inc.	1,789,026	0.6
30,722		Mid-America Apartment Communities, Inc.	1,921,661	0.7
83,988	@	Stifel Financial Corp.	2,691,816	1.0
80,758		Tower Group, Inc.	1,628,889	0.6
2,177,093		Other Securities(a)	34,867,081	12.6
			52,766,891	19.1

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: 12.3%
72,706	@	Centene Corp.	$2,878,430	1.0
		Health Care: (continued)
37,800		Chemed Corp.	1,935,738	0.7
70,570	@	Healthspring, Inc.	3,848,888	1.4
72,138	@	Par Pharmaceutical Cos., Inc.	2,361,077	0.9
72,500	@	Questcor Pharmaceuticals, Inc.	3,014,550	1.1
38,070	@	Salix Pharmaceuticals Ltd.	1,821,649	0.7
1,060,911		Other Securities(a)	18,007,945	6.5
			33,868,277	12.3
		Industrials: 15.1%
66,762		Curtiss-Wright Corp.	2,358,701	0.8
50,300		ESCO Technologies, Inc.	1,447,634	0.5
91,369	@	Geo Group, Inc.	1,530,431	0.6
80,792	@	II-VI, Inc.	1,483,341	0.5
51,023		Kaydon Corp.	1,556,202	0.6
40,950	@	Moog, Inc.	1,798,934	0.6
28,790	@	Teledyne Technologies, Inc.	1,579,132	0.6
85,594	@	Tetra Tech, Inc.	1,847,974	0.7
27,188		Toro Co.	1,649,224	0.6
1,277,480		Other Securities(a)	26,533,477	9.6
			41,785,050	15.1
		Information Technology: 18.8%
108,754	@	Blue Coat Systems, Inc.	2,767,789	1.0
57,879		Comtech Telecommunications	1,656,497	0.6
268,000	@,L	GT Advanced Technologies, Inc.	1,940,320	0.7
88,396		j2 Global, Inc.	2,487,463	0.9
47,594	@	JDA Software Group, Inc.	1,541,570	0.5
52,410		MAXIMUS, Inc.	2,167,154	0.8
95,750	@	Progress Software Corp.	1,852,762	0.7
98,073	@	Tessera Technologies, Inc.	1,642,723	0.6
36,079	@	Wright Express Corp.	1,958,368	0.7
2,569,675		Other Securities(a)	34,019,269	12.3
			52,033,915	18.8

See Accompanying Notes to Financial Statements

37

ING INDEX PLUS SMALLCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Materials: 4.6%
91,787	@	OM Group, Inc.	$2,055,111	0.7
523,435		Other Securities(a)	10,632,089	3.9
			12,687,200	4.6
		Telecommunications: 0.7%
159,648		Other Securities	$1,978,623	0.7

		Utilities: 4.3%
47,000		Allete, Inc.	1,973,060	0.7
32,000	L	Northwest Natural Gas Co.	1,533,760	0.6
59,716		Southwest Gas Corp.	2,537,333	0.9
44,686		Unisource Energy Corp.	1,649,807	0.6
105,801		Other Securities	4,162,878	1.5
			11,856,838	4.3
		Total Common Stock (Cost $270,907,301)	268,010,274	97.0

RIGHTS: —%
		Materials: —%
15,300		Other Securities	—	—
		Total Rights (Cost $—)	—	—
		Total Long-Term Investments (Cost $270,907,301)	268,010,274	97.0

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 7.1%
	Securities Lending Collateralcc(1): 4.4%
$2,873,998	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $2,874,036, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $2,931,478, due 06/01/17-09/01/44)	$2,873,998	1.0

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS:(continued)
	Securities Lending Collateralcc(1): (continued)
$2,873,998	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $2,874,023, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $2,931,478, due 01/19/12-12/20/41)	$2,873,998	1.0
2,873,998	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $2,874,029, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,931,478, due 06/28/12-11/01/41)	2,873,998	1.1
$2,873,998	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $2,874,029, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $2,931,478, due 04/01/20-12/01/48)	$2,873,998	1.1

See Accompanying Notes to Financial Statements

38

ING INDEX PLUS SMALLCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
605,051	Mizuho Securities USA Inc., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $605,058, collateralized by various U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $617,152, due 08/01/13-10/01/47)	$605,051	0.2
		12,101,043	4.4

	Mutual Funds: 2.7%
7,480,500	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $7,480,500)	$7,480,500	2.7
	Total Short-Term Investments (Cost $19,581,543)	19,581,543	7.1
	Total Investments in Securities (Cost $290,488,844)	$287,591,817	104.1
	Liabilities in Excess of Other Assets	(11,266,581)	(4.1)

	Net Assets	$276,325,236	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains loaned securities.

Cost for federal income tax purposes is $293,208,385.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$21,372,408
Gross Unrealized Depreciation	(26,988,976)

Net Unrealized Depreciation	$(5,616,568)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$268,010,274	$—	$—	$268,010,274
Rights	—	—	—	—
Short-Term Investments	7,480,500	12,101,043	—	19,581,543

Total Investments, at value	$275,490,774	$12,101,043	$—	$287,591,817

Other Financial Instruments+
Futures	61,933	—	—	61,933

Total Assets	$275,552,707	$12,101,043	$—	$287,653,750

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

39

ING INDEX PLUS SMALLCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.
There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

ING Index Plus SmallCap Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	115	03/16/12	$8,496,200	$61,933

			$8,496,200	$61,933

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$61,933

Total Asset Derivatives		$61,933

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

40

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2011 were as follows:

Portfolio Name	Type	Per Share Amount

ING Index Plus LargeCap Portfolio
Class I	NII	$0.2582
Class S	NII	$0.2203

ING Index Plus MidCap Portfolio
Class I	NII	$0.1268
Class S	NII	$0.0874

ING Index Plus SmallCap Portfolio
Class I	NII	$0.1169
Class S	NII	$0.0817

NII - Net investment income

Of the ordinary distributions made during the year ended December 31, 2011, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Index Plus LargeCap Portfolio	100.00%

ING Index Plus MidCap Portfolio	100.00%

ING Index Plus SmallCap Portfolio	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

41

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) during the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions held by Director during the Past Five Years
Independent Directors:

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Chairman/Director	June 1998 - Present

Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present) and various positions with Academy of Economics and Finance (2003 - 2012). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 - 2002); Chief Economist, Marine Midland Bank (1987 - 1990); various positions, Marine Midland Bank (1978 - 1990); and Economist, Federal Reserve Bank of New York (1969 - 1978).

Ph.D. in Economics

Director of Academy of Economics and Finance (February 2001 - February 2003).

Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.

				37	None.

Martin J. Gavin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	January 2009 - June 2010 July 2011 - Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 - May 2006); various positions for the Phoenix Companies, Inc. (1984 - 2000); Assistant Vice President, CNA Insurance Company, Inc. (1980 - 1984); and various positions at CIGNA Corporation (1973 - 1980).	37	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	December 2007 - Present	Retired. Director, Hill - Stead Museum (non-profit) (2008 - Present). Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008); President, Hartford Area Business Economists (1986-1987); and Corporate Loan Officer and Credit Analyst, Hartford National Bank (July 1966 - April 1973). Certified AARP Tax Counselor (2011)	37	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995 - 2005).

42

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) during the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions held by Director during the Past Five Years

Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 76	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 - 2000) and Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986 - 1993).	37	None.

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present). Formerly, Senior Manager, Arthur Anderson LLP (1995 - 1999); Senior Manager, Coopers & Lybrand, LLP (1993 - 1995); Manager, Price Waterhouse (1988 - 1993); Second Vice President, Smith Barney (1985 - 1988); and Consultant, Arthur Anderson & Co. (1984 - 1985).	37	None.
Director who is an “Interested Person”

Shaun Mathews(3) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	177	ING Capital Corporation, LLC and ING Investments Distributor, LLC (December 2005 - Present); ING Funds Services, LLC, ING Investments, LLC and ING Investment Management, LLC (March 2006 - Present); and ING Investment Trust Co. (April 2009 - Present).

(1)

The information reported includes the principle occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director’s qualifications to serve as a Director.

(2)

Except for Mr. Mathews and for the purposes of this table “ING Fund Complex” means the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2012.

(3)	“Interested Person,” by virtue of this Director’s current or prior affiliation with any of the Portfolios, ING or any of ING’s affiliates.

43

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President	April 2002 - Present	Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - Present). Formerly, Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012 - Present	Chief Compliance Officer, ING Funds (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 - Present).

Gregory K. Wilson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011 - Present	Vice President - Fund Compliance, ING Funds Services, LLC (October 2009 - Present). Formerly, Finance Director, ING Funds Services, LLC (September 2006 - October 2009).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2003 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010)

William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

44

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Assistant Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	June 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

45

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” or a “Portfolio” and, collectively, the “Funds” or the “Portfolios”) has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with the sub-adviser of each Fund (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2012, followed by specific considerations with respect to each Fund covered by this report (each, a “Covered Fund”).

Overview of the Review Process

At a meeting of the Board held on December 15, 2011, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee

recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (i) comparative performance data for each Fund for various time periods; (ii) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (iii) comparative data regarding the total expenses of each Fund; (iv) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (v) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (vi) financial statements of the Adviser and each Sub-Adviser (or their parent company); (vii) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (viii) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (ix) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (x) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage and the use of Commission Sharing Arrangements; (xi) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (xii) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (xiii) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (xiv) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (xv) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (xvi) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the

46

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Independent Trustees (“Independent Counsel”) on behalf of the Independent Trustees. With respect to each Sub-Advisory Agreement, the Board also considered the Adviser’s recommendation that the Agreement be renewed and the basis provided by the Adviser for such recommendation.

The type and format of the information provided to the Board has been codified in the ING Funds’ 15(c) Methodology Guide (the “Guide”), which sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. As part of its ongoing process, the Contracts Committee annually reviews the Guide, and recommends or considers recommendations from the Adviser for revisions to the Guide. In addition, in recent years the Contracts Committee has employed the services of an independent consultant (the “Independent Consultant”) to assist in its review and analysis of, among other matters, the Guide.

The Contracts Committee began the formal review process in August 2011 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the August meeting, the Contracts Committee engaged the Independent Consultant to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant’s findings were reported to the Contracts Committee at the August meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 18-19, 2011 and December 13-14, 2011, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2012, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also noted the Adviser has implemented a “manager-of-managers” structure for the Funds under which the investment portfolio of each Fund is managed by a Sub-Adviser, and considered the responsibilities that the Adviser has under the “manager-of-managers” structure, including with respect to the selection and ongoing monitoring of the Sub-Advisers.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

47

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have maintained reasonable brokerage costs on behalf of the Funds and have not increased the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. In this regard, the Independent Trustees noted that the Adviser and its affiliated companies have established Commission Sharing Arrangements as an alternative means of maintaining access to desired research consistent with achieving best execution. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board considered information provided by management with respect to ING Groep’s plans for divestiture of its insurance business, including its investment management business (the “Insurance Divestiture”). The Board considered the potential impact of the Insurance Divestiture on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of the Insurance Divestiture.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years, including during periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility; (iii) negotiating and maintaining credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to actions previously taken and proposed to be taken to improve performance of certain Covered Funds as indicated in the Fund-by-Fund analysis below.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are appropriate and consistent with the terms of the respective Advisory and Sub-Advisory Agreements.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), and (ii) a group of similarly managed mutual funds identified by Morningstar, Inc. and/or, Lipper, Inc. The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2011 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2011. For Funds with a minimum of a three-year performance record, the Board also reviewed the three-year performance against similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”).

Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Fund, are set forth below under “Fund-by-Fund Analysis.”

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable

48

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

by the Adviser to each Sub-Adviser for sub-advisory services. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In this regard, the Board considered the Adviser’s undertaking not to terminate or amend any such fee waiver or expense limitation agreement prior to December 31, 2012 without the prior approval of the Board. Additionally, the Board considered undertakings by the Adviser to work with the Board to implement breakpoints for certain Funds, as set forth in the Fund-by-Fund analysis below, to ensure that each of these Funds will share in the benefits of economies of scale as assets in the Fund grow.

The Board considered information regarding the nature of services and fee rates offered by the Adviser and each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of such services to those services provided to the Funds. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser or the applicable Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Covered Fund that the management fee charged to the Covered Fund for advisory, sub-advisory and related services is fair and reasonable. Summaries of selected portions of the fee and expense information reviewed with respect to each Covered Fund are set forth below under “Fund-by-Fund Analysis.”

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2010 and December 31, 2009 and the nine-month period ended September 30, 2011. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board recognized that measuring profitability is not an exact science, that there is no uniform methodology for determining profitability for this purpose and that different methodologies can produce dramatically different profit and loss results. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to

49

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund grow. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund grow, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of certain of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. Additionally, the Board noted that the total assets under management of many of the Funds have increased during the past year, and considered undertakings by the Adviser to work with the Board to implement breakpoints for certain of these Funds, to ensure that each of these Funds will share in the benefits of economies of scale as assets in the Fund grow. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Covered Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2012, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Covered Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Fund is for periods ended September 30, 2011 and the management fees and expense data described below are as of June 30, 2011.

ING Index Plus LargeCap Portfolio

In evaluating the investment performance of ING Index Plus LargeCap Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and year-to-date period, but underperformed for the one-year, three-year and five-year periods; (2) the Portfolio underperformed its benchmark index for the each period presented; and (3) the Portfolio is ranked in its Morningstar category in the third quintile for the most recent calendar quarter, year-to-date and one-year periods, and the fourth quintile for the three-year and five-year periods. The Board considered the actions taken by the Sub-Adviser in 2010 to install a new portfolio management team with responsibility for implementing an enhanced quantitative model to pursue the Portfolio's investment objective, and noted that performance had subsequently improved. The Board also considered the recent departure of two senior members of the new portfolio management team and the basis for management's belief that the Sub-Adviser continues to be capable of implementing the enhanced quantitative model for the foreseeable future. The Board concluded that appropriate actions are being taken to improve Portfolio performance and that additional time is needed to evaluate the effectiveness of such actions.

In assessing the reasonableness of the management fee for ING Index Plus LargeCap Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Index Plus MidCap Portfolio

In evaluating the investment performance of ING Index Plus MidCap Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and year-to-date and one-year periods but underperformed for the three-year and five-year periods; (2) the Portfolio outperformed its benchmarked index for the

50

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

most recent calendar quarter and year-to-date period but underperformed for the one-year, three-year and five-year periods; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter, year-to-date and one-year periods and in the third quintile for the three-year and five-year periods. The Board considered the actions taken by the Sub-Adviser in 2010 to install a new portfolio management team with responsibility for implementing an enhanced quantitative model to pursue the Portfolio's investment objective, and noted that performance had subsequently improved. The Board also considered the recent departure of two senior members of the new portfolio management team and the basis for management's belief that the Sub-Adviser continues to be capable of implementing the enhanced quantitative model for the foreseeable future. The Board concluded that appropriate actions are being taken to improve Portfolio performance and that additional time is needed to evaluate the effectiveness of such actions.

In assessing the reasonableness of the management fee for ING Index Plus MidCap Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Index Plus SmallCap Portfolio

In evaluating the investment performance of ING Index Plus SmallCap Portfolio, the Board noted that: (1) the

Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date and one-year periods, but underperformed for the three-year and five-year periods; (2) the Portfolio underperformed its benchmark index for the each period presented; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter, year-to-date and one-year periods, and in the fourth quintile for the three-year and five-year periods. The Board considered the actions taken by the Sub-Adviser in 2010 to install a new portfolio management team with responsibility for implementing an enhanced quantitative model to pursue the Portfolio's investment objective, and noted that performance had subsequently improved. The Board also considered the recent departure of two senior members of the new portfolio management team and the basis for management's belief that the Sub-Adviser continues to be capable of implementing the enhanced quantitative model for the foreseeable future. The Board concluded that appropriate actions are being taken to improve Portfolio performance and that additional time is needed to evaluate the effectiveness of such actions.

In assessing the reasonableness of the management fee for ING Index Plus SmallCap Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

51

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

VPAR-AIP	(1211-021712)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph Obermeyer is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Obermeyer is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $354,392 for year ended December 31, 2011 and $337,214 for year ended December 31, 2010.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $45,600 for year ended December 31, 2011 and $38,700 for year ended December 31, 2010.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $81,600 in the year ended December 31, 2011 and $57,022 in the year ended December 31, 2010. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $12,444 in the year ended December 31, 2011 and $10,000 in the year ended December 31, 2010.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.

Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.

Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.

Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

2

not be supported in the Internal Revenue Code and related regulations.  The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.

Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.

Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.

Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

3

VIII.

Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.

Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Date last approved: September 22, 2010

4

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period  September 22, 2010 through December 31, 2011

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	√	Not to exceed $8,000 during the Pre-Approval Period

____________________

1

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

5

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.  [Note:  Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual financial statements	√		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $2,000 per course

6

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre- Approval Period
Tax training courses		√	Not to exceed $2,000 per course during the Pre- Approval Period

____________________

2

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	√		Not to exceed $50,000 during the Pre- Approval Period

8

Appendix D
Pre-Approved Other Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	√	√	Not to exceed $5,000 per Fund during the Pre- Approval Period

9

Appendix E

Prohibited Non-Audit Services
Dated:

2010 and 2011

•

Bookkeeping or other services related to the accounting records or financial statements of the Funds

•

Financial information systems design and implementation

•

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•

Actuarial services

•

Internal audit outsourcing services

•

Management functions

•

Human resources

•

Broker-dealer, investment adviser, or investment banking services

•

Legal services

•

Expert services unrelated to the audit

•

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A

ING BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

•

11

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,122,245 for year ended December 31, 2011 and $1,220,728 for year ended December 31, 2010.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

12

Item 6.  Schedule of Investments

Summary schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

13

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

ING Variable Portfolios, Inc.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING BlackRock Science and Technology Opportunities Portfolio, ING FTSE 100 Index® Portfolio, ING Index Plus LargeCap Portfolio, ING Index Plus MidCap Portfolio, ING Index Plus SmallCap Portfolio, ING International Index Portfolio, ING Japan TOPIX Index Portfolio, ING RussellTM Large Cap Growth Index Portfolio, ING RussellTM Large Cap Index Portfolio, ING RussellTM Large Cap Value Index Portfolio, ING RussellTM Mid Cap Growth Index Portfolio, ING RussellTM Mid Cap Index Portfolio, ING RussellTM Small Cap Index Portfolio, ING Small Company Portfolio, ING U.S. Bond Index Portfolio, and ING WisdomTreeSM Global High-Yielding Equity Index Portfolio, each a series of the ING Variable Portfolios, Inc., as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified reports thereon dated February 22, 2012 and February 23, 2012 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR.  The portfolios of investments are the responsibility of management.  Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

February 23, 2012

14

PORTFOLIO OF INVESTMENTS
ING Australia Index Portfolio	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.9%
		Consumer Discretionary: 3.4%
77,606		APN News & Media Ltd.	56,476	0.0
86,440	L	Aristocrat Leisure Ltd.	194,143	0.1
107,417	@	Austar United
		Communications Ltd.	131,112	0.1
25,000		Billabong International
		Ltd.	45,230	0.0
78,934		Crown Ltd.	651,103	0.3
92,508	L	David Jones Ltd.	223,603	0.1
126,553	@	Echo Entertainment
		Group Ltd.	464,045	0.2
8,581		Fleetwood Corp. Ltd.	105,024	0.1
10,194	L	Flight Centre Ltd.	167,959	0.1
12,175		G.U.D. Holdings Ltd.	87,784	0.0
105,625	L	Harvey Norman
		Holdings Ltd.	197,177	0.1
19,940		Invocare Ltd.	157,029	0.1
17,963	L	JB Hi-Fi Ltd.	207,077	0.1
404,761	L	John Fairfax Holdings
		Ltd.	298,179	0.2
107,448	L	Myer Holdings Ltd.	212,118	0.1
37,971		Navitas Ltd.	135,772	0.1
85,778		News Corp., Inc.	1,564,075	0.8
172,094		Pacific Brands Ltd.	96,734	0.1
4,732		Reject Shop Ltd./The	49,812	0.0
70,442		Seven West Media Ltd	233,310	0.1
103,611		Southern Cross Media
		Group Ltd.	114,081	0.1
126,553	L	TABCORP Holdings
		Ltd.	352,515	0.2
243,655		Tattersall’s Ltd.	607,362	0.3
111,627	L	Ten Network Holdings
		Ltd.	95,696	0.1
21,803		Wotif.Com Holdings
		Ltd.	79,409	0.0
			6,526,825	3.4

		Consumer Staples: 7.9%
97,603		Coca-Cola Amatil Ltd.	1,146,785	0.6
450,955		Goodman Fielder Ltd.	199,700	0.1
36,644		GrainCorp Ltd.	293,251	0.2
141,841		Metcash Ltd.	584,836	0.3
118,685		Treasury Wine Estates
		Ltd.	447,451	0.2
213,984		Wesfarmers Ltd.	6,445,990	3.4
224,760		Woolworths Ltd.	5,769,213	3.1
			14,887,226	7.9

		Energy: 6.9%
34,153	@,L	Aquila Resources Ltd.	203,492	0.1
74,189	@	Aurora Oil and Gas Ltd.	257,136	0.1
98,914		Australian Worldwide
		Exploration Ltd.	131,611	0.1
199,675		Beach Petroleum Ltd.	251,623	0.1
64,481	@,X	Bow Energy Ltd.	99,916	0.1
24,945		Caltex Australia Ltd.	299,530	0.2
74,656	@	Coalspur Mines Ltd.	116,568	0.1
112,135	@	Dart Energy Ltd.	41,137	0.0
30,239		Energy Resources of
		Australia Ltd.	37,855	0.0
15,345	@	Extract Resources Ltd	132,741	0.1
13,712	@,L	Gloucester Coal Ltd.	120,582	0.1
31,394	@	Karoon Gas Australia
		Ltd.	144,573	0.1
57,142	@	Linc Energy Ltd.	63,972	0.0
199,285		Oil Search Ltd.	1,273,750	0.7
200,479		Origin Energy Ltd.	2,733,847	1.4
143,141	@	Paladin Resources Ltd.	201,294	0.1
171,906		Santos Ltd.	2,151,326	1.1
52,456	L	Whitehaven Coal Ltd.	283,758	0.1
112,736		Woodside Petroleum
		Ltd.	3,528,978	1.9
38,123		WorleyParsons Ltd.	998,293	0.5
			13,071,982	6.9

		Financials: 37.3%
47,191		Abacus Property Group	91,499	0.0
529,624		AMP Ltd.	2,200,905	1.2
56,168		Ardent Leisure Group	58,481	0.0
32,362		ASX Ltd.	1,010,167	0.5
43,409		Australand Property
		Group	106,522	0.1
484,663		Australia & New
		Zealand Banking Group
		Ltd.	10,151,198	5.4
40,658	L	Bank of Queensland
		Ltd.	302,832	0.2
64,700		Bendigo Bank Ltd.	529,547	0.3
73,134		Bunnings Warehouse
		Property Trust	128,518	0.1
433,860		CFS Retail Property
		Trust	747,059	0.4
95,620		Challenger Financial
		Services Group Ltd.	403,350	0.2
44,537		Charter Hall Group	90,652	0.0
48,857		Charter Hall Retail REIT	159,827	0.1
291,170		Commonwealth Bank of
		Australia	14,625,853	7.7
452,615		Commonwealth
		Property Office Fund	441,907	0.2
894,111		Dexus Property Group	757,725	0.4
128,512		FKP Property Group	62,774	0.0
1,216,153		Goodman Group	707,109	0.4
316,173		GPT Group	990,971	0.5
96,321		Henderson Group PLC	149,700	0.1
523,256		Investa Office Fund	319,971	0.2
382,738		Insurance Australia
		Group	1,165,986	0.6
33,316		IOOF Holdings Ltd.	173,977	0.1
96,098		Lend Lease Corp., Ltd.	703,723	0.4
63,667		Macquarie Group Ltd.	1,546,027	0.8
75,955		Macquarie Office Trust	271,957	0.1
631,051		Mirvac Group	760,311	0.4
406,483		National Australia Bank
		Ltd.	9,683,034	5.1
7,635	L	Perpetual Trustees
		Australia Ltd.	159,231	0.1
44,180		Platinum Asset
		Management Ltd.	158,499	0.1
205,597		QBE Insurance Group
		Ltd.	2,720,947	1.4
440,317		Stockland	1,438,422	0.8
237,728		Suncorp-Metway Ltd.	2,031,889	1.1
391,241		Westfield Group	3,121,467	1.6
519,120		Westfield Retail Trust	1,322,974	0.7
559,675		Westpac Banking Corp.	11,425,318	6.0
			70,720,329	37.3

		Health Care: 3.4%
29,435		Acrux Ltd.	86,247	0.0
25,031		Ansell Ltd.	371,653	0.2
10,447		Cochlear Ltd.	663,499	0.4
98,358		CSL Ltd.	3,206,742	1.7
28,441	@,L	Mesoblast Ltd.	199,935	0.1
82,049		Primary Health Care
		Ltd.	258,204	0.1
23,824		Ramsay Health Care
		Ltd.	468,907	0.2
127,466	@	ResMed, Inc.	320,097	0.2
212,412		Sigma Pharmaceuticals
		Ltd.	119,616	0.1
71,772		Sonic Healthcare Ltd.	827,261	0.4
			6,522,161	3.4

		Industrials: 6.5%
180,220		Asciano Group	828,173	0.4
113,662	L	Australian Infrastructure
		Fund	223,683	0.1
85,209		Boart Longyear Group	242,398	0.1
29,847		Bradken Ltd.	218,024	0.1
273,200		Brambles Ltd.	1,994,701	1.1
20,355		Cabcharge Australia
		Ltd.	92,887	0.0
12,374		Campbell Brothers Ltd.	619,622	0.3
95,361	L	CSR Ltd.	190,927	0.1
76,468		Downer EDI Ltd.	249,602	0.1
116,635		Emeco Holdings Ltd.	114,992	0.1
46,239		GWA International Ltd.	101,084	0.1
59,351		Industrea Ltd.	59,384	0.0
30,207		Leighton Holdings Ltd.	587,206	0.3
112,537		Macmahon Holdings
		Ltd.	64,245	0.0
73,073	@	Macquarie Atlas Roads
		Group	100,857	0.1
39,428		Mermaid Marine
		Australia Ltd.	114,463	0.1
22,134		Mineral Resources Ltd.	249,049	0.1
15,881		Monadelphous Group
		Ltd.	326,527	0.2
46,241		NRW Holdings Ltd.	122,096	0.1
418,529	@	Qantas Airways Ltd.	622,979	0.3
297,556	L	QR National Ltd.	1,039,440	0.5
84,251		Qube Logistics
		Holdings Ltd.	114,353	0.1
60,339	L	Seek Ltd.	349,852	0.2
18,005		Seven Group Holdings
		Ltd.	130,341	0.1
47,880		Spotless Group Ltd.	116,168	0.1
266,700		Sydney Airport	724,909	0.4
120,811		Toll Holdings Ltd.	520,185	0.3
85,678		Transfield Services Ltd.	189,765	0.1
114,591	@	Transpacific Industries
		Group Ltd.	95,710	0.0
264,953		Transurban Group	1,521,744	0.8
30,252		United Group Ltd.	367,634	0.2
241,074	@	Virgin Australia
		Holdings Ltd.	70,019	0.0
			12,363,019	6.5

		Information Technology: 0.6%
39,406		L carsales.com.au Ltd.	192,057	0.1
94,086		Computershare Ltd.	769,058	0.4
18,421		Iress Market
		Technology Ltd.	130,480	0.1
12,275		SMS Management &
		Technology Ltd.	56,795	0.0
			1,148,390	0.6

		Materials: 24.0%
89,518		Adelaide Brighton Ltd	264,462	0.1
13,960	@	Alacer Gold Corp.	144,730	0.1
457,442		Alumina Ltd.	523,706	0.3
225,773		Amcor Ltd.	1,662,054	0.9
72,729		Aquarius Platinum Ltd.	174,116	0.1
23,344	@	Aston Resources Ltd.	217,088	0.1
150,015		Atlas Iron Ltd.	414,044	0.2
45,086		Ausdrill Ltd.	138,166	0.1
123,001	@	Bathurst Resources Ltd.	76,748	0.0
121,438	@	Beadell Resources Ltd.	74,826	0.0
592,962		BHP Billiton Ltd.	20,930,721	11.0
547,570	L	BlueScope Steel Ltd.	225,875	0.1
132,411		Boral Ltd.	486,207	0.3
24,075	@	Cudeco Ltd.	91,276	0.0
74,087	@	Discovery Metals Ltd.	99,454	0.1
66,370		DuluxGroup Ltd.	195,592	0.1
50,203		Fletcher Building Ltd.	236,978	0.1
314,361		Fortescue Metals Group
		Ltd.	1,375,172	0.7
146,295	@	Gindalbie Metals Ltd.	78,702	0.0
53,450	@,L	Gryphon Minerals Ltd.	62,953	0.0
77,323		Iluka Resources Ltd.	1,224,719	0.6
35,000		Imdex Ltd.	66,220	0.0
300,943		Incitec Pivot Ltd.	955,368	0.5
37,492		Independence Group
		NL	144,862	0.1
168,340	@	Integra Mining Ltd.	92,975	0.1
96,136	@	Intrepid Mines Ltd.	107,537	0.1
79,998		James Hardie
		Industries SE	557,715	0.3
100,845	@	Kagara Zinc Ltd.	26,374	0.0
24,921		Kingsgate Consolidated
		Ltd.	145,961	0.1
307,182	@	Lynas Corp. Ltd.	328,223	0.2
34,270	L	Medusa Mining Ltd.	157,252	0.1
14,811	@	Mineral Deposits Ltd.	76,945	0.0
77,140	@	Mirabela Nickel Ltd.	88,150	0.0
118,469		Mount Gibson Iron Ltd.	135,389	0.1
141,044		Newcrest Mining Ltd.	4,298,324	2.3
33,052	@	Nufarm Ltd.	140,138	0.1
22,623	@	OceanaGold Corp.	48,976	0.0
232,559		OneSteel Ltd.	166,275	0.1
67,114		Orica Ltd.	1,660,668	0.9
59,840		OZ Minerals Ltd.	612,118	0.3
86,796	@	Pan Australian
		Resources Ltd.	284,863	0.2
37,685		Panoramic Resources
		Ltd	44,674	0.0
77,842	@	Perseus Mining Ltd.	193,076	0.1
62,700	@	Ramelius Resources
		Ltd.	68,972	0.0
67,751	@	Regis Resources Ltd.	235,475	0.1
65,553	@	Resolute Mining Ltd.	110,965	0.1
80,516		Rio Tinto Ltd.	4,963,736	2.6
17,342	@	Sandfire Resources NL	116,636	0.1
39,889	@	Silver Lake Resources
		Ltd.	124,011	0.1
30,722		Sims Group Ltd.	397,929	0.2
59,937	@	St Barbara Ltd.	120,377	0.1
426,931	@	Sundance Resources
		Ltd	172,562	0.1
26,302	L	Western Areas NL	137,112	0.1
44,926	@,L	White Energy Co., Ltd.	17,446	0.0
			45,494,893	24.0

		Telecommunication Services: 0.2%
56,699		Singapore
		Telecommunications
		Ltd.	137,146	0.1
106,626		Telecom Corp. of New
		Zealand Ltd.	170,283	0.1
52,891		TPG Telecom Ltd.	71,916	0.0
			379,345	0.2

		Telecommunications: 4.1%
2,299,119		Telstra Corp., Ltd.	7,819,342	4.1

		Utilities: 1.6%
84,667		AGL Energy Ltd.	1,238,831	0.6
97,733	L	APA Group	448,554	0.2
182,731		Diversified Utility &
		Energy Trusts	328,051	0.2
155,503	@	Energy World Corp. Ltd.	108,491	0.1
139,446		Envestra Ltd.	101,757	0.1
81,323		Hastings Diversified
		Utilities Fund	170,019	0.1
249,190		SP AusNet	239,131	0.1
218,700	#	Spark Infrastructure
		Group	307,248	0.2
			2,942,082	1.6

	Total Common Stock
	(Cost $208,020,417)		181,875,594	95.9

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.4%
		Securities Lending Collateralcc(1): 2.7%
1,229,464		Cantor Fitzgerald,
		Repurchase Agreement
		dated 12/30/11, 0.12%,
		due 01/03/12
		(Repurchase Amount
		$1,229,480,
		collateralized by various
		U.S. Government
		Agency Obligations,
		1.437%-6.014%, Market
		Value plus accrued
		interest $1,254,053,
		due 06/01/17-09/01/44)	1,229,464	0.6
1,229,464		Citigroup, Inc.,
		Repurchase Agreement
		dated 12/30/11, 0.08%,
		due 01/03/12
		(Repurchase Amount
		$1,229,475,
		collateralized by various
		U.S. Government and
		U.S. Government
		Agency Obligations,
		0.000%-5.500%, Market
		Value plus accrued
		interest $1,254,053,
		due 01/19/12-12/20/41)	1,229,464	0.6
1,229,464		Deutsche Bank AG,
		Repurchase Agreement
		dated 12/30/11, 0.10%,
		due 01/03/12
		(Repurchase Amount
		$1,229,477,
		collateralized by various
		U.S. Government and
		U.S. Government
		Agency Obligations,
		0.000%-6.500%, Market
		Value plus accrued
		interest $1,254,053,
		due 06/28/12-11/01/41)	1,229,464	0.7
1,229,464		Goldman Sachs & Co.,
		Repurchase Agreement
		dated 12/30/11, 0.10%,
		due 01/03/12
		(Repurchase Amount
		$1,229,477,
		collateralized by various
		U.S. Government
		Agency Obligations,
		2.163%-6.500%, Market
		Value plus accrued
		interest $1,254,053,
		due 04/01/20-12/01/48)	1,229,464	0.7
258,834		Mizuho Securities USA
		Inc., Repurchase
		Agreement dated
		12/30/11, 0.10%, due
		01/03/12 (Repurchase
		Amount $258,837,
		collateralized by various
		U.S. Government
		Agency Obligations,
		0.000%-11.000%,
		Market Value plus
		accrued interest
		$264,011, due
		08/01/13-10/01/47)	258,834	0.1
			5,176,690	2.7

Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.7%
5,117,000		BlackRock Liquidity
		Funds, TempFund,
		Institutional Class
		(Cost $5,117,000)	5,117,000	2.7

	Total Short-Term
	Investments
	(Cost $10,293,690)		10,293,690	5.4

	Total Investments in
	Securities
	(Cost $218,314,107)		$192,169,284	101.3
	Liabilities in Excess of
	Other Assets		(2,457,704)	(1.3)
	Net Assets		$189,711,580	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $220,593,839.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$2,333,852
Gross Unrealized Depreciation	(30,758,407)

Net Unrealized Depreciation	$(28,424,555)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$–	$6,526,825	$–	$6,526,825
Consumer Staples	–	14,887,226	–	14,887,226
Energy	–	12,972,066	99,916	13,071,982
Financials	–	70,720,329	–	70,720,329
Health Care	–	6,522,161	–	6,522,161
Industrials	–	12,363,019	–	12,363,019
Information Technology	–	1,148,390	–	1,148,390
Materials	–	45,494,893	–	45,494,893
Telecommunication Services	–	379,345	–	379,345
Telecommunications	–	7,819,342	–	7,819,342
Utilities	–	2,942,082	–	2,942,082
Total Common Stock	–	181,775,678	99,916	181,875,594
Short-Term Investments	5,117,000	5,176,690	–	10,293,690
Total Investments, at value	$5,117,000	$186,952,368	$99,916	$192,169,284
Other Financial Instruments+
Forward Foreign Currency Contracts	–	32,045	–	32,045
Total Assets	$5,117,000	$186,984,413	$99,916	$192,201,329
Liabilities Table
Other Financial Instruments+
Futures	$(179,112)	$–	$–	$(179,112)
Total Liabilities	$(179,112)	$–	$–	$(179,112)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING Australia Index
Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	Australian Dollar	3,000,000	Buy	03/21/12	$3,008,670	$3,040,715	$32,045
							$32,045

ING Australia Index Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
ASX SPI 200® Index	78	03/15/12	$8,015,721	$(179,112)
			$8,015,721	$(179,112)

See Accompanying Notes to Financial Statements

ING BLACKROCK SCIENCE AND TECHNOLOGY	PORTFOLIO OF INVESTMENTS
OPPORTUNITIES PORTFOLIO	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 89.6%
		Consumer Discretionary: 0.5%
9,100	@	Amazon.com, Inc.	$1,575,210	0.5

		Health Care: 7.8%
28,100		Amgen, Inc.	1,804,301	0.6
37,000	@	Biogen Idec, Inc.	4,071,850	1.3
145,200		Bristol-Myers Squibb
		Co.	5,116,848	1.6
26,200	@	Celgene Corp.	1,771,120	0.5
–	@	Novartis AG	–	–
274,400		Pfizer, Inc.	5,938,016	1.8
26,800		Roche Holding AG -
		Genusschein	4,532,372	1.4
36,900		Stryker Corp.	1,834,299	0.6
			25,068,806	7.8

		Information Technology: 79.8%
124,100		Accenture PLC	6,605,843	2.1
176,600	@	ACI Worldwide, Inc.	5,057,824	1.6
136,600		Altera Corp.	5,067,860	1.6
25,600	@	Apple, Inc.	10,368,000	3.2
67,400		ARM Holdings PLC	622,129	0.2
46,000		ASML Holding NV	1,921,483	0.6
106,800		Automatic Data
		Processing, Inc.	5,768,268	1.8
199,500		Avago Technologies
		Ltd.	5,757,570	1.8
49,100	@	BMC Software, Inc.	1,609,498	0.5
94,600	@	Check Point Software
		Technologies	4,970,284	1.5
267,900	@	eBay, Inc.	8,125,407	2.5
149,700	@	EMC Corp.	3,224,538	1.0
47,600	@	F5 Networks, Inc.	5,051,312	1.6
251,000	@	Fairchild
		Semiconductor
		International, Inc.	3,022,040	0.9
442,700	@	Fortinet, Inc.	9,655,287	3.0
123,500		Global Payments, Inc.	5,851,430	1.8
21,610	@	Google, Inc. - Class A	13,957,899	4.3
200,600		Hewlett-Packard Co.	5,167,456	1.6
58,153		International Business
		Machines Corp.	10,693,174	3.3
151,600	@	Imperva, Inc.	5,277,196	1.6
178,100		Infineon Technologies
		AG	1,337,620	0.4
272,100	@	Informatica Corp.	10,048,653	3.1
35,100	@	International Rectifier
		Corp.	681,642	0.2
137,357		Intersil Corp.	1,434,007	0.5
62,800		Intuit, Inc.	3,302,652	1.0
117,700		Jabil Circuit, Inc.	2,313,982	0.7
72,500	@	Juniper Networks, Inc.	1,479,725	0.5
215,500		Linear Technology
		Corp.	6,471,465	2.0
76,800	@	LogMeIn, Inc.	2,960,640	0.9
178,500	L	Microchip Technology,
		Inc.	6,538,455	2.0
108,700	@	Micros Systems, Inc.	5,063,246	1.6
383,600		Microsoft Corp.	9,958,256	3.1
28,400	@	MicroStrategy, Inc.	3,076,288	1.0
40,071		Motorola Solutions,
		Inc.	$1,854,887	0.6
497,800	@	ON Semiconductor
		Corp.	3,843,016	1.2
51,000		Oracle Corp.	1,308,150	0.4
298,700	@	Polycom, Inc.	4,868,810	1.5
48,650	@	Progress Software
		Corp.	941,377	0.3
258,400	@	QLIK Technologies,
		Inc.	6,253,280	1.9
171,480		Qualcomm, Inc.	9,379,956	2.9
181,300	@	Red Hat, Inc.	7,485,877	2.3
339,000	@	RF Micro Devices, Inc.	1,830,600	0.6
80,900	@	Riverbed Technolgoy,
		Inc.	1,901,150	0.6
4,800		Samsung Electronics
		Co., Ltd.	4,415,222	1.4
76,200	@	Sandisk Corp.	3,749,802	1.2
391,000	@	Symantec Corp.	6,119,150	1.9
288,600	@	Temenos Group AG	4,711,455	1.5
195,800	@	Teradata Corp.	9,498,258	3.0
224,500	@	TIBCO Software, Inc.	5,367,795	1.7
9,500		Tokyo Electron Ltd.	481,343	0.1
90,900		Totvs S.A.	1,620,873	0.5
126,800		Western Union Co.	2,315,368	0.7
201,200		Xilinx, Inc.	6,450,472	2.0
			256,837,970	79.8

		Materials: 0.3%
131,000	@,L	Zagg, Inc.	926,170	0.3

		Telecommunications: 1.2%
132,100		AT&T, Inc.	3,994,704	1.2

	Total Common Stock
	(Cost $280,788,470)		288,402,860	89.6

EXCHANGE-TRADED FUNDS: 8.0%
229,300		Powershares QQQ	12,801,819	4.0
103,500		SPDR Trust Series 1	12,989,250	4.0

	Total Exchange-Traded
	Funds
	(Cost $25,652,155)		25,791,069	8.0

	Total Long-Term
	Investments
	(Cost $306,440,625)		314,193,929	97.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateralcc(1): 1.4%
1,089,641	BNP Paribas Bank,
	Repurchase
	Agreement dated
	12/30/11, 0.06%, due
	01/03/12 (Repurchase
	Amount $1,089,648,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 5.000%-
	6.000%, Market Value
	plus accrued interest
	$1,111,434, due
	05/15/24-04/15/41)	$1,089,641	0.3
1,089,641	Cantor Fitzgerald,
	Repurchase
	Agreement dated
	12/30/11, 0.12%, due
	01/03/12 (Repurchase
	Amount $1,089,655,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 1.437%-
	6.014%, Market Value
	plus accrued interest
	$1,111,434, due
	06/01/17-09/01/44)	1,089,641	0.4
1,089,641	Citigroup, Inc.,
	Repurchase
	Agreement dated
	12/30/11, 0.08%, due
	01/03/12 (Repurchase
	Amount $1,089,651,
	collateralized by
	various U.S.
	Government and U.S.
	Government Agency
	Obligations, 0.000%-
	5.500%, Market Value
	plus accrued interest
	$1,111,434, due
	01/19/12-12/20/41)	1,089,641	0.3
229,399	Deutsche Bank AG,
	Repurchase
	Agreement dated
	12/30/11, 0.08%, due
	01/03/12 (Repurchase
	Amount $229,401,
	collateralized by
	various U.S.
	Government and U.S.
	Government Agency
	Obligations, 0.000%-
	6.500%, Market Value
	plus accrued interest
	$233,987, due
	06/28/12-11/01/41)	229,399	0.1
1,089,641	Merrill Lynch & Co.,
	Inc., Repurchase
	Agreement dated
	12/30/11, 0.02%, due
	01/03/12 (Repurchase
	Amount $1,089,643,
	collateralized by
	various U.S.
	Government
	Securities, 1.875%-
	4.000%, Market Value
	plus accrued interest
	$1,111,435, due
	02/15/15-06/30/15)	$1,089,641	0.3
		4,587,963	1.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.7%
5,517,586	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $5,517,586)	5,517,586	1.7

	Total Short-Term
	Investments
	(Cost $10,105,549)	10,105,549	3.1

	Total Investments in
	Securities
	(Cost $316,546,174)	$324,299,478	100.7
	Liabilities in Excess of
	Other Assets	(2,352,204)	(0.7)
	Net Assets	$321,947,274	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $321,378,641.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$21,552,124
Gross Unrealized Depreciation	(18,631,287)

Net Unrealized Appreciation	$2,920,837

PORTFOLIO OF INVESTMENTS
ING Euro STOXX 50® Index Portfolio	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.0%
		Consumer Discretionary: 6.4%
121,145		Bayerische Motoren
		Werke AG	8,098,299	1.2
335,932		DaimlerChrysler AG	14,716,650	2.2
79,891		Inditex S.A.	6,521,878	0.9
100,705	L	LVMH Moet Hennessy
		Louis Vuitton S.A.	14,185,742	2.1
			43,522,569	6.4

		Consumer Staples: 9.8%
280,291		Anheuser-Busch InBev
		NV	17,107,037	2.5
212,666		Carrefour S.A.	4,838,519	0.7
230,896		Groupe Danone	14,489,257	2.2
89,832		L’Oreal S.A.	9,355,960	1.4
585,193		Unilever NV	20,120,966	3.0
			65,911,739	9.8

		Energy: 10.7%
994,999		ENI S.p.A.	20,514,479	3.0
308,392	L	Repsol YPF S.A.	9,435,321	1.4
835,554		Total S.A.	42,636,456	6.3
			72,586,256	10.7

		Financials: 22.0%
170,468		Allianz AG	16,280,366	2.4
503,503	L	Assicurazioni Generali
		S.p.A.	7,558,233	1.1
698,759		AXA S.A.	9,032,285	1.3
3,224,264		Banco Santander
		Central Hispano S.A.	24,358,135	3.6
1,818,222		Banco Bilbao Vizcaya
		Argentaria S.A.	15,662,496	2.3
376,219		BNP Paribas	14,649,716	2.2
350,956		Deutsche Bank AG	13,301,516	2.0
–	@	Deutsche Boerse AG	–	–
70,101	@	Deutsche Boerse AG	3,668,924	0.5
1,455,332	**,@	ING Groep NV	10,407,925	1.5
5,264,472		Intesa Sanpaolo S.p.A.	8,768,042	1.3
60,666		Muenchener
		Rueckversicherungs
		AG	7,434,160	1.1
292,465		Societe Generale	6,456,331	1.0
34,383		Unibail	6,153,623	0.9
621,962	L	UniCredit SpA	5,130,014	0.8
			148,861,766	22.0

		Health Care: 8.0%
311,634		Bayer AG	19,901,971	3.0
462,640		Sanofi-Aventis	33,817,839	5.0
			53,719,810	8.0

		Industrials: 9.5%
163,407		Cie de Saint-Gobain	6,246,338	0.9
354,371		Koninklijke Philips
		Electronics NV	7,435,289	1.1
206,808		Schneider Electric S.A.	10,812,176	1.6
324,628		Siemens AG	31,058,989	4.6
200,156		Vinci S.A.	8,712,463	1.3
			64,265,255	9.5

		Information Technology: 3.7%
1,411,280		Nokia OYJ	6,803,513	1.0
348,340		SAP AG	18,424,233	2.7
			25,227,746	3.7

		Materials: 7.3%
107,111		Air Liquide	13,225,780	2.0
348,113		ArcelorMittal	6,325,355	0.9
346,371		BASF AG	24,113,738	3.6
273,390		CRH PLC	5,412,282	0.8
			49,077,155	7.3

		Telecommunications: 9.5%
1,122,714		Deutsche Telekom AG	12,878,491	1.9
719,254		France Telecom S.A.	11,257,486	1.7
3,910,489		Telecom Italia S.p.A.	4,179,757	0.6
1,499,786		Telefonica S.A.	25,838,491	3.8
465,969		Vivendi	10,171,859	1.5
			64,326,084	9.5

		Utilities: 8.1%
754,076		E.ON AG	16,250,412	2.4
2,401,615		Enel S.p.A.	9,742,693	1.4
502,298		Gaz de France	13,648,974	2.0
1,379,300		Iberdrola S.A.	8,615,686	1.3
182,428		RWE AG	6,403,827	1.0
			54,661,592	8.1

	Total Common Stock
	(Cost $757,762,427)		642,159,972	95.0

PREFERRED STOCK: 1.2%
		Consumer Discretionary: 1.2%
54,212		Volkswagen AG	8,105,290	1.2

	Total Preferred Stock
	(Cost $8,670,899)		8,105,290	1.2

	Total Long-Term
	Investments
	(Cost $766,433,326)		650,265,262	96.2

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
		Securities Lending Collateralcc(1): 2.3%
3,736,494		BNP Paribas Bank,
		Repurchase Agreement
		dated 12/30/11, 0.06%,
		due 01/03/12
		(Repurchase Amount
		$3,736,519,
		collateralized by various
		U.S. Government
		Agency Obligations,
		5.000%-6.000%, Market
		Value plus accrued
		interest $3,811,224,
		due 05/15/24-04/15/41)	3,736,494	0.6
3,736,494		Cantor Fitzgerald,
		Repurchase Agreement
		dated 12/30/11, 0.12%,
		due 01/03/12
		(Repurchase Amount
		$3,736,543,
		collateralized by various
		U.S. Government
		Agency Obligations,
		1.437%-6.014%, Market
		Value plus accrued
		interest $3,811,224,
		due 06/01/17-09/01/44)	3,736,494	0.5
3,736,494		Citigroup, Inc.,
		Repurchase Agreement
		dated 12/30/11, 0.08%,
		due 01/03/12
		(Repurchase Amount
		$3,736,527,
		collateralized by various
		U.S. Government and
		U.S. Government
		Agency Obligations,
		0.000%-5.500%, Market
		Value plus accrued
		interest $3,811,224,
		due 01/19/12-12/20/41)	3,736,494	0.5
786,633		Deutsche Bank AG,
		Repurchase Agreement
		dated 12/30/11, 0.08%,
		due 01/03/12
		(Repurchase Amount
		$786,640, collateralized
		by various U.S.
		Government and U.S.
		Government Agency
		Obligations, 0.000%-
		6.500%, Market Value
		plus accrued interest
		$802,366, due
		06/28/12-11/01/41)	786,633	0.1
3,736,494		Merrill Lynch & Co.,
		Inc., Repurchase
		Agreement dated
		12/30/11, 0.02%, due
		01/03/12 (Repurchase
		Amount $3,736,502,
		collateralized by various
		U.S. Government
		Securities, 1.875%-
		4.000%, Market Value
		plus accrued interest
		$3,811,229, due
		02/15/15-06/30/15)	3,736,494	0.6
			15,732,609	2.3

	Total Short-Term
	Investments
	(Cost $15,732,609)		15,732,609	2.3

	Total Investments in
	Securities
	(Cost $782,165,935)		$665,997,871	98.5
	Assets in Excess of Other
	Liabilities		9,822,067	1.5
	Net Assets		$675,819,938	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
**	Investment in affiliate
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $815,139,206.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$17,132,565
Gross Unrealized Depreciation	(166,273,900)

Net Unrealized Depreciation	$(149,141,335)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$–	$43,522,569	$—	$43,522,569
Consumer Staples	–	65,911,739	—	65,911,739
Energy	–	72,586,256	—	72,586,256
Financials	–	148,861,766	—	148,861,766
Health Care	–	53,719,810	—	53,719,810
Industrials	–	64,265,255	—	64,265,255
Information Technology	–	25,227,746	—	25,227,746
Materials	–	49,077,155	—	49,077,155
Telecommunications	–	64,326,084	—	64,326,084
Utilities	–	54,661,592	—	54,661,592
Total Common Stock	–	642,159,972	—	642,159,972
Preferred Stock	–	8,105,290	—	8,105,290
Short-Term Investments	–	15,732,609	—	15,732,609
Total Investments, at value	$—	$665,997,871	$—	$665,997,871
Other Financial Instruments+
Futures	284,472	—	—	284,472
Forward Foreign Currency Contracts	—	61,900	—	61,900
Total Assets	$284,472	$666,059,771	$—	$666,344,243
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(14,944)	$—	$(14,944)
Total Liabilities	$—	$(14,944)	$—	$(14,944)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING Euro STOXX
50® Index Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers
Harriman	EU Euro	18,000,000	Buy	03/21/12	$23,265,900	$23,313,828	$47,928
JPMorgan Chase &
Co.	EU Euro	2,000,000	Buy	03/21/12	2,605,370	2,590,426	(14,944)
							$32,984

Brown Brothers
Harriman	EU Euro	1,000,000	Sell	03/21/12	$1,309,185	$1,295,213	$13,972
							$13,972

ING Euro STOXX 50® Index Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Euro STOXX 50®	866	03/16/12	$25,868,479	$284,472
			$25,868,479	$284,472

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FTSE 100 Index® Portfolio	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.9%
		Consumer Discretionary: 5.5%
302,535		British Sky
		Broadcasting PLC	3,442,006	0.6
100,873		Burberry Group PLC	1,854,801	0.3
49,405		Carnival PLC	1,628,475	0.3
432,520		Compass Group PLC	4,104,052	0.8
356,641		GKN PLC	1,012,753	0.2
66,734		Intercontinental Hotels
		Group PLC	1,199,859	0.2
894,999		ITV PLC	945,502	0.2
539,044		Kingfisher PLC	2,094,707	0.4
365,094		Marks & Spencer
		Group PLC	1,763,318	0.3
39,954		Next PLC	1,695,005	0.3
187,118		Pearson PLC	3,511,933	0.7
279,828		Reed Elsevier PLC	2,252,630	0.4
40,436		Whitbread PLC	981,719	0.2
289,617		WPP PLC	3,037,263	0.6
			29,524,023	5.5

		Consumer Staples: 16.8%
91,131		Associated British
		Foods PLC	1,565,432	0.3
450,977		British American
		Tobacco PLC	21,394,356	4.0
579,628		Diageo PLC	12,664,829	2.4
233,969		Imperial Tobacco
		Group PLC	8,853,442	1.6
429,365		J Sainsbury PLC	2,018,653	0.4
166,810		Reckitt Benckiser PLC	8,227,009	1.5
273,813		SABMiller PLC	9,626,251	1.8
107,234		Tate & Lyle PLC	1,172,329	0.2
1,830,011		Tesco PLC	11,449,997	2.1
301,505		Unilever PLC	10,110,620	1.9
592,815		WM Morrison
		Supermarkets PLC	2,998,429	0.6
			90,081,347	16.8

		Energy: 20.4%
76,294		Amec PLC	1,074,468	0.2
775,354		BG Group PLC	16,564,256	3.1
4,314,534		BP PLC	30,733,436	5.7
321,590	@	Cairn Energy PLC	1,322,143	0.2
89,960	@	Essar Energy PLC	239,631	0.0
59,574		Petrofac Ltd.	1,332,378	0.3
834,399		Royal Dutch Shell PLC
		- Class A	30,613,269	5.7
615,540		Royal Dutch Shell PLC
		- Class B	23,413,656	4.4
208,001		Tullow Oil PLC	4,519,450	0.8
			109,812,687	20.4

		Financials: 15.4%
46,306		Admiral Group PLC	613,917	0.1
81,572		Ashmore Group PLC	422,742	0.1
658,842		Aviva PLC	3,064,472	0.6
2,803,035		Barclays PLC	7,676,578	1.4
203,609		British Land Co. PLC	1,461,362	0.3
148,269		Capital Shopping
		Centres Group PLC	718,380	0.1
162,834		Hammerson PLC	909,281	0.2
54,578		Hargreaves Lansdown
		PLC	364,660	0.1
4,080,319		HSBC Holdings PLC	31,149,109	5.8
150,519		ICAP PLC	810,760	0.2
179,185		Land Securities Group
		PLC	1,767,284	0.3
1,348,897		Legal & General Group
		PLC	2,155,623	0.4
9,242,787	@	Lloyds TSB Group PLC	3,712,617	0.7
431,662		Man Group PLC	842,399	0.2
1,272,134		Old Mutual PLC	2,675,699	0.5
580,779		Prudential PLC	5,746,282	1.1
327,521		Resolution Ltd.	1,276,746	0.2
4,088,895	@	Royal Bank of Scotland
		Group PLC	1,288,841	0.2
811,115		Royal & Sun Alliance
		Insurance Group	1,324,181	0.2
39,011		Schroders PLC	795,370	0.2
12,974		Schroders PLC - Non
		Voting	216,217	0.0
547,110		Standard Chartered
		PLC	11,966,584	2.2
535,733		Standard Life PLC	1,716,473	0.3
			82,675,577	15.4

		Health Care: 8.7%
298,635		AstraZeneca PLC	13,794,448	2.6
1,162,807		GlaxoSmithKline PLC	26,495,431	4.9
128,721		Shire PLC	4,473,547	0.8
204,281		Smith & Nephew PLC	1,982,507	0.4
			46,745,933	8.7

		Industrials: 5.0%
61,030		Aggreko PLC	1,909,667	0.4
739,477		BAE Systems PLC	3,267,592	0.6
75,512		Bunzl PLC	1,036,133	0.2
141,109		Capita Group PLC	1,376,039	0.3
230,119		Experian Group Ltd.	3,127,881	0.6
324,065		Group 4 Securicor PLC	1,367,887	0.2
73,658		IMI PLC	869,435	0.2
426,864	@	International
		Consolidated Airlines
		Group SA	975,222	0.2
36,524		Intertek Group PLC	1,153,383	0.2
178,593		Meggitt PLC	977,577	0.2
430,744		Rolls-Royce Holdings
		PLC	4,987,186	0.9
–	@	Rolls-Royce Holdings
		PLC - C Shares	–	–
112,528		Serco Group PLC	827,965	0.1
90,220		Smiths Group PLC	1,280,372	0.2
48,326		Weir Group PLC	1,525,339	0.3
64,967		Wolseley PLC	2,148,783	0.4
			26,830,461	5.0

		Information Technology: 0.8%
309,460		ARM Holdings PLC	2,856,440	0.5
304,461		Sage Group PLC	1,391,182	0.3
			4,247,622	0.8

		Materials: 12.2%
305,140		Anglo American PLC	11,271,838	2.1
90,750		Antofagasta PLC	1,716,301	0.3
486,048		BHP Billiton PLC	14,209,834	2.6
163,923		CRH PLC	3,253,626	0.6
88,905		Eurasian Natural
		Resources Corp.	876,816	0.2
70,899	@	Evraz PLC	412,564	0.1
49,512		Fresnillo PLC	1,173,163	0.2
324,218		Glencore International
		PLC	1,979,635	0.4
49,403		Johnson Matthey PLC	1,407,583	0.3
49,270		Kazakhmys PLC	711,394	0.1
67,144	@	Polymetal International
		PLC	1,140,756	0.2
20,921		Randgold Resources
		Ltd.	2,138,919	0.4
201,437		Rexam PLC	1,102,419	0.2
330,475		Rio Tinto PLC	16,142,439	3.0
30,492		Vedanta Resources
		PLC	481,080	0.1
511,695		Xstrata PLC	7,790,578	1.4
			65,808,945	12.2

		Telecommunications: 7.0%
1,779,589		BT Group PLC	5,274,990	1.0
11,594,542		Vodafone Group PLC	32,326,574	6.0
			37,601,564	7.0

		Utilities: 4.1%
1,185,629		Centrica PLC	5,325,213	1.0
349,501		International Power
		PLC	1,827,515	0.3
819,072		National Grid PLC	7,916,914	1.5
214,384		Scottish & Southern
		Energy PLC	4,291,356	0.8
54,203		Severn Trent PLC	1,257,811	0.2
155,342		United Utilities Group
		PLC	1,460,682	0.3
			22,079,491	4.1

	Total Common Stock
	(Cost $481,335,880)		515,407,650	95.9

	Assets in Excess of
	Other Liabilities		22,102,366	4.1
	Net Assets		$537,510,016	100.0

@	Non-income producing security

Cost for federal income tax purposes is $483,102,177.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$73,833,439
Gross Unrealized Depreciation	(41,527,966)

Net Unrealized Appreciation	$32,305,473

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)		Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary		$—	$29,524,023	$—	$29,524,023
Consumer Staples		—	90,081,347	—	90,081,347
Energy		—	109,812,687	—	109,812,687
Financials		—	82,675,577	—	82,675,577
Health Care		—	46,745,933	—	46,745,933
Industrials		—	26,830,461	—	26,830,461
Information Technology		—	4,247,622	—	4,247,622
Materials		1,553,320	64,255,625	—	65,808,945
Telecommunications		—	37,601,564	—	37,601,564
Utilities		—	22,079,491	—	22,079,491
Total Common Stock		1,553,320	513,854,330	—	515,407,650
Total Investments, at value	$		513,854,330	$—	$515,407,650
Other Financial Instruments+
Futures		101,675	—	—	101,675
Total Assets		$1,654,995	$513,854,330	$—	$515,509,325
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts		$—	$(68,912)	$—	$(68,912)
Total Liabilities		$—	$(68,912)	$—	$(68,912)

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING FTSE 100 Index® Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	British Pound	16,000,000	Buy	03/21/12	$24,832,000	$24,828,259	$(3,741)
							$(3,741)

Brown Brothers Harriman	British Pound	4,700,000	Sell	03/21/12	$7,228,130	$7,293,301	$(65,171)
							$(65,171)

ING FTSE 100 Index® Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
FTSE 100 Index	266	03/16/12	$22,868,928	$101,675
			$22,868,928	$101,675

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Hang Seng Index Portfolio	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Consumer Discretionary: 2.8%
916,000		Belle International
		Holdings	1,591,339	1.1
254,779		Esprit Holdings Ltd.	328,002	0.2
1,119,028		Li & Fung Ltd.	2,061,945	1.5
			3,981,286	2.8

		Consumer Staples: 3.4%
237,286		China Resources
		Enterprise	812,206	0.6
157,500		Hengan International
		Group Co., Ltd.	1,468,412	1.0
386,000		Tingyi Cayman Islands
		Holding Corp.	1,169,202	0.8
1,436,000		Want Want China
		Holdings Ltd.	1,430,373	1.0
			4,880,193	3.4

		Energy: 13.0%
770,000		China Coal Energy Co.
		- Class H	826,566	0.6
3,312,337		China Petroleum &
		Chemical Corp.	3,477,169	2.5
670,841		China Shenhua Energy
		Co., Ltd.	2,900,897	2.0
3,527,714		CNOOC Ltd.	6,151,432	4.3
4,166,604		PetroChina Co., Ltd.	5,174,231	3.6
			18,530,295	13.0

		Financials: 55.6%
1,664,600		AIA Group Ltd.	5,181,771	3.6
14,033,746		Bank of China Ltd.	5,146,127	3.6
1,440,451		Bank of
		Communications Co.,
		Ltd.	1,002,175	0.7
307,384		Bank of East Asia Ltd.	1,159,844	0.8
730,629		BOC Hong Kong
		Holdings Ltd.	1,724,027	1.2
274,739		Cheung Kong Holdings
		Ltd.	3,259,060	2.3
14,240,107		China Construction
		Bank	9,891,332	6.9
1,468,911		China Life Insurance
		Co., Ltd.	3,620,206	2.5
806,991		China Overseas Land
		& Investment Ltd.	1,339,269	0.9
372,000		China Resources Land
		Ltd.	595,032	0.4
441,706		Hang Lung Properties
		Ltd.	1,253,820	0.9
150,943		Hang Seng Bank Ltd.	1,787,982	1.3
187,024		Henderson Land
		Development Co., Ltd.	926,470	0.7
202,441		Hong Kong Exchanges
		and Clearing Ltd.	3,221,241	2.3
2,741,003		HSBC Holdings PLC	20,879,831	14.7
12,852,340		Industrial and
		Commercial Bank of
		China Ltd.	7,591,322	5.3
709,264		New World
		Development Ltd.	569,494	0.4
401,716	L	Ping An Insurance
		Group Co. of China
		Ltd.	2,635,567	1.9
573,265		Sino Land Co.	814,626	0.6
279,555		Sun Hung Kai
		Properties Ltd.	3,493,575	2.5
143,091		Swire Pacific Ltd.	1,724,038	1.2
298,637		Wharf Holdings Ltd.	1,346,159	0.9
			79,162,968	55.6

		Industrials: 4.5%
232,818		Cathay Pacific Airways
		Ltd.	398,074	0.3
244,285		China Merchants
		Holdings International
		Co., Ltd.	706,551	0.5
251,811		Citic Pacific Ltd.	452,200	0.3
320,697		Cosco Pacific Ltd.	373,530	0.3
420,464		Hutchison Whampoa
		Ltd.	3,508,705	2.5
285,643		MTR Corp.	923,144	0.6
			6,362,204	4.5

		Information Technology: 3.1%
217,475		Tencent Holdings Ltd.	4,354,582	3.1

		Materials: 0.2%
777,728	L	Aluminum Corp. of
		China Ltd.	336,304	0.2

		Telecommunication Services: 1.4%
931,110		China Unicom Ltd.	1,962,928	1.4

		Telecommunications: 8.1%
1,188,601		China Mobile Ltd.	11,547,958	8.1

		Utilities: 5.6%
373,654		China Resources
		Power Holdings Co.	719,433	0.5
356,431		CLP Holdings Ltd.	3,028,193	2.2
935,458		Hong Kong & China
		Gas	2,165,933	1.5
273,822		HongKong Electric
		Holdings	2,024,648	1.4
			7,938,207	5.6

		Total Common Stock
		(Cost $151,050,911)	139,056,925	97.7

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
		Securities Lending Collateralcc(1): 0.9%
363,851		Cantor Fitzgerald,
		Repurchase
		Agreement dated
		12/30/11, 0.12%, due
		01/03/12 (Repurchase
		Amount $363,856,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 1.437%-
		6.014%, Market Value
		plus accrued interest
		$371,128, due
		06/01/17-09/01/44)	363,851	0.2
1,000,000		Citigroup, Inc.,
		Repurchase
		Agreement dated
		12/30/11, 0.08%, due
		01/03/12 (Repurchase
		Amount $1,000,009,
		collateralized by
		various U.S.
		Government and U.S.
		Government Agency
		Obligations, 0.000%-
		5.500%, Market Value
		plus accrued interest
		$1,020,000, due
		01/19/12-12/20/41)	1,000,000	0.7
			1,363,851	0.9

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.8%
2,531,000		BlackRock Liquidity
		Funds, TempFund,
		Institutional Class
		(Cost $2,531,000)	2,531,000	1.8

		Total Short-Term
		Investments
		(Cost $3,894,851)	3,894,851	2.7

		Total Investments in
		Securities
		(Cost $154,945,762)	$142,951,776	100.4
		Liabilities in Excess of
		Other Assets	(575,249)	(0.4)
		Net Assets	$142,376,527	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $156,682,230.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$7,108,019
Gross Unrealized Depreciation	(20,838,473)

Net Unrealized Depreciation	$(13,730,454)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$—	$3,981,286	$—	$3,981,286
Consumer Staples	—	4,880,193	—	4,880,193
Energy	—	18,530,295	—	18,530,295
Financials	—	79,162,968	—	79,162,968
Industrials	—	6,362,204	—	6,362,204
Information Technology	—	4,354,582	—	4,354,582
Materials	—	336,304	—	336,304
Telecommunication Services	—	1,962,928	—	1,962,928
Telecommunications	—	11,547,958	—	11,547,958
Utilities	—	7,938,207	—	7,938,207
Total Common Stock	—	139,056,925	—	139,056,925
Short-Term Investments	2,531,000	1,363,851	—	3,894,851
Total Investments, at value	$2,531,000	$140,420,776	$—	$142,951,776
Liabilities Table
Other Financial Instruments+
Futures	$(29,364)	$—	$—	$(29,364)
Total Liabilities	$(29,364)	$—	$—	$(29,364)

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

ING Hang Seng Index Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Hang Seng Index	32	01/30/12	$3,802,127	$(29,364)
			$3,802,127	$(29,364)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Portfolio	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Consumer Discretionary: 10.0%
1,100		Abercrombie & Fitch Co.	$ 53,724	0.0
14,300	@	Amazon.com, Inc.	2,475,330	0.4
9,900	@	Apollo Group, Inc. - Class A	533,313	0.1
49,300	@,L	Autonation, Inc.	1,817,691	0.3
5,700	@	Autozone, Inc.	1,852,329	0.3
14,700	@	Bed Bath & Beyond, Inc.	852,159	0.1
1,300		Best Buy Co., Inc.	30,381	0.0
57,100	@	Big Lots, Inc.	2,156,096	0.3
2,200		Cablevision Systems Corp.	31,284	0.0
2,500	@	Carmax, Inc.	76,200	0.0
30,400		Carnival Corp.	992,256	0.1
114,600		CBS Corp. - Class B	3,110,244	0.5
1,500	@	Chipotle Mexican Grill, Inc.	506,610	0.1
20,000		Coach, Inc.	1,220,800	0.2
113,630		Comcast Corp. – Class A	2,694,167	0.4
5,800		Darden Restaurants, Inc.	264,364	0.0
43,300		DeVry, Inc.	1,665,318	0.2
18,950	@	DIRECTV	810,302	0.1
41,400	@	Discovery Communications, Inc. - Class A	1,696,158	0.3
17,000		D.R. Horton, Inc.	214,370	0.0
800		Expedia, Inc.	23,216	0.0
12,306		Family Dollar Stores, Inc.	709,564	0.1
42,600	@	Ford Motor Co.	458,376	0.1
2,500		Gannett Co., Inc.	33,425	0.0
13,831		Gap, Inc.	256,565	0.0
200		Genuine Parts Co.	12,240	0.0
27,300	@	Goodyear Tire & Rubber Co.	386,841	0.1
29,500		H&R Block, Inc.	481,735	0.1
3,800		Harman International Industries, Inc.	144,552	0.0
5,600		Hasbro, Inc.	178,584	0.0
46,600		Home Depot, Inc.	1,959,064	0.3
13,500		International Game Technology	232,200	0.0
4,800		Interpublic Group of Cos., Inc.	46,704	0.0
2,400		JC Penney Co., Inc.	84,360	0.0
–	@	Johnson Controls, Inc.	–	–
3,700		Kohl's Corp.	182,595	0.0
13,300		Leggett & Platt, Inc.	306,432	0.0
7,500	L	Lennar Corp.	147,375	0.0
35,200		Lowe's Cos., Inc.	893,376	0.1
8,300		Limited Brands, Inc.	334,905	0.1
15,300		Macy's, Inc.	492,354	0.1
14,000		Marriott International, Inc.	408,380	0.1
118,000		Mattel, Inc.	3,275,680	0.5
64,500		McDonald's Corp.	6,471,285	1.0
2,800		McGraw-Hill Cos., Inc.	125,916	0.0
2,000	@	NetFlix, Inc.	138,580	0.0
48,900		Newell Rubbermaid, Inc.	789,735	0.1
32,900		News Corp. - Class A	586,936	0.1
14,900		Nike, Inc.	1,435,913	0.2
200		Nordstrom, Inc.	9,942	0.0
2,300		Omnicom Group	102,534	0.0
15,500	@	O'Reilly Automotive, Inc.	1,239,225	0.2
3,300	@	Priceline.com, Inc.	1,543,443	0.2
20,300	@	Pulte Homes, Inc.	128,093	0.0
4,800		Ralph Lauren Corp.	662,784	0.1
22,200		Ross Stores, Inc.	1,055,166	0.2
36,200		Scripps Networks Interactive - Class A	1,535,604	0.2
7,700		Staples, Inc.	106,953	0.0
28,600		Starbucks Corp.	1,315,886	0.2
8,500		Starwood Hotels & Resorts Worldwide, Inc.	407,745	0.1
8,834		Target Corp.	452,477	0.1
12,700		Tiffany & Co.	841,502	0.1
25,500		Time Warner Cable, Inc.	1,621,035	0.2
8,200		Time Warner, Inc.	296,348	0.0
5,000		TJX Cos., Inc.	322,750	0.0
800	@	TripAdvisor, Inc.	20,168	0.0
1,500	@,L	Urban Outfitters, Inc.	41,340	0.0
19,448		VF Corp.	2,469,702	0.4
66,800		Viacom - Class B	3,033,388	0.5
19,000		Walt Disney Co.	712,500	0.1
3,500		Washington Post	1,318,835	0.2
5,600		Whirlpool Corp.	265,720	0.0
15,800		Wyndham Worldwide Corp.	597,714	0.1
16,551		Wynn Resorts Ltd.	1,828,720	0.3
40,600		Yum! Brands, Inc.	2,395,806	0.4
		67,975,364		10.0

		Consumer Staples: 12.6%
153,800		Altria Group, Inc.	4,560,170	0.7
101,286		Archer-Daniels-Midland Co.	2,896,780	0.4
17,600		Avon Products, Inc.	307,472	0.1
33,700		Beam, Inc.	1,726,451	0.3
18,939		Brown-Forman Corp.	1,524,779	0.2
28,281		Campbell Soup Co.	940,060	0.1
4,100		Clorox Co.	272,896	0.0
110,556		Coca-Cola Co.	7,735,603	1.1
43,500		Coca-Cola Enterprises, Inc.	1,121,430	0.2
14,700		Colgate-Palmolive Co.	1,358,133	0.2
30,500		ConAgra Foods, Inc.	805,200	0.1
37,000	@	Constellation Brands, Inc.	764,790	0.1
17,100		Costco Wholesale Corp.	1,424,772	0.2
54,200		CVS Caremark Corp.	2,210,276	0.3
7,627		Dr Pepper Snapple Group, Inc.	301,114	0.0
500		Estee Lauder Cos., Inc.	56,160	0.0
21,800		General Mills, Inc.	880,938	0.1
23,408		Hershey Co.	1,446,146	0.2
18,100		HJ Heinz Co.	978,124	0.1
105,500		Hormel Foods Corp.	3,090,095	0.5
6,100		JM Smucker Co.	476,837	0.1
31,000		Kellogg Co.	1,567,670	0.2
22,026		Kimberly-Clark Corp.	1,620,233	0.2
65,000		Kraft Foods, Inc.	2,428,400	0.4
142,900		Kroger Co.	3,461,038	0.5
11,800		Lorillard, Inc.	1,345,200	0.2
66,000		McCormick & Co., Inc.	3,327,720	0.5
6,900		Mead Johnson Nutrition Co.	474,237	0.1
82,100		Molson Coors Brewing Co.	3,574,634	0.5
65,300		PepsiCo, Inc.	4,332,655	0.6
83,079		Philip Morris International, Inc.	6,520,040	1.0
86,192		Procter & Gamble Co.	5,749,868	0.9
26,916		Reynolds American, Inc.	1,114,861	0.2
117,000		Safeway, Inc.	2,461,680	0.4
20,900		Sara Lee Corp.	395,428	0.1
9,400	L	Supervalu, Inc.	76,328	0.0
44,700		Sysco Corp.	1,311,051	0.2
121,700		Tyson Foods, Inc.	2,511,888	0.4
70,500		Walgreen Co.	2,330,730	0.3
91,152		Wal-Mart Stores, Inc.	5,447,243	0.8
8,000		Whole Foods Market, Inc.	556,640	0.1
		85,485,770		12.6

		Energy: 12.0%
3,077	@	Alpha Natural Resources, Inc.	62,863	0.0
17,700		Anadarko Petroleum Corp.	1,351,041	0.2
21,200		Apache Corp.	1,920,296	0.3
19,500		Baker Hughes, Inc.	948,480	0.1
2,900		Cabot Oil & Gas Corp.	220,110	0.0
5,900	@	Cameron International Corp.	290,221	0.0
27,600		Chesapeake Energy Corp.	615,204	0.1
104,458		Chevron Corp.	11,114,331	1.6
64,800		ConocoPhillips	4,721,976	0.7
4,800		Consol Energy, Inc.	176,160	0.0
121,200	@	Denbury Resources, Inc.	1,830,120	0.3
67,700		Devon Energy Corp.	4,197,400	0.6
54,200	L	Diamond Offshore Drilling	2,995,092	0.4
45,000		El Paso Corp.	1,195,650	0.2
3,900		EOG Resources, Inc.	384,189	0.1
1,200		EQT Corp.	65,748	0.0
248,954		ExxonMobil Corp.	21,101,341	3.1
5,600	@	FMC Technologies, Inc.	292,488	0.0
52,100		Halliburton Co.	1,797,971	0.3
11,100		Helmerich & Payne, Inc.	647,796	0.1
28,000		Hess Corp.	1,590,400	0.2
113,200		Marathon Oil Corp.	3,313,364	0.5
17,250		Marathon Petroleum Corp.	574,253	0.1
9,000		Murphy Oil Corp.	501,660	0.1
15,300	@	Nabors Industries Ltd.	265,302	0.0
13,204		National Oilwell Varco, Inc.	897,740	0.1
10,600	@	Newfield Exploration Co.	399,938	0.1
11,500		Noble Corp.	347,530	0.1
4,700		Noble Energy, Inc.	443,633	0.1
22,300		Occidental Petroleum Corp.	2,089,510	0.3
20,400		Peabody Energy Corp.	675,444	0.1
3,400		Pioneer Natural Resources Co.	304,232	0.1
3,400		QEP Resources, Inc.	99,620	0.0
4,700		Range Resources Corp.	291,118	0.0
28,800	@	Rowan Cos., Inc.	873,504	0.1
67,554		Schlumberger Ltd.	4,614,614	0.7
20,300	@	Southwestern Energy Co.	648,382	0.1
11,900		Spectra Energy Corp.	365,925	0.1
65,000		Sunoco, Inc.	2,666,300	0.4
55,700	@	Tesoro Corp.	1,301,152	0.2
129,000		Valero Energy Corp.	2,715,450	0.4
11,200		Williams Cos., Inc.	369,824	0.1
		81,277,372		12.0

		Financials: 13.9%
15,000		ACE Ltd.	1,051,800	0.2
26,795		Aflac, Inc.	1,159,152	0.2
17,500		Allstate Corp.	479,675	0.1
28,500		American Express Co.	1,344,345	0.2
29,100	@	American International Group, Inc.	675,120	0.1
33,000		Ameriprise Financial, Inc.	1,638,120	0.2
20,000		AON Corp.	936,000	0.1
43,100		Apartment Investment & Management Co.	987,421	0.1
68,600		Assurant, Inc.	2,816,716	0.4
1,230		AvalonBay Communities, Inc.	160,638	0.0
637,750		Bank of America Corp.	3,545,890	0.5
37,000		Bank of New York Mellon Corp.	736,670	0.1
46,700		BB&T Corp.	1,175,439	0.2
103,200	@	Berkshire Hathaway, Inc.	7,874,160	1.2
3,300		Blackrock, Inc.	588,192	0.1
1,839		Boston Properties, Inc.	183,164	0.0
23,200		Capital One Financial Corp.	981,128	0.1
37,400		Charles Schwab Corp.	421,124	0.1
12,100		Chubb Corp.	837,562	0.1
6,100		Cincinnati Financial Corp.	185,806	0.0
127,090		Citigroup, Inc.	3,343,738	0.5
5,233		CME Group, Inc.	1,275,125	0.2
119,800		Discover Financial Services	2,875,200	0.4
6,600	@	E*Trade Financial Corp.	52,536	0.0
3,800		Equity Residential	216,714	0.0
115,600	L	Federated Investors, Inc.	1,751,340	0.3
12,172		Fifth Third Bancorp.	154,828	0.0
58,200		First Horizon National Corp.	465,600	0.1
14,400		Franklin Resources, Inc.	1,383,264	0.2
19,328		Goldman Sachs Group, Inc.	1,747,831	0.3
15,500		Hartford Financial Services Group, Inc.	251,875	0.0
56,900		HCP, Inc.	2,357,367	0.4
7,786		Health Care Real Estate Investment Trust, Inc.	424,571	0.1
17,100		Host Hotels & Resorts, Inc.	252,567	0.0
6,800		Hudson City Bancorp., Inc.	42,500	0.0
31,400		Huntington Bancshares, Inc.	172,386	0.0
19,500	@	IntercontinentalExchange, Inc.	2,350,725	0.4
8,600	@	Invesco Ltd.	172,774	0.0
187,751		JPMorgan Chase & Co.	6,242,721	0.9
306,700		Keycorp	2,358,523	0.4
73,600		Kimco Realty Corp.	1,195,264	0.2
18,700		Legg Mason, Inc.	449,735	0.1
14,000		Leucadia National Corp.	318,360	0.1
65,600		Lincoln National Corp.	1,273,952	0.2
8,300		Loews Corp.	312,495	0.0
18,600		M&T Bank Corp.	1,419,924	0.2
44,800		Marsh & McLennan Cos., Inc.	1,416,576	0.2
37,200		Metlife, Inc.	1,159,896	0.2
57,100		Moody's Corp.	1,923,128	0.3
39,700		Morgan Stanley	600,661	0.1
2,000	@	Nasdaq Stock Market, Inc.	49,020	0.0
11,100		Northern Trust Corp.	440,226	0.1
10,300		NYSE Euronext	268,830	0.0
123,700		People's United Financial, Inc.	1,589,545	0.2
22,400		Plum Creek Timber Co., Inc.	818,944	0.1
17,400		PNC Financial Services Group, Inc.	1,003,458	0.2
6,100		Principal Financial Group, Inc.	150,060	0.0
20,100		Progressive Corp.	392,151	0.1
86,267		ProLogis, Inc.	2,466,373	0.4
30,900		Prudential Financial, Inc.	1,548,708	0.2
1,800		Public Storage, Inc.	242,028	0.0
351,200		Regions Financial Corp.	1,510,160	0.2
5,940		Simon Property Group, Inc.	765,904	0.1
79,200		SLM Corp.	1,061,280	0.2
15,647		State Street Corp.	630,730	0.1
99,900		SunTrust Bank	1,768,230	0.3
22,400		T. Rowe Price Group, Inc.	1,275,680	0.2
27,850		Torchmark Corp.	1,208,411	0.2
19,696		Travelers Cos., Inc.	1,165,412	0.2
74,061		UnumProvident Corp.	1,560,465	0.2
24,133		US Bancorp.	652,798	0.1
3,703		Ventas, Inc.	204,146	0.0
19,517		Vornado Realty Trust	1,500,077	0.2
180,485		Wells Fargo & Co.	4,974,167	0.7
12,500		Weyerhaeuser Co.	233,375	0.0
11,800		XL Group PLC	233,286	0.0
55,000		Zions Bancorp.	895,400	0.1
		94,349,162		13.9

		Health Care: 10.4%
48,334		Abbott Laboratories	2,717,821	0.4
39,900		Aetna, Inc.	1,683,381	0.2
3,100	@	Agilent Technologies, Inc.	108,283	0.0
5,000		Allergan, Inc.	438,700	0.1
59,308		AmerisourceBergen Corp.	2,205,665	0.3
62,035		Amgen, Inc.	3,983,267	0.6
34,300		Baxter International, Inc.	1,697,164	0.3
22,700		Becton Dickinson & Co.	1,696,144	0.3
5,300	@	Biogen Idec, Inc.	583,265	0.1
210,700	@	Boston Scientific Corp.	1,125,138	0.2
44,000		Bristol-Myers Squibb Co.	1,550,560	0.2
18,100		Cardinal Health, Inc.	735,041	0.1
24,500	@	Celgene Corp.	1,656,200	0.2
400	@	Cerner Corp.	24,500	0.0
38,300		Cigna Corp.	1,608,600	0.2
11,400		Covidien PLC	513,114	0.1
4,900		CR Bard, Inc.	418,950	0.1
29,900	@	DaVita, Inc.	2,266,719	0.3
4,100	@	Edwards Lifesciences Corp.	289,870	0.0
80,500		Eli Lilly & Co.	3,345,580	0.5
2,200	@	Express Scripts, Inc.	98,318	0.0
1,600	@	Forest Laboratories, Inc.	48,416	0.0
113,800	@	Gilead Sciences, Inc.	4,657,834	0.7
28,067		Humana, Inc.	2,458,950	0.4
900	@	Intuitive Surgical, Inc.	416,709	0.1
96,523		Johnson & Johnson	6,329,978	0.9
300	@	Laboratory Corp. of America Holdings	25,791	0.0
13,500	@	Life Technologies Corp.	525,285	0.1
34,172		McKesson Corp.	2,662,341	0.4
25,808	@	Medco Health Solutions, Inc.	1,442,667	0.2
24,200		Medtronic, Inc.	925,650	0.1
111,962		Merck & Co., Inc.	4,220,967	0.6
80,700	@	Mylan Laboratories	1,731,822	0.3
1,700		Patterson Cos., Inc.	50,184	0.0
121,400		PerkinElmer, Inc.	2,428,000	0.4
254,462		Pfizer, Inc.	5,506,558	0.8
14,200		St. Jude Medical, Inc.	487,060	0.1
7,700		Stryker Corp.	382,767	0.1
300	@	Tenet Healthcare Corp.	1,539	0.0
1,629	@	Thermo Fisher Scientific, Inc.	73,256	0.0
48,738		UnitedHealth Group, Inc.	2,470,042	0.4
2,500	@	Varian Medical Systems, Inc.	167,825	0.0
39,300	@	Watson Pharmaceuticals, Inc.	2,371,362	0.3
16,600		WellPoint, Inc.	1,099,750	0.2
17,600		Zimmer Holdings, Inc.	940,192	0.1
		70,171,225		10.4

		Industrials: 11.3%
13,000		3M Co.	1,062,490	0.2
31,502		Avery Dennison Corp.	903,477	0.1
29,000		Boeing Co.	2,127,150	0.3
25,000		Caterpillar, Inc.	2,265,000	0.3
18,500		CH Robinson Worldwide, Inc.	1,290,930	0.2
6,400		Cooper Industries PLC	346,560	0.1
115,000		CSX Corp.	2,421,900	0.4
10,800		Cummins, Inc.	950,616	0.1
21,100		Danaher Corp.	992,544	0.1
15,900		Deere & Co.	1,229,865	0.2
21,000		Dover Corp.	1,219,050	0.2
27,900		Eaton Corp.	1,214,487	0.2
33,159		Emerson Electric Co.	1,544,878	0.2
4,300		Expeditors International Washington, Inc.	176,128	0.0
1,600	L	Fastenal Co.	69,776	0.0
19,800		FedEx Corp.	1,653,498	0.2
3,000		Flowserve Corp.	297,960	0.0
31,600		Fluor Corp.	1,587,900	0.2
31,300		General Dynamics Corp.	2,078,633	0.3
329,394		General Electric Co.	5,899,447	0.9
7,500		Goodrich Corp.	927,750	0.1
35,400		Honeywell International, Inc.	1,923,990	0.3
37,400		Illinois Tool Works, Inc.	1,746,954	0.3
12,500		Ingersoll-Rand PLC	380,875	0.1
25,500	@	Jacobs Engineering Group, Inc.	1,034,790	0.2
4,000		Joy Global, Inc.	299,880	0.0
38,900		L-3 Communications Holdings, Inc.	2,593,852	0.4
42,732		Lockheed Martin Corp.	3,457,019	0.5
20,700		Masco Corp.	216,936	0.0
14,828		Norfolk Southern Corp.	1,080,368	0.2
61,500		Northrop Grumman Corp.	3,596,520	0.5
14,100		Paccar, Inc.	528,327	0.1
3,600		Pall Corp.	205,740	0.0
33,900		Parker Hannifin Corp.	2,584,875	0.4
11,400	L	Pitney Bowes, Inc.	211,356	0.0
14,800		Precision Castparts Corp.	2,438,892	0.4
12,500	@	Quanta Services, Inc.	269,250	0.0
52,400		Raytheon Co.	2,535,112	0.4
200		Robert Half International, Inc.	5,692	0.0
6,000		Rockwell Automation, Inc.	440,220	0.1
6,100		Rockwell Collins, Inc.	337,757	0.0
10,600		Roper Industries, Inc.	920,822	0.1
133,400	L	RR Donnelley & Sons Co.	1,924,962	0.3
38,000		Ryder System, Inc.	2,019,320	0.3
57,200		Snap-On, Inc.	2,895,464	0.4
32,500		Southwest Airlines Co.	278,200	0.0
9,000		Stanley Black & Decker, Inc.	608,400	0.1
14,271	@	Stericycle, Inc.	1,111,996	0.2
22,400		Textron, Inc.	414,176	0.1
27,200		Tyco International Ltd.	1,270,512	0.2
29,300		Union Pacific Corp.	3,104,042	0.5
17,200		United Parcel Service, Inc. - Class B	1,258,868	0.2
38,597		United Technologies Corp.	2,821,055	0.4
9,200		WW Grainger, Inc.	1,722,148	0.3
7,700		Xylem, Inc.	197,813	0.0
		76,696,222		11.3

		Information Technology: 17.4%
15,500		Accenture PLC	825,065	0.1
29,700	@	Adobe Systems, Inc.	839,619	0.1
4,500	@	Akamai Technologies, Inc.	145,260	0.0
36,100		Altera Corp.	1,339,310	0.2
800		Amphenol Corp.	36,312	0.0
37,600		Analog Devices, Inc.	1,345,328	0.2
53,293	@	Apple, Inc.	21,583,665	3.2
5,600		Applied Materials, Inc.	59,976	0.0
11,400	@	Autodesk, Inc.	345,762	0.1
15,300		Automatic Data Processing, Inc.	826,353	0.1
93,200	@	BMC Software, Inc.	3,055,096	0.5
60,200		Broadcom Corp.	1,767,472	0.3
18,862		CA, Inc.	381,295	0.1
63,070		Cisco Systems, Inc.	1,140,306	0.2
6,500	@	Citrix Systems, Inc.	394,680	0.1
8,300	@	Cognizant Technology Solutions Corp.	533,773	0.1
4,700		Computer Sciences Corp.	111,390	0.0
–	@	Compuware Corp.	–	–
55,300		Corning, Inc.	717,794	0.1
177,000	@	Dell, Inc.	2,589,510	0.4
55,107	@	eBay, Inc.	1,671,395	0.3
5,600	@	Electronic Arts, Inc.	115,360	0.0
28,550	@	EMC Corp.	614,967	0.1
200	@	F5 Networks, Inc.	21,224	0.0
12,600		Fidelity National Information Services, Inc.	335,034	0.1
233	@,L	First Solar, Inc.	7,866	0.0
4,772	@	Fiserv, Inc.	280,307	0.0
600		Flir Systems, Inc.	15,042	0.0
13,580	@	Google, Inc. - Class A	8,771,322	1.3
32,876		Hewlett-Packard Co.	846,886	0.1
58,769		International Business Machines Corp.	10,806,444	1.6
91,610		Intel Corp.	2,221,543	0.3
8,000		Intuit, Inc.	420,720	0.1
2,700		Jabil Circuit, Inc.	53,082	0.0
7,600	@	Juniper Networks, Inc.	155,116	0.0
39,500		Lexmark International, Inc.	1,306,265	0.2
9,900		Linear Technology Corp.	297,297	0.0
150,800	@	LSI Logic Corp.	897,260	0.1
14,075		Mastercard, Inc.	5,247,441	0.8
49,300	@	Micron Technology, Inc.	310,097	0.1
585,016		Microsoft Corp.	15,187,015	2.2
10,800		Molex, Inc.	257,688	0.0
17,887	@	Motorola Mobility Holdings, Inc.	694,016	0.1
15,028		Motorola Solutions, Inc.	695,646	0.1
7,805	@	NetApp, Inc.	283,087	0.0
9,600	@	Novellus Systems, Inc.	396,384	0.1
18,000	@	Nvidia Corp.	249,480	0.0
210,526		Oracle Corp.	5,399,992	0.8
12,200		Paychex, Inc.	367,342	0.1
33,716		Qualcomm, Inc.	1,844,265	0.3
9,502	@	Red Hat, Inc.	392,338	0.1
160,200	@	SAIC, Inc.	1,968,858	0.3
2,700	@,L	Salesforce.com, Inc.	273,942	0.0
19,900	@	Sandisk Corp.	979,279	0.1
103,700	@	Symantec Corp.	1,622,905	0.2
7,700	@	TE Connectivity Ltd.	237,237	0.0
8,412	@	Teradata Corp.	408,066	0.1
114,000	@	Teradyne, Inc.	1,553,820	0.2
5,800		Texas Instruments, Inc.	168,838	0.0
112,300		Total System Services, Inc.	2,196,588	0.3
8,600		VeriSign, Inc.	307,192	0.0
34,600		Visa, Inc.	3,512,938	0.5
79,900	@	Western Digital Corp.	2,472,905	0.4
128,300		Western Union Co.	2,342,758	0.4
68,100		Xerox Corp.	542,076	0.1
5,300		Xilinx, Inc.	169,918	0.0
52,000	@	Yahoo!, Inc.	838,760	0.1
		117,795,967		17.4

		Materials: 2.9%
3,300		Air Products & Chemicals, Inc.	281,127	0.1
11,500		Airgas, Inc.	897,920	0.1
26,500		Alcoa, Inc.	229,225	0.0
5,400		Allegheny Technologies, Inc.	258,120	0.0
13,700		CF Industries Holdings, Inc.	1,986,226	0.3
21,400		Cliffs Natural Resources, Inc.	1,334,290	0.2
19,700		Dow Chemical Co.	566,572	0.1
44,900		Eastman Chemical Co.	1,753,794	0.3
23,200		EI Du Pont de Nemours & Co.	1,062,096	0.2
2,100		FMC Corp.	180,684	0.0
69,000		Freeport-McMoRan Copper & Gold, Inc.	2,538,510	0.4
40,800		International Flavors & Fragrances, Inc.	2,138,736	0.3
12,500		Monsanto Co.	875,875	0.1
2,900		Mosaic Co/The	146,247	0.0
20,000		Newmont Mining Corp.	1,200,200	0.2
14,400		Nucor Corp.	569,808	0.1
1,636		Praxair, Inc.	174,888	0.0
94,400		Sealed Air Corp.	1,624,624	0.3
13,800		Sigma-Aldrich Corp.	861,948	0.1
9,500	L	United States Steel Corp.	251,370	0.0
9,600	L	Vulcan Materials Co.	377,760	0.1
		19,310,020		2.9

		Telecommunications: 3.0%
37,500		American Tower Corp.	2,250,375	0.3
242,556		AT&T, Inc.	7,334,894	1.1
29,436		CenturyTel, Inc.	1,095,019	0.2
20,328		Frontier Communications Corp.	104,689	0.0
74,400	@	MetroPCS Communications, Inc.	645,792	0.1
19,200	@	Sprint Nextel Corp.	44,928	0.0
190,516		Verizon Communications, Inc.	7,643,502	1.1
79,700		Windstream Corp.	935,678	0.2
		20,054,877		3.0

		Utilities: 5.4%
40,700	@	AES Corp.	481,888	0.1
50,900		Ameren Corp.	1,686,317	0.2
30,500		American Electric Power Co., Inc.	1,259,955	0.2
186,800		CenterPoint Energy, Inc.	3,752,812	0.6
155,400		CMS Energy Corp.	3,431,232	0.5
12,600		Consolidated Edison, Inc.	781,578	0.1
10,500		Constellation Energy Group, Inc.	416,535	0.1
53,300		Dominion Resources, Inc.	2,829,164	0.4
14,586		DTE Energy Co.	794,208	0.1
62,400		Duke Energy Corp.	1,372,800	0.2
15,500		Edison International	641,700	0.1
8,000		Entergy Corp.	584,400	0.1
31,000		Exelon Corp.	1,344,470	0.2
47,000		FirstEnergy Corp.	2,082,100	0.3
3,600		Integrys Energy Group, Inc.	195,048	0.0
18,700		NextEra Energy, Inc.	1,138,456	0.2
10,200		NiSource, Inc.	242,862	0.0
34,100		Northeast Utilities	1,229,987	0.2
41,200	@	NRG Energy, Inc.	746,544	0.1
4,500		Oneok, Inc.	390,105	0.1
60,000		Pepco Holdings, Inc.	1,218,000	0.2
41,900		Pacific Gas & Electric Co.	1,727,118	0.3
4,800		Pinnacle West Capital Corp.	231,264	0.0
27,000		PPL Corp.	794,340	0.1
13,800		Progress Energy, Inc.	773,076	0.1
25,900		Public Service Enterprise Group, Inc.	854,959	0.1
8,602		SCANA Corp.	387,606	0.1
37,322		Sempra Energy	2,052,710	0.3
39,800		Southern Co.	1,842,342	0.3
12,600		TECO Energy, Inc.	241,164	0.0
8,800		Wisconsin Energy Corp.	307,648	0.0
23,000		Xcel Energy, Inc.	635,720	0.1
		36,468,108		5.4

	Total Common Stock
	(Cost $652,550,932)	669,584,087		98.9

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
		Securities Lending Collateralcc(1): 1.2%
1,920,027		Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $1,920,052, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $1,958,428, due 06/01/17-09/01/44)	1,920,027	0.3
1,920,027		Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,920,044, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $1,958,428, due 01/19/12-12/20/41)	1,920,027	0.3
1,920,027		Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,920,048, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,958,428, due 06/28/12-11/01/41)	1,920,027	0.3
1,920,027		Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,920,048, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $1,958,428, due 04/01/20-12/01/48)	1,920,027	0.3
404,215		Mizuho Securities USA Inc., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $404,219, collateralized by various U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $412,299, due 08/01/13-10/01/47)	404,215	0.0
		8,084,323		1.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
6,655,900	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $6,655,900)	$ 6,655,900	1.0

	Total Short-Term Investments
	(Cost $14,740,223)	14,740,223	2.2

	Total Investments in Securities (Cost $667,291,155)	$ 684,324,310	101.1
	Liabilities in Excess of Other Assets	(7,261,128)	(1.1)
	Net Assets	$ 677,063,182	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $677,906,933.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$46,606,829
Gross Unrealized Depreciation	(40,189,452)
Net Unrealized Appreciation	$6,417,377

PORTFOLIO OF INVESTMENTS
ING Index Plus MidCap Portfolio	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.4%
		Consumer Discretionary: 12.5%
54,200	@	99 Cents Only Stores	$ 1,189,690	0.2
44,200		Aaron's, Inc.	1,179,256	0.2
26,494		Advance Auto Parts, Inc.	1,844,777	0.3
99,100	@	Aeropostale, Inc.	1,511,275	0.2
11,600	@	AMC Networks, Inc.	435,928	0.1
46,450		American Eagle Outfitters	710,220	0.1
22,800		American Greetings Corp.	285,228	0.0
11,200	@	ANN, Inc.	277,536	0.0
71,467	@	Ascena Retail Group, Inc.	2,123,999	0.4
26,473	@	Bally Technologies, Inc.	1,047,272	0.2
17,000		Bob Evans Farms, Inc.	570,180	0.1
65,999		Brinker International, Inc.	1,766,133	0.3
13,300	@	Cheesecake Factory	390,355	0.1
202,135		Chico's FAS, Inc.	2,251,784	0.4
23,300	@	Collective Brands, Inc.	334,821	0.1
27,800	@	Deckers Outdoor Corp.	2,100,846	0.3
57,300		Dick's Sporting Goods, Inc.	2,113,224	0.4
21,800	@,L	DreamWorks Animation SKG, Inc.	361,771	0.1
45,400		Foot Locker, Inc.	1,082,336	0.2
41,699	@	Fossil, Inc.	3,309,233	0.5
46,768		Gentex Corp.	1,383,865	0.2
17,017		Guess ?, Inc.	507,447	0.1
107,400	@	Hanesbrands, Inc.	2,347,764	0.4
16,000		International Speedway Corp.	405,600	0.1
32,240	@,L	ITT Educational Services, Inc.	1,834,134	0.3
50,783	X	J. Crew Escrow	–	–
26,703		John Wiley & Sons, Inc.	1,185,613	0.2
17,589	@,L	Lamar Advertising Co.	483,698	0.1
14,100	@	Life Time Fitness, Inc.	659,175	0.1
113,900	@	LKQ Corp.	3,426,112	0.6
16,400		Matthews International Corp.	515,452	0.1
13,900		MDC Holdings, Inc.	245,057	0.0
6,500	L	Meredith Corp.	212,225	0.0
17,363	@	Mohawk Industries, Inc.	1,039,176	0.2
45,500	@	New York Times Co.	351,715	0.1
2,601	@	NVR, Inc.	1,784,286	0.3
446,800	@	Office Depot, Inc.	960,620	0.2
9,700	@	Panera Bread Co.	1,372,065	0.2
86,225		Petsmart, Inc.	4,422,480	0.7
57,600		Polaris Industries, Inc.	3,224,448	0.5
25,362		PVH Corp.	1,787,767	0.3
21,000		RadioShack Corp.	203,910	0.0
70,400		Rent-A-Center, Inc.	2,604,800	0.4
113,198	@,L	Saks, Inc.	1,103,680	0.2
14,100		Scholastic Corp.	422,577	0.1
32,600	@	Scientific Games Corp.	316,220	0.1
133,095		Service Corp. International	1,417,462	0.2
52,645		Sotheby's	1,501,962	0.2
10,000		Thor Industries, Inc.	274,300	0.0
29,500	@	Toll Brothers, Inc.	602,390	0.1
52,900		Tractor Supply Co.	3,710,935	0.6
50,149		Tupperware Corp.	2,806,840	0.5
7,900	@	Under Armour, Inc.	567,141	0.1
30,000	@	Valassis Communications, Inc.	576,900	0.1
43,350	@	Warnaco Group, Inc.	2,169,234	0.4
377,342		Wendy's Company	2,022,553	0.3
28,189		Williams-Sonoma, Inc.	1,085,277	0.2
16,874	@	WMS Industries, Inc.	346,254	0.1
		74,766,998		12.5

		Consumer Staples: 3.9%
54,956		Church & Dwight Co., Inc.	2,514,787	0.4
26,700		Corn Products International, Inc.	1,404,153	0.3
46,964	@	Energizer Holdings, Inc.	3,638,771	0.6
73,300		Flowers Foods, Inc.	1,391,234	0.2
51,664	@,L	Green Mountain Coffee Roasters, Inc.	2,317,130	0.4
31,352	@	Hansen Natural Corp.	2,888,773	0.5
11,200		Lancaster Colony Corp.	776,608	0.1
19,132	@	Ralcorp Holdings, Inc.	1,635,786	0.3
27,600		Ruddick Corp.	1,176,864	0.2
130,543	@	Smithfield Foods, Inc.	3,169,584	0.5
14,000		Tootsie Roll Industries, Inc.	331,380	0.1
41,900		Universal Corp.	1,925,724	0.3
		23,170,794		3.9

		Energy: 6.1%
156,469		Arch Coal, Inc.	2,270,365	0.4
60,136	@	Atwood Oceanics, Inc.	2,392,812	0.4
18,176	@	Bill Barrett Corp.	619,256	0.1
4,500		CARBO Ceramics, Inc.	554,985	0.1
62,073		Cimarex Energy Co.	3,842,319	0.6
21,600	@	Dresser-Rand Group, Inc.	1,078,056	0.2
7,300	@	Dril-Quip, Inc.	480,486	0.1
35,013	@	Forest Oil Corp.	474,426	0.1
125,800	@	Helix Energy Solutions Group, Inc.	1,987,640	0.3
165,934		HollyFrontier Corp.	3,882,856	0.6
35,500	@,L	Northern Oil And Gas, Inc.	851,290	0.1
38,132		Oceaneering International, Inc.	1,759,029	0.3
15,200	@	Oil States International, Inc.	1,160,824	0.2
20,700	@,L	Patriot Coal Corp.	175,329	0.0
89,600		Patterson-UTI Energy, Inc.	1,790,208	0.3
106,671	@	Plains Exploration & Production Co.	3,916,959	0.7
22,500		SM Energy Co.	1,644,750	0.3
71,164		Southern Union Co.	2,996,716	0.5
83,371	@	Superior Energy Services	2,371,071	0.4
10,818		Tidewater, Inc.	533,327	0.1
43,849	@	Unit Corp.	2,034,594	0.3
		36,817,298		6.1

		Financials: 19.9%
15,972	@	Affiliated Managers Group, Inc.	1,532,513	0.3
51,491		Alexandria Real Estate Equities, Inc.	3,551,334	0.6
72,700		American Financial Group, Inc.	2,681,903	0.4
281,000		Apollo Investment Corp.	1,809,640	0.3
28,400		Arthur J. Gallagher & Co.	949,696	0.2
17,000		Aspen Insurance Holdings Ltd.	450,500	0.1
52,800		Associated Banc-Corp.	589,776	0.1
131,700		Bancorpsouth, Inc.	1,451,334	0.2
52,900		Bank of Hawaii Corp.	2,353,521	0.4
59,736		BRE Properties, Inc.	3,015,473	0.5
19,500		Brown & Brown, Inc.	441,285	0.1
18,887		Camden Property Trust	1,175,527	0.2
44,186		Cathay General Bancorp.	659,697	0.1
13,100		City National Corp.	578,758	0.1
72,286		Commerce Bancshares, Inc.	2,755,542	0.5
97,800		Corporate Office Properties Trust SBI MD	2,079,228	0.3
15,261		Cullen/Frost Bankers, Inc.	807,459	0.1
52,631		Duke Realty Corp.	634,204	0.1
31,100		East-West Bancorp., Inc.	614,225	0.1
116,954		Eaton Vance Corp.	2,764,793	0.5
33,500		Equity One, Inc.	568,830	0.1
11,005		Essex Property Trust, Inc.	1,546,312	0.3
18,874		Everest Re Group Ltd.	1,587,115	0.3
45,300		Federal Realty Investment Trust	4,110,975	0.7
182,800		Fidelity National Title Group, Inc.	2,912,004	0.5
59,200		First American Financial Corp.	750,064	0.1
283,655		First Niagara Financial Group, Inc.	2,447,943	0.4
32,900		FirstMerit Corp.	497,777	0.1
64,601		Fulton Financial Corp.	633,736	0.1
47,600		Hancock Holding Co.	1,521,772	0.3
58,655		Hanover Insurance Group, Inc.	2,049,992	0.3
101,024		HCC Insurance Holdings, Inc.	2,778,160	0.5
73,980		Highwoods Properties, Inc.	2,194,987	0.4
4,900		Home Properties, Inc.	282,093	0.0
111,800		Hospitality Properties Trust	2,569,164	0.4
30,000		International Bancshares Corp.	550,050	0.1
39,964		Jefferies Group, Inc.	549,505	0.1
40,689		Jones Lang LaSalle, Inc.	2,492,608	0.4
28,196		Kemper Corp.	823,605	0.1
98,047		Liberty Property Trust	3,027,691	0.5
53,825		Macerich Co.	2,723,545	0.5
72,675		Mack-Cali Realty Corp.	1,939,696	0.3
20,300		Mercury General Corp.	926,086	0.2
97,637	@	MSCI, Inc. - Class A	3,215,186	0.5
311,697		New York Community Bancorp., Inc.	3,855,692	0.6
67,600		Old Republic International Corp.	626,652	0.1
112,400		Omega Healthcare Investors, Inc.	2,174,940	0.4
59,900		Potlatch Corp.	1,863,489	0.3
5,900		Prosperity Bancshares, Inc.	238,065	0.0
11,596		Protective Life Corp.	261,606	0.0
92,235		Raymond James Financial, Inc.	2,855,596	0.5
37,874		Rayonier, Inc.	1,690,317	0.3
101,100		Realty Income Corp.	3,534,456	0.6
27,200		Regency Centers Corp.	1,023,264	0.2
64,643		Reinsurance Group of America, Inc.	3,377,597	0.6
78,692		SEI Investments Co.	1,365,306	0.2
51,077		Senior Housing Properties Trust	1,146,168	0.2
31,600		SL Green Realty Corp.	2,105,824	0.3
40,034		Stancorp Financial Group, Inc.	1,471,249	0.2
13,500	@	SVB Financial Group	643,815	0.1
14,600		Taubman Centers, Inc.	906,660	0.1
157,500		TCF Financial Corp.	1,625,400	0.3
31,715		Transatlantic Holdings, Inc.	1,735,762	0.3
35,964		Trustmark Corp.	873,566	0.1
73,700		UDR, Inc.	1,849,870	0.3
153,125	L	Valley National Bancorp.	1,894,156	0.3
84,300		Waddell & Reed Financial, Inc.	2,088,111	0.3
22,300		Washington Federal, Inc.	311,977	0.1
23,600		Webster Financial Corp.	481,204	0.1
21,172		Weingarten Realty Investors	461,973	0.1
44,500		Westamerica Bancorp.	1,953,550	0.3
98,000		WR Berkley Corp.	3,370,220	0.6
		119,381,789		19.9

		Health Care: 9.0%
66,000	@	Allscripts Healthcare Solutions, Inc.	1,250,040	0.2
47,500	@	AMERIGROUP Corp.	2,806,300	0.5
10,985	@	Bio-Rad Laboratories, Inc.	1,054,999	0.2
12,100	@	Catalyst Health Solutions, Inc.	629,200	0.1
10,700	@	Charles River Laboratories International, Inc.	292,431	0.0
109,262	@	Community Health Systems, Inc.	1,906,622	0.3
46,000		Cooper Cos., Inc.	3,243,920	0.5
22,118	@	Covance, Inc.	1,011,235	0.2
96,279	@	Endo Pharmaceuticals Holdings, Inc.	3,324,514	0.5
9,400	@	Gen-Probe, Inc.	555,728	0.1
289,985	@	Health Management Associates, Inc.	2,137,189	0.3
21,615	@	Health Net, Inc.	657,528	0.1
33,696	@	Henry Schein, Inc.	2,171,033	0.4
20,583		Hill-Rom Holdings, Inc.	693,441	0.1
94,506	@	Hologic, Inc.	1,654,800	0.3
45,306	@,L	Idexx Laboratories, Inc.	3,486,750	0.6
9,800	@	LifePoint Hospitals, Inc.	364,070	0.1
93,997		Lincare Holdings, Inc.	2,416,663	0.4
16,000	@	Masimo Corp.	298,960	0.0
10,789		Medicis Pharmaceutical Corp.	358,734	0.1
38,200	@	Mednax, Inc.	2,750,782	0.5
19,324	@	Mettler Toledo International, Inc.	2,854,348	0.5
31,566		Omnicare, Inc.	1,087,449	0.2
14,200		Owens & Minor, Inc.	394,618	0.1
125,146	@	Resmed, Inc.	3,178,708	0.5
10,631		Steris Corp.	317,016	0.0
20,837		Techne Corp.	1,422,334	0.2
8,393		Teleflex, Inc.	514,407	0.1
14,562	@	Thoratec Corp.	488,701	0.1
56,165	@	United Therapeutics Corp.	2,653,796	0.4
78,259		Universal Health Services, Inc.	3,041,145	0.5
14,100	@	VCA Antech, Inc.	278,475	0.0
85,650	@	Vertex Pharmaceuticals, Inc.	2,844,437	0.5
41,045	@	WellCare Health Plans, Inc.	2,154,863	0.4
		54,295,236		9.0

		Industrials: 15.9%
10,300		Acuity Brands, Inc.	545,900	0.1
110,800	@	Aecom Technology Corp.	2,279,156	0.4
77,600	@	AGCO Corp.	3,334,472	0.6
32,437	@	Alaska Air Group, Inc.	2,435,694	0.4
23,400		Alexander & Baldwin, Inc.	955,188	0.2
29,359		Alliant Techsystems, Inc.	1,678,160	0.3
65,950		Ametek, Inc.	2,776,495	0.5
32,914	@	BE Aerospace, Inc.	1,274,101	0.2
59,200		Brink's Co.	1,591,296	0.3
13,043		Carlisle Cos., Inc.	577,805	0.1
8,600	@	Clean Harbors, Inc.	548,078	0.1
66,638		Con-way, Inc.	1,943,164	0.3
14,646	@	Copart, Inc.	701,397	0.1
19,400		Corporate Executive Board Co.	739,140	0.1
107,647	@	Corrections Corp. of America	2,192,769	0.4
9,172		Crane Co.	428,424	0.1
28,700		Deluxe Corp.	653,212	0.1
28,712		Donaldson Co., Inc.	1,954,713	0.3
39,400	@	Esterline Technologies Corp.	2,205,218	0.4
86,700	@	Fortune Brands Home & Security, Inc.	1,476,501	0.2
51,232	@	FTI Consulting, Inc.	2,173,261	0.4
16,600		Gardner Denver, Inc.	1,279,196	0.2
9,900		GATX Corp.	432,234	0.1
30,500	@	General Cable Corp.	762,805	0.1
62,300		Graco, Inc.	2,547,447	0.4
73,127		Harsco Corp.	1,504,954	0.2
32,600		Herman Miller, Inc.	601,470	0.1
25,094		HNI, Corp.	654,953	0.1
46,678		Hubbell, Inc.	3,120,891	0.5
54,600	@	Huntington Ingalls Industries, Inc.	1,707,888	0.3
71,600		IDEX Corp.	2,657,076	0.4
27,721		JB Hunt Transport Services, Inc.	1,249,385	0.2
69,700	@	JetBlue Airways Corp.	362,440	0.1
51,759	@	Kansas City Southern	3,520,130	0.6
117,970		KBR, Inc.	3,287,824	0.5
71,600		Kennametal, Inc.	2,614,832	0.4
15,100	@	Kirby Corp.	994,184	0.2
26,400	@	Korn/Ferry International	450,384	0.1
8,953		Landstar System, Inc.	429,028	0.1
14,300		Lennox International, Inc.	482,625	0.1
47,300		Lincoln Electric Holdings, Inc.	1,850,376	0.3
19,849		Manpower, Inc.	709,602	0.1
17,300		Mine Safety Appliances Co.	572,976	0.1
42,100		MSC Industrial Direct Co.	3,012,255	0.5
54,900		Nordson Corp.	2,260,782	0.4
105,000	@	Oshkosh Truck Corp.	2,244,900	0.4
27,470		Pentair, Inc.	914,476	0.2
42,004		Regal-Beloit Corp.	2,140,944	0.4
36,303		Rollins, Inc.	806,653	0.1
21,961	@	Shaw Group, Inc.	590,751	0.1
11,457		SPX Corp.	690,513	0.1
24,168	@	Terex Corp.	326,510	0.1
12,428	@	Thomas & Betts Corp.	678,569	0.1
69,174		Timken Co.	2,677,726	0.4
44,300		Towers Watson & Co.	2,654,899	0.4
17,900		Trinity Industries, Inc.	538,074	0.1
21,500		Triumph Group, Inc.	1,256,675	0.2
56,900	@,L	United Rentals, Inc.	1,681,395	0.3
16,764	@	URS Corp.	588,752	0.1
57,700		UTI Worldwide, Inc.	766,833	0.1
20,000		Valmont Industries, Inc.	1,815,800	0.3
12,371		Wabtec Corp.	865,351	0.1
95,000		Waste Connections, Inc.	3,148,300	0.5
7,500		Watsco, Inc.	492,450	0.1
10,300		Werner Enterprises, Inc.	248,230	0.0
11,516		Woodward Governor Co.	471,350	0.1
		95,129,032		15.9

		Information Technology: 14.8%
18,800	@	ACI Worldwide, Inc.	538,432	0.1
45,800	@	Acxiom Corp.	559,218	0.1
53,548		Adtran, Inc.	1,615,008	0.3
18,500	@	Advent Software, Inc.	450,660	0.1
36,041	@	Alliance Data Systems Corp.	3,742,497	0.6
33,485	@	Ansys, Inc.	1,918,021	0.3
144,800	@	AOL, Inc.	2,186,480	0.4
35,429	@	Arrow Electronics, Inc.	1,325,399	0.2
378,971	@	Atmel Corp.	3,069,665	0.5
113,297	@	Avnet, Inc.	3,522,404	0.6
65,463		Broadridge Financial Solutions ADR	1,476,191	0.2
244,769	@	Cadence Design Systems, Inc.	2,545,598	0.4
19,577	@	Ciena Corp.	236,882	0.0
13,200	@	Concur Technologies, Inc.	670,428	0.1
67,440	@	Convergys Corp.	861,209	0.1
32,200	@	CoreLogic, Inc.	416,346	0.1
37,565	@	Cree, Inc.	827,932	0.1
140,100		Cypress Semiconductor Corp.	2,366,289	0.4
13,023		Diebold, Inc.	391,602	0.1
6,605		DST Systems, Inc.	300,659	0.0
17,984	@	Equinix, Inc.	1,823,578	0.3
29,100		Factset Research Systems, Inc.	2,539,848	0.4
21,700		Fair Isaac Corp.	777,728	0.1
27,700	@	Fairchild Semiconductor International, Inc.	333,508	0.1
81,500	@	Gartner, Inc.	2,833,755	0.5
25,180		Global Payments, Inc.	1,193,028	0.2
33,227	@	Informatica Corp.	1,227,073	0.2
65,509	@	Ingram Micro, Inc.	1,191,609	0.2
207,800	@	Integrated Device Technology, Inc.	1,134,588	0.2
11,200	@	International Rectifier Corp.	217,504	0.0
43,200		Intersil Corp.	451,008	0.1
9,400	@	Itron, Inc.	336,238	0.1
16,900		Jack Henry & Associates, Inc.	568,009	0.1
41,900	@	Lam Research Corp.	1,551,138	0.3
106,900		Lender Processing Services, Inc.	1,610,983	0.3
13,000		Mantech International Corp.	406,120	0.1
52,400	@	Mentor Graphics Corp.	710,544	0.1
65,168	@	Micros Systems, Inc.	3,035,525	0.5
51,950		National Instruments Corp.	1,348,102	0.2
155,700	@	NCR Corp.	2,562,822	0.4
68,211	@	NeuStar, Inc.	2,330,770	0.4
117,600	@	Parametric Technology Corp.	2,147,376	0.4
52,385		Plantronics, Inc.	1,867,001	0.3
55,892	@	Polycom, Inc.	911,040	0.1
121,000	@	QLogic Corp.	1,815,000	0.3
19,338	@	Quest Software, Inc.	359,687	0.1
36,600	@	Rackspace Hosting, Inc.	1,574,166	0.3
57,827	@	RF Micro Devices, Inc.	312,266	0.0
44,700	@	Riverbed Technolgoy, Inc.	1,050,450	0.2
105,142	@	Rovi Corp.	2,584,390	0.4
13,700	@	Semtech Corp.	340,034	0.1
21,500	@,L	Silicon Laboratories, Inc.	933,530	0.2
177,100	@	Skyworks Solutions, Inc.	2,872,562	0.5
63,300		Solera Holdings, Inc.	2,819,382	0.5
113,900	@	Synopsys, Inc.	3,098,080	0.5
8,033	@	Tech Data Corp.	396,910	0.1
45,500	@	TIBCO Software, Inc.	1,087,905	0.2
41,107	@	Trimble Navigation Ltd.	1,784,044	0.3
16,000	@	Valueclick, Inc.	260,640	0.0
58,800	@	Verifone Holdings, Inc.	2,088,576	0.3
211,464	@	Vishay Intertechnology, Inc.	1,901,061	0.3
30,200	@	Zebra Technologies Corp.	1,080,556	0.2
		88,489,054		14.8

		Materials: 6.5%
70,000		Albemarle Corp.	3,605,700	0.6
37,500		Aptargroup, Inc.	1,956,375	0.3
25,034		Ashland, Inc.	1,430,943	0.2
62,000		Cabot Corp.	1,992,680	0.3
7,100		Carpenter Technology Corp.	365,508	0.1
63,900		Commercial Metals Co.	883,737	0.2
30,800		Compass Minerals International, Inc.	2,120,580	0.4
30,354		Cytec Industries, Inc.	1,355,306	0.2
33,200		Domtar Corp.	2,654,672	0.4
21,600		Greif, Inc. - Class A	983,880	0.2
8,500	@	Intrepid Potash, Inc.	192,355	0.0
13,882	L	Martin Marietta Materials, Inc.	1,046,842	0.2
10,100		Minerals Technologies, Inc.	570,953	0.1
10,400		NewMarket Corp.	2,060,344	0.3
99,500		Olin Corp.	1,955,175	0.3
25,232		Packaging Corp. of America	636,856	0.1
29,211		Reliance Steel & Aluminum Co.	1,422,284	0.2
61,200		Rock-Tenn Co.	3,531,240	0.6
22,638		RPM International, Inc.	555,763	0.1
11,400	L	Scotts Miracle-Gro Co.	532,266	0.1
28,100		Sensient Technologies Corp.	1,064,990	0.2
42,200		Silgan Holdings, Inc.	1,630,608	0.3
21,392		Sonoco Products Co.	705,080	0.1
202,528		Steel Dynamics, Inc.	2,663,243	0.4
61,783		Temple-Inland, Inc.	1,959,139	0.3
27,099		Valspar Corp.	1,056,048	0.2
16,900		Worthington Industries	276,822	0.1
		39,209,389		6.5

		Telecommunications: 0.6%
85,800		Telephone & Data Systems, Inc.	2,221,362	0.4
58,644	@	TW Telecom, Inc.	1,136,521	0.2
		3,357,883		0.6

		Utilities: 6.2%
36,000		Alliant Energy Corp.	1,587,960	0.3
32,900		Aqua America, Inc.	725,445	0.1
84,000		Atmos Energy Corp.	2,801,400	0.5
22,189		Black Hills Corp.	745,107	0.1
64,300		Cleco Corp.	2,449,830	0.4
62,800		Energen Corp.	3,140,000	0.5
109,200		Great Plains Energy, Inc.	2,378,376	0.4
94,622		Hawaiian Electric Industries	2,505,590	0.4
10,226		Idacorp, Inc.	433,685	0.1
58,700		MDU Resources Group, Inc.	1,259,702	0.2
26,944		National Fuel Gas Co.	1,497,547	0.2
59,100		NSTAR	2,775,336	0.5
132,596		NV Energy, Inc.	2,167,945	0.4
72,180		OGE Energy Corp.	4,093,328	0.7
25,200		PNM Resources, Inc.	459,396	0.1
46,700		Questar Corp.	927,462	0.1
100,053		UGI Corp.	2,941,558	0.5
45,900		Vectren Corp.	1,387,557	0.2
27,000		Westar Energy, Inc.	777,060	0.1
53,380		WGL Holdings, Inc.	2,360,464	0.4
		37,414,748		6.2

	Total Common Stock
	(Cost $571,504,292)	572,032,221		95.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.4%
	Securities Lending Collateralcc(1): 2.0%
2,868,057	BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $2,868,076, collateralized by various U.S. Government Agency Obligations, 5.000%-6.000%, Market Value plus accrued interest $2,925,418, due 05/15/24-04/15/41)	$ 2,868,057	0.5
2,868,057	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $2,868,095, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $2,925,418, due 06/01/17-09/01/44)	2,868,057	0.4
2,868,057	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $2,868,082, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $2,925,418, due 01/19/12-12/20/41)	2,868,057	0.5
603,802	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $603,807, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $615,878, due 06/28/12-11/01/41)	603,802	0.1
2,868,057	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.02%, due 01/03/12 (Repurchase Amount $2,868,063, collateralized by various U.S. Government Securities, 1.875%-4.000%, Market Value plus accrued interest $2,925,422, due 02/15/15-06/30/15)	2,868,057	0.5
		12,076,030	2.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 4.4%
26,193,800	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $26,193,800)	26,193,800	4.4

	Total Short-Term Investments
	(Cost $38,269,830)	38,269,830	6.4

	Total Investments in Securities (Cost $609,774,122)	$ 610,302,051	101.8
	Liabilities in Excess of Other Assets	(10,702,224)	(1.8)
	Net Assets	$ 599,599,827	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $616,757,282.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$37,592,539
Gross Unrealized Depreciation	(44,047,770)
Net Unrealized Depreciation	$(6,455,231)

PORTFOLIO OF INVESTMENTS
ING Index Plus SmallCap Portfolio	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.0%
		Consumer Discretionary: 13.9%
21,900	@,L	American Public Education, Inc.	$ 947,832	0.3
33,857		Arbitron, Inc.	1,165,019	0.4
7,200	@	Arctic Cat, Inc.	162,360	0.1
13,117		Big 5 Sporting Goods Corp.	136,942	0.1
321	@	Biglari Holdings, Inc.	118,205	0.0
3,800	@	BJ's Restaurants, Inc.	172,216	0.1
3,400	@,L	Blue Nile, Inc.	138,992	0.1
3,100		Blyth, Inc.	176,080	0.1
10,500	@,L	Boyd Gaming Corp.	78,330	0.0
36,400		Brown Shoe Co., Inc.	323,960	0.1
14,289		Brunswick Corp.	258,059	0.1
31,910	L	Buckle, Inc.	1,304,162	0.5
35,300	@	Buffalo Wild Wings, Inc.	2,383,103	0.9
8,426	@	Cabela's, Inc.	214,189	0.1
3,800		Callaway Golf Co.	21,014	0.0
31,449	@	Capella Education Co.	1,133,736	0.4
12,037	@	Carter's, Inc.	479,193	0.2
5,239		Cato Corp.	126,784	0.1
26,700		CEC Entertainment, Inc.	919,815	0.3
4,094	@	Childrens Place Retail Stores, Inc.	217,473	0.1
21,300		Christopher & Banks Corp.	49,842	0.0
6,552	@,L	Coinstar, Inc.	299,033	0.1
36,300	@	Coldwater Creek, Inc.	42,834	0.0
5,104		Cracker Barrel Old Country Store	257,293	0.1
113,708	@	CROCS, Inc.	1,679,467	0.6
123,900	@	Digital Generation, Inc.	1,476,888	0.5
2,749	@	DineEquity, Inc.	116,035	0.0
11,271	@	Drew Industries, Inc.	276,478	0.1
3,100		Ethan Allen Interiors, Inc.	73,501	0.0
19,400	@	EW Scripps Co.	155,394	0.1
7,642		Finish Line	147,376	0.1
2,512		Fred's, Inc.	36,625	0.0
4,410	@	Genesco, Inc.	272,273	0.1
5,273	L	Group 1 Automotive, Inc.	273,141	0.1
7,600		Harte-Hanks, Inc.	69,084	0.0
11,300		Haverty Furniture Cos., Inc.	124,074	0.0
39,796	@	Helen of Troy Ltd.	1,221,737	0.4
5,876	@	Hibbett Sporting Goods, Inc.	265,478	0.1
34,594		Hillenbrand, Inc.	772,138	0.3
16,300		HOT Topic, Inc.	107,743	0.0
36,546	@	Iconix Brand Group, Inc.	595,334	0.2
24,300	@	Interval Leisure Group, Inc.	330,723	0.1
16,000	@	iRobot Corp.	477,600	0.2
8,800	@	Jack in the Box, Inc.	183,920	0.1
15,714		Jakks Pacific, Inc.	221,725	0.1
5,283	@	JoS. A Bank Clothiers, Inc.	257,599	0.1
10,100	@	Kirkland's, Inc.	134,330	0.1
16,275	@	K-Swiss, Inc.	47,523	0.0
4,794	@	La-Z-Boy, Inc.	57,049	0.0
13,100		Lithia Motors, Inc.	286,366	0.1
83,624	@	Live Nation, Inc.	694,915	0.3
7,449	@,L	Liz Claiborne, Inc.	64,285	0.0
82,200	@,L	Lumber Liquidators	1,451,652	0.5
11,100	@	M/I Homes, Inc.	106,560	0.0
37,100	@	Maidenform Brands, Inc.	678,930	0.3
12,000		Marcus Corp.	151,320	0.1
13,800	@	MarineMax, Inc.	89,976	0.0
15,696		Men's Wearhouse, Inc.	508,707	0.2
6,600	@	Meritage Homes Corp.	153,054	0.1
8,600	@	Midas, Inc.	73,874	0.0
6,800	@	Monarch Casino & Resort, Inc.	69,292	0.0
6,347		Monro Muffler, Inc.	246,200	0.1
10,300		Movado Group, Inc.	187,151	0.1
15,800	@	Multimedia Games, Inc.	125,452	0.0
90,769		Nutri/System, Inc.	1,173,643	0.4
11,100	@,L	O'Charleys, Inc.	60,939	0.0
10,102	@	OfficeMax, Inc.	45,863	0.0
2,200		Oxford Industries, Inc.	99,264	0.0
3,598	@	Papa John's International, Inc.	135,573	0.1
3,100	@,L	Peet's Coffee & Tea, Inc.	194,308	0.1
8,582		PEP Boys-Manny Moe & Jack	94,402	0.0
7,700	@	Perry Ellis International, Inc.	109,494	0.0
300		PetMed Express, Inc.	3,114	0.0
6,200	L	PF Chang's China Bistro, Inc.	191,642	0.1
9,872	@	Pinnacle Entertainment, Inc.	100,300	0.0
7,462		Pool Corp.	224,606	0.1
31,780	@	Quiksilver, Inc.	114,726	0.0
4,300	@	Red Robin Gourmet Burgers, Inc.	119,110	0.0
18,512	@	Ruby Tuesday, Inc.	127,733	0.1
2,900	@,L	Rue21, Inc.	62,640	0.0
20,800	@	Ruth's Hospitality Group, Inc.	103,376	0.0
11,000	@	Select Comfort Corp.	238,590	0.1
10,350	@	Shuffle Master, Inc.	121,302	0.0
139,121	@	Skechers USA, Inc.	1,686,147	0.6
–	@	Skyline Corp.	–	–
7,420		Sonic Automotive, Inc.	109,890	0.0
7,200	@	Sonic Corp.	48,456	0.0
19,800		Spartan Motors, Inc.	95,238	0.0
20,506		Stage Stores, Inc.	284,828	0.1
11,700		Standard Motor Products, Inc.	234,585	0.1
16,300	@	Stein Mart, Inc.	111,003	0.0
23,750	@	Steven Madden Ltd.	819,375	0.3
4,068		Sturm Ruger & Co., Inc.	136,115	0.1
14,000		Superior Industries International	231,560	0.1
14,505		Texas Roadhouse, Inc.	216,125	0.1
61,062	@	True Religion Apparel, Inc.	2,111,524	0.8
25,700	@	Tuesday Morning Corp.	88,665	0.0
8,930	@	Universal Electronics, Inc.	150,649	0.1
12,700	@	Universal Technical Institute, Inc.	162,306	0.1
46,600	@	Vitamin Shoppe, Inc.	1,858,408	0.7
11,200	@	VOXX International Corp.	94,640	0.0
3,900	@,L	Winnebago Industries	28,782	0.0
27,803		Wolverine World Wide, Inc.	990,899	0.4
15,500	@	Zale Corp.	59,055	0.0
4,600	@	Zumiez, Inc.	127,696	0.1
		38,354,006		13.9

		Consumer Staples: 4.1%
51,700	@	Alliance One International, Inc.	140,624	0.1
13,510		Andersons, Inc.	589,847	0.2
9,400		B&G Foods, Inc.	226,258	0.1
1,185	@,L	Boston Beer Co., Inc.	128,644	0.0
7,400	L	Calavo Growers, Inc.	190,032	0.1
2,898		Cal-Maine Foods, Inc.	105,980	0.0
7,893		Casey's General Stores, Inc.	406,568	0.1
27,975	@	Central Garden & Pet Co.	232,752	0.1
93,453	@	Darling International, Inc.	1,241,990	0.4
71,727	L	Diamond Foods, Inc.	2,314,630	0.8
25,839	@	Hain Celestial Group, Inc.	947,258	0.3
9,600		Inter Parfums, Inc.	149,376	0.1
8,551		J&J Snack Foods Corp.	455,597	0.2
16,402		Nash Finch Co.	480,250	0.2
29,900	@	Prestige Brands Holdings, Inc.	336,973	0.1
4,352	L	Sanderson Farms, Inc.	218,166	0.1
5,400	@	Seneca Foods Corp.	139,428	0.1
9,486		Snyders-Lance, Inc.	213,435	0.1
13,600		Spartan Stores, Inc.	251,600	0.1
29,168	@	TreeHouse Foods, Inc.	1,907,004	0.7
9,371	@	United Natural Foods, Inc.	374,934	0.1
9,800		WD-40 Co.	396,018	0.1
		11,447,364		4.1

		Energy: 4.1%
13,900	@	Approach Resources, Inc.	408,799	0.1
4,000	@	Basic Energy Services, Inc.	78,800	0.0
24,327		Bristow Group, Inc.	1,152,857	0.4
2,700	@	Contango Oil & Gas Co.	157,086	0.1
11,800	@	Georesources, Inc.	345,858	0.1
8,500		Gulf Island Fabrication, Inc.	248,285	0.1
8,400	@	Gulfport Energy Corp.	247,380	0.1
2,400	@	Hornbeck Offshore Services, Inc.	74,448	0.0
31,487	@	ION Geophysical Corp.	193,015	0.1
5,896		Lufkin Industries, Inc.	396,860	0.1
15,700	@	Matrix Service Co.	148,208	0.1
10,300	L	Overseas Shipholding Group, Inc.	112,579	0.0
2,800	@	OYO Geospace Corp.	216,524	0.1
41,568		Penn Virginia Corp.	219,895	0.1
4,424	@	Petroleum Development Corp.	155,327	0.1
86,399	@,L	Petroquest Energy, Inc.	570,233	0.2
159,538	@	Pioneer Drilling Co.	1,544,328	0.6
27,296	@	SEACOR Holdings, Inc.	2,428,252	0.9
8,682	@	Stone Energy Corp.	229,031	0.1
74,846	@	Swift Energy Co.	2,224,423	0.8
8,557	@,L	Tetra Technologies, Inc.	79,922	0.0
–	@	World Fuel Services Corp.	–	–
		11,232,110		4.1

		Financials: 19.1%
8,598		Acadia Realty Trust	173,164	0.1
10,912	@	Amerisafe, Inc.	253,704	0.1
27,500		Bank Mutual Corp.	87,450	0.0
3,506		Bank of the Ozarks, Inc.	103,883	0.0
22,600	@	BBCN Bancorp, Inc.	213,570	0.1
44,138		BioMed Realty Trust, Inc.	798,015	0.3
18,400		Boston Private Financial Holdings, Inc.	146,096	0.1
14,340		Brookline Bancorp., Inc.	121,030	0.0
12,000		Calamos Asset Management, Inc.	150,120	0.1
4,891		Cash America International, Inc.	228,067	0.1
33,100		Cedar Shopping Centers, Inc.	142,661	0.1
9,000		City Holding Co.	305,010	0.1
14,220		Colonial Properties Trust	296,629	0.1
7,558		Columbia Banking System, Inc.	145,643	0.1
15,667		Community Bank System, Inc.	435,543	0.2
50,040		Delphi Financial Group	2,216,772	0.8
35,689		DiamondRock Hospitality Co.	344,042	0.1
16,600		Dime Community Bancshares	209,160	0.1
43,906		EastGroup Properties, Inc.	1,909,033	0.7
12,700	@,L	eHealth, Inc.	186,690	0.1
3,000		Employers Holdings, Inc.	54,270	0.0
8,900	@	Encore Capital Group, Inc.	189,214	0.1
31,558		Entertainment Properties Trust	1,379,400	0.5
17,264		Extra Space Storage, Inc.	418,307	0.2
81,360	@	Ezcorp, Inc.	2,145,463	0.8
5,900	@	Financial Engines, Inc.	131,747	0.0
12,700	@,L	First BanCorp/Puerto Rico	44,323	0.0
5,526	@	First Cash Financial Services, Inc.	193,907	0.1
37,600		First Commonwealth Financial Corp.	197,776	0.1
70,969		First Financial Bancorp.	1,180,924	0.4
19,825		First Financial Bankshares, Inc.	662,750	0.2
115,781		First Midwest Bancorp., Inc.	1,172,862	0.4
72,500		FNB Corp.	819,975	0.3
6,394	@	Forestar Real Estate Group, Inc.	96,741	0.0
11,092		Franklin Street Properties Corp.	110,365	0.0
71,000	L	Getty Realty Corp.	990,450	0.4
94,000		Glacier Bancorp., Inc.	1,130,820	0.4
11,225	@	Hanmi Financial Corp.	83,065	0.0
119,298		Healthcare Realty Trust, Inc.	2,217,750	0.8
13,400		Home Bancshares, Inc.	347,194	0.1
62,042		Horace Mann Educators Corp.	850,596	0.3
12,710		Independent Bank Corp.	346,856	0.1
7,265		Infinity Property & Casualty Corp.	412,216	0.1
100,400		Inland Real Estate Corp.	764,044	0.3
5,700		Interactive Brokers Group, Inc.	85,158	0.0
9,400	@	Investment Technology Group, Inc.	101,614	0.0
21,326		Kilroy Realty Corp.	811,881	0.3
37,800		Kite Realty Group Trust	170,478	0.1
17,200		LaSalle Hotel Properties	416,412	0.1
25,182		Lexington Realty Trust	188,613	0.1
6,931		LTC Properties, Inc.	213,891	0.1
31,400		Meadowbrook Insurance Group, Inc.	335,352	0.1
181,259		Medical Properties Trust, Inc.	1,789,026	0.6
30,722		Mid-America Apartment Communities, Inc.	1,921,661	0.7
58,530	@	National Financial Partners Corp.	791,326	0.3
16,600		National Penn Bancshares, Inc.	140,104	0.0
6,880	@	Navigators Group, Inc.	328,038	0.1
19,908		NBT Bancorp., Inc.	440,564	0.2
64,100		Northwest Bancshares, Inc.	797,404	0.3
13,100		Old National Bancorp.	152,615	0.1
30,300		Oritani Financial Corp.	386,931	0.1
4,000		PacWest Bancorp	75,800	0.0
13,104		Parkway Properties, Inc.	129,205	0.0
99,418		Pennsylvania Real Estate Investment Trust	1,037,924	0.4
13,600	@	Pinnacle Financial Partners, Inc.	219,640	0.1
1,217	@	Piper Jaffray Cos.	24,583	0.0
14,328	@	Portfolio Recovery Associates, Inc.	967,427	0.3
9,921		Post Properties, Inc.	433,746	0.2
12,700		Presidential Life Corp.	126,873	0.0
82,721		PrivateBancorp, Inc.	908,277	0.3
5,892		ProAssurance Corp.	470,299	0.2
23,900		Prospect Capital Corp.	222,031	0.1
21,100		Provident Financial Services, Inc.	282,529	0.1
23,590		PS Business Parks, Inc.	1,307,594	0.5
3,700	L	RLI Corp.	269,582	0.1
16,700	L	S&T Bancorp, Inc.	326,485	0.1
9,044		Safety Insurance Group, Inc.	366,101	0.1
6,900		Saul Centers, Inc.	244,398	0.1
13,900		Selective Insurance Group	246,447	0.1
10,339		Simmons First National Corp.	281,117	0.1
4,644		Sovran Self Storage, Inc.	198,159	0.1
18,400		Sterling Bancorp.	158,976	0.1
11,500		Stewart Information Services Corp.	132,825	0.0
83,988	@	Stifel Financial Corp.	2,691,815	1.0
26,051		Susquehanna Bancshares, Inc.	218,307	0.1
17,397		SWS Group, Inc.	119,517	0.0
46,208		Tanger Factory Outlet Centers, Inc.	1,354,819	0.5
8,400	@	Texas Capital Bancshares, Inc.	257,124	0.1
4,800		Tompkins Financial Corp.	184,848	0.1
80,758		Tower Group, Inc.	1,628,889	0.6
55,355		Trustco Bank Corp.	310,542	0.1
33,991		UMB Financial Corp.	1,266,165	0.5
17,227		Umpqua Holdings Corp.	213,443	0.1
8,608	L	United Bankshares, Inc.	243,348	0.1
11,240	@,L	United Community Banks, Inc./GA	78,568	0.0
12,478		United Fire & Casualty Co.	251,806	0.1
7,500		Universal Health Realty Income Trust	292,500	0.1
13,703		Urstadt Biddle Properties, Inc.	247,750	0.1
35,600	@	Wilshire Bancorp., Inc.	129,228	0.0
6,486		Wintrust Financial Corp.	181,932	0.1
16,162	@,L	World Acceptance, Corp.	1,187,907	0.4
		52,766,891		19.1

		Health Care: 12.3%
5,600	@	Abaxism, Inc.	154,952	0.1
16,300	@	Affymetrix, Inc.	66,667	0.0
2,900	@	Air Methods Corp.	244,905	0.1
46,587	@	Align Technology, Inc.	1,105,277	0.4
24,100	@	Almost Family, Inc.	399,578	0.1
107,645	@	Amedisys, Inc.	1,174,407	0.4
24,000	@	AMN Healthcare Services, Inc.	106,320	0.0
4,043	@	Amsurg Corp.	105,280	0.0
1,100		Analogic Corp.	63,052	0.0
31,900	@	Arqule, Inc.	179,916	0.1
7,100	@	Bio-Reference Labs, Inc.	115,517	0.0
17,500	@	Cambrex Corp.	125,650	0.0
7,900		Cantel Medical Corp.	220,647	0.1
72,706	@	Centene Corp.	2,878,430	1.0
37,800		Chemed Corp.	1,935,738	0.7
21,800		Computer Programs & Systems, Inc.	1,114,198	0.4
5,600	@	Conmed Corp.	143,752	0.0
3,800	@	Corvel Corp.	196,498	0.1
18,600	@	Cross Country Healthcare, Inc.	103,230	0.0
16,700	@	CryoLife, Inc.	80,160	0.0
13,047	@	Cubist Pharmaceuticals, Inc.	516,922	0.2
5,440	@	Cyberonics	182,240	0.1
43,100	@	Emergent Biosolutions, Inc.	725,804	0.3
9,700		Ensign Group, Inc.	237,650	0.1
19,900	@	Enzo Biochem, Inc.	44,576	0.0
26,048	@	eResearch Technology, Inc.	122,165	0.0
132,879	@	Gentiva Health Services, Inc.	896,933	0.3
11,900	@	Greatbatch, Inc.	262,990	0.1
5,312	@	Haemonetics Corp.	325,201	0.1
9,100	@	Hanger Orthopedic Group, Inc.	170,079	0.1
70,570	@	Healthspring, Inc.	3,848,888	1.4
8,400	@	Healthways, Inc.	57,624	0.0
6,200	@	Hi-Tech Pharmacal Co., Inc.	241,118	0.1
17,600	@	HMS Holdings Corp.	562,848	0.2
3,700	@	ICU Medical, Inc.	166,500	0.1
26,900	@	Integra LifeSciences Holdings Corp.	829,327	0.3
5,338		Invacare Corp.	81,618	0.0
3,200	@	IPC The Hospitalist Co., Inc.	146,304	0.1
4,600		Kensey Nash Corp.	88,274	0.0
5,600		Landauer, Inc.	288,400	0.1
35,240	@	LHC Group, Inc.	452,129	0.2
5,960	@	Magellan Health Services, Inc.	294,841	0.1
9,900	@	Medicines Co.	184,536	0.1
7,700		Meridian Bioscience, Inc.	145,068	0.1
24,860	@	Merit Medical Systems, Inc.	332,627	0.1
6,532	@	Molina Healthcare, Inc.	145,860	0.1
7,449	@	MWI Veterinary Supply, Inc.	494,912	0.2
46,912	@	Natus Medical, Inc.	442,380	0.2
13,821	@	Neogen Corp.	423,475	0.2
23,500	@	NuVasive, Inc.	295,865	0.1
19,657	@	Omnicell, Inc.	324,734	0.1
11,300	@	Palomar Medical Technologies, Inc.	105,090	0.0
72,138	@	Par Pharmaceutical Cos., Inc.	2,361,077	0.9
11,107	@	Parexel International Corp.	230,359	0.1
17,800	@	PharMerica Corp.	270,204	0.1
10,702	@,L	PSS World Medical, Inc.	258,881	0.1
7,976		Quality Systems, Inc.	295,032	0.1
72,500	@	Questcor Pharmaceuticals, Inc.	3,014,550	1.1
38,070	@	Salix Pharmaceuticals Ltd.	1,821,649	0.7
17,756	@,L	Savient Pharmaceuticals, Inc.	39,596	0.0
2,700	@	SonoSite, Inc.	145,422	0.1
8,600	@	SurModics, Inc.	126,076	0.0
21,617	@	Symmetry Medical, Inc.	172,720	0.1
14,305	@	Viropharma, Inc.	391,814	0.1
4,703		West Pharmaceutical Services, Inc.	178,479	0.1
9,675	@	Zoll Medical Corp.	611,266	0.2
		33,868,277		12.3

		Industrials: 15.1%
11,100		AAON, Inc.	227,439	0.1
69,995		AAR Corp.	1,341,804	0.5
7,676		ABM Industries, Inc.	158,279	0.1
10,687		Actuant Corp.	242,488	0.1
61,300	@	Aegion Corp.	940,342	0.3
3,095	@	Aerovironment, Inc.	97,400	0.0
6,200		Albany International Corp.	143,344	0.1
1,422	@	Allegiant Travel Co.	75,849	0.0
9,458		American Science & Engineering, Inc.	644,184	0.2
6,300		AO Smith Corp.	252,756	0.1
16,687		Apogee Enterprises, Inc.	204,583	0.1
33,524		Applied Industrial Technologies, Inc.	1,179,039	0.4
12,237		Arkansas Best Corp.	235,807	0.1
2,763	@	Astec Industries, Inc.	88,996	0.0
18,000		AZZ, Inc.	817,920	0.3
12,900		Badger Meter, Inc.	379,647	0.1
6,738		Barnes Group, Inc.	162,453	0.1
9,478		Belden CDT, Inc.	315,428	0.1
36,237		Brady Corp.	1,144,002	0.4
11,231		Briggs & Stratton Corp.	173,968	0.1
5,100		Cascade Corp.	240,567	0.1
7,600		CDI Corp.	104,956	0.0
43,076	@	Ceradyne, Inc.	1,153,575	0.4
5,300		CIRCOR International, Inc.	187,143	0.1
22,400		Comfort Systems USA, Inc.	240,128	0.1
7,183	@	Consolidated Graphics, Inc.	346,795	0.1
26,963		Cubic Corp.	1,175,317	0.4
66,762		Curtiss-Wright Corp.	2,358,701	0.9
17,900	@	Dolan Media Co.	152,508	0.1
5,604	@	Dycom Industries, Inc.	117,236	0.0
38,786		EMCOR Group, Inc.	1,039,853	0.4
11,300		Encore Wire Corp.	292,670	0.1
3,500	@	EnPro Industries, Inc.	115,430	0.0
50,300		ESCO Technologies, Inc.	1,447,634	0.5
8,100	@	Exponent, Inc.	372,357	0.1
36,900	@	Federal Signal Corp.	153,135	0.1
6,013		Forward Air Corp.	192,717	0.1
11,100		G&K Services, Inc.	323,121	0.1
7,080	@	Gencorp, Inc.	37,666	0.0
91,369	@	Geo Group, Inc.	1,530,431	0.6
18,100	@	Gibraltar Industries, Inc.	252,676	0.1
9,450		Griffon Corp.	86,279	0.0
15,394		Healthcare Services Group	272,320	0.1
11,717		Heartland Express, Inc.	167,436	0.1
10,600		Heidrick & Struggles International, Inc.	228,324	0.1
32,345	@	HUB Group, Inc.	1,048,948	0.4
80,792	@	II-VI, Inc.	1,483,341	0.5
3,638		Insperity, Inc.	92,223	0.0
12,040		Interface, Inc.	138,942	0.0
16,971		John Bean Technologies Corp.	260,844	0.1
15,635		Kaman Corp.	427,148	0.2
51,023		Kaydon Corp.	1,556,202	0.6
16,800		Kelly Services, Inc.	229,824	0.1
7,840		Knight Transportation, Inc.	122,618	0.0
2,200		Lawson Products	33,946	0.0
2,147		Lindsay Manufacturing Co.	117,849	0.0
10,200	@	Lydall, Inc.	96,798	0.0
10,300	@	Mobile Mini, Inc.	179,735	0.1
40,950	@	Moog, Inc.	1,798,934	0.6
6,555		Mueller Industries, Inc.	251,843	0.1
1,029	L	National Presto Industries, Inc.	96,314	0.0
62,300	@	Navigant Consulting, Inc.	710,843	0.3
11,800	@	NCI Building Systems, Inc.	128,266	0.0
8,059	@	Old Dominion Freight Line	326,631	0.1
22,000	@	On Assignment, Inc.	245,960	0.1
81,227	@	Orbital Sciences Corp.	1,180,228	0.4
31,700	@	Orion Marine Group, Inc.	210,805	0.1
5,300	@	Powell Industries, Inc.	165,784	0.1
9,488		Quanex Building Products Corp.	142,510	0.0
27,000		Resources Connection, Inc.	285,930	0.1
8,926		Robbins & Myers, Inc.	433,357	0.2
9,597	@	School Specialty, Inc.	23,993	0.0
7,740		Simpson Manufacturing Co., Inc.	260,528	0.1
31,175		Skywest, Inc.	392,493	0.1
7,300		Standard Register Co.	17,009	0.0
7,535		Standex International Corp.	257,471	0.1
67,463	@	SYKES Enterprises, Inc.	1,056,471	0.4
28,790	@	Teledyne Technologies, Inc.	1,579,132	0.6
3,800		Tennant Co.	147,706	0.1
85,594	@	Tetra Tech, Inc.	1,847,974	0.7
27,188		Toro Co.	1,649,224	0.6
12,599	@	TrueBlue, Inc.	174,874	0.1
3,509		Unifirst Corp.	199,101	0.1
12,030		United Stationers, Inc.	391,697	0.1
4,138		Universal Forest Products, Inc.	127,740	0.0
12,100		Viad Corp.	211,508	0.1
11,700		Vicor Corp.	93,132	0.0
5,100		Watts Water Technologies, Inc.	174,471	0.1
		41,785,050		15.1

		Information Technology: 18.8%
35,812	@	Advanced Energy Industries, Inc.	384,263	0.1
9,200	@	Agilysys, Inc.	73,140	0.0
6,224	@	Anixter International, Inc.	371,199	0.1
26,622	@	Arris Group, Inc.	288,050	0.1
9,400	@	ATMI, Inc.	188,282	0.1
17,412	@	Avid Technology, Inc.	148,524	0.1
6,000		Bel Fuse, Inc.	112,500	0.0
13,430	@	Benchmark Electronics, Inc.	180,902	0.1
10,712		Black Box Corp.	300,364	0.1
6,600		Blackbaud, Inc.	182,820	0.1
108,754	@	Blue Coat Systems, Inc.	2,767,789	1.0
21,300	@	Bottomline Technologies, Inc.	493,521	0.2
11,714	@	Brightpoint, Inc.	126,043	0.0
13,003		Brooks Automation, Inc.	133,541	0.0
3,794	@	Cabot Microelectronics Corp.	179,266	0.1
7,000	@	CACI International, Inc.	391,440	0.1
25,900	@	Cardtronics, Inc.	700,854	0.2
13,900	@	Ceva, Inc.	420,614	0.1
75,582	@	Checkpoint Systems, Inc.	826,867	0.3
42,800	@	Ciber, Inc.	165,208	0.1
12,400	@	Cirrus Logic, Inc.	196,540	0.1
8,757		Cognex Corp.	313,413	0.1
14,300		Cohu, Inc.	162,305	0.1
7,720	@	Commvault Systems, Inc.	329,798	0.1
18,900	@	comScore, Inc.	400,680	0.1
57,879		Comtech Telecommunications	1,656,497	0.6
49,470	@	CSG Systems International	727,704	0.3
20,399		CTS Corp.	187,671	0.1
5,400	@	Cymer, Inc.	268,704	0.1
21,772		Daktronics, Inc.	208,358	0.1
7,575	@	DealerTrack Holdings, Inc.	206,495	0.1
15,200	@	Digi International, Inc.	169,632	0.1
9,100	@	Diodes, Inc.	193,830	0.1
14,000	@	DSP Group, Inc.	72,940	0.0
3,769		DTS, Inc.	102,668	0.0
6,500	L	Ebix, Inc.	143,650	0.0
14,361	@	Electro Scientific Industries, Inc.	207,947	0.1
51,400	@	Entropic Communications, Inc.	262,654	0.1
18,900		EPIQ Systems, Inc.	227,178	0.1
26,600	@	Exar Corp.	172,900	0.1
9,900	@	Faro Technologies, Inc.	455,400	0.2
6,200	@	FEI Co.	252,836	0.1
8,800	@	Forrester Research, Inc.	298,672	0.1
268,000	@,L	GT Advanced Technologies, Inc.	1,940,320	0.7
206,026	@	Harmonic, Inc.	1,038,371	0.4
6,914		Heartland Payment Systems, Inc.	168,425	0.1
5,200	@	Hittite Microwave Corp.	256,776	0.1
17,800	@,L	iGate Corp.	279,994	0.1
22,700	@	Infospace, Inc.	249,473	0.1
25,261	@	Insight Enterprises, Inc.	386,241	0.1
8,500	@	Interactive Intelligence Group	194,820	0.1
63,458	@	Intermec, Inc.	435,322	0.2
13,600	@	Intevac, Inc.	100,640	0.0
88,396		j2 Global, Inc.	2,487,463	0.9
47,594	@	JDA Software Group, Inc.	1,541,570	0.6
39,900	@	Kopin Corp.	154,812	0.1
12,900	@	Kulicke & Soffa Industries, Inc.	119,325	0.0
11,900	@	Liquidity Services, Inc.	439,110	0.2
3,500		Littelfuse, Inc.	150,430	0.1
28,000	@	LivePerson, Inc.	351,400	0.1
3,300	@	LogMeIn, Inc.	127,215	0.0
5,302	@	Manhattan Associates, Inc.	214,625	0.1
52,410		MAXIMUS, Inc.	2,167,153	0.8
8,900	@	Measurement Specialties, Inc.	248,844	0.1
18,000	@	Mercury Computer Systems, Inc.	239,220	0.1
22,027		Methode Electronics, Inc.	182,604	0.1
10,809		Micrel, Inc.	109,279	0.0
75,448	@	Microsemi Corp.	1,263,754	0.5
1,600	@	MicroStrategy, Inc.	173,312	0.1
11,079		MKS Instruments, Inc.	308,218	0.1
43,900	@	Monolithic Power Systems, Inc.	661,573	0.2
21,400	@	Monotype Imaging Holdings, Inc.	333,626	0.1
9,300		MTS Systems Corp.	378,975	0.1
3,200	@	Nanometrics, Inc.	58,944	0.0
4,700	@	NCI, Inc.	54,755	0.0
4,890	@	Netgear, Inc.	164,157	0.1
54,880	@	Netscout Systems, Inc.	965,888	0.3
22,322	@	Newport Corp.	303,802	0.1
11,600	@	Oplink Communications, Inc.	191,052	0.1
3,700	@	OSI Systems, Inc.	180,486	0.1
12,325		Park Electrochemical Corp.	315,766	0.1
11,000		PC-Tel, Inc.	75,240	0.0
18,278	@	Perficient, Inc.	182,963	0.1
14,500	@	Pericom Semiconductor Corp.	110,345	0.0
5,544	@	Plexus Corp.	151,795	0.1
5,500		Power Integrations, Inc.	182,380	0.1
95,750	@	Progress Software Corp.	1,852,763	0.7
24,700		Pulse Electronics Corp.	69,160	0.0
13,703	@	Radisys Corp.	69,337	0.0
14,800	@	RightNow Technologies, Inc.	632,404	0.2
3,600	@	Rofin-Sinar Technologies, Inc.	82,260	0.0
2,900	@	Rogers Corp.	106,894	0.0
79,200	@,L	Rubicon Technology, Inc.	743,688	0.3
18,910	@	Rudolph Technologies, Inc.	175,107	0.1
5,000	@	Scansource, Inc.	180,000	0.1
56,356	@	Sigma Designs, Inc.	338,136	0.1
5,000	@	Sourcefire, Inc.	161,900	0.1
7,092	@	Stamps.com, Inc.	185,314	0.1
20,700	@	Standard Microsystems Corp.	533,439	0.2
12,600	@	Stratasys, Inc.	383,166	0.1
15,700	@	Super Micro Computer, Inc.	246,176	0.1
7,500	@	Supertex, Inc.	141,600	0.0
25,600	@	Symmetricom, Inc.	137,984	0.0
5,326	@	Synaptics, Inc.	160,579	0.1
15,800	@	Synchronoss Technologies, Inc.	477,318	0.2
4,752	@	SYNNEX Corp.	144,746	0.0
13,589	@	Take-Two Interactive Software, Inc.	184,131	0.1
9,132	@	Taleo Corp.	353,317	0.1
35,710	@	Tekelec	390,310	0.1
51,415	@	TeleTech Holdings, Inc.	832,923	0.3
98,073	@	Tessera Technologies, Inc.	1,642,723	0.6
117,117	@	THQ, Inc.	89,009	0.0
57,399	@	Triquint Semiconductor, Inc.	279,533	0.1
101,512	@	TTM Technologies, Inc.	1,112,572	0.4
6,508	@	Tyler Technologies, Inc.	195,956	0.1
4,079	@	Ultratech, Inc.	100,221	0.0
162,375		United Online, Inc.	883,320	0.3
46,918	@,L	Veeco Instruments, Inc.	975,894	0.3
8,691	@	Viasat, Inc.	400,829	0.1
11,000	@	Virtusa Corp.	159,280	0.1
3,200	@	Volterra Semiconductor Corp.	81,952	0.0
6,800	@	Websense, Inc.	127,364	0.0
36,079	@	Wright Express Corp.	1,958,368	0.7
18,000	@	XO Group, Inc.	150,120	0.1
		52,033,915		18.8

		Materials: 4.6%
5,069		A Schulman, Inc.	107,361	0.0
9,900	@	AM Castle & Co.	93,654	0.0
6,885		Amcol International Corp.	184,862	0.1
13,800		American Vanguard Corp.	184,092	0.1
17,186		Balchem Corp.	696,720	0.3
7,900		Buckeye Technologies, Inc.	264,176	0.1
33,235	@	Calgon Carbon Corp.	522,122	0.2
85,307	@	Century Aluminum Co.	725,963	0.3
5,816	@	Clearwater Paper Corp.	207,108	0.1
6,400		Deltic Timber Corp.	386,496	0.1
10,600		Eagle Materials, Inc.	271,996	0.1
5,300		Hawkins, Inc.	195,358	0.1
7,200		Haynes International, Inc.	393,120	0.1
12,762		HB Fuller Co.	294,930	0.1
36,100	@	Headwaters, Inc.	80,142	0.0
3,200		Kaiser Aluminum Corp.	146,816	0.1
31,500	@	KapStone Paper and Packaging Corp.	495,810	0.2
8,100		Koppers Holdings, Inc.	278,316	0.1
12,400	@	Kraton Performance Polymers, Inc.	251,720	0.1
11,000	@	LSB Industries, Inc.	308,330	0.1
36,996	@	Materion Corp.	898,263	0.3
20,600		Myers Industries, Inc.	254,204	0.1
8,900		Neenah Paper, Inc.	198,648	0.1
5,400		Olympic Steel, Inc.	125,928	0.0
91,787	@	OM Group, Inc.	2,055,111	0.7
17,158		PolyOne Corp.	198,175	0.1
7,572		Quaker Chemical Corp.	294,475	0.1
4,400	@	RTI International Metals, Inc.	102,124	0.0
19,997		Schweitzer-Mauduit International, Inc.	1,329,001	0.5
1,474		Stepan Co.	118,156	0.0
7,700	@,L	STR Holdings, Inc.	63,371	0.0
7,400	L	Texas Industries, Inc.	227,772	0.1
13,900		Tredegar Corp.	308,858	0.1
29,200		Wausau Paper Corp.	241,192	0.1
13,078		Zep, Inc.	182,830	0.1
		12,687,200		4.6

		Telecommunications: 0.7%
5,500		Atlantic Tele-Network, Inc.	214,775	0.1
10,390	@	Cbeyond, Inc.	83,224	0.0
24,100	@	Cincinnati Bell, Inc.	73,023	0.0
21,500	@	General Communication, Inc.	210,485	0.1
21,079		Lumos Networks Corp.	323,352	0.1
42,500	@	Neutral Tandem, Inc.	454,325	0.2
21,479		NTELOS Holdings Corp.	437,742	0.1
13,100		USA Mobility, Inc.	181,697	0.1
		1,978,623		0.7

		Utilities: 4.3%
47,000		Allete, Inc.	1,973,060	0.7
4,000		American States Water Co.	139,600	0.1
11,137		Avista Corp.	286,778	0.1
8,000		Central Vermont Public Service Corp.	280,800	0.1
9,126		CH Energy Group, Inc.	532,776	0.2
8,747		El Paso Electric Co.	302,996	0.1
22,202		Laclede Group, Inc.	898,515	0.3
7,740		New Jersey Resources Corp.	380,808	0.1
32,000	L	Northwest Natural Gas Co.	1,533,760	0.6
6,700		NorthWestern Corp.	239,793	0.1
12,249		Piedmont Natural Gas Co.	416,221	0.2
5,700		South Jersey Industries, Inc.	323,817	0.1
59,716		Southwest Gas Corp.	2,537,333	0.9
10,200		UIL Holdings Corp.	360,774	0.1
44,686		Unisource Energy Corp.	1,649,807	0.6
		11,856,838		4.3

	Total Common Stock
	(Cost $270,907,301)	268,010,274		97.0

RIGHTS: –%
		Materials: –%
15,300	X	Gerber Scientific	–	–

	Total Rights
	(Cost $–)	–		–

	Total Long-Term Investments
	(Cost $270,907,301)	268,010,274		97.0

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.1%
		Securities Lending Collateralcc(1): 4.4%
2,873,998		Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $2,874,036, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $2,931,478, due 06/01/17-09/01/44)	2,873,998	1.0
2,873,998		Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $2,874,023, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $2,931,478, due 01/19/12-12/20/41)	2,873,998	1.0
2,873,998		Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $2,874,029, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,931,478, due 06/28/12-11/01/41)	2,873,998	1.1
2,873,998		Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $2,874,029, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $2,931,478, due 04/01/20-12/01/48)	2,873,998	1.1
605,051		Mizuho Securities USA Inc., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $605,058, collateralized by various U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $617,152, due 08/01/13-10/01/47)	605,051	0.2
		12,101,043		4.4

Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.7%
7,480,500		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $7,480,500)	7,480,500	2.7

	Total Short-Term Investments
	(Cost $19,581,543)	19,581,543		7.1

	Total Investments in Securities (Cost $290,488,844)	$ 287,591,817		104.1
	Liabilities in Excess of Other Assets	(11,266,581)		(4.1)
	Net Assets	$ 276,325,236		100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $293,196,337.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$21,372,408
Gross Unrealized Depreciation	(26,988,976)
Net Unrealized Depreciation	$(5,616,568)

SUMMARY PORTFOLIO OF INVESTMENTS
ING International Index Portfolio	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.2%
		Consumer Discretionary: 9.1%
2,400		ABC-Mart, Inc.	91,171	0.0
4,541		Accor S.A.	114,440	0.0
6,805		Adidas AG	442,141	0.1
6,700		Aisin Seiki Co., Ltd.	189,879	0.1
11,297		Bayerische Motoren
		Werke AG	755,182	0.2
3,200		Benesse Corp.	154,694	0.1
20,124		Bridgestone Corp.	455,772	0.1
32,144		British Sky Broadcasting
		PLC	365,709	0.1
15,302		Burberry Group PLC	281,365	0.1
4,863		Carnival PLC	160,293	0.1
14,500		Casio Computer Co.,
		Ltd.	87,743	0.0
2,056		Christian Dior S.A.	242,685	0.1
5,175		Cie Generale des
		Etablissements Michelin	304,917	0.1
18,242		Compagnie Financiere
		Richemont S.A.	917,622	0.3
64,325		Compass Group PLC	610,361	0.2
1,639		Continental AG	101,779	0.0
19,024		Crown Ltd.	156,923	0.1
30,205		DaimlerChrysler AG	1,323,233	0.4
3,600		Dena Co., Ltd.	107,843	0.0
16,000		Denso Corp.	439,534	0.1
5,900		Dentsu, Inc.	179,486	0.1
15,656	@	Echo Entertainment
		Group Ltd.	57,407	0.0
7,174		Electrolux AB	113,988	0.0
3,754		Eutelsat
		Communications	146,221	0.1
2,100		Fast Retailing Co., Ltd.	382,000	0.1
25,230	L	Fiat S.p.A	115,152	0.0
22,000		Fuji Heavy Industries
		Ltd.	131,952	0.0
196,600	@,L	Genting International
		PLC	228,763	0.1
50,150		GKN PLC	142,411	0.0
34,485		Hennes & Mauritz AB	1,106,277	0.3
54,100	L	Honda Motor Co., Ltd.	1,647,935	0.5
12,317		Husqvarna AB - B
		Shares	56,551	0.0
7,706		Inditex S.A.	629,077	0.2
8,782		Intercontinental Hotels
		Group PLC	157,898	0.1
11,600		Isetan Mitsukoshi
		Holdings Ltd.	121,187	0.0
39,000		Isuzu Motors Ltd.	179,538	0.1
113,256		ITV PLC	119,647	0.0
19,000		J Front Retailing Co.,
		Ltd.	91,591	0.0
4,000		Jardine Cycle &
		Carriage Ltd.	148,413	0.1
88,568	L	John Fairfax Holdings
		Ltd.	65,246	0.0
86		Jupiter
		Telecommunications
		Co.	87,050	0.0
1,940	@	Kabel Deutschland
		Holding AG	98,349	0.0
86,755		Kingfisher PLC	337,127	0.1
3,538		Lagardere SCA	93,146	0.0
140,722		Li & Fung Ltd.	259,297	0.1
4,753		Luxottica Group S.p.A.	132,904	0.0
8,697		LVMH Moet Hennessy
		Louis Vuitton S.A.	1,225,097	0.4
49,666		Marks & Spencer Group
		PLC	239,875	0.1
58,000	L	Mazda Motor Corp.	101,980	0.0
3,248		McDonald's Holdings
		Co. Japan Ltd.	87,459	0.0
21,245		Mediaset S.p.A.	58,601	0.0
120,255	@	Mitsubishi Motors Corp.	141,701	0.0
1,735		Modern Times Group
		AB	82,640	0.0
6,442		Next PLC	273,295	0.1
12,800		Nikon Corp.	283,655	0.1
82,500		Nissan Motor Co., Ltd.	738,795	0.2
1,600		Nitori Co., Ltd.	150,028	0.1
4,900		NOK Corp.	83,590	0.0
3,626		Nokian Renkaat OYJ	116,421	0.0
10,054		OPAP S.A.	88,478	0.0
1,400		Oriental Land Co., Ltd.	147,804	0.1
68,800		Panasonic Corp.	580,650	0.2
27,627		Pearson PLC	518,519	0.2
4,399		Peugeot S.A.	68,529	0.0
14,059		Pirelli & C S.p.A.	117,854	0.0
2,261		PPR	322,733	0.1
3,992		Publicis Groupe	183,209	0.1
256		Rakuten, Inc.	275,418	0.1
22,344		Reed Elsevier NV	259,981	0.1
42,798		Reed Elsevier PLC	344,526	0.1
5,988		Renault S.A.	206,785	0.1
2,400		Rinnai Corp.	171,851	0.1
87,600	@	Sands China Ltd.	245,770	0.1
2,300		Sankyo Co., Ltd.	116,282	0.0
1,200		Sanrio Co., Ltd.	61,549	0.0
7,800		Sega Sammy Holdings,
		Inc.	168,506	0.1
16,000		Sekisui Chemical Co.,
		Ltd.	131,801	0.0
20,000		Sekisui House Ltd.	177,728	0.1
9,688		SES S.A.	232,092	0.1
53,331		Shangri-La Asia Ltd.	91,868	0.0
31,000		Sharp Corp.	270,229	0.1
1,200		Shimamura Co., Ltd.	122,610	0.0
1,900		Shimano, Inc.	92,477	0.0
59,000	L	Singapore Press
		Holdings Ltd.	167,704	0.1
65,292		SJM Holdings Ltd.	105,953	0.0
6,854		Societe Television
		Francaise (T.F.1)	66,672	0.0
2,523		Sodexho Alliance S.A.	180,576	0.1
33,500		Sony Corp.	604,038	0.2
12,500		Sumitomo Rubber
		Industries, Inc.	150,104	0.1
12,900		Suzuki Motor Corp.	265,612	0.1
1,101		Swatch Group AG - BR	409,811	0.1
2,509		Swatch Group AG - Reg	166,382	0.1
15,656		TABCORP Holdings
		Ltd.	43,610	0.0
41,260		Tattersall's Ltd.	102,849	0.0
8,100		Toho Co., Ltd.	144,245	0.0
4,200		Toyoda Gosei Co., Ltd.	66,515	0.0
4,100		Toyota Boshoku Corp.	42,682	0.0
5,500		Toyota Industries Corp.	148,807	0.1
93,689		Toyota Motor Corp.	3,098,025	1.0
985		Volkswagen AG	131,867	0.0
5,685		Whitbread PLC	138,022	0.0
10,101		Wolters Kluwer NV	174,191	0.1
36,497		WPP PLC	382,750	0.1
63,600	L	Wynn Macau Ltd.	158,769	0.1
2,520		Yamada Denki Co., Ltd.	171,660	0.1
8,900		Yamaha Motor Co., Ltd.	112,564	0.0
33,643		Yue Yuen Industrial
		Holdings	106,165	0.0
			29,851,858	9.1

		Consumer Staples: 11.1%
22,200		Aeon Co., Ltd.	304,099	0.1
21,000		Ajinomoto Co., Inc.	252,096	0.1
26,301		Anheuser-Busch InBev
		NV	1,605,232	0.5
2,382		Aryzta AG	114,916	0.0
11,500		Asahi Group Holdings,
		Ltd	252,274	0.1
9,852		Associated British
		Foods PLC	169,236	0.1
3,005		Beiersdorf AG	170,290	0.1
64,584		British American
		Tobacco PLC	3,063,866	0.9
3,361		Carlsberg A/S	236,660	0.1
18,885		Carrefour S.A.	429,666	0.1
1,915		Casino Guichard
		Perrachon S.A.	161,032	0.1
6,485		Coca-Cola Hellenic
		Bottling Co. S.A.	111,210	0.0
21,943		Coca-Cola Amatil Ltd.	257,819	0.1
3,015		Colruyt S.A.	113,903	0.0
3,036		Delhaize Group	170,177	0.1
84,760		Diageo PLC	1,852,000	0.6
17,322	@	Distribuidora
		Internacional de
		Alimentacion SA	77,981	0.0
3,800		FamilyMart Co., Ltd.	153,455	0.0
19,996		Groupe Danone	1,254,795	0.4
3,384		Heineken Holding NV	138,293	0.0
7,204		Heineken NV	333,510	0.1
5,302		Henkel KGaA	256,514	0.1
5,894		Henkel KGaA - Vorzug	339,778	0.1
33,917		Imperial Tobacco Group
		PLC	1,283,427	0.4
35,033		J Sainsbury PLC	164,707	0.1
166		Japan Tobacco, Inc.	780,617	0.2
9,553	@	Jeronimo Martins	157,790	0.0
18,317		Kao Corp.	499,798	0.2
3,523		Kerry Group PLC	128,966	0.0
1,889		Kesko OYJ	63,323	0.0
27,000	L	Kirin Brewery Co., Ltd.	328,070	0.1
39,805		Koninklijke Ahold NV	535,002	0.2
3,600		Lawson, Inc.	224,299	0.1
20		Lindt & Spruengli AG	59,427	0.0
6		Lindt & Spruengli AG -
		REG	200,154	0.1
8,224		L'Oreal S.A.	856,526	0.3
2,600		MEIJI Holdings Co., Ltd.	107,680	0.0
4,684		Metro AG	170,793	0.1
110,084		Nestle S.A.	6,321,411	1.9
7,000		Nippon Meat Packers,
		Inc.	86,739	0.0
7,000		Nisshin Seifun Group,
		Inc.	84,741	0.0
52,272		Olam International Ltd.	85,683	0.0
6,628		Pernod-Ricard S.A.	613,479	0.2
20,644		Reckitt Benckiser PLC	1,018,155	0.3
31,292		SABMiller PLC	1,100,111	0.3
26,200		Seven & I Holdings Co.,
		Ltd.	730,187	0.2
11,800		Shiseido Co., Ltd.	216,680	0.1
6,557		Swedish Match AB	232,272	0.1
14,300		Tate & Lyle PLC	156,334	0.0
272,314		Tesco PLC	1,703,812	0.5
4,000		Toyo Suisan Kaisha Ltd.	96,799	0.0
3,700		Uni-Charm Corp.	182,426	0.1
55,569		Unilever NV	1,910,655	0.6
46,158		Unilever PLC	1,547,855	0.5
35,111		Wesfarmers Ltd.	1,057,673	0.3
63,000		Wilmar International Ltd.	242,865	0.1
60,176		WM Morrison
		Supermarkets PLC	304,367	0.1
41,865		Woolworths Ltd.	1,074,605	0.3
2,900		Yakult Honsha Co., Ltd.	91,172	0.0
			36,237,402	11.1

		Energy: 8.6%
10,247		Acergy S.A.	189,161	0.1
4,626		Aker Kvaerner ASA	48,489	0.0
9,984		Amec PLC	140,607	0.0
110,387		BG Group PLC	2,358,250	0.7
638,540		BP PLC	4,548,470	1.4
42,229	@	Cairn Energy PLC	173,615	0.1
4,381	@	Cie Generale de
		Geophysique-Veritas	101,691	0.0
81,679		ENI S.p.A.	1,684,024	0.5
11,617	@	Essar Energy PLC	30,945	0.0
1,963		Fugro NV	113,629	0.0
6,620		Galp Energia SGPS
		S.A.	97,264	0.0
82		Inpex Holdings, Inc.	516,291	0.2
78,100		JX Holdings, Inc.	471,302	0.1
7,000	@	Lundin Petroleum AB	171,448	0.1
5,924		Neste Oil OYJ	59,580	0.0
5,441		OMV AG	164,818	0.1
29,407		Origin Energy Ltd.	401,011	0.1
5,802		Petrofac Ltd.	129,762	0.0
25,753	L	Repsol YPF S.A.	787,919	0.2
118,564		Royal Dutch Shell PLC -
		Class A	4,349,995	1.3
90,571		Royal Dutch Shell PLC -
		Class B	3,445,102	1.1
7,558		Saipem S.p.A.	319,731	0.1
26,819		Santos Ltd.	335,628	0.1
5,340		SBM Offshore NV	109,463	0.0
9,461		SeaDrill Ltd.	315,516	0.1
38,178		Statoil ASA	977,750	0.3
3,364		Technip S.A.	315,374	0.1
14,958		Tenaris S.A.	275,094	0.1
14,000	L	TonenGeneral Sekiyu
		KK	152,653	0.1
69,896		Total S.A.	3,566,637	1.1
9,916		Transocean Ltd.	381,648	0.1
26,076		Tullow Oil PLC	566,580	0.2
20,138		Woodside Petroleum
		Ltd.	630,380	0.2
8,532		WorleyParsons Ltd.	223,420	0.1
			28,153,247	8.6

		Financials: 20.0%
36,245		3i Group PLC	101,758	0.0
6,075		Admiral Group PLC	80,541	0.0
53,762	@	Aegon NV	214,870	0.1
74,865		Ageas	115,661	0.0
272,600		AIA Group Ltd.	848,583	0.3
15,127		Allianz AG	1,444,688	0.4
88,365		AMP Ltd.	367,209	0.1
31,000		Aozora Bank Ltd.	85,295	0.0
62,000		Ascendas Real Estate
		Investment Trust	87,545	0.0
41,494	L	Assicurazioni Generali
		S.p.A.	622,879	0.2
5,503		ASX Ltd.	171,774	0.1
87,212		Australia & New
		Zealand Banking Group
		Ltd.	1,826,643	0.6
90,860		Aviva PLC	422,617	0.1
56,545		AXA S.A.	730,911	0.2
1,602		Baloise Holding AG	109,601	0.0
35,319	L	Banco De Sabadell S.A.	133,746	0.0
32,701		Banco Espirito Santo
		S.A.	56,948	0.0
57,255	L	Banco Popolare Scarl	73,864	0.0
27,228	L	Banco Popular Espanol
		S.A.	123,667	0.0
283,350		Banco Santander
		Central Hispano S.A.	2,140,606	0.7
34,965		Bank Hapoalim BM	114,335	0.0
32,991		Bank Leumi Le-Israel
		BM	94,740	0.0
49,205	L	Bank of East Asia Ltd.	185,664	0.1
18,000		Bank of Kyoto Ltd.	154,758	0.1
41,000		Bank of Yokohama Ltd.	193,437	0.1
376,396		Barclays PLC	1,030,823	0.3
146,102		Banco Bilbao Vizcaya
		Argentaria S.A.	1,258,549	0.4
9,816		Bendigo Bank Ltd.	80,341	0.0
31,156		BNP Paribas	1,213,194	0.4
97,410		BOC Hong Kong
		Holdings Ltd.	229,853	0.1
25,489		British Land Co. PLC	182,942	0.1
17,905		Capital Shopping
		Centres Group PLC	86,752	0.0
79,000		CapitaLand Ltd.	134,446	0.0
74,000		CapitaMall Trust	96,888	0.0
81,000		CapitaMalls Asia Ltd.	70,542	0.0
54,187		CFS Retail Property
		Trust	93,304	0.0
49,383		Cheung Kong Holdings
		Ltd.	585,800	0.2
25,000		Chiba Bank Ltd.	160,733	0.1
10,000		Chugoku Bank Ltd.	139,149	0.0
119,560		Chuo Mitsui Trust
		Holdings, Inc.	350,614	0.1
19,000		City Developments Ltd.	130,210	0.0
6,456		CNP Assurances	79,918	0.0
110,374	L	Commerzbank AG	185,770	0.1
51,201		Commonwealth Bank of
		Australia	2,571,894	0.8
1,478		Corio NV	63,999	0.0
29,357		Credit Agricole S.A.	164,480	0.1
7,600		Credit Saison Co., Ltd.	151,780	0.1
37,551		Credit Suisse Group	880,127	0.3
26,155	L	Criteria Caixacorp S.A.	127,819	0.0
230		Dai-ichi Life Insurance
		Co., Ltd.	225,790	0.1
3,173		Daito Trust Construction
		Co., Ltd.	271,693	0.1
14,000		Daiwa House Industry
		Co., Ltd.	167,365	0.1
59,000		Daiwa Securities Group,
		Inc.	183,452	0.1
19,048		Danske Bank A/S	240,690	0.1
60,000		DBS Group Holdings
		Ltd.	532,577	0.2
5,900		Delta Lloyd NV	98,845	0.0
31,206		Deutsche Bank AG	1,182,733	0.4
5,408	@	Deutsche Boerse AG	283,042	0.1
123,844		Dexus Property Group	104,953	0.0
29,315		DnB NOR ASA	285,727	0.1
7,164		Erste Bank der
		Oesterreichischen
		Sparkassen AG	125,759	0.0
54,000		First Pacific Co.	56,030	0.0
1,341		Fonciere Des Regions	85,794	0.0
37,000		Fukuoka Financial
		Group, Inc.	155,024	0.1
1,150		Gecina S.A.	96,376	0.0
55,700	@	Global Logistic
		Properties Ltd.	75,299	0.0
236,983		Goodman Group	137,789	0.0
874,585	@,X	GPT Group	–	–
58,223		GPT Group	182,487	0.1
3,332		Groupe Bruxelles
		Lambert S.A.	221,659	0.1
17,000		Gunma Bank Ltd.	93,206	0.0
24,000		Hachijuni Bank Ltd.	136,724	0.0
22,460		Hammerson PLC	125,419	0.0
25,617		Hang Lung Group Ltd.	140,194	0.0
60,682		Hang Lung Properties
		Ltd.	172,251	0.1
19,973		Hang Seng Bank Ltd.	236,588	0.1
2,473		Hannover
		Rueckversicheru - Reg	122,539	0.0
36,656		Henderson Land
		Development Co., Ltd.	181,585	0.1
32,000		Hiroshima Bank Ltd.	148,424	0.1
34,254		Hong Kong Exchanges
		and Clearing Ltd.	545,050	0.2
17,500		Hopewell Holdings	44,701	0.0
585,696		HSBC Holdings PLC	4,471,197	1.4
1,027	L	ICADE	80,476	0.0
14,126		ICAP PLC	76,089	0.0
37,115		Immofinanz Immobilien
		Anlagen AG	111,240	0.0
118,178	**,@	ING Groep NV	845,160	0.3
76,066		Insurance Australia
		Group	231,730	0.1
331,462		Intesa Sanpaolo S.p.A.	552,054	0.2
17,695	L	Investec PLC	93,122	0.0
12,391		Investor AB	230,457	0.1
15,401		Iyo Bank Ltd.	151,762	0.1
17		Japan Real Estate
		Investment Corp.	132,356	0.0
65		Japan Retail Fund
		Investment Corp.	96,152	0.0
38,000		Joyo Bank Ltd.	167,698	0.1
6,698		Julius Baer Group Ltd.	260,903	0.1
5,208		KBC Groep NV	65,119	0.0
26,000		Keppel Land Ltd.	44,443	0.0
29,318		Kerry Properties Ltd.	96,877	0.0
6,794		Kinnevik Investment AB	132,051	0.0
3,307		Klepierre	93,962	0.0
24,990		Land Securities Group
		PLC	246,474	0.1
192,406		Legal & General Group
		PLC	307,477	0.1
12,935		Lend Lease Corp., Ltd.	94,723	0.0
80,827		Link Real Estate
		Investment Trust	297,257	0.1
1,357,171	@	Lloyds TSB Group PLC	545,145	0.2
9,315		Macquarie Group Ltd.	226,196	0.1
63,107		Man Group PLC	123,155	0.0
21,449		Mediobanca S.p.A.	123,111	0.0
130,442		Mirvac Group	157,161	0.1
43,000		Mitsubishi Estate Co.,
		Ltd.	641,191	0.2
432,721		Mitsubishi UFJ Financial
		Group, Inc.	1,831,916	0.6
27,919		Mitsui Fudosan Co., Ltd.	407,107	0.1
18,169		Mitsui Sumitomo
		Insurance Group
		Holdings, Inc.	335,374	0.1
739,172		Mizuho Financial Group,
		Inc.	1,000,920	0.3
5,945		Muenchener
		Rueckversicherungs AG	728,515	0.2
70,557		National Australia Bank
		Ltd.	1,680,774	0.5
33,039		National Bank of
		Greece S.A.	68,298	0.0
36,925		Natixis	92,269	0.0
132,352		New World
		Development Ltd.	106,270	0.0
17		Nippon Building Fund,
		Inc.	139,127	0.0
12,326		NKSJ Holdings, Inc.	241,121	0.1
119,700		Nomura Holdings, Inc.	360,385	0.1
15		Nomura Real Estate
		Office Fund, Inc.	76,980	0.0
89,835		Nordea Bank AB	692,416	0.2
172,168		Old Mutual PLC	362,124	0.1
3,300		ORIX Corp.	272,056	0.1
75,608		Oversea-Chinese
		Banking Corp.	455,981	0.1
400		Partners Group	69,685	0.0
86,171		Prudential PLC	852,584	0.3
34,442		QBE Insurance Group
		Ltd.	455,818	0.1
1,748	L	Raiffeisen International
		Bank Holding AG	45,248	0.0
9,752		Ratos AB	114,127	0.0
43,142		Resolution Ltd.	168,177	0.1
34,500		Resona Holdings, Inc.	151,869	0.1
551,333	@	Royal Bank of Scotland
		Group PLC	173,783	0.1
112,623		Royal & Sun Alliance
		Insurance Group	183,862	0.1
12,956		Sampo OYJ	320,480	0.1
3,076		Schroders PLC	62,715	0.0
5,688		Scor S.A.	132,628	0.0
35,792		Segro PLC	115,893	0.0
22,000		Shizuoka Bank Ltd.	231,446	0.1
32,000		Singapore Exchange
		Ltd.	151,254	0.1
87,843		Sino Land Co.	124,827	0.0
38,963		Skandinaviska Enskilda
		Banken AB	226,064	0.1
20,995		Societe Generale	463,477	0.1
5,000		Sony Financial
		Holdings, Inc.	73,741	0.0
78,433		Standard Chartered
		PLC	1,715,514	0.5
71,871		Standard Life PLC	230,273	0.1
83,493		Stockland	272,754	0.1
45,700		Sumitomo Mitsui
		Financial Group, Inc.	1,267,388	0.4
13,000		Sumitomo Realty &
		Development Co., Ltd.	227,139	0.1
49,915		Sun Hung Kai
		Properties Ltd.	623,784	0.2
39,174		Suncorp-Metway Ltd.	334,825	0.1
17,139		Svenska
		Handelsbanken AB	449,137	0.1
23,745		Swedbank AB	306,420	0.1
21,079		Swire Pacific Ltd.	253,971	0.1
831		Swiss Life Holding	76,110	0.0
12,232		Swiss Re Ltd.	621,872	0.2
18,400		T&D Holdings, Inc.	171,321	0.1
24,450		Tokio Marine Holdings,
		Inc.	541,417	0.2
28,000		Tokyu Land Corp.	105,662	0.0
1,732		TrygVesta A/S	95,942	0.0
120,528		UBS AG - Reg	1,429,786	0.4
3,008		Unibail	538,350	0.2
44,530	L	UniCredit SpA	367,289	0.1
18,608	L	Unione di Banche
		Italiane SCPA	75,952	0.0
40,000		United Overseas Bank
		Ltd.	470,742	0.1
25,000		United Overseas Land
		Ltd.	77,008	0.0
71,751		Westfield Group	572,456	0.2
72,581		Westfield Retail Trust	184,972	0.1
101,375		Westpac Banking Corp.	2,069,490	0.6
42,264		Wharf Holdings Ltd.	190,512	0.1
31,882		Wheelock & Co., Ltd.	78,835	0.0
8,818		Wing Hang Bank Ltd.	72,143	0.0
5,193		Zurich Financial
		Services AG	1,170,021	0.4
			65,487,166	20.0

		Health Care: 9.4%
2,778		Actelion Ltd. - Reg	95,027	0.0
2,200		Alfresa Holdings Corp.	92,600	0.0
15,600		Astellas Pharma, Inc.	633,474	0.2
45,961		AstraZeneca PLC	2,123,015	0.7
27,275		Bayer AG	1,741,871	0.5
3,366		Celesio AG	53,243	0.0
9,000		Chugai Pharmaceutical
		Co., Ltd.	148,351	0.0
6,922		Cie Generale D'Optique
		Essilor International
		S.A.	487,942	0.2
1,756		Cochlear Ltd.	111,525	0.0
20,271		CSL Ltd.	660,891	0.2
22,700		Daiichi Sankyo Co., Ltd.	449,577	0.1
9,600		Eisai Co., Ltd.	397,067	0.1
17,044	@	Elan Corp. PLC	236,271	0.1
3,544		Fresenius AG	327,720	0.1
6,383		Fresenius Medical Care
		AG & Co. KGaA	433,559	0.1
8,933		Getinge AB	225,886	0.1
171,632		GlaxoSmithKline PLC	3,910,764	1.2
1,449		Lonza Group AG	85,379	0.0
1,583		Merck KGaA	157,641	0.1
8,300		Mitsubishi Tanabe
		Pharma Corp.	131,124	0.0
77,558		Novartis AG	4,428,025	1.4
13,894		Novo-Nordisk A/S	1,596,188	0.5
8,700		Olympus Corp.	114,361	0.0
4,000		Ono Pharmaceutical
		Co., Ltd.	224,333	0.1
7,700		Otsuka Holdings Co.
		Ltd.	216,107	0.1
6,662	@	Qiagen NV	91,725	0.0
23,689		Roche Holding AG -
		Genusschein	4,006,245	1.2
37,347		Sanofi-Aventis	2,729,973	0.8
12,800		Shionogi & Co., Ltd.	164,205	0.1
17,119		Shire PLC	594,951	0.2
27,880		Smith & Nephew PLC	270,570	0.1
12,138		Sonic Healthcare Ltd.	139,905	0.0
2,075		Sonova Holding AG -
		Reg	216,179	0.1
4,500		Suzuken Co., Ltd.	124,605	0.0
1,585	#	Synthes, Inc.	265,297	0.1
25,900		Takeda Pharmaceutical
		Co., Ltd.	1,137,670	0.4
6,600		Terumo Corp.	310,263	0.1
32,522		Teva Phaemaceutical
		Industries Ltd.	1,312,818	0.4
3,700		Tsumura & Co.	109,077	0.0
4,283		UCB S.A.	179,685	0.1
			30,735,109	9.4

		Industrials: 11.9%
76,061		ABB Ltd.	1,428,902	0.4
10,678		Abertis Infraestructuras
		S.A.	169,692	0.1
4,645	L	ACS Actividades de
		Construccion y
		Servicios S.A.	137,147	0.0
3,549		Adecco S.A.	147,909	0.1
1,357		Aeroports de Paris	92,827	0.0
8,862		Aggreko PLC	277,298	0.1
11,672		Alfa Laval AB	220,431	0.1
29,000	L	All Nippon Airways Co.,
		Ltd.	81,032	0.0
6,739		Alstom	203,584	0.1
15		AP Moller - Maersk A/S
		- Class A	93,169	0.0
48		AP Moller - Maersk A/S
		- Class B	315,728	0.1
29,000	L	Asahi Glass Co., Ltd.	242,437	0.1
24,810		Asciano Group	114,011	0.0
7,858		Assa Abloy AB	196,494	0.1
10,815		Altantia S.p.A.	172,622	0.1
21,754		Atlas Copco AB - Class
		A	466,112	0.1
15,833		Atlas Copco AB - Class
		B	299,722	0.1
15,732		Babcock International
		Group	179,479	0.1
120,074		BAE Systems PLC	530,582	0.2
29,395		Balfour Beatty PLC	120,826	0.0
893	L	Bekaert SA	28,517	0.0
5,661		Bouygues S.A.	178,042	0.1
45,477		Brambles Ltd.	332,039	0.1
1,032		Brenntag AG	95,968	0.0
11,501		Bunzl PLC	157,810	0.1
1,680		Bureau Veritas S.A.	122,027	0.0
1,900		Campbell Brothers Ltd.	95,141	0.0
19,997		Capita Group PLC	195,003	0.1
43,053		Cathay Pacific Airways
		Ltd.	73,612	0.0
57		Central Japan Railway
		Co.	481,039	0.2
8,000		Chiyoda Corp.	81,223	0.0
13,916		Cie de Saint-Gobain	531,948	0.2
22,959		Cobham PLC	65,374	0.0
73,000		ComfortDelgro Corp.,
		Ltd.	79,652	0.0
19,000		Dai Nippon Printing Co.,
		Ltd.	182,396	0.1
7,800		Daikin Industries Ltd.	212,918	0.1
252		Delek Group Ltd.	47,543	0.0
9,104		Deutsche Lufthansa AG	108,288	0.0
26,888		Deutsche Post AG	413,382	0.1
7,164		DSV A/S	128,021	0.0
11,702		East Japan Railway Co.	745,866	0.2
4,726		Edenred	115,929	0.0
1,728		Elbit Systems Ltd.	71,150	0.0
15,302		European Aeronautic
		Defence and Space Co.
		NV	476,489	0.2
28,732		Experian Group Ltd.	390,538	0.1
6,700		Fanuc Ltd.	1,021,966	0.3
18,547		Ferrovial SA	223,041	0.1
25,230	@	Fiat Industrial SpA	214,944	0.1
14,902		Finmeccanica S.p.A.	54,870	0.0
30,000		Fraser and Neave Ltd.	143,213	0.0
27,000		Furukawa Electric Co.,
		Ltd.	61,948	0.0
42,552		Group 4 Securicor PLC	179,613	0.1
4,238		GEA Group AG	119,643	0.0
1,377		Geberit AG - Reg	264,689	0.1
13,122		Groupe Eurotunnel S.A.	89,023	0.0
8,342		Hexagon AB	124,186	0.0
6,000	L	Hitachi Construction
		Machinery Co., Ltd.	100,648	0.0
971		Hochtief AG	56,065	0.0
177,400		Hutchison Port Holdings
		Trust	109,988	0.0
75,615		Hutchison Whampoa
		Ltd.	630,995	0.2
46,000		Ishikawajima - Harima
		Heavy Industries Co.,
		Ltd.	111,525	0.0
4,544		Intertek Group PLC	143,494	0.0
32,288		Invensys PLC	105,589	0.0
49,300		Itochu Corp.	499,875	0.2
16,000		Japan Steel Works Ltd.	110,989	0.0
8,000		JGC Corp.	192,069	0.1
9,200		JS Group Corp.	176,326	0.1
8,800		JTEKT Corp.	86,005	0.0
33,000		Kajima Corp.	101,277	0.0
18,000		Kamigumi Co., Ltd.	155,366	0.1
53,000		Kawasaki Heavy
		Industries Ltd.	131,486	0.0
32,000		Kawasaki Kisen Kaisha
		Ltd.	57,621	0.0
16,000	L	Keihin Electric Express
		Railway Co., Ltd.	143,694	0.1
18,000		Keio Corp.	126,958	0.0
16,000		Keisei Electric Railway
		Co., Ltd.	117,637	0.0
40,700		Keppel Corp., Ltd.	291,324	0.1
50,000	L	Kintetsu Corp.	195,297	0.1
32,200		Komatsu Ltd.	750,837	0.2
6,349		Kone OYJ	328,689	0.1
2,504		Koninklijke Boskalis
		Westminster NV	91,713	0.0
2,210		Koninklijke Vopak NV	116,539	0.0
38,000		Kubota Corp.	318,005	0.1
1,830		Kuehne & Nagel
		International AG	204,922	0.1
4,700		Kurita Water Industries
		Ltd.	122,002	0.0
3,939		Legrand S.A.	126,169	0.0
4,841		Leighton Holdings Ltd.	94,106	0.0
3,200		Makita Corp.	103,236	0.0
2,000		MAN AG	177,648	0.1
57,000		Marubeni Corp.	346,947	0.1
26,000		Meggitt PLC	142,318	0.0
4,465		Metso OYJ	164,906	0.1
45,000		Mitsubishi Corp.	906,964	0.3
68,000		Mitsubishi Electric Corp.	651,701	0.2
100,000		Mitsubishi Heavy
		Industries Ltd.	424,720	0.1
58,107		Mitsui & Co., Ltd.	900,615	0.3
39,000		Mitsui OSK Lines Ltd.	150,379	0.1
61,658		MTR Corp.	199,267	0.1
7,000		Nabtesco Corp.	127,333	0.0
8,000		NGK Insulators Ltd.	94,716	0.0
3,400		Nidec Corp.	295,208	0.1
42,000		Nippon Express Co.,
		Ltd.	163,268	0.1
43,000		Nippon Sheet Glass
		Co., Ltd.	80,138	0.0
56,000		Nippon Yusen KK	142,737	0.0
120,727		Noble Group Ltd.	104,895	0.0
14,000		NSK Ltd.	90,430	0.0
62,063		NWS Holdings Ltd.	91,254	0.0
17,000		Obayashi Corp.	75,592	0.0
20,000	L	Odakyu Electric Railway
		Co., Ltd.	193,351	0.1
21,965		Orkla ASA	163,564	0.1
7,959		Prysmian S.p.A.	98,339	0.0
40,295	@	Qantas Airways Ltd.	59,979	0.0
42,776		QR National Ltd.	149,428	0.1
3,356		Randstad Holdings NV	98,725	0.0
64,690		Rolls-Royce Holdings
		PLC	748,986	0.2
31,579		Koninklijke Philips
		Electronics NV	662,580	0.2
5,086		Safran S.A.	152,102	0.1
35,182		Sandvik AB	430,116	0.1
10,829		Scania AB - B Shares	159,849	0.1
1,627		Schindler Holding AG	189,122	0.1
16,762		Schneider Electric S.A.	876,338	0.3
6,500		Secom Co., Ltd.	298,898	0.1
11,088		Securitas AB	95,373	0.0
52,000		SembCorp Industries
		Ltd.	162,191	0.1
38,000	L	SembCorp Marine Ltd.	111,678	0.0
17,846		Serco Group PLC	131,308	0.0
176		SGS S.A.	290,284	0.1
27,450		Siemens AG	2,626,296	0.8
16,000		Singapore Airlines Ltd.	125,208	0.0
14,262		Skanska AB	235,392	0.1
11,441		SKF AB - B Shares	241,182	0.1
1,600		SMC Corp.	257,417	0.1
12,325		Smiths Group PLC	174,912	0.1
52,804		Snam Rete Gas S.p.A.	232,577	0.1
1,228		Societe BIC S.A.	108,638	0.0
81,000		Singapore Technologies
		Engineering Ltd.	168,014	0.1
740		Sulzer AG	78,800	0.0
38,400	L	Sumitomo Corp.	519,058	0.2
24,100		Sumitomo Electric
		Industries Ltd.	260,923	0.1
18,000		Sumitomo Heavy
		Industries	105,053	0.0
3,444		Thales S.A.	108,405	0.0
5,400		THK Co., Ltd.	106,368	0.0
11,274		TNT Express NV	83,968	0.0
23,000		Tobu Railway Co., Ltd.	117,356	0.0
40,000		Tokyu Corp.	196,983	0.1
28,225		Toll Holdings Ltd.	121,531	0.0
19,000	L	Toppan Printing Co.,
		Ltd.	139,490	0.0
8,800		Toyota Tsusho Corp.	155,117	0.1
47,291		Transurban Group	271,613	0.1
3,577		Vallourec	231,063	0.1
7,112	@,L	Vestas Wind Systems
		A/S	76,490	0.0
15,233		Vinci S.A.	663,068	0.2
47,763		Volvo AB - B Shares	520,330	0.2
6,406		Wartsila OYJ	184,254	0.1
5,864		Weir Group PLC	185,088	0.1
1,012		Wendel Investissement	67,177	0.0
6,600		West Japan Railway
		Co.	286,779	0.1
7,243		Wolseley PLC	239,562	0.1
17,400		Yamato Holdings Co.,
		Ltd.	292,854	0.1
			38,881,714	11.9

		Information Technology: 4.3%
5,500		Advantest Corp.	52,233	0.0
84,087	@,L	Alcatel-Lucent	130,673	0.0
5,537		Amadeus IT Holding
		S.A.	89,412	0.0
47,469		ARM Holdings PLC	438,158	0.1
14,608		ASML Holding NV	610,196	0.2
10,800		Brother Industries Ltd.	132,187	0.1
37,700	L	Canon, Inc.	1,659,076	0.5
4,891		Capgemini S.A.	152,062	0.1
14,378		Computershare Ltd.	117,526	0.0
2,179		Dassault Systemes S.A.	174,064	0.1
8,900	@,L	Elpida Memory, Inc.	41,177	0.0
100,364		Telefonaktiebolaget LM
		Ericsson	1,017,753	0.3
105,473	@	Foxconn International
		Holdings Ltd.	67,827	0.0
15,800		Fuji Photo Film Co., Ltd.	372,734	0.1
54,000		Fujitsu Ltd.	279,987	0.1
5,400		Gree, Inc.	185,632	0.1
900		Hirose Electric Co., Ltd.	78,720	0.0
3,700		Hitachi High-
		Technologies Corp.	80,152	0.0
154,000	L	Hitachi Ltd.	801,103	0.3
13,000		Hoya Corp.	279,489	0.1
5,000		Ibiden Co., Ltd.	98,440	0.0
35,494		Infineon Technologies
		AG	266,578	0.1
1,370		Keyence Corp.	330,224	0.1
11,000		Konica Minolta
		Holdings, Inc.	81,794	0.0
5,600		Kyocera Corp.	449,084	0.1
7,100		Murata Manufacturing
		Co., Ltd.	363,603	0.1
85,000		NEC Corp.	172,031	0.1
1,454		Neopost S.A.	97,779	0.0
2,037	@	NICE Systems Ltd.	70,011	0.0
3,300		Nintendo Co., Ltd.	453,064	0.1
12,000		Nippon Electric Glass
		Co., Ltd.	118,131	0.0
124,329		Nokia OYJ	599,366	0.2
53		NTT Data Corp.	168,763	0.1
6,500		Omron Corp.	130,474	0.0
2,000		Oracle Corp. Japan	66,112	0.0
23,000		Ricoh Co., Ltd.	200,062	0.1
2,600		Rohm Co., Ltd.	120,903	0.0
46,029		Sage Group PLC	210,322	0.1
28,850		SAP AG	1,525,920	0.5
5,400		Seiko Epson Corp.	71,374	0.0
21,020		STMicroelectronics NV	124,436	0.0
6,400		Sumco Corp.	47,112	0.0
3,900		TDK Corp.	172,003	0.1
6,000		Tokyo Electron Ltd.	304,006	0.1
140,000		Toshiba Corp.	571,345	0.2
3,600		Trend Micro, Inc.	107,350	0.0
564		Yahoo! Japan Corp.	181,447	0.1
16,000		Yaskawa Electric Corp.	135,499	0.1
13,800		Yokogawa Electric
		Corp.	123,915	0.0
			14,121,309	4.3

		Materials: 9.7%
9,397		Air Liquide	1,160,316	0.4
7,105		Akzo Nobel NV	342,386	0.1
70,786		Alumina Ltd.	81,040	0.0
44,631		Amcor Ltd.	328,556	0.1
43,123		Anglo American PLC	1,592,959	0.5
12,812		Antofagasta PLC	242,306	0.1
27,457		ArcelorMittal	498,905	0.2
1,500		Arkema	105,403	0.0
38,000		Asahi Kasei Corp.	229,007	0.1
30,297		BASF AG	2,109,224	0.7
107,992		BHP Billiton Ltd.	3,811,965	1.2
71,568		BHP Billiton PLC	2,092,323	0.6
9,141		Boliden AB	132,613	0.0
19,252		Boral Ltd.	70,692	0.0
14,687		Cimpor Cimentos de
		Portugal SG	100,880	0.0
20,402		CRH PLC	403,897	0.1
16,000		Daido Steel Co., Ltd.	99,886	0.0
20,000		Denki Kagaku Kogyo K
		K	73,701	0.0
8,468		Eurasian Natural
		Resources Corp.	83,515	0.0
19,923		Fletcher Building Ltd.	95,136	0.0
42,988		Fortescue Metals Group
		Ltd.	188,051	0.1
6,660		Fresnillo PLC	157,805	0.1
273		Givaudan	259,412	0.1
25,623		Glencore International
		PLC	156,451	0.1
3,960		HeidelbergCement AG	167,723	0.1
8,050		Holcim Ltd.	429,106	0.1
3,691		Holmen AB	105,703	0.0
10,000		Iluka Resources Ltd.	158,390	0.1
1,545		Imerys S.A.	70,863	0.0
53,312		Incitec Pivot Ltd.	169,243	0.1
15,439		Israel Chemicals Ltd.	160,788	0.1
85		Israel Corp., Ltd.	53,235	0.0
14,137		James Hardie Industries
		SE	98,558	0.0
16,400		JFE Holdings, Inc.	296,512	0.1
7,101		Johnson Matthey PLC	202,321	0.1
7,600		JSR Corp.	140,070	0.0
4,320		K+S AG	194,839	0.1
7,492		Kazakhmys PLC	108,175	0.0
94,000		Kobe Steel Ltd.	145,279	0.1
4,972		Koninklijke DSM NV	229,813	0.1
9,000		Kuraray Co., Ltd.	127,725	0.0
6,182		Lafarge S.A.	216,414	0.1
2,273		Lanxess	117,393	0.0
5,263		Linde AG	782,146	0.2
5,725		Lonmin PLC	87,228	0.0
41,000		Mitsubishi Chemical
		Holdings Corp.	224,698	0.1
20,000		Mitsubishi Gas
		Chemical Co., Inc.	110,900	0.0
55,000		Mitsubishi Materials
		Corp.	148,699	0.1
44,000		Mitsui Chemicals, Inc.	133,598	0.0
24,735		Newcrest Mining Ltd.	753,800	0.2
5,800	L	Nippon Paper Group,
		Inc.	126,646	0.0
185,000		Nippon Steel Corp.	460,202	0.1
6,100		Nitto Denko Corp.	216,979	0.1
31,110		Norsk Hydro ASA	143,609	0.0
7,565		Novozymes A/S	233,062	0.1
34,000		OJI Paper Co., Ltd.	174,560	0.1
42,078		OneSteel Ltd.	30,085	0.0
11,693		Orica Ltd.	289,331	0.1
10,350		OZ Minerals Ltd.	105,873	0.0
2,797		Randgold Resources
		Ltd.	285,959	0.1
37,952		Rexam PLC	207,703	0.1
14,573		Rio Tinto Ltd.	898,412	0.3
46,974		Rio Tinto PLC	2,294,500	0.7
2,129		Salzgitter AG	106,188	0.0
14,886		Shin-Etsu Chemical
		Co., Ltd.	731,197	0.2
60,000		Showa Denko KK	121,093	0.0
78		Sika AG	146,661	0.1
8,401		Sims Group Ltd.	108,815	0.0
1,611		Solvay S.A.	132,255	0.0
7,813		SSAB Svenskt Staal AB
		- Class A	68,417	0.0
18,961		Stora Enso OYJ (Euro
		Denominated Security)	112,930	0.0
53,000		Sumitomo Chemical
		Co., Ltd.	192,433	0.1
135,000		Sumitomo Metal
		Industries Ltd.	244,831	0.1
19,000		Sumitomo Metal Mining
		Co., Ltd.	243,242	0.1
16,830		Svenska Cellulosa AB -
		B Shares	248,448	0.1
3,055		Syngenta AG	897,713	0.3
40,000		Teijin Ltd.	122,721	0.0
11,499		ThyssenKrupp AG	263,818	0.1
55,000		Toray Industries, Inc.	393,505	0.1
5,600		Toyo Seikan Kaisha Ltd.	76,212	0.0
44,000		Ube Industries Ltd.	120,265	0.0
4,253		Umicore	174,679	0.1
18,916		UPM-Kymmene OYJ	207,294	0.1
3,841		Vedanta Resources
		PLC	60,600	0.0
4,242		Voestalpine AG	118,851	0.0
765	L	Wacker Chemie AG	61,449	0.0
67,962		Xstrata PLC	1,034,724	0.3
5,842		Yara International ASA	233,211	0.1
			31,538,121	9.7

		Telecommunication Services: 0.1%
2,602	L	Millicom International
		Cellular S.A.	259,940	0.1

		Telecommunications: 5.7%
5,476		Belgacom S.A.	171,341	0.1
74,082		Bezeq Israeli
		Telecommunication
		Corp., Ltd.	135,941	0.0
270,216		BT Group PLC	800,964	0.2
93,731		Deutsche Telekom AG	1,075,175	0.3
59,564		France Telecom S.A.	932,273	0.3
9,322		Hellenic
		Telecommunications
		Organization S.A.	34,627	0.0
13,525		Inmarsat PLC	84,703	0.0
96		KDDI Corp.	616,541	0.2
52,297		Koninklijke KPN NV	624,276	0.2
17,800		Nippon Telegraph &
		Telephone Corp.	906,197	0.3
537		NTT DoCoMo, Inc.	985,943	0.3
18,132	L	Portugal Telecom
		SGPS S.A.	104,430	0.0
264,000		Singapore
		Telecommunications
		Ltd.	628,782	0.2
27,400		Softbank Corp.	804,685	0.2
709		Swisscom AG	268,164	0.1
10,425		Tele2 AB - B Shares	202,032	0.1
84,431		Telecom Corp. of New
		Zealand Ltd.	135,280	0.0
318,064		Telecom Italia S.p.A.	339,965	0.1
192,779		Telecom Italia S.p.A.
		RNC	172,500	0.1
139,495		Telefonica S.A.	2,403,236	0.7
11,107		Telekom Austria AG	132,877	0.0
26,836		Telenor ASA	439,138	0.1
77,770		TeliaSonera AB	526,968	0.2
152,348		Telstra Corp., Ltd.	518,138	0.2
38,207		Vivendi	834,039	0.3
1,724,126		Vodafone Group PLC	4,807,011	1.5
			18,685,226	5.7

		Utilities: 4.3%
1,584		Acciona S.A.	136,136	0.0
15,168		AGL Energy Ltd.	221,935	0.1
176,522		Centrica PLC	792,843	0.2
23,236		Cheung Kong
		Infrastructure Holdings
		Ltd.	135,857	0.0
22,400		Chubu Electric Power
		Co., Inc.	419,169	0.1
8,744		Chugoku Electric Power
		Co., Inc.	153,210	0.1
66,103		CLP Holdings Ltd.	561,603	0.2
61,955		E.ON AG	1,335,136	0.4
8,091		Electricite de France SA	196,326	0.1
15,886	@	EDP Renovaveis S.A.	97,010	0.0
3,200		Electric Power
		Development Co.	85,096	0.0
5,323		Enagas	98,278	0.0
48,321		Enel Green Power SpA	100,698	0.0
226,172		Enel S.p.A.	917,518	0.3
54,421		Energias de Portugal
		S.A.	168,072	0.1
13,230		Fortum OYJ	281,773	0.1
8,515	L	Gas Natural SDG S.A.	145,937	0.0
41,852		Gaz de France	1,137,247	0.4
4,200		Hokkaido Electric Power
		Co., Inc.	59,702	0.0
5,900		Hokuriku Electric Power
		Co.	110,186	0.0
169,811		Hong Kong & China
		Gas	393,175	0.1
52,302		HongKong Electric
		Holdings	386,723	0.1
140,447		Iberdrola S.A.	877,291	0.3
51,749		International Power PLC	270,592	0.1
27,700		Kansai Electric Power
		Co., Inc.	425,504	0.1
15,700		Kyushu Electric Power
		Co., Inc.	224,899	0.1
118,492		National Grid PLC	1,145,309	0.4
92,000		Osaka Gas Co., Ltd.	363,483	0.1
3,509		Red Electrica de
		Espana	149,842	0.0
14,922		RWE AG	523,812	0.2
30,656		Scottish & Southern
		Energy PLC	613,646	0.2
7,240		Severn Trent PLC	168,008	0.1
6,200		Shikoku Electric Power
		Co.	177,865	0.1
7,203		Suez Environnement
		S.A.	82,755	0.0
47,152		Terna S.p.A	158,683	0.1
14,200		Tohoku Electric Power
		Co., Inc.	136,426	0.0
40,400		Tokyo Electric Power
		Co., Inc.	96,954	0.0
83,079		Tokyo Gas Co., Ltd.	382,875	0.1
21,419		United Utilities Group
		PLC	201,403	0.1
12,236		Veolia Environnement	134,061	0.0
2,474		Verbund AG	66,341	0.0
			14,133,379	4.3

	Total Common Stock
	(Cost $270,924,283)		308,084,471	94.2

PREFERRED STOCK: 0.3%
		Consumer Discretionary: 0.3%
5,610		Porsche AG	299,490	0.1
3,341		ProSieben SAT.1 Media
		AG	60,874	0.0
4,819		Volkswagen AG	720,493	0.2

	Total Preferred Stock
	(Cost $782,815)		1,080,857	0.3

RIGHTS: –%
		: –%
15,860	X	Immoeast AG	–	–

	Total Rights
	(Cost $–)		–	–

WARRANTS: 0.0%
		Consumer Staples: 0.0%
17,122		Golden Agri-Resources
		Ltd.	2,152	0.0

	Total Warrants
	(Cost $–)		2,152	0.0

	Total Long-Term
	Investments
	(Cost $271,707,098)		309,167,480	94.5

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.2%
		Securities Lending Collateralcc(1): 3.3%
2,567,259		Deutsche Bank AG,
		Repurchase Agreement
		dated 12/30/11, 0.10%,
		due 01/03/12
		(Repurchase Amount
		$2,567,287,
		collateralized by various
		U.S. Government and
		U.S. Government
		Agency Obligations,
		0.000%-6.500%, Market
		Value plus accrued
		interest $2,618,604, due
		06/28/12-11/01/41)	2,567,259	0.8
2,567,259		Goldman Sachs & Co.,
		Repurchase Agreement
		dated 12/30/11, 0.10%,
		due 01/03/12
		(Repurchase Amount
		$2,567,287,
		collateralized by various
		U.S. Government
		Agency Obligations,
		2.163%-6.500%, Market
		Value plus accrued
		interest $2,618,604, due
		04/01/20-12/01/48)	2,567,259	0.8
2,567,259		JPMorgan Chase & Co.,
		Repurchase Agreement
		dated 12/30/11, 0.05%,
		due 01/03/12
		(Repurchase Amount
		$2,567,273,
		collateralized by various
		U.S. Government
		Agency Obligations,
		2.134%-5.939%, Market
		Value plus accrued
		interest $2,618,610, due
		06/01/24-03/01/41)	2,567,259	0.8
2,567,259		Morgan Stanley,
		Repurchase Agreement
		dated 12/30/11, 0.08%,
		due 01/03/12
		(Repurchase Amount
		$2,567,282,
		collateralized by various
		U.S. Government and
		U.S. Government
		Agency Obligations,
		0.000%-6.375%, Market
		Value plus accrued
		interest $2,618,604, due
		11/15/12-10/01/44)	2,567,259	0.8
540,476		Royal Bank of Canada,
		Repurchase Agreement
		dated 12/30/11, 0.01%,
		due 01/03/12
		(Repurchase Amount
		$540,477, collateralized
		by various U.S.
		Government Securities,
		0.000%-4.250%, Market
		Value plus accrued
		interest $551,286, due
		08/15/12-11/15/40)	540,476	0.1
			10,809,512	3.3

				Percentage
				of Net
Shares			Value	Assets
		Mutual Funds: 2.9%
9,307,000		BlackRock Liquidity
		Funds, TempFund,
		Institutional Class
		(Cost $9,307,000)	9,307,000	2.9
	Total Short-Term
	Investments
	(Cost $20,116,512)		20,116,512	6.2

	Total Investments in
	Securities
	(Cost $291,823,610)		$329,283,992	100.7
	Liabilities in Excess of
	Other Assets		(2,420,761)	(0.7)
	Net Assets		$326,863,231	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
**	Investment in affiliate
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $300,645,850.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$61,439,284
Gross Unrealized Depreciation	(32,801,142)

Net Unrealized Appreciation	$28,638,142

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$—	$29,851,858	$—	$29,851,858
Consumer Staples	444,720	35,792,682	—	36,237,402
Energy	—	28,153,247	—	28,153,247
Financials	—	65,487,166	—	65,487,166
Health Care	—	30,735,109	—	30,735,109
Industrials	109,988	38,771,726	—	38,881,714
Information Technology	—	14,121,309	—	14,121,309
Materials	—	31,538,121	—	31,538,121
Telecommunication Services	—	259,940	—	259,940
Telecommunications	104,430	18,580,796	—	18,685,226
Utilities	—	14,133,379	—	14,133,379
Total Common Stock	659,138	307,425,333	—	308,084,471
Preferred Stock	—	1,080,857	—	1,080,857
Rights	—	—	—	—
Warrants	2,152	—	—	2,152
Short-Term Investments	9,307,000	10,809,512	—	20,116,512
Total Investments, at value	$9,968,290	$319,315,702	$—	$329,283,992
Other Financial Instruments+
Futures	167,712	—	—	167,712
Forward Foreign Currency Contracts	—	91,776	—	91,776
Total Assets	$10,136,002	$319,407,478	$—	$329,543,480
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(12,703)	$—	$(12,703)
Total Liabilities	$—	$(12,703)	$—	$(12,703)

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING International
Index Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers
Harriman	Australian Dollar	300,000	Buy	03/21/12	$300,867	$304,072	$3,205
Brown Brothers
Harriman	EU Euro	1,000,000	Buy	03/21/12	1,292,550	1,295,213	2,663
Brown Brothers
Harriman	British Pound	1,000,000	Buy	03/21/12	1,537,900	1,551,766	13,866
Brown Brothers
Harriman	Japanese Yen	100,000,000	Buy	03/21/12	1,288,494	1,301,176	12,682
JPMorgan Chase &
Co.	EU Euro	1,700,000	Buy	03/21/12	2,214,565	2,201,862	(12,703)
JPMorgan Chase &
Co.	Japanese Yen	180,000,000	Buy	03/21/12	2,313,898	2,342,116	28,218
UBS Warburg LLC	Australian Dollar	1,000,000	Buy	03/21/12	982,430	1,013,572	31,142
							$79,073

ING International Index Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	279	03/16/12	$19,661,130	$167,712
			$19,661,130	$167,712

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
ING Japan TOPIX Index Portfolio	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.5%
		Consumer Discretionary: 18.2%
3,900		ABC-Mart, Inc.	148,153	0.1
115		Accordia Golf Co., Ltd.	83,223	0.0
900		Aeon Fantasy Co., Ltd.	14,591	0.0
7,000		Aichi Machine Industry
		Co., Ltd.	24,748	0.0
6,400		Aigan Co., Ltd.	29,981	0.0
2,500		Aisan Industry Co., Ltd.	19,377	0.0
27,000		Aisin Seiki Co., Ltd.	765,183	0.2
7,900		Akebono Brake
		Industry Co., Ltd.	33,902	0.0
4,700		Alpen Co., Ltd.	82,601	0.0
3,600		Alpha Corp.	40,987	0.0
3,300		Alpine Electronics, Inc.	35,361	0.0
12		Amiyaki Tei Co., Ltd.	28,573	0.0
500		Amuse, Inc.	6,354	0.0
900		AOKI Holdings, Inc.	14,668	0.0
4,600		Aoyama Trading Co.,
		Ltd.	86,043	0.0
2,500		Arc Land Sakamoto
		Co., Ltd.	46,604	0.0
8,500		Arnest One Corp.	86,832	0.0
2,100		Asahi Co., Ltd.	44,904	0.0
26,000	@	Asahi TEC Corp.	10,830	0.0
4,300		Asatsu-DK, Inc.	112,690	0.0
6,000		Ashimori Industry Co.
		Ltd	8,157	0.0
28,900		Asics Corp.	324,840	0.1
1,800		ASKUL Corp.	25,550	0.0
3,100		Autobacs Seven Co.,
		Ltd.	141,758	0.1
2,300		Avex Group Holdings,
		Inc.	29,377	0.0
6,350		Belluna Co., Ltd.	46,912	0.0
10,900		Benesse Corp.	526,926	0.1
13,000		Best Denki Co., Ltd.	31,525	0.0
114	L	BIC Camera, Inc.	63,421	0.0
3,200		Bookoff Corp.	28,284	0.0
105,500		Bridgestone Corp.	2,389,383	0.6
19,000		Calsonic Kansei Corp.	107,970	0.0
37	L	Can Do Co., Ltd.	39,960	0.0
7,700		Canon Sales Co., Inc.	89,705	0.0
34,300		Casio Computer Co.,
		Ltd.	207,557	0.1
1,300		Central Sports Co., Ltd.	16,834	0.0
2,200	@	CHI Group Co., Ltd.	5,639	0.0
3,400		Chiyoda Co., Ltd.	60,260	0.0
3,000		Chofu Seisakusho Co.,
		Ltd.	75,882	0.0
9,000		Chori Co., Ltd.	10,055	0.0
2,000		Chuo Spring Co., Ltd.	7,068	0.0
32,000	L	Clarion Co., Ltd.	56,911	0.0
5,400		Cleanup Corp.	33,682	0.0
8,000		Colowide Co., Ltd.	55,809	0.0
1,600		Corona Corp.	25,149	0.0
2,000		Daido Metal Co., Ltd.	22,023	0.0
7,600		Daidoh Ltd.	68,306	0.0
16,650	@	Daiei, Inc.	59,978	0.0
31,000		Daihatsu Motor Co.,
		Ltd.	551,267	0.1
3,700		Daikoku Denki Co., Ltd.	35,011	0.0
3,800		Dainichi Co., Ltd.	35,005	0.0
2,700		Daisyo Corp.	34,688	0.0
10,000	@	Daito Woolen Spinning
		& Weaving Co., Ltd.	8,162	0.0
1,500		Daiyu Eight Co., Ltd.	14,258	0.0
14,300		DCM Japan Holdings
		Co., Ltd.	112,472	0.0
14,700		Dena Co., Ltd.	440,360	0.1
80,300		Denso Corp.	2,205,909	0.5
31,100		Dentsu, Inc.	946,106	0.2
13,000		Descente Ltd.	68,401	0.0
4,800		Don Quijote Co., Ltd.	164,802	0.1
2,300		Doshisha Co., Ltd.	66,330	0.0
6,400		Doutor Nichires
		Holdings Co., Ltd.	84,078	0.0
7,000		Dynic Corp.	12,425	0.0
7,000		Eagle Industry Co., Ltd.	55,078	0.0
19,000	@	Econach Co., Ltd.	7,622	0.0
11,500	L	EDION Corp.	93,418	0.0
4,300		Exedy Corp.	123,455	0.1
3,400		F&A Aqua Holdings,
		Inc.	33,935	0.0
7,600		Fast Retailing Co., Ltd.	1,382,477	0.3
4,400		FCC Co., Ltd.	89,236	0.0
1,300		Felissimo Corp.	16,374	0.0
5,500		Foster Electric Co., Ltd.	78,426	0.0
4,000		France Bed Holdings
		Co., Ltd.	6,848	0.0
3,600		F-Tech, Inc.	40,415	0.0
4,300		Fuji Co., Ltd.	100,638	0.0
103,000		Fuji Heavy Industries
		Ltd.	617,775	0.2
4,000	@	Fuji Kiko Co., Ltd.	10,900	0.0
9,000		Fuji Kyuko Co., Ltd.	53,114	0.0
326		Fuji Television
		Network, Inc.	492,884	0.1
6,000		Fujibo Holdings, Inc.	12,189	0.0
2,000		Fujikura Rubber Ltd.	7,524	0.0
18,000		Fujita Kanko, Inc.	59,360	0.0
14,000		Fujitsu General Ltd.	79,856	0.0
4,300		Funai Electric Co., Ltd.	102,818	0.0
7,000		Furukawa Battery Co.,
		Ltd.	30,682	0.0
4,800		Futaba Industrial Co.,
		Ltd.	26,942	0.0
19,000		Gakken Holdings Co.,
		Ltd.	34,588	0.0
5,400		Genki Sushi Co., Ltd.	66,952	0.0
35		Geo Co., Ltd.	36,224	0.0
23,000		GLOBERIDE, Inc.	26,625	0.0
11,000		Goldwin, Inc.	44,743	0.0
10,000		Gourmet Kineya Co.,
		Ltd.	54,402	0.0
30,000		GSI Creos Corp.	39,291	0.0
310		Gulliver International
		Co.	12,697	0.0
21,000		Gunze Ltd.	61,246	0.0
9,000		H2O Retailing Corp.	68,452	0.0
5,120		Hakuhodo DY
		Holdings, Inc.	293,549	0.1
3,300		Hakuyosha Co., Ltd.	8,951	0.0
5,800		Happinet Corp.	53,025	0.0
6,000		Hard Off Corp. Co.,
		Ltd.	40,507	0.0
2,300		Haruyama Trading Co.,
		Ltd.	11,472	0.0
195,000		Haseko Corp.	129,004	0.1
3,300		Heiwa Corp.	56,961	0.0
2,600		Hiday Hidaka Corp.	42,710	0.0
2,700		Hikari Tsushin, Inc.	67,072	0.0
2,600		HIS Co., Ltd.	74,097	0.0
9,500		Hitachi Koki Co., Ltd.	72,094	0.0
272,300	L	Honda Motor Co., Ltd.	8,294,504	1.9
1,610		Honeys Co., Ltd.	23,607	0.0
67		Hoosiers Corp.	25,895	0.0
2,300		Horipro, Inc.	31,211	0.0
600		House of Rose Co.,
		Ltd.	9,716	0.0
3,400		Hurxley Corp.	23,181	0.0
1,500		Ichibanya Co., Ltd.	43,840	0.0
6,000		Ichikawa Co., Ltd.	11,526	0.0
12,000		Ichikoh Industries Ltd.	19,575	0.0
19		Ikyu Corp.	8,145	0.0
4,100		Imasen Electric
		Industrial	45,740	0.0
7,100	@	Impress Holdings, Inc.	9,389	0.0
2,700		Intage, Inc.	49,233	0.0
64,800		Isetan Mitsukoshi
		Holdings Ltd.	676,977	0.2
200,000		Isuzu Motors Ltd.	920,708	0.2
9,000		Izumi Co., Ltd.	148,731	0.1
26,000	@	Izutsuya Co., Ltd.	14,156	0.0
79,000		J Front Retailing Co.,
		Ltd.	380,826	0.1
60,000	@	Janome Sewing
		Machine Co., Ltd.	41,178	0.0
1,000		Japan Vilene Co., Ltd.	4,243	0.0
10,000		Japan Wool Textile
		Co., Ltd.	74,357	0.0
3,700		Joban Kosan Co., Ltd.	3,872	0.0
7,000		Joshin Denki Co., Ltd.	76,923	0.0
26,870	@	JVC Kenwood
		Holdings, Inc.	92,468	0.0
3,000	L	Kadokawa Group
		Holdings, Inc.	103,918	0.0
3,050		Kappa Create Co., Ltd.	72,150	0.0
7,000		Kasai Kogyo Co., Ltd.	35,203	0.0
3,000		Kawai Musical
		Instruments
		Manufacturing Co., Ltd.	5,563	0.0
26,000	L	Kayaba Industry Co.,
		Ltd.	122,448	0.1
7,900		Keihin Corp.	130,555	0.1
8,900	L	Keiyo Co., Ltd.	55,115	0.0
6,600		Kimoto Co., Ltd.	41,588	0.0
53,000	@	Kinki Nippon Tourist
		Co., Ltd.	56,426	0.0
9,000		Kinugawa Rubber
		Industrial Co., Ltd.	79,004	0.0
2,300		Kisoji Co., Ltd.	42,841	0.0
3,800		Kohnan Shoji Co., Ltd.	62,214	0.0
17,000		Koito Manufacturing
		Co., Ltd.	237,617	0.1
5,100		Kojima Co., Ltd.	33,269	0.0
12,000		Komatsu Seiren Co.,
		Ltd.	57,335	0.0
4,200		Komeri Co., Ltd.	129,130	0.1
2,900		Kourakuen Corp.	44,671	0.0
7,760		K’S Holdings Corp.	307,055	0.1
1,200		Kura Corp.	15,775	0.0
11,000		Kurabo Industries Ltd.	20,848	0.0
700		Kuraudia Co., Ltd.	9,512	0.0
2,900		Kyoritsu Maintenance
		Co., Ltd.	53,622	0.0
2,900		LEC, Inc.	42,938	0.0
11,200		Look, Inc.	29,948	0.0
1,500		Marche Corp.	13,628	0.0
1,100		Mars Engineering
		Corp.	18,767	0.0
39,200		Marui Co., Ltd.	304,733	0.1
6,000	L	Matsuya Co., Ltd.	33,958	0.0
2,700		Matsuya Foods Co.,
		Ltd.	55,822	0.0
245,000	L	Mazda Motor Corp.	430,778	0.1
4,850		Megane TOP Co., Ltd.	55,748	0.0
4,900		Meiko Network Japan
		Co., Ltd.	44,016	0.0
2,300		Meiwa Estate Co., Ltd.	10,614	0.0
6,900	@	Misawa Homes Co.,
		Ltd.	55,517	0.0
9,000		Mitsuba Corp.	70,158	0.0
707,000	@	Mitsubishi Motors Corp.	833,086	0.2
1,000		Mitsui Home Co., Ltd.	5,107	0.0
9,000		Mizuno Corp.	46,307	0.0
1,100		Monogatari Corp./The	18,149	0.0
3,300		MOS Food Services,
		Inc.	65,717	0.0
5,500		Mr Max Corp.	23,205	0.0
3,400		Musashi Seimitsu
		Industry Co., Ltd.	73,114	0.0
27,000	@	Naigai Co., Ltd.	16,451	0.0
3,000		Nakayamafuku Co.,
		Ltd.	23,065	0.0
35,100		Namco Bandai
		Holdings, Inc.	498,158	0.1
6,100		Next Co. Ltd	22,272	0.0
31,000		NGK Spark Plug Co.,
		Ltd.	383,127	0.1
24,400		NHK Spring Co., Ltd.	215,654	0.1
13,000		Nice Holdings, Inc.	27,220	0.0
4,100		Nidec Copal Corp.	45,385	0.0
3,800		Nidec-Tosok Corp.	45,030	0.0
8,400		Nifco, Inc.	233,453	0.1
2,200		Nihon Eslead Corp.	18,965	0.0
8,100		Nihon Tokushu Toryo
		Co., Ltd.	31,385	0.0
600		Nikkato Corp.	3,686	0.0
56,300		Nikon Corp.	1,247,639	0.3
73,000	@	Nippon Columbia Co.
		Ltd.	26,535	0.0
1,800		Nippon Felt Co., Ltd.	9,065	0.0
17,000		Nippon Piston Ring
		Co., Ltd.	33,555	0.0
2,780		Nippon Television
		Network Corp.	424,476	0.1
9,400		Nishimatsuya Chain
		Co., Ltd.	72,571	0.0
404,900		Nissan Motor Co., Ltd.	3,625,918	0.9
10,000		Nissan Shatai Co., Ltd.	96,906	0.0
14,000		Nissei Build Kogyo Co.,
		Ltd.	33,079	0.0
10,300		Nissen Holdings Co.,
		Ltd.	45,912	0.0
21,000		Nisshinbo Industries,
		Inc.	188,822	0.1
6,700		Nissin Kogyo Co., Ltd.	95,928	0.0
6,100		Nitori Co., Ltd.	571,983	0.2
10,000		Nitto Seimo Co., Ltd.	18,103	0.0
15,700		NOK Corp.	267,828	0.1
6,500		Noritsu Koki Co., Ltd.	29,339	0.0
4,200		Ohashi Technica, Inc.	32,038	0.0
23,000		Onward Kashiyama
		Co., Ltd.	168,453	0.1
8,900		Oriental Land Co., Ltd.	939,614	0.2
10,000		Pacific Industrial Co.,
		Ltd.	48,047	0.0
1,150		Pal Co., Ltd.	44,484	0.0
5,100		Paltac Corp.	65,263	0.0
5,000		PanaHome Corp.	33,966	0.0
368,200		Panasonic Corp.	3,107,488	0.7
7,600		Parco Co., Ltd.	57,819	0.0
5,900		Paris Miki Holdings,
		Inc.	48,067	0.0
3,100	@	PIA Corp.	31,881	0.0
2,300		Piolax, Inc.	50,212	0.0
34,400		Pioneer Corp.	154,119	0.1
3,500		Plenus Co., Ltd.	57,171	0.0
2,180		Point, Inc.	92,469	0.0
14,000		Press Kogyo Co., Ltd.	67,138	0.0
1,200		Renaissance, Inc.	6,070	0.0
23,100	@	Renown, Inc.	42,587	0.0
5,000		Resort Solution Co.,
		Ltd.	9,377	0.0
1,500		Resorttrust, Inc.	22,147	0.0
5,400		Right On Co., Ltd.	40,906	0.0
10,000		Riken Corp.	37,399	0.0
3,000		Ringer Hut Co., Ltd.	41,235	0.0
5,400		Rinnai Corp.	386,666	0.1
1,089		Riso Kyoiku Co., Ltd.	67,107	0.0
1,000		Roland Corp.	9,042	0.0
6,600	L	Round One Corp.	42,794	0.0
4,900		Royal Holdings Co.,
		Ltd.	58,408	0.0
2,900		Ryohin Keikaku Co.,
		Ltd.	141,605	0.1
6,000		Sagami Chain Co., Ltd.	41,997	0.0
12,000	@	Sagami Co., Ltd.	12,784	0.0
5,100		Saizeriya Co., Ltd.	84,744	0.0
28,000		Sakai Ovex Co., Ltd.	41,012	0.0
1,700		San Holdings, Inc.	30,440	0.0
10,000		Sanden Corp.	30,006	0.0
5,800		Sangetsu Co., Ltd.	149,142	0.1
8,500		Sankyo Co., Ltd.	429,737	0.1
10,900		Sankyo Seiko Co., Ltd.	37,683	0.0
1,000		Sanoh Industrial Co.,
		Ltd.	7,031	0.0
8,000		Sanrio Co., Ltd.	410,328	0.1
826,000	@	Sansui Electric Co.,
		Ltd.	21,463	0.0
14,000		Sanyo Shokai Ltd.	31,797	0.0
10,300		Scroll Corp.	36,253	0.0
33,800		Sega Sammy Holdings,
		Inc.	730,194	0.2
15,000		Seiko Holdings Corp.	30,650	0.0
3,700		Seiren Co., Ltd.	21,635	0.0
65,000		Sekisui Chemical Co.,
		Ltd.	535,443	0.1
107,000		Sekisui House Ltd.	950,844	0.2
9,000		Senshukai Co., Ltd.	60,434	0.0
151,000		Sharp Corp.	1,316,275	0.3
5,000		Shikibo Ltd.	6,624	0.0
7,000		Shimachu Co., Ltd.	160,304	0.1
3,600		Shimamura Co., Ltd.	367,830	0.1
11,800		Shimano, Inc.	574,329	0.2
3,200		Shimojima Co., Ltd.	40,049	0.0
5,200		Shingakukai Co., Ltd.	19,201	0.0
4,000		Shinyei Kaisha	8,226	0.0
7,000		Shiroki Corp.	19,707	0.0
1,800		Shobunsha
		Publications, Inc.	13,490	0.0
20,000		Shochiku Co., Ltd.	189,362	0.1
6,900		Showa Corp.	39,643	0.0
2,100		Shuei Yobiko Co., Ltd.	8,116	0.0
3,400		SK Japan Co., Ltd.	10,703	0.0
209		Sky Perfect Jsat Corp.	104,247	0.0
202,100		Sony Corp.	3,644,063	0.9
2,900		SRI Sports Ltd.	31,543	0.0
1,500		St. Marc Holdings Co.,
		Ltd.	57,672	0.0
21,600		Stanley Electric Co.,
		Ltd.	316,540	0.1
3,600		Studio Alice Co., Ltd.	56,172	0.0
13,000		Suminoe Textile Co.,
		Ltd.	22,741	0.0
22,800		Sumitomo Forestry
		Co., Ltd.	202,039	0.1
27,700		Sumitomo Rubber
		Industries, Inc.	332,630	0.1
66,600		Suzuki Motor Corp.	1,371,299	0.3
25,000	@	SxL Corp.	58,474	0.0
11,000		T RAD Co., Ltd.	36,263	0.0
7,300		Tac Co., Ltd.	15,440	0.0
3,500		Tachi-S Co., Ltd.	60,942	0.0
71		Tact Home Co., Ltd.	57,805	0.0
6,100		Taiho Kogyo Co., Ltd.	52,791	0.0
3,900		Takamatsu
		Construction Group
		Co., Ltd.	61,794	0.0
46,000		Takashimaya Co., Ltd.	331,325	0.1
5,300		Takata Corp.	108,277	0.0
355		Take And Give Needs
		Co., Ltd.	21,575	0.0
1,000		Takihyo Co., Ltd.	5,381	0.0
3,300		Tamron Co., Ltd.	79,553	0.0
1,000		Taya Co., Ltd.	8,556	0.0
10,000		TBK Co., Ltd.	47,478	0.0
3,200		TPR Co., Ltd.	37,369	0.0
7,000		Teikoku Sen-I Co., Ltd.	43,732	0.0
19		T-Gaia Corp.	35,260	0.0
18,000		Toabo Corp.	12,620	0.0
7,000		Toei Co., Ltd.	33,111	0.0
22,900		Toho Co., Ltd.	407,804	0.1
27,000		Tokai Kanko Co., Ltd.	7,003	0.0
7,400		Tokai Rika Co., Ltd.	113,003	0.0
3,500		Tokai Rubber
		Industries, Inc.	38,701	0.0
4,000		Tokai Senko KK	4,520	0.0
450		Token Corp.	15,180	0.0
15,900		Tokyo Broadcasting
		System, Inc.	204,329	0.1
25,000		Tokyo Dome Corp.	61,246	0.0
8,000		Tokyo Individualized
		Educational Institute,
		Inc.	14,290	0.0
4,000		Tokyotokeiba Co., Ltd.	5,443	0.0
7,800		Tomy Co., Ltd.	54,558	0.0
4,000	@	Tonichi Carlife Group,
		Inc.	6,967	0.0
7,000		Top Culture Co. Ltd	32,378	0.0
1,600		Topre Corp.	15,711	0.0
4,600		Toridoll.corp	42,957	0.0
2,000		Totenko Co., Ltd.	2,929	0.0
3,000		Touei Housing Corp.	30,558	0.0
7,600		Tow Co., Ltd.	45,199	0.0
21,000		Toyo Tire & Rubber
		Co., Ltd.	47,541	0.0
109,000		Toyobo Co., Ltd.	146,588	0.1
9,000		Toyoda Gosei Co., Ltd.	142,533	0.1
13,000		Toyota Boshoku Corp.	135,332	0.1
29,900		Toyota Industries Corp.	808,967	0.2
416,660		Toyota Motor Corp.	13,777,746	3.2
8,300		TS Tech Co., Ltd.	130,557	0.1
13,750		TSI Holdings Co. Ltd.	67,810	0.0
7,000		Tsukamoto Corp. Co.,
		Ltd.	7,604	0.0
67		TV Asahi Corp.	110,394	0.0
5,100		Tv Tokyo Holdings
		Corp.	67,463	0.0
4,500		Unipres Corp.	128,631	0.1
51,000		Unitika Ltd.	27,699	0.0
5,100		U-Shin Ltd.	40,925	0.0
4,550		USS Co., Ltd.	411,222	0.1
16,000		Wacoal Holdings Corp.	212,141	0.1
900		Warehouse Co., Ltd.	2,651	0.0
2,100		Watabe Wedding Corp.	19,331	0.0
4,100		WATAMI Co., Ltd.	97,693	0.0
3,300		Xebio Co., Ltd.	78,240	0.0
15,420		Yamada Denki Co.,
		Ltd.	1,050,398	0.3
23,700		Yamaha Corp.	216,460	0.1
54,100		Yamaha Motor Co.,
		Ltd.	684,240	0.2
19,000		Yamatane Corp.	27,315	0.0
7,000		Yamato International,
		Inc.	33,481	0.0
1,000		Yellow Hat Ltd.	15,918	0.0
500		Yokohama Reito Co.,
		Ltd.	4,073	0.0
33,000		Yokohama Rubber Co.,
		Ltd.	184,729	0.1
13,000		Yomiuri Land Co., Ltd.	40,937	0.0
2,100		Yorozu Corp.	47,741	0.0
53		Yoshinoya D&C Co.,
		Ltd.	74,296	0.0
3,200		Zenrin Co., Ltd.	28,589	0.0
6,300		Zensho Holdings Co.,
		Ltd.	84,901	0.0
			78,873,770	18.2

		Consumer Staples: 6.9%
110,700		Aeon Co., Ltd.	1,516,388	0.4
3,100	@	Aeon Hokkaido Corp.	14,333	0.0
1,900		Ain Pharmaciez, Inc.	91,431	0.0
100,000		Ajinomoto Co., Inc.	1,200,455	0.3
3,600		Arcs Co., Ltd.	66,271	0.0
1,900		Ariake Japan Co., Ltd.	36,591	0.0
67,000	L	Asahi Group Holdings,
		Ltd	1,469,772	0.4
4,600		Belc Co., Ltd.	69,346	0.0
1,500		Calbee, Inc.	73,196	0.0
2,700		Cawachi Ltd.	54,480	0.0
6,500		CFS Corp.	28,187	0.0
4,500		Chubu Shiryo Co., Ltd.	29,026	0.0
2,900		Circle K Sunkus Co.,
		Ltd.	47,973	0.0
4,500		Coca-Cola Central
		Japan Co., Ltd.	57,305	0.0
11,800		Coca-Cola West Co.,
		Ltd.	204,501	0.1
2,220		Cocokara Fine
		Holdings, Inc.	57,281	0.0
1,300		Cosmos
		Pharmaceutical Corp.	67,053	0.0
2,500		Create SD Holdings	51,370	0.0
37		Dr Ci:Labo Co., Ltd.	196,446	0.1
1,500		Dydo Drinco, Inc.	59,409	0.0
2,200		Echo Trading Co., Ltd.	20,177	0.0
2,600		Eco’s Co., Ltd.	15,746	0.0
10,000		Ezaki Glico Co., Ltd.	112,552	0.0
10,200		FamilyMart Co., Ltd.	411,906	0.1
6,900		Fancl Corp.	94,018	0.0
9,200		Fuji Oil Co., Ltd.	131,372	0.0
2,000		Fujicco Co., Ltd.	24,805	0.0
25,000	@	Fujiya Co., Ltd.	52,974	0.0
1,700		Genky Stores, Inc.	36,755	0.0
5,500		Harashin Narus
		Holdings Co., Ltd.	90,977	0.0
15,000	@	Hayashikane Sangyo
		Co., Ltd.	12,442	0.0
5,100		Heiwado Co., Ltd.	65,466	0.0
3,800		Hokuto Corp.	82,865	0.0
9,400		House Foods Corp.	176,528	0.1
5,000		Inageya Co., Ltd.	59,029	0.0
8,600		Ito En Ltd.	147,766	0.1
1,600		Itochu-Shokuhin Co.,
		Ltd.	56,765	0.0
18,000		Itoham Foods, Inc.	71,527	0.0
12,000		Izumiya Co., Ltd.	63,669	0.0
300		Japan Foods Co. Ltd	3,001	0.0
798		Japan Tobacco, Inc.	3,752,606	0.9
29,000		J-Oil Mills, Inc.	82,814	0.0
11,700	L	Kagome Co., Ltd.	232,552	0.1
90,100		Kao Corp.	2,458,470	0.6
2,700		Kasumi Co., Ltd.	17,197	0.0
3,700		Kato Sangyo Co., Ltd.	71,273	0.0
16,700		Kewpie Corp.	237,369	0.1
3,500		KEY Coffee, Inc.	63,119	0.0
29,000		Kikkoman Corp.	332,643	0.1
147,000	L	Kirin Brewery Co., Ltd.	1,786,158	0.4
2,200		Kirindo Co., Ltd.	14,416	0.0
5,200		Kobayashi
		Pharmaceutical Co.,
		Ltd.	273,559	0.1
4,300		Kose Corp.	107,419	0.0
14,000		Kyodo Shiryo Co., Ltd.	16,734	0.0
13,000		Kyokuyo Co. Ltd.	30,030	0.0
10,500		Lawson, Inc.	654,207	0.2
1,200		Life Corp.	21,781	0.0
42,000		Lion Corp.	247,766	0.1
1,100		Mandom Corp.	29,044	0.0
9,000		Marudai Food Co., Ltd.	32,997	0.0
14,000		Maruetsu, Inc.	50,915	0.0
65,000		Maruha Nichiro
		Holdings, Inc.	119,713	0.0
4,600		Matsumotokiyoshi
		Holdings Co., Ltd.	93,083	0.0
6,500		Megmilk Snow Brand
		Co., Ltd.	124,643	0.0
11,700		MEIJI Holdings Co.,
		Ltd.	484,561	0.1
700		Meito Sangyo Co., Ltd.	8,999	0.0
4,100		Mikuni Coca-Cola
		Bottling Co., Ltd.	36,317	0.0
960		Milbon Co., Ltd.	29,459	0.0
900		Ministop Co., Ltd.	16,831	0.0
23,000		Mitsui Sugar Co., Ltd.	78,277	0.0
18,000		Miyoshi Oil & Fat Co.,
		Ltd.	23,762	0.0
19,000		Morinaga & Co., Ltd.	44,665	0.0
36,000		Morinaga Milk Industry
		Co., Ltd.	138,988	0.0
17,000		Morozoff Ltd.	60,720	0.0
1,000		Nagatanien Co., Ltd.	11,294	0.0
2,000		Nakamuraya Co., Ltd.	9,863	0.0
5,500		Natori Co., Ltd.	59,377	0.0
9,000		Nichimo Co. Ltd	18,942	0.0
43,000		Nichirei Corp.	207,838	0.1
680		Nihon Chouzai Co.,
		Ltd.	23,652	0.0
23,000		Nippon Beet Sugar
		Manufacturing Co., Ltd.	45,613	0.0
20,000		Nippon Flour Mills Co.,
		Ltd.	88,375	0.0
31,000		Nippon Formula Feed
		Manufacturing Co., Ltd.	44,235	0.0
27,000		Nippon Meat Packers,
		Inc.	334,566	0.1
40,800		Nippon Suisan Kaisha
		Ltd.	139,705	0.0
5,000		Nisshin Oillio Group
		Ltd.	21,463	0.0
34,000		Nisshin Seifun Group,
		Inc.	411,601	0.1
13,800		Nissin Food Products
		Co., Ltd.	541,065	0.1
20,000		Oenon Holdings, Inc.	46,705	0.0
1,500		OIE Sangyo Co., Ltd.	15,363	0.0
3,000		Okuwa Co., Ltd.	45,741	0.0
3,000		Olympic Corp.	28,062	0.0
3,300		Pigeon Corp.	134,502	0.0
1,800		Pola Orbis Holdings,
		Inc.	48,624	0.0
6,000		Poplar Co., Ltd.	36,518	0.0
11,000		Prima Meat Packers
		Ltd.	17,988	0.0
1,900		Rock Field Co., Ltd.	31,490	0.0
2,700		Ryoshoku Ltd.	70,663	0.0
7,500		S Foods, Inc.	62,745	0.0
1,700		Sakata Seed Corp.	24,329	0.0
900		San-A Co., Ltd.	35,574	0.0
47,000		Sapporo Holdings Ltd.	177,233	0.1
129,900		Seven & I Holdings
		Co., Ltd.	3,620,277	0.9
56,900		Shiseido Co., Ltd.	1,044,840	0.3
2,000		Showa Sangyo Co.,
		Ltd.	6,153	0.0
1,300		Sogo Medical Co., Ltd.	43,653	0.0
6,000		Starzen Co., Ltd.	17,977	0.0
4,800		Sugi Pharmacy Co.,
		Ltd.	139,675	0.0
6,200		Sundrug Co., Ltd.	187,402	0.1
29,000		Takara Holdings, Inc.	186,192	0.1
10,000		Tobu Store Co., Ltd.	34,178	0.0
10,000		Toho Co., Ltd./Hyogo	40,396	0.0
15,000		Tohto Suisan Co., Ltd.	25,469	0.0
7,800		Torigoe Co., Ltd.	68,960	0.0
3,000		Toyo Sugar Refining
		Co., Ltd.	3,566	0.0
17,000		Toyo Suisan Kaisha
		Ltd.	411,395	0.1
2,600		Tsuruha Holdings, Inc.	145,039	0.0
18,800		Uni-Charm Corp.	926,919	0.2
5,400		Unihair Co. Ltd.	69,275	0.0
23,500		UNY Co., Ltd.	211,400	0.1
2,600		Valor Co., Ltd.	40,385	0.0
3,400		Warabeya Nichiyo Co.,
		Ltd.	44,340	0.0
3,300		Yaizu Suisankagaku
		Industry Co., Ltd.	29,958	0.0
19,400		Yakult Honsha Co.,
		Ltd.	609,907	0.2
300		Yamaya Corp.	4,006	0.0
26,000		Yamazaki Baking Co.,
		Ltd.	341,616	0.1
4,100		Yamazawa Co., Ltd.	71,383	0.0
1,800		Yaoko Co., Ltd.	60,948	0.0
6,000		Yomeishu Seizo Co.,
		Ltd.	56,338	0.0
2,900		Yonekyu Corp.	27,914	0.0
			30,096,928	6.9

		Energy: 1.6%
11,500		AOC Holdings, Inc.	69,632	0.0
65,000		Cosmo Oil Co., Ltd.	181,436	0.0
26,000	@	Fuji Kosan Co., Ltd.	23,915	0.0
3,900		Idemitsu Kosan Co.,
		Ltd.	401,923	0.1
443		Inpex Holdings, Inc.	2,789,229	0.7
3,500		Itochu Enex Co., Ltd.	19,577	0.0
1,100		Japan Drilling Co., Ltd.	31,340	0.0
5,000		Japan Oil
		Transportation Co., Ltd.	12,074	0.0
6,300		Japan Petroleum
		Exploration Co.	245,841	0.1
368,110		JX Holdings, Inc.	2,221,395	0.5
5,000		Kanto Natural Gas
		Development Ltd	24,960	0.0
9,000		Kyoei Tanker Co., Ltd.	14,262	0.0
5,100		Mitsuuroko Co., Ltd.	28,996	0.0
4,100		Modec, Inc.	70,535	0.0
4,800		Nippon Gas Co., Ltd.	67,116	0.0
4,500		Sala Corp.	26,842	0.0
5,000		San-Ai Oil Co., Ltd.	21,182	0.0
6,800		Shinko Plantech Co.,
		Ltd.	54,851	0.0
28,000		Showa Shell Sekiyu KK	188,263	0.1
10,000		Sinanen Co., Ltd.	44,158	0.0
52,000	L	TonenGeneral Sekiyu
		KK	566,996	0.1
9,000		Toyo Kanetsu K K	16,359	0.0
			7,120,882	1.6

		Financials: 15.1%
53,000		77 Bank Ltd.	227,472	0.1
7,370		Acom Co., Ltd.	131,134	0.0
10,600		Aeon Credit Service
		Co., Ltd.	167,025	0.1
14,500		Aeon Mall Co., Ltd.	307,614	0.1
1,400		Aichi Bank Ltd.	80,989	0.0
57,100		Aiful Corp.	80,125	0.0
9,000		Airport Facilities Co.,
		Ltd.	35,981	0.0
18,000		Akita Bank Ltd.	51,807	0.0
30,000		Aomori Bank Ltd.	91,324	0.0
92,000		Aozora Bank Ltd.	253,134	0.1
25,000		Awa Bank Ltd.	167,866	0.1
2,200		Bank of Iwate Ltd.	94,982	0.0
60,000		Bank of Kyoto Ltd.	515,861	0.1
30,000		Bank of Nagoya Ltd.	95,690	0.0
2,500		Bank of Okinawa Ltd.	105,832	0.0
16,000		Bank of Saga Ltd.	40,080	0.0
100		Bank of the Ryukyus
		Ltd.	1,234	0.0
216,000		Bank of Yokohama Ltd.	1,019,085	0.3
7,700		Century Leasing
		System, Inc.	144,972	0.0
124,000		Chiba Bank Ltd.	797,237	0.2
6,700	@	Chiba Kogyo Bank Ltd.	35,305	0.0
27,000		Chugoku Bank Ltd.	375,703	0.1
22,000		Chukyo Bank Ltd.	56,559	0.0
609,440		Chuo Mitsui Trust
		Holdings, Inc.	1,787,206	0.4
25,900		Credit Saison Co., Ltd.	517,249	0.1
10,000		Daibiru Corp.	62,773	0.0
1,709		Dai-ichi Life Insurance
		Co., Ltd.	1,677,720	0.4
6,000		Daiko Clearing
		Services Corp.	19,466	0.0
22,000		Daikyo, Inc.	43,348	0.0
30,000		Daisan Bank Ltd.	61,654	0.0
43,000		Daishi Bank Ltd.	140,017	0.0
13,000		Daito Bank Ltd.	10,284	0.0
13,400		Daito Trust
		Construction Co., Ltd.	1,147,397	0.3
92,000		Daiwa House Industry
		Co., Ltd.	1,099,830	0.3
316,000		Daiwa Securities
		Group, Inc.	982,556	0.2
27,000		Ehime Bank Ltd.	80,026	0.0
18,000		Eighteenth Bank Ltd.	45,582	0.0
30,500		FIDEA Holdings Co.,
		Ltd.	78,977	0.0
76		Fidec Corp.	8,181	0.0
30,000		Fukui Bank Ltd.	91,110	0.0
138,000		Fukuoka Financial
		Group, Inc.	578,198	0.1
7,000		Fukushima Bank Ltd.	3,625	0.0
2,900		Fuyo General Lease
		Co., Ltd.	99,473	0.0
3,940		Goldcrest Co., Ltd.	62,699	0.0
73,000		Gunma Bank Ltd.	400,237	0.1
62,000		Hachijuni Bank Ltd.	353,203	0.1
30,500		Heiwa Real Estate Co.,
		Ltd.	60,532	0.0
16,000		Higashi-Nippon Bank
		Ltd.	33,327	0.0
18,000		Higo Bank Ltd.	101,535	0.0
77,000		Hiroshima Bank Ltd.	357,145	0.1
8,500		Hitachi Capital Corp.	117,375	0.0
41,000		Hokkoku Bank Ltd.	149,846	0.1
42,000		Hokkoku Bank Ltd.	84,884	0.0
205,000		Hokugin Financial
		Group, Inc.	398,607	0.1
12,600		Hulic Co., Ltd.	146,764	0.0
34,000		Hyakugo Bank Ltd.	134,426	0.0
34,000		Hyakujushi Bank Ltd.	151,599	0.1
3,600		IBJ Leasing Co., Ltd.	79,737	0.0
4,600		Ichiyoshi Securities
		Co., Ltd.	19,578	0.0
1,500		Iida Home Max	11,207	0.0
6,600		Iwai Securities Co., Ltd.	19,493	0.0
35,000		Iyo Bank Ltd.	344,891	0.1
18,000		Jaccs Co., Ltd.	53,551	0.0
3,900		Jafco Co., Ltd.	71,237	0.0
82,000		Japan Asia Investment
		Co., Ltd.	55,249	0.0
7,100		Japan Securities
		Finance Co., Ltd.	31,974	0.0
1,100		Jowa Holdings Co. Ltd	18,392	0.0
130,000		Joyo Bank Ltd.	573,705	0.1
35,000		Juroku Bank Ltd.	114,062	0.0
19,900		kabu.com Securities
		Co., Ltd.	58,558	0.0
20,000		Kagoshima Bank Ltd.	140,258	0.0
36,000		Kansai Urban Banking
		Corp.	57,418	0.0
9,300		Keihanshin Building
		Co. Ltd	40,996	0.0
20,000		Keiyo Bank Ltd.	98,928	0.0
348	@	Kenedix, Inc.	45,162	0.0
2,300		Kita-Nippon Bank Ltd.	56,163	0.0
129,000		Kiyo Holdings, Inc.	200,809	0.1
5,000		Kosei Securities Co.,
		Ltd.	3,699	0.0
6,400		Kyokuto Securities Co.,
		Ltd.	34,355	0.0
51		Land Business Co.,
		Ltd.	9,938	0.0
13,100	L	Leopalace21 Corp.	25,609	0.0
12,600		Marusan Securities
		Co., Ltd.	38,487	0.0
15,500		Matsui Securities Co.,
		Ltd.	75,366	0.0
22,000		Michinoku Bank Ltd.	41,459	0.0
7,000		Mie Bank Ltd.	15,817	0.0
10,000		Minato Bank Ltd.	18,103	0.0
3,000		Mito Securities Co.,
		Ltd.	3,742	0.0
222,000		Mitsubishi Estate Co.,
		Ltd.	3,310,333	0.8
2,406,500		Mitsubishi UFJ
		Financial Group, Inc.	10,187,874	2.4
7,710		Mitsubishi UFJ Lease &
		Finance Co., Ltd.	305,163	0.1
142,000		Mitsui Fudosan Co.,
		Ltd.	2,070,603	0.5
94,011		Mitsui Sumitomo
		Insurance Group
		Holdings, Inc.	1,735,311	0.4
29,000		Miyazaki Bank Ltd.	71,040	0.0
4,098,400		Mizuho Financial
		Group, Inc.	5,549,682	1.3
389		Monex Beans
		Holdings, Inc.	56,456	0.0
4,800		Musashino Bank Ltd.	159,346	0.1
17,000		Nagano Bank Ltd.	33,777	0.0
31,000		Nanto Bank Ltd.	171,631	0.1
102,000		Nishi-Nippon City Bank
		Ltd.	292,579	0.1
6,500		Nisshin Fudosan Co.	36,681	0.0
66,250		NKSJ Holdings, Inc.	1,295,984	0.3
676,400		Nomura Holdings, Inc.	2,036,462	0.5
12,500		Nomura Real Estate
		Holdings, Inc.	185,480	0.1
208		NTT Urban
		Development Corp.	141,451	0.0
25,000		Ogaki Kyoritsu Bank
		Ltd.	81,415	0.0
22,000		Oita Bank Ltd.	63,364	0.0
13,000		Okasan Securities
		Group, Inc.	41,059	0.0
53,000	@	Orient Corp.	48,063	0.0
16,030		ORIX Corp.	1,321,535	0.3
10,600		Osaka Securities
		Finance Co., Ltd.	20,900	0.0
3,900		Pocket Card Co., Ltd.	12,927	0.0
272,700		Resona Holdings, Inc.	1,200,428	0.3
500		Ricoh Leasing Co., Ltd.	11,159	0.0
19,000		San-In Godo Bank Ltd.	142,370	0.0
7,100		Sankei Building Co.,
		Ltd.	27,189	0.0
38,800		Sapporo Hokuyo
		Holdings, Inc.	138,757	0.0
3,565		Softbank Investment
		Corp.	260,265	0.1
123,450		Senshu Ikeda
		Holdings, Inc.	181,842	0.1
31,000		Shiga Bank Ltd.	210,770	0.1
17,000		Shikoku Bank Ltd.	63,884	0.0
1,600		Shimizu Bank Ltd.	58,498	0.0
221,000		Shinsei Bank Ltd.	228,506	0.1
101,000		Shizuoka Bank Ltd.	1,062,548	0.3
6,300		Shoei Co.,
		Ltd./Chiyoda-ku	26,301	0.0
32,400		Sony Financial
		Holdings, Inc.	477,840	0.1
240,552		Sumitomo Mitsui
		Financial Group, Inc.	6,671,176	1.6
1,570		Sumitomo Real Estate
		Sales	60,991	0.0
74,000		Sumitomo Realty &
		Development Co., Ltd.	1,292,944	0.3
78		Sun Frontier Fudousan
		Co., Ltd.	8,494	0.0
37,000		Suruga Bank Ltd.	330,240	0.1
118,100		T&D Holdings, Inc.	1,099,621	0.3
9,000		Taiko Bank Ltd/The	28,978	0.0
7,700		Takara Leben Co., Ltd.	45,170	0.0
14,200		TOC Co., Ltd.	64,324	0.0
13,000		Tochigi Bank Ltd.	46,494	0.0
20,000		Toho Bank Ltd.	57,898	0.0
32,000		Tohoku Bank Ltd.	50,291	0.0
35,000		Tokai Tokyo Financial
		Holdings	94,691	0.0
121,000		Tokio Marine Holdings,
		Inc.	2,679,405	0.6
7,000		Tokyo Rakutenchi Co.,
		Ltd.	25,604	0.0
46,000		Tokyo Tatemono Co.,
		Ltd.	138,600	0.0
6,100		Tokyo Tatemono Real
		Estate Sales Co., Ltd.	16,527	0.0
38,000		Tokyo Theatres Co.,
		Inc.	50,832	0.0
5,800		Tokyo Tomin Bank Ltd.	70,442	0.0
53,000		Tokyu Land Corp.	200,003	0.1
2,900		Tokyu Livable, Inc.	22,235	0.0
14,000		Tomato Bank Ltd.	23,431	0.0
29,600		TOMONY Holdings,
		Inc.	129,940	0.0
128		Tosei Corp.	32,672	0.0
22,000		Tottori Bank Ltd.	41,206	0.0
30,000		Towa Bank Ltd.	34,641	0.0
25,000		Toyo Securities Co.,
		Ltd.	33,682	0.0
9,000		Tsukuba Bank Ltd.	29,515	0.0
2,200		Yachiyo Bank Ltd.	52,101	0.0
15,000		Yamagata Bank Ltd.	73,177	0.0
31,000		Yamaguchi Financial
		Group, Inc.	295,393	0.1
11,000		Yamanashi Chuo Bank
		Ltd.	44,706	0.0
			65,486,702	15.1

		Health Care: 6.0%
9,600		Alfresa Holdings Corp.	404,074	0.1
900		As One Corp.	18,237	0.0
6,000		ASKA Pharmaceutical
		Co., Ltd.	35,568	0.0
73,900		Astellas Pharma, Inc.	3,000,881	0.7
2,300		BML, Inc.	54,246	0.0
38,800		Chugai Pharmaceutical
		Co., Ltd.	639,558	0.2
2,500		CMIC Co., Ltd.	40,451	0.0
1,200		Create Medic Co., Ltd.	12,564	0.0
114,800		Daiichi Sankyo Co.,
		Ltd.	2,273,629	0.5
200		Daiken Medical Co. Ltd	2,127	0.0
25,500		Dainippon Sumitomo
		Pharma Co., Ltd.	290,213	0.1
900		Daito Pharmaceutical
		Co. Ltd	13,874	0.0
3,700		Eiken Chemical Co.,
		Ltd.	50,018	0.0
42,000		Eisai Co., Ltd.	1,737,169	0.4
29		EPS Co., Ltd.	55,774	0.0
4,200		Falco Biosystems Ltd.	47,667	0.0
10,300		Hisamitsu
		Pharmaceutical Co.,
		Inc.	436,576	0.1
5,000		Hitachi Medical Corp.	51,328	0.0
1,900		Hogy Medical Co., Ltd.	80,300	0.0
705		I’rom Holdings Co., Ltd.	26,303	0.0
2,900		Japan Medical
		Dynamic Marketing,
		Inc.	11,736	0.0
16,000		Jeol Ltd.	39,961	0.0
9,000		Kaken Pharmaceutical
		Co., Ltd.	119,478	0.0
4,700		Kissei Pharmaceutical
		Co., Ltd.	96,666	0.0
9,000		Kyorin Co., Ltd.	157,957	0.1
45,000		Kyowa Hakko Kogyo
		Co., Ltd.	549,305	0.1
24		M3, Inc.	108,061	0.0
32,000		Mediceo Paltac
		Holdings Co., Ltd.	334,100	0.1
8,300		Miraca Holdings, Inc.	330,900	0.1
32,500		Mitsubishi Tanabe
		Pharma Corp.	513,438	0.1
10,000		Mochida
		Pharmaceutical Co.,
		Ltd.	112,056	0.0
5,200		Nagaileben Co., Ltd.	68,880	0.0
3,600		Nichii Gakkan Co.	43,809	0.0
4,900		Nichi-iko
		Pharmaceutical Co.,
		Ltd.	114,899	0.0
6,300		Nihon Kohden Corp.	154,962	0.1
11,000		Nikkiso Co., Ltd.	93,413	0.0
6,000		Nippon Chemiphar Co.,
		Ltd.	22,232	0.0
5,000		Nippon Shinyaku Co.,
		Ltd.	61,804	0.0
9,600	L	Nipro Corp.	80,699	0.0
3,000		Nissui Pharmaceutical
		Co., Ltd.	26,724	0.0
38,500	L	Olympus Corp.	506,078	0.1
16,600		Ono Pharmaceutical
		Co., Ltd.	930,983	0.2
67,600		Otsuka Holdings Co.
		Ltd.	1,897,249	0.5
3,100		Paramount Bed
		Holdings Co. Ltd.	94,325	0.0
12,000		Rohto Pharmaceutical
		Co., Ltd.	154,019	0.1
10,900		Santen Pharmaceutical
		Co., Ltd.	450,142	0.1
2,300		Sawai Pharmaceutical
		Co., Ltd.	238,608	0.1
6,000		Seikagaku Corp.	64,347	0.0
3,400		Shin Nippon
		Biomedical
		Laboratories Ltd.	8,669	0.0
51,700		Shionogi & Co., Ltd.	663,234	0.2
5,000		Ship Healthcare
		Holdings, Inc.	109,109	0.0
12,400		Suzuken Co., Ltd.	343,357	0.1
11,400		Sysmex Corp.	370,636	0.1
3,500		Taiko Pharmaceutical
		Co., Ltd.	35,409	0.0
8,200		Taisho Pharmaceutical
		Holdings Co. Ltd.	632,818	0.1
126,500		Takeda Pharmaceutical
		Co., Ltd.	5,556,575	1.3
25,100		Terumo Corp.	1,179,939	0.3
7,300		Toho Pharmaceutical
		Co., Ltd.	100,936	0.0
2,000		Tokai Corp./Gifu	44,232	0.0
4,100		Torii Pharmaceutical
		Co., Ltd.	76,815	0.0
2,000		Towa Pharmaceutical
		Co., Ltd.	85,015	0.0
10,000		Tsumura & Co.	294,803	0.1
9,900		Vital KSK Holdings,
		Inc.	71,902	0.0
6,000		Wakamoto
		Pharmaceutical Co.,
		Ltd.	16,884	0.0
2,000		ZERIA Pharmaceutical
		Co., Ltd.	34,422	0.0
			26,272,143	6.0

		Industrials: 20.9%
2,000		A&A Material Corp.	1,815	0.0
2,300		Advan Co., Ltd.	19,849	0.0
7,000	@	Advanex, Inc.	5,628	0.0
2,900		Aeon Delight Co., Ltd.	58,461	0.0
9,500		Aica Kogyo Co., Ltd.	128,355	0.0
11,600		Aichi Corp.	45,628	0.0
1,200		Aida Engineering Ltd.	5,513	0.0
1,600		Airtech Japan Ltd.	7,202	0.0
431,000	L	All Nippon Airways Co.,
		Ltd.	1,204,305	0.3
48,000		Amada Co., Ltd.	303,819	0.1
9,500		Amano Corp.	84,342	0.0
4,000		Anest Iwata Corp.	16,183	0.0
29,900	@	Arrk Corp.	27,424	0.0
7,400		Asahi Diamond
		Industrial Co., Ltd.	89,045	0.0
164,000	L	Asahi Glass Co., Ltd.	1,371,023	0.3
5,100		Asahi Holdings, Inc.	100,990	0.0
4,600		Asahi Kogyosha Co.,
		Ltd.	19,743	0.0
39,000		Asanuma Corp.	31,887	0.0
2,000		Asunaro Aoki
		Construction Co., Ltd.	10,183	0.0
1,600		Azuma Shipping Co.
		Ltd	4,155	0.0
3,000		Bando Chemical
		Industries Ltd.	11,264	0.0
3,000		Bunka Shutter Co., Ltd.	10,215	0.0
31,000		Central Glass Co., Ltd.	149,178	0.1
281		Central Japan Railway
		Co.	2,371,438	0.6
1,900		Central Security Patrols
		Co., Ltd.	19,319	0.0
31,000		Chiyoda Corp.	314,739	0.1
2,800		Chiyoda Integre Co.,
		Ltd.	33,463	0.0
7,000		Chudenko Corp.	73,809	0.0
6,000		Chugai Ro Co., Ltd.	19,230	0.0
7,800		CKD Corp.	53,343	0.0
16,400		COMSYS Holdings
		Corp.	171,990	0.1
5,300		Cosel Co., Ltd.	75,248	0.0
5,500		CTI Engineering Co.,
		Ltd.	37,417	0.0
100,000		Dai Nippon Printing
		Co., Ltd.	959,981	0.2
11,000		Dai-Dan Co., Ltd.	76,293	0.0
4,000		Daido Kogyo Co., Ltd.	6,395	0.0
12,500		Daifuku Co., Ltd.	64,150	0.0
10,000		Daihen Corp.	34,843	0.0
21,000		Daiho Corp.	25,045	0.0
30,000		Daiichi Chuo KK	38,812	0.0
12,000		Daiichi Jitsugyo Co.,
		Ltd.	49,364	0.0
41,800		Daikin Industries Ltd.	1,141,020	0.3
1,200		Daiohs Corp.	7,428	0.0
4,700		Daiseki Co., Ltd.	76,367	0.0
14,000		Danto Holdings Corp.	13,948	0.0
1,600		Denyo Co., Ltd.	21,350	0.0
2,000		Dijet Industrial Co., Ltd.	3,661	0.0
12	@	Dream Incubator, Inc.	8,823	0.0
9,000		Duskin Co., Ltd.	176,975	0.1
55,900		East Japan Railway
		Co.	3,562,974	0.8
53,000		Ebara Corp.	181,886	0.1
700		Ebara Jitsugyo Co.,
		Ltd.	10,912	0.0
34,000	@	Enshu Ltd.	39,367	0.0
33,500		Fanuc Ltd.	5,109,830	1.2
18,200		Fudo Tetra Corp.	34,494	0.0
84,000		Fuji Electric Holdings
		Co., Ltd.	230,018	0.1
49,000		Fujikura Ltd.	142,722	0.1
21,000		Fujitec Co., Ltd.	130,836	0.0
11,000		Fukuda Corp.	34,872	0.0
1,700		Fukushima Industries
		Corp.	20,704	0.0
15,000		Fukuyama
		Transporting Co., Ltd.	90,554	0.0
190	@	FULLCAST Holdings
		Co., Ltd.	42,503	0.0
10,000		Funai Consulting Co.,
		Ltd.	69,975	0.0
39,000		Furukawa Co., Ltd.	31,873	0.0
102,000		Furukawa Electric Co.,
		Ltd.	234,026	0.1
6,900		Futaba Corp.	109,686	0.0
2,000		Gakujo Co., Ltd.	6,629	0.0
10,500		Glory Ltd.	225,858	0.1
59,000	L	GS Yuasa Corp.	316,012	0.1
1,500		Hamakyorex Co., Ltd.	44,592	0.0
211,000		Hankyu Hanshin
		Holdings, Inc.	888,343	0.2
31,000		Hanwa Co., Ltd.	134,816	0.1
22,600		Hazama Corp.	51,108	0.0
1,600		Helios Techno
		Holdings Co., Ltd.	2,983	0.0
5,400		Hibiya Engineering Ltd.	58,048	0.0
45,000		Hino Motors Ltd.	272,468	0.1
2,700		Hirakawa Hewtech
		Corp.	24,461	0.0
7,000		Hisaka Works Ltd.	76,782	0.0
21,000		Hitachi Cable Ltd.	44,373	0.0
18,400	L	Hitachi Construction
		Machinery Co., Ltd.	308,654	0.1
300		Hitachi Tool
		Engineering Ltd.	3,191	0.0
5,500		Hitachi Transport
		System Ltd.	94,327	0.0
99,500		Hitachi Zosen Corp.	124,771	0.0
6,700		Hoshizaki Electric Co.,
		Ltd.	157,184	0.1
10,000		Hosokawa Micron
		Corp.	47,070	0.0
48,000		Howa Machinery Ltd.	41,662	0.0
7,000		Ichinen Holdings Co.,
		Ltd.	35,698	0.0
600		Idec Corp.	6,316	0.0
222,000		Ishikawajima - Harima
		Heavy Industries Co.,
		Ltd.	538,231	0.1
9,700		Iino Kaiun Kaisha Ltd.	40,527	0.0
2,500		Inaba Denki Sangyo
		Co., Ltd.	69,997	0.0
6,300		Inaba Seisakusho Co.,
		Ltd.	77,037	0.0
9,500		Inabata & Co., Ltd.	56,752	0.0
8,700		Inui Steamship Co.,
		Ltd.	29,491	0.0
29,000		Iseki & Co., Ltd.	61,892	0.0
10,000		Ishii Iron Works Co.,
		Ltd.	18,617	0.0
255,800		Itochu Corp.	2,593,674	0.6
9,000		Iwasaki Electric Co.,
		Ltd.	18,708	0.0
20,000		Iwatani International
		Corp.	66,598	0.0
900		Jalux, Inc.	8,441	0.0
7,800		Japan Airport Terminal
		Co., Ltd.	101,504	0.0
3,400	@	Japan Bridge Corp.	10,547	0.0
20,000		Japan Pulp & Paper
		Co., Ltd.	70,054	0.0
53,000		Japan Steel Works Ltd.	367,652	0.1
14,000		Japan Transcity Corp.	46,383	0.0
2,000		J-COM Holdings Co.
		Ltd	17,809	0.0
21,000		JFE Shoji Holdings,
		Inc.	87,206	0.0
34,000		JGC Corp.	816,295	0.2
6,200		JK Holdings Co., Ltd.	28,162	0.0
43,370		JS Group Corp.	831,225	0.2
26,900		JTEKT Corp.	262,900	0.1
17,000		Juki Corp.	38,219	0.0
170,000		Kajima Corp.	521,730	0.1
35,000		Kamigumi Co., Ltd.	302,101	0.1
2,000		Kanaden Corp.	12,812	0.0
6,000		Kanagawa Chuo Kotsu
		Co., Ltd.	32,338	0.0
4,000		Kandenko Co., Ltd.	19,383	0.0
71,000	@	Kanematsu Corp.	66,311	0.0
3,800	@	Kanematsu-NNK Corp.	7,519	0.0
6,400		Katakura Industries
		Co., Ltd.	59,526	0.0
20,000		Kato Works Co., Ltd.	58,621	0.0
2,300		Kawada Technologies,
		Inc.	30,217	0.0
241,000		Kawasaki Heavy
		Industries Ltd.	597,890	0.2
76,000		Kawasaki Kisen Kaisha
		Ltd.	136,850	0.1
67,000		Keihan Electric Railway
		Co., Ltd.	320,253	0.1
80,000		Keihin Electric Express
		Railway Co., Ltd.	718,468	0.2
90,000		Keio Corp.	634,791	0.2
51,000		Keisei Electric Railway
		Co., Ltd.	374,969	0.1
9,700		Kimura Chemical
		Plants Co., Ltd.	37,727	0.0
700		Kimura Unity Co., Ltd.	6,058	0.0
28,000		Kinden Corp.	236,043	0.1
4,500		King Jim Co., Ltd.	33,030	0.0
4,000		Kinki Sharyo Co., Ltd.	12,704	0.0
285,000	L	Kintetsu Corp.	1,113,192	0.3
3,300		Kintetsu World
		Express, Inc.	95,850	0.0
29,000		Kitagawa Iron Works
		Co., Ltd.	49,548	0.0
19,000		Kitano Construction
		Corp.	46,024	0.0
6,000		Kitazawa Sangyo Co.,
		Ltd.	12,054	0.0
14,400		Kitz Corp.	57,692	0.0
13,000	@	Kokusai Kogyo
		Holdings Co. Ltd	32,676	0.0
11,700		Kokuyo Co., Ltd.	82,489	0.0
5,950		Komai Tekko, Inc.	13,920	0.0
159,900		Komatsu Ltd.	3,728,533	0.9
4,200		Komatsu Wall Industry
		Co., Ltd.	42,508	0.0
6,200		Komori Corp.	41,528	0.0
9,600	@	Kosaido Co., Ltd.	24,409	0.0
2,500		KRS Corp.	27,520	0.0
152,000		Kubota Corp.	1,272,019	0.3
10,000		Kumagai Gumi Co.,
		Ltd.	8,933	0.0
17,500		Kurita Water Industries
		Ltd.	454,262	0.1
1,100		Kuroda Electric Co.,
		Ltd.	11,854	0.0
4,000		Kyodo Printing Co.,
		Ltd.	9,340	0.0
5,000		Kyoei Sangyo Co.,
		Ltd./Tokyo	9,287	0.0
1,000		Kyokuto Kaihatsu
		Kogyo Co., Ltd.	6,563	0.0
11,800		Kyowa Exeo Corp.	111,235	0.0
9,000		Kyudenko Corp.	54,947	0.0
4,900		Mabuchi Motor Co.,
		Ltd.	203,513	0.1
20,000		Maeda Corp.	73,588	0.0
9,000		Maeda Road
		Construction Co., Ltd.	94,468	0.0
3,100		Maezawa Industries,
		Inc.	6,820	0.0
3,800		Maezawa Kasei
		Industries Co., Ltd.	38,597	0.0
1,900		Maezawa Kyuso
		Industries Co., Ltd.	26,033	0.0
14,000		Makino Milling Machine
		Co.	85,919	0.0
21,200		Makita Corp.	683,941	0.2
282,000		Marubeni Corp.	1,716,474	0.4
1,200		Maruka Machinery Co.
		Ltd	10,353	0.0
3,800		Maruwn Corp.	9,461	0.0
4,000		Maruyama
		Manufacturing Co., Inc.	8,729	0.0
16,000		Maruzen Showa Unyu
		Co., Ltd.	51,494	0.0
3,600		Matsuda Sangyo Co.,
		Ltd.	54,955	0.0
5,000		Matsui Construction
		Co., Ltd.	19,761	0.0
3,000		Max Co., Ltd.	37,546	0.0
31,000		Meidensha Corp.	103,944	0.0
1,300		Meiji Shipping Co., Ltd.	3,661	0.0
2,100		Meitec Corp.	40,477	0.0
3,400		Meito Transportation
		Co., Ltd.	26,847	0.0
5,800		Meiwa Corp.	15,923	0.0
53,000		Minebea Co., Ltd.	220,748	0.1
15,610		Mirait Holdings Corp.	117,287	0.0
10,000		MISUMI Group, Inc.	228,853	0.1
232,700		Mitsubishi Corp.	4,690,013	1.1
321,000		Mitsubishi Electric
		Corp.	3,076,412	0.7
544,000		Mitsubishi Heavy
		Industries Ltd.	2,310,479	0.6
18,000		Mitsubishi Kakoki
		Kaisha Ltd.	30,599	0.0
25,000		Mitsubishi Logistics
		Corp.	276,862	0.1
3,200		Mitsubishi Pencil Co.,
		Ltd.	57,673	0.0
4,000		Mitsuboshi Belting Co.,
		Ltd.	20,508	0.0
276,000		Mitsui & Co., Ltd.	4,277,792	1.0
127,000		Mitsui Engineering &
		Shipbuilding Co., Ltd.	197,250	0.1
35,000		Mitsui Matsushima Co.,
		Ltd.	63,959	0.0
165,000		Mitsui OSK Lines Ltd.	636,219	0.2
3,000		Mitsui-Soko Co., Ltd.	11,281	0.0
10,000		Mitsumura Printing Co.,
		Ltd.	31,658	0.0
5,000		Miura Co., Ltd.	140,829	0.1
3,800		Miyachi Corp.	30,788	0.0
5,000	@	Miyaji Engineering
		Group, Inc.	8,900	0.0
3,200	@	Miyakoshi Holdings,
		Inc.	8,398	0.0
900		MonotaRO Co., Ltd.	9,500	0.0
17,500		Mori Seiki Co., Ltd.	155,435	0.1
10,000		Morita Holdings Corp.	56,688	0.0
7,500		Moshi Moshi Hotline,
		Inc.	70,625	0.0
14,900		Nabtesco Corp.	271,037	0.1
2,000		NAC Co., Ltd.	37,713	0.0
30,000		Nachi-Fujikoshi Corp.	132,321	0.1
17,400		Nagase & Co., Ltd.	189,356	0.1
115,000		Nagoya Railroad Co.,
		Ltd.	309,392	0.1
1,500		Nakano Corp.	3,350	0.0
62,000	L	Nankai Electric Railway
		Co., Ltd.	272,139	0.1
1,600		NEC Capital Solutions
		Ltd.	23,257	0.0
4,900		NEC Networks &
		System Integration
		Corp.	71,399	0.0
44,000		NGK Insulators Ltd.	520,939	0.1
13,000		Nichias Corp.	71,712	0.0
3,000		Nichiban Co. Ltd	9,717	0.0
1,400		Nichiden Corp.	46,045	0.0
4,500		Nichiha Corp.	48,228	0.0
11,000		Nichireki Co., Ltd.	51,842	0.0
17,200		Nidec Corp.	1,493,407	0.4
9		Nihon M&A Center, Inc.	46,968	0.0
1,850		Nihon Trim Co., Ltd.	42,557	0.0
5,000		Nikko Co., Ltd.	17,749	0.0
10,000		Nippo Corp.	95,748	0.0
21,000		Nippon Carbon Co.,
		Ltd.	58,837	0.0
22,300		Nippon Conveyor Co.,
		Ltd.	22,452	0.0
9,000		Nippon Densetsu
		Kogyo Co., Ltd.	86,768	0.0
132,000		Nippon Express Co.,
		Ltd.	513,129	0.1
1,100		Nippon Filcon Co.,
		Ltd./Tokyo	5,735	0.0
4,300		Nippon Kanzai Co.,
		Ltd.	77,853	0.0
16,000		Nippon Koei Co., Ltd.	57,670	0.0
11,800		Nippon Konpo Unyu
		Soko Co., Ltd.	127,031	0.0
2,500		Nippon Kucho Service
		Co., Ltd.	22,922	0.0
17,000		Nippon Road Co., Ltd.	48,519	0.0
1,000		Nippon Seisen Co.,
		Ltd.	4,850	0.0
10,000		Nippon Sharyo Ltd.	38,245	0.0
124,000		Nippon Sheet Glass
		Co., Ltd.	231,096	0.1
7,500		Nippon Signal Co., Ltd.	44,427	0.0
15,000		Nippon Steel Trading
		Co., Ltd.	40,280	0.0
9,000		Nippon Thompson Co.,
		Ltd.	52,224	0.0
261,880		Nippon Yusen KK	667,500	0.2
9,000		Nippon Yusoki Co., Ltd.	24,277	0.0
46,000		Nishimatsu
		Construction Co., Ltd.	78,938	0.0
37,000		Nishi-Nippon Railroad
		Co., Ltd.	177,024	0.1
6,000		Nissei Plastic Industrial
		Co., Ltd.	26,780	0.0
7,900	L	Nissha Printing Co.,
		Ltd.	97,670	0.0
16,000		Nissin Corp.	39,043	0.0
7,000		Nissin Electric Co., Ltd.	39,063	0.0
3,200		Nitta Corp.	60,015	0.0
10,000		Nitto Boseki Co., Ltd.	34,686	0.0
4,100		Nitto Kogyo Corp.	47,046	0.0
500		Nitto Kohki Co., Ltd.	11,335	0.0
3,000		Nitto Seiko Co., Ltd.	7,928	0.0
13,000		Nomura Co., Ltd.	38,187	0.0
3,000		Noritake Co., Ltd.	8,948	0.0
6,700		Noritz Corp.	121,608	0.0
44,000		NS United Kaiun
		Kaisha Ltd.	65,926	0.0
73,000		NSK Ltd.	471,525	0.1
65,000		NTN Corp.	260,728	0.1
4,200		Obara Corp.	47,472	0.0
110,000		Obayashi Corp.	489,122	0.1
16,000		Obayashi Road Corp.	38,326	0.0
104,000	L	Odakyu Electric
		Railway Co., Ltd.	1,005,427	0.3
2,500		Oiles Corp.	47,217	0.0
13,000		Okamura Corp.	88,544	0.0
11,000		OKK Corp.	12,393	0.0
21,000		Okuma Corp.	133,730	0.1
31,000		Okumura Corp.	127,035	0.0
2,500		Onoken Co., Ltd.	20,290	0.0
5,000		Organo Corp.	38,042	0.0
11,800		OSG Corp.	148,348	0.1
4,500		Oyo Corp.	51,891	0.0
10,700		Park24 Co., Ltd.	141,524	0.1
2,000		Pasco Corp.	7,068	0.0
73		Pasona Group, Inc.	70,735	0.0
5,100		Pegasus Sewing
		Machine Manufacturing
		Co., Ltd.	14,125	0.0
40,500		Penta-Ocean
		Construction Co., Ltd.	123,803	0.0
32		Pilot Corp.	62,120	0.0
7,000		Pronexus, Inc.	35,026	0.0
11,300		PS Mitsubishi
		Construction Co., Ltd.	32,544	0.0
7,300		Raito Kogyo Co., Ltd.	39,950	0.0
13,000		Rasa Industries Ltd.	20,098	0.0
6,200		Rheon Automatic
		Machinery Co., Ltd.	15,225	0.0
12,000		Ryobi Ltd.	43,818	0.0
13,000		Sakai Heavy Industries
		Ltd.	22,402	0.0
1,300		Sakai Moving Service
		Co., Ltd.	27,150	0.0
118,000	@,L	Sakurada Co., Ltd.	29,203	0.0
10,200	@,L	Sanix, Inc.	28,674	0.0
4,000		Sanki Engineering Co.,
		Ltd.	20,846	0.0
12,000		Sanko Metal Industrial
		Co., Ltd.	32,402	0.0
44,000		Sankyo-Tateyama
		Holdings, Inc.	64,343	0.0
35,000		Sankyu, Inc.	131,860	0.1
32,000		Sanwa Shutter Corp.	95,505	0.0
30,000		Sasebo Heavy
		Industries Co., Ltd.	48,573	0.0
9,000	@	Sata Construction Co.,
		Ltd.	7,004	0.0
700		Sato Holding Corp.	8,665	0.0
3,100		Sato Shoji Corp.	18,108	0.0
33,100		Secom Co., Ltd.	1,522,080	0.4
3,000		Seibu Electric Industry
		Co., Ltd.	13,542	0.0
2,000		Seika Corp.	5,313	0.0
57,000	@	Seikitokyu Kogyo Co.,
		Ltd.	33,971	0.0
17,000		Seino Holdings Co.,
		Ltd.	131,459	0.0
2,000		Sekisui Jushi Corp.	20,166	0.0
17,000		Senko Co., Ltd.	67,344	0.0
12,000		Shibusawa Warehouse
		Co., Ltd.	33,457	0.0
3,700		Shibuya Kogyo Co.,
		Ltd.	39,000	0.0
2,200		Shima Seiki
		Manufacturing Ltd.	37,385	0.0
114,000		Shimizu Corp.	479,134	0.1
2,500		Shin Nippon Air
		Technologies Co., Ltd.	13,519	0.0
10,000		Shin-Keisei Electric
		Railway Co., Ltd.	45,410	0.0
3,000		Shin-Kobe Electric
		Machinery Co., Ltd.	66,383	0.0
13,000		Shinmaywa Industries
		Ltd.	51,987	0.0
10,900		Shinnihon Corp.	29,121	0.0
17,000		Shinsho Corp.	39,834	0.0
1,700		Shinwa Co.,
		Ltd./Nagoya	18,689	0.0
3,700		SHO-BOND Holdings
		Co., Ltd.	81,339	0.0
6,000		Sinfonia Technology
		Co.	12,204	0.0
6,500		Sintokogio Ltd.	56,999	0.0
9,900		SMC Corp.	1,592,769	0.4
3,000		Soda Nikka Co., Ltd.	13,243	0.0
11,700		Sohgo Security
		Services Co., Ltd.	123,338	0.0
206,300		Sojitz Corp.	318,624	0.1
45,000		Sotetsu Holdings, Inc.	137,872	0.1
5,000		Subaru Enterprise Co.,
		Ltd.	15,452	0.0
2,800		Sugimoto & Co., Ltd.	25,256	0.0
21,000		Sumikin Bussan Corp.	53,164	0.0
23,600	@	Sumiseki Holdings, Inc.	20,136	0.0
186,200		Sumitomo Corp.	2,516,891	0.6
1,500		Sumitomo Densetsu
		Co., Ltd.	8,546	0.0
117,900		Sumitomo Electric
		Industries Ltd.	1,276,467	0.3
90,700		Sumitomo Heavy
		Industries	529,352	0.1
7,500	@	Sumitomo Mitsui
		Construction Co., Ltd.	4,964	0.0
9,000		Sumitomo Precision
		Products	55,265	0.0
18,000		Sumitomo Warehouse
		Co., Ltd.	85,257	0.0
38,000		SWCC Showa
		Holdings Co., Ltd.	34,405	0.0
16,000		Tadano Ltd.	101,169	0.0
1,000		Taihei Dengyo Kaisha
		Ltd.	7,714	0.0
4,000		Taihei Kogyo Co., Ltd.	21,283	0.0
52,000		Taiheiyo Kouhatsu, Inc.	48,681	0.0
4,500		Taikisha Ltd.	95,988	0.0
189,500		Taisei Corp.	480,354	0.1
1,200		Takano Co., Ltd.	7,106	0.0
18,000	L	Takaoka Electric
		Manufacturing Co., Ltd.	38,597	0.0
5,300		Takara Printing Co.,
		Ltd.	38,618	0.0
11,000		Takara Standard Co.,
		Ltd.	83,142	0.0
6,000		Takasago Thermal
		Engineering Co., Ltd.	51,145	0.0
18,000		Takashima & Co., Ltd.	43,935	0.0
12,000		Takuma Co., Ltd.	49,283	0.0
2,200		Tanaka Co., Ltd./Tokyo	11,974	0.0
13,000		Tanseisha Co., Ltd.	32,094	0.0
1,000		Tatsuta Electric Wire
		and Cable Co., Ltd.	4,233	0.0
1,800		Teikoku Electric
		Manufacturing Co., Ltd.	32,142	0.0
6,000		Tekken Corp.	6,777	0.0
2,500		Temp Holdings Co.,
		Ltd.	22,506	0.0
22,500		THK Co., Ltd.	443,199	0.1
35,000		Toa Corp.	58,964	0.0
6,000		TOA Road Corp.	11,383	0.0
44,000	@	Tobishima Corp.	40,649	0.0
178,000		Tobu Railway Co., Ltd.	908,233	0.2
3,200		Tocalo Co., Ltd.	67,487	0.0
38,000		Toda Corp.	138,369	0.1
11,000		Toenec Corp.	59,504	0.0
15,400		TOKAI Holdings Corp.	76,538	0.0
2,000		Tokyo Energy &
		Systems, Inc.	10,363	0.0
10,000		TOKYO KEIKI INC.	17,052	0.0
2,000		Tokyo Sangyo Co. Ltd	6,302	0.0
400		Tokyu Community
		Corp.	12,463	0.0
2,360		Tokyu Construction
		Co., Ltd.	5,692	0.0
190,000		Tokyu Corp.	935,671	0.2
20,000		Toli Corp.	36,323	0.0
1,300		Tomoe Corp.	4,738	0.0
12,000		Tonami Holdings Co.,
		Ltd.	26,509	0.0
10,300		Toppan Forms Co.,
		Ltd.	78,294	0.0
94,000		Toppan Printing Co.,
		Ltd.	690,108	0.2
5,200		Torishima Pump
		Manufacturing Co., Ltd.	66,550	0.0
17,000		Toshiba Machine Co.,
		Ltd.	85,612	0.0
6,000		Toshiba Plant Systems
		& Services Corp.	60,673	0.0
12,000		Tosho Printing Co., Ltd.	20,193	0.0
7,000		Totetsu Kogyo Co., Ltd.	60,217	0.0
50,000		Toto Ltd.	385,951	0.1
38,500	@,L	Totoku Electric Co.,
		Ltd.	35,777	0.0
50,000	L	Toyo Construction Co.,
		Ltd.	45,388	0.0
3,000		Toyo Electric
		Manufacturing Co., Ltd.	11,595	0.0
22,000		Toyo Engineering
		Corp.	78,535	0.0
10,000		Toyo Logistics Co., Ltd.	21,938	0.0
1,500		Toyo Tanso Co., Ltd.	61,575	0.0
7,000		Toyo Wharf &
		Warehouse Co., Ltd.	11,347	0.0
35,800		Toyota Tsusho Corp.	631,042	0.2
3,600		Trusco Nakayama
		Corp.	65,527	0.0
9,000		Tsubakimoto Chain Co.	46,386	0.0
4,000		Tsubakimoto Kogyo
		Co., Ltd.	10,765	0.0
4,000		Tsudakoma Corp.	9,175	0.0
11,000	L	Tsugami Corp.	76,266	0.0
4,000		Tsukishima Kikai Co.,
		Ltd.	32,749	0.0
4,000		Tsurumi Manufacturing
		Co., Ltd.	29,526	0.0
5,000		Uchida Yoko Co., Ltd.	13,678	0.0
15,100		Ueki Corp.	33,962	0.0
1,300		Union Tool Co.	22,448	0.0
20,000		Ushio, Inc.	287,455	0.1
11,600		Utoc Corp.	36,930	0.0
16,000	@	Wakachiku
		Construction Co., Ltd.	21,669	0.0
1,200		Weathernews, Inc.	33,026	0.0
27,500		West Japan Railway
		Co.	1,194,913	0.3
1,900		Yahagi Construction
		Co., Ltd.	9,387	0.0
3,600		YAMABIKO Corp.	40,547	0.0
4,000		Yamato Corp.	15,729	0.0
66,200		Yamato Holdings Co.,
		Ltd.	1,114,191	0.3
500		Yamaura Corp.	1,456	0.0
4,300		Yamazen Corp.	31,427	0.0
3,300		Yasuda Warehouse
		Co., Ltd.	20,427	0.0
5,000		Yondenko Corp.	21,690	0.0
14,000		Yuasa Trading Co.,
		Ltd.	20,536	0.0
4,000		Yuken Kogyo Co., Ltd.	8,147	0.0
2,000		Yurtec Corp.	9,969	0.0
1,900		Yusen Air & Sea
		Service Co., Ltd.	24,340	0.0
2,600		Yushin Precision
		Equipment Co., Ltd.	48,591	0.0
			90,573,114	20.9

		Information Technology: 11.5%
3,300		A&D Co., Ltd.	11,162	0.0
22,700		Advantest Corp.	215,580	0.1
1,800		Agrex, Inc.	17,258	0.0
12,100		Ai Holdings Corp.	51,977	0.0
5,000		Aichi Tokei Denki Co.,
		Ltd.	17,759	0.0
3,900		Aiphone Co., Ltd.	74,142	0.0
3,000		Alpha Systems, Inc.	45,873	0.0
24,700		Alps Electric Co., Ltd.	169,109	0.1
14,000	L	Anritsu Corp.	153,728	0.1
600		Argo Graphics, Inc.	7,810	0.0
1,100		Arisawa Manufacturing
		Co., Ltd.	4,070	0.0
7,000		Asahi Net, Inc.	32,636	0.0
2,825		Axell Corp.	56,849	0.0
45,200		Brother Industries Ltd.	553,226	0.1
9,100		CAC Corp.	74,484	0.0
2,100		Canon Electronics, Inc.	52,545	0.0
199,466	L	Canon, Inc.	8,777,967	2.0
4,600		Capcom Co., Ltd.	108,776	0.0
4,100		Computer Institute of
		Japan Ltd.	15,632	0.0
35,500		Citizen Watch Co., Ltd.	205,748	0.1
12,700		CMK Corp.	40,217	0.0
900		Computer Engineering
		& Consulting Ltd.	4,306	0.0
1,900		Cresco Ltd.	15,712	0.0
39		Cybernet Systems Co.,
		Ltd.	9,693	0.0
45		Cybozu, Inc.	14,596	0.0
1,500		Dai-ichi Seiko Co. Ltd	42,007	0.0
25,000		Dainippon Screen
		Manufacturing Co., Ltd.	210,063	0.1
700		Daito Electron Co., Ltd.	3,820	0.0
27,000		Daiwabo Holdings Co.,
		Ltd.	61,390	0.0
2,000		Denki Kogyo Co., Ltd.	8,677	0.0
3,300		Disco Corp.	171,831	0.1
1,100		DTS Corp.	12,759	0.0
26		Dwango Co., Ltd.	42,592	0.0
294		eAccess Ltd.	69,729	0.0
3,600		Eizo Nanao Corp.	73,544	0.0
500		Elematec Corp.	8,307	0.0
46,900	@,L	Elpida Memory, Inc.	216,987	0.1
2,100		Enplas Corp.	43,466	0.0
900		ESPEC Corp.	5,403	0.0
700		Excel Co., Ltd.	6,958	0.0
112		Faith, Inc.	11,765	0.0
300		Fuji Soft, Inc.	5,376	0.0
71,800		Fuji Photo Film Co.,
		Ltd.	1,693,815	0.4
308,000		Fujitsu Ltd.	1,596,963	0.4
500		Fukui Computer, Inc.	2,262	0.0
121		Future Architect, Inc.	47,259	0.0
11,600		GMO internet, Inc.	44,253	0.0
11		GMO Payment
		Gateway, Inc.	44,910	0.0
5,100		Gourmet Navigator,
		Inc.	54,177	0.0
15,400		Gree, Inc.	529,395	0.1
11,600		Hamamatsu Photonics
		KK	404,436	0.1
2,800		Hioki EE Corp.	48,582	0.0
5,800		Hirose Electric Co., Ltd.	507,306	0.1
1,700		Hitachi Business
		Solution Co., Ltd.	22,183	0.0
8,400		Hitachi High-
		Technologies Corp.	181,968	0.1
7,000		Hitachi Kokusai
		Electric, Inc.	56,659	0.0
720,146		Hitachi Ltd.	3,746,178	0.9
5,000		Hochiki Corp.	25,512	0.0
10,000		Hokuriku Electric
		Industry Co., Ltd.	14,274	0.0
5,400		Horiba Ltd.	162,003	0.1
8,400		Hosiden Corp.	55,950	0.0
76,300		Hoya Corp.	1,640,383	0.4
20,700		Ibiden Co., Ltd.	407,543	0.1
3,500		Icom, Inc.	89,506	0.0
42,000	@	Ikegami Tsushinki Co.,
		Ltd.	26,736	0.0
6,200		Ines Corp.	43,584	0.0
2,200		I-Net Corp.	13,222	0.0
5,500		Information Services
		International-Dentsu
		Ltd.	54,424	0.0
18		Internet Initiative
		Japan, Inc.	64,627	0.0
1,100		Internix, Inc.	5,167	0.0
8,100		IT Holdings Corp.	96,974	0.0
8,200		Itfor, Inc.	28,135	0.0
3,700		Itochu Techno-
		Solutions Corp.	165,966	0.1
9,000		Iwatsu Electric Co., Ltd.	8,067	0.0
7,000		Japan Aviation
		Electronics Industry
		Ltd.	48,146	0.0
5,100		Japan Cash Machine
		Co., Ltd.	37,827	0.0
2,900		Japan Digital
		Laboratory Co.	28,606	0.0
10,000		Japan Radio Co., Ltd.	22,696	0.0
5,000		Jastec Co., Ltd.	28,229	0.0
3,300		JBCC Holdings, Inc.	22,216	0.0
4,100		JBIS Holdings, Inc.	12,543	0.0
5,100		Kaga Electronics Co.,
		Ltd.	53,201	0.0
4,400		Kakaku.com, Inc.	161,340	0.1
3,200		Kanematsu Electronics
		Ltd.	33,057	0.0
7,300		Keyence Corp.	1,759,590	0.4
1,900		Koa Corp.	16,680	0.0
14,123		Konami Corp.	422,332	0.1
86,000		Konica Minolta
		Holdings, Inc.	639,478	0.2
26,600		Kyocera Corp.	2,133,151	0.5
1,000		Kyowa Electronics
		Instruments Co. Ltd	2,972	0.0
1,000		Macnica, Inc.	22,970	0.0
6,100		Macromill, Inc.	61,733	0.0
1,900		Marubun Corp.	7,765	0.0
1,200		Maruwa Co., Ltd./Aichi	55,214	0.0
1,800	X	Maspro Denkoh Corp.	25,023	0.0
300		Panasonic Electric
		Works Information
		systems Co., Ltd.	7,714	0.0
3,400		Megachips Corp.	56,458	0.0
1,700		Melco Holdings, Inc.	45,910	0.0
5,100		Mimasu Semiconductor
		Industry Co., Ltd.	42,441	0.0
1,000		Mitsui High-Tec, Inc.	4,226	0.0
5,800		Mitsumi Electric Co.,
		Ltd.	42,954	0.0
700		Moritex Corp.	2,894	0.0
33,400		Murata Manufacturing
		Co., Ltd.	1,710,472	0.4
3,200		Mutoh Holdings Co.,
		Ltd.	8,589	0.0
3,100		Nagano Keiki Co., Ltd.	31,082	0.0
453,000		NEC Corp.	916,823	0.2
3,900		NEC Fielding Ltd.	50,160	0.0
1,500		NEC Fielding Ltd.	50,181	0.0
64		Net One systems Co.,
		Ltd.	174,205	0.1
6,000		New Japan Radio Co.,
		Ltd.	8,560	0.0
7,700		Nichicon Corp.	77,134	0.0
8,100		Nidec Copal
		Electronics Corp.	48,195	0.0
9,000		Nidec Sankyo Corp.	57,056	0.0
4,200		Nihon Dempa Kogyo
		Co., Ltd.	50,091	0.0
8,700		Nihon Unisys Ltd.	55,251	0.0
18,300		Nintendo Co., Ltd.	2,512,446	0.6
3,400		Nippon Ceramic Co.,
		Ltd.	63,123	0.0
16,000		Nippon Chemi-Con
		Corp.	53,870	0.0
66,000		Nippon Electric Glass
		Co., Ltd.	649,720	0.2
5,000		Nohmi Bosai Ltd.	31,174	0.0
17,800		Nomura Research
		Institute Ltd.	401,563	0.1
2,100		NSD CO., Ltd.	16,424	0.0
203		NTT Data Corp.	646,393	0.2
1,000		OBIC Business
		Consultants Ltd.	46,647	0.0
1,070		Obic Co., Ltd.	203,892	0.1
9,400		Oizumi Corp.	30,419	0.0
2,100		Okaya Electric
		Industries Co., Ltd.	9,166	0.0
119,000	@	Oki Electric Industry
		Ltd.	106,317	0.0
36,600		Omron Corp.	734,672	0.2
900		Optex Co., Ltd.	11,782	0.0
4,500		Oracle Corp. Japan	148,752	0.1
4,000		Origin Electric Co. Ltd	11,790	0.0
5,000		Osaki Electric Co., Ltd.	47,588	0.0
2,300		Otsuka Corp.	158,278	0.1
2,300	@	Pixela Corp.	5,116	0.0
8,500	@	Renesas Electronics
		Corp.	51,704	0.0
98,000		Ricoh Co., Ltd.	852,440	0.2
2,600		Riso Kagaku Corp.	37,070	0.0
17,100		Rohm Co., Ltd.	795,167	0.2
3,600		Roland DG Corp.	39,896	0.0
4,200		Ryosan Co., Ltd.	88,812	0.0
2,600		Ryoyo Electro Corp.	28,798	0.0
14,000		Sanken Electric Co.,
		Ltd.	43,778	0.0
2,300		Sanshin Electronics
		Co., Ltd.	19,035	0.0
6,000		Satori Electric Co., Ltd.	35,905	0.0
9,000		Saxa Holdings, Inc.	12,699	0.0
23,200		Seiko Epson Corp.	306,646	0.1
7,000		Shibaura Mechatronics
		Corp.	17,492	0.0
42,000		Shimadzu Corp.	354,188	0.1
5,000		Shindengen Electric
		Manufacturing Co., Ltd.	20,895	0.0
1,600		Shinkawa Ltd.	7,274	0.0
13,600	L	Shinko Electric
		Industries	92,212	0.0
1,700		Shinko Shoji Co., Ltd.	13,475	0.0
3,400		Siix Corp.	43,113	0.0
140		Simplex Technology,
		Inc.	45,149	0.0
14,000		SMK Corp.	45,091	0.0
700		Softbank Technology
		Corp.	5,393	0.0
199	@	Softbrain Co., Ltd.	22,118	0.0
16		So-net Entertainment
		Corp.	58,129	0.0
4,400		Soshin Electric Co.,
		Ltd.	18,168	0.0
72		Sourcenext Corp.	13,645	0.0
6,700		Square Enix Co., Ltd.	131,311	0.0
2,300		SRA Holdings	23,556	0.0
2,200		Star Micronics Co., Ltd.	19,811	0.0
20,300		Sumco Corp.	149,434	0.1
5,044		SCSK Corp.	80,521	0.0
400		Sun-Wa Technos Corp.	3,617	0.0
700		Suzuden Corp.	4,593	0.0
30		SystemPro Co., Ltd.	20,649	0.0
2,800		Tachibana Eletech Co.,
		Ltd.	25,928	0.0
13,600	L	Taiyo Yuden Co., Ltd.	101,140	0.0
600		Takachiho Koheki Co.
		Ltd	6,684	0.0
17,000		Tamura Corp.	40,531	0.0
400		TDC Software
		Engineering, Inc.	4,106	0.0
17,300		TDK Corp.	762,988	0.2
27,000	@	Teac Corp.	9,470	0.0
8,000		TECMO KOEI
		HOLDINGS CO., Ltd.	65,730	0.0
3,700	L	TKC Corp.	76,676	0.0
6,000	@	Toko, Inc.	10,264	0.0
1,300		Tokyo Denpa Co., Ltd.	6,003	0.0
26,700		Tokyo Electron Ltd.	1,352,826	0.3
5,300		Tokyo Seimitsu Co.,
		Ltd.	100,441	0.0
600		Tomen Devices Corp.	13,065	0.0
4,100		Tomen Electronics
		Corp.	49,523	0.0
9,500		Topcon Corp.	43,578	0.0
600		Tose Co., Ltd.	3,925	0.0
668,000		Toshiba Corp.	2,726,133	0.6
26,000		Toshiba Tec Corp.	92,227	0.0
1,000		Toukei Computer Co.,
		Ltd.	13,380	0.0
9,100		Towa Corp.	48,508	0.0
4,800		Toyo Corp./Chuo-ku	50,466	0.0
3,100		Trans Cosmos, Inc.	36,929	0.0
14,500		Trend Micro, Inc.	432,383	0.1
1,600		UKC Holdings Corp.	15,095	0.0
7,500		Ulvac, Inc.	91,607	0.0
10,000		Uniden Corp.	33,361	0.0
10		V Technology Co. Ltd	45,433	0.0
3,600		Voltage, Inc.	44,965	0.0
71		Wacom Co., Ltd.	107,680	0.0
4,800		Y.A.C. Co., Ltd.	37,983	0.0
2,261		Yahoo! Japan Corp.	727,395	0.2
1,300		Yamaichi Electronics
		Co., Ltd.	2,852	0.0
5,500		Yamatake Corp.	119,526	0.0
41,000		Yaskawa Electric Corp.	347,216	0.1
30,100		Yokogawa Electric
		Corp.	270,279	0.1
2,800		Yokowo Co., Ltd.	12,979	0.0
			49,963,304	11.5

		Materials: 7.7%
13,000		Achilles Corp.	17,690	0.0
10,100		ADEKA Corp.	98,893	0.0
7,000		Aichi Steel Corp.	35,762	0.0
25,000		Air Water, Inc.	317,301	0.1
1,800		Alconix Corp.	35,221	0.0
19,000		Araya Industrial Co.,
		Ltd.	29,572	0.0
202,000		Asahi Kasei Corp.	1,217,354	0.3
13,000		Asahi Organic
		Chemicals Industry
		Co., Ltd.	34,463	0.0
9,000		Chuetsu Pulp & Paper
		Co., Ltd.	15,177	0.0
9,000		Chugoku Marine Paints
		Ltd.	55,596	0.0
5,000		Chugokukogyo Co.,
		Ltd.	5,488	0.0
16,000		Co-Op Chemical Co.,
		Ltd.	21,757	0.0
30,000		Dai Nippon Toryo Co.,
		Ltd.	31,454	0.0
48,000		Daicel Corp.	291,557	0.1
58,000		Daido Steel Co., Ltd.	362,087	0.1
5,000		Dai-Ichi Kogyo Seiyaku
		Co., Ltd.	13,994	0.0
19,000		Daiken Corp.	56,932	0.0
12,000		Daiki Aluminium
		Industry Co., Ltd.	49,129	0.0
2,000		Dainichiseika Color &
		Chemicals
		Manufacturing Co., Ltd.	8,642	0.0
17,000		Daio Paper Corp.	118,755	0.0
12,000		Daiso Co., Ltd.	37,329	0.0
16,300		DC Co., Ltd.	45,268	0.0
71,000		Denki Kagaku Kogyo K
		K	261,638	0.1
96,000		Dainippon Ink &
		Chemicals	174,046	0.1
41,000		Dowa Holdings Co.,
		Ltd.	258,130	0.1
1,800		Earth Chemical Co.,
		Ltd.	66,315	0.0
1,000		Ebara-Udylite Co., Ltd.	25,321	0.0
1,200		FP Corp.	77,747	0.0
2,700		Fuji Seal International,
		Inc.	48,687	0.0
2,800		Fujikura Kasei Co., Ltd.	13,359	0.0
1,800		Fujimi, Inc.	20,382	0.0
2,300		Fujimori Kogyo Co.,
		Ltd.	31,725	0.0
13,000		Furukawa-Sky
		Aluminum Corp.	32,199	0.0
29,000		Godo Steel Ltd.	71,795	0.0
7,000		Gun-Ei Chemical
		Industry Co., Ltd.	18,110	0.0
1,400		Hakudo Co., Ltd.	14,186	0.0
6,400		Harima Chemicals, Inc.	50,073	0.0
17,100		Hitachi Chemical Co.,
		Ltd.	299,331	0.1
22,000		Hitachi Metals Ltd.	238,745	0.1
4,000		Hodogaya Chemical
		Co., Ltd.	12,479	0.0
11,000		Hokkan Holdings Ltd.	31,432	0.0
1,000		Hokko Chemical
		Industry Co. Ltd	2,890	0.0
23,500		Hokuetsu Kishu Paper
		Co., Ltd.	157,811	0.1
10,100		Hokushin Co., Ltd.	19,804	0.0
2,000		Ihara Chemical
		Industry Co., Ltd.	7,357	0.0
55,000	@	Ishihara Sangyo
		Kaisha Ltd.	63,571	0.0
2,300		Japan Carlit Co., Ltd.	11,835	0.0
5		Japan Pure Chemical
		Co., Ltd.	13,302	0.0
79,100		JFE Holdings, Inc.	1,430,126	0.3
2,000		JSP Corp.	31,485	0.0
29,800		JSR Corp.	549,220	0.1
48,000		Kaneka Corp.	254,716	0.1
39,000		Kansai Paint Co., Ltd.	347,358	0.1
11,000		Kanto Denka Kogyo
		Co., Ltd.	40,278	0.0
1,000		Katakura Chikkarin Co.
		Ltd	2,511	0.0
2,000		Koatsu Gas Kogyo Co.,
		Ltd.	12,154	0.0
504,000		Kobe Steel Ltd.	778,942	0.2
1,900		Kohsoku Corp.	15,608	0.0
3,100		Konishi Co., Ltd.	42,382	0.0
7,000		Krosaki Harima Corp.	21,198	0.0
12,000		Kumiai Chemical
		Industry Co., Ltd.	45,008	0.0
52,900		Kuraray Co., Ltd.	750,739	0.2
31,000		Kureha Corp.	153,673	0.1
12,000		Kurimoto Ltd.	24,863	0.0
4,900		Kyoei Steel Ltd.	90,533	0.0
1,400		Kyowa Leather Cloth
		Co. Ltd	5,140	0.0
4,600		Lintec Corp.	83,244	0.0
10,500		Maruichi Steel Tube
		Ltd.	233,504	0.1
2,700		MEC Co., Ltd./Japan	9,437	0.0
13,000		Mitsubishi Steel
		Manufacturing Co., Ltd.	32,612	0.0
204,100		Mitsubishi Chemical
		Holdings Corp.	1,118,557	0.3
59,000		Mitsubishi Gas
		Chemical Co., Inc.	327,156	0.1
212,520		Mitsubishi Materials
		Corp.	574,575	0.1
67,000		Mitsubishi Paper Mills
		Ltd.	60,821	0.0
147,000		Mitsui Chemicals, Inc.	446,339	0.1
93,000		Mitsui Mining &
		Smelting Co., Ltd.	239,141	0.1
1,400		MORESCO Corp.	13,201	0.0
5,000		Nakabayashi Co., Ltd.	12,247	0.0
31,000		Nakayama Steel Works
		Ltd.	28,120	0.0
6,200		Neturen Co., Ltd.	46,243	0.0
11,000		Nihon Nohyaku Co.,
		Ltd.	45,182	0.0
6,000		Nihon Parkerizing Co.,
		Ltd.	71,765	0.0
27,000		Nihon Yamamura
		Glass Co., Ltd.	67,605	0.0
7,000		Nippon Carbide
		Industries Co., Inc.	10,151	0.0
5,000		Nippon Chemical
		Industrial Co., Ltd.	8,293	0.0
2,000		Nippon Chutetsukan
		KK	3,937	0.0
35,500		Nippon Coke &
		Engineering Co., Ltd.	45,528	0.0
14,000		Nippon Concrete
		Industries Co., Ltd.	30,848	0.0
14,000		Nippon Denko Co., Ltd.	62,936	0.0
5,000		Nippon Fine Chemical
		Co., Ltd.	33,146	0.0
14,000		Nippon Kasei Chemical
		Co., Ltd.	23,991	0.0
25,000		Nippon Kayaku Co.,
		Ltd.	240,398	0.1
9,000		Nippon Kinzoku Co.,
		Ltd.	16,238	0.0
36,000		Nippon Koshuha Steel
		Co., Ltd.	39,657	0.0
73,000		Nippon Light Metal Co.,
		Ltd.	96,419	0.0
48,000		Nippon Metal Industry
		Co., Ltd.	39,216	0.0
33,000		Nippon Paint Co., Ltd.	227,921	0.1
15,429	L	Nippon Paper Group,
		Inc.	336,899	0.1
4,000		Nippon Pillar Packing
		Co., Ltd.	29,213	0.0
26,000		Nippon Shokubai Co.,
		Ltd.	278,556	0.1
23,000		Nippon Soda Co., Ltd.	103,638	0.0
878,000		Nippon Steel Corp.	2,184,094	0.5
6,000		Nippon Synthetic
		Chemical Industry Co.,
		Ltd.	34,374	0.0
18,000		Nippon Valqua
		Industries Ltd.	46,500	0.0
46,500		Nippon Yakin Kogyo
		Co., Ltd.	72,936	0.0
26,900		Nissan Chemical
		Industries Ltd.	259,726	0.1
120,000		Nisshin Steel Co., Ltd.	183,605	0.1
12,000		Nittetsu Mining Co.,
		Ltd.	47,461	0.0
28,700		Nitto Denko Corp.	1,020,871	0.2
17,000		NOF Corp.	86,628	0.0
2,800		Ohara, Inc.	28,771	0.0
145,000		OJI Paper Co., Ltd.	744,445	0.2
4,500		Okabe Co., Ltd.	22,368	0.0
12,000		Okamoto Industries,
		Inc.	45,977	0.0
10,000		Okura Industrial Co.,
		Ltd.	30,718	0.0
2,800		Osaka Steel Co., Ltd.	53,654	0.0
3,400		OSAKA Titanium
		Technologies Co.	150,146	0.0
22,000		Pacific Metals Co., Ltd.	106,331	0.0
2,800		Pack Corp.	40,539	0.0
23,000		Rengo Co., Ltd.	160,384	0.1
2,000		Sakata INX Corp.	8,985	0.0
9,000		Sanyo Chemical
		Industries Ltd.	58,724	0.0
16,000		Sanyo Special Steel
		Co., Ltd.	84,553	0.0
12,000		Sekisui Plastics Co.,
		Ltd.	45,909	0.0
6,000		Shinagawa
		Refractories Co., Ltd.	17,326	0.0
60,900		Shin-Etsu Chemical
		Co., Ltd.	2,991,396	0.7
8,700		Shin-Etsu Polymer Co.,
		Ltd.	36,291	0.0
218,000		Showa Denko KK	439,972	0.1
3,200		ST Corp.	40,342	0.0
2,000		Stella Chemifa Corp.	60,673	0.0
23,000		Sumitomo Bakelite Co.,
		Ltd.	128,307	0.0
235,000		Sumitomo Chemical
		Co., Ltd.	853,241	0.2
70,000		Sumitomo Light Metal
		Industries Ltd.	64,403	0.0
626,000		Sumitomo Metal
		Industries Ltd.	1,135,291	0.3
89,000		Sumitomo Metal Mining
		Co., Ltd.	1,139,395	0.3
66,000		Sumitomo Osaka
		Cement Co., Ltd.	179,775	0.1
8,000		Sumitomo Pipe & Tube
		Co., Ltd.	63,120	0.0
9,000		Sumitomo Seika
		Chemicals Co., Ltd.	37,705	0.0
4,700		T Hasegawa Co., Ltd.	72,155	0.0
175,000		Taiheiyo Cement Corp.	334,923	0.1
1,900		Taisei Lamick Co., Ltd.	59,502	0.0
44,000		Taiyo Nippon Sanso
		Corp.	305,985	0.1
16,000		Takasago International
		Corp.	74,012	0.0
17,000		Takiron Co., Ltd.	57,619	0.0
9,000		Tayca Corp.	35,658	0.0
143,000		Teijin Ltd.	438,728	0.1
2,800		Tenma Corp.	24,945	0.0
6,000		Titan Kogyo KK	29,764	0.0
23,000		Toagosei Co., Ltd.	94,092	0.0
5,000		Toda Kogyo Corp.	44,393	0.0
5,100		Toho Titanium Co., Ltd.	87,295	0.0
19,000		Toho Zinc Co., Ltd.	72,078	0.0
11,000	@	Tohpe Corp.	12,568	0.0
32,000		Tokai Carbon Co., Ltd.	173,319	0.1
22,000		Tokushu Tokai
		Holdings Co., Ltd.	49,393	0.0
39,000		Tokuyama Corp.	123,690	0.0
6,500		Tokyo Ohka Kogyo
		Co., Ltd.	128,717	0.0
23,000		Tokyo Rope
		Manufacturing Co., Ltd.	44,686	0.0
11,800		Tokyo Steel
		Manufacturing Co., Ltd.	95,581	0.0
15,000		Tokyo Tekko Co., Ltd.	42,648	0.0
7,000		Tomoegawa Co., Ltd.	14,463	0.0
21,000		Tomoku Co., Ltd.	55,776	0.0
26,000		Topy Industries Ltd.	63,720	0.0
246,000		Toray Industries, Inc.	1,760,040	0.4
78,000		Tosoh Corp.	207,276	0.1
27,000		Toyo Ink Manufacturing
		Co., Ltd.	99,786	0.0
12,000		Toyo Kohan Co., Ltd.	41,453	0.0
25,000		Toyo Seikan Kaisha
		Ltd.	340,230	0.1
4,000		TYK Corp.	9,530	0.0
147,000		Ube Industries Ltd.	401,795	0.1
11,000		Wood One Co., Ltd.	39,805	0.0
6,900		Yamato Kogyo Co.,
		Ltd.	197,488	0.1
17,000		Yodogawa Steel Works
		Ltd.	73,606	0.0
2,000		Yuki Gosei Kogyo Co.
		Ltd	4,836	0.0
1,400		Yushiro Chemical
		Industry Co., Ltd.	15,457	0.0
29,000		Zeon Corp.	250,469	0.1
			33,236,776	7.7

		Telecommunications: 4.5%
495		KDDI Corp.	3,179,041	0.7
147,300		Nippon Telegraph &
		Telephone Corp.	7,499,032	1.7
2,608		NTT DoCoMo, Inc.	4,788,340	1.1
143,500		Softbank Corp.	4,214,319	1.0
			19,680,732	4.5

		Utilities: 3.1%
101,600		Chubu Electric Power
		Co., Inc.	1,901,233	0.5
47,500		Chugoku Electric
		Power Co., Inc.	832,283	0.2
21,800		Electric Power
		Development Co.	579,714	0.1
30,300		Hokkaido Electric
		Power Co., Inc.	430,710	0.1
15,000		Hokkaido Gas Co., Ltd.	51,819	0.0
31,800		Hokuriku Electric
		Power Co.	593,885	0.1
126,900		Kansai Electric Power
		Co., Inc.	1,949,331	0.5
70,900		Kyushu Electric Power
		Co., Inc.	1,015,628	0.2
1,700		Okinawa Electric
		Power Co., Inc.	72,461	0.0
317,000		Osaka Gas Co., Ltd.	1,252,435	0.3
16,000		Saibu Gas Co., Ltd.	42,156	0.0
31,600		Shikoku Electric Power
		Co.	906,537	0.2
6,000		Shizuoka Gas Co., Ltd.	37,979	0.0
79,000		Toho Gas Co., Ltd.	503,021	0.1
80,800		Tohoku Electric Power
		Co., Inc.	776,284	0.2
247,800		Tokyo Electric Power
		Co., Inc.	594,681	0.2
396,000		Tokyo Gas Co., Ltd.	1,824,994	0.4
			13,365,151	3.1

	Total Common Stock
	(Cost $453,998,791)		414,669,502	95.5

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.2%
		Securities Lending Collateralcc(1): 6.2%
6,366,438		Deutsche Bank AG,
		Repurchase
		Agreement dated
		12/30/11, 0.10%, due
		01/03/12 (Repurchase
		Amount $6,366,508,
		collateralized by
		various U.S.
		Government and U.S.
		Government Agency
		Obligations, 0.000%-
		6.500%, Market Value
		plus accrued interest
		$6,493,767, due
		06/28/12-11/01/41)	6,366,438	1.5
6,366,438		Goldman Sachs & Co.,
		Repurchase
		Agreement dated
		12/30/11, 0.10%, due
		01/03/12 (Repurchase
		Amount $6,366,508,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 2.163%-
		6.500%, Market Value
		plus accrued interest
		$6,493,767, due
		04/01/20-12/01/48)	6,366,438	1.5
6,366,438		JPMorgan Chase &
		Co., Repurchase
		Agreement dated
		12/30/11, 0.05%, due
		01/03/12 (Repurchase
		Amount $6,366,473,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 2.134%-
		5.939%, Market Value
		plus accrued interest
		$6,493,782, due
		06/01/24-03/01/41)	6,366,438	1.4
6,366,438		Morgan Stanley,
		Repurchase
		Agreement dated
		12/30/11, 0.08%, due
		01/03/12 (Repurchase
		Amount $6,366,494,
		collateralized by
		various U.S.
		Government and U.S.
		Government Agency
		Obligations, 0.000%-
		6.375%, Market Value
		plus accrued interest
		$6,493,767, due
		11/15/12-10/01/44)	6,366,438	1.5
1,340,303		Royal Bank of Canada,
		Repurchase
		Agreement dated
		12/30/11, 0.01%, due
		01/03/12 (Repurchase
		Amount $1,340,304,
		collateralized by
		various U.S.
		Government Securities,
		0.000%-4.250%,
		Market Value plus
		accrued interest
		$1,367,110, due
		08/15/12-11/15/40)	1,340,303	0.3
			26,806,055	6.2

	Total Short-Term
	Investments
	(Cost $26,806,055)		26,806,055	6.2

	Total Investments in
	Securities
	(Cost $480,804,846)		$441,475,557	101.7
	Liabilities in Excess of
	Other Assets		(7,521,824)	(1.7)
	Net Assets		$433,953,733	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $485,111,583.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$17,969,971
Gross Unrealized Depreciation	(61,605,997)

Net Unrealized Depreciation	$(43,636,026)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$34,247	$78,839,523	$—	$78,873,770
Consumer Staples	—	30,096,928	—	30,096,928
Energy	—	7,120,882	—	7,120,882
Financials	—	65,486,702	—	65,486,702
Health Care	727,143	25,545,000	—	26,272,143
Industrials	8,398	90,564,716	—	90,573,114
Information Technology	—	49,963,304	—	49,963,304
Materials	—	33,236,776	—	33,236,776
Telecommunications	—	19,680,732	—	19,680,732
Utilities	—	13,365,151	—	13,365,151
Total Common Stock	769,788	413,899,714	—	414,669,502
Short-Term Investments	—	26,806,055	—	26,806,055
Total Investments, at value	$769,788	$440,705,769	$—	$441,475,557
Other Financial Instruments+
Forward Foreign Currency Contracts	—	195,518	—	195,518
Total Assets	$769,788	$440,901,287	$—	$441,671,075
Liabilities Table
Other Financial Instruments+
Futures	$(38,425)	$—	$—	$(38,425)
Total Liabilities	$(38,425)	$—	$—	$(38,425)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING Japan TOPIX
Index Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers
Harriman	Japanese Yen	800,000,000	Buy	03/21/12	$10,307,950	$10,409,407	$101,457
JPMorgan Chase & Co.	Japanese Yen	600,000,000	Buy	03/21/12	7,712,994	7,807,055	94,061
							$195,518

ING Japan TOPIX Index Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	208	03/08/12	$19,673,119	$(38,425)
			$19,673,119	$(38,425)

See Accompanying Notes to Financial Statements

ING Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.4%
		Consumer Discretionary: 11.5%
28,971	@	Amazon.com, Inc.	5,014,880	1.3
8,200		CBS Corp. - Class B	222,548	0.1
23,300		Coach, Inc.	1,422,232	0.4
95,700		Comcast Corp. – Class
		A	2,269,047	0.6
57,620	@	DIRECTV	2,463,831	0.7
166,400	@	Ford Motor Co.	1,790,464	0.5
76,630		Home Depot, Inc.	3,221,525	0.9
13,650		Johnson Controls, Inc.	426,699	0.1
17,580		Kohl’s Corp.	867,573	0.2
31,200	@	Las Vegas Sands Corp.	1,333,176	0.4
82,580		McDonald’s Corp.	8,285,251	2.2
28,430		Nike, Inc.	2,739,799	0.7
3,900	@	Priceline.com, Inc.	1,824,069	0.5
59,574		Starbucks Corp.	2,741,000	0.7
2,880		Target Corp.	147,514	0.0
14,200	L	Thomson Reuters
		Corp.	378,714	0.1
26,100		Time Warner Cable,
		Inc.	1,659,177	0.5
30,800		TJX Cos., Inc.	1,988,140	0.5
44,800		Viacom - Class B	2,034,368	0.5
37,110		Yum! Brands, Inc.	2,189,861	0.6
			43,019,868	11.5

		Consumer Staples: 15.2%
124,330		Altria Group, Inc.	3,686,385	1.0
157,330		Coca-Cola Co.	11,008,380	2.9
35,040		Colgate-Palmolive Co.	3,237,346	0.9
34,850		Costco Wholesale
		Corp.	2,903,702	0.8
9,000		Estee Lauder Cos., Inc.	1,010,880	0.3
38,320		General Mills, Inc.	1,548,511	0.4
18,380		Kellogg Co.	929,478	0.2
27,340		Kimberly-Clark Corp.	2,011,130	0.5
36,130		Kroger Co.	875,069	0.2
125,780		PepsiCo, Inc.	8,345,503	2.2
128,180		Philip Morris
		International, Inc.	10,059,566	2.7
14,840		Procter & Gamble Co.	989,976	0.3
8,100		Reynolds American,
		Inc.	335,502	0.1
46,500		Sysco Corp.	1,363,845	0.4
68,800		Walgreen Co.	2,274,528	0.6
107,370		Wal-Mart Stores, Inc.	6,416,431	1.7
			56,996,232	15.2

		Energy: 11.3%
6,100		Anadarko Petroleum
		Corp.	465,613	0.1
8,800		Apache Corp.	797,104	0.2
13,800		Baker Hughes, Inc.	671,232	0.2
9,100		Chevron Corp.	968,240	0.2
21,400		EOG Resources, Inc.	2,108,114	0.6
289,410		ExxonMobil Corp.	24,530,392	6.5
72,800		Halliburton Co.	2,512,328	0.7
9,300	L	Kinder Morgan,
		Inc./Delaware	299,181	0.1
18,600		Occidental Petroleum
		Corp.	1,742,820	0.5
108,050		Schlumberger Ltd.	7,380,896	2.0
27,627	@	Southwestern Energy
		Co.	882,406	0.2
			42,358,326	11.3

		Financials: 2.6%
50,654		American Express Co.	2,389,349	0.6
3,620		Blackrock, Inc.	645,229	0.2
79,940		Charles Schwab Corp.	900,124	0.2
11,500		Franklin Resources,
		Inc.	1,104,690	0.3
10,500		Public Storage, Inc.	1,411,830	0.4
19,006		Simon Property Group,
		Inc.	2,450,634	0.7
27,400		Wells Fargo & Co.	755,144	0.2
			9,657,000	2.6

		Health Care: 9.3%
116,170		Abbott Laboratories	6,532,239	1.7
24,249		Allergan, Inc.	2,127,607	0.6
40,850		Baxter International,
		Inc.	2,021,258	0.5
17,400		Becton Dickinson & Co.	1,300,128	0.3
19,200	@	Biogen Idec, Inc.	2,112,960	0.6
14,000		Cardinal Health, Inc.	568,540	0.2
36,820	@	Celgene Corp.	2,489,032	0.7
21,100		Covidien PLC	949,711	0.3
26,890		Eli Lilly & Co.	1,117,548	0.3
39,540	@	Express Scripts, Inc.	1,767,043	0.5
62,680	@	Gilead Sciences, Inc.	2,565,492	0.7
6,400	@	HCA Holdings, Inc.	140,992	0.0
44,520		Johnson & Johnson	2,919,622	0.8
20,070		McKesson Corp.	1,563,654	0.4
31,840	@	Medco Health
		Solutions, Inc.	1,779,856	0.5
73,490		Medtronic, Inc.	2,810,993	0.7
26,180		St. Jude Medical, Inc.	897,974	0.2
25,010		Stryker Corp.	1,243,247	0.3
			34,907,896	9.3

		Industrials: 11.4%
49,960		3M Co.	4,083,231	1.1
52,110		Boeing Co.	3,822,269	1.0
51,330		Caterpillar, Inc.	4,650,498	1.2
87,800		CSX Corp.	1,849,068	0.5
15,600		Cummins, Inc.	1,373,112	0.4
43,700		Danaher Corp.	2,055,648	0.6
33,460		Deere & Co.	2,588,131	0.7
59,780		Emerson Electric Co.	2,785,150	0.8
1,500		FedEx Corp.	125,265	0.0
62,700		Honeywell
		International, Inc.	3,407,745	0.9
33,200		Illinois Tool Works, Inc.	1,550,772	0.4
19,020		Lockheed Martin Corp.	1,538,718	0.4
29,120		Paccar, Inc.	1,091,126	0.3
11,400		Precision Castparts
		Corp.	1,878,606	0.5
6,340		Union Pacific Corp.	671,660	0.2
58,470		United Parcel Service,
		Inc. - Class B	4,279,419	1.1
68,860		United Technologies
		Corp.	5,032,977	1.3
			42,783,395	11.4

		Information Technology: 31.2%
51,400		Accenture PLC	2,736,022	0.7
40,110	@	Adobe Systems, Inc.	1,133,910	0.3
73,575	@	Apple, Inc.	29,797,875	7.9
6,600		Applied Materials, Inc.	70,686	0.0
39,780		Automatic Data
		Processing, Inc.	2,148,518	0.6
42,720		Broadcom Corp.	1,254,259	0.3
24,200	@	Cognizant Technology
		Solutions Corp.	1,556,302	0.4
96,080	@	Dell, Inc.	1,405,650	0.4
50,161	@	eBay, Inc.	1,521,383	0.4
163,720	@	EMC Corp.	3,526,529	0.9
20,027	@	Google, Inc. - Class A	12,935,439	3.4
96,500		International Business
		Machines Corp.	17,744,420	4.7
42,510	@	Juniper Networks, Inc.	867,629	0.2
8,515		Mastercard, Inc.	3,174,562	0.9
590,700		Microsoft Corp.	15,334,572	4.1
29,300	@	NetApp, Inc.	1,062,711	0.3
305,780		Oracle Corp.	7,843,257	2.1
132,957		Qualcomm, Inc.	7,272,748	1.9
10,600	@	Salesforce.com, Inc.	1,075,476	0.3
60,150	@	Symantec Corp.	941,347	0.3
58,690		Texas Instruments, Inc.	1,708,466	0.5
13,475		Visa, Inc.	1,368,117	0.4
6,661	@	VMware, Inc.	554,129	0.2
			117,034,007	31.2

		Materials: 3.9%
16,840		Air Products &
		Chemicals, Inc.	1,434,600	0.4
73,940		EI Du Pont de Nemours
		& Co.	3,384,973	0.9
75,480		Freeport-McMoRan
		Copper & Gold, Inc.	2,776,909	0.7
1,700		LyondellBasell
		Industries NV	55,233	0.0
42,685		Monsanto Co.	2,990,938	0.8
21,990		Mosaic Co/The	1,108,956	0.3
24,150		Praxair, Inc.	2,581,635	0.7
13,580		Southern Copper Corp.	409,844	0.1
			14,743,088	3.9

		Telecommunications: 1.0%
31,520		American Tower Corp.	1,891,514	0.5
50,900		Verizon
		Communications, Inc.	2,042,108	0.5
			3,933,622	1.0

	Total Common Stock
	(Cost $271,115,204)		365,433,434	97.4

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.6%
		Securities Lending Collateralcc(1): 0.2%
675,858		Merrill Lynch & Co.,
		Inc., Repurchase
		Agreement dated
		12/30/11, 0.05%, due
		01/03/12 (Repurchase
		Amount $675,862,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 0.000%-
		6.750%, Market Value
		plus accrued interest
		$689,376, due
		01/03/12-03/01/47)
		(Cost $675,857)	675,857	0.2

Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.4%
9,206,000		BlackRock Liquidity
		Funds, TempFund,
		Institutional Class
		(Cost $9,206,000)	9,206,000	2.4

	Total Short-Term
	Investments
	(Cost $9,881,857)		9,881,857	2.6

	Total Investments in
	Securities
	(Cost $280,997,061)		$375,315,291	100.0
	Assets in Excess of
	Other Liabilities		159,296	–
	Net Assets		$375,474,587	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $281,048,898.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$99,839,457
Gross Unrealized Depreciation	(5,573,064)

Net Unrealized Appreciation	$94,266,393

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$365,433,434	$—	$—	$365,433,434
Short-Term Investments	9,206,000	675,857	—	9,881,857
Total Investments, at value	$374,639,434	$675,857	$—	$375,315,291
Other Financial Instruments+
Futures	175,165	—	—	175,165
Total Assets	$374,814,599	$675,857	$—	$375,490,456

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments. There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011. ING Russell™ Large Cap Growth Index Portfolio Open Futures Contracts on December 31, 2011:

				Unrealized
	Number	Expiration	Notional	Appreciation/
Contract Description	of Contracts	Date	Value	(Depreciation)
Long Contracts
S&P 500 E-Mini	163	03/16/12	$10,208,690	$175,165
			$10,208,690	$175,165

See Accompanying Notes to Financial Statements

ING Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.5%
		Consumer Discretionary: 9.4%
19,200	@	Amazon.com, Inc.	3,323,520	0.6
22,500		Carnival Corp.	734,400	0.1
35,300		CBS Corp. - Class B	958,042	0.2
15,500		Coach, Inc.	946,120	0.2
145,550		Comcast Corp. – Class
		A	3,450,991	0.7
38,257	@	DIRECTV	1,635,869	0.3
196,600	@	Ford Motor Co.	2,115,416	0.4
40,100	@	General Motors Co.	812,827	0.2
84,300		Home Depot, Inc.	3,543,972	0.7
35,800		Johnson Controls, Inc.	1,119,108	0.2
14,300		Kohl’s Corp.	705,705	0.1
20,700	@	Las Vegas Sands
		Corp.	884,511	0.2
68,750		Lowe’s Cos., Inc.	1,744,875	0.3
54,800		McDonald’s Corp.	5,498,084	1.1
121,150		News Corp. - Class A	2,161,316	0.4
18,900		Nike, Inc.	1,821,393	0.4
2,600	@	Priceline.com, Inc.	1,216,046	0.2
39,600		Starbucks Corp.	1,821,996	0.4
36,300		Target Corp.	1,859,286	0.4
19,900	L	Thomson Reuters
		Corp.	530,733	0.1
16,993		Time Warner Cable,
		Inc.	1,080,245	0.2
53,783		Time Warner, Inc.	1,943,718	0.4
20,400		TJX Cos., Inc.	1,316,820	0.3
29,750		Viacom - Class B	1,350,947	0.3
99,800		Walt Disney Co.	3,742,500	0.7
24,500		Yum! Brands, Inc.	1,445,745	0.3
			47,764,185	9.4

		Consumer Staples: 11.6%
110,450		Altria Group, Inc.	3,274,843	0.7
35,650		Archer-Daniels-Midland
		Co.	1,019,590	0.2
104,250		Coca-Cola Co.	7,294,372	1.4
25,850		Colgate-Palmolive Co.	2,388,281	0.5
23,050		Costco Wholesale
		Corp.	1,920,526	0.4
71,550		CVS Caremark Corp.	2,917,809	0.6
6,000		Estee Lauder Cos., Inc.	673,920	0.1
33,700		General Mills, Inc.	1,361,817	0.3
13,000		Kellogg Co.	657,410	0.1
20,700		Kimberly-Clark Corp.	1,522,692	0.3
87,150		Kraft Foods, Inc.	3,255,924	0.6
31,950		Kroger Co.	773,829	0.2
83,400		PepsiCo, Inc.	5,533,590	1.1
93,900		Philip Morris
		International, Inc.	7,369,272	1.5
147,332		Procter & Gamble Co.	9,828,518	1.9
17,700		Reynolds American,
		Inc.	733,134	0.1
30,850		Sysco Corp.	904,831	0.2
48,250		Walgreen Co.	1,595,145	0.3
93,650		Wal-Mart Stores, Inc.	5,596,524	1.1
			58,622,027	11.6

		Energy: 12.6%
26,300		Anadarko Petroleum
		Corp.	2,007,479	0.4
20,250		Apache Corp.	1,834,245	0.4
23,000		Baker Hughes, Inc.	1,118,720	0.2
34,700		Chesapeake Energy
		Corp.	773,463	0.1
106,094		Chevron Corp.	11,288,402	2.2
71,200		ConocoPhillips	5,188,344	1.0
22,300		Devon Energy Corp.	1,382,600	0.3
14,150		EOG Resources, Inc.	1,393,916	0.3
259,903		ExxonMobil Corp.	22,029,378	4.4
48,250		Halliburton Co.	1,665,108	0.3
16,050		Hess Corp.	911,640	0.2
9,000	L	Kinder Morgan,
		Inc./Delaware	289,530	0.1
37,650		Marathon Oil Corp.	1,102,016	0.2
18,775		Marathon Petroleum
		Corp.	625,020	0.1
22,350		National Oilwell Varco,
		Inc.	1,519,576	0.3
42,850		Occidental Petroleum
		Corp.	4,015,045	0.8
71,650		Schlumberger Ltd.	4,894,411	1.0
18,400	@	Southwestern Energy
		Co.	587,696	0.1
31,100		Williams Cos., Inc.	1,026,922	0.2
			63,653,511	12.6

		Financials: 11.6%
17,800		ACE Ltd.	1,248,136	0.2
24,700		Aflac, Inc.	1,068,522	0.2
27,600		Allstate Corp.	756,516	0.2
55,500		American Express Co.	2,617,935	0.5
23,300	@	American International
		Group, Inc.	540,560	0.1
534,643		Bank of America Corp.	2,972,615	0.6
65,550		Bank of New York
		Mellon Corp.	1,305,101	0.3
36,700		BB&T Corp.	923,739	0.2
92,300	@	Berkshire Hathaway,
		Inc.	7,042,490	1.4
4,650		Blackrock, Inc.	828,816	0.2
24,300		Capital One Financial
		Corp.	1,027,647	0.2
55,300		Charles Schwab Corp.	622,678	0.1
15,450		Chubb Corp.	1,069,449	0.2
153,405		Citigroup, Inc.	4,036,086	0.8
3,600		CME Group, Inc.	877,212	0.2
7,650		Franklin Resources,
		Inc.	734,859	0.1
27,300		Goldman Sachs Group,
		Inc.	2,468,739	0.5
209,685		JPMorgan Chase & Co.	6,972,026	1.4
16,667		Loews Corp.	627,513	0.1
43,300		Metlife, Inc.	1,350,094	0.3
81,450		Morgan Stanley	1,232,338	0.2
27,850		PNC Financial Services
		Group, Inc.	1,606,109	0.3
25,650		Prudential Financial,
		Inc.	1,285,578	0.3
7,400		Public Storage, Inc.	995,004	0.2
15,462		Simon Property Group,
		Inc.	1,993,670	0.4
26,550		State Street Corp.	1,070,230	0.2
22,100		Travelers Cos., Inc.	1,307,657	0.3
101,700		US Bancorp.	2,750,985	0.5
259,571		Wells Fargo & Co.	7,153,777	1.4
			58,486,081	11.6

		Health Care: 12.1%
82,000		Abbott Laboratories	4,610,860	0.9
20,050		Aetna, Inc.	845,910	0.2
16,100		Allergan, Inc.	1,412,614	0.3
47,400		Amgen, Inc.	3,043,554	0.6
30,100		Baxter International,
		Inc.	1,489,348	0.3
11,500		Becton Dickinson & Co.	859,280	0.2
12,800	@	Biogen Idec, Inc.	1,408,640	0.3
90,000		Bristol-Myers Squibb
		Co.	3,171,600	0.6
18,450		Cardinal Health, Inc.	749,255	0.2
24,450	@	Celgene Corp.	1,652,820	0.3
26,200		Covidien PLC	1,179,262	0.2
54,000		Eli Lilly & Co.	2,244,240	0.5
26,100	@	Express Scripts, Inc.	1,166,409	0.2
41,500	@	Gilead Sciences, Inc.	1,698,595	0.3
7,000	@	HCA Holdings, Inc.	154,210	0.0
144,700		Johnson & Johnson	9,489,426	1.9
13,350		McKesson Corp.	1,040,098	0.2
21,050	@	Medco Health
		Solutions, Inc.	1,176,695	0.2
56,500		Medtronic, Inc.	2,161,125	0.4
162,885		Merck & Co., Inc.	6,140,764	1.2
416,939		Pfizer, Inc.	9,022,560	1.8
17,300		St. Jude Medical, Inc.	593,390	0.1
16,550		Stryker Corp.	822,700	0.2
20,200	@	Thermo Fisher
		Scientific, Inc.	908,394	0.2
57,150		UnitedHealth Group,
		Inc.	2,896,362	0.6
18,600		WellPoint, Inc.	1,232,250	0.2
			61,170,361	12.1

		Industrials: 9.7%
37,500		3M Co.	3,064,875	0.6
38,900		Boeing Co.	2,853,315	0.6
34,050		Caterpillar, Inc.	3,084,930	0.6
58,150		CSX Corp.	1,224,639	0.2
10,400		Cummins, Inc.	915,408	0.2
29,000		Danaher Corp.	1,364,160	0.3
22,100		Deere & Co.	1,709,435	0.3
39,700		Emerson Electric Co.	1,849,623	0.4
16,650		FedEx Corp.	1,390,442	0.3
17,550		General Dynamics
		Corp.	1,165,495	0.2
559,550		General Electric Co.	10,021,540	2.0
41,500		Honeywell
		International, Inc.	2,255,525	0.4
23,550		Illinois Tool Works, Inc.	1,100,021	0.2
13,850		Lockheed Martin Corp.	1,120,465	0.2
18,600		Norfolk Southern Corp.	1,355,196	0.3
14,150		Northrop Grumman
		Corp.	827,492	0.2
19,250		Paccar, Inc.	721,298	0.1
7,500		Precision Castparts
		Corp.	1,235,925	0.2
18,850		Raytheon Co.	911,963	0.2
24,700		Tyco International Ltd.	1,153,737	0.2
25,850		Union Pacific Corp.	2,738,549	0.5
38,750		United Parcel Service,
		Inc. - Class B	2,836,112	0.6
48,300		United Technologies
		Corp.	3,530,247	0.7
25,000		Waste Management,
		Inc.	817,750	0.2
			49,248,142	9.7

		Information Technology: 19.7%
34,100		Accenture PLC	1,815,143	0.4
26,650	@	Adobe Systems, Inc.	753,396	0.2
48,800	@	Apple, Inc.	19,764,000	3.9
69,600		Applied Materials, Inc.	745,416	0.1
26,400		Automatic Data
		Processing, Inc.	1,425,864	0.3
28,300		Broadcom Corp.	830,888	0.2
290,200		Cisco Systems, Inc.	5,246,816	1.0
16,000	@	Cognizant Technology
		Solutions Corp.	1,028,960	0.2
82,850		Corning, Inc.	1,075,393	0.2
86,500	@	Dell, Inc.	1,265,495	0.3
60,800	@	eBay, Inc.	1,844,064	0.4
108,550	@	EMC Corp.	2,338,167	0.5
13,300	@	Google, Inc. - Class A	8,590,470	1.7
105,200		Hewlett-Packard Co.	2,709,952	0.5
63,950		International Business
		Machines Corp.	11,759,126	2.3
279,800		Intel Corp.	6,785,150	1.3
28,100	@	Juniper Networks, Inc.	573,521	0.1
5,650		Mastercard, Inc.	2,106,433	0.4
391,480		Microsoft Corp.	10,162,821	2.0
15,857		Motorola Solutions, Inc.	734,021	0.1
19,400	@	NetApp, Inc.	703,638	0.1
202,645		Oracle Corp.	5,197,844	1.0
88,100		Qualcomm, Inc.	4,819,070	1.0
7,100	@	Salesforce.com, Inc.	720,366	0.1
39,900	@	Symantec Corp.	624,435	0.1
61,300		Texas Instruments, Inc.	1,784,443	0.4
27,550		Visa, Inc.	2,797,151	0.6
4,500	@	VMware, Inc.	374,355	0.1
68,750	@	Yahoo!, Inc.	1,108,937	0.2
			99,685,335	19.7

		Materials: 2.8%
11,200		Air Products &
		Chemicals, Inc.	954,128	0.2
56,150		Alcoa, Inc.	485,698	0.1
62,000		Dow Chemical Co.	1,783,120	0.4
48,950		EI Du Pont de
		Nemours & Co.	2,240,931	0.4
50,000		Freeport-McMoRan
		Copper & Gold, Inc.	1,839,500	0.4
16,500		LyondellBasell
		Industries NV	536,085	0.1
28,200		Monsanto Co.	1,975,974	0.4
14,500		Mosaic Co/The	731,235	0.1
25,650		Newmont Mining Corp.	1,539,256	0.3
16,000		Praxair, Inc.	1,710,400	0.3
9,000		Southern Copper Corp.	271,620	0.1
			14,067,947	2.8

		Telecommunications: 3.6%
20,900		American Tower Corp.	1,254,209	0.2
312,500		AT&T, Inc.	9,450,000	1.9
32,300		CenturyTel, Inc.	1,201,560	0.2
157,887	@	Sprint Nextel Corp.	369,456	0.1
149,250		Verizon
		Communications, Inc.	5,987,910	1.2
			18,263,135	3.6

		Utilities: 2.4%
25,400		American Electric
		Power Co., Inc.	1,049,274	0.2
30,450		Dominion Resources,
		Inc.	1,616,286	0.3
70,250		Duke Energy Corp.	1,545,500	0.3
35,000		Exelon Corp.	1,517,950	0.3
22,100		FirstEnergy Corp.	979,030	0.2
22,250		NextEra Energy, Inc.	1,354,580	0.3
21,000		Pacific Gas & Electric
		Co.	865,620	0.2
26,750		Public Service
		Enterprise Group, Inc.	883,017	0.2
44,850		Southern Co.	2,076,107	0.4
			11,887,364	2.4

	Total Common Stock
	(Cost $318,243,555)		482,848,088	95.5

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.6%
		Securities Lending Collateralcc(1): 0.2%
20,769		Citigroup, Inc.,
		Repurchase
		Agreement dated
		12/30/11, 0.08%, due
		01/03/12 (Repurchase
		Amount $20,769,
		collateralized by
		various U.S.
		Government and U.S.
		Government Agency
		Obligations, 0.000%-
		5.500%, Market Value
		plus accrued interest
		$21,184, due 01/19/12-
		12/20/41)	20,769	0.0
1,000,000		Merrill Lynch & Co.,
		Inc., Repurchase
		Agreement dated
		12/30/11, 0.05%, due
		01/03/12 (Repurchase
		Amount $1,000,005,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 0.000%-
		6.750%, Market Value
		plus accrued interest
		$1,020,000, due
		01/03/12-03/01/47)	1,000,000	0.2
			1,020,769	0.2

Shares			Value	Percentage of Net Assets
		Mutual Funds: 4.4%
22,061,000		BlackRock Liquidity
		Funds, TempFund,
		Institutional Class
		(Cost $22,061,000)	22,061,000	4.4

	Total Short-Term
	Investments
	(Cost $23,081,769)		23,081,769	4.6

	Total Investments in
	Securities
	(Cost $341,325,324) $505,929,857		100.1
	Liabilities in Excess of
	Other Assets		(452,596)	(0.1)
	Net Assets		$505,477,261	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $347,154,761.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$171,392,309
Gross Unrealized Depreciation	(12,617,213)

Net Unrealized Appreciation	$158,775,096

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$482,848,088	$—	$—	$482,848,088
Short-Term Investments	22,061,000	1,020,769	—	23,081,769
Total Investments, at value	$504,909,088	$1,020,769	$—	$505,929,857
Other Financial Instruments+
Futures	768,204	—	—	768,204
Total Assets	$505,677,292	$1,020,769	$—	$506,698,061

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

ING Russell™ Large Cap Index Portfolio Open Futures Contracts on December 31, 2011:
				Unrealized
	Number	Expiration	Notional	Appreciation/
Contract Description	of Contracts	Date	Value	(Depreciation)
Long Contracts
S&P 500 E-Mini	386	03/16/12	$24,175,180	$768,204
			$24,175,180	$768,204

See Accompanying Notes to Financial Statements

ING Russell™ Large Cap	PORTFOLIO OF INVESTMENTS
Value Index Portfolio	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.1%
		Consumer Discretionary: 7.6%
8,100		Carnival Corp.	264,384	0.3
10,700		CBS Corp. - Class B	290,398	0.3
29,450		Comcast Corp. – Class
		A	698,259	0.8
31,000	@	Ford Motor Co.	333,560	0.4
14,400	@	General Motors Co.	291,888	0.3
12,000		Home Depot, Inc.	504,480	0.6
9,635		Johnson Controls, Inc.	301,190	0.3
850		Kohl’s Corp.	41,948	0.0
24,600		Lowe’s Cos., Inc.	624,348	0.7
43,400		News Corp. - Class A	774,256	0.8
12,300		Target Corp.	630,006	0.7
3,800	L	Thomson Reuters Corp.	101,346	0.1
18,948		Time Warner, Inc.	684,781	0.8
35,705		Walt Disney Co.	1,338,937	1.5
			6,879,781	7.6

		Consumer Staples: 8.3%
10,100		Altria Group, Inc.	299,465	0.3
12,750		Archer-Daniels-Midland
		Co.	364,650	0.4
900		Colgate-Palmolive Co.	83,151	0.1
25,635		CVS Caremark Corp.	1,045,395	1.2
2,960		General Mills, Inc.	119,614	0.1
300		Kellogg Co.	15,171	0.0
950		Kimberly-Clark Corp.	69,882	0.1
31,300		Kraft Foods, Inc.	1,169,368	1.3
2,900		Kroger Co.	70,238	0.1
3,200		Philip Morris
		International, Inc.	251,136	0.3
49,285		Procter & Gamble Co.	3,287,802	3.6
4,400		Reynolds American,
		Inc.	182,248	0.2
1,000		Walgreen Co.	33,060	0.1
8,100		Wal-Mart Stores, Inc.	484,056	0.5
			7,475,236	8.3

		Energy: 14.0%
7,985		Anadarko Petroleum
		Corp.	609,495	0.7
5,160		Apache Corp.	467,393	0.5
5,000		Baker Hughes, Inc.	243,200	0.3
12,450		Chesapeake Energy
		Corp.	277,511	0.3
35,885		Chevron Corp.	3,818,164	4.2
25,100		ConocoPhillips	1,829,037	2.0
8,010		Devon Energy Corp.	496,620	0.5
24,418		ExxonMobil Corp.	2,069,670	2.3
5,790		Hess Corp.	328,872	0.4
1,000	L	Kinder Morgan,
		Inc./Delaware	32,170	0.0
13,550		Marathon Oil Corp.	396,608	0.4
6,775		Marathon Petroleum
		Corp.	225,540	0.3
8,000		National Oilwell Varco,
		Inc.	543,920	0.6
10,930		Occidental Petroleum
		Corp.	1,024,141	1.1
11,120		Williams Cos., Inc.	367,182	0.4
			12,729,523	14.0

		Financials: 20.6%
6,400		ACE Ltd.	448,768	0.5
8,800		Aflac, Inc.	380,688	0.4
9,900		Allstate Corp.	271,359	0.3
7,800		American Express Co.	367,926	0.4
8,400	@	American International
		Group, Inc.	194,880	0.2
191,593		Bank of America Corp.	1,065,257	1.2
23,500		Bank of New York
		Mellon Corp.	467,885	0.5
13,240		BB&T Corp.	333,251	0.4
33,100	@	Berkshire Hathaway,
		Inc.	2,525,530	2.8
850		Blackrock, Inc.	151,504	0.2
9,200		Capital One Financial
		Corp.	389,068	0.4
5,500		Chubb Corp.	380,710	0.4
54,955		Citigroup, Inc.	1,445,866	1.6
1,250		CME Group, Inc.	304,588	0.3
9,800		Goldman Sachs Group,
		Inc.	886,214	1.0
75,150		JPMorgan Chase & Co.	2,498,737	2.8
6,000		Loews Corp.	225,900	0.3
15,500		Metlife, Inc.	483,290	0.5
29,215		Morgan Stanley	442,023	0.5
9,950		PNC Financial Services
		Group, Inc.	573,816	0.6
9,180		Prudential Financial,
		Inc.	460,102	0.5
200		Public Storage, Inc.	26,892	0.0
1,058		Simon Property Group,
		Inc.	136,419	0.2
9,520		State Street Corp.	383,751	0.4
7,945		Travelers Cos., Inc.	470,106	0.5
36,410		US Bancorp.	984,890	1.1
86,546		Wells Fargo & Co.	2,385,208	2.6
			18,684,628	20.6

		Health Care: 15.0%
1,800		Abbott Laboratories	101,214	0.1
7,230		Aetna, Inc.	305,034	0.3
16,600		Amgen, Inc.	1,065,886	1.2
1,100		Baxter International,
		Inc.	54,428	0.1
32,250		Bristol-Myers Squibb
		Co.	1,136,490	1.3
3,330		Cardinal Health, Inc.	135,231	0.1
4,400		Covidien PLC	198,044	0.2
12,900		Eli Lilly & Co.	536,124	0.6
1,000	@	HCA Holdings, Inc.	22,030	0.0
41,250		Johnson & Johnson	2,705,175	3.0
2,800		Medtronic, Inc.	107,100	0.1
58,400		Merck & Co., Inc.	2,201,680	2.4
149,407		Pfizer, Inc.	3,233,167	3.6
7,250	@	Thermo Fisher
		Scientific, Inc.	326,033	0.4
20,500		UnitedHealth Group,
		Inc.	1,038,940	1.1
6,670		WellPoint, Inc.	441,888	0.5
			13,608,464	15.0

		Industrials: 8.3%
1,600		3M Co.	130,768	0.1
1,550		Boeing Co.	113,693	0.1
5,650		FedEx Corp.	471,831	0.5
6,300		General Dynamics
		Corp.	418,383	0.5
200,605		General Electric Co.	3,592,836	4.0
600		Illinois Tool Works, Inc.	28,026	0.0
700		Lockheed Martin Corp.	56,630	0.1
6,675		Norfolk Southern Corp.	486,340	0.5
5,000		Northrop Grumman
		Corp.	292,400	0.3
6,750		Raytheon Co.	326,565	0.4
8,900		Tyco International Ltd.	415,719	0.5
7,790		Union Pacific Corp.	825,273	0.9
985		United Technologies
		Corp.	71,994	0.1
8,950		Waste Management,
		Inc.	292,754	0.3
			7,523,212	8.3

		Information Technology: 8.7%
23,400		Applied Materials, Inc.	250,614	0.3
104,000		Cisco Systems, Inc.	1,880,320	2.1
29,665		Corning, Inc.	385,052	0.4
8,200	@	Dell, Inc.	119,966	0.1
9,950	@	eBay, Inc.	301,783	0.3
37,600		Hewlett-Packard Co.	968,576	1.1
100,300		Intel Corp.	2,432,275	2.7
5,700		Motorola Solutions, Inc.	263,853	0.3
8,000		Texas Instruments, Inc.	232,880	0.3
6,700		Visa, Inc.	680,251	0.7
24,700	@	Yahoo!, Inc.	398,411	0.4
			7,913,981	8.7

		Materials: 1.7%
20,200		Alcoa, Inc.	174,730	0.2
22,260		Dow Chemical Co.	640,198	0.7
5,500		LyondellBasell
		Industries NV	178,695	0.2
9,200		Newmont Mining Corp.	552,092	0.6
			1,545,715	1.7

		Telecommunications: 6.2%
112,000		AT&T, Inc.	3,386,880	3.7
11,600		CenturyTel, Inc.	431,520	0.5
56,750	@	Sprint Nextel Corp.	132,795	0.2
41,395		Verizon
		Communications, Inc.	1,660,767	1.8
			5,611,962	6.2

		Utilities: 4.7%
9,190		American Electric
		Power Co., Inc.	379,639	0.4
10,850		Dominion Resources,
		Inc.	575,918	0.6
25,200		Duke Energy Corp.	554,400	0.6
12,515		Exelon Corp.	542,775	0.6
7,900		FirstEnergy Corp.	349,970	0.4
8,000		NextEra Energy, Inc.	487,040	0.5
7,540		Pacific Gas & Electric
		Co.	310,799	0.4
9,610		Public Service
		Enterprise Group, Inc.	317,226	0.4
16,100		Southern Co.	745,269	0.8
			4,263,036	4.7

	Total Common Stock
	(Cost $68,165,405)		86,235,538	95.1

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.1%
		Securities Lending Collateralcc(1): 0.2%
133,460		Merrill Lynch & Co.,
		Inc., Repurchase
		Agreement dated
		12/30/11, 0.05%, due
		01/03/12 (Repurchase
		Amount $133,461,
		collateralized by various
		U.S. Government
		Agency Obligations,
		0.000%-6.750%, Market
		Value plus accrued
		interest $136,129, due
		01/03/12-03/01/47)
		(Cost $133,460)	133,460	0.2

Shares			Value	Percentage of Net Assets
		Mutual Funds: 5.9%
5,359,100		BlackRock Liquidity
		Funds, TempFund,
		Institutional Class
		(Cost $5,359,100)	5,359,100	5.9

	Total Short-Term
	Investments
	(Cost $5,492,560)		5,492,560	6.1

	Total Investments in
	Securities
	(Cost $73,657,965)		$91,728,098	101.2
	Liabilities in Excess of
	Other Assets		(1,116,863)	(1.2)
	Net Assets		$90,611,235	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $77,515,475.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$20,640,577
Gross Unrealized Depreciation	(6,427,954)

Net Unrealized Appreciation	$14,212,623

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$86,235,538	$—	$—	$86,235,538
Short-Term Investments	5,359,100	133,460	—	5,492,560
Total Investments, at value	$91,594,638	$133,460	$—	$91,728,098
Other Financial Instruments+
Futures	46,245	—	—	46,245
Total Assets	$91,640,883	$133,460	$—	$91,774,343

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

ING Russell™ Large Cap Value Index Portfolio Open Futures Contracts on December 31, 2011:

				Unrealized
	Number	Expiration	Notional	Appreciation/
Contract Description	of Contracts	Date	Value	(Depreciation)
Long Contracts
S&P 500 E-Mini	66	03/16/12	$4,133,580	$46,245
			$4,133,580	$46,245

See Accompanying Notes to Financial Statements

ING Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Consumer Discretionary: 19.9%
8,500		Aaron’s, Inc.	226,780	0.1
11,040		Abercrombie & Fitch Co.	539,194	0.2
10,800		Advance Auto Parts, Inc.	752,004	0.3
7,875	@	AMC Networks, Inc.	295,942	0.1
16,300	@	Apollo Group, Inc. - Class
		A	878,081	0.3
2,880	@	Autonation, Inc.	106,186	0.0
3,740	@	Autozone, Inc.	1,215,388	0.4
5,900	@	Bally Technologies, Inc.	233,404	0.1
35,780	@	Bed Bath & Beyond, Inc.	2,074,167	0.8
3,260	@	Big Lots, Inc.	123,098	0.0
15,840	@	BorgWarner, Inc.	1,009,642	0.4
11,400		Brinker International, Inc.	305,064	0.1
31,000		Cablevision Systems
		Corp.	440,820	0.2
5,500	@	Carmax, Inc.	167,640	0.1
8,400	@	Charter Communications,
		Inc.	478,296	0.2
17,040		Chico’s FAS, Inc.	189,826	0.1
4,420	@	Chipotle Mexican Grill,
		Inc.	1,492,811	0.5
340		Choice Hotels
		International, Inc.	12,937	0.0
19,540		Darden Restaurants, Inc.	890,633	0.3
5,700	@	Deckers Outdoor Corp.	430,749	0.2
8,140		DeVry, Inc.	313,064	0.1
13,760		Dick’s Sporting Goods,
		Inc.	507,469	0.2
38,900	@	Discovery
		Communications, Inc. -
		Class A	1,593,733	0.6
21,900		Dish Network Corp.	623,712	0.2
14,500	@	Dollar General Corp.	596,530	0.2
17,530	@	Dollar Tree, Inc.	1,456,918	0.5
2,900		DSW, Inc.	128,209	0.0
2,000	@,L	Dunkin’ Brands Group,
		Inc.	49,960	0.0
8,290		Expedia, Inc.	240,576	0.1
17,560		Family Dollar Stores, Inc.	1,012,510	0.4
7,500	@	Fossil, Inc.	595,200	0.2
1,080	L	Garmin Ltd.	42,995	0.0
20,820		Gentex Corp.	616,064	0.2
6,300		Genuine Parts Co.	385,560	0.1
35,600	@	Goodyear Tire & Rubber
		Co.	504,452	0.2
3,400	@,L	Groupon, Inc.	70,142	0.0
9,480		Guess ?, Inc.	282,693	0.1
26,160		H&R Block, Inc.	427,193	0.2
14,140	@	Hanesbrands, Inc.	309,100	0.1
33,800		Harley-Davidson, Inc.	1,313,806	0.5
6,780		Harman International
		Industries, Inc.	257,911	0.1
17,720		Hasbro, Inc.	565,091	0.2
300	@	Hyatt Hotels Corp.	11,292	0.0
22,520		International Game
		Technology	387,344	0.1
26,700		Interpublic Group of Cos.,
		Inc.	259,791	0.1
4,090	@,L	ITT Educational Services,
		Inc.	232,680	0.1
9,600	X	J. Crew Escrow	–	–
6,780		John Wiley & Sons, Inc.	301,032	0.1
2,500	@,L	Lamar Advertising Co.	68,750	0.0
15,680		Leggett & Platt, Inc.	361,267	0.1
40,000	@,L	Liberty Global, Inc.	1,641,200	0.6
21,260	@	LKQ Corp.	639,501	0.2
36,420		Limited Brands, Inc.	1,469,547	0.5
7,700		Macy’s, Inc.	247,786	0.1
38,820		Marriott International, Inc.	1,132,379	0.4
3,872	@	Marriott Vacations
		Worldwide Corp.	66,443	0.0
36,960		Mattel, Inc.	1,026,010	0.4
35,920		McGraw-Hill Cos., Inc.	1,615,322	0.6
11,280	@	MGM Resorts
		International	117,650	0.0
3,560		Morningstar, Inc.	211,642	0.1
7,520	@,L	NetFlix, Inc.	521,061	0.2
23,420		Nordstrom, Inc.	1,164,208	0.4
40,300		Omnicom Group	1,796,574	0.7
19,040	@	O’Reilly Automotive, Inc.	1,522,248	0.6
4,180	@	Panera Bread Co.	591,261	0.2
16,500		Petsmart, Inc.	846,285	0.3
9,500		Polaris Industries, Inc.	531,810	0.2
1,340		PVH Corp.	94,457	0.0
8,960		Ralph Lauren Corp.	1,237,197	0.5
3,960		Regal Entertainment
		Group	47,282	0.0
33,620		Ross Stores, Inc.	1,597,959	0.6
11,020		Royal Caribbean Cruises
		Ltd.	272,965	0.1
12,800	@	Sally Beauty Holdings,
		Inc.	270,464	0.1
13,640		Scripps Networks
		Interactive - Class A	578,609	0.2
565,000	@	Sirius XM Radio, Inc.	1,028,300	0.4
28,020		Starwood Hotels &
		Resorts Worldwide, Inc.	1,344,119	0.5
10,000	@	Tempur-Pedic
		International, Inc.	525,300	0.2
7,900	@,L	Tesla Motors, Inc.	225,624	0.1
18,340		Tiffany & Co.	1,215,208	0.4
10,600		Tractor Supply Co.	743,590	0.3
8,290	@	TripAdvisor, Inc.	208,991	0.1
9,100		Tupperware Corp.	509,327	0.2
6,700	@	Ulta Salon Cosmetics &
		Fragrance, Inc.	434,964	0.2
5,300	@,L	Under Armour, Inc.	380,487	0.1
17,560	@,L	Urban Outfitters, Inc.	483,954	0.2
45,500		Virgin Media, Inc.	972,790	0.4
400	@	Visteon Corp.	19,976	0.0
4,220		Weight Watchers
		International, Inc.	232,142	0.1
7,960		Williams-Sonoma, Inc.	306,460	0.1
11,400		Wynn Resorts Ltd.	1,259,586	0.5
			54,508,384	19.9

		Consumer Staples: 5.9%
61,520		Avon Products, Inc.	1,074,754	0.4
12,500		Brown-Forman Corp.	1,006,375	0.4
5,500		Bunge Ltd.	314,600	0.1
19,640		Campbell Soup Co.	652,834	0.2
12,060		Church & Dwight Co., Inc.	551,866	0.2
1,160		Clorox Co.	77,210	0.0
35,680		Coca-Cola Enterprises,
		Inc.	919,830	0.3
7,500		ConAgra Foods, Inc.	198,000	0.1
9,000		Corn Products
		International, Inc.	473,310	0.2
31,700		Dr Pepper Snapple
		Group, Inc.	1,251,516	0.5
16,310	L	Flowers Foods, Inc.	309,564	0.1
17,880	@,L	Green Mountain Coffee
		Roasters, Inc.	801,918	0.3
10,260	@	Hansen Natural Corp.	945,356	0.4
17,060		Herbalife Ltd.	881,490	0.3
16,120		Hershey Co.	995,894	0.4
26,840		HJ Heinz Co.	1,450,434	0.5
10,700		Hormel Foods Corp.	313,403	0.1
13,240		McCormick & Co., Inc.	667,561	0.2
5,480		Mead Johnson Nutrition
		Co.	376,640	0.1
69,560		Sara Lee Corp.	1,316,075	0.5
22,100		Whole Foods Market, Inc.	1,537,718	0.6
			16,116,348	5.9

		Energy: 9.6%
18,570	@	Alpha Natural Resources,
		Inc.	379,385	0.1
2,700		Arch Coal, Inc.	39,177	0.0
–	@	Atlas Energy L.P.	–	–
2,300	@	Atwood Oceanics, Inc.	91,517	0.0
15,000		Cabot Oil & Gas Corp.	1,138,500	0.4
25,960	@	Cameron International
		Corp.	1,276,972	0.5
2,800		CARBO Ceramics, Inc.	345,324	0.1
3,300		Cimarex Energy Co.	204,270	0.1
16,000	@	Cobalt International
		Energy, Inc.	248,320	0.1
14,800	@	Concho Resources, Inc.	1,387,500	0.5
32,500		Consol Energy, Inc.	1,192,750	0.4
6,140	@,L	Continental Resources,
		Inc.	409,599	0.2
6,500		Core Laboratories NV	740,675	0.3
48,000	@	Denbury Resources, Inc.	724,800	0.3
4,760	L	Diamond Offshore Drilling	263,038	0.1
11,560	@	Dresser-Rand Group, Inc.	576,960	0.2
105,060		El Paso Corp.	2,791,444	1.0
7,620		EQT Corp.	417,500	0.2
19,980	L	EXCO Resources, Inc.	208,791	0.1
34,380	@	FMC Technologies, Inc.	1,795,667	0.7
13,000	@	Forest Oil Corp.	176,150	0.1
12,700		Helmerich & Payne, Inc.	741,172	0.3
27,260		HollyFrontier Corp.	637,884	0.2
4,000	@	Kosmos Energy LLC	49,040	0.0
–	@	Lone Pine Resources,
		Inc.	–	–
29,880	@	McDermott International,
		Inc.	343,919	0.1
4,300		Murphy Oil Corp.	239,682	0.1
11,300	@	Newfield Exploration Co.	426,349	0.2
5,200		Noble Energy, Inc.	490,828	0.2
15,800		Oceaneering
		International, Inc.	728,854	0.3
6,300	@	Oil States International,
		Inc.	481,131	0.2
2,500		Patterson-UTI Energy,
		Inc.	49,950	0.0
39,300		Peabody Energy Corp.	1,301,223	0.5
13,600		Pioneer Natural
		Resources Co.	1,216,928	0.4
19,900		QEP Resources, Inc.	583,070	0.2
1,220	@,L	Quicksilver Resources,
		Inc.	8,186	0.0
23,040		Range Resources Corp.	1,427,098	0.5
3,040	@	Rowan Cos., Inc.	92,203	0.0
6,300	L	RPC, Inc.	114,975	0.0
59,900	@	SandRidge Energy, Inc.	488,784	0.2
7,500		SM Energy Co.	548,250	0.2
11,600	@,L	Superior Energy Services	329,904	0.1
500		Tidewater, Inc.	24,650	0.0
21,800	@	Ultra Petroleum Corp.	645,934	0.2
16,700	@	Whiting Petroleum Corp.	779,723	0.3
			26,158,076	9.6

		Financials: 6.8%
5,480	@	Affiliated Managers
		Group, Inc.	525,806	0.2
–	@	AON Corp.	–	–
11,800		Apartment Investment &
		Management Co.	270,338	0.1
17,400		Boston Properties, Inc.	1,733,040	0.6
7,300		Camden Property Trust	454,352	0.2
7,700		CBOE Holdings, Inc.	199,122	0.1
41,820	@	CBRE Group, Inc.	636,500	0.2
3,200		Corporate Office
		Properties Trust SBI MD	68,032	0.0
14,120		Digital Realty Trust, Inc.	941,380	0.3
7,900		Discover Financial
		Services	189,600	0.1
17,260		Eaton Vance Corp.	408,026	0.2
3,100		Equity Residential	176,793	0.1
3,980		Erie Indemnity Co.	311,077	0.1
2,600		Essex Property Trust, Inc.	365,326	0.1
6,840		Federal Realty
		Investment Trust	620,730	0.2
10,760	L	Federated Investors, Inc.	163,014	0.1
3,200	@,L	Green Dot Corp.	99,904	0.0
4,300	L	Greenhill & Co., Inc.	156,391	0.1
–	@	Howard Hughes Corp.	–	–
6,960		Hudson City Bancorp.,
		Inc.	43,500	0.0
10,620	@	IntercontinentalExchange,
		Inc.	1,280,241	0.5
4,900		Jones Lang LaSalle, Inc.	300,174	0.1
16,100		Lazard Ltd.	420,371	0.2
4,200	@	LPL Investment Holdings,
		Inc.	128,268	0.0
6,800		Macerich Co.	344,080	0.1
28,580		Moody’s Corp.	962,574	0.4
17,520	@	MSCI, Inc. - Class A	576,934	0.2
2,260	@	Nasdaq Stock Market,
		Inc.	55,393	0.0
11,780		NYSE Euronext	307,458	0.1
10,300		People’s United Financial,
		Inc.	132,355	0.1
14,280		Plum Creek Timber Co.,
		Inc.	522,077	0.2
–	@	ProLogis, Inc.	–	–
17,300		Rayonier, Inc.	772,099	0.3
21,200		SEI Investments Co.	367,820	0.1
37,700		T. Rowe Price Group, Inc.	2,147,015	0.8
31,940		TD Ameritrade Holding
		Corp.	499,861	0.2
2,300		UDR, Inc.	57,730	0.0
1,600		Validus Holdings Ltd.	50,400	0.0
22,000		Ventas, Inc.	1,212,860	0.4
2,900		Vornado Realty Trust	222,894	0.1
12,540		Waddell & Reed
		Financial, Inc.	310,616	0.1
22,800		Weyerhaeuser Co.	425,676	0.2
			18,459,827	6.8

		Health Care: 13.1%
49,860	@	Agilent Technologies, Inc.	1,741,610	0.6
26,280	@	Alexion Pharmaceuticals,
		Inc.	1,879,020	0.7
22,340	@	Allscripts Healthcare
		Solutions, Inc.	423,120	0.2
4,300	@	AMERIGROUP Corp.	254,044	0.1
38,160		AmerisourceBergen Corp.	1,419,170	0.5
19,120	@	Amylin Pharmaceuticals,
		Inc.	217,586	0.1
16,120	@	BioMarin
		Pharmaceuticals, Inc.	554,206	0.2
12,300	@	Brookdale Senior Living,
		Inc.	213,897	0.1
12,300	@	Bruker BioSciences Corp.	152,766	0.1
10,200	@	CareFusion Corp.	259,182	0.1
6,200	@	Catalyst Health Solutions,
		Inc.	322,400	0.1
20,420	@	Cerner Corp.	1,250,725	0.5
7,520	@	Charles River
		Laboratories
		International, Inc.	205,522	0.1
1,900		Cooper Cos., Inc.	133,988	0.0
8,840	@	Covance, Inc.	404,165	0.1
12,260		CR Bard, Inc.	1,048,230	0.4
13,620	@	DaVita, Inc.	1,032,532	0.4
21,220	@,L	Dendreon Corp.	161,272	0.1
8,380		Densply International, Inc.	293,216	0.1
16,340	@	Edwards Lifesciences
		Corp.	1,155,238	0.4
17,000	@	Endo Pharmaceuticals
		Holdings, Inc.	587,010	0.2
6,940	@	Gen-Probe, Inc.	410,293	0.1
36,920	@	Health Management
		Associates, Inc.	272,100	0.1
7,100	@	Henry Schein, Inc.	457,453	0.2
8,320		Hill-Rom Holdings, Inc.	280,301	0.1
20,180	@	Hospira, Inc.	612,867	0.2
27,700	@	Human Genome
		Sciences, Inc.	204,703	0.1
8,340	@,L	Idexx Laboratories, Inc.	641,846	0.2
17,680	@	Illumina, Inc.	538,886	0.2
5,680	@	Intuitive Surgical, Inc.	2,629,897	1.0
14,340	@	Laboratory Corp. of
		America Holdings	1,232,810	0.5
2,220	@	Life Technologies Corp.	86,380	0.0
13,860		Lincare Holdings, Inc.	356,341	0.1
6,940	@	Mednax, Inc.	499,749	0.2
4,720	@	Mettler Toledo
		International, Inc.	697,191	0.3
56,900	@	Mylan Laboratories	1,221,074	0.4
12,500	@	Myriad Genetics, Inc.	261,750	0.1
6,000		Patterson Cos., Inc.	177,120	0.1
11,820		Perrigo Co.	1,150,086	0.4
10,900	@	Pharmasset, Inc.	1,397,380	0.5
20,680		Quest Diagnostics	1,200,681	0.4
10,700	@	Regeneron
		Pharmaceuticals, Inc.	593,101	0.2
22,260	@	Resmed, Inc.	565,404	0.2
8,100	@	Sirona Dental Systems,
		Inc.	356,724	0.1
9,000	@	SXC Health Solutions
		Corp.	508,320	0.2
5,420		Techne Corp.	369,969	0.1
3,660	@	Tenet Healthcare Corp.	18,776	0.0
8,300	@	Thoratec Corp.	278,548	0.1
7,560	@	United Therapeutics
		Corp.	357,210	0.1
13,200		Universal Health
		Services, Inc.	512,952	0.2
16,740	@	Varian Medical Systems,
		Inc.	1,123,756	0.4
26,040	@	Vertex Pharmaceuticals,
		Inc.	864,788	0.3
22,600	@	Warner Chilcott PLC	341,938	0.1
13,140	@	Waters Corp.	973,017	0.4
17,000	@	Watson Pharmaceuticals,
		Inc.	1,025,780	0.4
			35,928,090	13.1

		Industrials: 14.8%
7,710	@	Aecom Technology Corp.	158,595	0.1
380		Alliant Techsystems, Inc.	21,721	0.0
23,100		Ametek, Inc.	972,510	0.4
22,960	@	AMR Corp.	8,036	0.0
280	@	Armstrong World
		Industries, Inc.	12,284	0.0
960		Avery Dennison Corp.	27,533	0.0
17,140	@	Babcock & Wilcox Co.	413,759	0.2
13,400	@	BE Aerospace, Inc.	518,714	0.2
720		Carlisle Cos., Inc.	31,896	0.0
24,140		CH Robinson Worldwide,
		Inc.	1,684,489	0.6
8,400		Chicago Bridge & Iron
		Co. NV	317,520	0.1
740		Con-way, Inc.	21,578	0.0
15,500		Cooper Industries PLC	839,325	0.3
3,640		Copa Holdings S.A.	213,559	0.1
8,180	@	Copart, Inc.	391,740	0.1
1,100		Covanta Holding Corp.	15,059	0.0
74,180	@	Delta Airlines, Inc.	600,116	0.2
11,160		Donaldson Co., Inc.	759,773	0.3
20,860		Dover Corp.	1,210,923	0.4
7,180		The Dun & Bradstreet
		Corp.	537,279	0.2
18,500		Eaton Corp.	805,305	0.3
1,000		Equifax, Inc.	38,740	0.0
30,420		Expeditors International
		Washington, Inc.	1,246,003	0.5
42,280	L	Fastenal Co.	1,843,831	0.7
7,400		Flowserve Corp.	734,968	0.3
24,940		Fluor Corp.	1,253,235	0.5
7,600		Gardner Denver, Inc.	585,656	0.2
3,900	@	General Cable Corp.	97,539	0.0
7,420		Goodrich Corp.	917,854	0.3
8,800		Graco, Inc.	359,832	0.1
1,000	@	GrafTech International
		Ltd.	13,650	0.0
1,060		Harsco Corp.	21,815	0.0
35,700	@	Hertz Global Holdings,
		Inc.	418,404	0.2
10,900		IDEX Corp.	404,499	0.1
7,200	@	IHS, Inc.	620,352	0.2
36,700		Ingersoll-Rand PLC	1,118,249	0.4
24,900		Iron Mountain, Inc.	766,920	0.3
13,360		JB Hunt Transport
		Services, Inc.	602,135	0.2
15,040		Joy Global, Inc.	1,127,549	0.4
11,960	@	Kansas City Southern	813,400	0.3
900	@	KAR Holdings, Inc.	12,150	0.0
1,500		KBR, Inc.	41,805	0.0
1,400		Kennametal, Inc.	51,128	0.0
5,540	@	Kirby Corp.	364,754	0.1
6,980		Landstar System, Inc.	334,482	0.1
7,760		Lennox International, Inc.	261,900	0.1
7,500		Lincoln Electric Holdings,
		Inc.	293,400	0.1
19,300		Manitowoc Co., Inc.	177,367	0.1
52,160		Masco Corp.	546,637	0.2
6,480		MSC Industrial Direct Co.	463,644	0.2
5,720	@	Navistar International
		Corp.	216,674	0.1
10,100	@	Nielsen Holdings NV	299,869	0.1
8,800		Nordson Corp.	362,384	0.1
16,500		Pall Corp.	942,975	0.3
9,500		Parker Hannifin Corp.	724,375	0.3
5,700	@,L	Polypore International,
		Inc.	250,743	0.1
21,420		Robert Half International,
		Inc.	609,613	0.2
20,660		Rockwell Automation, Inc.	1,515,824	0.6
22,000		Rockwell Collins, Inc.	1,218,140	0.4
13,640		Roper Industries, Inc.	1,184,907	0.4
1,600		Snap-On, Inc.	80,992	0.0
20,320		Southwest Airlines Co.	173,939	0.1
3,500	@	Spirit Aerosystems
		Holdings, Inc.	72,730	0.0
2,100		SPX Corp.	126,567	0.0
12,220	@	Stericycle, Inc.	952,182	0.4
2,300		Textron, Inc.	42,527	0.0
1,920	@	Thomas & Betts Corp.	104,832	0.0
10,800		Timken Co.	418,068	0.2
4,500		Toro Co.	272,970	0.1
1,800		Towers Watson & Co.	107,874	0.0
7,260	@	TransDigm Group, Inc.	694,637	0.3
41,193	@	United Continental
		Holdings, Inc.	777,312	0.3
13,480		UTI Worldwide, Inc.	179,149	0.1
3,260		Valmont Industries, Inc.	295,975	0.1
14,600	@	Verisk Analytics, Inc.	585,898	0.2
9,860	@	WABCO Holdings, Inc.	427,924	0.2
7,000		Wabtec Corp.	489,650	0.2
14,510		Waste Connections, Inc.	480,861	0.2
2,900	@	Wesco International, Inc.	153,729	0.1
8,180		WW Grainger, Inc.	1,531,214	0.6
			40,388,146	14.8

		Information Technology: 17.7%
7,800	@	Acme Packet, Inc.	241,098	0.1
89,620	@	Advanced Micro Devices,
		Inc.	483,948	0.2
24,840	@	Akamai Technologies,
		Inc.	801,835	0.3
7,380	@	Alliance Data Systems
		Corp.	766,339	0.3
46,860		Altera Corp.	1,738,506	0.6
24,240		Amphenol Corp.	1,100,254	0.4
42,900		Analog Devices, Inc.	1,534,962	0.6
13,360	@	Ansys, Inc.	765,261	0.3
14,100	@	Ariba, Inc.	395,928	0.1
2,380	@	Arrow Electronics, Inc.	89,036	0.0
62,400	@	Atmel Corp.	505,440	0.2
33,020	@	Autodesk, Inc.	1,001,496	0.4
27,400		Avago Technologies Ltd.	790,764	0.3
25,340	@	BMC Software, Inc.	830,645	0.3
1,600	@	Booz Allen Hamilton
		Holding Corp.	27,600	0.0
16,980		Broadridge Financial
		Solutions ADR	382,899	0.1
39,220	@	Cadence Design
		Systems, Inc.	407,888	0.1
13,820	@,L	Ciena Corp.	167,222	0.1
26,880	@	Citrix Systems, Inc.	1,632,154	0.6
23,300	@	Compuware Corp.	193,856	0.1
940	@	Cree, Inc.	20,718	0.0
24,520		Cypress Semiconductor
		Corp.	414,143	0.2
7,720	@,L	Dolby Laboratories, Inc.	235,537	0.1
720		DST Systems, Inc.	32,774	0.0
47,640	@	Electronic Arts, Inc.	981,384	0.4
6,780	@	Equinix, Inc.	687,492	0.3
11,480	@	F5 Networks, Inc.	1,218,258	0.4
6,740		Factset Research
		Systems, Inc.	588,267	0.2
8,600	@,L	First Solar, Inc.	290,336	0.1
16,360	@	Fiserv, Inc.	960,986	0.4
2,200	@	FleetCor Technologies,
		Inc.	65,714	0.0
23,280		Flir Systems, Inc.	583,630	0.2
17,500	@	Fortinet, Inc.	381,675	0.1
3,900	@,L	Freescale Semiconductor
		Holdings Ltd.	49,335	0.0
14,200	@	Gartner, Inc.	493,734	0.2
14,220	@	Genpact Ltd.	212,589	0.1
11,680		Global Payments, Inc.	553,398	0.2
4,620		Harris Corp.	166,505	0.1
15,500	@	Informatica Corp.	572,415	0.2
9,140		Intersil Corp.	95,422	0.0
44,020		Intuit, Inc.	2,315,012	0.8
4,000	@	IPG Photonics Corp.	135,480	0.0
23,220		Jabil Circuit, Inc.	456,505	0.2
33,040	@	JDS Uniphase Corp.	344,938	0.1
18,900		KLA-Tencor Corp.	911,925	0.3
18,180	@	Lam Research Corp.	673,024	0.2
12,580		Lender Processing
		Services, Inc.	189,581	0.1
32,640		Linear Technology Corp.	980,179	0.4
1,300	@,L	LinkedIn Corp.	81,913	0.0
25,200	@	LSI Logic Corp.	149,940	0.1
42,380		Maxim Integrated
		Products	1,103,575	0.4
19,980	@	MEMC Electronic
		Materials, Inc.	78,721	0.0
27,300	L	Microchip Technology,
		Inc.	999,999	0.4
11,780	@	Micros Systems, Inc.	548,712	0.2
13,290		National Instruments
		Corp.	344,875	0.1
18,180	@	NCR Corp.	299,243	0.1
10,760	@	NeuStar, Inc.	367,669	0.1
34,700	@	Nuance Communications,
		Inc.	873,052	0.3
85,920	@	Nvidia Corp.	1,190,851	0.4
64,920	@	ON Semiconductor Corp.	501,182	0.2
42,600		Paychex, Inc.	1,282,686	0.5
2,000	@	PMC - Sierra, Inc.	11,020	0.0
25,700	@	Polycom, Inc.	418,910	0.2
12,420	@	QLogic Corp.	186,300	0.1
15,100	@	Rackspace Hosting, Inc.	649,451	0.2
27,645	@	Red Hat, Inc.	1,141,462	0.4
22,400	@	Riverbed Technolgoy,
		Inc.	526,400	0.2
16,080	@	Rovi Corp.	395,246	0.1
13,560	@	SAIC, Inc.	166,652	0.1
5,878	@,L	Silicon Laboratories, Inc.	255,223	0.1
27,600	@	Skyworks Solutions, Inc.	447,672	0.2
10,300		Solera Holdings, Inc.	458,762	0.2
1,500	@	Synopsys, Inc.	40,800	0.0
24,140	@	Teradata Corp.	1,171,031	0.4
24,200	@	TIBCO Software, Inc.	578,622	0.2
17,880	@	Trimble Navigation Ltd.	775,992	0.3
13,800	@	Verifone Holdings, Inc.	490,176	0.2
24,080		VeriSign, Inc.	860,138	0.3
5,900	@,L	VistaPrint NV	180,540	0.1
8,572	@	WebMD Health Corp.	321,879	0.1
90,500		Western Union Co.	1,652,530	0.6
38,100		Xilinx, Inc.	1,221,486	0.4
7,920	@	Zebra Technologies Corp.	283,378	0.1
			48,524,175	17.7

		Materials: 8.4%
11,200		Airgas, Inc.	874,496	0.3
3,200	L	AK Steel Holding Corp.	26,432	0.0
13,180		Albemarle Corp.	678,902	0.3
15,300		Allegheny Technologies,
		Inc.	731,340	0.3
13,000	@	Allied Nevada Gold Corp.	393,640	0.2
24,040		Ball Corp.	858,468	0.3
6,500		Carpenter Technology
		Corp.	334,620	0.1
22,380		Celanese Corp.	990,763	0.4
8,231		CF Industries Holdings,
		Inc.	1,193,330	0.4
20,860		Cliffs Natural Resources,
		Inc.	1,300,621	0.5
4,780		Compass Minerals
		International, Inc.	329,103	0.1
22,300	@	Crown Holdings, Inc.	748,834	0.3
20,300		Eastman Chemical Co.	792,918	0.3
44,126		Ecolab, Inc.	2,550,924	0.9
10,360		FMC Corp.	891,375	0.3
5,500		Huntsman Corp.	55,000	0.0
11,640		International Flavors &
		Fragrances, Inc.	610,169	0.2
13,500		International Paper Co.	399,600	0.2
7,600	@	Intrepid Potash, Inc.	171,988	0.1
3,100		Kronos Worldwide, Inc.	55,924	0.0
3,100	L	Martin Marietta Materials,
		Inc.	233,771	0.1
8,200	@,L	Molycorp, Inc.	196,636	0.1
13,400		Packaging Corp. of
		America	338,216	0.1
22,700		PPG Industries, Inc.	1,895,223	0.7
1,600		Reliance Steel &
		Aluminum Co.	77,904	0.0
10,100		Rock-Tenn Co.	582,770	0.2
9,500	@	Rockwood Holdings, Inc.	374,015	0.1
7,880		Royal Gold, Inc.	531,348	0.2
920		Schnitzer Steel
		Industries, Inc.	38,898	0.0
5,780	L	Scotts Miracle-Gro Co.	269,868	0.1
12,920		Sherwin-Williams Co.	1,153,368	0.4
17,420		Sigma-Aldrich Corp.	1,088,053	0.4
7,200		Silgan Holdings, Inc.	278,208	0.1
17,800		Solutia, Inc.	307,584	0.1
23,300		Steel Dynamics, Inc.	306,395	0.1
4,100		Temple-Inland, Inc.	130,011	0.1
6,700		Titanium Metals Corp.	100,366	0.0
1,800		Valspar Corp.	70,146	0.0
8,800		Walter Industries, Inc.	532,928	0.2
600		Westlake Chemical Corp.	24,144	0.0
9,700	@	WR Grace & Co.	445,424	0.2
			22,963,723	8.4

		Telecommunication Services: 0.0%
22,700	@,L	Clearwire Corp.	44,038	0.0

		Telecommunications: 1.6%
42,060	@	Crown Castle
		International Corp.	1,884,288	0.7
1,500	@	Level 3 Communications,
		Inc.	25,485	0.0
40,520	@	MetroPCS
		Communications, Inc.	351,713	0.1
21,180	@	NII Holdings, Inc.	451,134	0.2
16,460	@	SBA Communications
		Corp.	707,122	0.3
18,840	@	TW Telecom, Inc.	365,119	0.1
43,500		Windstream Corp.	510,690	0.2
			4,295,551	1.6

		Utilities: 0.3%
2,100		Aqua America, Inc.	46,305	0.0
7,380		ITC Holdings Corp.	559,995	0.2
1,800		National Fuel Gas Co.	100,044	0.0
1,200		Oneok, Inc.	104,028	0.1
			810,372	0.3

	Total Common Stock
	(Cost $207,245,288)		268,196,730	98.1

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.5%
		Securities Lending Collateralcc(1): 3.5%
2,298,196		BNP Paribas Bank,
		Repurchase Agreement
		dated 12/30/11, 0.06%,
		due 01/03/12
		(Repurchase Amount
		$2,298,211, collateralized
		by various U.S.
		Government Agency
		Obligations, 5.000%-
		6.000%, Market Value
		plus accrued interest
		$2,344,160, due
		05/15/24-04/15/41)	2,298,196	0.8
2,298,196		Cantor Fitzgerald,
		Repurchase Agreement
		dated 12/30/11, 0.12%,
		due 01/03/12
		(Repurchase Amount
		$2,298,226, collateralized
		by various U.S.
		Government Agency
		Obligations, 1.437%-
		6.014%, Market Value
		plus accrued interest
		$2,344,160, due
		06/01/17-09/01/44)	2,298,196	0.9
2,298,196		Citigroup, Inc.,
		Repurchase Agreement
		dated 12/30/11, 0.08%,
		due 01/03/12
		(Repurchase Amount
		$2,298,216, collateralized
		by various U.S.
		Government and U.S.
		Government Agency
		Obligations, 0.000%-
		5.500%, Market Value
		plus accrued interest
		$2,344,160, due
		01/19/12-12/20/41)	2,298,196	0.8
483,833		Deutsche Bank AG,
		Repurchase Agreement
		dated 12/30/11, 0.08%,
		due 01/03/12
		(Repurchase Amount
		$483,837, collateralized
		by various U.S.
		Government and U.S.
		Government Agency
		Obligations, 0.000%-
		6.500%, Market Value
		plus accrued interest
		$493,510, due 06/28/12-
		11/01/41)	483,833	0.2
2,298,196		Merrill Lynch & Co., Inc.,
		Repurchase Agreement
		dated 12/30/11, 0.02%,
		due 01/03/12
		(Repurchase Amount
		$2,298,201, collateralized
		by various U.S.
		Government Securities,
		1.875%-4.000%, Market
		Value plus accrued
		interest $2,344,163, due
		02/15/15-06/30/15)	2,298,196	0.8
			9,676,617	3.5

	Total Short-Term
	Investments
	(Cost $9,676,617)		9,676,617	3.5

	Total Investments in
	Securities
	(Cost $216,921,905)		$277,873,347	101.6
	Liabilities in Excess of
	Other Assets		(4,374,091)	(1.6)
	Net Assets		$273,499,256	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $217,705,728.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$74,394,360
Gross Unrealized Depreciation	(14,226,741)

Net Unrealized Appreciation	$60,167,619

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$54,508,384	$—	$—	$54,508,384
Consumer Staples	16,116,348	—	—	16,116,348
Energy	26,158,076	—	—	26,158,076
Financials	18,459,827	—	—	18,459,827
Health Care	35,928,090	—	—	35,928,090
Industrials	40,388,146	—	—	40,388,146
Information Technology	48,524,175	—	—	48,524,175
Materials	22,963,723	—	—	22,963,723
Telecommunication Services	44,038	—	—	44,038
Telecommunications	4,295,551	—	—	4,295,551
Utilities	810,372	—	—	810,372
Total Common Stock	268,196,730	—	—	268,196,730
Short-Term Investments	—	9,676,617	—	9,676,617
Total Investments, at value	$268,196,730	$9,676,617	$—	$277,873,347
Liabilities Table
Other Financial Instruments+
Futures	$(9,954)	$—	$—	$(9,954)
Total Liabilities	$(9,954)	$—	$—	$(9,954)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

ING Russell™ Mid Cap Growth Index Portfolio Open Futures Contracts on December 31, 2011:

				Unrealized
	Number	Expiration	Notional	Appreciation/
Contract Description	of Contracts	Date	Value	(Depreciation)
Long Contracts
S&P Mid 400 E-Mini	65	03/16/12	$5,702,450	$(9,954)
			$5,702,450	$(9,954)

See Accompanying Notes to Financial Statements

ING Russell™ Mid Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.9%
		Consumer Discretionary: 15.2%
30,521		Aaron’s, Inc.	817,742	0.1
33,650		Abercrombie & Fitch Co.	1,643,466	0.1
29,800		Advance Auto Parts, Inc.	2,074,974	0.1
20,800	@	AMC Networks, Inc.	781,664	0.1
74,450		American Eagle Outfitters	1,138,341	0.1
46,150	@	Apollo Group, Inc. - Class
		A	2,486,101	0.2
34,200		Autoliv, Inc.	1,829,358	0.1
15,650	@	Autonation, Inc.	577,016	0.0
10,250	@	Autozone, Inc.	3,330,943	0.2
16,500	@	Bally Technologies, Inc.	652,740	0.0
95,250	@	Bed Bath & Beyond, Inc.	5,521,643	0.4
121,000		Best Buy Co., Inc.	2,827,770	0.2
28,700	@	Big Lots, Inc.	1,083,712	0.1
41,850	@	BorgWarner, Inc.	2,667,519	0.2
32,450		Brinker International, Inc.	868,362	0.1
83,000		Cablevision Systems
		Corp.	1,180,260	0.1
23,700	@	Career Education Corp.	188,889	0.0
86,300	@	Carmax, Inc.	2,630,424	0.2
22,100	@	Charter Communications,
		Inc.	1,258,374	0.1
67,400		Chico’s FAS, Inc.	750,836	0.1
11,900	@	Chipotle Mexican Grill,
		Inc.	4,019,106	0.3
11,000		Choice Hotels
		International, Inc.	418,550	0.0
15,550	@	Clear Channel Outdoor
		Holdings, Inc.	195,153	0.0
52,150		Darden Restaurants, Inc.	2,376,997	0.2
14,800	@	Deckers Outdoor Corp.	1,118,436	0.1
26,300		DeVry, Inc.	1,011,498	0.1
36,050		Dick’s Sporting Goods,
		Inc.	1,329,524	0.1
13,000		Dillard’s, Inc.	583,440	0.0
106,500	@	Discovery
		Communications, Inc. -
		Class A	4,363,305	0.3
76,500		Dish Network Corp.	2,178,720	0.1
37,800	@	Dollar General Corp.	1,555,092	0.1
46,850	@	Dollar Tree, Inc.	3,893,703	0.3
107,000		D.R. Horton, Inc.	1,349,270	0.1
27,300	@,L	DreamWorks Animation
		SKG, Inc.	453,043	0.0
8,200		DSW, Inc.	362,522	0.0
4,900	@	Dunkin’ Brands Group,
		Inc.	122,402	0.0
14,700	@,L	Education Management
		Corp.	411,453	0.0
37,125		Expedia, Inc.	1,077,367	0.1
46,850		Family Dollar Stores, Inc.	2,701,371	0.2
7,550	@	Federal Mogul Corp.	111,362	0.0
59,200		Foot Locker, Inc.	1,411,328	0.1
20,100	@	Fossil, Inc.	1,595,136	0.1
54,050	@,L	GameStop Corp.	1,304,226	0.1
91,950		Gannett Co., Inc.	1,229,371	0.1
146,700		Gap, Inc.	2,721,285	0.2
41,050	L	Garmin Ltd.	1,634,201	0.1
54,600		Gentex Corp.	1,615,614	0.1
60,250		Genuine Parts Co.	3,687,300	0.2
93,350	@	Goodyear Tire & Rubber
		Co.	1,322,769	0.1
6,300	@,L	Groupon, Inc.	129,969	0.0
24,700		Guess ?, Inc.	736,554	0.0
116,800		H&R Block, Inc.	1,907,344	0.1
37,000	@	Hanesbrands, Inc.	808,820	0.1
90,400		Harley-Davidson, Inc.	3,513,848	0.2
26,700		Harman International
		Industries, Inc.	1,015,668	0.1
46,650		Hasbro, Inc.	1,487,668	0.1
16,900	@	Hyatt Hotels Corp.	636,116	0.0
114,800		International Game
		Technology	1,974,560	0.1
186,950		Interpublic Group of Cos.,
		Inc.	1,819,023	0.1
10,750	@,L	ITT Educational Services,
		Inc.	611,567	0.0
21,400	X	J. Crew Escrow	–	–
35,000		Jarden Corp.	1,045,800	0.1
63,300		JC Penney Co., Inc.	2,224,995	0.1
17,850		John Wiley & Sons, Inc.	792,540	0.1
22,300	@,L	Lamar Advertising Co.	613,250	0.0
40,200		Lear Corp.	1,599,960	0.1
54,650		Leggett & Platt, Inc.	1,259,136	0.1
61,250	L	Lennar Corp.	1,203,563	0.1
101,000	@	Liberty Global, Inc.	4,144,030	0.3
229,900	@	Liberty Media Corp. -
		Interactive - Class A	3,727,828	0.2
44,704	@	Liberty Media Corp.	3,489,147	0.2
55,750	@	LKQ Corp.	1,676,960	0.1
98,950		Limited Brands, Inc.	3,992,633	0.3
162,850		Macy’s, Inc.	5,240,513	0.4
23,075	@	Madison Square Garden,
		Inc.	660,868	0.0
106,325		Marriott International, Inc.	3,101,500	0.2
10,662	@	Marriott Vacations
		Worldwide Corp.	182,960	0.0
132,950		Mattel, Inc.	3,690,692	0.2
116,450		McGraw-Hill Cos., Inc.	5,236,757	0.4
134,750	@	MGM Resorts
		International	1,405,443	0.1
21,600	@	Mohawk Industries, Inc.	1,292,760	0.1
9,400		Morningstar, Inc.	558,830	0.0
20,100	@,L	NetFlix, Inc.	1,392,729	0.1
111,400		Newell Rubbermaid, Inc.	1,799,110	0.1
62,350		Nordstrom, Inc.	3,099,419	0.2
2,220	@	NVR, Inc.	1,522,920	0.1
107,500		Omnicom Group	4,792,350	0.3
49,250	@	O’Reilly Automotive, Inc.	3,937,538	0.3
11,150	@	Panera Bread Co.	1,577,168	0.1
26,000	@	Penn National Gaming,
		Inc.	989,820	0.1
43,450		Petsmart, Inc.	2,228,550	0.1
24,800		Polaris Industries, Inc.	1,388,304	0.1
130,690	@	Pulte Homes, Inc.	824,654	0.1
22,900		PVH Corp.	1,614,221	0.1
40,550		RadioShack Corp.	393,740	0.0
24,000		Ralph Lauren Corp.	3,313,920	0.2
30,900		Regal Entertainment
		Group	368,946	0.0
89,900		Ross Stores, Inc.	4,272,947	0.3
51,650		Royal Caribbean Cruises
		Ltd.	1,279,370	0.1
36,300	@	Sally Beauty Holdings,
		Inc.	767,019	0.1
35,850		Scripps Networks
		Interactive - Class A	1,520,757	0.1
14,800	@,L	Sears Holding Corp.	470,344	0.0
91,300		Service Corp.
		International	972,345	0.1
33,250		Signet Jewelers Ltd.	1,461,670	0.1
1,508,900	@,L	Sirius XM Radio, Inc.	2,746,198	0.2
272,700		Staples, Inc.	3,787,803	0.3
74,550		Starwood Hotels &
		Resorts Worldwide, Inc.	3,576,163	0.2
26,200	@	Tempur-Pedic
		International, Inc.	1,376,286	0.1
19,500	@,L	Tesla Motors, Inc.	556,920	0.0
16,900		Thor Industries, Inc.	463,567	0.0
48,850		Tiffany & Co.	3,236,801	0.2
56,050	@	Toll Brothers, Inc.	1,144,541	0.1
27,700		Tractor Supply Co.	1,943,155	0.1
37,125	@	TripAdvisor, Inc.	935,921	0.1
38,950	@	TRW Automotive
		Holdings Corp.	1,269,770	0.1
23,900		Tupperware Corp.	1,337,683	0.1
17,400	@	Ulta Salon Cosmetics &
		Fragrance, Inc.	1,129,608	0.1
13,900	@,L	Under Armour, Inc.	997,881	0.1
46,050	@,L	Urban Outfitters, Inc.	1,269,138	0.1
33,350		VF Corp.	4,235,117	0.3
121,300		Virgin Media, Inc.	2,593,394	0.2
19,500	@	Visteon Corp.	973,830	0.1
1,920		Washington Post	723,475	0.0
11,100		Weight Watchers
		International, Inc.	610,611	0.0
120,900		Wendy’s Company	648,024	0.0
29,100		Whirlpool Corp.	1,380,795	0.1
40,100		Williams-Sonoma, Inc.	1,543,850	0.1
21,800	@	WMS Industries, Inc.	447,336	0.0
65,050		Wyndham Worldwide
		Corp.	2,460,842	0.2
30,400		Wynn Resorts Ltd.	3,358,896	0.2
			226,980,426	15.2

		Consumer Staples: 6.3%
164,450		Avon Products, Inc.	2,872,942	0.2
59,000		Beam, Inc.	3,022,570	0.2
39,212		Brown-Forman Corp.	3,156,958	0.2
56,250		Bunge Ltd.	3,217,500	0.2
67,800		Campbell Soup Co.	2,253,672	0.2
54,700		Church & Dwight Co., Inc.	2,503,072	0.2
50,950		Clorox Co.	3,391,232	0.2
124,200		Coca-Cola Enterprises,
		Inc.	3,201,876	0.2
156,400		ConAgra Foods, Inc.	4,128,960	0.3
69,550	@	Constellation Brands, Inc.	1,437,599	0.1
29,200		Corn Products
		International, Inc.	1,535,628	0.1
70,050	@	Dean Foods Co.	784,560	0.1
84,650		Dr Pepper Snapple
		Group, Inc.	3,341,982	0.2
26,600	@	Energizer Holdings, Inc.	2,060,968	0.1
42,750		Flowers Foods, Inc.	811,395	0.1
47,000	@,L	Green Mountain Coffee
		Roasters, Inc.	2,107,950	0.1
26,800	@	Hansen Natural Corp.	2,469,352	0.2
45,600		Herbalife Ltd.	2,356,152	0.2
58,100		Hershey Co.	3,589,418	0.2
123,100		HJ Heinz Co.	6,652,324	0.4
52,500		Hormel Foods Corp.	1,537,725	0.1
44,350		JM Smucker Co.	3,466,839	0.2
53,650		Lorillard, Inc.	6,116,100	0.4
50,650		McCormick & Co., Inc.	2,553,773	0.2
78,200		Mead Johnson Nutrition
		Co.	5,374,686	0.4
51,350		Molson Coors Brewing
		Co.	2,235,779	0.1
21,100	@	Ralcorp Holdings, Inc.	1,804,050	0.1
135,400		Safeway, Inc.	2,848,816	0.2
223,650		Sara Lee Corp.	4,231,458	0.3
63,550	@	Smithfield Foods, Inc.	1,542,994	0.1
81,150	L	Supervalu, Inc.	658,938	0.0
115,100		Tyson Foods, Inc.	2,375,664	0.2
59,150		Whole Foods Market, Inc.	4,115,657	0.3
			93,758,589	6.3

		Energy: 7.8%
86,583	@	Alpha Natural Resources,
		Inc.	1,768,891	0.1
73,000		Arch Coal, Inc.	1,059,230	0.1
21,600	@	Atwood Oceanics, Inc.	859,464	0.1
39,950		Cabot Oil & Gas Corp.	3,032,205	0.2
93,700	@	Cameron International
		Corp.	4,609,103	0.3
7,400		CARBO Ceramics, Inc.	912,642	0.1
32,650		Cimarex Energy Co.	2,021,035	0.1
45,200	@	Cobalt International
		Energy, Inc.	701,504	0.1
39,500	@	Concho Resources, Inc.	3,703,125	0.3
86,650		Consol Energy, Inc.	3,180,055	0.2
16,000	@,L	Continental Resources,
		Inc.	1,067,360	0.1
17,500		Core Laboratories NV	1,994,125	0.1
153,725	@	Denbury Resources, Inc.	2,321,247	0.2
26,300		Diamond Offshore Drilling	1,453,338	0.1
30,550	@	Dresser-Rand Group, Inc.	1,524,750	0.1
294,100		El Paso Corp.	7,814,237	0.5
51,350		EQT Corp.	2,813,466	0.2
57,000	L	EXCO Resources, Inc.	595,650	0.0
91,900	@	FMC Technologies, Inc.	4,799,937	0.3
43,500	@	Forest Oil Corp.	589,425	0.0
36,450		Helmerich & Payne, Inc.	2,127,222	0.2
73,116		HollyFrontier Corp.	1,710,914	0.1
12,600	@	Kosmos Energy LLC	154,476	0.0
89,650	@	McDermott International,
		Inc.	1,031,871	0.1
73,950		Murphy Oil Corp.	4,121,973	0.3
109,900	@	Nabors Industries Ltd.	1,905,666	0.1
51,450	@	Newfield Exploration Co.	1,941,208	0.1
67,450		Noble Energy, Inc.	6,366,606	0.4
41,500		Oceaneering
		International, Inc.	1,914,395	0.1
19,550	@	Oil States International,
		Inc.	1,493,034	0.1
59,100		Patterson-UTI Energy,
		Inc.	1,180,818	0.1
103,600		Peabody Energy Corp.	3,430,196	0.2
44,650		Pioneer Natural
		Resources Co.	3,995,282	0.3
53,950	@	Plains Exploration &
		Production Co.	1,981,044	0.1
67,550		QEP Resources, Inc.	1,979,215	0.1
45,150	@,L	Quicksilver Resources,
		Inc.	302,957	0.0
61,400		Range Resources Corp.	3,803,116	0.3
48,750	@	Rowan Cos., Inc.	1,478,588	0.1
16,400	L	RPC, Inc.	299,300	0.0
156,850	@	SandRidge Energy, Inc.	1,279,896	0.1

8,200	@	SEACOR Holdings, Inc.	729,472	0.1
24,400		SM Energy Co.	1,783,640	0.1
47,650		Southern Union Co.	2,006,542	0.1
248,600		Spectra Energy Corp.	7,644,450	0.5
46,350		Sunoco, Inc.	1,901,277	0.1
30,500	@,L	Superior Energy Services	867,420	0.1
15,950		Teekay Shipping Corp.	426,344	0.0
54,950	@	Tesoro Corp.	1,283,632	0.1
19,900		Tidewater, Inc.	981,070	0.1
58,400	@	Ultra Petroleum Corp.	1,730,392	0.1
15,950	@	Unit Corp.	740,080	0.1
218,100		Valero Energy Corp.	4,591,005	0.3
44,800	@	Whiting Petroleum Corp.	2,091,712	0.1
			116,095,602	7.8

		Financials: 18.3%
19,950	@	Affiliated Managers
		Group, Inc.	1,914,203	0.1
23,600		Alexandria Real Estate
		Equities, Inc.	1,627,692	0.1
2,521	@	Alleghany Corp.	719,216	0.0
14,550		Allied World Assurance
		Co.	915,632	0.1
78,800		American Capital Agency
		Corp.	2,212,704	0.1
134,800	@	American Capital Ltd.	907,204	0.1
30,800		American Financial
		Group, Inc.	1,136,212	0.1
2,600		American National
		Insurance	189,878	0.0
89,700		Ameriprise Financial, Inc.	4,452,708	0.3
351,250		Annaly Capital
		Management, Inc.	5,605,950	0.4
126,334		AON Corp.	5,912,431	0.4
45,612		Apartment Investment &
		Management Co.	1,044,971	0.1
50,450	@	Arch Capital Group Ltd.	1,878,254	0.1
78,300		Ares Capital Corp.	1,209,735	0.1
42,200		Arthur J. Gallagher & Co.	1,411,168	0.1
27,100		Aspen Insurance
		Holdings Ltd.	718,150	0.0
66,250		Associated Banc-Corp.	740,013	0.0
36,950		Assurant, Inc.	1,517,167	0.1
70,400		Assured Guaranty Ltd.	925,056	0.1
34,340		AvalonBay Communities,
		Inc.	4,484,804	0.3
49,500		Axis Capital Holdings Ltd.	1,582,020	0.1
18,200		Bank of Hawaii Corp.	809,718	0.1
12,800		BankUnited, Inc.	281,472	0.0
9,850		BOK Financial Corp.	541,061	0.0
55,650		Boston Properties, Inc.	5,542,740	0.4
51,750		Brandywine Realty Trust	491,625	0.0
28,500		BRE Properties, Inc.	1,438,680	0.1
44,450		Brown & Brown, Inc.	1,005,904	0.1
26,800		Camden Property Trust	1,668,032	0.1
123,450		CapitalSource, Inc.	827,115	0.1
63,996		Capitol Federal Financial,
		Inc.	738,514	0.0
20,200		CBOE Holdings, Inc.	522,372	0.0
111,850	@	CBRE Group, Inc.	1,702,357	0.1
392,800		Chimera Investment
		Corp.	985,928	0.1
55,950		Cincinnati Financial Corp.	1,704,237	0.1
76,600	@	CIT Group, Inc.	2,671,042	0.2
17,850		City National Corp.	788,613	0.1
10,250		CNA Financial Corp.	274,188	0.0
67,600		Comerica, Inc.	1,744,080	0.1
29,712		Commerce Bancshares,
		Inc.	1,132,621	0.1
27,687		CommonWealth REIT	460,712	0.0
27,200		Corporate Office
		Properties Trust SBI MD	578,272	0.0
20,400		Cullen/Frost Bankers, Inc.	1,079,364	0.1
82,700		DDR Corp.	1,006,459	0.1
36,400		Digital Realty Trust, Inc.	2,426,788	0.2
208,650		Discover Financial
		Services	5,007,600	0.3
47,550		Douglas Emmett, Inc.	867,312	0.1
96,650		Duke Realty Corp.	1,164,632	0.1
96,000	@	E*Trade Financial Corp.	764,160	0.1
56,900		East-West Bancorp., Inc.	1,123,775	0.1
45,350		Eaton Vance Corp.	1,072,074	0.1
15,500		Endurance Specialty
		Holdings Ltd.	592,875	0.0
112,650		Equity Residential	6,424,429	0.4
10,600		Erie Indemnity Co.	828,496	0.1
12,450		Essex Property Trust, Inc.	1,749,349	0.1
17,600		Everest Re Group Ltd.	1,479,984	0.1
23,800		Federal Realty
		Investment Trust	2,159,850	0.1
34,550	L	Federated Investors, Inc.	523,432	0.0
85,450		Fidelity National Title
		Group, Inc.	1,361,218	0.1
351,250		Fifth Third Bancorp.	4,467,900	0.3
2,100		First Citizens
		BancShares, Inc.	367,479	0.0
100,659		First Horizon National
		Corp.	805,272	0.1
115,900		First Niagara Financial
		Group, Inc.	1,000,217	0.1
28,100	@	First Republic Bank	860,141	0.1
52,500	@	Forest City Enterprises,
		Inc.	620,550	0.0
76,250		Fulton Financial Corp.	748,012	0.1
215,481		General Growth
		Properties, Inc.	3,236,525	0.2
187,500	@	Genworth Financial, Inc.	1,228,125	0.1
8,400	@,L	Green Dot Corp.	262,248	0.0
11,400	L	Greenhill & Co., Inc.	414,618	0.0
17,400		Hanover Insurance
		Group, Inc.	608,130	0.0
170,300		Hartford Financial
		Services Group, Inc.	2,767,375	0.2
43,550		HCC Insurance Holdings,
		Inc.	1,197,625	0.1
155,250		HCP, Inc.	6,432,007	0.4
67,550		Health Care Real Estate
		Investment Trust, Inc.	3,683,501	0.2
47,200		Hospitality Properties
		Trust	1,084,656	0.1
262,324		Host Hotels & Resorts,
		Inc.	3,874,525	0.3
8,106	@	Howard Hughes Corp.	358,042	0.0
181,000		Hudson City Bancorp.,
		Inc.	1,131,250	0.1
330,200		Huntington Bancshares,
		Inc.	1,812,798	0.1
14,000		Interactive Brokers
		Group, Inc.	209,160	0.0
28,100	@	IntercontinentalExchange,
		Inc.	3,387,455	0.2
176,700	@	Invesco Ltd.	3,549,903	0.2
71,250		Janus Capital Group, Inc.	449,587	0.0
51,650		Jefferies Group, Inc.	710,187	0.0
16,400		Jones Lang LaSalle, Inc.	1,004,664	0.1
19,050		Kemper Corp.	556,450	0.0
363,650		Keycorp	2,796,468	0.2
155,550		Kimco Realty Corp.	2,526,132	0.2
42,400		Lazard Ltd.	1,107,064	0.1
56,950		Legg Mason, Inc.	1,369,647	0.1
75,550		Leucadia National Corp.	1,718,007	0.1
44,000		Liberty Property Trust	1,358,720	0.1
119,850		Lincoln National Corp.	2,327,487	0.2
13,100	@	LPL Investment Holdings,
		Inc.	400,074	0.0
47,910		M&T Bank Corp.	3,657,449	0.2
50,098		Macerich Co.	2,534,959	0.2
33,300		Mack-Cali Realty Corp.	888,777	0.1
3,680	@	Markel Corp.	1,525,986	0.1
209,750		Marsh & McLennan Cos.,
		Inc.	6,632,295	0.4
56,550	@,L	MBIA, Inc.	655,414	0.0
10,250		Mercury General Corp.	467,605	0.0
76,250		Moody’s Corp.	2,568,100	0.2
46,050	@	MSCI, Inc. - Class A	1,516,427	0.1
47,250	@	Nasdaq Stock Market,
		Inc.	1,158,098	0.1
167,300		New York Community
		Bancorp., Inc.	2,069,501	0.1
83,000		Northern Trust Corp.	3,291,780	0.2
100,100		NYSE Euronext	2,612,610	0.2
99,200		Old Republic International
		Corp.	919,584	0.1
25,800		PartnerRe Ltd.	1,656,618	0.1
136,850		People’s United Financial,
		Inc.	1,758,523	0.1
66,100		Piedmont Office Realty
		Trust, Inc.	1,126,344	0.1
61,950		Plum Creek Timber Co.,
		Inc.	2,264,892	0.2
391,700	@	Popular, Inc.	544,463	0.0
122,850		Principal Financial Group,
		Inc.	3,022,110	0.2
250,800		Progressive Corp.	4,893,108	0.3
167,340		ProLogis, Inc.	4,784,251	0.3
32,800		Protective Life Corp.	739,968	0.0
39,000		Raymond James
		Financial, Inc.	1,207,440	0.1
46,600		Rayonier, Inc.	2,079,758	0.1
48,500		Realty Income Corp.	1,695,560	0.1
34,300		Regency Centers Corp.	1,290,366	0.1
480,450		Regions Financial Corp.	2,065,935	0.1
28,300		Reinsurance Group of
		America, Inc.	1,478,675	0.1
19,800		RenaissanceRe Holdings
		Ltd.	1,472,526	0.1
55,650		SEI Investments Co.	965,528	0.1
54,300		Senior Housing
		Properties Trust	1,218,492	0.1
30,900		SL Green Realty Corp.	2,059,176	0.1
201,700		SLM Corp.	2,702,780	0.2
24,900	@,L	St Joe Co.	365,034	0.0
17,350		Stancorp Financial Group,
		Inc.	637,613	0.0
205,300		SunTrust Bank	3,633,810	0.2
300,700		Synovus Financial Corp.	423,987	0.0
99,350		T. Rowe Price Group, Inc.	5,657,983	0.4
21,300		Taubman Centers, Inc.	1,322,730	0.1
60,750		TCF Financial Corp.	626,940	0.0
83,650		TD Ameritrade Holding
		Corp.	1,309,123	0.1
30,550	@	TFS Financial Corp.	273,728	0.0
43,750		Torchmark Corp.	1,898,312	0.1
23,950		Transatlantic Holdings,
		Inc.	1,310,783	0.1
72,668		UDR, Inc.	1,823,967	0.1
117,750		UnumProvident Corp.	2,480,992	0.2
29,500		Validus Holdings Ltd.	929,250	0.1
64,954		Valley National Bancorp.	803,481	0.1
96,846		Ventas, Inc.	5,339,120	0.4
70,450		Vornado Realty Trust	5,414,787	0.4
33,050		Waddell & Reed
		Financial, Inc.	818,649	0.1
42,450		Washington Federal, Inc.	593,876	0.0
46,300		Weingarten Realty
		Investors	1,010,266	0.1
206,032		Weyerhaeuser Co.	3,846,617	0.3
2,630	@	White Mountains
		Insurance Group Ltd.	1,192,600	0.1
43,800		WR Berkley Corp.	1,506,282	0.1
118,300		XL Group PLC	2,338,791	0.2
70,250		Zions Bancorp.	1,143,670	0.1
			273,305,738	18.3

		Health Care: 9.3%
133,100	@	Agilent Technologies, Inc.	4,649,183	0.3
32,600	@	Alere, Inc.	752,734	0.1
70,300	@	Alexion Pharmaceuticals,
		Inc.	5,026,450	0.3
72,800	@	Allscripts Healthcare
		Solutions, Inc.	1,378,832	0.1
16,700	@	AMERIGROUP Corp.	986,636	0.1
104,800		AmerisourceBergen Corp.	3,897,512	0.3
50,050	@	Amylin Pharmaceuticals,
		Inc.	569,569	0.0
42,450	@	BioMarin
		Pharmaceuticals, Inc.	1,459,431	0.1
7,600	@	Bio-Rad Laboratories, Inc.	729,904	0.0
584,500	@	Boston Scientific Corp.	3,121,230	0.2
37,300	@	Brookdale Senior Living,
		Inc.	648,647	0.0
32,400	@	Bruker BioSciences Corp.	402,408	0.0
85,500	@	CareFusion Corp.	2,172,555	0.1
16,300	@	Catalyst Health Solutions,
		Inc.	847,600	0.1
54,400	@	Cerner Corp.	3,332,000	0.2
19,800	@	Charles River
		Laboratories International,
		Inc.	541,134	0.0
103,500		Cigna Corp.	4,347,000	0.3
36,350	@	Community Health
		Systems, Inc.	634,308	0.0
17,750		Cooper Cos., Inc.	1,251,730	0.1
23,200	@	Covance, Inc.	1,060,704	0.1
56,800	@	Coventry Health Care,
		Inc.	1,725,016	0.1
32,850		CR Bard, Inc.	2,808,675	0.2
36,550	@	DaVita, Inc.	2,770,855	0.2
55,800	@,L	Dendreon Corp.	424,080	0.0
53,800		Densply International, Inc.	1,882,462	0.1
43,900	@	Edwards Lifesciences
		Corp.	3,103,730	0.2
44,550	@	Endo Pharmaceuticals
		Holdings, Inc.	1,538,311	0.1
109,400	@	Forest Laboratories, Inc.	3,310,444	0.2
18,300	@	Gen-Probe, Inc.	1,081,896	0.1
96,750	@	Health Management
		Associates, Inc.	713,047	0.0
34,550	@	Health Net, Inc.	1,051,011	0.1
35,200	@	Henry Schein, Inc.	2,267,936	0.2
24,200		Hill-Rom Holdings, Inc.	815,298	0.1
99,950	@	Hologic, Inc.	1,750,124	0.1
64,050	@	Hospira, Inc.	1,945,198	0.1
72,600	@	Human Genome
		Sciences, Inc.	536,514	0.0
64,400		Humana, Inc.	5,642,084	0.4
21,900	@,L	Idexx Laboratories, Inc.	1,685,424	0.1
47,150	@	Illumina, Inc.	1,437,132	0.1
15,050	@	Intuitive Surgical, Inc.	6,968,301	0.5
38,300	@	Laboratory Corp. of
		America Holdings	3,292,651	0.2
68,361	@	Life Technologies Corp.	2,659,927	0.2
20,100	@	LifePoint Hospitals, Inc.	746,715	0.0
36,200		Lincare Holdings, Inc.	930,702	0.1
18,350	@	Mednax, Inc.	1,321,384	0.1
12,300	@	Mettler Toledo
		International, Inc.	1,816,833	0.1
167,900	@	Mylan Laboratories	3,603,134	0.2
32,800	@	Myriad Genetics, Inc.	686,832	0.0
44,250		Omnicare, Inc.	1,524,413	0.1
39,450		Patterson Cos., Inc.	1,164,564	0.1
43,050		PerkinElmer, Inc.	861,000	0.1
31,700		Perrigo Co.	3,084,410	0.2
28,300	@	Pharmasset, Inc.	3,628,060	0.2
89,400	@	Qiagen NV	1,234,614	0.1
60,250		Quest Diagnostics	3,498,115	0.2
27,900	@,L	Regeneron
		Pharmaceuticals, Inc.	1,546,497	0.1
58,500	@	Resmed, Inc.	1,485,900	0.1
21,300	@	Sirona Dental Systems,
		Inc.	938,052	0.1
23,700	@	SXC Health Solutions
		Corp.	1,338,576	0.1
14,250		Techne Corp.	972,705	0.1
15,350		Teleflex, Inc.	940,801	0.1
187,150	@	Tenet Healthcare Corp.	960,079	0.1
21,800	@	Thoratec Corp.	731,608	0.0
19,800	@	United Therapeutics
		Corp.	935,550	0.1
34,500		Universal Health
		Services, Inc.	1,340,670	0.1
44,750	@	Varian Medical Systems,
		Inc.	3,004,068	0.2
33,150	@	VCA Antech, Inc.	654,713	0.0
78,800	@	Vertex Pharmaceuticals,
		Inc.	2,616,948	0.2
64,900	@	Warner Chilcott PLC	981,937	0.1
34,950	@	Waters Corp.	2,588,048	0.2
48,350	@	Watson Pharmaceuticals,
		Inc.	2,917,439	0.2
73,400		Zimmer Holdings, Inc.	3,921,028	0.3
			139,195,078	9.3

		Industrials: 12.4%
45,550	@	Aecom Technology Corp.	936,964	0.1
36,300	@	AGCO Corp.	1,559,811	0.1
13,300	@,L	Air Lease Corp.	315,343	0.0
15,850		Alexander & Baldwin, Inc.	646,997	0.0
12,800		Alliant Techsystems, Inc.	731,648	0.0
61,575		Ametek, Inc.	2,592,308	0.2
127,500	@	AMR Corp.	44,625	0.0
8,100	@	Armstrong World
		Industries, Inc.	355,347	0.0
40,850		Avery Dennison Corp.	1,171,578	0.1
44,875	@	Babcock & Wilcox Co.	1,083,283	0.1
37,150	@	BE Aerospace, Inc.	1,438,077	0.1
23,400		Carlisle Cos., Inc.	1,036,620	0.1
63,350		CH Robinson Worldwide,
		Inc.	4,420,563	0.3
38,200		Chicago Bridge & Iron Co.
		NV	1,443,960	0.1
48,250		Cintas Corp.	1,679,582	0.1
10,200	@	CNH Global NV	367,098	0.0
21,150		Con-way, Inc.	616,734	0.0
63,100		Cooper Industries PLC	3,416,865	0.2
12,400		Copa Holdings S.A.	727,508	0.0
22,800	@	Copart, Inc.	1,091,892	0.1
41,050	@	Corrections Corp. of
		America	836,188	0.1
46,350		Covanta Holding Corp.	634,531	0.0
18,600		Crane Co.	868,806	0.1
323,362	@	Delta Airlines, Inc.	2,615,999	0.2
29,200		Donaldson Co., Inc.	1,987,936	0.1
71,350		Dover Corp.	4,141,867	0.3
18,900		The Dun & Bradstreet
		Corp.	1,414,287	0.1
130,500		Eaton Corp.	5,680,665	0.4
47,150		Equifax, Inc.	1,826,591	0.1
70,350		Exelis, Inc.	636,667	0.0
81,150		Expeditors International
		Washington, Inc.	3,323,904	0.2
112,700	L	Fastenal Co.	4,914,847	0.3
21,300		Flowserve Corp.	2,115,516	0.1
66,650		Fluor Corp.	3,349,162	0.2
59,000	@	Fortune Brands Home &
		Security, Inc.	1,004,770	0.1
20,000		Gardner Denver, Inc.	1,541,200	0.1
17,850		GATX Corp.	779,331	0.1
20,000	@	General Cable Corp.	500,200	0.0
47,650		Goodrich Corp.	5,894,305	0.4
23,200		Graco, Inc.	948,648	0.1
49,000	@	GrafTech International
		Ltd.	668,850	0.0
30,950		Harsco Corp.	636,951	0.0
93,450	@	Hertz Global Holdings,
		Inc.	1,095,234	0.1
23,100		Hubbell, Inc.	1,544,466	0.1
18,600	@	Huntington Ingalls
		Industries, Inc.	581,808	0.0
31,650		IDEX Corp.	1,174,531	0.1
18,850	@	IHS, Inc.	1,624,116	0.1
126,600		Ingersoll-Rand PLC	3,857,502	0.3
68,950		Iron Mountain, Inc.	2,123,660	0.1
35,175		ITT Corp.	679,933	0.0
48,550	@	Jacobs Engineering
		Group, Inc.	1,970,159	0.1
34,900		JB Hunt Transport
		Services, Inc.	1,572,943	0.1
40,050		Joy Global, Inc.	3,002,548	0.2
42,000	@	Kansas City Southern	2,856,420	0.2
11,000	@	KAR Holdings, Inc.	148,500	0.0
57,900		KBR, Inc.	1,613,673	0.1
31,300		Kennametal, Inc.	1,143,076	0.1
20,600	@	Kirby Corp.	1,356,304	0.1
40,550		L-3 Communications
		Holdings, Inc.	2,703,874	0.2
18,300		Landstar System, Inc.	876,936	0.1
20,450		Lennox International, Inc.	690,188	0.0
32,200		Lincoln Electric Holdings,
		Inc.	1,259,664	0.1
50,450		Manitowoc Co., Inc.	463,636	0.0
31,400		Manpower, Inc.	1,122,550	0.1

136,900		Masco Corp.	1,434,712	0.1
16,950		MSC Industrial Direct Co.	1,212,773	0.1
27,700	@	Navistar International
		Corp.	1,049,276	0.1
30,900	@	Nielsen Holdings NV	917,421	0.1
23,200		Nordson Corp.	955,376	0.1
34,800	@	Oshkosh Truck Corp.	744,024	0.0
47,700	@	Owens Corning, Inc.	1,369,944	0.1
44,350		Pall Corp.	2,534,602	0.2
60,300		Parker Hannifin Corp.	4,597,875	0.3
37,550		Pentair, Inc.	1,250,040	0.1
70,050	L	Pitney Bowes, Inc.	1,298,727	0.1
14,900	@,L	Polypore International,
		Inc.	655,451	0.0
82,450	@	Quanta Services, Inc.	1,775,973	0.1
14,800		Regal-Beloit Corp.	754,356	0.1
122,710		Republic Services, Inc.	3,380,660	0.2
56,200		Robert Half International,
		Inc.	1,599,452	0.1
55,200		Rockwell Automation, Inc.	4,050,024	0.3
58,850		Rockwell Collins, Inc.	3,258,525	0.2
36,700		Roper Industries, Inc.	3,188,129	0.2
79,350		RR Donnelley & Sons Co.	1,145,020	0.1
19,700		Ryder System, Inc.	1,046,858	0.1
27,650	@	Shaw Group, Inc.	743,785	0.0
22,300		Snap-On, Inc.	1,128,826	0.1
302,800		Southwest Airlines Co.	2,591,968	0.2
44,850	@	Spirit Aerosystems
		Holdings, Inc.	931,983	0.1
19,500		SPX Corp.	1,175,265	0.1
64,277		Stanley Black & Decker,
		Inc.	4,345,125	0.3
32,850	@	Stericycle, Inc.	2,559,672	0.2
41,950	@	Terex Corp.	566,744	0.0
105,750		Textron, Inc.	1,955,318	0.1
20,100	@	Thomas & Betts Corp.	1,097,460	0.1
33,450		Timken Co.	1,294,849	0.1
11,900		Toro Co.	721,854	0.0
21,900		Towers Watson & Co.	1,312,467	0.1
19,100	@	TransDigm Group, Inc.	1,827,488	0.1
30,600		Trinity Industries, Inc.	919,836	0.1
126,890	@	United Continental
		Holdings, Inc.	2,394,414	0.2
30,050	@	URS Corp.	1,055,356	0.1
39,250		UTI Worldwide, Inc.	521,633	0.0
8,600		Valmont Industries, Inc.	780,794	0.1
45,500	@	Verisk Analytics, Inc.	1,825,915	0.1
25,800	@	WABCO Holdings, Inc.	1,119,720	0.1
18,400		Wabtec Corp.	1,287,080	0.1
43,500		Waste Connections, Inc.	1,441,590	0.1
16,450	@	Wesco International, Inc.	872,015	0.1
21,700		WW Grainger, Inc.	4,062,023	0.3
70,350		Xylem, Inc.	1,807,292	0.1
			184,019,435	12.4

		Information Technology: 12.7%
20,500	@	Acme Packet, Inc.	633,655	0.0
161,900		Activision Blizzard, Inc.	1,994,608	0.1
235,100	@	Advanced Micro Devices,
		Inc.	1,269,540	0.1
71,400	@	Akamai Technologies,
		Inc.	2,304,792	0.2
19,450	@	Alliance Data Systems
		Corp.	2,019,688	0.1
123,200		Altera Corp.	4,570,720	0.3
70,950	@	Amdocs Ltd.	2,024,204	0.1
67,350		Amphenol Corp.	3,057,017	0.2
114,700		Analog Devices, Inc.	4,103,966	0.3
35,050	@	Ansys, Inc.	2,007,664	0.1
40,800	@	AOL, Inc.	616,080	0.0
36,900	@	Ariba, Inc.	1,036,152	0.1
44,150	@	Arrow Electronics, Inc.	1,651,651	0.1
175,000	@	Atmel Corp.	1,417,500	0.1
87,900	@	Autodesk, Inc.	2,666,007	0.2
73,200		Avago Technologies Ltd.	2,112,552	0.1
58,400	@	Avnet, Inc.	1,815,656	0.1
18,350		AVX Corp.	234,146	0.0
67,650	@	BMC Software, Inc.	2,217,567	0.1
8,900	@	Booz Allen Hamilton
		Holding Corp.	153,525	0.0
47,250		Broadridge Financial
		Solutions ADR	1,065,487	0.1
180,700	@	Brocade Communications
		Systems, Inc.	937,833	0.1
146,700		CA, Inc.	2,965,540	0.2
102,750	@	Cadence Design
		Systems, Inc.	1,068,600	0.1
36,350	@	Ciena Corp.	439,835	0.0
71,850	@	Citrix Systems, Inc.	4,362,732	0.3
59,400		Computer Sciences Corp.	1,407,780	0.1
83,500	@	Compuware Corp.	694,720	0.0
37,100	@	CoreLogic, Inc.	479,703	0.0
41,900	@,L	Cree, Inc.	923,476	0.1
64,200		Cypress Semiconductor
		Corp.	1,084,338	0.1
25,000		Diebold, Inc.	751,750	0.1
20,400	@	Dolby Laboratories, Inc.	622,404	0.0
13,450		DST Systems, Inc.	612,244	0.0
14,650	@	EchoStar Holding Corp.	306,771	0.0
127,200	@	Electronic Arts, Inc.	2,620,320	0.2
17,900	@	Equinix, Inc.	1,815,060	0.1
30,950	@	F5 Networks, Inc.	3,284,414	0.2
17,750		Factset Research
		Systems, Inc.	1,549,220	0.1
48,850	@	Fairchild Semiconductor
		International, Inc.	588,154	0.0
100,255		Fidelity National
		Information Services, Inc.	2,665,780	0.2
22,800	@,L	First Solar, Inc.	769,728	0.1
54,950	@	Fiserv, Inc.	3,227,763	0.2
5,600	@	FleetCor Technologies,
		Inc.	167,272	0.0
61,050		Flir Systems, Inc.	1,530,523	0.1
45,900	@	Fortinet, Inc.	1,001,079	0.1
16,600	@,L	Freescale Semiconductor
		Holdings Ltd.	209,990	0.0
37,200	@	Gartner, Inc.	1,293,444	0.1
48,100	@	Genpact Ltd.	719,095	0.0
30,700		Global Payments, Inc.	1,454,566	0.1
48,650		Harris Corp.	1,753,346	0.1
30,850		IAC/InterActiveCorp	1,314,210	0.1
40,400	@	Informatica Corp.	1,491,972	0.1
61,600	@	Ingram Micro, Inc.	1,120,504	0.1
26,700	@	International Rectifier
		Corp.	518,514	0.0
47,950		Intersil Corp.	500,598	0.0
115,650		Intuit, Inc.	6,082,034	0.4
10,500	@	IPG Photonics Corp.	355,635	0.0
15,500	@	Itron, Inc.	554,435	0.0
73,650		Jabil Circuit, Inc.	1,447,959	0.1
86,650	@	JDS Uniphase Corp.	904,626	0.1
64,200		KLA-Tencor Corp.	3,097,650	0.2
47,550	@	Lam Research Corp.	1,760,301	0.1
33,000		Lender Processing
		Services, Inc.	497,310	0.0
30,400		Lexmark International,
		Inc.	1,005,328	0.1
87,000		Linear Technology Corp.	2,612,610	0.2
3,400	@	LinkedIn Corp.	214,234	0.0
231,650	@	LSI Logic Corp.	1,378,318	0.1
194,250	@	Marvell Technology
		Group Ltd.	2,690,363	0.2
112,900		Maxim Integrated
		Products	2,939,916	0.2
88,150	@	MEMC Electronic
		Materials, Inc.	347,311	0.0
72,850	L	Microchip Technology,
		Inc.	2,668,495	0.2
331,700	@	Micron Technology, Inc.	2,086,393	0.1
31,000	@	Micros Systems, Inc.	1,443,980	0.1
51,650		Molex, Inc.	1,232,369	0.1
49,450	@	Monster Worldwide, Inc.	392,139	0.0
99,700	@	Motorola Mobility
		Holdings, Inc.	3,868,360	0.3
34,650		National Instruments
		Corp.	899,168	0.1
60,600	@	NCR Corp.	997,476	0.1
28,200	@	NeuStar, Inc.	963,594	0.1
30,350	@	Novellus Systems, Inc.	1,253,151	0.1
91,150	@	Nuance Communications,
		Inc.	2,293,334	0.2
229,550	@	Nvidia Corp.	3,181,563	0.2
170,200	@	ON Semiconductor Corp.	1,313,944	0.1
123,500		Paychex, Inc.	3,718,585	0.3
89,400	@	PMC - Sierra, Inc.	492,594	0.0
67,500	@	Polycom, Inc.	1,100,250	0.1
40,050	@	QLogic Corp.	600,750	0.0
39,400	@	Rackspace Hosting, Inc.	1,694,594	0.1
73,750	@	Red Hat, Inc.	3,045,137	0.2
58,700	@	Riverbed Technolgoy, Inc.	1,379,450	0.1
43,300	@	Rovi Corp.	1,064,314	0.1
110,300	@	SAIC, Inc.	1,355,587	0.1
91,200	@	Sandisk Corp.	4,487,952	0.3
16,950	@,L	Silicon Laboratories, Inc.	735,969	0.1
72,400	@	Skyworks Solutions, Inc.	1,174,328	0.1
27,000		Solera Holdings, Inc.	1,202,580	0.1
30,789	@,L	SunPower Corp.	191,815	0.0
56,100	@	Synopsys, Inc.	1,525,920	0.1
17,900	@	Tech Data Corp.	884,439	0.1
138,750		Tellabs, Inc.	560,550	0.0
64,550	@	Teradata Corp.	3,131,321	0.2
70,950	@	Teradyne, Inc.	967,049	0.1
63,500	@	TIBCO Software, Inc.	1,518,285	0.1
62,050		Total System Services,
		Inc.	1,213,698	0.1
46,950	@	Trimble Navigation Ltd.	2,037,630	0.1
34,200	@	Verifone Holdings, Inc.	1,214,784	0.1
64,450		VeriSign, Inc.	2,302,154	0.2
58,150	@	Vishay Intertechnology,
		Inc.	522,768	0.0
16,400	@,L	VistaPrint NV	501,840	0.0
22,610	@	WebMD Health Corp.	849,006	0.1
88,900	@	Western Digital Corp.	2,751,455	0.2
241,800		Western Union Co.	4,415,268	0.3
535,817		Xerox Corp.	4,265,103	0.3
101,600		Xilinx, Inc.	3,257,296	0.2
20,900	@	Zebra Technologies Corp.	747,802	0.1
			188,617,724	12.7
		Materials: 6.4%
29,950		Airgas, Inc.	2,338,496	0.2
42,150	L	AK Steel Holding Corp.	348,159	0.0
35,000		Albemarle Corp.	1,802,850	0.1
40,550		Allegheny Technologies,
		Inc.	1,938,290	0.1
34,200	@	Allied Nevada Gold Corp.	1,035,576	0.1
25,700		Aptargroup, Inc.	1,340,769	0.1
30,300		Ashland, Inc.	1,731,948	0.1
64,300		Ball Corp.	2,296,153	0.1
40,250		Bemis Co., Inc.	1,210,720	0.1
25,100		Cabot Corp.	806,714	0.1
16,850		Carpenter Technology
		Corp.	867,438	0.1
59,750		Celanese Corp.	2,645,132	0.2
26,283		CF Industries Holdings,
		Inc.	3,810,509	0.3
53,850		Cliffs Natural Resources,
		Inc.	3,357,547	0.2
44,150		Commercial Metals Co.	610,594	0.0
12,600		Compass Minerals
		International, Inc.	867,510	0.1
59,650	@	Crown Holdings, Inc.	2,003,047	0.1
18,800		Cytec Industries, Inc.	839,420	0.1
15,700		Domtar Corp.	1,255,372	0.1
54,300		Eastman Chemical Co.	2,120,958	0.1
118,515		Ecolab, Inc.	6,851,352	0.5
27,400		FMC Corp.	2,357,496	0.2
14,700		Greif, Inc. - Class A	669,585	0.0
73,650		Huntsman Corp.	736,500	0.0
30,800		International Flavors &
		Fragrances, Inc.	1,614,536	0.1
167,250		International Paper Co.	4,950,600	0.3
20,100	@	Intrepid Potash, Inc.	454,863	0.0
8,300		Kronos Worldwide, Inc.	149,732	0.0
17,550	L	Martin Marietta Materials,
		Inc.	1,323,446	0.1
64,850		MeadWestvaco Corp.	1,942,257	0.1
21,400	@,L	Molycorp, Inc.	513,172	0.0
120,900		Nucor Corp.	4,784,013	0.3
62,750	@	Owens-Illinois, Inc.	1,216,095	0.1
39,050		Packaging Corp. of
		America	985,622	0.1
60,450		PPG Industries, Inc.	5,046,970	0.3
28,600		Reliance Steel &
		Aluminum Co.	1,392,534	0.1
26,500		Rock-Tenn Co.	1,529,050	0.1
26,200	@	Rockwood Holdings, Inc.	1,031,494	0.1
20,800		Royal Gold, Inc.	1,402,544	0.1
49,950		RPM International, Inc.	1,226,273	0.1
8,350		Schnitzer Steel Industries,
		Inc.	353,038	0.0
17,450	L	Scotts Miracle-Gro Co.	814,741	0.1
61,150		Sealed Air Corp.	1,052,391	0.1
34,250		Sherwin-Williams Co.	3,057,498	0.2
46,650		Sigma-Aldrich Corp.	2,913,759	0.2
18,900		Silgan Holdings, Inc.	730,296	0.0
46,800		Solutia, Inc.	808,704	0.1
38,150		Sonoco Products Co.	1,257,424	0.1
83,450		Steel Dynamics, Inc.	1,097,368	0.1
41,450		Temple-Inland, Inc.	1,314,380	0.1
32,650		Titanium Metals Corp.	489,097	0.0
55,000	L	United States Steel Corp.	1,455,300	0.1
36,750		Valspar Corp.	1,432,148	0.1
49,400		Vulcan Materials Co.	1,943,890	0.1
23,800		Walter Industries, Inc.	1,441,328	0.1
7,700		Westlake Chemical Corp.	309,848	0.0
28,100	@	WR Grace & Co.	1,290,352	0.1
			95,166,898	6.4

		Telecommunication Services: 0.0%
69,000	@,L	Clearwire Corp.	133,860	0.0
5,500	@	United States Cellular
		Corp.	239,965	0.0
			373,825	0.0

		Telecommunications: 1.1%
111,000	@	Crown Castle
		International Corp.	4,972,800	0.3
380,500		Frontier Communications
		Corp.	1,959,575	0.1
43,503	@	Level 3 Communications,
		Inc.	739,116	0.0
106,150	@	MetroPCS
		Communications, Inc.	921,382	0.1
65,100	@	NII Holdings, Inc.	1,386,630	0.1
43,400	@	SBA Communications
		Corp.	1,864,464	0.1
34,550		Telephone & Data
		Systems, Inc.	894,499	0.1
57,600	@	TW Telecom, Inc.	1,116,288	0.1
194,900		Windstream Corp.	2,288,126	0.2
			16,142,880	1.1

		Utilities: 7.4%
251,200	@	AES Corp.	2,974,208	0.2
39,600		AGL Resources, Inc.	1,673,496	0.1
42,400		Alliant Energy Corp.	1,870,264	0.1
92,250		Ameren Corp.	3,056,243	0.2
67,000		American Water Works
		Co., Inc.	2,134,620	0.2
52,850		Aqua America, Inc.	1,165,342	0.1
34,500		Atmos Energy Corp.	1,150,575	0.1
134,100	@	Calpine Corp.	2,189,853	0.2
162,600		CenterPoint Energy, Inc.	3,266,634	0.2
96,450		CMS Energy Corp.	2,129,616	0.1
111,950		Consolidated Edison, Inc.	6,944,258	0.5
71,150		Constellation Energy
		Group, Inc.	2,822,520	0.2
64,750		DTE Energy Co.	3,525,638	0.2
124,700		Edison International	5,162,580	0.4
27,700		Energen Corp.	1,385,000	0.1
68,100		Entergy Corp.	4,974,705	0.3
295,221	@	GenOn Energy, Inc.	770,527	0.1
51,950		Great Plains Energy, Inc.	1,131,471	0.1
36,450		Hawaiian Electric
		Industries	965,196	0.1
29,900		Integrys Energy Group,
		Inc.	1,619,982	0.1
19,500		ITC Holdings Corp.	1,479,660	0.1
72,250		MDU Resources Group,
		Inc.	1,550,485	0.1
31,600		National Fuel Gas Co.	1,756,328	0.1
106,950		NiSource, Inc.	2,546,480	0.2
67,600		Northeast Utilities	2,438,332	0.2
92,250	@	NRG Energy, Inc.	1,671,570	0.1
39,650		NSTAR	1,861,964	0.1
90,100		NV Energy, Inc.	1,473,135	0.1
37,400		OGE Energy Corp.	2,120,954	0.1
40,950		Oneok, Inc.	3,549,955	0.2
86,350		Pepco Holdings, Inc.	1,752,905	0.1
41,650		Pinnacle West Capital
		Corp.	2,006,697	0.1
220,700		PPL Corp.	6,492,994	0.4
112,600		Progress Energy, Inc.	6,307,852	0.4
67,850		Questar Corp.	1,347,501	0.1
44,050		SCANA Corp.	1,984,893	0.1
91,550		Sempra Energy	5,035,250	0.3
82,150		TECO Energy, Inc.	1,572,351	0.1
42,650		UGI Corp.	1,253,910	0.1
31,200		Vectren Corp.	943,176	0.1
43,600		Westar Energy, Inc.	1,254,808	0.1
89,400		Wisconsin Energy Corp.	3,125,424	0.2
185,150		Xcel Energy, Inc.	5,117,546	0.4
			109,556,898	7.4

	Total Common Stock
	(Cost $1,113,952,059)		1,443,213,093	96.9

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.0%
		Securities Lending Collateralcc(1): 2.1%
7,444,075		Deutsche Bank AG,
		Repurchase Agreement
		dated 12/30/11, 0.10%,
		due 01/03/12
		(Repurchase Amount
		$7,444,157, collateralized
		by various U.S.
		Government and U.S.
		Government Agency
		Obligations, 0.000%-
		6.500%, Market Value
		plus accrued interest
		$7,592,957, due
		06/28/12-11/01/41)	7,444,075	0.5
7,444,075		Goldman Sachs & Co.,
		Repurchase Agreement
		dated 12/30/11, 0.10%,
		due 01/03/12
		(Repurchase Amount
		$7,444,157, collateralized
		by various U.S.
		Government Agency
		Obligations, 2.163%-
		6.500%, Market Value
		plus accrued interest
		$7,592,957, due
		04/01/20-12/01/48)	7,444,075	0.5
7,444,075		JPMorgan Chase & Co.,
		Repurchase Agreement
		dated 12/30/11, 0.05%,
		due 01/03/12
		(Repurchase Amount
		$7,444,116, collateralized
		by various U.S.
		Government Agency
		Obligations, 2.134%-
		5.939%, Market Value
		plus accrued interest
		$7,592,974, due
		06/01/24-03/01/41)	7,444,075	0.5
7,444,075		Morgan Stanley,
		Repurchase Agreement
		dated 12/30/11, 0.08%,
		due 01/03/12
		(Repurchase Amount
		$7,444,140, collateralized
		by various U.S.
		Government and U.S.
		Government Agency
		Obligations, 0.000%-
		6.375%, Market Value
		plus accrued interest
		$7,592,956, due
		11/15/12-10/01/44)	7,444,075	0.5
1,567,174		Royal Bank of Canada,
		Repurchase Agreement
		dated 12/30/11, 0.01%,
		due 01/03/12
		(Repurchase Amount
		$1,567,176, collateralized
		by various U.S.
		Government Securities,
		0.000%-4.250%, Market
		Value plus accrued
		interest $1,598,518, due
		08/15/12-11/15/40)	1,567,174	0.1
			31,343,474	2.1

Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.9%
43,342,300		BlackRock Liquidity
		Funds, TempFund,
		Institutional Class
		(Cost $43,342,300)	43,342,300	2.9

	Total Short-Term
	Investments
	(Cost $74,685,774)		74,685,774	5.0

	Total Investments in
	Securities
	(Cost $1,188,637,833)		$1,517,898,867	101.9
	Liabilities in Excess of
	Other Assets		(27,845,449)	(1.9)
	Net Assets		$1,490,053,418	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $1,197,647,387.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$394,274,815
Gross Unrealized Depreciation	(74,023,335)

Net Unrealized Appreciation	$320,251,480

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$226,980,426	$—	$—	$226,980,426
Consumer Staples	93,758,589	—	—	93,758,589
Energy	116,095,602	—	—	116,095,602
Financials	273,305,738	—	—	273,305,738
Health Care	139,195,078	—	—	139,195,078
Industrials	184,019,435	—	—	184,019,435
Information Technology	188,617,724	—	—	188,617,724
Materials	95,166,898	—	—	95,166,898
Telecommunication Services	373,825	—	—	373,825
Telecommunications	16,142,880	—	—	16,142,880
Utilities	109,556,898	—	—	109,556,898
Total Common Stock	1,443,213,093	—	—	1,443,213,093
Short-Term Investments	43,342,300	31,343,474	—	74,685,774
Total Investments, at value	$1,486,555,393	$31,343,474	$—	$1,517,898,867
Liabilities Table
Other Financial Instruments+
Futures	$(207,648)	$—	$—	$(207,648)
Total Liabilities	$(207,648)	$—	$—	$(207,648)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

ING Russell™ Mid Cap Index Portfolio Open Futures Contracts on December 31, 2011:

				Unrealized
	Number	Expiration	Notional	Appreciation/
Contract Description	of Contracts	Date	Value	(Depreciation)
Long Contracts
S&P Mid 400 E-Mini	553	03/16/12	$48,514,690	$(207,648)
			$48,514,690	$(207,648)

See Accompanying Notes to Financial Statements

ING Russell™ Small Cap	PORTFOLIO OF INVESTMENTS
Index Portfolio	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.8%
		Consumer Discretionary: 13.0%
30,510	@	99 Cents Only Stores	669,695	0.1
36,800	@	Aeropostale, Inc.	561,200	0.1
25,580	@	AFC Enterprises	376,026	0.1
9,440		Ambassadors Group,
		Inc.	42,574	0.0
46,660	@	American Axle &
		Manufacturing
		Holdings, Inc.	461,467	0.1
25,220		American Greetings
		Corp.	315,502	0.1
11,830	@,L	American Public
		Education, Inc.	512,002	0.1
7,960	@	America’s Car-Mart,
		Inc.	311,873	0.1
20,400	@	Amerigon, Inc.	290,904	0.0
19,380		Ameristar Casinos, Inc.	335,080	0.1
40,620	@	ANN, Inc.	1,006,564	0.2
18,690		Arbitron, Inc.	643,123	0.1
12,600	@	Arctic Cat, Inc.	284,130	0.0
20,580	@	Asbury Automotive
		Group, Inc.	443,705	0.1
47,562	@	Ascena Retail Group,
		Inc.	1,413,543	0.2
11,660	@	Ascent Media Corp.	591,395	0.1
24,200	@,L	Barnes & Noble, Inc.	350,416	0.1
40,100	@	Beazer Homes USA,
		Inc.	99,448	0.0
24,060		Bebe Stores, Inc.	200,420	0.0
58,800		Belo Corp.	370,440	0.1
14,150		Big 5 Sporting Goods
		Corp.	147,726	0.0
871	@	Biglari Holdings, Inc.	320,737	0.1
11,680	@	BJ’s Restaurants, Inc.	529,338	0.1
7,520	@,L	Blue Nile, Inc.	307,418	0.1
3,700		Blyth, Inc.	210,160	0.0
20,750		Bob Evans Farms, Inc.	695,955	0.1
17,500	@	Body Central Corp.	436,800	0.1
36,600	@,L	Boyd Gaming Corp.	273,036	0.0
5,800	@	Bravo Brio Restaurant
		Group, Inc.	99,470	0.0
13,550	@,L	Bridgepoint Education,
		Inc.	311,650	0.1
26,160		Brown Shoe Co., Inc.	232,824	0.0
67,460		Brunswick Corp.	1,218,328	0.2
17,080	L	Buckle, Inc.	698,060	0.1
13,200	@,L	Buffalo Wild Wings, Inc.	891,132	0.1
20,980	@	Cabela’s, Inc.	533,312	0.1
44,250		Callaway Golf Co.	244,702	0.0
11,380	@	Capella Education Co.	410,249	0.1
17,800	@	Carrols Restaurant
		Group, Inc.	205,946	0.0
37,190	@	Carter’s, Inc.	1,480,534	0.2
21,220		Cato Corp.	513,524	0.1
4,460	@	Cavco Industries, Inc.	178,668	0.0
14,240		CEC Entertainment,
		Inc.	490,568	0.1
13,500	@,L	Central European
		Media Enterprises Ltd.	88,020	0.0
75,340	@	Charming Shoppes,
		Inc.	369,166	0.1
42,410	@	Cheesecake Factory	1,244,734	0.2
4,980		Cherokee, Inc.	58,117	0.0
18,470	@	Childrens Place Retail
		Stores, Inc.	981,126	0.1
20,680		Christopher & Banks
		Corp.	48,391	0.0
6,027		Churchill Downs, Inc.	314,188	0.1
50,120		Cinemark Holdings, Inc.	926,719	0.1
13,710	@	Citi Trends, Inc.	120,374	0.0
23,100	@,L	Coinstar, Inc.	1,054,284	0.2
48,180	@,L	Collective Brands, Inc.	692,347	0.1
7,610	L	Columbia Sportswear
		Co.	354,245	0.1
13,820	@,L	Conn’s, Inc.	153,402	0.0
33,490		Cooper Tire & Rubber
		Co.	469,195	0.1
9,250		Core-Mark Holding Co.,
		Inc.	366,300	0.1
64,860	@,L	Corinthian Colleges,
		Inc.	140,746	0.0
16,900	@	Cost Plus, Inc.	164,775	0.0
15,330		Cracker Barrel Old
		Country Store	772,785	0.1
54,870	@	CROCS, Inc.	810,430	0.1
6,790		CSS Industries, Inc.	135,257	0.0
97,510	@	Dana Holding Corp.	1,184,747	0.2
65,160	@	Denny’s Corp.	245,002	0.0
4,860		Destination Maternity
		Corp.	81,259	0.0
14,050	@	Digital Generation, Inc.	167,476	0.0
11,300	@	DineEquity, Inc.	476,973	0.1
31,560	@	Domino’s Pizza, Inc.	1,071,462	0.2
10,530	@	Dorman Products, Inc.	388,873	0.1
16,110	@	Drew Industries, Inc.	395,178	0.1
7,525	@	DSW, Inc. - CLASS B	332,680	0.1
183,790	@	Eastman Kodak Co.	119,372	0.0
15,400	@	Entercom
		Communications Corp.	94,710	0.0
14,140		Ethan Allen Interiors,
		Inc.	335,259	0.1
22,750	@	EW Scripps Co.	182,228	0.0
40,520	@	Exide Technologies	106,568	0.0
23,300	@	Express, Inc.	464,602	0.1
36,889		Finish Line	711,404	0.1
4,470	@	Fisher
		Communications, Inc.	128,870	0.0
17,890		Fred’s, Inc.	260,836	0.0
7,820	@	Fuel Systems
		Solutions, Inc.	128,952	0.0
38,310	@	Furniture Brands
		International, Inc.	47,121	0.0
21,040	@	Gaylord Entertainment
		Co.	507,906	0.1
14,430	@	Genesco, Inc.	890,908	0.1
8,710	@	G-III Apparel Group Ltd.	216,966	0.0
13,852	@	Global Sources Ltd.	67,182	0.0
6,700	@	GNC Holdings, Inc.	193,965	0.0
22,710	@	Grand Canyon
		Education, Inc.	362,452	0.1
63,200	@	Gray Television, Inc.	102,384	0.0
12,560		Group 1 Automotive,
		Inc.	650,608	0.1
22,960		Harte-Hanks, Inc.	208,706	0.0
12,850		Haverty Furniture Cos.,
		Inc.	141,093	0.0
19,210	@	Helen of Troy Ltd.	589,747	0.1
8,300	@,L	hhgregg, Inc.	119,935	0.0
18,650	@	Hibbett Sporting Goods,
		Inc.	842,607	0.1
28,900		Hillenbrand, Inc.	645,048	0.1
34,480		HOT Topic, Inc.	227,913	0.0
60,260	@,L	Hovnanian Enterprises,
		Inc.	87,377	0.0
27,100		HSN, Inc.	982,646	0.1
48,250	@	Iconix Brand Group,
		Inc.	785,993	0.1
10,000		International Speedway
		Corp.	253,500	0.0
26,350	@	Interval Leisure Group,
		Inc.	358,624	0.1
14,480	@	iRobot Corp.	432,228	0.1
33,720	@	Jack in the Box, Inc.	704,748	0.1
19,780		Jakks Pacific, Inc.	279,096	0.0
74,600	@	Jamba, Inc.	97,726	0.0
56,340		Jones Group, Inc.	594,387	0.1
18,530	@	JoS. A Bank Clothiers,
		Inc.	903,523	0.1
38,700	@	Journal
		Communications, Inc.	170,280	0.0
15,310	@	K12, Inc.	274,661	0.0
28,400	L	KB Home	190,848	0.0
10,950	@	Kenneth Cole
		Productions, Inc.	115,960	0.0
8,160	@	Kirkland’s, Inc.	108,528	0.0
19,120	@	Knology, Inc.	271,504	0.0
37,300	@	Krispy Kreme
		Doughnuts, Inc.	243,942	0.0
18,200	@	K-Swiss, Inc.	53,144	0.0
42,500	@	La-Z-Boy, Inc.	505,750	0.1
8,300	@	Libbey, Inc.	105,742	0.0
29,600	@	Life Time Fitness, Inc.	1,383,800	0.2
10,200		Lifetime Brands, Inc.	123,828	0.0
36,770	@	Lin TV Corp.	155,537	0.0
11,390		Lincoln Educational
		Services Corp.	89,981	0.0
46,200	@	Lions Gate
		Entertainment Corp.	384,384	0.1
10,400		Lithia Motors, Inc.	227,344	0.0
104,827	@	Live Nation, Inc.	871,112	0.1
63,620	@,L	Liz Claiborne, Inc.	549,041	0.1
17,480	@,L	Lumber Liquidators	308,697	0.1
15,780	@	M/I Homes, Inc.	151,488	0.0
10,800		Mac-Gray Corp.	148,932	0.0
13,480	@	Maidenform Brands,
		Inc.	246,684	0.0
12,780		Marcus Corp.	161,156	0.0
17,800	@	MarineMax, Inc.	116,056	0.0
20,380		Matthews International
		Corp.	640,543	0.1
54,600	@,L	McClatchy Co.	130,494	0.0
12,850	@	McCormick & Schmick’s
		Seafood Restaurants,
		Inc.	112,309	0.0
14,300	L	MDC Holdings, Inc.	252,109	0.0
13,200		MDC Partners, Inc.	178,464	0.0
34,200		Men’s Wearhouse, Inc.	1,108,422	0.2
15,100	L	Meredith Corp.	493,015	0.1
21,110	@	Meritage Homes Corp.	489,541	0.1
29,300	@	Modine Manufacturing
		Co.	277,178	0.0
19,665		Monro Muffler, Inc.	762,805	0.1
31,800	@	Morgans Hotel Group
		Co.	187,620	0.0
8,850		Movado Group, Inc.	160,805	0.0
20,400		National American
		University Holdings,
		Inc.	154,632	0.0
31,900		National CineMedia,
		Inc.	395,560	0.1
57,200	@	New York Times Co.	442,156	0.1
20,940		Nutri/System, Inc.	270,754	0.0
23,550	@,L	O’Charleys, Inc.	129,289	0.0
138,800	@	Office Depot, Inc.	298,420	0.0
52,050	@	OfficeMax, Inc.	236,307	0.0
57,400	@	Orient-Express Hotels
		Ltd.	428,778	0.1
10,260	@	Overstock.com, Inc.	80,438	0.0
4,970		Oxford Industries, Inc.	224,246	0.0
57,390	@	Pacific Sunwear of
		California	98,137	0.0
15,910	@	Papa John’s
		International, Inc.	599,489	0.1
6,340	@,L	Peet’s Coffee & Tea,
		Inc.	397,391	0.1
26,200		Penske Auto Group,
		Inc.	504,350	0.1
31,450		PEP Boys-Manny Moe
		& Jack	345,950	0.1
6,460	@	Perry Ellis International,
		Inc.	91,861	0.0
9,800		PetMed Express, Inc.	101,724	0.0
14,550	L	PF Chang’s China
		Bistro, Inc.	449,741	0.1
64,310	@	Pier 1 Imports, Inc.	895,838	0.1
35,640	@	Pinnacle Entertainment,
		Inc.	362,102	0.1
37,670		Pool Corp.	1,133,867	0.2
63,310	@	Quiksilver, Inc.	228,549	0.0
6,400	@,L	ReachLocal, Inc.	39,552	0.0
11,200	@	Red Robin Gourmet
		Burgers, Inc.	310,240	0.1
36,110		Regis Corp.	597,621	0.1
38,540		Rent-A-Center, Inc.	1,425,980	0.2
6,600	@	Rentrak Corp.	94,248	0.0
42,780	@	Ruby Tuesday, Inc.	295,182	0.0
8,600	@,L	Rue21, Inc.	185,760	0.0
39,102	@	Ruth’s Hospitality
		Group, Inc.	194,337	0.0
29,150		Ryland Group, Inc.	459,404	0.1
100,100	@,L	Saks, Inc.	975,975	0.1
17,420		Scholastic Corp.	522,077	0.1
39,500	@	Scientific Games Corp.	383,150	0.1
36,800	@	Select Comfort Corp.	798,192	0.1
35,480	@	Shuffle Master, Inc.	415,826	0.1
16,110	@	Shutterfly, Inc.	366,664	0.1
38,950		Sinclair Broadcast
		Group, Inc.	441,303	0.1
19,600		Six Flags Entertainment
		Corp.	808,304	0.1
23,840	@	Skechers USA, Inc.	288,941	0.0
9,870		Skyline Corp.	42,934	0.0
61,020	@	Smith & Wesson
		Holding Corp.	266,047	0.0
30,760		Sonic Automotive, Inc.	455,556	0.1
38,380	@	Sonic Corp.	258,297	0.0
48,480		Sotheby’s	1,383,134	0.2
25,330		Spartan Motors, Inc.	121,837	0.0
9,760		Speedway Motorsports,
		Inc.	149,621	0.0
24,960		Stage Stores, Inc.	346,694	0.1

13,650		Standard Motor
		Products, Inc.	273,682	0.0
75,180	@	Standard-Pacific Corp.	239,072	0.0
14,950	@	Stein Mart, Inc.	101,809	0.0
9,780	@	Steiner Leisure Ltd.	443,914	0.1
4,490	@	Steinway Musical
		Instruments	112,430	0.0
25,165	@	Steven Madden Ltd.	868,192	0.1
10,100	@	Stoneridge, Inc.	85,143	0.0
5,700	L	Strayer Education, Inc.	553,983	0.1
10,740		Sturm Ruger & Co., Inc.	359,360	0.1
14,900	@	Summer Infant, Inc.	104,896	0.0
15,060		Superior Industries
		International	249,092	0.0
7,470	@	Systemax, Inc.	122,583	0.0
42,510	@	Talbots, Inc.	113,077	0.0
38,860	@	Tenneco, Inc.	1,157,251	0.2
34,920		Texas Roadhouse, Inc.	520,308	0.1
8,600	@	Tower International,
		Inc.	92,364	0.0
14,730	@	True Religion Apparel,
		Inc.	509,363	0.1
22,360	@	Tuesday Morning Corp.	77,142	0.0
10,950	@	Universal Electronics,
		Inc.	184,727	0.0
13,070	@	Universal Technical
		Institute, Inc.	167,035	0.0
19,660		Vail Resorts, Inc.	832,798	0.1
34,840	@,L	Valassis
		Communications, Inc.	669,973	0.1
26,100	@	Valuevision Media, Inc.	49,068	0.0
6,600	@,L	Vera Bradley, Inc.	212,850	0.0
10,300	@	Vitamin Shoppe, Inc.	410,764	0.1
26,981	@	Warnaco Group, Inc.	1,350,129	0.2
63,420	@	Wet Seal, Inc.	206,749	0.0
6,490		Weyco Group, Inc.	159,330	0.0
19,680	@	Winnebago Industries	145,238	0.0
39,560		Wolverine World Wide,
		Inc.	1,409,918	0.2
14,180	L	World Wrestling
		Entertainment, Inc.	132,158	0.0
14,550	@	Zumiez, Inc.	403,908	0.1
			90,711,550	13.0

		Consumer Staples: 3.8%
5,390		Alico, Inc.	104,404	0.0
56,040	@	Alliance One
		International, Inc.	152,429	0.0
13,940		Andersons, Inc.	608,620	0.1
28,490		B&G Foods, Inc.	685,754	0.1
6,650	@,L	Boston Beer Co., Inc.	721,924	0.1
9,570		Calavo Growers, Inc.	245,758	0.0
11,400		Cal-Maine Foods, Inc.	416,898	0.1
20,073		Casey’s General
		Stores, Inc.	1,033,960	0.2
43,000	@,L	Central European
		Distribution Corp.	188,125	0.0
26,800	@	Central Garden & Pet
		Co.	222,976	0.0
27,820	@	Chiquita Brands
		International, Inc.	232,019	0.0
4,300		Coca-Cola Bottling Co.
		Consolidated	251,765	0.0
76,070	@	Darling International,
		Inc.	1,010,970	0.1
14,680		Diamond Foods, Inc.	473,724	0.1
23,800	@	Dole Food Co., Inc.	205,870	0.0
17,090	@	Elizabeth Arden, Inc.	633,014	0.1
26,110		Fresh Del Monte
		Produce, Inc.	653,011	0.1
16,100	@	Fresh Market, Inc.	642,390	0.1
29,330	@	Hain Celestial Group,
		Inc.	1,075,238	0.2
46,380	@,L	Heckmann Corp.	308,427	0.0
15,460		Imperial Sugar Co.	55,192	0.0
10,440		Ingles Markets, Inc.	157,226	0.0
5,370		Inter Parfums, Inc.	83,557	0.0
10,120		J&J Snack Foods Corp.	539,194	0.1
13,793		Lancaster Colony Corp.	956,407	0.1
5,580	@	Medifast, Inc.	76,558	0.0
5,530		Nash Finch Co.	161,918	0.0
7,100	@	National Beverage
		Corp.	114,097	0.0
40,270		Nu Skin Enterprises,
		Inc.	1,955,914	0.3
7,400	@	Nutraceutical
		International Corp.	83,768	0.0
5,100		Oil-Dri Corp. of America	103,224	0.0
9,810	@	Pantry, Inc.	117,426	0.0
34,100	@	Pilgrim’s Pride Corp.	196,416	0.0
29,480	@	Prestige Brands
		Holdings, Inc.	332,240	0.1
12,260		Pricesmart, Inc.	853,173	0.1
18,500	@	Primo Water Corp.	56,240	0.0
350,300	@	Rite Aid Corp.	441,378	0.1
33,470		Ruddick Corp.	1,427,161	0.2
17,640	L	Sanderson Farms, Inc.	884,293	0.1
6,230	@	Seneca Foods Corp.	160,859	0.0
40,710	@	Smart Balance, Inc.	218,206	0.0
21,000		Snyders-Lance, Inc.	472,500	0.1
20,340		Spartan Stores, Inc.	376,290	0.1
12,200	@	Spectrum Brands
		Holdings, Inc.	334,280	0.1
54,550	@,L	Star Scientific, Inc.	118,919	0.0
19,136		Tootsie Roll Industries,
		Inc.	452,949	0.1
26,310	@	TreeHouse Foods, Inc.	1,720,148	0.3
34,430	@	United Natural Foods,
		Inc.	1,377,544	0.2
15,870		Universal Corp.	729,385	0.1
5,050	@,L	USANA Health
		Sciences, Inc.	153,368	0.0
29,381	L	Vector Group Ltd.	521,806	0.1
3,210		Village Super Market	91,324	0.0
10,690		WD-40 Co.	431,983	0.1
8,100		Weis Markets, Inc.	323,514	0.1
37,700	@	Winn-Dixie Stores, Inc.	353,626	0.1
			26,299,359	3.8

		Energy: 6.6%
69,300	@,L	Abraxas Petroleum
		Corp.	228,690	0.0
8,500	@,L	Amyris, Inc.	98,090	0.0
5,270		Apco Oil and Gas
		International, Inc.	430,664	0.1
13,400	@	Approach Resources,
		Inc.	394,094	0.1
28,570	@,L	ATP Oil & Gas Corp.	210,275	0.0
18,220	@	Basic Energy Services,
		Inc.	358,934	0.1
39,670		Berry Petroleum Co.	1,666,933	0.2
29,660	@	Bill Barrett Corp.	1,010,516	0.2
71,870	@,L	BPZ Energy, Inc.	204,111	0.0
28,730		Bristow Group, Inc.	1,361,515	0.2
68,880	@	Cal Dive International,
		Inc.	154,980	0.0
32,100	@	Callon Petroleum Co.	159,537	0.0
18,000	@	Carrizo Oil & Gas, Inc.	474,300	0.1
51,830	@,L	Cheniere Energy, Inc.	450,403	0.1
3,400	@	Clayton Williams
		Energy, Inc.	257,992	0.0
24,040	@,L	Clean Energy Fuels
		Corp.	299,538	0.1
26,200	@	Cloud Peak Energy,
		Inc.	506,184	0.1
55,940	@	Complete Production
		Services, Inc.	1,877,346	0.3
21,300	@	Comstock Resources,
		Inc.	325,890	0.1
9,120	@	Contango Oil & Gas
		Co.	530,602	0.1
43,000	@	Crimson Exploration,
		Inc.	122,980	0.0
24,720		Crosstex Energy, Inc.	312,461	0.1
53,800		CVR Energy, Inc.	1,007,674	0.2
8,970	@	Dawson Geophysical
		Co.	354,584	0.1
7,800		Delek US Holdings, Inc.	88,998	0.0
43,650	@	DHT Maritime, Inc.	32,301	0.0
25,420	@	Dril-Quip, Inc.	1,673,144	0.2
15,450	@,L	Endeavour International
		Corp.	134,261	0.0
22,200	@	Energy Partners Ltd.	324,120	0.1
50,600	@,L	Energy XXI Bermuda
		Ltd.	1,613,128	0.2
28,500	@,L	Exterran Holdings, Inc.	259,350	0.0
18,300	L	Frontline Ltd.	78,507	0.0
40,690	@	FX Energy, Inc.	195,312	0.0
51,600	@	Gastar Exploration Ltd.	164,088	0.0
9,800	@	Georesources, Inc.	287,238	0.0
8,900	@,L	Gevo, Inc.	55,981	0.0
11,200	@	Global Geophysical
		Services, Inc.	75,264	0.0
31,300	@,L	GMX Resources, Inc.	39,125	0.0
32,130		Golar LNG Ltd.	1,428,179	0.2
17,190	@,L	Goodrich Petroleum
		Corp.	236,019	0.0
15,700	@	Green Plains
		Renewable Energy, Inc.	153,232	0.0
6,490		Gulf Island Fabrication,
		Inc.	189,573	0.0
14,020	@	Gulfmark Offshore, Inc.	588,980	0.1
26,600	@	Gulfport Energy Corp.	783,370	0.1
25,400	@	Harvest Natural
		Resources, Inc.	187,452	0.0
77,700	@	Helix Energy Solutions
		Group, Inc.	1,227,660	0.2
76,490	@	Hercules Offshore, Inc.	339,616	0.1
17,140	@	Hornbeck Offshore
		Services, Inc.	531,683	0.1
7,500	@,L	Houston American
		Energy Corp.	91,425	0.0
110,000	@,L	Hyperdynamics Corp.	269,500	0.0
84,580	@	ION Geophysical Corp.	518,475	0.1
19,290	@,L	James River Coal Co.	133,487	0.0
98,510	@	Key Energy Services,
		Inc.	1,523,950	0.2
9,740	L	Knightsbridge Tankers
		Ltd.	133,146	0.0
148,200	@	Kodiak Oil & Gas Corp.	1,407,900	0.2
25,000	@,L	L&L Energy, Inc.	64,750	0.0
22,320		Lufkin Industries, Inc.	1,502,359	0.2
74,600	@,L	Magnum Hunter
		Resources Corp.	402,094	0.1
16,960	@	Matrix Service Co.	160,102	0.0
60,470	@,L	McMoRan Exploration
		Co.	879,839	0.1
22,300	@,L	Miller Energy
		Resources, Inc.	62,217	0.0
9,210	@	Natural Gas Services
		Group, Inc.	133,177	0.0
53,740	@	Newpark Resources	510,530	0.1
30,480		Nordic American
		Tanker Shipping	365,455	0.1
33,420	@,L	Northern Oil And Gas,
		Inc.	801,412	0.1
33,600	@	Oasis Petroleum, Inc.	977,424	0.1
15,800	L	Overseas Shipholding
		Group, Inc.	172,694	0.0
2,150	@	OYO Geospace Corp.	166,259	0.0
4,890		Panhandle Oil and Gas,
		Inc.	160,441	0.0
44,300	@	Parker Drilling Co.	317,631	0.1
52,800	@,L	Patriot Coal Corp.	447,216	0.1
28,880		Penn Virginia Corp.	152,775	0.0
12,910	@	Petroleum
		Development Corp.	453,270	0.1
31,710	@,L	Petroquest Energy, Inc.	209,286	0.0
8,960	@	PHI, Inc.	222,656	0.0
35,200	@	Pioneer Drilling Co.	340,736	0.1
218,500	@	Rentech, Inc.	286,235	0.0
28,600	@,L	Resolute Energy Corp.	308,880	0.1
22,530	@	Rex Energy Corp.	332,543	0.1
6,800	@	RigNet, Inc.	113,832	0.0
32,620	@	Rosetta Resources, Inc.	1,418,970	0.2
18,400	@	Scorpio Tankers, Inc.	89,976	0.0
23,500	@	SemGroup Corp.	612,410	0.1
25,140	L	Ship Finance
		International Ltd.	234,808	0.0
7,500	@,L	Solazyme, Inc.	89,250	0.0
26,980	@	Stone Energy Corp.	711,732	0.1
22,660	@	Swift Energy Co.	673,455	0.1
65,420	@	Syntroleum Corp.	62,803	0.0
8,900		Targa Resources Corp.	362,141	0.1
15,540	@,L	Teekay Tankers Ltd.	54,701	0.0
17,400	@	Tesco Corp.	219,936	0.0
47,570	@	Tetra Technologies,
		Inc.	444,304	0.1
27,000	@	Triangle Petroleum
		Corp.	161,190	0.0
55,900	@,L	Uranerz Energy Corp.	101,738	0.0
44,490	@,L	Uranium Energy Corp.	136,139	0.0
57,000	@	Uranium Resources,
		Inc.	41,382	0.0
157,500	@,L	Ur-Energy, Inc.	135,293	0.0
73,830	@	USEC, Inc.	84,166	0.0
38,570	@	Vaalco Energy, Inc.	232,963	0.0
139,250	@	Vantage Drilling Co.	161,530	0.0
20,490	@	Venoco, Inc.	138,717	0.0
17,040		W&T Offshore, Inc.	361,418	0.1
55,520	@	Warren Resources, Inc.	180,995	0.0
43,980	@	Western Refining, Inc.	584,494	0.1
8,500	@	Westmoreland Coal Co.	108,375	0.0
18,400	@	Willbros Group, Inc.	67,528	0.0
46,340		World Fuel Services
		Corp.	1,945,353	0.3
28,100	@	Zion Oil & Gas, Inc.	62,101	0.0
			46,584,438	6.6

		Financials: 21.9%
12,150		1st Source Corp.	307,760	0.1
28,700	@	1st United Bancorp, Inc.	159,285	0.0
23,696		Acadia Realty Trust	477,237	0.1
35,560		Advance America Cash
		Advance Centers, Inc.	318,262	0.1
4,600		Agree Realty Corp.	112,148	0.0
1,450		Alexander’s, Inc.	536,544	0.1
62,780	L	Alterra Capital Holdings
		Ltd.	1,483,491	0.2
24,200		American Assets Trust,
		Inc.	496,342	0.1
40,819		American Campus
		Communities, Inc.	1,712,765	0.3
36,920		American Equity
		Investment Life Holding
		Co.	383,968	0.1
6,200	@	American Safety
		Insurance Holdings Ltd.	134,850	0.0
23,405	@	Ameris Bancorp.	240,603	0.0
13,520	@	Amerisafe, Inc.	314,340	0.1
12,430		Amtrust Financial
		Services, Inc.	295,213	0.1
77,580		Anworth Mortgage
		Asset Corp.	487,202	0.1
21,700		Apollo Commercial
		Real Estate Finance,
		Inc.	284,921	0.0
137,410		Apollo Investment Corp.	884,920	0.1
19,090		Argo Group
		International Holdings
		Ltd.	552,846	0.1
4,500		Arlington Asset
		Investment Corp.	95,985	0.0
38,900		ARMOUR Residential
		REIT, Inc.	274,245	0.0
5,545		Arrow Financial Corp.	129,975	0.0
19,300	L	Artio Global Investors,
		Inc.	94,184	0.0
27,910		Ashford Hospitality
		Trust, Inc.	223,280	0.0
21,680		Associated Estates
		Realty Corp.	345,796	0.1
63,180		Astoria Financial Corp.	536,398	0.1
5,180	@	Avatar Holdings, Inc.	37,192	0.0
5,850		Bancfirst Corp.	219,609	0.0
17,450	@	Bancorp, Inc.	126,163	0.0
33,000		Bancorpsouth, Inc.	363,660	0.1
36,550		Bank Mutual Corp.	116,229	0.0
20,280		Bank of the Ozarks, Inc.	600,896	0.1
28,300		BankFinancial Corp.	156,216	0.0
14,200		Banner Corp.	243,530	0.0
19,850	@	BBCN Bancorp, Inc.	187,583	0.0
21,750	@	Beneficial Mutual
		Bancorp, Inc.	181,830	0.0
9,510		Berkshire Hills
		Bancorp., Inc.	211,027	0.0
57,240	L	BGC Partners, Inc.	340,006	0.1
100,090		BioMed Realty Trust,
		Inc.	1,809,627	0.3
51,550		BlackRock Kelso
		Capital Corp.	420,648	0.1
18,880		Banco Latinoamericano
		de Exportaciones S.A.	303,024	0.1
7,500	@	BofI Holding, Inc.	121,875	0.0
30,800		Boston Private
		Financial Holdings, Inc.	244,552	0.0
3,630		Bridge Bancorp, Inc.	72,237	0.0
16,270		OceanFirst Financial
		Corp.	212,649	0.0
28,340		Brookline Bancorp., Inc.	239,190	0.0
10,600		Bryn Mawr Bank Corp.	206,594	0.0
10,270		Calamos Asset
		Management, Inc.	128,478	0.0
5,440		Camden National Corp.	177,344	0.0
14,200	L	Campus Crest
		Communities, Inc.	142,852	0.0
2,120		Capital Southwest
		Corp.	172,886	0.0
53,430		Capital Lease Funding,
		Inc.	215,857	0.0
42,740		Capstead Mortgage
		Corp.	531,686	0.1
20,190		Cardinal Financial
		Corp.	216,841	0.0
24,280		Cash America
		International, Inc.	1,132,176	0.2
49,420		Cathay General
		Bancorp.	737,841	0.1
104,770		CBL & Associates
		Properties, Inc.	1,644,889	0.2
54,070		Cedar Shopping
		Centers, Inc.	233,042	0.0
19,070		Centerstate Banks of
		Florida, Inc.	126,243	0.0
18,100		Chatham Lodging Trust	195,118	0.0
16,330		Chemical Financial
		Corp.	348,156	0.1
7,000		Chesapeake Lodging
		Trust	108,220	0.0
5,260		Citizens & Northern
		Corp.	97,152	0.0
21,470	@	Citizens, Inc.	208,044	0.0
11,240		City Holding Co.	380,924	0.1
16,900		Clifton Savings
		Bancorp, Inc.	156,832	0.0
6,460		CNB Financial Corp.	101,939	0.0
146,900	@	CNO Financial Group,
		Inc.	926,939	0.1
39,010		CoBiz Financial, Inc.	225,088	0.0
44,150		Cogdell Spencer, Inc.	187,638	0.0
8,670	L	Cohen & Steers, Inc.	250,563	0.0
46,990		Colonial Properties
		Trust	980,211	0.1
8,900		Colony Financial, Inc.	139,819	0.0
25,830		Columbia Banking
		System, Inc.	497,744	0.1
21,790		Community Bank
		System, Inc.	605,762	0.1
11,490		Community Trust
		Bancorp., Inc.	338,036	0.1
17,730	L	Compass Diversified
		Trust	219,675	0.0
2,820	L	Consolidated-Tomoka
		Land Co.	76,337	0.0
54,098		Cousins Properties, Inc.	346,768	0.1
42,500	@	Cowen Group, Inc.	110,075	0.0
4,650	@	Credit Acceptance
		Corp.	382,602	0.1
14,300		CreXus Investment
		Corp.	148,434	0.0
70,350		CubeSmart	748,524	0.1
53,420		CVB Financial Corp.	535,803	0.1
38,150	L	CYS Investments, Inc.	501,291	0.1
125,790		DCT Industrial Trust,
		Inc.	644,045	0.1
27,040		Delphi Financial Group	1,197,872	0.2
24,660	@	DFC Global Corp.	445,360	0.1
114,495		DiamondRock
		Hospitality Co.	1,103,732	0.2
17,910		Dime Community
		Bancshares	225,666	0.0
9,700		Donegal Group, Inc.	137,352	0.0
80,200	@	Doral Financial Corp.	76,671	0.0
18,180		Duff & Phelps Corp.	263,610	0.0
39,230		DuPont Fabros
		Technology, Inc.	950,151	0.1
25,050		Dynex Capital, Inc.	228,707	0.0
13,200	@	Eagle Bancorp, Inc.	191,928	0.0
23,220		EastGroup Properties,
		Inc.	1,009,606	0.2
14,700		Edelman Financial
		Group Inc.	96,579	0.0
49,010		Education Realty Trust,
		Inc.	501,372	0.1
13,380	@,L	eHealth, Inc.	196,686	0.0
28,430		Employers Holdings,
		Inc.	514,299	0.1
12,060	@	Encore Capital Group,
		Inc.	256,396	0.0
4,020	@	Enstar Group Ltd.	394,764	0.1
11,250		Enterprise Financial
		Services Corp.	166,500	0.0
35,910		Entertainment
		Properties Trust	1,569,626	0.2
10,760		Epoch Holding Corp.	239,195	0.0
19,630		Equity Lifestyle
		Properties, Inc.	1,309,125	0.2
22,970		Equity One, Inc.	390,031	0.1
11,692		ESB Financial Corp.	164,506	0.0
8,050		ESSA Bancorp, Inc.	84,283	0.0
10,630		Evercore Partners, Inc.	282,971	0.0
29,000		Excel Trust, Inc.	348,000	0.1
61,050		Extra Space Storage,
		Inc.	1,479,241	0.2
32,960	@	Ezcorp, Inc.	869,155	0.1
7,800		Federal Agricultural
		Mortgage Corp.	140,556	0.0
9,070		FBL Financial Group,
		Inc.	308,561	0.1
63,320	@	FelCor Lodging Trust,
		Inc.	193,126	0.0
30,670		Fifth Street Finance
		Corp.	293,512	0.1
20,100	@	Financial Engines, Inc.	448,833	0.1
81,100		First American
		Financial Corp.	1,027,537	0.2
10,590		First Bancorp.	118,079	0.0
37,230		First Busey Corp.	186,150	0.0
21,850	@	First Cash Financial
		Services, Inc.	766,716	0.1
50,920		First Commonwealth
		Financial Corp.	267,839	0.0
6,700		First Community
		Bancshares, Inc.	83,616	0.0
38,080		First Financial Bancorp.	633,651	0.1
22,965		First Financial
		Bankshares, Inc.	767,720	0.1
9,230		First Financial Corp.	307,174	0.1
12,600		First Financial Holdings,
		Inc.	112,518	0.0
41,710	@	First Industrial Realty
		Trust, Inc.	426,693	0.1
72,050	@	First Marblehead Corp.	84,298	0.0
19,220		First Merchants Corp.	162,793	0.0
48,230		First Midwest Bancorp.,
		Inc.	488,570	0.1
3,070		First of Long Island
		Corp.	80,802	0.0
23,070		First Potomac Realty
		Trust	301,063	0.1
68,895		FirstMerit Corp.	1,042,381	0.2
35,760		Flagstone Reinsurance
		Holdings S.A.	296,450	0.1
20,700		Flushing Financial
		Corp.	261,441	0.0
68,166		FNB Corp.	770,957	0.1
21,870	@	Forestar Real Estate
		Group, Inc.	330,893	0.1
38,170		Franklin Street
		Properties Corp.	379,792	0.1
4,640		GAMCO Investors, Inc.	201,794	0.0
13,020		Getty Realty Corp.	181,629	0.0
41,710		GFI Group, Inc.	171,845	0.0
45,460		Glacier Bancorp., Inc.	546,884	0.1
19,340		Gladstone Capital Corp.	147,564	0.0
13,790		Gladstone Commercial
		Corp.	242,014	0.0
54,120		Glimcher Realty Trust	497,904	0.1
6,093	@	Global Indemnity PLC	120,824	0.0
13,400	L	Golub Capital BDC, Inc.	207,700	0.0
16,000		Government Properties
		Income Trust	360,800	0.1
10,290		Great Southern
		Bancorp., Inc.	242,741	0.0
19,750	@	Greenlight Capital Re
		Ltd.	467,483	0.1
11,200	@	Hallmark Financial
		Services, Inc.	78,288	0.0
48,038		Hancock Holding Co.	1,535,775	0.2
6,760		Harleysville Group, Inc.	382,413	0.1
48,940	L	Hatteras Financial
		Corp.	1,290,548	0.2
38,330		Healthcare Realty
		Trust, Inc.	712,555	0.1
8,120		Heartland Financial
		USA, Inc.	124,561	0.0
33,755		Hercules Technology
		Growth Capital, Inc.	318,647	0.1
72,100		Hersha Hospitality Trust	351,848	0.1
8,000	@	HFF, Inc.	82,640	0.0
42,316		Highwoods Properties,
		Inc.	1,255,516	0.2
23,920	@	Hilltop Holdings, Inc.	202,124	0.0
13,424		Home Bancshares, Inc.	347,816	0.1
27,150		Home Properties, Inc.	1,563,026	0.2
26,670		Horace Mann
		Educators Corp.	365,646	0.1
3,600		Hudson Pacific
		Properties, Inc.	50,976	0.0
9,493		Hudson Valley Holding
		Corp.	201,441	0.0
18,090		IBERIABANK Corp.	891,837	0.1
29,650	@	ICG Group, Inc.	228,898	0.0
4,400		IDT Corp.	41,272	0.0
33,900	@	Imperial Holdings, Inc.	63,732	0.0
12,100		Independent Bank
		Corp.	330,209	0.1
8,050		Infinity Property &
		Casualty Corp.	456,757	0.1
49,300		Inland Real Estate
		Corp.	375,173	0.1
17,200	L	Insmed Inc.	52,460	0.0
35,630		International
		Bancshares Corp.	653,276	0.1
7,855	@	Intl. FCStone, Inc.	185,142	0.0
62,150		Invesco Mortgage
		Capital, Inc.	873,208	0.1
28,900	@	Investment Technology
		Group, Inc.	312,409	0.1
28,350	@	Investors Bancorp, Inc.	382,158	0.1
50,100		Investors Real Estate
		Trust	365,480	0.1
65,110	@,L	iStar Financial, Inc.	344,432	0.1
4,881	L	Kansas City Life
		Insurance Co.	160,194	0.0
22,470		KBW, Inc.	341,095	0.1
9,900		Kearny Financial Corp.	94,050	0.0
27,400	@	Kemet Corp.	193,170	0.0
33,300		Kennedy-Wilson
		Holdings, Inc.	352,314	0.1
37,330		Kilroy Realty Corp.	1,421,153	0.2
47,700		Kite Realty Group Trust	215,127	0.0
65,100	@	Knight Capital Group,
		Inc.	769,482	0.1
16,300		Kohlberg Capital Corp.	102,853	0.0
14,825		Lakeland Bancorp, Inc.	127,792	0.0
11,670		Lakeland Financial
		Corp.	301,903	0.1
53,400		LaSalle Hotel
		Properties	1,292,814	0.2
57,635		Lexington Realty Trust	431,686	0.1
15,620		LTC Properties, Inc.	482,033	0.1
43,600		Maiden Holdings Ltd.	381,936	0.1
10,850		Main Street Capital
		Corp.	230,454	0.0
17,120		MainSource Financial
		Group, Inc.	151,170	0.0
18,770		MarketAxess Holdings,
		Inc.	565,165	0.1
34,500		MB Financial Corp.	589,950	0.1
48,600		MCG Capital Corp.	193,914	0.0
31,600		Meadowbrook
		Insurance Group, Inc.	337,488	0.1
20,800		Medallion Financial
		Corp.	236,704	0.0
68,080		Medical Properties
		Trust, Inc.	671,950	0.1
21,100		Medley Capital Corp.	219,440	0.0
5,270		Merchants Bancshares,
		Inc.	153,884	0.0
225,320		MFA Mortgage
		Investments, Inc.	1,514,150	0.2
143,150	@	MGIC Investment Corp.	533,950	0.1
22,820		Mid-America Apartment
		Communities, Inc.	1,427,391	0.2
6,100		Midsouth Bancorp, Inc.	79,361	0.0
48,060		Montpelier Re Holdings
		Ltd.	853,065	0.1
46,600	@	MPG Office Trust, Inc.	92,734	0.0
14,950		MVC Capital, Inc.	173,271	0.0
3,320		National Bankshares,
		Inc.	92,694	0.0
29,880	@	National Financial
		Partners Corp.	403,978	0.1
15,810		National Health
		Investors, Inc.	695,324	0.1
8,490		National Interstate
		Corp.	209,448	0.0
82,810		National Penn
		Bancshares, Inc.	698,916	0.1
61,820		National Retail
		Properties, Inc.	1,630,812	0.2
1,365		National Western Life
		Insurance Co.	185,858	0.0
7,530	@	Navigators Group, Inc.	359,030	0.1
22,730		NBT Bancorp., Inc.	503,015	0.1
17,700		Nelnet, Inc.	433,119	0.1
37,700		Newcastle Investment
		Corp.	175,305	0.0
21,000	@	NewStar Financial, Inc.	213,570	0.0
22,470		NGP Capital Resources
		Co.	161,559	0.0
10,080		Northfield Bancorp, Inc.	142,733	0.0
89,888		Northstar Realty
		Finance Corp.	428,766	0.1
71,570		Northwest Bancshares,
		Inc.	890,331	0.1
59,150	@	Ocwen Financial Corp.	856,492	0.1
58,330		Old National Bancorp.	679,544	0.1
69,180		Omega Healthcare
		Investors, Inc.	1,338,633	0.2
22,700	@	OmniAmerican
		Bancorp, Inc.	356,390	0.1
11,200		One Liberty Properties,
		Inc.	184,800	0.0
4,560		Oppenheimer Holdings,
		Inc.	73,416	0.0
19,650		Oriental Financial
		Group	237,961	0.0
51,275		Oritani Financial Corp.	654,782	0.1
5,670		Orrstown Financial
		Services, Inc.	46,778	0.0
17,340		PacWest Bancorp	328,593	0.1
7,360	L	Park National Corp.	478,842	0.1
33,800	@	Park Sterling Corp.	137,904	0.0
8,490		Parkway Properties,
		Inc.	83,711	0.0
20,100		Pebblebrook Hotel
		Trust	385,518	0.1
19,130		PennantPark
		Investment Corp.	193,022	0.0
36,180		Pennsylvania Real
		Estate Investment Trust	377,719	0.1
13,300		Pennymac Mortgage
		Investment Trust	221,046	0.0
11,920		Peoples Bancorp., Inc.	176,535	0.0
32,490	@	PHH Corp.	347,643	0.1
80,910	@	Phoenix Cos., Inc.	135,929	0.0
13,590	@	Pico Holdings, Inc.	279,682	0.0
22,580	@	Pinnacle Financial
		Partners, Inc.	364,667	0.1
12,430	@	Piper Jaffray Cos.	251,086	0.0
28,640		Platinum Underwriters
		Holdings Ltd.	976,910	0.1
12,420	@	Portfolio Recovery
		Associates, Inc.	838,598	0.1
34,517		Post Properties, Inc.	1,509,083	0.2

29,710		Potlatch Corp.	924,278	0.1
14,880		Presidential Life Corp.	148,651	0.0
16,300		Primerica, Inc.	378,812	0.1
–	@	Primus Guaranty Ltd.	–	–
29,520		PrivateBancorp, Inc.	324,130	0.1
19,341		ProAssurance Corp.	1,543,799	0.2
45,790		Prospect Capital Corp.	425,389	0.1
36,200		Prosperity Bancshares,
		Inc.	1,460,670	0.2
38,970		Provident Financial
		Services, Inc.	521,808	0.1
26,420		Provident New York
		Bancorp	175,429	0.0
10,890		PS Business Parks, Inc.	603,633	0.1
88,900		Radian Group, Inc.	208,026	0.0
22,016		RAIT Financial Trust	104,576	0.0
23,290		Ramco-Gershenson
		Properties	228,941	0.0
55,780		Redwood Trust, Inc.	567,840	0.1
14,930		Renasant Corp.	223,950	0.0
5,660		Republic Bancorp., Inc.	129,614	0.0
32,150		Resource Capital Corp.	180,361	0.0
28,800		Retail Opportunity
		Investments	340,992	0.1
12,490		RLI Corp.	910,021	0.1
20,300		RLJ Lodging Trust	341,649	0.1
14,990		Rockville Financial, Inc.	155,296	0.0
12,070		Roma Financial Corp.	118,769	0.0
15,760	L	S&T Bancorp, Inc.	308,108	0.1
13,200		Sabra Healthcare REIT,
		Inc.	159,588	0.0
18,093	@	Safeguard Scientifics,
		Inc.	285,688	0.0
9,020		Safety Insurance
		Group, Inc.	365,130	0.1
16,840		Sandy Spring Bancorp,
		Inc.	295,542	0.1
3,470		Saul Centers, Inc.	122,907	0.0
7,580		SCBT Financial Corp.	219,896	0.0
18,820		SeaBright Insurance
		Holdings, Inc.	143,973	0.0
37,990		Selective Insurance
		Group	673,563	0.1
8,150		Sierra Bancorp.	71,720	0.0
31,700	@	Signature Bank	1,901,683	0.3
11,510		Simmons First National
		Corp.	312,957	0.1
13,300		Solar Capital Ltd.	293,797	0.1
17,600		Solar Senior Capital
		Ltd.	277,200	0.0
10,077		Southside Bancshares,
		Inc.	218,268	0.0
11,840	@	Southwest Bancorp.,
		Inc.	70,566	0.0
17,240		Sovran Self Storage,
		Inc.	735,631	0.1
27,600		STAG Industrial, Inc.	316,572	0.1
57,350		Starwood Property
		Trust, Inc.	1,061,548	0.2
10,080		State Auto Financial
		Corp.	136,987	0.0
16,600		State Bancorp, Inc.	202,520	0.0
21,500	@	State Bank Financial
		Corp.	324,865	0.1
12,670		StellarOne Corp.	144,185	0.0
18,850		Sterling Bancorp.	162,864	0.0
13,800	@,L	Sterling Financial Corp.	230,460	0.0
11,900		Stewart Information
		Services Corp.	137,445	0.0
34,685	@	Stifel Financial Corp.	1,111,654	0.2
113,020	@	Strategic Hotel Capital,
		Inc.	606,917	0.1
7,930	@	Suffolk Bancorp	85,565	0.0
36,800		Summit Hotel
		Properties, Inc.	347,392	0.1
14,140		Sun Communities, Inc.	516,534	0.1
62,114	@	Sunstone Hotel
		Investors, Inc.	506,229	0.1
116,212		Susquehanna
		Bancshares, Inc.	973,857	0.1
30,560	@	SVB Financial Group	1,457,406	0.2
28,030		SWS Group, Inc.	192,566	0.0
8,040		SY Bancorp., Inc.	165,061	0.0
30,100		Symetra Financial
		Corp.	273,007	0.0
60,400		Tanger Factory Outlet
		Centers, Inc.	1,770,928	0.3
8,290	@	Tejon Ranch Co.	202,939	0.0
9,700		Terreno Realty Corp.	146,858	0.0
6,750		Territorial Bancorp, Inc.	133,312	0.0
19,540	@	Texas Capital
		Bancshares, Inc.	598,119	0.1
22,600		THL Credit, Inc.	275,946	0.0
19,800		TICC Capital Corp.	171,270	0.0
4,606	L	Tompkins Financial
		Corp.	177,377	0.0
9,620		Tower Bancorp, Inc.	274,555	0.0
25,954		Tower Group, Inc.	523,492	0.1
16,560		TowneBank	202,694	0.0
15,700	L	Triangle Capital Corp.	300,184	0.1
10,390		Trico Bancshares	147,746	0.0
50,250		Trustco Bank Corp.	281,902	0.0
48,850		Trustmark Corp.	1,186,567	0.2
91,200		Two Harbors
		Investment Corp.	842,688	0.1
23,310		UMB Financial Corp.	868,298	0.1
16,100		UMH Properties, Inc.	149,891	0.0
89,160		Umpqua Holdings Corp.	1,104,692	0.2
12,670		Union First Market
		Bankshares Corp.	168,384	0.0
25,080	L	United Bankshares, Inc.	709,012	0.1
10,340		United Financial
		Bancorp, Inc.	166,371	0.0
18,520		United Fire & Casualty
		Co.	373,734	0.1
6,440		Universal Health Realty
		Income Trust	251,160	0.0
11,460		Univest Corp. of
		Pennsylvania	167,774	0.0
14,040		Urstadt Biddle
		Properties, Inc.	253,843	0.0
11,756		ViewPoint Financial
		Group	152,946	0.0
6,280	@	Virtus Investment
		Partners	477,343	0.1
19,271		Walter Investment
		Management Corp.	395,248	0.1
11,800		Washington Banking
		Co.	140,538	0.0
44,940		Washington Real
		Estate Investment Trust	1,229,109	0.2
11,810		Washington Trust
		Bancorp, Inc.	281,787	0.0
51,760		Webster Financial
		Corp.	1,055,386	0.2
16,970		WesBanco, Inc.	330,406	0.1
11,520		West BanCorp., Inc.	110,362	0.0
10,300		West Coast Bancorp	160,680	0.0
22,070		Westamerica Bancorp.	968,873	0.1
39,640	@	Western Alliance
		Bancorp.	246,957	0.0
23,960		Westfield Financial, Inc.	176,346	0.0
4,280		Westwood Holdings
		Group, Inc.	156,434	0.0
19,500		Whitestone REIT	232,050	0.0
9,850		Winthrop Realty Trust	100,175	0.0
20,940		Wintrust Financial Corp.	587,367	0.1
10,660	@	World Acceptance,
		Corp.	783,510	0.1
5,880		WSFS Financial Corp.	211,445	0.0
			153,107,889	21.9

		Health Care: 12.8%
12,180	@	Abaxism, Inc.	337,021	0.1
20,080	@	Abiomed, Inc.	370,878	0.1
39,986	@	Accelrys, Inc.	268,706	0.0
25,700	@,L	Accretive Health, Inc.	590,586	0.1
36,903	@	Accuray, Inc.	156,100	0.0
31,200	@,L	Achillion
		Pharmaceuticals, Inc.	237,744	0.0
26,160	@	Acorda Therapeutics,
		Inc.	623,654	0.1
13,500	@	Aegerion
		Pharmaceuticals, Inc.	225,990	0.0
41,000	@	Affymetrix, Inc.	167,690	0.0
6,820	@	Air Methods Corp.	575,949	0.1
26,950	@	Akorn, Inc.	299,684	0.1
17,250	@	Albany Molecular
		Research, Inc.	50,542	0.0
38,750	@	Align Technology, Inc.	919,344	0.1
69,970	@	Alkermes PLC	1,214,679	0.2
41,330	@	Allos Therapeutics, Inc.	58,689	0.0
5,870	@	Almost Family, Inc.	97,325	0.0
23,950	@,L	Alnylam
		Pharmaceuticals, Inc.	195,192	0.0
49,040	@	Alphatec Holdings, Inc.	84,349	0.0
14,340	@	AMAG
		Pharmaceuticals, Inc.	271,169	0.1
20,190	@	Amedisys, Inc.	220,273	0.0
12,020	@	American Dental
		Partners, Inc.	226,337	0.0
20,910	@	AMN Healthcare
		Services, Inc.	92,631	0.0
13,300	@,L	Ampio
		Pharmaceuticals, Inc.	56,791	0.0
20,140	@	Amsurg Corp.	524,446	0.1
44,095	@,L	Anacor
		Pharmaceuticals, Inc.	273,389	0.1
7,800		Analogic Corp.	447,096	0.1
18,000	@	Angiodynamics, Inc.	266,580	0.0
93,600	@	Antares Pharma, Inc.	205,920	0.0
19,600	@,L	Anthera
		Pharmaceuticals, Inc.	120,344	0.0
10,080	@	Ardea Biosciences, Inc.	169,445	0.0
96,800	@	Ariad Pharmaceuticals,
		Inc.	1,185,800	0.2
22,370	@	Arqule, Inc.	126,167	0.0
70,130	@	Array Biopharma, Inc.	151,481	0.0
16,500	@	Arthrocare Corp.	522,720	0.1
12,020		Assisted Living
		Concepts, Inc.	178,978	0.0
63,130	@	Astex Pharmaceuticals	119,316	0.0
24,180	@	Athenahealth, Inc.	1,187,722	0.2
830		Atrion Corp.	199,391	0.0
25,720	@	Auxilium
		Pharmaceuticals, Inc.	512,600	0.1
68,300	@	AVANIR
		Pharmaceuticals, Inc.	140,015	0.0
17,200	@,L	AVEO
		Pharmaceuticals, Inc.	295,840	0.1
98,700	@	AVI BioPharma, Inc.	73,532	0.0
36,290	@	BioCryst
		Pharmaceuticals, Inc.	89,636	0.0
17,444	@,L	Biolase Technology,
		Inc.	44,831	0.0
12,540	@	Bio-Reference Labs,
		Inc.	204,026	0.0
143,900	@	Biosante
		Pharmaceuticals, Inc.	72,252	0.0
27,210		BioScrip, Inc.	148,567	0.0
30,200	@,L	Biotime, Inc.	175,462	0.0
26,430	@	Cadence
		Pharmaceuticals, Inc.	104,398	0.0
30,680	@	Cambrex Corp.	220,282	0.0
7,100		Cantel Medical Corp.	198,303	0.0
28,580	@	Capital Senior Living
		Corp.	226,925	0.0
42,400	@	CardioNet, Inc.	100,488	0.0
61,500		Cell Therapeutics	71,340	0.0
36,200	@,L	Celldex Therapeutics,
		Inc.	94,120	0.0
32,740	@	Centene Corp.	1,296,177	0.2
40,600	@	Cepheid, Inc.	1,397,046	0.2
38,500	@	Chelsea Therapeutics
		International, Inc.	197,505	0.0
15,690		Chemed Corp.	803,485	0.1
9,470	@	Chindex International,
		Inc.	80,684	0.0
12,980	@,X	Clinical Data, Inc.	12,980	0.0
14,000	@	Codexis, Inc.	74,200	0.0
21,000	@,L	Complete Genomics,
		Inc.	61,530	0.0
7,230		Computer Programs &
		Systems, Inc.	369,525	0.1
21,330	@,L	Conceptus, Inc.	269,611	0.1
19,440	@	Conmed Corp.	499,025	0.1
56,900	@,L	Corcept Therapeutics,
		Inc.	194,598	0.0
3,900	@	Corvel Corp.	201,669	0.0
18,960	@	Cross Country
		Healthcare, Inc.	105,228	0.0
25,150	@	CryoLife, Inc.	120,720	0.0
43,470	@	Cubist
		Pharmaceuticals, Inc.	1,722,281	0.3
105,303	@,L	Curis, Inc.	492,818	0.1
16,790	@	Cyberonics	562,465	0.1
13,980	@	Cynosure, Inc.	164,405	0.0
32,500	@,L	Cytori Therapeutics,
		Inc.	71,500	0.0
23,020	@,L	Delcath Systems, Inc.	70,211	0.0
47,800	@	Depomed, Inc.	247,604	0.0
29,880	@	DexCom, Inc.	278,183	0.1
50,310	@	Durect Corp.	59,366	0.0
79,410	@	Dyax Corp.	107,998	0.0
82,600	@,L	Dynavax Technologies
		Corp.	274,232	0.1
35,600	@	DynaVox, Inc.	129,584	0.0
11,370	@	Emergent Biosolutions,
		Inc.	191,471	0.0
13,580	@	Emeritus Corp.	237,786	0.0
18,300	@	Endocyte, Inc.	68,808	0.0
36,630	@	Endologix, Inc.	420,512	0.1
7,120		Ensign Group, Inc.	174,440	0.0
32,950	@	Enzon
		Pharmaceuticals, Inc.	220,765	0.0
28,970	@	eResearch Technology,
		Inc.	135,869	0.0
37,100	@	Exact Sciences Corp.	301,252	0.1
10,510	@	Exactech, Inc.	173,100	0.0
15,600	@	ExamWorks Group, Inc.	147,888	0.0
78,750	@	Exelixis, Inc.	372,881	0.1
20,200	@	Fluidigm Corp.	265,832	0.0
9,900	@	Furiex
		Pharmaceuticals, Inc.	165,429	0.0
9,430	@	Genomic Health, Inc.	239,428	0.0
17,240	@	Gentiva Health
		Services, Inc.	116,370	0.0
58,410	@,L	Geron Corp.	86,447	0.0
15,180	@	Greatbatch, Inc.	335,478	0.1
20,990	@	Haemonetics Corp.	1,285,008	0.2
39,360	@,L	Halozyme
		Therapeutics, Inc.	374,314	0.1
17,840	@	Hanger Orthopedic
		Group, Inc.	333,430	0.1
107,630	@,L	Hansen Medical, Inc.	277,685	0.1
69,620	@	Healthsouth Corp.	1,230,185	0.2
41,370	@	Healthspring, Inc.	2,256,320	0.3
24,120	@	Healthways, Inc.	165,463	0.0
6,263	@,L	HeartWare
		International, Inc.	432,147	0.1
7,260	@	Hi-Tech Pharmacal Co.,
		Inc.	282,341	0.1
61,560	@	HMS Holdings Corp.	1,968,689	0.3
6,580	@	ICU Medical, Inc.	296,100	0.1
28,800	@	Idenix Pharmaceuticals,
		Inc.	214,416	0.0
34,060	@	Immunogen, Inc.	394,415	0.1
49,850	@,L	Immunomedics, Inc.	166,001	0.0
46,080	@	Impax Laboratories,
		Inc.	929,434	0.1
61,940	@,L	Incyte Corp., Ltd.	929,719	0.1
56,000	@	Inhibitex, Inc.	612,640	0.1
19,750	@	Insulet Corp.	371,893	0.1
12,830	@	Integra LifeSciences
		Holdings Corp.	395,549	0.1
28,970	@	InterMune, Inc.	365,022	0.1
19,460		Invacare Corp.	297,543	0.1
12,070	@	IPC The Hospitalist Co.,
		Inc.	551,840	0.1
11,190	@	IRIS International, Inc.	104,627	0.0
25,100	@,L	Ironwood
		Pharmaceuticals, Inc.	300,447	0.1
50,420	@	Isis Pharmaceuticals,
		Inc.	363,528	0.1
18,400	@	ISTA Pharmaceuticals,
		Inc.	129,720	0.0
14,100	@	Jazz Pharmaceuticals,
		Inc.	544,683	0.1
9,040		Kensey Nash Corp.	173,478	0.0
41,800	@,L	Keryx
		Biopharmaceuticals,
		Inc.	105,754	0.0
33,956	@	Kindred Healthcare,
		Inc.	399,662	0.1
7,080		Landauer, Inc.	364,620	0.1
139,200	@	Lexicon Genetics, Inc.	179,568	0.0
7,010	@	LHC Group, Inc.	89,938	0.0
12,155	@	Ligand
		Pharmaceuticals, Inc.	144,280	0.0
22,380	@	Luminex Corp.	475,127	0.1
19,100	@	Magellan Health
		Services, Inc.	944,877	0.1
21,300	@,L	MAKO Surgical Corp.	536,973	0.1
46,710	@,L	MannKind Corp.	116,775	0.0
14,100	@	MAP Pharmaceuticals,
		Inc.	185,697	0.0
40,310	@	Masimo Corp.	753,192	0.1
24,530	@	MedAssets, Inc.	226,903	0.0
28,040	@	Medicines Co.	522,666	0.1
44,200		Medicis Pharmaceutical
		Corp.	1,469,650	0.2
10,800	@	Medidata Solutions, Inc.	234,900	0.0
19,140	@	Medivation, Inc.	882,545	0.1
17,300	@	MedQuist Holdings, Inc.	166,426	0.0
46,000	@	Merge Healthcare, Inc.	223,100	0.0
28,590		Meridian Bioscience,
		Inc.	538,636	0.1
19,212	@	Merit Medical Systems,
		Inc.	257,057	0.0
18,180	@,L	Metabolix, Inc.	82,719	0.0
34,900	@	Metropolitan Health
		Networks, Inc.	260,703	0.0
55,910	@	Micromet, Inc.	401,993	0.1
12,160	@	Molina Healthcare, Inc.	271,533	0.1
22,360	@	Momenta
		Pharmaceuticals, Inc.	388,840	0.1
8,290	@	MWI Veterinary Supply,
		Inc.	550,788	0.1
37,020	@	Nabi
		Biopharmaceuticals	69,598	0.0
5,070		National Healthcare
		Corp.	212,433	0.0
19,130	@	Natus Medical, Inc.	180,396	0.0
64,870	@,L	Nektar Therapeutics	362,948	0.1
15,015	@	Neogen Corp.	460,060	0.1
81,200	@,L	Neoprobe Corp.	212,744	0.0
103,600	@	Neostem, Inc.	52,525	0.0
26,220	@	Neurocrine
		Biosciences, Inc.	222,870	0.0
49,240	@,L	Novavax, Inc.	62,042	0.0
33,570	@	NPS Pharmaceuticals,
		Inc.	221,226	0.0
26,480	@	NuVasive, Inc.	333,383	0.1
27,070	@	NxStage Medical, Inc.	481,305	0.1
21,000	@	Nymox Pharmaceutical
		Corp.	172,620	0.0
9,190	@	Obagi Medical
		Products, Inc.	93,370	0.0
25,370	@	Omnicell, Inc.	419,112	0.1
9,000	@,L	OncoGenex
		Pharmaceutical, Inc.	105,660	0.0
29,800	@,L	Oncothyreon, Inc.	225,884	0.0
47,510	@	Onyx Pharmaceuticals,
		Inc.	2,088,064	0.3
32,485	@,L	Opko Health, Inc.	159,177	0.0
18,740	@,L	Optimer
		Pharmaceuticals, Inc.	229,378	0.0
35,750	@	OraSure Technologies,
		Inc.	325,682	0.1
50,450	@	Orexigen Therapeutics,
		Inc.	81,224	0.0
10,580	@	Orthofix International
		NV	372,733	0.1
47,080		Owens & Minor, Inc.	1,308,353	0.2
25,300	@	Pacific Biosciences of
		California, Inc.	70,840	0.0
9,200	@,L	Pacira
		Pharmaceuticals,
		Inc./DE	79,580	0.0
28,430	@	Pain Therapeutics, Inc.	108,034	0.0
22,060	@	Palomar Medical
		Technologies, Inc.	205,158	0.0
23,220	@	Par Pharmaceutical
		Cos., Inc.	759,991	0.1
42,760	@	Parexel International
		Corp.	886,842	0.1
80,830		PDL BioPharma, Inc.	501,146	0.1
118,000	@	Peregrine
		Pharmaceuticals, Inc.	121,540	0.0
31,500	@	Pharmacyclics, Inc.	466,830	0.1
19,410	@	PharMerica Corp.	294,644	0.1
19,310	@	Progenics
		Pharmaceuticals, Inc.	164,907	0.0
9,030	@	Providence Service
		Corp.	124,253	0.0
42,530	@	PSS World Medical,
		Inc.	1,028,801	0.2
25,280		Quality Systems, Inc.	935,107	0.1
37,430	@	Questcor
		Pharmaceuticals, Inc.	1,556,339	0.2
13,450	@,L	Quidel Corp.	203,499	0.0
23,300	@,L	Raptor Pharmaceutical
		Corp.	145,858	0.0
28,750	@	Rigel Pharmaceuticals,
		Inc.	226,837	0.0
62,490	@	RTI Biologics, Inc.	277,456	0.1
42,230	@	Salix Pharmaceuticals
		Ltd.	2,020,705	0.3
41,460	@,L	Sangamo Biosciences,
		Inc.	117,746	0.0
58,600	@	Santarus, Inc.	193,966	0.0
45,240	@,L	Savient
		Pharmaceuticals, Inc.	100,885	0.0
55,170	@,L	Seattle Genetics, Inc.	922,167	0.1
23,500	@	Select Medical Holdings
		Corp.	199,280	0.0
55,150	@,L	Sequenom, Inc.	245,417	0.0
20,620	@	SIGA Technologies,
		Inc.	51,962	0.0
12,710	@	Skilled Healthcare
		Group, Inc.	69,397	0.0
11,920	@	SonoSite, Inc.	642,011	0.1
19,620	@	Spectranetics Corp.	141,656	0.0
34,640	@,L	Spectrum
		Pharmaceuticals, Inc.	506,783	0.1
42,020		Steris Corp.	1,253,036	0.2
47,150	L	Stewart Enterprises,
		Inc.	271,584	0.1
52,900	@,L	Sunesis
		Pharmaceuticals, Inc.	61,893	0.0
36,150	@,L	Sunrise Senior Living,
		Inc.	234,252	0.0
10,070	@	SurModics, Inc.	147,626	0.0
19,790	@	Symmetry Medical, Inc.	158,122	0.0
5,900	@	Synovis Life
		Technologies, Inc.	164,197	0.0
11,140	@,L	Synutra International,
		Inc.	56,368	0.0
16,000	@	Targacept, Inc.	89,120	0.0
12,500	@	Team Health Holdings,
		Inc.	275,875	0.1
45,210	@	Theravance, Inc.	999,141	0.2
12,570	@	Triple-S Management
		Corp.	251,651	0.0
22,800	@,L	Trius Therapeutics, Inc.	163,020	0.0
36,800	@	Unilife Corp.	114,816	0.0
16,720	@	Universal American
		Corp./NY	212,511	0.0
20,400	@,L	Uroplasty, Inc.	86,700	0.0
5,600		US Physical Therapy,
		Inc.	110,208	0.0
17,750	@	Vanda
		Pharmaceuticals, Inc.	84,490	0.0
12,300	@	Vascular Solutions, Inc.	136,899	0.0
82,800	@	Vical, Inc.	365,148	0.1
54,190	@	Viropharma, Inc.	1,484,264	0.2
53,170	@,L	Vivus, Inc.	518,408	0.1
30,810	@	Volcano Corp.	732,970	0.1
28,600	@	WellCare Health Plans,
		Inc.	1,501,500	0.2
26,080		West Pharmaceutical
		Services, Inc.	989,736	0.2
22,600	@	Wright Medical Group,
		Inc.	372,900	0.1
18,040	@	Xenoport, Inc.	68,732	0.0
6,000		Young Innovations, Inc.	177,780	0.0
79,000	@	Zalicus, Inc.	95,590	0.0
45,000	@,L	ZIOPHARM Oncology,
		Inc.	198,450	0.0
35,000	@	Zogenix, Inc.	78,400	0.0
13,910	@	Zoll Medical Corp.	878,834	0.1
			89,989,325	12.8

		Industrials: 15.7%
25,120	@,L	3D Systems Corp.	361,728	0.1
48,500	@	A123 Systems, Inc.	78,085	0.0
12,865		AAON, Inc.	263,604	0.0
23,620		AAR Corp.	452,795	0.1
38,550		ABM Industries, Inc.	794,901	0.1
25,480	@	Acacia Research -
		Acacia Technologies	930,275	0.1
46,560	@	ACCO Brands Corp.	449,304	0.1
11,100	@	Accuride Corp.	79,032	0.0
65,700	@	Active Power, Inc.	43,362	0.0
48,040		Actuant Corp.	1,090,028	0.2
32,250		Acuity Brands, Inc.	1,709,250	0.3
9,680	@	Advisory Board Co.	718,353	0.1
25,590	@	Aegion Corp.	392,551	0.1
9,760	@	Aerovironment, Inc.	307,147	0.1
29,880	@	Air Transport Services
		Group, Inc.	141,034	0.0
30,340	@	Aircastle Ltd.	385,925	0.1
5,200		Alamo Group, Inc.	140,036	0.0
25,460	@	Alaska Air Group, Inc.	1,911,791	0.3
15,490		Albany International
		Corp.	358,129	0.1
10,000	@,L	Allegiant Travel Co.	533,400	0.1
17,130	@	Altra Holdings, Inc.	322,558	0.1
5,930		Amerco, Inc.	524,212	0.1
6,400	@	American Railcar
		Industries, Inc.	153,152	0.0
27,000	@	American
		Reprographics Co.	123,930	0.0

5,960		American Science &
		Engineering, Inc.	405,936	0.1
34,260	@,L	American
		Superconductor Corp.	126,419	0.0
7,040		American Woodmark
		Corp.	96,166	0.0
4,470		Ampco-Pittsburgh Corp.	86,450	0.0
25,775		AO Smith Corp.	1,034,093	0.2
18,700		Apogee Enterprises,
		Inc.	229,262	0.0
28,610		Applied Industrial
		Technologies, Inc.	1,006,214	0.1
11,900		Arkansas Best Corp.	229,313	0.0
15,410	@	Astec Industries, Inc.	496,356	0.1
17,570	@	Atlas Air Worldwide
		Holdings, Inc.	675,215	0.1
76,530	@	Avis Budget Group, Inc.	820,402	0.1
8,060		AZZ, Inc.	366,246	0.1
9,820		Badger Meter, Inc.	289,003	0.0
18,700		Baltic Trading Ltd.	88,825	0.0
33,000		Barnes Group, Inc.	795,630	0.1
6,800		Barrett Business
		Services, Inc.	135,728	0.0
27,280	@	Beacon Roofing
		Supply, Inc.	551,874	0.1
31,050		Belden CDT, Inc.	1,033,344	0.2
32,450	@	Blount International,
		Inc.	471,174	0.1
39,720		Brady Corp.	1,253,960	0.2
27,270		Briggs & Stratton Corp.	422,412	0.1
32,200		Brink’s Co.	865,536	0.1
117,540	@	Broadwind Energy, Inc.	79,927	0.0
55,060	@	Builders FirstSource,
		Inc.	112,322	0.0
7,400	@	CAI International, Inc.	114,404	0.0
308,800	@	Capstone Turbine Corp.	358,208	0.1
5,330		Cascade Corp.	251,416	0.0
33,580	@	CBIZ, Inc.	205,174	0.0
6,500		CDI Corp.	89,765	0.0
13,670		Celadon Group, Inc.	161,443	0.0
36,430	@	Cenveo, Inc.	123,862	0.0
15,280	@	Ceradyne, Inc.	409,198	0.1
20,850	@	Chart Industries, Inc.	1,127,359	0.2
11,530		CIRCOR International,
		Inc.	407,124	0.1
32,930		Clarcor, Inc.	1,646,171	0.2
26,456	@	Clean Harbors, Inc.	1,686,041	0.2
16,780	@,L	Colfax Corp.	477,894	0.1
9,940	@	Columbus McKinnon
		Corp.	126,139	0.0
27,280		Comfort Systems USA,
		Inc.	292,442	0.0
18,200	@	Commercial Vehicle
		Group, Inc.	164,528	0.0
7,350	@	Consolidated Graphics,
		Inc.	354,858	0.1
21,580		Corporate Executive
		Board Co.	822,198	0.1
12,600	@	CoStar Group, Inc.	840,798	0.1
7,320		Courier Corp.	85,864	0.0
6,510	@	CRA International, Inc.	129,158	0.0
9,520		Cubic Corp.	414,977	0.1
30,909		Curtiss-Wright Corp.	1,092,015	0.2
32,750		Deluxe Corp.	745,390	0.1
18,370	@	DigitalGlobe, Inc.	314,311	0.1
11,910	@	Dolan Media Co.	101,473	0.0
21,710	@	Dollar Thrifty
		Automotive Group	1,525,345	0.2
14,300		Douglas Dynamics, Inc.	209,066	0.0
4,260		Ducommun, Inc.	54,315	0.0
15,560	@	Dycom Industries, Inc.	325,515	0.1
13,360		Dynamic Materials
		Corp.	264,261	0.0
61,160	@,L	Eagle Bulk Shipping,
		Inc.	57,619	0.0
44,210		EMCOR Group, Inc.	1,185,270	0.2
13,610		Encore Wire Corp.	352,499	0.1
44,510	@,L	Energy Recovery, Inc.	114,836	0.0
50,360	@	Energy Solutions, Inc.	155,612	0.0
13,030	@,L	Enernoc, Inc.	141,636	0.0
39,310	@	EnerSys	1,020,881	0.2
17,520		Ennis, Inc.	233,542	0.0
12,440	@	EnPro Industries, Inc.	410,271	0.1
15,700		ESCO Technologies,
		Inc.	451,846	0.1
14,800	@	Essex Rental Corp.	43,660	0.0
18,480	@	Esterline Technologies
		Corp.	1,034,326	0.2
37,500	@,L	Excel Maritime Carriers
		Ltd.	54,375	0.0
8,190	@	Exponent, Inc.	376,494	0.1
42,240	@	Federal Signal Corp.	175,296	0.0
40,700	@	Flow International Corp.	142,450	0.0
18,770		Forward Air Corp.	601,578	0.1
16,120		Franklin Electric Co.,
		Inc.	702,187	0.1
6,900	@	Freightcar America, Inc.	144,555	0.0
21,700	@,L	FTI Consulting, Inc.	920,514	0.1
153,840	@	FuelCell Energy, Inc.	134,148	0.0
35,410	@	Furmanite Corp.	223,437	0.0
10,950		G&K Services, Inc.	318,754	0.1
14,300	@	Genco Shipping &
		Trading Ltd.	96,668	0.0
41,490	@	Gencorp, Inc.	220,727	0.0
10,100	@	Generac Holdings, Inc.	283,103	0.0
27,040	@	Genesee & Wyoming,
		Inc.	1,638,083	0.2
43,417	@	Geo Group, Inc.	727,235	0.1
13,030	@	GeoEye, Inc.	289,527	0.0
17,400	@	Gibraltar Industries, Inc.	242,904	0.0
10,900	@	Global Power
		Equipment Group, Inc.	258,875	0.0
11,412		Gorman-Rupp Co.	309,836	0.1
12,020		Graham Corp.	269,729	0.0
18,840		Granite Construction,
		Inc.	446,885	0.1
31,040		Great Lakes Dredge &
		Dock Corp.	172,582	0.0
14,870	@	Greenbrier Cos., Inc.	361,044	0.1
21,230		Griffon Corp.	193,830	0.0
22,360	@	H&E Equipment
		Services, Inc.	300,071	0.0
28,660	@	Hawaiian Holdings, Inc.	166,228	0.0
35,065		Healthcare Services
		Group	620,300	0.1
36,890		Heartland Express, Inc.	527,158	0.1
24,790		Heico Corp.	1,449,719	0.2
11,290		Heidrick & Struggles
		International, Inc.	243,187	0.0
46,800		Herman Miller, Inc.	863,460	0.1
72,260	@	Hexcel Corp.	1,749,415	0.3
11,800	@,L	Higher One Holdings,
		Inc.	217,592	0.0
32,120		HNI, Corp.	838,332	0.1
13,590		Houston Wire & Cable
		Co.	187,814	0.0
29,060	@	HUB Group, Inc.	942,416	0.1
14,550	@	Huron Consulting
		Group, Inc.	563,667	0.1
10,250	@	ICF International, Inc.	253,995	0.0
33,420	@	II-VI, Inc.	613,591	0.1
16,540	@	Innerworkings, Inc.	153,987	0.0
13,880		Insperity, Inc.	351,858	0.1
12,130		Insteel Industries, Inc.	133,309	0.0
29,170		Interface, Inc.	336,622	0.1
21,900	@	Interline Brands, Inc.	340,983	0.1
3,730		International
		Shipholding Corp.	69,714	0.0
5,900		Intersections, Inc.	65,431	0.0
159,630	@,L	JetBlue Airways Corp.	830,076	0.1
17,870		John Bean
		Technologies Corp.	274,662	0.0
8,640	@	Kadant, Inc.	195,350	0.0
15,500		Kaman Corp.	423,460	0.1
22,700		Kaydon Corp.	692,350	0.1
15,330		Kelly Services, Inc.	209,714	0.0
12,500	@,L	Keyw Holding
		Corp./The	92,500	0.0
24,730	@	Kforce, Inc.	304,921	0.0
22,680		Kimball International,
		Inc.	114,988	0.0
32,001		Knight Transportation,
		Inc.	500,496	0.1
31,040		Knoll, Inc.	460,944	0.1
27,230	@	Korn/Ferry International	464,544	0.1
22,901	@	Kratos Defense &
		Security Solutions, Inc.	136,719	0.0
11,120	@	Layne Christensen Co.	269,104	0.0
7,310		LB Foster Co.	206,800	0.0
10,340		Lindsay Manufacturing
		Co.	567,563	0.1
7,300	@	LMI Aerospace, Inc.	128,115	0.0
15,320		LSI Industries, Inc.	91,920	0.0
9,400		Marten Transport Ltd.	169,106	0.0
36,190	@	Mastec, Inc.	628,620	0.1
15,580		McGrath Rentcorp	451,664	0.1
65,430	@	Meritor, Inc.	348,088	0.1
37,110	@	Metalico, Inc.	122,092	0.0
9,130		Met-Pro Corp.	82,535	0.0
4,500	@	Michael Baker Corp.	88,245	0.0
12,276	@	Middleby Corp.	1,154,435	0.2
9,650		Miller Industries, Inc.	151,794	0.0
15,920		Mine Safety Appliances
		Co.	527,270	0.1
8,900	@	Mistras Group, Inc.	226,861	0.0
23,730	@	Mobile Mini, Inc.	414,088	0.1
31,854	@	Moog, Inc.	1,399,346	0.2
25,920		Mueller Industries, Inc.	995,846	0.1
105,540		Mueller Water
		Products, Inc.	257,518	0.0
13,890	@	MYR Group,
		Inc./Delaware	265,855	0.0
3,750		Nacco Industries, Inc.	334,575	0.1
3,760	L	National Presto
		Industries, Inc.	351,936	0.1
32,770	@	Navigant Consulting,
		Inc.	373,906	0.1
6,410	@	Northwest Pipe Co.	146,533	0.0
31,315	@	Old Dominion Freight
		Line	1,269,197	0.2
27,880	@	On Assignment, Inc.	311,698	0.1
40,420	@	Orbital Sciences Corp.	587,303	0.1
16,510	@	Orion Marine Group,
		Inc.	109,791	0.0
33,800	@	Pacer International, Inc.	180,830	0.0
9,460	@	Pike Electric Corp.	68,017	0.0
8,670	@,L	PMFG, Inc.	169,152	0.0
3,600	@	Powell Industries, Inc.	112,608	0.0
13,300		Primoris Services Corp.	198,569	0.0
17,900	L	Quad/Graphics, Inc.	256,686	0.0
26,000	@	Quality Distribution, Inc.	292,500	0.0
20,350		Quanex Building
		Products Corp.	305,657	0.0
13,100	@	RailAmerica, Inc.	195,059	0.0
8,840		Raven Industries, Inc.	547,196	0.1
13,000	@	RBC Bearings, Inc.	542,100	0.1
29,940		Resources Connection,
		Inc.	317,065	0.1
9,100	@	Roadrunner
		Transportation
		Systems, Inc.	128,583	0.0
31,675		Robbins & Myers, Inc.	1,537,821	0.2
55,140		Rollins, Inc.	1,225,211	0.2
6,200	@	RPX Corp.	78,430	0.0
34,220	@	RSC Holdings, Inc.	633,070	0.1
20,400	@	Rush Enterprises, Inc. -
		Class A	426,768	0.1
7,860	@	Saia, Inc.	98,093	0.0
80,730	@	SatCon Technology
		Corp.	48,446	0.0
8,400	@	Sauer-Danfoss, Inc.	304,164	0.0
8,640		Schawk, Inc.	96,854	0.0
11,260	@	School Specialty, Inc.	28,150	0.0
117	@	Seaboard Corp.	238,212	0.0
24,810		Simpson Manufacturing
		Co., Inc.	835,105	0.1
38,910		Skywest, Inc.	489,877	0.1
11,040	@	Standard Parking Corp.	197,285	0.0
8,050		Standex International
		Corp.	275,068	0.0
37,700		Steelcase, Inc.	281,242	0.0
8,500	@	Sterling Construction
		Co., Inc.	91,545	0.0
10,335		Sun Hydraulics Corp.	242,149	0.0
31,800	@	Swift Transporation Co.	262,032	0.0
51,300	@,L	Swisher Hygiene, Inc.	191,862	0.0
22,420	@	SYKES Enterprises,
		Inc.	351,097	0.1
11,380		TAL International
		Group, Inc.	327,630	0.1
61,020	@	Taser International, Inc.	312,422	0.1
12,100	@	Team, Inc.	359,975	0.1
9,860	@	Tecumseh Products
		Co.	46,342	0.0
24,960	@	Teledyne Technologies,
		Inc.	1,369,056	0.2
11,980		Tennant Co.	465,662	0.1
44,350	@	Tetra Tech, Inc.	957,516	0.1
5,180		Textainer Group
		Holdings Ltd.	150,842	0.0
29,635		Titan International, Inc.	576,697	0.1
14,540	@	Titan Machinery, Inc.	315,954	0.1
24,200	@	TMS International Corp.	239,096	0.0
9,150	@,L	Trex Co., Inc.	209,626	0.0
14,000	@	Trimas Corp.	251,300	0.0
20,234		Triumph Group, Inc.	1,182,677	0.2
27,520	@	TrueBlue, Inc.	381,978	0.1
17,980	@	Tutor Perini Corp.	221,873	0.0
11,900		Twin Disc, Inc.	432,208	0.1
23,050	@,L	Ultrapetrol Bahamas
		Ltd.	68,689	0.0
9,290		Unifirst Corp.	527,115	0.1
50,440	@,L	United Rentals, Inc.	1,490,502	0.2
29,900		United Stationers, Inc.	973,544	0.1
10,940		Universal Forest
		Products, Inc.	337,718	0.1
112,840	@	US Airways Group, Inc.	572,099	0.1
10,910		US Ecology, Inc.	204,890	0.0
28,700	@,L	USG Corp.	291,592	0.0
17,360		Viad Corp.	303,453	0.0
9,890		Vicor Corp.	78,724	0.0
5,200		VSE Corp.	126,256	0.0
43,200	@	Wabash National Corp.	338,688	0.1
20,660		Watsco, Inc.	1,356,536	0.2
18,770		Watts Water
		Technologies, Inc.	642,122	0.1
23,410		Werner Enterprises,
		Inc.	564,181	0.1
44,080		Woodward Governor
		Co.	1,804,194	0.3
9,400	@	Xerium Technologies,
		Inc.	61,476	0.0
5,000	@	Zipcar, Inc.	67,100	0.0
			109,941,528	15.7

		Information Technology: 16.8%
22,600	@	ACI Worldwide, Inc.	647,264	0.1
40,230	@	Actuate Corp.	235,748	0.0
44,800	@	Acxiom Corp.	547,008	0.1
46,040		Adtran, Inc.	1,388,566	0.2
21,150	@	Advanced Energy
		Industries, Inc.	226,940	0.0
21,840	@	Advent Software, Inc.	532,022	0.1
17,157	@	Agilysys, Inc.	136,398	0.0
6,900	@	Alpha & Omega
		Semiconductor Ltd.	50,439	0.0
20,570		American Software, Inc.	194,387	0.0
63,500	@	Amkor Technology, Inc.	276,860	0.0
5,300	@,L	Amtech Systems, Inc.	45,103	0.0
37,430	@	Anadigics, Inc.	81,972	0.0
12,640	@	Anaren, Inc.	210,077	0.0
16,100	@,L	Ancestry.com, Inc.	369,656	0.1
19,350	@	Anixter International,
		Inc.	1,154,034	0.2
44,330	@	Applied Micro Circuits
		Corp.	297,898	0.1
99,100	@	Arris Group, Inc.	1,072,262	0.2
54,930	@,L	Aruba Networks, Inc.	1,017,304	0.2
52,700	@	Aspen Technology, Inc.	914,345	0.1
21,320	@	ATMI, Inc.	427,040	0.1
35,240	@	Aviat Networks, Inc.	64,489	0.0
16,750	@	Avid Technology, Inc.	142,877	0.0
59,400	@	Axcelis Technologies,
		Inc.	79,002	0.0
27,500	@	AXT, Inc.	114,675	0.0
7,860		Bel Fuse, Inc.	147,375	0.0
35,200	@	Benchmark Electronics,
		Inc.	474,144	0.1
10,080		Black Box Corp.	282,643	0.0
28,960		Blackbaud, Inc.	802,192	0.1
25,460	@	Blue Coat Systems, Inc.	647,957	0.1
14,660	@	Bottomline
		Technologies, Inc.	339,672	0.1
55,590	@	Brightpoint, Inc.	598,148	0.1
15,100	@	BroadSoft, Inc.	456,020	0.1
38,480		Brooks Automation, Inc.	395,190	0.1
16,060	@	Cabot Microelectronics
		Corp.	758,835	0.1
17,840	@	CACI International, Inc.	997,613	0.1
19,800	@	Calix, Inc.	128,106	0.0
27,650	@	Cardtronics, Inc.	748,209	0.1
6,545		Cass Information
		Systems, Inc.	238,173	0.0
34,770	@	Cavium, Inc.	988,511	0.1
16,930	@	Ceva, Inc.	512,302	0.1
25,690	@	Checkpoint Systems,
		Inc.	281,049	0.0
44,110	@	Ciber, Inc.	170,265	0.0
36,570	@,L	Cirrus Logic, Inc.	579,634	0.1
24,240		Cognex Corp.	867,550	0.1
15,720	@	Coherent, Inc.	821,684	0.1
15,820		Cohu, Inc.	179,557	0.0
30,140	@	Commvault Systems,
		Inc.	1,287,581	0.2
15,800	@	comScore, Inc.	334,960	0.1
17,100		Comtech
		Telecommunications	489,402	0.1
25,400	@	Concur Technologies,
		Inc.	1,290,066	0.2
17,240	@,L	Constant Contact, Inc.	400,140	0.1
48,200	@	Convergys Corp.	615,514	0.1
26,900	@	Convio, Inc.	297,514	0.0
8,300	@,L	Cornerstone
		OnDemand, Inc.	151,392	0.0
17,000	@	Cray, Inc.	109,990	0.0
17,220	@	CSG Systems
		International	253,306	0.0
22,100		CTS Corp.	203,320	0.0
16,840	@	Cymer, Inc.	837,958	0.1
22,410		Daktronics, Inc.	214,464	0.0
13,900		DDi Corp.	129,687	0.0
27,040	@	DealerTrack Holdings,
		Inc.	737,110	0.1
23,570	@	DemandTec, Inc.	310,417	0.1
23,600	@,L	Dialogic, Inc.	28,320	0.0
12,700	@	Dice Holdings, Inc.	105,283	0.0
26,280	@	Digital River, Inc.	394,726	0.1
23,410	@	Diodes, Inc.	498,633	0.1
53,000	@	Dot Hill Systems Corp.	70,490	0.0
23,150	@	DSP Group, Inc.	120,611	0.0
10,080		DTS, Inc.	274,579	0.0
62,300		Earthlink, Inc.	401,212	0.1
17,250	L	Ebix, Inc.	381,225	0.1
10,240	@	Echelon Corp.	49,869	0.0
11,780		Electro Rent Corp.	202,027	0.0
23,840	@	Electro Scientific
		Industries, Inc.	345,203	0.1
26,820	@	Electronics for Imaging	382,185	0.1
26,800	@	Ellie Mae, Inc.	151,420	0.0
19,900	@	eMagin Corp.	73,630	0.0
43,100	@	Emcore Corp.	37,165	0.0
54,790	@	Emulex Corp.	375,859	0.1
89,600	@	Entegris, Inc.	781,760	0.1
43,210	@,L	Entropic
		Communications, Inc.	220,803	0.0
23,250		EPIQ Systems, Inc.	279,465	0.0
6,250	@	ePlus, Inc.	176,750	0.0
34,370	@	Euronet Worldwide, Inc.	635,158	0.1
19,590	@	Exar Corp.	127,335	0.0
12,520	@	ExlService Holdings,
		Inc.	280,072	0.0
63,530	@	Extreme Networks	185,508	0.0
12,000	@	Fabrinet	164,160	0.0
24,430		Fair Isaac Corp.	875,571	0.1
13,730	@	Faro Technologies, Inc.	631,580	0.1
22,650	@	FEI Co.	923,667	0.1
59,000	@	Finisar Corp.	987,955	0.1
31,400	@	Formfactor, Inc.	158,884	0.0
9,870	@	Forrester Research,
		Inc.	334,988	0.1
4,800	@	GeekNet Inc.	81,840	0.0
26,880	@	Global Cash Access,
		Inc.	119,616	0.0
20,350	@	Globecomm Systems,
		Inc.	278,388	0.0
38,000	@,L	Glu Mobile, Inc.	119,320	0.0
19,500	@	GSI Group, Inc.	199,485	0.0
23,400	@	GSI Technology, Inc.	109,512	0.0
76,720	@	GT Advanced
		Technologies, Inc.	555,453	0.1
64,990	@	Harmonic, Inc.	327,550	0.1
21,660		Heartland Payment
		Systems, Inc.	527,638	0.1
17,309	@	Hittite Microwave Corp.	854,718	0.1
51,700	@,L	Identive Group, Inc.	115,291	0.0
17,630	@,L	iGate Corp.	277,320	0.0
20,950	@	Imation Corp.	120,043	0.0
23,010	@	Immersion Corp.	119,192	0.0
59,530	@,L	Infinera Corp.	373,848	0.1
20,960	@	Infospace, Inc.	230,350	0.0
4,700	@	Inphi Corp.	56,212	0.0
30,310	@	Insight Enterprises, Inc.	463,440	0.1
99,600	@	Integrated Device
		Technology, Inc.	543,816	0.1
19,000	@	Integrated Silicon
		Solution, Inc.	173,660	0.0
9,400	@	Interactive Intelligence
		Group	215,448	0.0
29,240		InterDigital, Inc.	1,273,987	0.2
19,800	@	Intermec, Inc.	135,828	0.0
45,570	@	Internap Network
		Services Corp.	270,686	0.0
15,340	@	Intevac, Inc.	113,516	0.0
18,100	@	IntraLinks Holdings, Inc.	112,944	0.0
24,410	@	Ixia	256,549	0.0
15,870	@	IXYS Corp.	171,872	0.0
30,170		j2 Global, Inc.	848,984	0.1
60,930		Jack Henry &
		Associates, Inc.	2,047,857	0.3
27,334	@	JDA Software Group,
		Inc.	885,348	0.1
13,500	@	Kenexa Corp.	360,450	0.1
15,860		Keynote Systems, Inc.	325,764	0.1
23,700	@,L	KIT Digital, Inc.	200,265	0.0
45,510	@	Kopin Corp.	176,579	0.0
36,430	@	Kulicke & Soffa
		Industries, Inc.	336,977	0.1
87,230	@	Lattice Semiconductor
		Corp.	518,146	0.1
18,600	@	LeCroy Corp.	156,426	0.0
59,280	@	Lionbridge
		Technologies	135,751	0.0
10,140	@	Liquidity Services, Inc.	374,166	0.1
11,380		Littelfuse, Inc.	489,112	0.1
31,810	@	LivePerson, Inc.	399,216	0.1
10,400	@	LogMeIn, Inc.	400,920	0.1
19,340	@	LoopNet, Inc.	353,535	0.1
6,340	@	Loral Space &
		Communications, Inc.	411,339	0.1
39,700	@	LTX-Credence Corp.	212,395	0.0
41,200	@	Magma Design
		Automation, Inc.	295,816	0.0
15,140	@	Manhattan Associates,
		Inc.	612,867	0.1
14,810		Mantech International
		Corp.	462,664	0.1
23,760		MAXIMUS, Inc.	982,476	0.1
14,370	@	Maxwell Technologies,
		Inc.	233,369	0.0
10,740	@	Measurement
		Specialties, Inc.	300,290	0.1
67,670	@	Mentor Graphics Corp.	917,605	0.1
17,710	@	Mercury Computer
		Systems, Inc.	235,366	0.0
9,500	@,L	Meru Networks, Inc.	39,235	0.0
21,760		Methode Electronics,
		Inc.	180,390	0.0
35,340		Micrel, Inc.	357,287	0.1
58,050	@	Microsemi Corp.	972,338	0.1
6,570	@	MicroStrategy, Inc.	711,662	0.1
117,190	@,L	Microvision, Inc.	42,200	0.0
17,600	@,L	Mindspeed
		Technologies, Inc.	80,608	0.0
35,980	@	MIPS Technologies,
		Inc.	160,471	0.0
36,040		MKS Instruments, Inc.	1,002,633	0.2
45,140		Moduslink Global
		Solutions, Inc.	243,756	0.0
10,616	@	MoneyGram
		International, Inc.	188,434	0.0
21,310	@	Monolithic Power
		Systems, Inc.	321,142	0.1
20,470	@	Monotype Imaging
		Holdings, Inc.	319,127	0.1
23,400	@,L	Motricity, Inc.	21,060	0.0
23,012	@	Move, Inc.	145,436	0.0
11,100		MTS Systems Corp.	452,325	0.1
4,650	@	Multi-Fineline
		Electronix, Inc.	95,557	0.0
8,700	@	Nanometrics, Inc.	160,254	0.0
4,420	@	NCI, Inc.	51,493	0.0
23,220	@	Netgear, Inc.	779,495	0.1
46,880	@	Netlogic Microsystems,
		Inc.	2,323,842	0.3
19,240	@	Netscout Systems, Inc.	338,624	0.1
15,200	@	NetSuite, Inc.	616,360	0.1
25,170	@	Newport Corp.	342,564	0.1
38,160		NIC, Inc.	507,910	0.1
28,480	@	Novatel Wireless, Inc.	89,142	0.0
11,400	@,L	Numerex Corp.	93,822	0.0
4,200	@,L	NVE Corp.	233,226	0.0
34,300	@	Oclaro, Inc.	96,726	0.0
39,900	@,L	OCZ Technology
		Group, Inc.	263,739	0.0
37,190	@	Omnivision
		Technologies, Inc.	455,020	0.1
12,150	@,L	OpenTable, Inc.	475,430	0.1
14,530	@	Oplink
		Communications, Inc.	239,309	0.0
9,600		Opnet Technologies,
		Inc.	352,032	0.1
81,900	@	OpNext, Inc.	66,159	0.0
10,160	@	OSI Systems, Inc.	495,605	0.1
68,971	@	Parametric Technology
		Corp.	1,259,410	0.2
11,510		Park Electrochemical
		Corp.	294,886	0.0
12,800		Pegasystems, Inc.	376,320	0.1
18,680	@	Perficient, Inc.	186,987	0.0
24,590	@	Pericom Semiconductor
		Corp.	187,130	0.0
28,950	@	Photronics, Inc.	176,016	0.0
31,160		Plantronics, Inc.	1,110,542	0.2
33,070	@	Plexus Corp.	905,457	0.1
14,810		Power Integrations, Inc.	491,100	0.1
39,620	@	Power-One, Inc.	154,914	0.0
16,256	@	Powerwave
		Technologies, Inc.	33,812	0.0
14,500	@	Procera Networks, Inc.	225,910	0.0
50,895	@	Progress Software
		Corp.	984,818	0.1
9,820	@	PROS Holdings, Inc.	146,122	0.0
35,980		Pulse Electronics Corp.	100,744	0.0
21,300	@	QAD, Inc.	223,650	0.0
45,000	@	QLIK Technologies, Inc.	1,089,000	0.2
146,730	@	Quantum Corp.	352,152	0.1
37,020	@	Quest Software, Inc.	688,572	0.1
9,600	@	QuinStreet, Inc.	89,856	0.0
15,860	@	Radisys Corp.	80,252	0.0
59,900	@	Rambus, Inc.	452,245	0.1
23,800	@,L	RealD, Inc.	188,972	0.0
7,225		RealNetworks, Inc.	54,188	0.0
15,900	@	RealPage, Inc.	401,793	0.1
206,720	@	RF Micro Devices, Inc.	1,116,288	0.2
19,100		Richardson Electronics
		Ltd./United States	234,739	0.0
15,580	@	RightNow
		Technologies, Inc.	665,733	0.1
6,000		Rimage Corp.	67,500	0.0
17,170	@	Rofin-Sinar
		Technologies, Inc.	392,335	0.1
11,090	@	Rogers Corp.	408,777	0.1
8,530	@	Rubicon Technology,
		Inc.	80,097	0.0
17,030	@	Rudolph Technologies,
		Inc.	157,698	0.0
34,920	@	S1 Corp.	334,184	0.1
61,200	@	Sanmina-SCI Corp.	569,772	0.1
61,300		Sapient Corp.	772,380	0.1
15,730	@	Scansource, Inc.	566,280	0.1
7,500	@	SciQuest, Inc.	107,025	0.0
21,000	@	Seachange Intl., Inc.	147,630	0.0
41,840	@	Semtech Corp.	1,038,469	0.2
5,500	@	ServiceSource
		International, Inc.	86,295	0.0
30,360	@	ShoreTel, Inc.	193,697	0.0
18,600	@	Sigma Designs, Inc.	111,600	0.0
27,670	@,L	Silicon Graphics
		International Corp.	317,098	0.1
42,350	@	Silicon Image, Inc.	199,045	0.0
26,310	@	SolarWinds, Inc.	735,364	0.1
118,820	@	Sonus Networks, Inc.	285,168	0.0
18,470	@	Sourcefire, Inc.	598,059	0.1
18,700	@	Spansion, Inc.	154,836	0.0
9,300	@	SS&C Technologies
		Holdings, Inc.	167,958	0.0
15,180	@	Stamps.com, Inc.	396,653	0.1
12,630	@	Standard Microsystems
		Corp.	325,475	0.1
27,110	@	STEC, Inc.	232,875	0.0
12,920	@	Stratasys, Inc.	392,897	0.1
46,660	@	SuccessFactors, Inc.	1,860,334	0.3
13,620	@	Super Micro Computer,
		Inc.	213,562	0.0
9,520	@	Supertex, Inc.	179,738	0.0
44,450	@	support.com, Inc.	100,012	0.0
13,896	@	Sycamore Networks,
		Inc.	248,738	0.0
22,500	@	Symmetricom, Inc.	121,275	0.0
22,470	@	Synaptics, Inc.	677,471	0.1
11,570	@	Synchronoss
		Technologies, Inc.	349,530	0.1
11,450	@	SYNNEX Corp.	348,767	0.1
8,750		Syntel, Inc.	409,238	0.1
42,220	@	Take-Two Interactive
		Software, Inc.	572,081	0.1
24,380	@	Taleo Corp.	943,262	0.1
44,320	@	Tekelec	484,418	0.1
37,730	@	TeleCommunication
		Systems, Inc.	88,666	0.0
10,900	@	TeleNav, Inc.	85,129	0.0
19,640	@	TeleTech Holdings, Inc.	318,168	0.1
29,960	@	Tessera Technologies,
		Inc.	501,830	0.1
43,870	@	THQ, Inc.	33,341	0.0
69,120	@	Tivo, Inc.	620,006	0.1
17,670	@	TNS, Inc.	313,112	0.1
96,480	@	Triquint Semiconductor,
		Inc.	469,858	0.1
46,680	@	TTM Technologies, Inc.	511,613	0.1
20,940	@	Tyler Technologies, Inc.	630,503	0.1
18,570	@	Ultimate Software
		Group, Inc.	1,209,278	0.2
17,710	@	Ultratech, Inc.	435,135	0.1
26,814	@	Unisys Corp.	528,504	0.1
58,133		United Online, Inc.	316,244	0.1
25,470	@,L	Universal Display Corp.	934,494	0.1
59,250	@	Valueclick, Inc.	965,183	0.1
18,030	@	Vasco Data Security
		Intl.	117,556	0.0
29,410	@,L	Veeco Instruments, Inc.	611,728	0.1
13,900	@	Verint Systems, Inc.	382,806	0.1
26,110	@	Viasat, Inc.	1,204,193	0.2
26,200	@,L	VirnetX Holding Corp.	654,214	0.1
18,400	@	Virtusa Corp.	266,432	0.0
12,900	@	Vishay Precision
		Group, Inc.	206,142	0.0
10,610	@	Vocus, Inc.	234,375	0.0
14,820	@	Volterra Semiconductor
		Corp.	379,540	0.1
68,300	@,L	Wave Systems Corp.	148,211	0.0
24,100	@	Web.com Group, Inc.	275,945	0.0
27,370	@	Websense, Inc.	512,640	0.1
49,000	@	Westell Technologies,
		Inc.	108,780	0.0
28,720	@	Wright Express Corp.	1,558,922	0.2
20,550	@	XO Group, Inc.	171,387	0.0
19,700		Xyratex Ltd.	262,404	0.0
91,700	@	Zix Corp.	258,594	0.0
13,500	@	Zygo Corp.	238,275	0.0
			117,318,136	16.8

		Materials: 4.4%
20,514		A Schulman, Inc.	434,487	0.1
5,740	@	AEP Industries, Inc.	161,581	0.0
8,220	@	AM Castle & Co.	77,761	0.0
17,260		Amcol International
		Corp.	463,431	0.1
14,900		American Vanguard
		Corp.	198,766	0.0
12,210		Balchem Corp.	494,993	0.1
52,970		Boise, Inc.	377,146	0.1
25,380		Buckeye Technologies,
		Inc.	848,707	0.1
33,180	@	Calgon Carbon Corp.	521,258	0.1
47,080	@	Century Aluminum Co.	400,651	0.1
46,400	@	Chemtura Corp.	526,176	0.1
16,716	@	Clearwater Paper Corp.	595,257	0.1
62,580	@	Coeur d’Alene Mines
		Corp.	1,510,681	0.2
6,380		Deltic Timber Corp.	385,288	0.1
19,300		Eagle Materials, Inc.	495,238	0.1
55,080	@	Ferro Corp.	269,341	0.0
34,200	@,L	Flotek Industries, Inc.	340,632	0.1
47,790	@,L	General Moly, Inc.	147,671	0.0
20,200	@	Georgia Gulf Corp.	393,698	0.1
37,200		Globe Specialty Metals,
		Inc.	498,108	0.1
16,000		Gold Resource Corp.	340,000	0.1
8,200	@,L	Golden Minerals Co.	47,642	0.0
200,100	@	Golden Star Resources
		Ltd.	330,165	0.0
74,580	@	Graphic Packaging
		Holding Co.	317,711	0.0
6,410		Hawkins, Inc.	236,273	0.0
8,240		Haynes International,
		Inc.	449,904	0.1
29,890		HB Fuller Co.	690,758	0.1
37,470	@	Headwaters, Inc.	83,183	0.0
175,600		Hecla Mining Co.	918,388	0.1
32,120	@	Horsehead Holding
		Corp.	289,401	0.0
12,450		Innophos Holdings, Inc.	604,572	0.1
11,300	@	Innospec, Inc.	317,191	0.0
62,000	@,L	Jaguar Mining, Inc.	395,560	0.1
9,180		Kaiser Aluminum Corp.	421,178	0.1
22,600	@	KapStone Paper and
		Packaging Corp.	355,724	0.1
6,200		KMG Chemicals, Inc.	107,074	0.0
12,030		Koppers Holdings, Inc.	413,351	0.1
15,500	@	Kraton Performance
		Polymers, Inc.	314,650	0.0
27,370	@	Landec Corp.	151,082	0.0
77,230	@	Louisiana-Pacific Corp.	623,246	0.1
11,370	@	LSB Industries, Inc.	318,701	0.0
14,370	@	Materion Corp.	348,904	0.1
9,000	@	Metals USA Holdings
		Corp.	101,250	0.0
81,600	@,L	Midway Gold Corp.	172,176	0.0
13,230		Minerals Technologies,
		Inc.	747,892	0.1
19,190		Myers Industries, Inc.	236,805	0.0
10,040		Neenah Paper, Inc.	224,093	0.0
6,530		NewMarket Corp.	1,293,658	0.2
13,700		Noranda Aluminum
		Holding Corp.	113,025	0.0
61,440		Olin Corp.	1,207,296	0.2
6,330		Olympic Steel, Inc.	147,616	0.0
19,800	@	OM Group, Inc.	443,322	0.1
25,920	@	Omnova Solutions, Inc.	119,491	0.0
48,500	@	Paramount Gold and
		Silver Corp.	103,790	0.0
21,710		PH Glatfelter Co.	306,545	0.0
61,050		PolyOne Corp.	705,128	0.1
4,150		Quaker Chemical Corp.	161,394	0.0
16,800	@	Revett Minerals, Inc.	79,296	0.0
19,780	@	RTI International
		Metals, Inc.	459,094	0.1
11,560		Schweitzer-Mauduit
		International, Inc.	768,278	0.1
33,983		Sensient Technologies
		Corp.	1,287,956	0.2
21,450	@	Spartech Corp.	101,459	0.0
4,590		Stepan Co.	367,934	0.1
65,390	@	Stillwater Mining Co.	683,979	0.1
16,900	@,L	STR Holdings, Inc.	139,087	0.0
14,230	L	Texas Industries, Inc.	437,999	0.1
106,400	@	Thompson Creek
		Metals Co., Inc.	740,544	0.1
9,700	@	TPC Group, Inc.	226,301	0.0
18,710		Tredegar Corp.	415,736	0.1
5,000	@	Universal Stainless &
		Alloy	186,800	0.0
50,470	@,L	US Gold Corp.	169,579	0.0
53,600	@,L	Vista Gold Corp.	164,552	0.0
26,610		Wausau Paper Corp.	219,799	0.0
37,000		Worthington Industries	606,060	0.1
13,700	@,L	Zagg, Inc.	96,859	0.0
14,460		Zep, Inc.	202,151	0.0
16,670	@	Zoltek Cos., Inc.	127,025	0.0
			30,779,498	4.4

		Telecommunications: 0.8%
47,700	@,L	8x8, Inc.	151,209	0.0
17,630	@	AboveNet, Inc.	1,146,126	0.2
41,890		Alaska
		Communications
		Systems Group, Inc.	126,089	0.0
5,350		Atlantic Tele-Network,
		Inc.	208,917	0.0
11,440	@	Cbeyond, Inc.	91,634	0.0
145,040	@	Cincinnati Bell, Inc.	439,471	0.1
30,600	@	Cogent
		Communications
		Group, Inc.	516,834	0.1
15,710		Consolidated
		Communications
		Holdings, Inc.	299,276	0.1
18,400	@,L	Fairpoint
		Communications, Inc.	79,672	0.0
27,120	@	General
		Communication, Inc.	265,505	0.1
91,100	@	Globalstar, Inc.	49,194	0.0
35,900	@,L	Iridium
		Communications, Inc.	276,789	0.1
27,300	@,L	Leap Wireless
		International, Inc.	253,617	0.0
9,710		Lumos Networks Corp.	148,951	0.0
21,640	@	Neutral Tandem, Inc.	231,332	0.0
9,710		NTELOS Holdings
		Corp.	197,890	0.0
66,800	@	Pendrell Corp.	171,008	0.0
35,370	@	Premier Global
		Services, Inc.	299,584	0.1
12,800		Shenandoah Telecom
		Co.	134,144	0.0
31,400	@,L	Towerstream Corp.	65,940	0.0
13,130		USA Mobility, Inc.	182,113	0.0
75,400	@	Vonage Holdings Corp.	184,730	0.0
			5,520,025	0.8

		Utilities: 4.0%
20,480		Allete, Inc.	859,750	0.1
11,350		American States Water
		Co.	396,115	0.1
63,600	L	Atlantic Power Corp.	909,480	0.1
37,680		Avista Corp.	970,260	0.1
30,650		Black Hills Corp.	1,029,227	0.2
9,700	@,L	Cadiz, Inc.	93,411	0.0
25,280		California Water
		Service Group	461,613	0.1
10,360		Central Vermont Public
		Service Corp.	363,636	0.1
9,490		CH Energy Group, Inc.	554,026	0.1
3,880		Chesapeake Utilities
		Corp.	168,198	0.0
43,190		Cleco Corp.	1,645,539	0.2
3,700		Connecticut Water
		Service, Inc.	100,381	0.0
9,840		Consolidated Water
		Co., Ltd.	84,427	0.0
61,200	@	Dynegy, Inc.	169,524	0.0
31,640		El Paso Electric Co.	1,096,010	0.2
26,590		Empire District Electric
		Co.	560,783	0.1
4,400		Genie Energy Ltd	34,892	0.0
36,800		Idacorp, Inc.	1,560,688	0.2
16,400		Laclede Group, Inc.	663,708	0.1
14,460		MGE Energy, Inc.	676,294	0.1
7,160		Middlesex Water Co.	133,606	0.0
32,070		New Jersey Resources
		Corp.	1,577,844	0.2
20,700		Northwest Natural Gas
		Co.	992,151	0.1
26,950		NorthWestern Corp.	964,541	0.1
1,200	L	Ormat Technologies,
		Inc.	21,636	0.0
20,700		Otter Tail Corp.	455,814	0.1
55,450		Piedmont Natural Gas
		Co.	1,884,191	0.3
55,170		PNM Resources, Inc.	1,005,749	0.2
57,530		Portland General
		Electric Co.	1,454,934	0.2
9,130		SJW Corp.	215,833	0.0
23,290		South Jersey
		Industries, Inc.	1,323,105	0.2
36,070		Southwest Gas Corp.	1,532,614	0.2
30,770		UIL Holdings Corp.	1,088,335	0.2
21,930		Unisource Energy Corp.	809,656	0.1
6,300		Unitil Corp.	178,794	0.0
38,320		WGL Holdings, Inc.	1,694,510	0.3
6,100		York Water Co.	107,604	0.0
			27,838,879	4.0

	Total Common Stock
	(Cost $595,024,645)		698,090,627	99.8

WARRANTS: 0.0%
		Industrials: 0.0%
7,460	L	Magnum Hunter
		Resources Corp.	6,114	0.0

	Total Warrants
	(Cost $–)		6,114	0.0

	Total Long-Term
	Investments
	(Cost $595,024,645)		698,096,741	99.8

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.2%
		Securities Lending Collateralcc(1): 6.7%
11,191,004		Cantor Fitzgerald,
		Repurchase Agreement
		dated 12/30/11, 0.12%,
		due 01/03/12
		(Repurchase Amount
		$11,191,151,
		collateralized by various
		U.S. Government
		Agency Obligations,
		1.437%-6.014%,
		Market Value plus
		accrued interest
		$11,414,824, due
		06/01/17-09/01/44)	11,191,004	1.6
11,191,004		Citigroup, Inc.,
		Repurchase Agreement
		dated 12/30/11, 0.08%,
		due 01/03/12
		(Repurchase Amount
		$11,191,102,
		collateralized by various
		U.S. Government/U.S.
		Government Agency
		Obligations, 0.000%-
		5.500%, Market Value
		plus accrued interest
		$11,414,825, due
		01/19/12-12/20/41)	11,191,004	1.6
11,191,004		Deutsche Bank AG,
		Repurchase Agreement
		dated 12/30/11, 0.10%,
		due 01/03/12
		(Repurchase Amount
		$11,191,127,
		collateralized by various
		U.S. Government/U.S.
		Government Agency
		Obligations, 0.000%-
		6.500%, Market Value
		plus accrued interest
		$11,414,825, due
		06/28/12-11/01/41)	11,191,004	1.6
11,191,004		Goldman Sachs & Co.,
		Repurchase Agreement
		dated 12/30/11, 0.10%,
		due 01/03/12
		(Repurchase Amount
		$11,191,127,
		collateralized by various
		U.S. Government
		Agency Obligations,
		2.163%-6.500%,
		Market Value plus
		accrued interest
		$11,414,824, due
		04/01/20-12/01/48)	11,191,004	1.6
2,355,999		Mizuho Securities USA
		Inc., Repurchase
		Agreement dated
		12/30/11, 0.10%, due
		01/03/12 (Repurchase
		Amount $2,356,025,
		collateralized by various
		U.S. Government
		Agency Obligations,
		0.000%-11.000%,
		Market Value plus
		accrued interest
		$2,403,119, due
		08/01/13-10/01/47)	2,355,999	0.3
			47,120,015	6.7

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.5%
10,442,800		BlackRock Liquidity
		Funds, TempFund,
		Institutional Class
		(Cost $10,442,800)	10,442,800	1.5

	Total Short-Term
	Investments
	(Cost $57,562,815)		57,562,815	8.2

	Total Investments in
	Securities
	(Cost $652,587,460)		$755,659,556	108.0
	Liabilities in Excess of
	Other Assets		(55,713,206)	(8.0)
	Net Assets		$699,946,350	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $654,342,597.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$175,160,422
Gross Unrealized Depreciation	(73,843,463)

Net Unrealized Appreciation	$101,316,959

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$90,711,550	$—	$—	$90,711,550
Consumer Staples	26,299,359	—	—	26,299,359
Energy	46,584,438	—	—	46,584,438
Financials	153,107,889	—	—	153,107,889
Health Care	89,976,345	12,980	—	89,989,325
Industrials	109,941,528	—	—	109,941,528
Information Technology	117,318,136	—	—	117,318,136
Materials	30,779,498	—	—	30,779,498
Telecommunications	5,520,025	—	—	5,520,025
Utilities	27,838,879	—	—	27,838,879
Total Common Stock	698,077,647	12,980	—	698,090,627
Warrants	—	6,114	—	6,114
Short-Term Investments	10,442,800	47,120,015	—	57,562,815
Total Investments, at value	$708,520,447	$47,139,109	$—	$755,659,556
Other Financial Instruments+
Futures	21,798	—	—	21,798
Total Assets	$708,542,245	$47,139,109	$—	$755,681,354

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

ING Russell™ Small Cap Index Portfolio Open Futures Contracts on December 31, 2011:

				Unrealized
	Number	Expiration	Notional	Appreciation/
Contract Description	of Contracts	Date	Value	(Depreciation)
Long Contracts
Russell 2000® Mini Index	168	03/16/12	$12,411,840	$21,798
			$12,411,840	$21,798

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Small Company Portfolio	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Consumer Discretionary: 14.1%
126,719		Arbitron, Inc.	$ 4,360,401	0.7
187,100	@	Ascena Retail Group, Inc.	5,560,612	0.9
85,100	@	Bally Technologies, Inc.	3,366,556	0.6
222,700		Callaway Golf Co.	1,231,531	0.2
62,100	@	Childrens Place Retail Stores, Inc.	3,298,752	0.6
267,964	@	Collective Brands, Inc.	3,850,643	0.6
322,000		Cooper Tire & Rubber Co.	4,511,220	0.8
210,500		Finish Line	4,059,492	0.7
97,862		Gildan Activewear, Inc.	1,838,827	0.3
54,200	@	Hibbett Sporting Goods, Inc.	2,448,756	0.4
155,100	@	Jack in the Box, Inc.	3,241,590	0.5
296,139	@	La-Z-Boy, Inc.	3,524,054	0.6
137,657	@	Life Time Fitness, Inc.	6,435,465	1.1
642,105	@	OfficeMax, Inc.	2,915,157	0.5
393,718	@	Orient-Express Hotels Ltd.	2,941,073	0.5
93,600	@	Papa John's International, Inc.	3,526,848	0.6
96,446		Pool Corp.	2,903,024	0.5
249,500		Regis Corp.	4,129,225	0.7
444,723	@	Ruby Tuesday, Inc.	3,068,589	0.5
212,300	@	Sally Beauty Holdings, Inc.	4,485,899	0.7
465,559	@	Sonic Corp.	3,133,212	0.5
206,700	@	Wet Seal, Inc.	673,842	0.1
138,900		Wolverine World Wide, Inc.	4,950,396	0.8
105,601		Wyndham Worldwide Corp.	3,994,886	0.7
		84,450,050		14.1

		Consumer Staples: 1.3%
74,700		Casey's General Stores, Inc.	3,847,797	0.7
76,350		Flowers Foods, Inc.	1,449,123	0.2
128,501		Spartan Stores, Inc.	2,377,269	0.4
		7,674,189		1.3

		Energy: 5.9%
155,400	@	Bill Barrett Corp.	5,294,478	0.9
214,415	@	Carrizo Oil & Gas, Inc.	5,649,835	1.0
88,200	@	Dril-Quip, Inc.	5,805,324	1.0
144,463	@	Energy Partners Ltd.	2,109,160	0.4
86,420		HollyFrontier Corp.	2,022,228	0.3
124,700	@	Key Energy Services, Inc.	1,929,109	0.3
300,200	@	McMoRan Exploration Co.	4,367,910	0.7
219,500	L	Nordic American Tanker Shipping	2,631,805	0.4
112,300	@	Unit Corp.	5,210,720	0.9
		35,020,569		5.9

		Financials: 19.6%
47,600	@	Affiliated Managers Group, Inc.	4,567,220	0.8
112,200		American Campus Communities, Inc.	4,707,912	0.8
85,020		Cash America International, Inc.	3,964,483	0.7
174,063		Columbia Banking System, Inc.	3,354,194	0.6
449,182		CubeSmart	4,779,296	0.8
626,600		DCT Industrial Trust, Inc.	3,208,192	0.5
105,847		Delphi Financial Group	4,689,022	0.8
125,769	@	Encore Capital Group, Inc.	2,673,849	0.4
95,400		Entertainment Properties Trust	4,169,934	0.7
225,500		First Horizon National Corp.	1,804,000	0.3
227,000		FirstMerit Corp.	3,434,510	0.6
199,712		Flushing Financial Corp.	2,522,363	0.4
146,600	L	Hatteras Financial Corp.	3,865,842	0.6
102,559		IBERIABANK Corp.	5,056,159	0.8
66,600		Jones Lang LaSalle, Inc.	4,079,916	0.7
223,000	@	Knight Capital Group, Inc.	2,635,860	0.4
264,258		LaSalle Hotel Properties	6,397,686	1.1
150,572		National Retail Properties, Inc.	3,972,089	0.7
268,284	@	Netspend Holdings, Inc.	2,175,783	0.4
57,600	@	Piper Jaffray Cos.	1,163,520	0.2
244,550		Primerica, Inc.	5,683,342	0.9
42,618		ProAssurance Corp.	3,401,769	0.6
108,718		Prosperity Bancshares, Inc.	4,386,771	0.7
236,929		Provident Financial Services, Inc.	3,172,479	0.5
103,400		Selective Insurance Group	1,833,282	0.3
78,033	@	Signature Bank	4,681,200	0.8
255,600		Starwood Property Trust, Inc.	4,731,156	0.8
23,748	@	Stifel Financial Corp.	761,123	0.1
698,700		Susquehanna Bancshares, Inc.	5,855,106	1.0
108,500	@	SVB Financial Group	5,174,365	0.9
158,855		Wintrust Financial Corp.	4,455,883	0.7
		117,358,306		19.6

		Health Care: 11.6%
68,791	@	Acorda Therapeutics, Inc.	1,639,977	0.3
90,445	@	Align Technology, Inc.	2,145,808	0.4
127,200	@	Amsurg Corp.	3,312,288	0.5
124,600	@	Centene Corp.	4,932,914	0.8
56,900	@	Cubist Pharmaceuticals, Inc.	2,254,378	0.4
81,400	@	Haemonetics Corp.	4,983,308	0.8
354,606	@	Healthsouth Corp.	6,265,888	1.0
119,200	@	Impax Laboratories, Inc.	2,404,264	0.4
179,700	@,L	Incyte Corp., Ltd.	2,697,297	0.4
129,940	@	Medicines Co.	2,422,082	0.4
67,100	@	Mednax, Inc.	4,831,871	0.8
124,305		Meridian Bioscience, Inc.	2,341,906	0.4
319,452	@,L	Nektar Therapeutics	1,787,334	0.3
91,600	@	Onyx Pharmaceuticals, Inc.	4,025,820	0.7
149,536		Owens & Minor, Inc.	4,155,605	0.7
195,300	@	PSS World Medical, Inc.	4,724,307	0.8
46,500	@	Salix Pharmaceuticals Ltd.	2,225,025	0.4
168,907	@,L	Savient Pharmaceuticals, Inc.	376,663	0.1
93,280		Steris Corp.	2,781,610	0.5
140,700	@	Thoratec Corp.	4,721,892	0.8
111,147		Universal Health Services, Inc.	4,319,172	0.7
		69,349,409		11.6

		Industrials: 18.3%
234,985		Actuant Corp.	5,331,810	0.9
134,200		Acuity Brands, Inc.	7,112,600	1.2
70,160	@	Allegiant Travel Co.	3,742,334	0.6
148,344	@	Atlas Air Worldwide Holdings, Inc.	5,700,860	0.9
226,500		Barnes Group, Inc.	5,460,915	0.9
174,900		Brady Corp.	5,521,593	0.9
89,578	@	Clean Harbors, Inc.	5,708,806	1.0
456,500	@	Diana Shipping, Inc.	3,414,620	0.6
376,400		Heartland Express, Inc.	5,378,756	0.9
173,796	@	HUB Group, Inc.	5,636,204	0.9
24,742	@	Kirby Corp.	1,629,013	0.3
130,217	@	Mobile Mini, Inc.	2,272,287	0.4
292,900	@	Orbital Sciences Corp.	4,255,837	0.7
97,200		Regal-Beloit Corp.	4,954,284	0.8
216,151		Resources Connection, Inc.	2,289,039	0.4
105,600	@	Teledyne Technologies, Inc.	5,792,160	1.0
165,969	@	Tetra Tech, Inc.	3,583,271	0.6
95,700		Toro Co.	5,805,162	1.0
141,920	@	TrueBlue, Inc.	1,969,850	0.3
124,700		Universal Forest Products, Inc.	3,849,489	0.6
136,439		Waste Connections, Inc.	4,521,588	0.8
70,100		Watsco, Inc.	4,602,766	0.8
176,539		Watts Water Technologies, Inc.	6,039,399	1.0
123,000		Woodward Governor Co.	5,034,390	0.8
		109,607,033		18.3

		Information Technology: 16.5%
186,700		Adtran, Inc.	5,630,872	0.9
359,300	@	Advanced Energy Industries, Inc.	3,855,289	0.7
64,400	@	Anixter International, Inc.	3,840,816	0.6
89,409	@	Ansys, Inc.	5,121,348	0.9
153,700	@	Ariba, Inc.	4,315,896	0.7
302,127	@	Arris Group, Inc.	3,269,014	0.6
239,900	@,L	Aruba Networks, Inc.	4,442,948	0.8
32,118	@	Bankrate, Inc.	690,537	0.1
46,700	@	CACI International, Inc.	2,611,464	0.4
93,500	@	Concur Technologies, Inc.	4,748,865	0.8
42,026	@	Digital River, Inc.	631,230	0.1
91,619	@	FEI Co.	3,736,223	0.6
373,700	@	Formfactor, Inc.	1,890,922	0.3
176,294	@	Fortinet, Inc.	3,844,972	0.7
106,967	@	Informatica Corp.	3,950,291	0.7
283,500	@	Intermec, Inc.	1,944,810	0.3
94,189	@	Micros Systems, Inc.	4,387,324	0.7
219,540	@	Microsemi Corp.	3,677,295	0.6
169,022		MKS Instruments, Inc.	4,702,192	0.8
283,400	@	Parametric Technology Corp.	5,174,884	0.9
158,460	@	Plexus Corp.	4,338,635	0.7
157,474	@	Polycom, Inc.	2,566,826	0.4
102,800		Power Integrations, Inc.	3,408,848	0.6
219,600	@	Progress Software Corp.	4,249,260	0.7
27,500	@	QLIK Technologies, Inc.	665,500	0.1
92,500	@	QLogic Corp.	1,387,500	0.2
92,500	@	Quest Software, Inc.	1,720,500	0.3
153,600	@	Riverbed Technolgoy, Inc.	3,609,600	0.6
105,059	@	SuccessFactors, Inc.	4,188,702	0.7
		98,602,563		16.5

		Materials: 5.6%
159,100		Buckeye Technologies, Inc.	5,320,304	0.9
312,800		Commercial Metals Co.	4,326,024	0.7
241,200		HB Fuller Co.	5,574,132	0.9
88,032		Minerals Technologies, Inc.	4,976,449	0.8
705,100	@	Thompson Creek Metals Co., Inc.	4,907,496	0.8
305,218		Worthington Industries	4,999,471	0.9
264,722		Zep, Inc.	3,700,813	0.6
		33,804,689		5.6

		Telecommunications: 1.3%
257,017		Alaska Communications Systems Group, Inc.	773,621	0.1
63,566		Lumos Networks Corp.	975,103	0.2
63,566		NTELOS Holdings Corp.	1,295,475	0.2
104,600	@	SBA Communications Corp.	4,493,616	0.8
		7,537,815		1.3

		Utilities: 3.4%
175,200		Cleco Corp.	6,675,120	1.1
144,197		El Paso Electric Co.	4,994,984	0.8
106,200		Idacorp, Inc.	4,503,942	0.8
155,322		Portland General Electric Co.	3,928,094	0.7
		20,102,140		3.4

	Total Common Stock
	(Cost $543,830,494)	583,506,763		97.6

EXCHANGE-TRADED FUNDS: 0.7%
59,565		iShares Russell 2000 Index Fund	4,389,345	0.7

	Total Exchange-Traded Funds
	(Cost $4,036,363)	4,389,345		0.7

	Total Long-Term Investments
	(Cost $547,866,857)	587,896,108		98.3

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.3%
		Securities Lending Collateralcc(1): 1.8%
2,628,658		Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $2,628,693, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $2,681,231, due 06/01/17-09/01/44)	2,628,658	0.4
2,628,658		Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $2,628,681, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $2,681,231, due 01/19/12-12/20/41)	2,628,658	0.4
2,628,658		Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $2,628,687, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,681,231, due 06/28/12-11/01/41)	$ 2,628,658	0.4
2,628,658		Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $2,628,687, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $2,681,231, due 04/01/20-12/01/48)	2,628,658	0.5
553,401		Mizuho Securities USA Inc., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $553,407, collateralized by various U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $564,469, due 08/01/13-10/01/47)	553,401	0.1
		11,068,033		1.8

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.5%
8,753,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $8,753,000)	8,753,000	1.5

	Total Short-Term Investments
	(Cost $19,821,033)	19,821,033		3.3

	Total Investments in Securities (Cost $567,687,890)	$ 607,717,141		101.6
	Liabilities in Excess of Other Assets	(9,609,754)		(1.6)
	Net Assets	$ 598,107,387		100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $580,135,586.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$77,675,155
Gross Unrealized Depreciation	(50,093,600)
Net Unrealized Appreciation	$27,581,555

PORTFOLIO OF INVESTMENTS
ING U.S. Bond Index Portfolio	AS OF DECEMBER 31, 2011

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 24.3%
		Consumer Discretionary: 2.0%
4,370,000		Becton Dickinson and
		Co., 3.125%, 11/08/21	4,528,369	0.1
6,000,000		CBS Corp., 4.300%,
		02/15/21	6,204,270	0.2
1,605,000		Comcast Corp.,
		6.300%, 11/15/17	1,901,245	0.0
335,000		Comcast Corp.,
		6.500%, 11/15/35	404,440	0.0
3,900,000		COX Communications,
		Inc., 5.450%, 12/15/14	4,332,682	0.1
5,000,000		CVS Caremark Corp.,
		3.250%, 05/18/15	5,276,815	0.1
5,035,000	#	Daimler Finance North
		America LLC, 1.950%,
		03/28/14	5,023,782	0.1
3,120,000		DirecTV Holdings,
		LLC, 6.000%, 08/15/40	3,409,339	0.1
1,800,000		Discovery
		Communications LLC,
		4.375%, 06/15/21	1,903,012	0.0
3,350,000		Home Depot, Inc.,
		5.875%, 12/16/36	4,211,097	0.1
7,010,000		NBCUniversal Media
		LLC, 3.650%, 04/30/15	7,405,799	0.2
5,550,000		News America, Inc.,
		6.150%, 03/01/37	6,076,451	0.2
3,200,000		Nordstrom, Inc.,
		4.750%, 05/01/20	3,551,702	0.1
5,075,000		Time Warner Cable,
		Inc., 5.850%, 05/01/17	5,787,596	0.2
3,500,000		Time Warner, Inc.,
		4.875%, 03/15/20	3,797,857	0.1
1,925,000		Time Warner, Inc.,
		6.500%, 11/15/36	2,326,326	0.1
3,500,000		Viacom, Inc., 2.500%,
		12/15/16	3,503,532	0.1
3,600,000		Wal-Mart Stores, Inc.,
		5.000%, 10/25/40	4,245,260	0.1
3,130,000		Wal-Mart Stores, Inc.,
		5.625%, 04/01/40	3,972,111	0.1
			77,861,685	2.0

		Consumer Staples: 1.1%
3,595,000		Altria Group, Inc.,
		9.950%, 11/10/38	5,475,893	0.1
7,000,000		Anheuser-Busch InBev
		Worldwide, Inc.,
		5.375%, 01/15/20	8,220,569	0.2
3,000,000		Coca-Cola Co.,
		3.150%, 11/15/20	3,153,384	0.1
3,275,000		Dr Pepper Snapple
		Group, Inc., 2.900%,
		01/15/16	3,400,449	0.1
4,415,000		Kraft Foods, Inc.,
		6.125%, 02/01/18	5,180,451	0.1
5,600,000		Lorillard Tobacco Co.,
		8.125%, 06/23/19	6,678,403	0.2
2,405,000		PepsiCo, Inc., 4.875%,
		11/01/40	2,784,764	0.1
5,000,000	#	Tesco PLC, 2.700%,
		01/05/17	5,080,120	0.1
2,700,000	#	Woolworths Ltd.,
		2.550%, 09/22/15	2,761,317	0.1
			42,735,350	1.1

		Energy: 2.7%
3,500,000		Anadarko Petroleum
		Corp., 5.950%,
		09/15/16	3,972,367	0.1
3,000,000		Apache Corp., 5.625%,
		01/15/17	3,560,949	0.1
3,750,000	#	BG Energy Capital
		PLC, 4.000%, 12/09/20	3,871,433	0.1
4,910,000		BP Capital Markets
		PLC, 3.200%, 03/11/16	5,151,842	0.1
5,800,000		ConocoPhillips,
		6.500%, 02/01/39	8,037,205	0.2
3,750,000		Devon Energy Corp.,
		4.000%, 07/15/21	4,108,223	0.1
5,490,000		Ensco PLC, 3.250%,
		03/15/16	5,607,162	0.2
4,805,000		Enterprise Products
		Operating LLC,
		3.200%, 02/01/16	4,980,219	0.1
3,500,000		Husky Energy, Inc.,
		5.900%, 06/15/14	3,806,667	0.1
2,825,000		Kinder Morgan Energy
		Partners LP, 6.950%,
		01/15/38	3,195,694	0.1
3,892,000		Marathon Petroleum
		Corp., 3.500%,
		03/01/16	3,966,213	0.1
5,000,000		Noble Holding
		International Ltd.,
		4.625%, 03/01/21	5,228,440	0.1
3,700,000		Occidental Petroleum
		Corp., 2.500%,
		02/01/16	3,874,444	0.1
3,920,000		ONEOK Partners L.P.,
		3.250%, 02/01/16	4,039,638	0.1
3,755,000		Petrobras International
		Finance Co., 5.750%,
		01/20/20	4,035,776	0.1
3,680,000		Petroleos Mexicanos,
		6.000%, 03/05/20	4,104,304	0.1
5,180,000		Shell International
		Finance BV, 3.100%,
		06/28/15	5,559,217	0.1
2,950,000		Suncor Energy, Inc.,
		6.500%, 06/15/38	3,721,664	0.1
3,460,000		TC Pipelines L.P.,
		4.650%, 06/15/21	3,628,180	0.1
5,000,000		Total Capital S.A.,
		4.450%, 06/24/20	5,577,230	0.2
3,965,000		Trans-Canada
		Pipelines, 7.625%,
		01/15/39	5,727,966	0.2
2,785,000		Valero Energy Corp.,
		6.625%, 06/15/37	2,990,722	0.1
2,840,000		Williams Partners L.P.,
		3.800%, 02/15/15	2,984,042	0.1
			101,729,597	2.7

		Financials: 10.5%
8,455,000	#	Abbey National
		Treasury Services
		PLC/London, 3.875%,
		11/10/14	7,941,359	0.2
6,325,000		American Express Co.,
		7.000%, 03/19/18	7,651,144	0.2
5,100,000		Asian Development
		Bank, 2.625%,
		02/09/15	5,382,219	0.1
4,050,000		AvalonBay
		Communities, Inc.,
		5.700%, 03/15/17	4,545,882	0.1
1,610,000		Bank of America Corp.,
		5.650%, 05/01/18	1,535,531	0.0
4,000,000		Bank of America Corp.,
		3.625%, 03/17/16	3,691,344	0.1
13,725,000		Bank of America Corp.,
		6.500%, 08/01/16	13,838,259	0.4
5,905,000		Barclays Bank PLC,
		6.750%, 05/22/19	6,554,119	0.2
3,475,000	L	BNP Paribas, 3.600%,
		02/23/16	3,263,147	0.1
5,000,000		Boeing Capital Corp.,
		2.125%, 08/15/16	5,114,465	0.1
6,000,000		Boston Properties L.P.,
		5.625%, 11/15/20	6,705,636	0.2
6,455,000		Citigroup, Inc., 8.125%,
		07/15/39	7,914,785	0.2
7,000,000		Citigroup, Inc., 5.500%,
		04/11/13	7,149,345	0.2
2,320,000		Corp Andina de
		Fomento, 8.125%,
		06/04/19	2,860,439	0.1
5,705,000		Credit Suisse/New
		York NY, 2.200%,
		01/14/14	5,645,502	0.1
2,605,000		Deutsche Bank AG,
		London, 4.875%,
		05/20/13	2,664,011	0.1
4,815,000	#	Erac USA Finance Co.,
		7.000%, 10/15/37	5,801,882	0.2
31,820,000	L	European Investment
		Bank, 2.375%,
		03/14/14	32,579,671	0.9
3,775,000		Export-Import Bank of
		Korea, 3.750%,
		10/20/16	3,804,743	0.1
9,150,000		General Electric
		Capital Corp., 6.750%,
		03/15/32	10,729,153	0.3
3,540,000		General Electric
		Capital Corp., 5.900%,
		05/13/14	3,879,426	0.1
8,950,000		Goldman Sachs
		Group, Inc./The,
		3.625%, 02/07/16	8,657,433	0.2
4,840,000		Goldman Sachs
		Group, Inc., 6.150%,
		04/01/18	5,000,465	0.1
4,000,000		Goldman Sachs
		Group, Inc., 6.750%,
		10/01/37	3,727,268	0.1
2,300,000	#	Harley-Davidson
		Funding Corp.,
		6.800%, 06/15/18	2,690,786	0.1
4,350,000		Hartford Financial
		Services Group, Inc.,
		5.375%, 03/15/17	4,382,347	0.1
3,400,000		HCP, Inc., 3.750%,
		02/01/16	3,463,288	0.1
4,400,000		HSBC Holdings PLC,
		6.500%, 09/15/37	4,349,638	0.1
4,125,000	#	Hyundai Capital
		America, 3.750%,
		04/06/16	4,115,570	0.1
3,500,000	#	Hyundai Capital
		Services, Inc., 4.375%,
		07/27/16	3,573,913	0.1
6,040,000		Inter-American
		Development Bank,
		3.000%, 04/22/14	6,374,362	0.2
8,295,000		International Bank for
		Reconstruction &
		Development, 1.125%,
		08/25/14	8,437,052	0.2
3,695,000		International Finance
		Corp., 2.250%,
		04/11/16	3,900,856	0.1
3,700,000		John Deere Capital
		Corp., 2.250%,
		06/07/16	3,805,846	0.1
1,815,000		JPMorgan Chase &
		Co., 2.125%, 12/26/12	1,849,487	0.0
7,375,000		JPMorgan Chase &
		Co., 5.500%, 10/15/40	7,655,471	0.2
12,380,000		JPMorgan Chase &
		Co., 2.050%, 01/24/14	12,396,812	0.3
3,810,000		Korea Development
		Bank, 3.250%,
		03/09/16	3,772,795	0.1
21,265,000		Kreditanstalt fuer
		Wiederaufbau,
		1.375%, 01/13/14	21,472,291	0.6
3,285,000		Landwirtschaftliche
		Rentenbank, 3.125%,
		07/15/15	3,489,347	0.1
4,005,000		Lincoln National Corp.,
		4.300%, 06/15/15	4,151,739	0.1
6,675,000		Merrill Lynch & Co.,
		Inc., 6.220%, 09/15/26	5,515,826	0.1
6,995,000		Metlife, Inc., 6.750%,
		06/01/16	8,067,872	0.2
9,260,000		Mexico Government
		International Bond,
		5.125%, 01/15/20	10,625,850	0.3
9,650,000		Morgan Stanley,
		5.375%, 10/15/15	9,438,829	0.2
11,500,000		Morgan Stanley,
		6.625%, 04/01/18	11,367,037	0.3
2,710,000		Nordic Investment
		Bank, 5.000%,
		02/01/17	3,194,599	0.1
3,695,000		Oesterreichische
		Kontrollbank AG,
		4.875%, 02/16/16	4,113,030	0.1
7,095,000		PNC Funding Corp.,
		3.625%, 02/08/15	7,459,279	0.2
7,395,000		Province of British
		Columbia Canada,
		2.100%, 05/18/16	7,703,993	0.2
13,308,000		Province of Ontario
		Canada, 4.400%,
		04/14/20	15,184,468	0.4
3,895,000		Prudential Financial,
		Inc., 3.875%, 01/14/15	4,037,756	0.1
3,800,000		Prudential Financial,
		Inc., 6.200%, 11/15/40	3,982,879	0.1
3,595,000		Simon Property Group
		LP, 5.250%, 12/01/16	3,989,591	0.1
5,295,000		Toyota Motor Credit
		Corp., 2.800%,
		01/11/16	5,476,899	0.1
5,935,000		Travelers Cos, Inc.,
		3.900%, 11/01/20	6,330,597	0.2
5,655,000		US Bancorp, 1.125%,
		10/30/13	5,668,940	0.2
5,275,000	#	WEA Finance, LLC /
		WT Finance Aust Pty
		Ltd., 7.500%, 06/02/14	5,786,533	0.2
14,860,000		Wells Fargo & Co.,
		3.625%, 04/15/15	15,570,575	0.4
			400,033,381	10.5

		Health Care: 0.8%
4,400,000		Amgen, Inc., 3.875%,
		11/15/21	4,447,348	0.1
2,900,000		AstraZeneca PLC,
		6.450%, 09/15/37	3,918,317	0.1
2,945,000		Celgene Corp.,
		3.950%, 10/15/20	2,970,348	0.1
4,210,000		Express Scripts, Inc.,
		3.125%, 05/15/16	4,238,489	0.1
3,240,000		McKesson Corp.,
		3.250%, 03/01/16	3,432,978	0.1
4,920,000		Pfizer, Inc., 6.200%,
		03/15/19	6,078,099	0.2
3,330,000		Sanofi-Aventis SA,
		4.000%, 03/29/21	3,695,191	0.1
			28,780,770	0.8

		Industrials: 1.6%
5,200,000		AngloGold Ashanti
		Holdings PLC, 5.375%,
		04/15/20	5,172,799	0.1
4,000,000		Burlington Northern
		Santa Fe LLC, 3.450%,
		09/15/21	4,129,396	0.1
4,133,790		Continental Airlines,
		Inc., 7.250%, 11/10/19	4,402,487	0.1
3,025,000		CRH America, Inc.,
		5.300%, 10/15/13	3,143,650	0.1
1,289,560		Delta Airlines, Inc.,
		6.821%, 08/10/22	1,345,914	0.0
3,510,000		Dover Corp., 4.300%,
		03/01/21	3,961,965	0.1
2,600,000		Honeywell
		International, Inc.,
		5.375%, 03/01/41	3,195,460	0.1
4,695,000		Ingersoll-Rand Global
		Holding Co., Ltd.,
		6.000%, 08/15/13	5,021,335	0.1
4,000,000		Lockheed Martin Corp.,
		3.350%, 09/15/21	3,985,740	0.1
5,895,000		Norfolk Southern
		Corp., 6.000%,
		03/15/05	6,990,079	0.2
3,800,000		Raytheon Co., 3.125%,
		10/15/20	3,835,439	0.1
2,000,000		Republic Airways
		Holdings, Inc., 5.250%,
		11/15/21	2,271,330	0.1
3,500,000		Thermo Fisher
		Scientific, Inc., 3.200%,
		03/01/16	3,701,477	0.1
5,895,000		Tyco International
		Finance S.A., 3.375%,
		10/15/15	6,175,873	0.2
2,790,000		Waste Management,
		Inc., 6.125%, 11/30/39	3,428,455	0.1
			60,761,399	1.6

		Information Technology: 0.7%
3,500,000		Broadcom Corp.,
		2.700%, 11/01/18	3,542,962	0.1
4,220,000		Google, Inc., 2.125%,
		05/19/16	4,393,573	0.1
2,970,000		Hewlett-Packard Co.,
		6.125%, 03/01/14	3,204,366	0.1
3,350,000		Intel Corp., 1.950%,
		10/01/16	3,448,537	0.1
7,040,000		International Business
		Machines Corp.,
		1.950%, 07/22/16	7,254,762	0.2
1,500,000		Oracle Corp., 5.375%,
		07/15/40	1,830,897	0.0
4,220,000		Texas Instruments,
		Inc., 2.375%, 05/16/16	4,401,329	0.1
			28,076,426	0.7

		Materials: 0.9%
580,000		ArcelorMittal, 5.250%,
		08/05/20	527,383	0.0
3,680,000		ArcelorMittal, 6.125%,
		06/01/18	3,638,026	0.1
2,795,000		Barrick Australian
		Finance Pty Ltd.,
		5.950%, 10/15/39	3,241,373	0.1
3,700,000		BHP Billiton Finance
		USA Ltd., 3.250%,
		11/21/21	3,815,951	0.1
3,282,000		Dow Chemical Co.,
		8.550%, 05/15/19	4,298,878	0.1
2,000,000		Potash Corp. of
		Saskatchewan, Inc.,
		5.625%, 12/01/40	2,446,698	0.1
4,365,000		Rio Tinto Finance USA
		Ltd., 6.500%, 07/15/18	5,266,909	0.1
6,000,000	L	Southern Copper
		Corp., 5.375%,
		04/16/20	6,386,154	0.2
1,955,000		Vale Overseas Ltd.,
		6.875%, 11/21/36	2,231,990	0.1
1,220,000		Vale Overseas Ltd.,
		4.625%, 09/15/20	1,267,257	0.0
			33,120,619	0.9

		Telecommunications: 2.1%
5,000,000		America Movil S.A.B
		de CV, 5.000%,
		03/30/20	5,546,975	0.1
5,150,000		AT&T, Inc., 6.500%,
		09/01/37	6,422,812	0.2
8,000,000		AT&T, Inc., 2.950%,
		05/15/16	8,347,344	0.2
3,130,000		Cisco Systems, Inc.,
		5.500%, 01/15/40	3,836,917	0.1
7,095,000		Deutsche Telekom
		International Finance
		BV, 5.750%, 03/23/16	7,904,823	0.2
1,710,000		Embarq Corp.,
		7.082%, 06/01/16	1,855,660	0.0
6,775,000		France Telecom S.A.,
		4.375%, 07/08/14	7,161,683	0.2
3,000,000		Juniper Networks, Inc.,
		5.950%, 03/15/41	3,286,812	0.1
7,285,000		Qwest Corp., 6.750%,
		12/01/21	7,958,862	0.2
2,220,000		Rogers Cable, Inc.,
		5.500%, 03/15/14	2,394,516	0.1
2,685,000		Telecom Italia Capital
		S.A., 5.250%, 10/01/15	2,465,474	0.1
6,710,000		Telefonica Emisiones
		SAU, 3.992%,
		02/16/16	6,458,912	0.2
5,225,000		Verizon
		Communications, Inc.,
		6.350%, 04/01/19	6,374,312	0.2
2,940,000		Verizon
		Communications, Inc.,
		7.750%, 12/01/30	4,100,148	0.1
3,965,000		Vodafone Group PLC,
		6.150%, 02/27/37	4,942,373	0.1
			79,057,623	2.1

		Utilities: 1.9%
9,385,000		Dominion Resources,
		Inc./VA, 1.800%,
		03/15/14	9,561,720	0.2
5,670,000		Duke Energy Corp.,
		3.950%, 09/15/14	6,054,109	0.2
5,260,000		Exelon Generation Co.
		LLC, 5.200%, 10/01/19	5,785,500	0.1
3,225,000		FirstEnergy Solutions
		Corp., 6.800%,
		08/15/39	3,616,950	0.1
3,495,000		NextEra Energy
		Capital Holdings, Inc.,
		2.550%, 11/15/13	3,557,767	0.1
5,005,000		Kentucky Utilities Co.,
		5.125%, 11/01/40	6,009,443	0.2
3,765,000		Midamerican Energy
		Holdings Co., 6.125%,
		04/01/36	4,504,054	0.1
3,595,000		Ohio Power Co.,
		5.375%, 10/01/21	4,130,188	0.1
4,855,000		Oncor Electric Delivery
		Co., 5.950%, 09/01/13	5,197,646	0.1
3,850,000		Pacific Gas & Electric
		Co., 3.500%, 10/01/20	4,026,211	0.1
3,570,000		Progress Energy, Inc.,
		4.400%, 01/15/21	3,941,080	0.1
3,410,000		Public Service Co. of
		Colorado, 3.200%,
		11/15/20	3,542,717	0.1
3,700,000		SCANA Corp., 4.750%,
		05/15/21	3,928,756	0.1
3,915,000		Southern California
		Edison Co., 3.875%,
		06/01/21	4,328,123	0.1
5,920,000		Southern Co., 2.375%,
		09/15/15	6,071,540	0.2
			74,255,804	1.9

	Total Corporate
	Bonds/Notes
	(Cost $887,702,704)		926,412,654	24.3

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.2%
1,000,000		Banc of America
		Commercial Mortgage,
		Inc., 5.414%, 09/10/47	1,084,344	0.0
1,100,000		Banc of America
		Commercial Mortgage,
		Inc., 5.449%, 01/15/49	1,159,919	0.0
5,570,000		Banc of America
		Commercial Mortgage,
		Inc., 5.889%, 07/10/44	6,126,805	0.2
450,000		Banc of America
		Commercial Mortgage,
		Inc., 5.841%, 06/10/49	484,439	0.0
7,994,000		Citigroup Commercial
		Mortgage Trust,
		5.697%, 12/10/49	8,848,922	0.2
3,250,000		Citigroup/Deutsche
		Bank Commercial
		Mortgage Trust,
		5.886%, 11/15/44	3,616,334	0.1
2,500,000		Commercial Mortgage
		Pass-through
		Certificates, 5.306%,
		12/10/46	2,721,021	0.1
2,000,000		Credit Suisse
		Mortgage Capital
		Certificates, 5.311%,
		12/15/39	2,142,371	0.1
1,750,000		Credit Suisse
		Mortgage Capital
		Certificates, 5.713%,
		06/15/39	1,844,298	0.1
1,400,000		Credit Suisse
		Mortgage Capital
		Certificates, 5.795%,
		09/15/39	1,468,557	0.1
1,368,734		CW Capital Cobalt
		Ltd., 5.334%, 04/15/47	1,396,641	0.0
3,170,000		CW Capital Cobalt
		Ltd., 5.816%, 05/15/46	3,416,249	0.1
3,000,000		GE Capital
		Commercial Mortgage
		Corp., 5.486%,
		11/10/45	3,326,391	0.1
1,755,000		Greenwich Capital
		Commercial Funding
		Corp., 5.882%,
		07/10/38	1,955,991	0.1
4,000,000		JP Morgan Chase
		Commercial Mortgage
		Securities Corp.,
		5.819%, 02/12/51	4,224,296	0.1
312,099		JPMorgan Chase
		Commercial Mortgage
		Securities Corp.,
		4.871%, 10/15/42	311,599	0.0
2,538,383		JPMorgan Chase
		Commercial Mortgage
		Securities Corp.,
		4.879%, 01/12/38	2,665,519	0.1
1,155,000		JPMorgan Chase
		Commercial Mortgage
		Securities Corp.,
		5.038%, 03/15/46	1,257,088	0.0
1,105,000		JPMorgan Chase
		Commercial Mortgage
		Securities Corp.,
		5.688%, 02/12/51	1,184,195	0.0
4,750,000		JPMorgan Chase
		Commercial Mortgage
		Securities Corp.,
		5.740%, 02/12/49	5,159,640	0.1
496,005		JPMorgan Chase
		Commercial Mortgage
		Securities Corp.,
		5.827%, 02/15/51	505,992	0.0
1,255,000		JPMorgan Chase
		Commercial Mortgage
		Securities Corp.,
		6.125%, 02/12/51	1,363,371	0.0
3,655,000		JPMorgan Chase
		Commercial Mortgage
		Securities Corp.,
		5.336%, 05/15/47	3,890,658	0.1
2,295,000		JPMorgan Chase
		Commercial Mortgage
		Securities Corp.,
		5.440%, 06/12/47	2,469,132	0.1
4,130,000		LB-UBS Commercial
		Mortgage Trust,
		5.858%, 07/15/40	4,542,500	0.1
4,500,000		Merrill
		Lynch/Countrywide
		Commercial Mortgage
		Trust, 5.743%,
		06/12/50	4,778,345	0.1
410,000		Merrill
		Lynch/Countrywide
		Commercial Mortgage
		Trust, 5.962%,
		08/12/49	446,785	0.0
1,000,000		Morgan Stanley Capital
		I, 5.569%, 12/15/44	1,054,235	0.0
6,124,000		Wachovia Bank
		Commercial Mortgage
		Trust, 5.313%,
		11/15/48	6,421,734	0.2
1,250,000		Wachovia Bank
		Commercial Mortgage
		Trust, 5.418%,
		01/15/45	1,366,072	0.0
1,500,000		Wachovia Bank
		Commercial Mortgage
		Trust, 5.509%,
		04/15/47	1,587,810	0.1

	Total Collateralized
	Mortgage Obligations
	(Cost $66,397,865)		82,821,253	2.2

MUNICIPAL BONDS: 0.9%
		California: 0.2%
4,335,000		State of California,
		7.550%, 04/01/39	5,305,000	0.2

		Connecticut: 0.1%
3,735,000		State of Connecticut,
		5.850%, 03/15/32	4,551,247	0.1

		Illinois: 0.1%
4,400,000		State of Illinois,
		4.421%, 01/01/15	4,576,968	0.1

		New Jersey: 0.2%
3,425,000		New Jersey State
		Turnpike Authority,
		7.102%, 01/01/41	4,705,882	0.1
2,335,000		Port Authority of New
		York & New Jersey,
		4.926%, 10/01/51	2,440,238	0.1
			7,146,120	0.2
		New York: 0.1%
3,495,000		Metropolitan
		Transportation
		Authority, 6.814%,
		11/15/40	4,388,706	0.1

		Ohio: 0.1%
3,355,000		American Municipal
		Power, Inc., 7.834%,
		02/15/41	4,649,258	0.1

		Washington: 0.1%
3,900,000		State of Washington,
		5.140%, 08/01/40	4,499,547	0.1

		Total Municipal Bonds
		(Cost $31,648,555)	35,116,846	0.9

U.S. TREASURY OBLIGATIONS: 36.7%
		U.S. Treasury Bonds: 20.9%
15,745,000		2.125%, due 08/15/21	16,143,553	0.4
6,590,000		2.625%, due 11/15/20	7,093,515	0.2
46,270,000		3.125%, due 05/15/21	51,645,278	1.3
4,330,000		6.250%, due 08/15/23	6,195,282	0.2
63,000,000		0.375%, due 09/30/12	63,130,473	1.7
46,620,000		1.250%, due 10/31/15	47,832,866	1.2
17,410,000		1.375%, due 11/15/12	17,598,394	0.5
111,035,000		1.375%, due 03/15/13	112,639,789	3.0
43,275,000		2.375%, due 03/31/16	46,354,968	1.2
85,860,000		2.375%, due 07/31/17	92,312,894	2.4
13,160,000		2.625%, due 08/15/20	14,193,271	0.4
26,255,000		2.750%, due 02/15/19	28,759,491	0.7
24,525,000		3.375%, due 11/15/19	27,960,413	0.7
35,410,000		3.500%, due 05/15/20	40,727,024	1.1
84,430,000		3.500%, due 02/15/39	94,799,102	2.5
15,045,000		3.875%, due 08/15/40	17,997,581	0.5
5,140,000		4.250%, due 05/15/39	6,527,800	0.2
2,225,000		4.375%, due 02/15/38	2,873,378	0.1
50,130,000		4.375%, due 05/15/40	64,988,833	1.7
2,150,000		6.000%, due 02/15/26	3,097,679	0.1
18,185,000		6.500%, due 11/15/26	27,578,698	0.7
4,025,000		8.125%, due 08/15/19	5,986,874	0.1
			796,437,156	20.9

		U.S. Treasury Notes: 15.8%
35,580,000		0.250%, due 09/15/14	35,504,962	0.9
4,755,000		0.500%, due 08/15/14	4,778,033	0.1
36,160,000		0.625%, due 04/30/13	36,380,359	1.0
74,115,000		1.000%, due 05/15/14	75,359,910	2.0
60,000,000		1.125%, due 12/15/12	60,562,500	1.6
21,375,000		2.625%, due 04/30/18	23,277,054	0.6
93,630,000		0.500%, due 10/15/13	94,061,634	2.5
30,480,000		0.500%, due 11/15/13	30,628,834	0.8
20,000,000		0.625%, due 07/31/12	20,065,620	0.5
30,085,000		0.750%, due 12/15/13	30,382,330	0.8
8,230,000		1.125%, due 06/15/13	8,340,274	0.2
16,940,000		1.375%, due 05/15/13	17,212,632	0.4
3,215,000		1.375%, due 11/30/15	3,313,459	0.1
14,720,000		1.875%, due 04/30/14	15,260,504	0.4
133,163,000		1.875%, due 09/30/17	139,269,855	3.7
3,105,000		2.125%, due 05/31/15	3,279,172	0.1
2,790,000		2.500%, due 04/30/15	2,978,543	0.1
			600,655,675	15.8

	Total U.S. Treasury
	Obligations
	(Cost $1,339,715,412)		1,397,092,831	36.7

U.S. GOVERNMENT AGENCY OBLIGATIONS: 36.8%
		Federal Home Loan Mortgage Corporation: 9.7%##
24,805,000		0.375%, due 10/30/13	24,789,869	0.7
1,715,000		1.000%, due 07/30/14	1,734,860	0.1
4,300,000		1.375%, due 02/25/14	4,372,773	0.1
13,555,000		1.600%, due 08/10/15	13,648,096	0.4
6,590,000		2.000%, due 08/25/16	6,863,373	0.2
8,405,000		2.500%, due 05/27/16	8,914,553	0.2
13,530,000		2.875%, due 02/09/15	14,439,920	0.4
10,945,000		3.000%, due 07/28/14	11,623,656	0.3
6,070,000	W	3.500%, due 07/15/41	6,234,080	0.2
4,515,000		3.750%, due 03/27/19	5,162,284	0.1
1,050,409		4.000%, due 08/01/40	1,103,613	0.0
22,730,000	W	4.000%, due 08/15/40	23,845,191	0.6
4,167,461		4.000%, due 11/01/40	4,378,544	0.1
1,529,517		4.000%, due 01/01/41	1,606,987	0.1
6,556,069		4.000%, due 04/01/41	6,889,160	0.2
4,662,537		4.000%, due 05/01/41	4,899,423	0.1
1,865,193		4.000%, due 06/01/41	1,959,957	0.1
341,771		4.000%, due 08/01/41	359,136	0.0
669,160		4.000%, due 08/01/41	703,158	0.0
1,420,959		4.000%, due 11/01/41	1,493,153	0.0
1,322,501		4.500%, due 03/01/39	1,403,005	0.0
1,701,872		4.500%, due 08/01/39	1,805,468	0.1
2,563,146		4.500%, due 09/01/39	2,719,170	0.1
1,976,399		4.500%, due 09/01/39	2,096,706	0.1
3,901,124		4.500%, due 09/01/39	4,138,593	0.1
5,429,525		4.500%, due 10/01/39	5,760,030	0.2
1,152,886		4.500%, due 03/01/40	1,222,704	0.0
3,848,150		4.500%, due 04/01/40	4,081,191	0.1
797,444		4.500%, due 06/01/40	845,737	0.0
6,440,358		4.500%, due 07/01/40	6,830,383	0.2
5,053,942		4.500%, due 07/01/40	5,360,006	0.2
3,946,154		4.500%, due 08/01/40	4,185,131	0.1
1,259,279		4.500%, due 08/01/40	1,335,540	0.0
1,348,524		4.500%, due 03/01/41	1,429,874	0.0
4,771,640		4.500%, due 03/01/41	5,059,489	0.1
1,577,977		4.500%, due 04/01/41	1,673,169	0.1
4,824,118		4.500%, due 06/01/41	5,115,133	0.1
1,491,663		4.500%, due 08/01/41	1,581,648	0.1
231,725		5.000%, due 03/01/34	249,366	0.0
1,195,603		5.000%, due 12/01/34	1,286,623	0.0
5,035,749		5.000%, due 08/01/35	5,419,116	0.2
1,262,221		5.000%, due 08/01/35	1,358,313	0.0
1,274,928		5.000%, due 10/01/35	1,371,987	0.0
3,441,437		5.000%, due 10/01/35	3,703,430	0.1
1,462,016		5.000%, due 10/01/35	1,573,318	0.1
3,653,219		5.000%, due 12/01/35	3,931,335	0.1
497,306		5.000%, due 04/01/36	535,166	0.0
1,531,463		5.000%, due 11/01/36	1,648,052	0.1
1,172,649		5.000%, due 02/01/37	1,261,555	0.0
950,986		5.000%, due 05/01/37	1,023,681	0.0
12,894,488		5.000%, due 10/01/37	13,876,132	0.4
2,353,506		5.000%, due 03/01/38	2,532,676	0.1
460,194		5.000%, due 03/01/38	495,372	0.0
2,831,833		5.000%, due 04/01/38	3,046,533	0.1
293,700		5.000%, due 10/01/38	315,967	0.0
13,935,000	W	5.000%, due 01/15/39	14,975,773	0.4
563,991		5.000%, due 06/01/40	606,662	0.0
1,066,372		5.000%, due 08/01/40	1,147,054	0.0
3,410,676		5.000%, due 04/01/41	3,674,590	0.1
190,000		5.400%, due 03/17/21	221,559	0.0
7,726,083		5.500%, due 12/01/24	8,379,888	0.2
909,580		5.500%, due 09/01/34	990,906	0.0
883,297		5.500%, due 01/01/35	962,273	0.0
8,360,120		5.500%, due 09/01/35	9,102,376	0.2
502,212		5.500%, due 09/01/35	546,801	0.0
6,958,086		5.500%, due 10/01/35	7,575,861	0.2
1,314,181		5.500%, due 03/01/36	1,429,423	0.0
4,874,259		5.500%, due 03/01/36	5,307,022	0.2
1,177,669		5.500%, due 05/01/36	1,280,941	0.0
2,710,196		5.500%, due 06/01/36	2,952,515	0.1
1,868,148		5.500%, due 07/01/36	2,031,969	0.1
285,099		5.500%, due 07/01/36	310,100	0.0
43,641		5.500%, due 07/01/36	47,543	0.0
588,433		5.500%, due 10/01/36	640,033	0.0
1,868,754		5.500%, due 11/01/36	2,032,628	0.1
1,243,447		5.500%, due 12/01/36	1,352,487	0.0
504,117		5.500%, due 12/01/36	548,324	0.0
1,721,159		5.500%, due 02/01/37	1,872,090	0.1
400,196		5.500%, due 05/01/37	436,478	0.0
83,475		5.500%, due 06/01/37	90,703	0.0
1,773,487		5.500%, due 11/01/37	1,927,067	0.1
795,336		5.500%, due 12/01/37	864,210	0.0
365,812		5.500%, due 03/01/38	397,490	0.0
168,953		5.500%, due 06/01/38	183,584	0.0
105,347		5.500%, due 06/01/38	114,470	0.0
96,779		5.500%, due 08/01/38	105,553	0.0
35,329		5.500%, due 10/01/38	38,389	0.0
304,342		5.500%, due 12/01/38	330,697	0.0
320,228		5.500%, due 12/01/38	347,959	0.0
2,019,279		5.500%, due 01/01/39	2,194,144	0.1
535,000	W	5.500%, due 01/15/39	580,559	0.0
1,482,563		5.500%, due 01/01/40	1,610,949	0.1
376,273		5.500%, due 01/01/40	409,092	0.0
630,658		5.500%, due 03/01/40	685,271	0.0
482,415		5.500%, due 01/01/41	524,493	0.0
41,648		6.000%, due 04/01/28	46,400	0.0
410,307		6.000%, due 07/01/28	450,647	0.0
40,483		6.000%, due 04/01/36	44,747	0.0
125,395		6.000%, due 04/01/36	138,174	0.0
9,875		6.000%, due 04/01/36	10,882	0.0
334,919		6.000%, due 06/01/36	369,051	0.0
184,047		6.000%, due 07/01/36	202,803	0.0
1,738,291		6.000%, due 08/01/36	1,915,441	0.1
73,005		6.000%, due 08/01/36	80,445	0.0
178,467		6.000%, due 08/01/36	196,654	0.0
964,442		6.000%, due 01/01/37	1,062,728	0.0
524,826		6.000%, due 02/01/37	578,311	0.0
44,740		6.000%, due 04/01/37	49,215	0.0
21,623		6.000%, due 06/01/37	23,786	0.0
451,392		6.000%, due 06/01/37	496,547	0.0
6,891		6.000%, due 07/01/37	7,580	0.0
122,127		6.000%, due 07/01/37	134,344	0.0
55,179		6.000%, due 08/01/37	60,699	0.0
591,102		6.000%, due 08/01/37	650,233	0.0
275,048		6.000%, due 08/01/37	303,852	0.0
40,979		6.000%, due 08/01/37	45,078	0.0
232,285		6.000%, due 08/01/37	255,521	0.0
1,735,046		6.000%, due 08/01/37	1,908,612	0.1
2,134,539		6.000%, due 08/01/37	2,348,068	0.1
297,891		6.000%, due 09/01/37	327,690	0.0
115,838		6.000%, due 09/01/37	127,426	0.0
38,377		6.000%, due 09/01/37	42,216	0.0
337,359		6.000%, due 10/01/37	371,765	0.0
198,743		6.000%, due 10/01/37	218,625	0.0
76,688		6.000%, due 10/01/37	84,360	0.0
61,953		6.000%, due 10/01/37	68,266	0.0
57,540		6.000%, due 11/01/37	63,295	0.0
54,528		6.000%, due 11/01/37	59,983	0.0
37,601		6.000%, due 12/01/37	41,363	0.0
903,434		6.000%, due 12/01/37	993,809	0.0
769,314		6.000%, due 01/01/38	846,272	0.0
28,872		6.000%, due 01/01/38	31,751	0.0
988,113		6.000%, due 02/01/38	1,086,650	0.0
32,078		6.000%, due 02/01/38	35,277	0.0
684,308		6.000%, due 05/01/38	766,028	0.0
128,600		6.000%, due 05/01/38	141,425	0.0
27,800		6.000%, due 06/01/38	30,572	0.0
1,020,763		6.000%, due 07/01/38	1,122,556	0.0
907,245		6.000%, due 07/01/38	997,718	0.0
497,238		6.000%, due 08/01/38	546,823	0.0
172,080		6.000%, due 09/01/38	189,294	0.0
2,209,746		6.000%, due 09/01/38	2,430,108	0.1
156,102		6.000%, due 11/01/38	172,011	0.0
1,800,409		6.000%, due 01/01/39	1,979,951	0.1
1,963,877		6.000%, due 04/01/39	2,159,721	0.1
333,029		6.000%, due 08/01/39	365,927	0.0
505,658		6.000%, due 10/01/39	555,609	0.0
177,886		6.000%, due 11/01/39	195,681	0.0
146,535		6.000%, due 11/01/39	161,011	0.0
699,806		6.000%, due 11/01/39	768,936	0.0
37,089		6.000%, due 12/01/39	40,799	0.0
866,997		6.000%, due 05/01/40	953,727	0.0
840,000		6.250%, due 07/15/32	1,224,974	0.0
90,929		6.500%, due 06/01/36	102,383	0.0
15,312		6.500%, due 08/01/36	17,241	0.0
38,300		6.500%, due 10/01/36	43,124	0.0
369,757		6.500%, due 10/01/36	416,336	0.0
307,804		6.500%, due 07/01/37	346,579	0.0
49,426		6.500%, due 08/01/37	55,467	0.0
133,547		6.500%, due 09/01/37	149,869	0.0
102,602		6.500%, due 09/01/37	115,142	0.0
78,752		6.500%, due 10/01/37	88,377	0.0
271,141		6.500%, due 11/01/37	304,280	0.0
11,092		6.500%, due 12/01/37	12,469	0.0
326,847		6.500%, due 01/01/38	366,624	0.0
248,364		6.500%, due 02/01/38	278,720	0.0
285,526		6.500%, due 02/01/38	320,603	0.0
93,481		6.500%, due 04/01/38	104,790	0.0
276,958		6.500%, due 04/01/38	310,808	0.0
40,216		6.500%, due 05/01/38	45,156	0.0
8,502		6.500%, due 05/01/38	9,530	0.0
50,264		6.500%, due 07/01/38	56,345	0.0
24,968		6.500%, due 08/01/38	27,989	0.0
55,624		6.500%, due 09/01/38	62,353	0.0
5,434		6.500%, due 10/01/38	6,091	0.0
81,609		6.500%, due 10/01/38	91,481	0.0
201,467		6.500%, due 11/01/38	226,091	0.0
3,061,267		6.500%, due 12/01/38	3,431,597	0.1
148,850		6.500%, due 12/01/38	166,857	0.0
96,562		6.500%, due 12/01/38	108,243	0.0
1,580,111		6.500%, due 12/01/38	1,771,261	0.1
31,293		6.500%, due 12/01/38	35,079	0.0
40,208		6.500%, due 01/01/39	45,072	0.0
3,865,000		6.750%, due 03/15/31	5,818,773	0.2
			369,639,478	9.7

		Federal National Mortgage Association: 20.5%##
3,480,000		0.550%, due 09/27/13	3,477,936	0.1
24,450,000		0.875%, due 08/28/14	24,589,756	0.7
6,020,000		1.250%, due 02/27/14	6,111,576	0.2
6,025,000		1.375%, due 11/15/16	6,088,214	0.2
21,320,000		1.500%, due 03/28/14	21,377,116	0.6
8,750,000		2.375%, due 04/11/16	9,258,034	0.3
14,335,000	W	3.000%, due 09/25/26	14,807,606	0.4
21,945,000	W	3.500%, due 01/25/26	22,953,098	0.6
1,463,230		3.500%, due 08/01/26	1,531,981	0.1
267,657		3.500%, due 09/01/26	280,233	0.0
1,067,517		3.500%, due 10/01/26	1,117,674	0.0
1,651,052		3.500%, due 10/01/26	1,728,627	0.1
2,034,175		3.500%, due 10/01/26	2,129,751	0.1
4,349,466		3.500%, due 11/01/26	4,553,827	0.1
530,777		3.500%, due 11/01/26	555,716	0.0
13,890,000	W	3.500%, due 10/25/40	14,289,337	0.4
30,407		4.000%, due 07/01/13	32,056	0.0
95,046		4.000%, due 06/01/14	100,301	0.0
148,829		4.000%, due 11/01/20	158,266	0.0
128,337		4.000%, due 07/01/22	135,592	0.0
86,326		4.000%, due 04/01/23	91,099	0.0
47,624		4.000%, due 05/01/23	50,257	0.0
59,078		4.000%, due 07/01/23	62,344	0.0
12,630,000	W	4.000%, due 01/25/24	13,322,676	0.4
2,966,187		4.000%, due 03/01/24	3,130,172	0.1
348,242		4.000%, due 03/01/24	367,495	0.0
435,384		4.000%, due 03/01/24	459,455	0.0
26,022		4.000%, due 04/01/24	27,461	0.0
293,137		4.000%, due 04/01/24	309,343	0.0
409,396		4.000%, due 07/01/24	432,030	0.0
1,631,951		4.000%, due 07/01/24	1,722,173	0.1
26,759		4.000%, due 08/01/24	28,238	0.0
3,042,607		4.000%, due 11/01/24	3,210,817	0.1
4,005,770		4.000%, due 11/01/24	4,227,229	0.1
389,091		4.000%, due 01/01/25	410,602	0.0
1,614,735		4.000%, due 02/01/25	1,704,006	0.1
376,296		4.000%, due 02/01/25	397,100	0.0
2,191,588		4.000%, due 03/01/25	2,312,750	0.1
2,387,809		4.000%, due 06/01/25	2,519,819	0.1
34,934		4.000%, due 07/01/25	36,865	0.0
308,097		4.000%, due 09/01/25	325,130	0.0
320,515		4.000%, due 09/01/25	338,234	0.0
2,811,993		4.000%, due 12/01/25	2,967,454	0.1
2,309,668		4.000%, due 02/01/26	2,440,245	0.1
373,307		4.000%, due 03/01/26	394,412	0.0
1,377,891		4.000%, due 04/01/26	1,455,790	0.1
615,188		4.000%, due 04/01/26	649,967	0.0
2,329,847		4.000%, due 05/01/26	2,461,565	0.1
1,095,370		4.000%, due 09/01/26	1,157,296	0.0
41,860,000	W	4.000%, due 08/25/40	43,985,705	1.2
1,169,891		4.000%, due 10/01/40	1,230,426	0.0
2,057,343		4.000%, due 10/01/40	2,169,906	0.1
5,635,651		4.000%, due 12/01/40	5,927,262	0.2
4,008,469		4.000%, due 12/01/40	4,227,783	0.1
11,489,532		4.000%, due 02/01/41	12,084,046	0.3
2,820,466		4.000%, due 03/01/41	2,967,290	0.1
1,793,620		4.000%, due 04/01/41	1,886,989	0.1
2,519,054		4.000%, due 06/01/41	2,650,188	0.1
2,774,759		4.000%, due 08/01/41	2,926,574	0.1
2,211,783		4.000%, due 09/01/41	2,326,921	0.1
54,247		4.500%, due 01/01/13	56,123	0.0
39,981		4.500%, due 01/01/14	42,647	0.0
63,078		4.500%, due 08/01/14	67,285	0.0
128,349		4.500%, due 05/01/19	137,470	0.0
57,648		4.500%, due 05/01/19	61,599	0.0
90,567		4.500%, due 01/01/20	96,946	0.0
119,114		4.500%, due 08/01/20	127,430	0.0
7,186		4.500%, due 06/01/22	7,716	0.0
14,207		4.500%, due 07/01/22	15,164	0.0
192,483		4.500%, due 11/01/22	205,440	0.0
413,895		4.500%, due 02/01/23	441,757	0.0
51,797		4.500%, due 02/01/23	55,284	0.0
8,495		4.500%, due 03/01/23	9,067	0.0
34,043		4.500%, due 03/01/23	36,335	0.0
1,359,690		4.500%, due 03/01/23	1,451,219	0.1
304,205		4.500%, due 04/01/23	324,683	0.0
753,252		4.500%, due 04/01/23	803,958	0.0
14,385		4.500%, due 04/01/23	15,353	0.0
209,521		4.500%, due 04/01/23	223,625	0.0
569,749		4.500%, due 04/01/23	608,102	0.0
73,801		4.500%, due 04/01/23	78,332	0.0
22,110		4.500%, due 05/01/23	23,599	0.0
12,683		4.500%, due 05/01/23	13,537	0.0
21,154		4.500%, due 05/01/23	22,578	0.0
1,420,698		4.500%, due 05/01/23	1,516,334	0.1
25,330		4.500%, due 07/01/23	27,035	0.0
90,143		4.500%, due 08/01/23	96,211	0.0
167,353		4.500%, due 01/01/24	178,514	0.0
2,444,239		4.500%, due 05/01/24	2,607,248	0.1
1,737,090		4.500%, due 07/01/24	1,856,739	0.1
3,776,435		4.500%, due 08/01/24	4,028,290	0.1
116,013		4.500%, due 09/01/24	123,750	0.0
508,510		4.500%, due 09/01/24	542,424	0.0
1,779,393		4.500%, due 09/01/24	1,898,063	0.1
158,318		4.500%, due 09/01/24	168,876	0.0
140,636		4.500%, due 10/01/24	150,015	0.0
291,578		4.500%, due 10/01/24	313,119	0.0
1,069,878		4.500%, due 10/01/24	1,141,229	0.0
711,232		4.500%, due 11/01/24	758,665	0.0
28,807		4.500%, due 11/01/24	30,728	0.0
40,199		4.500%, due 11/01/24	43,024	0.0
504,139		4.500%, due 11/01/24	537,760	0.0
69,416		4.500%, due 11/01/24	74,404	0.0
102,568		4.500%, due 11/01/24	109,633	0.0
1,058,018		4.500%, due 12/01/24	1,128,579	0.0
513,536		4.500%, due 12/01/24	547,785	0.0
473,439		4.500%, due 01/01/25	505,014	0.0
1,373,145		4.500%, due 01/01/25	1,464,722	0.1
14,244		4.500%, due 01/01/25	15,194	0.0
130,221		4.500%, due 08/01/25	140,249	0.0
3,835,642		4.500%, due 01/01/26	4,093,843	0.1
1,685,189		4.500%, due 04/01/26	1,803,895	0.1
47,585		4.500%, due 06/01/34	50,781	0.0
161,771		4.500%, due 05/01/35	172,688	0.0
15,649		4.500%, due 03/01/38	16,671	0.0
51,165		4.500%, due 03/01/38	54,506	0.0
29,015		4.500%, due 05/01/38	30,910	0.0
18,707		4.500%, due 05/01/38	19,929	0.0
132,602		4.500%, due 06/01/38	141,426	0.0
191,237		4.500%, due 07/01/38	203,723	0.0
96,665		4.500%, due 07/01/38	102,977	0.0
86,661		4.500%, due 09/01/38	92,319	0.0
33,495,000	W	4.500%, due 01/25/39	35,651,241	0.9
2,976,602		4.500%, due 03/01/39	3,170,952	0.1
230,407		4.500%, due 04/01/39	245,451	0.0
324,923		4.500%, due 04/01/39	346,138	0.0
10,688,069		4.500%, due 06/01/39	11,385,918	0.3
6,028,641		4.500%, due 07/01/39	6,422,266	0.2
3,380,535		4.500%, due 07/01/39	3,601,259	0.1
5,000,131		4.500%, due 07/01/39	5,347,695	0.2
10,679,571		4.500%, due 09/01/39	11,376,865	0.3
6,177,051		4.500%, due 10/01/39	6,580,365	0.2
2,047,987		4.500%, due 12/01/39	2,181,705	0.1
3,198,152		4.500%, due 12/01/39	3,406,967	0.1
3,904,049		4.500%, due 12/01/39	4,158,953	0.1
25,025,000	W	4.500%, due 02/15/40	26,522,589	0.7
1,466,506		4.500%, due 03/01/40	1,562,258	0.1
3,266,364		4.500%, due 09/01/40	3,479,633	0.1
1,648,127		4.500%, due 10/01/40	1,755,737	0.1
1,300,682		4.500%, due 10/01/40	1,385,607	0.0
2,313,505		4.500%, due 10/01/40	2,463,063	0.1
3,604,327		4.500%, due 03/01/41	3,839,661	0.1
2,457,179		4.500%, due 06/01/41	2,617,614	0.1
1,873,157		4.500%, due 06/01/41	1,995,460	0.1
2,704,545		4.500%, due 06/01/41	2,881,131	0.1
731,305		4.500%, due 07/01/41	779,053	0.0
696,793		4.500%, due 07/01/41	742,288	0.0
7,894		5.000%, due 12/01/12	8,453	0.0
1,908		5.000%, due 02/01/14	2,054	0.0
704,900		5.000%, due 02/01/14	759,601	0.0
82,800		5.000%, due 10/01/14	89,226	0.0
58,117		5.000%, due 02/01/15	62,627	0.0
89,262		5.000%, due 04/01/16	96,189	0.0
283,959		5.000%, due 01/01/18	306,746	0.0
780,479		5.000%, due 01/01/18	843,111	0.0
730,296		5.000%, due 02/01/18	788,901	0.0
108,958		5.000%, due 04/01/18	117,702	0.0
5,816		5.000%, due 02/01/20	6,288	0.0
10,227		5.000%, due 06/01/21	11,045	0.0
86,759		5.000%, due 11/01/21	93,695	0.0
255,495		5.000%, due 01/01/22	275,359	0.0
12,029		5.000%, due 02/01/22	12,991	0.0
9,339		5.000%, due 04/01/22	10,065	0.0
19,658		5.000%, due 06/01/22	21,187	0.0
344,461		5.000%, due 06/01/22	371,242	0.0
214,541		5.000%, due 06/01/22	231,221	0.0
1,702		5.000%, due 06/01/22	1,828	0.0
13,466		5.000%, due 07/01/22	14,513	0.0
431,752		5.000%, due 07/01/22	465,320	0.0
533,022		5.000%, due 08/01/22	574,464	0.0
104,099		5.000%, due 09/01/22	112,192	0.0
338,200		5.000%, due 12/01/22	364,494	0.0
9,331		5.000%, due 01/01/23	10,057	0.0
224,284		5.000%, due 01/01/23	241,722	0.0
1,077,955		5.000%, due 02/01/23	1,160,416	0.0
8,034		5.000%, due 02/01/23	8,648	0.0
376,515		5.000%, due 02/01/23	405,318	0.0
119,555		5.000%, due 03/01/23	128,701	0.0
202,412		5.000%, due 03/01/23	217,897	0.0
65,805		5.000%, due 03/01/23	70,839	0.0
10,237		5.000%, due 03/01/23	11,020	0.0
262,492		5.000%, due 03/01/23	282,573	0.0
208,873		5.000%, due 04/01/23	224,852	0.0
203,111		5.000%, due 04/01/23	218,648	0.0
400,437		5.000%, due 04/01/23	431,069	0.0
73,347		5.000%, due 04/01/23	78,958	0.0
81,048		5.000%, due 05/01/23	87,248	0.0
73,296		5.000%, due 05/01/23	78,904	0.0
38,167		5.000%, due 05/01/23	41,134	0.0
197,665		5.000%, due 06/01/23	212,786	0.0
293,687		5.000%, due 06/01/23	316,153	0.0
171,643		5.000%, due 06/01/23	184,773	0.0
179,820		5.000%, due 06/01/23	193,576	0.0
62,278		5.000%, due 06/01/23	67,119	0.0
2,225,272		5.000%, due 07/01/23	2,395,501	0.1
1,116,818		5.000%, due 08/01/23	1,202,252	0.0
3,240		5.000%, due 09/01/23	3,488	0.0
97,213		5.000%, due 02/01/24	104,650	0.0
875,699		5.000%, due 03/01/24	942,688	0.0
592,301		5.000%, due 04/01/24	637,611	0.0
155,035		5.000%, due 04/01/24	166,895	0.0
335,068		5.000%, due 05/01/24	360,700	0.0
446,549		5.000%, due 06/01/24	480,709	0.0
2,407,431		5.000%, due 08/01/24	2,591,595	0.1
1,379,065		5.000%, due 07/01/33	1,491,593	0.1
214,195		5.000%, due 02/01/34	231,673	0.0
338,692		5.000%, due 11/01/34	366,329	0.0
3,286,387		5.000%, due 06/01/35	3,554,549	0.1
282,306		5.000%, due 08/01/35	305,253	0.0
3,016,982		5.000%, due 09/01/35	3,262,218	0.1
3,698,157		5.000%, due 09/01/35	3,998,763	0.1
1,460,257		5.000%, due 09/01/35	1,578,955	0.1
2,645,168		5.000%, due 09/01/35	2,860,182	0.1
333,921		5.000%, due 10/01/35	361,064	0.0
1,632,888		5.000%, due 01/01/36	1,765,617	0.1
10,909,051		5.000%, due 02/01/36	11,795,797	0.3
5,422,711		5.000%, due 03/01/36	5,863,497	0.2
1,520,020		5.000%, due 04/01/36	1,643,338	0.1
3,695,459		5.000%, due 05/01/36	3,995,268	0.1
46,809		5.000%, due 05/01/36	50,614	0.0
739,845		5.000%, due 06/01/36	799,984	0.0
1,814,868		5.000%, due 12/01/36	1,962,390	0.1
573,174		5.000%, due 12/01/36	619,764	0.0
1,723,914		5.000%, due 07/01/37	1,864,043	0.1
2,601,534		5.000%, due 09/01/37	2,812,594	0.1
595,466		5.000%, due 01/01/38	644,055	0.0
2,732,282		5.000%, due 02/01/38	2,954,377	0.1
5,645,451		5.000%, due 02/01/38	6,104,343	0.2
3,941,784		5.000%, due 08/01/38	4,262,193	0.1
22,310,000	W	5.000%, due 01/13/40	24,105,263	0.6
1,106,133		5.000%, due 07/01/40	1,196,391	0.0
1,900,916		5.000%, due 07/01/40	2,056,027	0.1
11,310,000		5.375%, due 06/12/17	13,688,154	0.4
43		5.500%, due 02/01/12	45	0.0
125,420		5.500%, due 01/01/13	132,762	0.0
247,464		5.500%, due 11/01/13	268,714	0.0
3,476		5.500%, due 12/01/13	3,774	0.0
91,034		5.500%, due 04/01/14	98,952	0.0
90,995		5.500%, due 12/01/14	98,909	0.0
226,728		5.500%, due 04/01/15	246,448	0.0
120,676		5.500%, due 06/01/15	131,172	0.0
231,463		5.500%, due 04/01/16	251,340	0.0
351,748		5.500%, due 11/01/16	382,342	0.0
51,052		5.500%, due 01/01/17	55,468	0.0
125,623		5.500%, due 01/01/17	136,490	0.0
205,387		5.500%, due 02/01/17	223,251	0.0
2,336		5.500%, due 05/01/17	2,539	0.0
130,151		5.500%, due 10/01/17	141,490	0.0
137,770		5.500%, due 11/01/17	148,629	0.0
401,683		5.500%, due 11/01/17	441,574	0.0
51,891		5.500%, due 02/01/18	56,347	0.0
67,050		5.500%, due 09/01/18	73,018	0.0
299,497		5.500%, due 07/01/20	325,403	0.0
9,139		5.500%, due 04/01/21	9,930	0.0
11,781,707		5.500%, due 10/01/21	12,808,166	0.3
18,362		5.500%, due 10/01/21	19,950	0.0
47,634		5.500%, due 11/01/21	51,754	0.0
525,631		5.500%, due 11/01/21	571,097	0.0
1,624,772		5.500%, due 11/01/21	1,765,312	0.1
623,370		5.500%, due 11/01/21	677,291	0.0
547,557		5.500%, due 12/01/21	594,920	0.0
904,900		5.500%, due 12/01/21	983,172	0.0
1,563,143		5.500%, due 12/01/21	1,698,352	0.1
882,716		5.500%, due 12/01/21	959,070	0.0
27,846		5.500%, due 01/01/22	30,612	0.0
191,030		5.500%, due 01/01/22	207,554	0.0
1,418,610		5.500%, due 01/01/22	1,541,317	0.1
36,283		5.500%, due 01/01/22	39,546	0.0
418,959		5.500%, due 02/01/22	454,978	0.0
276,849		5.500%, due 02/01/22	300,650	0.0
516,527		5.500%, due 03/01/22	561,206	0.0
15,628		5.500%, due 04/01/22	16,972	0.0
174,720		5.500%, due 06/01/22	189,833	0.0
225,879		5.500%, due 06/01/22	246,194	0.0
22,051		5.500%, due 07/01/22	23,946	0.0
325,966		5.500%, due 07/01/22	353,991	0.0
6,350		5.500%, due 07/01/22	6,876	0.0
24,600		5.500%, due 08/01/22	26,727	0.0
483,630		5.500%, due 08/01/22	525,209	0.0
102,966		5.500%, due 09/01/22	111,818	0.0
286,403		5.500%, due 09/01/22	311,026	0.0
445,048		5.500%, due 11/01/22	484,657	0.0
67,331		5.500%, due 01/01/23	73,120	0.0
81,397		5.500%, due 01/01/23	88,395	0.0
66,934		5.500%, due 02/01/23	72,723	0.0
72,823		5.500%, due 03/01/23	79,083	0.0
32,766		5.500%, due 04/01/23	35,583	0.0
55,177		5.500%, due 06/01/23	60,278	0.0
49,277		5.500%, due 08/01/23	53,513	0.0
27,729		5.500%, due 08/01/23	30,113	0.0
175,074		5.500%, due 08/01/23	190,126	0.0
382,822		5.500%, due 08/01/23	415,734	0.0
495,845		5.500%, due 09/01/23	538,474	0.0
439,234		5.500%, due 09/01/23	476,996	0.0
274,275		5.500%, due 09/01/23	297,855	0.0
337,667		5.500%, due 10/01/23	367,719	0.0
36,244		5.500%, due 11/01/23	39,595	0.0
29,817		5.500%, due 11/01/23	32,380	0.0
501,341		5.500%, due 11/01/23	544,443	0.0
378,595		5.500%, due 02/01/24	411,144	0.0
17,371		5.500%, due 03/01/24	18,934	0.0
874,946		5.500%, due 06/01/24	951,174	0.0
22,191		5.500%, due 07/01/24	24,096	0.0
507,982		5.500%, due 07/01/24	553,192	0.0
2,902,094		5.500%, due 01/01/25	3,154,934	0.1
1,057,328		5.500%, due 05/01/25	1,149,446	0.0
266,337		5.500%, due 08/01/25	289,208	0.0
31,571		5.500%, due 07/01/27	34,434	0.0
7,337		5.500%, due 08/01/27	7,998	0.0
399,825		5.500%, due 11/01/34	436,885	0.0
355,479		5.500%, due 12/01/34	388,651	0.0
5,060,236		5.500%, due 02/01/35	5,529,276	0.2
528,047		5.500%, due 05/01/35	576,663	0.0
3,997,491		5.500%, due 09/01/35	4,365,525	0.1
947,282		5.500%, due 09/01/35	1,034,495	0.0
1,243,384		5.500%, due 04/01/36	1,357,858	0.0
1,757,423		5.500%, due 04/01/36	1,917,575	0.1
255,796		5.500%, due 05/01/36	279,106	0.0
1,228,637		5.500%, due 06/01/36	1,340,601	0.0
2,362,565		5.500%, due 07/01/36	2,581,554	0.1
1,991,856		5.500%, due 11/01/36	2,173,371	0.1
433,440		5.500%, due 12/01/36	473,345	0.0
3,055,032		5.500%, due 12/01/36	3,336,298	0.1
811,701		5.500%, due 01/01/37	886,432	0.0
9,466,995		5.500%, due 03/01/37	10,317,879	0.3
4,685,637		5.500%, due 03/01/37	5,112,634	0.1
866,170		5.500%, due 03/01/37	945,103	0.0
23,653		5.500%, due 01/01/38	25,779	0.0
62,121		5.500%, due 01/01/38	67,704	0.0
17,696		5.500%, due 01/01/38	19,287	0.0
267,301		5.500%, due 03/01/38	291,325	0.0
481,461		5.500%, due 05/01/38	524,734	0.0
692,628		5.500%, due 06/01/38	754,881	0.0
8,164,882		5.500%, due 09/01/38	8,898,733	0.2
3,370,449		5.500%, due 12/01/38	3,673,382	0.1
15,080,000	W	5.500%, due 01/25/39	16,423,066	0.4
1,008,511		5.500%, due 06/01/39	1,099,155	0.0
87,890		5.500%, due 04/01/40	95,790	0.0
497,701		5.500%, due 05/01/40	542,434	0.0
1,488,487		5.500%, due 06/01/40	1,622,271	0.1
1,978,603		5.500%, due 06/01/40	2,156,437	0.1
47,055		5.500%, due 07/01/40	51,285	0.0
346,447		6.000%, due 10/01/18	374,148	0.0
7,960,000	W	6.000%, due 01/15/33	8,765,952	0.2
50,967		6.000%, due 01/01/34	56,822	0.0
20,962		6.000%, due 07/01/34	23,298	0.0
451,711		6.000%, due 12/01/34	503,604	0.0
315,561		6.000%, due 05/01/35	349,051	0.0
611,615		6.000%, due 01/01/36	683,215	0.0
348,286		6.000%, due 01/01/36	386,447	0.0
245,853		6.000%, due 02/01/36	271,254	0.0
366,883		6.000%, due 03/01/36	404,789	0.0
212,209		6.000%, due 03/01/36	234,133	0.0
425,816		6.000%, due 04/01/36	469,810	0.0
137,747		6.000%, due 04/01/36	151,979	0.0
915,000		6.000%, due 04/18/36	1,063,160	0.0
968,131		6.000%, due 05/01/36	1,068,155	0.0
6,654		6.000%, due 06/01/36	7,342	0.0
126,171		6.000%, due 08/01/36	139,207	0.0
42,219		6.000%, due 08/01/36	46,581	0.0
1,011,719		6.000%, due 09/01/36	1,116,247	0.0
871,402		6.000%, due 09/01/36	961,432	0.0
503,558		6.000%, due 09/01/36	555,583	0.0
358,244		6.000%, due 09/01/36	395,256	0.0
64,534		6.000%, due 10/01/36	71,302	0.0
358,865		6.000%, due 10/01/36	395,942	0.0
539,850		6.000%, due 12/01/36	597,144	0.0
3,836,639		6.000%, due 12/01/36	4,243,642	0.1
186,112		6.000%, due 01/01/37	205,166	0.0
67,769		6.000%, due 02/01/37	74,876	0.0
87,483		6.000%, due 04/01/37	96,658	0.0
1,185,330		6.000%, due 07/01/37	1,306,683	0.0
126,752		6.000%, due 08/01/37	139,432	0.0
346,186		6.000%, due 08/01/37	381,629	0.0
65,973		6.000%, due 08/01/37	72,727	0.0
95,776		6.000%, due 08/01/37	105,581	0.0
239,768		6.000%, due 09/01/37	264,316	0.0
203,319		6.000%, due 09/01/37	224,134	0.0
89,862		6.000%, due 09/01/37	99,062	0.0
28,474		6.000%, due 09/01/37	31,389	0.0
728,541		6.000%, due 09/01/37	803,128	0.0
13,776		6.000%, due 09/01/37	15,186	0.0
245,811		6.000%, due 09/01/37	270,977	0.0
7,820		6.000%, due 10/01/37	8,621	0.0
47,914		6.000%, due 10/01/37	52,999	0.0
33,770		6.000%, due 10/01/37	37,227	0.0
37,511		6.000%, due 10/01/37	41,351	0.0
318,245		6.000%, due 11/01/37	350,827	0.0
145,223		6.000%, due 11/01/37	160,090	0.0
69,037		6.000%, due 11/01/37	76,105	0.0
483,444		6.000%, due 11/01/37	532,938	0.0
313,946		6.000%, due 11/01/37	346,087	0.0
736,049		6.000%, due 11/01/37	811,405	0.0
778,393		6.000%, due 11/01/37	858,085	0.0
153,274		6.000%, due 12/01/37	168,966	0.0
1,105,316		6.000%, due 12/01/37	1,215,886	0.0
1,394,313		6.000%, due 12/01/37	1,537,061	0.1
429,698		6.000%, due 12/01/37	473,690	0.0
105,691		6.000%, due 12/01/37	116,511	0.0
258,378		6.000%, due 01/01/38	285,477	0.0
18,353		6.000%, due 01/01/38	20,232	0.0
378,062		6.000%, due 01/01/38	416,768	0.0
354,762		6.000%, due 01/01/38	390,251	0.0
1,709,878		6.000%, due 02/01/38	1,884,399	0.1
355,694		6.000%, due 02/01/38	392,999	0.0
68,124		6.000%, due 02/01/38	75,077	0.0
85,855		6.000%, due 03/01/38	94,618	0.0
423,275		6.000%, due 03/01/38	466,478	0.0
358,452		6.000%, due 04/01/38	395,038	0.0
4,516,483		6.000%, due 04/01/38	4,978,876	0.1
428,593		6.000%, due 05/01/38	472,338	0.0
446,244		6.000%, due 05/01/38	491,790	0.0
41,685		6.000%, due 06/01/38	45,939	0.0
902,071		6.000%, due 07/01/38	994,142	0.0
227,835		6.000%, due 07/01/38	251,089	0.0
16,943		6.000%, due 08/01/38	18,673	0.0
2,152,352		6.000%, due 08/01/38	2,372,035	0.1
41,925		6.000%, due 08/01/38	46,440	0.0
20,067		6.000%, due 09/01/38	22,068	0.0
218,832		6.000%, due 09/01/38	241,168	0.0
542,079		6.000%, due 09/01/38	597,407	0.0
1,579,592		6.000%, due 09/01/38	1,740,815	0.1
1,170,623		6.000%, due 10/01/38	1,290,104	0.0
708,533		6.000%, due 10/01/38	782,843	0.0
109,961		6.000%, due 10/01/38	121,184	0.0
1,187,176		6.000%, due 10/01/38	1,308,347	0.0
160,242		6.000%, due 10/01/38	176,598	0.0
555,000	W	6.000%, due 01/15/39	609,546	0.0
76,379		6.000%, due 05/01/39	84,175	0.0
252,406		6.000%, due 11/01/39	278,090	0.0
742		6.500%, due 02/01/18	826	0.0
43,253		6.500%, due 04/01/28	48,308	0.0
2,478		6.500%, due 04/01/30	2,833	0.0
10,316		6.500%, due 02/01/32	11,717	0.0
121,865		6.500%, due 08/01/32	138,417	0.0
130,518		6.500%, due 02/01/34	147,797	0.0
47,875		6.500%, due 11/01/34	54,078	0.0
108,260		6.500%, due 01/01/36	122,197	0.0
384,748		6.500%, due 03/01/36	432,194	0.0
767,378		6.500%, due 04/01/36	862,009	0.0
19,529		6.500%, due 05/01/36	22,035	0.0
48,998		6.500%, due 06/01/36	55,040	0.0
1,145,488		6.500%, due 07/01/36	1,286,745	0.0
32,337		6.500%, due 07/01/36	36,392	0.0
254,988		6.500%, due 07/01/36	286,432	0.0
254,794		6.500%, due 07/01/36	286,214	0.0
15,934		6.500%, due 07/01/36	17,899	0.0
1,087,621		6.500%, due 07/01/36	1,221,742	0.0
13,992		6.500%, due 08/01/36	15,718	0.0
25,632		6.500%, due 08/01/36	28,864	0.0
12,901		6.500%, due 08/01/36	14,492	0.0
1,430,763		6.500%, due 09/01/36	1,607,199	0.1
13,135		6.500%, due 09/01/36	14,755	0.0
42,856		6.500%, due 09/01/36	48,400	0.0
157,617		6.500%, due 09/01/36	177,053	0.0
8,587		6.500%, due 11/01/36	9,646	0.0
32,867		6.500%, due 11/01/36	36,920	0.0
47,950		6.500%, due 11/01/36	53,863	0.0
15,879		6.500%, due 12/01/36	17,860	0.0
33,649		6.500%, due 12/01/36	37,799	0.0
16,332		6.500%, due 12/01/36	18,346	0.0
216,150		6.500%, due 01/01/37	242,805	0.0
416,062		6.500%, due 01/01/37	467,369	0.0
6,890		6.500%, due 01/01/37	7,739	0.0
351,152		6.500%, due 01/01/37	394,455	0.0
288,850		6.500%, due 02/01/37	323,387	0.0
724,442		6.500%, due 03/01/37	811,061	0.0
784,389		6.500%, due 03/01/37	878,176	0.0
104,835		6.500%, due 03/01/37	117,763	0.0
3,851		6.500%, due 03/01/37	4,311	0.0
152,996		6.500%, due 03/01/37	171,290	0.0
279,584		6.500%, due 04/01/37	314,154	0.0
12,775		6.500%, due 04/01/37	14,303	0.0
42,459		6.500%, due 04/01/37	47,535	0.0
12,092		6.500%, due 07/01/37	13,538	0.0
6,394		6.500%, due 08/01/37	7,205	0.0
60,774		6.500%, due 08/01/37	68,041	0.0
80,246		6.500%, due 08/01/37	89,840	0.0
32,221		6.500%, due 08/01/37	36,074	0.0
140,985		6.500%, due 09/01/37	157,842	0.0
17,483		6.500%, due 09/01/37	19,573	0.0
22,045		6.500%, due 09/01/37	24,680	0.0
2,241,563		6.500%, due 09/01/37	2,509,579	0.1
25,945		6.500%, due 09/01/37	29,048	0.0
4,683		6.500%, due 09/01/37	5,243	0.0
241,002		6.500%, due 09/01/37	269,818	0.0
104,972		6.500%, due 09/01/37	117,523	0.0
655,449		6.500%, due 09/01/37	733,819	0.0
5,853		6.500%, due 09/01/37	6,553	0.0
51,322		6.500%, due 10/01/37	57,459	0.0
670,041		6.500%, due 10/01/37	750,156	0.0
23,919		6.500%, due 10/01/37	26,779	0.0
190,973		6.500%, due 10/01/37	213,806	0.0
33,679		6.500%, due 10/01/37	37,832	0.0
920,345		6.500%, due 11/01/37	1,030,388	0.0
350,441		6.500%, due 12/01/37	392,341	0.0
4,106		6.500%, due 12/01/37	4,597	0.0
7,543		6.500%, due 12/01/37	8,450	0.0
170,383		6.500%, due 12/01/37	190,755	0.0
1,861,449		6.500%, due 12/01/37	2,084,016	0.1
14,306		6.500%, due 12/01/37	16,016	0.0
7,870		6.500%, due 12/01/37	8,811	0.0
42,726		6.500%, due 12/01/37	47,834	0.0
280,869		6.500%, due 01/01/38	314,451	0.0
18,502		6.500%, due 01/01/38	20,714	0.0
195,802		6.500%, due 01/01/38	219,214	0.0
9,536		6.500%, due 01/01/38	10,664	0.0
1,129,391		6.500%, due 02/01/38	1,263,016	0.0
670,598		6.500%, due 03/01/38	749,941	0.0
623,500		6.500%, due 04/01/38	698,049	0.0
34,107		6.500%, due 05/01/38	38,153	0.0
1,793		6.500%, due 06/01/38	2,007	0.0
1,345,831		6.500%, due 08/01/38	1,505,065	0.1
557,704		6.500%, due 08/01/38	623,690	0.0
2,245,819		6.500%, due 08/01/38	2,511,536	0.1
426,617		6.500%, due 09/01/38	477,093	0.0
13,427		6.500%, due 09/01/38	15,054	0.0
179,844		6.500%, due 09/01/38	201,628	0.0
151,902		6.500%, due 09/01/38	170,160	0.0
497,125		6.500%, due 10/01/38	555,943	0.0
313,012		6.500%, due 10/01/38	350,437	0.0
56,350		6.500%, due 10/01/38	63,193	0.0
526,574		6.500%, due 11/01/38	588,877	0.0
17,795		6.500%, due 01/01/39	19,990	0.0
340,782		6.500%, due 01/01/39	381,741	0.0
285,091		6.500%, due 03/01/39	318,822	0.0
45,842		6.500%, due 08/01/39	51,036	0.0
18,537		6.500%, due 09/01/39	20,638	0.0
805,000		6.625%, due 11/15/30	1,194,089	0.0
3,430,000		7.125%, due 01/15/30	5,279,888	0.2
1,560,000		7.250%, due 05/15/30	2,439,762	0.1
			779,268,397	20.5

		Government National Mortgage Association: 6.6%
4,945,000		3.500%, due 10/20/41	5,148,208	0.1
11,670,000	W	4.000%, due 01/15/40	12,521,545	0.3
31,575,000		4.000%, due 09/20/40	33,780,315	0.9
65,795,000		4.500%, due 01/20/40	71,675,422	1.9
8,535,802		4.500%, due 05/20/41	9,330,431	0.3
9,011,116		4.500%, due 06/20/41	9,849,993	0.3
2,605,731		4.500%, due 07/20/41	2,848,308	0.1
2,254,100		4.500%, due 10/20/41	2,463,942	0.1
106,390		5.000%, due 10/15/37	118,196	0.0
16,510		5.000%, due 04/15/38	18,309	0.0
9,813,914		5.000%, due 02/15/39	10,883,017	0.3
778,767		5.000%, due 03/15/39	863,603	0.0
576,684		5.000%, due 08/15/39	639,506	0.0
6,497,388		5.000%, due 09/15/39	7,205,197	0.2
8,221,587		5.000%, due 09/15/39	9,117,226	0.3
5,667,571		5.000%, due 02/15/40	6,284,982	0.2
6,032,759		5.000%, due 04/15/40	6,706,919	0.2
9,124,504		5.000%, due 06/15/40	10,118,504	0.3
615,668		5.000%, due 07/15/40	682,737	0.0
5,302,039		5.000%, due 08/15/40	5,879,629	0.2
310,874		5.500%, due 09/15/33	350,996	0.0
389,984		5.500%, due 07/20/38	437,842	0.0
3,863,540		5.500%, due 09/20/39	4,318,495	0.1
207,044		5.500%, due 10/20/39	232,452	0.0
6,602,178		5.500%, due 11/20/39	7,379,681	0.2
111,378		5.500%, due 11/20/39	125,047	0.0
82,400		5.500%, due 12/20/40	92,496	0.0
222,014		5.500%, due 01/20/41	250,230	0.0
781,838		5.500%, due 03/20/41	877,784	0.0
2,709,041		5.500%, due 04/20/41	3,041,491	0.1
4,655,063		5.500%, due 05/20/41	5,226,327	0.1
4,265,872		5.500%, due 06/20/41	4,789,374	0.1
181,213		6.000%, due 10/15/36	205,637	0.0
444,312		6.000%, due 08/15/37	503,780	0.0
464,869		6.000%, due 11/15/37	527,089	0.0
84,748		6.000%, due 12/15/37	96,091	0.0
375,677		6.000%, due 01/15/38	425,841	0.0
413,238		6.000%, due 01/15/38	468,418	0.0
1,188,874		6.000%, due 02/15/38	1,347,626	0.0
8,399		6.000%, due 02/15/38	9,520	0.0
235,970		6.000%, due 02/15/38	267,924	0.0
11,470		6.000%, due 04/15/38	13,002	0.0
2,559,670		6.000%, due 05/15/38	2,901,466	0.1
1,307,823		6.000%, due 05/15/38	1,483,583	0.0
337,609		6.000%, due 07/15/38	382,690	0.0
496,468		6.000%, due 09/15/38	562,762	0.0
662,477		6.000%, due 11/15/38	750,938	0.0
6,343,293		6.000%, due 08/20/40	7,192,898	0.2
43,652		7.000%, due 12/15/37	50,994	0.0
			250,448,463	6.6

		Other U.S. Agency Obligations: 0.0%
75,000		5.125%, due 08/25/16	88,749	0.0
10,000		6.150%, due 01/15/38	14,195	0.0
			102,944	0.0

	Total U.S. Government
	Agency Obligations
	(Cost $1,369,106,825)		1,399,459,282	36.8

FOREIGN GOVERNMENT BONDS: 0.8%
10,010,000		Brazil Government
		International Bond,
		6.000%, 01/17/17	11,711,700	0.3
3,700,000		Japan Finance Corp.,
		2.500%, 05/18/16	3,873,867	0.1
2,705,000		Poland Government
		International Bond,
		5.125%, 04/21/21	2,759,100	0.1
7,395,000		Republic of Italy,
		4.500%, 01/21/15	7,048,241	0.2
3,355,000		Peruvian Government
		International Bond,
		7.125%, 03/30/19	4,235,687	0.1

	Total Foreign Government
	Bonds
	(Cost $29,729,796)		29,628,595	0.8

	Total Long-Term
	Investments
	(Cost $3,724,301,157)		3,870,531,461	101.7

SHORT-TERM INVESTMENTS: 10.2%
		U.S. Government Agency Obligations: 0.8%
20,000,000	Z	Federal Home Loan
		Bank Discount Notes,
		0.040%, 07/03/12	19,995,960	0.5
10,500,000	Z	Federal Home Loan
		Bank Discount Notes,
		0.050%, 08/27/12	10,496,546	0.3
			30,492,506	0.8

		U.S. Treasury Bills: 1.1%
44,700,000	L	United States Treasury
		Bill, 0.100%, 12/13/12
		(Cost $44,655,505)	44,656,149	1.1

		Securities Lending Collateralcc(1): 0.6%
5,406,866		BNP Paribas Bank,
		Repurchase
		Agreement dated
		12/30/11, 0.06%, due
		01/03/12 (Repurchase
		Amount $5,406,902,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 5.000%-
		6.000%, Market Value
		plus accrued interest
		$5,515,003, due
		05/15/24-04/15/41)	5,406,866	0.1
5,406,866		Cantor Fitzgerald,
		Repurchase
		Agreement dated
		12/30/11, 0.12%, due
		01/03/12 (Repurchase
		Amount $5,406,937,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 1.437%-
		6.014%, Market Value
		plus accrued interest
		$5,515,003, due
		06/01/17-09/01/44)	5,406,866	0.2
5,406,866		Citigroup, Inc.,
		Repurchase
		Agreement dated
		12/30/11, 0.08%, due
		01/03/12 (Repurchase
		Amount $5,406,913,
		collateralized by
		various U.S.
		Government and U.S.
		Government Agency
		Obligations, 0.000%-
		5.500%, Market Value
		plus accrued interest
		$5,515,004, due
		01/19/12-12/20/41)	5,406,866	0.2
1,138,289		Deutsche Bank AG,
		Repurchase
		Agreement dated
		12/30/11, 0.08%, due
		01/03/12 (Repurchase
		Amount $1,138,299,
		collateralized by
		various U.S.
		Government and U.S.
		Government Agency
		Obligations, 0.000%-
		6.500%, Market Value
		plus accrued interest
		$1,161,055, due
		06/28/12-11/01/41)	1,138,289	0.0
5,406,866		Merrill Lynch & Co.,
		Inc., Repurchase
		Agreement dated
		12/30/11, 0.02%, due
		01/03/12 (Repurchase
		Amount $5,406,878,
		collateralized by
		various U.S.
		Government
		Securities, 1.875%-
		4.000%, Market Value
		plus accrued interest
		$5,515,011, due
		02/15/15-06/30/15)	5,406,866	0.1
			22,765,753	0.6

Shares			Value	Percentage of Net Assets
		Sovereign: 5.1%
180,000,000		United States Treasury
		Bill	179,921,340	4.7
14,000,000		United States Treasury
		Bill	13,995,814	0.4
	Total Sovereign
	(Cost $193,898,447)		193,917,154	5.1

		Mutual Funds: 2.6%
97,633,303		BlackRock Liquidity
		Funds, TempFund,
		Institutional Class
		(Cost $97,633,303)	97,633,303	2.6

	Total Short-Term
	Investments
	(Cost $389,429,960)		389,464,865	10.2

	Total Investments in
	Securities
	(Cost $4,113,731,117)		$4,259,996,326	111.9
	Liabilities in Excess of
	Other Assets		(453,316,938)	(11.9)
	Net Assets		$3,806,679,388	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##
On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

cc	Securities purchased with cash collateral for securities loaned.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $4,114,195,527.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$152,229,492
Gross Unrealized Depreciation	(6,428,693)

Net Unrealized Appreciation	$145,800,799

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$926,412,654	$—	$926,412,654
Collateralized Mortgage Obligations	—	82,821,253	—	82,821,253
Municipal Bonds	—	35,116,846	—	35,116,846
Short-Term Investments	97,633,303	291,831,562	—	389,464,865
U.S. Treasury Obligations	—	1,397,092,831	—	1,397,092,831
Foreign Government Bonds	—	29,628,595	—	29,628,595
U.S. Government Agency Obligations	—	1,399,459,282	—	1,399,459,282
Total Investments, at value	$97,633,303	$4,162,363,023	$—	$4,259,996,326

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

ING Wisdom TreeSM Global	PORTFOLIO OF INVESTMENTS
High-Yielding Equity Index Portfolio	AS OF DECEMBER 31, 2011

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.4%
	Consumer Discretionary: 3.0%
4,160	Accor S.A.	104,838	0.1
22,873	Arcelik A/S	73,717	0.0
1,427	Axel Springer AG	61,237	0.0
15,869	Compass Group PLC	150,576	0.1
15,416	Crown Ltd.	127,162	0.1
13,899	DaimlerChrysler AG	608,893	0.4
9,774	David Jones Ltd.	23,625	0.0
2,966	Electrolux AB	47,127	0.0
18,435	Ford Otomotiv Sanayi
	A/S	148,603	0.1
7,714	Foschini Group Ltd./The	100,155	0.1
1,551	Gestevision Telecinco
	S.A.	8,804	0.0
2,800	Groupe Aeroplan, Inc.	32,816	0.0
4,600	H&R Block, Inc.	75,118	0.0
23,096	Harvey Norman
	Holdings Ltd.	43,115	0.0
24,363	Hennes & Mauritz AB	781,564	0.4
23,324	Home Retail Group	30,066	0.0
6,120	Imperial Holdings Ltd.	93,633	0.1
34,382	John Fairfax Holdings
	Ltd.	25,328	0.0
4,930	@ Kangwon Land, Inc.	116,598	0.1
3,827	Lagardere SCA	100,755	0.1
4,300	Leggett & Platt, Inc.	99,072	0.1
500	Lojas Renner SA	12,977	0.0
20,048	Marks & Spencer Group
	PLC	96,827	0.1
7,500	Mattel, Inc.	208,200	0.1
30,482	Mediaset S.p.A.	84,080	0.0
5,509	Metropole Television SA	81,928	0.0
2,118	Next PLC	89,854	0.1
16,806	OPAP S.A.	147,898	0.1
12,861	PagesJaunes Groupe
	S.A.	46,571	0.0
13,618	Pearson PLC	255,590	0.1
1,729	Peugeot S.A.	26,935	0.0
71,000	POU Chen Corp.	58,230	0.0
13,009	Reed Elsevier NV	151,365	0.1
19,900	Reed Elsevier PLC	160,196	0.1
1,700	Sankyo Co., Ltd.	85,947	0.1
5,175	Sanoma-WSOY OYJ	59,227	0.0
3,800	Shaw Communications,
	Inc. - Class B	75,534	0.1
46,000	Singapore Press
	Holdings Ltd.	130,753	0.1
674	Societe Television
	Francaise (T.F.1)	6,556	0.0
45,426	TABCORP Holdings Ltd.	126,535	0.1
53,074	Tattersall’s Ltd.	132,298	0.1
6,000	Television Broadcasts
	Ltd.	36,333	0.0
–	@ Thomas Cook Group
	PLC	–	–
14,589	Tofas Truk Otomobil
	Fabrika	45,556	0.0
21,384	TUI Travel PLC	55,156	0.0
5,516	Wolters Kluwer NV	95,123	0.1
11,894	Woolworths Holdings
	Ltd./South Africa	57,376	0.0
		5,179,847	3.0

	Consumer Staples: 10.6%
42,750	Altria Group, Inc.	1,267,538	0.7
17,500	Astra Agro Lestari Tbk
	PT	41,822	0.0
7,400	British American
	Tobacco Malaysia Bhd	116,495	0.1
35,014	British American
	Tobacco PLC	1,661,065	1.0
3,600	Campbell Soup Co.	119,664	0.1
9,274	Carrefour S.A.	210,999	0.1
2,150	Casino Guichard
	Perrachon S.A.	180,793	0.1
54,400	Charoen Pokphand
	Foods PCL	56,827	0.0
24,000	Cia de Bebidas das
	Americas	702,533	0.4
13,583	Coca-Cola Amatil Ltd.	159,593	0.1
3,800	ConAgra Foods, Inc.	100,320	0.1
33,115	Diageo PLC	723,560	0.4
3,800	HJ Heinz Co.	205,352	0.1
17,070	Imperial Tobacco Group
	PLC	645,933	0.4
45,900	IOI Corp. Bhd	77,820	0.0
30,345	J Sainsbury PLC	142,667	0.1
6,000	Kimberly-Clark Corp.	441,360	0.2
22,300	Kimberly-Clark Corp.	121,290	0.1
22,350	Kraft Foods, Inc.	834,996	0.5
2,895	@ KT&G Corp.	204,560	0.1
2,200	Lawson, Inc.	137,072	0.1
2,400	Lorillard, Inc.	273,600	0.2
328,286	Marine Harvest	141,577	0.1
19,643	Metcash Ltd.	80,992	0.0
7,500	Natura Cosmeticos S.A.	145,798	0.1
42,053	Nestle S.A.	2,414,831	1.4
24,300	Philip Morris
	International, Inc.	1,907,064	1.1
9,943	Pick n Pay Stores Ltd.	57,330	0.0
9,469	Reckitt Benckiser PLC	467,008	0.3
10,500	Reynolds American, Inc.	434,910	0.2
2,400	Shiseido Co., Ltd.	44,071	0.0
30,800	Souza Cruz S.A.	378,302	0.2
4,026	Spar Group Ltd./The	54,102	0.0
5,700	Supervalu, Inc.	46,284	0.0
4,900	Sysco Corp.	143,717	0.1
11,915	Tate & Lyle PLC	130,260	0.1
105,328	Tesco PLC	659,015	0.4
21,712	Unilever NV	746,534	0.4
19,690	Unilever PLC	660,281	0.4
23,888	Wesfarmers Ltd.	719,595	0.4
35,389	WM Morrison
	Supermarkets PLC	178,996	0.1
27,551	Woolworths Ltd.	707,188	0.4
		18,543,714	10.6

	Energy: 8.9%
6,800	ARC Resources Ltd.	167,539	0.1
700	Baytex Energy Corp.	39,145	0.0
5,300	Bonavista Energy Corp.	135,628	0.1
6,993	Caltex Australia Ltd.	83,969	0.0
10,800	Canadian Oil Sands Ltd.	246,478	0.1
18,300	ConocoPhillips	1,333,521	0.8
5,200	Cresent Point Energy
	Corp.	229,183	0.1
2,500	Diamond Offshore
	Drilling	138,150	0.1
6,400	Enerplus Corp.	162,395	0.1
90,943	ENI S.p.A.	1,875,025	1.1
108,000	Formosa Petrochemical
	Corp.	334,203	0.2
2,252	Fred Olsen Energy ASA	75,496	0.0
12,765	Hellenic Petroleum S.A.	105,034	0.1
14,700	Husky Energy, Inc.	354,243	0.2
9,200	Lukoil-Spon	487,140	0.3
7,400	OAO Gazprom ADR	173,900	0.1
4,491	OMV AG	136,041	0.1
14,833	Origin Energy Ltd.	202,271	0.1
2,100	Pembina Pipeline Corp.	61,140	0.0
12,501	Pengrowth Energy Corp.	132,035	0.1
10,113	Penn West Petroleum
	Ltd.	200,424	0.1
400	PetroBakken Energy
	Ltd.	5,038	0.0
218,000	PetroChina Co., Ltd.	270,720	0.2
6,200	Petronas Dagangan
	BHD	34,790	0.0
400	Provident Energy Ltd.	3,867	0.0
20,244	Repsol YPF S.A.	619,370	0.3
52,706	Royal Dutch Shell PLC -
	Class B	2,004,809	1.1
13,626	Santos Ltd.	170,523	0.1
8,700	Spectra Energy Corp.	267,525	0.2
51,423	Statoil ASA	1,316,958	0.8
9,000	TonenGeneral Sekiyu
	KK	98,134	0.1
48,752	Total S.A.	2,487,706	1.4
10,724	TransCanada Corp.	468,751	0.3
8,771	Tupras Turkiye Petrol
	Rafine	184,739	0.1
1,900	Vermilion Energy, Inc.	84,616	0.0
9,089	Woodside Petroleum
	Ltd.	284,513	0.2
4,849	WorleyParsons Ltd.	126,977	0.1
10,100	YPF SA ADR	350,268	0.2
		15,452,264	8.9

	Financials: 24.2%
27,596	Aberdeen Asset
	Management PLC	90,854	0.1
11,334	ABSA Group Ltd.	197,661	0.1
6,278	Admiral Group PLC	83,233	0.1
27,487	African Bank
	Investments Ltd.	116,656	0.1
48,438	Ageas	74,833	0.0
4,800	AGF Management Ltd.	74,539	0.0
8,150	Allianz AG	778,357	0.4
1,500	American Campus
	Communities, Inc.	62,940	0.0
700	American National
	Insurance	51,121	0.0
18,964	Amlin PLC	92,359	0.1
69,187	AMP Ltd.	287,513	0.2
3,500	Apollo Investment Corp.	22,540	0.0
3,300	Ares Capital Corp.	50,985	0.0
1,600	Arthur J. Gallagher &
	Co.	53,504	0.0
13,375	Ashmore Group PLC	69,315	0.0
5,728	ASX Ltd.	178,797	0.1
79,835	Australia & New
	Zealand Banking Group
	Ltd.	1,672,133	1.0
74,369	Aviva PLC	345,912	0.2
39,636	AXA S.A.	512,342	0.3
1,076	Baloise Holding AG	73,614	0.0
37,955	Banca Carige S.p.A	72,507	0.0
6,445	Banca Popolare di
	Sondrio Scarl	51,719	0.0
1,700,127	Banco de Chile	231,014	0.1
31,122	Banco De Sabadell S.A.	117,853	0.1
55,200	Banco do Brasil S.A.	701,375	0.4
19,809	Banco Espanol de
	Credito SA (Banesto)	95,293	0.1
25,414	Banco Espirito Santo
	S.A.	44,258	0.0
–	@ Banco Popular Espanol
	S.A.	–	–
70,600	Banco Santander Brasil
	S.A.	566,238	0.3
230,173	Banco Santander
	Central Hispano S.A.	1,738,873	1.0
3,154,312	Banco Santander Chile
	S.A.	227,147	0.1
1,655	Bank Handlowy w
	Warszawie	32,476	0.0
18,652	Bank Leumi Le-Israel
	BM	53,563	0.0
1,347	Bank of Austria - Escrow	–	–
1,261,800	Bank of China Ltd.	462,698	0.3
9,347	Bank of Montreal	512,697	0.3
13,700	Bank of Nova Scotia	683,554	0.4
8,256	Bank of Queensland
	Ltd.	61,493	0.0
3,506	Bank Pekao S.A.	142,967	0.1
9,921	Bankinter S.A.	60,705	0.0
79,841	Banco Bilbao Vizcaya
	Argentaria S.A.	687,765	0.4
7,375	Bendigo Bank Ltd.	60,362	0.0
33,500	BM&F Bovespa S.A.	176,009	0.1
16,402	BNP Paribas	638,683	0.4
174,000	BOC Hong Kong
	Holdings Ltd.	410,579	0.2
306	Bolsas y Mercados
	Espanoles	8,215	0.0
14,859	British Land Co. PLC	106,647	0.1
6,800	Canadian Imperial Bank
	of Commerce	492,537	0.3
3,705	Capitol Federal
	Financial, Inc.	42,756	0.0
5,978	Castellum AB	73,974	0.0
900	CBL & Associates
	Properties, Inc.	14,130	0.0
325,245	China Development
	Financial Holding Corp.	91,930	0.1
6,200	CI Financial Corp.	128,412	0.1
4,500	Cincinnati Financial
	Corp.	137,070	0.1
13,935	CNP Assurances	172,499	0.1
45,940	Commonwealth Bank of
	Australia	2,307,627	1.3
7,907,406	Corpbanca	101,830	0.1
17,038	Credit Suisse Group	399,340	0.2
81,582	Criteria Caixacorp S.A.	398,688	0.2
2,100	Daito Trust Construction
	Co., Ltd.	179,816	0.1
1,076	Delta Lloyd NV	18,027	0.0
–	@ Deutsche Boerse AG	–	–
2,494	@ Deutsche Boerse AG	130,530	0.1
–	@ Dexia S.A.	–	–
1,300	Digital Realty Trust, Inc.	86,671	0.1
27,418	DnB NOR ASA	267,237	0.2
8,600	Duke Realty Corp.	103,630	0.1
1,300	Entertainment
	Properties Trust	56,823	0.0
374	Euler Hermes SA	22,075	0.0
3,500	Fidelity National Title
	Group, Inc.	55,755	0.0
5,200	First Capital Realty, Inc.	88,304	0.1
4,600	First Niagara Financial
	Group, Inc.	39,698	0.0
98,899	FirstRand Ltd.	253,783	0.1
150,292	Fubon Financial Holding
	Co., Ltd.	158,769	0.1
3,000	Genworth MI Canada,
	Inc.	60,368	0.0
15,712	Gjensidige Forsikring
	ASA	181,866	0.1
18,450	Great-West Lifeco, Inc.	369,453	0.2
2,833	Groupe Bruxelles
	Lambert S.A.	188,464	0.1
78,800	Guangzhou R&F
	Properties Co., Ltd.	62,020	0.0
2,200	H&R Real Estate
	Investment Trust	50,230	0.0
685	Hammerson PLC	3,825	0.0
31,800	Hang Seng Bank Ltd.	376,684	0.2
2,889	Hannover
	Rueckversicheru - Reg	143,152	0.1
7,300	HCP, Inc.	302,439	0.2
3,100	Health Care Real Estate
	Investment Trust, Inc.	169,043	0.1
500	Highwoods Properties,
	Inc.	14,835	0.0
26,000	Hopewell Holdings	66,413	0.0
3,800	Hospitality Properties
	Trust	87,324	0.1
248,334	HSBC Holdings PLC	1,895,779	1.1
13,300	Hudson City Bancorp.,
	Inc.	83,125	0.1
1,148	ICADE	89,958	0.1
14,717	ICAP PLC	79,272	0.0
3,207	IG Group Holdings PLC	23,735	0.0
4,950	IGM Financial, Inc.	214,909	0.1
55,105	Insurance Australia
	Group	167,874	0.1
180,276	Intesa Sanpaolo S.p.A.	300,252	0.2
1,362	Investor AB	24,335	0.0
–	@ KBC Groep NV	–	–
29,000	Keppel Land Ltd.	49,572	0.0
3,200	Kimco Realty Corp.	51,968	0.0
4,496	Klepierre	127,745	0.1
1,000	Komercni Banka AS	168,551	0.1
24,700	Korea Exchange Bank	157,777	0.1
299,600	Land and Houses PCL	58,286	0.0
–	@ Land Securities Group
	PLC	–	–
126,378	Legal & General Group
	PLC	201,960	0.1
16,375	Lend Lease Corp., Ltd.	119,914	0.1
9,567	Liberty Holdings Ltd.	94,163	0.1
3,500	Liberty Property Trust	108,080	0.1
2,200	Macerich Co.	111,320	0.1
1,700	Mack-Cali Realty Corp.	45,373	0.0
8,153	Macquarie Group Ltd.	197,979	0.1
220,300	Malayan Banking BHD	596,106	0.3
83,486	Man Group PLC	162,925	0.1
65,399	Corp. Mapfre S.A.	206,855	0.1
12,618	Mediolanum S.p.A	48,891	0.0
232,660	Mega Financial Holdings
	Co., Ltd.	154,906	0.1
151,900	Mitsubishi UFJ Financial
	Group, Inc.	643,066	0.4
7,446	Mizrahi Tefahot Bank
	Ltd.	59,127	0.0
392,400	Mizuho Financial Group,
	Inc.	531,352	0.3
47,333	MMI Holdings Ltd	100,265	0.1
4,426	Muenchener
	Rueckversicherungs AG	542,373	0.3
64,070	National Australia Bank
	Ltd.	1,526,243	0.9
2,400	National Retail
	Properties, Inc.	63,312	0.0
55,116	Natixis	137,725	0.1
8,796	Nedcor Ltd.	157,712	0.1
12,950	New York Community
	Bancorp., Inc.	160,192	0.1
8,050	NKSJ Holdings, Inc.	157,474	0.1
51,955	Nordea Bank AB	400,450	0.2
2,600	NYSE Euronext	67,860	0.0
39,147	Old Mutual PLC	82,338	0.1
9,800	Old Republic
	International Corp.	90,846	0.1
3,100	Omega Healthcare
	Investors, Inc.	59,985	0.0
7,500	People’s United
	Financial, Inc.	96,375	0.1
2,600	Piedmont Office Realty
	Trust, Inc.	44,304	0.0
26,883	Platinum Asset
	Management Ltd.	96,445	0.1
3,600	Plum Creek Timber Co.,
	Inc.	131,616	0.1
990	Pohjola Bank PLC	9,593	0.0
8,700	Power Corp. of Canada	203,420	0.1
13,600	Power Financial Corp.	340,951	0.2
18,526	Powszechna Kasa
	Oszczednosci Bank
	Polski S.A.	171,957	0.1
38,422	Prudential PLC	380,151	0.2
67,791	Public Bank BHD	286,004	0.2
41,884	QBE Insurance Group
	Ltd.	554,308	0.3
6,635	Ratos AB	77,649	0.0
2,900	Realty Income Corp.	101,384	0.1
126,000	Redefine Properties Ltd.	115,533	0.1
2,200	Regency Centers Corp.	82,764	0.1
37,700	Resona Holdings, Inc.	165,956	0.1
7,048	RioCan Real Estate
	Investment Trust	182,850	0.1
21,208	RMB Holdings Ltd.	71,672	0.0
19,156	Royal Bank of Canada	977,403	0.6
105,145	Royal & Sun Alliance
	Insurance Group	171,654	0.1
11,880	Sampo OYJ	293,864	0.2
46,010	Sanlam Ltd.	163,950	0.1
6,062	Scor S.A.	141,348	0.1
23,291	Segro PLC	75,415	0.0
4,000	Senior Housing
	Properties Trust	89,760	0.1
23,000	Singapore Exchange
	Ltd.	108,714	0.1
10,615	Societe Generale	234,332	0.1
26,020	Standard Bank Group
	Ltd.	317,848	0.2
55,520	Standard Life PLC	177,884	0.1
8,900	Sul America SA	72,049	0.0
22,200	Sumitomo Mitsui
	Financial Group, Inc.	615,668	0.4
10,900	Sun Life Financial, Inc.	202,219	0.1
33,377	Suncorp-Metway Ltd.	285,277	0.2
11,559	Svenska
	Handelsbanken AB	302,910	0.2
787	Swiss Prime Site AG	59,069	0.0
7,036	Swiss Re Ltd.	357,708	0.2
16,000	United Overseas Bank
	Ltd.	188,297	0.1
3,902	Ventas, Inc.	215,117	0.1
–	@ Vienna Insurance Group	–	–
3,188	Washington H Soul
	Pattinson & Co. Ltd.	45,003	0.0
101,919	Westpac Banking Corp.	2,080,595	1.2
3,972	Zurich Financial
	Services AG	894,921	0.5
		42,237,792	24.2

	Health Care: 11.8%
18,800	Abbott Laboratories	1,057,124	0.6
6,100	Astellas Pharma, Inc.	247,705	0.2
28,890	AstraZeneca PLC	1,334,477	0.8
30,300	Bristol-Myers Squibb
	Co.	1,067,772	0.6
862	Cochlear Ltd.	54,746	0.0
6,802	CSL Ltd.	221,764	0.1
12,400	Daiichi Sankyo Co., Ltd.	245,584	0.2
4,500	Eisai Co., Ltd.	186,125	0.1
22,650	Eli Lilly & Co.	941,334	0.5
106,790	GlaxoSmithKline PLC	2,433,290	1.4
31,400	Johnson & Johnson	2,059,212	1.2
35,911	Life Healthcare Group
	Holdings Ltd.	91,754	0.1
45,800	Merck & Co., Inc.	1,726,660	1.0
39,910	Novartis AG	2,278,585	1.3
700	Ono Pharmaceutical
	Co., Ltd.	39,258	0.0
107,800	Pfizer, Inc.	2,332,792	1.3
2,518	Ramsay Health Care
	Ltd.	49,560	0.0
11,387	Roche Holding AG -
	Genusschein	1,925,751	1.1
22,176	Sanofi-Aventis	1,621,011	0.9
9,519	Sonic Healthcare Ltd.	109,718	0.1
1,200	Suzuken Co., Ltd.	33,228	0.0
13,500	Takeda Pharmaceutical
	Co., Ltd.	592,994	0.3
–	@ UCB S.A.		–	–
		20,650,444	11.8

	Industrials: 4.2%
65,400	Aboitiz Equity Ventures,
	Inc.	59,953	0.0
8,318	ACS Actividades de
	Construccion y Servicios
	S.A.	245,594	0.1
12,679	Altantia S.p.A.	202,374	0.1
13,881	Auckland International
	Airport Ltd.	27,188	0.0
10,200	Aveng Ltd.	41,648	0.0
79,660	BAE Systems PLC	352,001	0.2
8,490	Balfour Beatty PLC	34,898	0.0
735	Bilfinger Berger AG	62,583	0.0
5,613	Bouygues S.A.	176,532	0.1
31,777	Brambles Ltd.	232,012	0.1
20,098	Brisa-Auto Estradas de
	Portugal S.A.	66,097	0.0
806	Campbell Brothers Ltd.	40,360	0.0
59,000	Cathay Pacific Airways
	Ltd.	100,879	0.1
30,000	Cia de Concessoes
	Rodoviarias	196,542	0.1
63,000	ComfortDelgro Corp.,
	Ltd.	68,741	0.0
10,000	Dai Nippon Printing Co.,
	Ltd.	95,998	0.1
234	Delek Group Ltd.	44,147	0.0
4,299	Deutsche Lufthansa AG	51,135	0.0
25,248	Deutsche Post AG	388,168	0.2
200	EcoRodovias
	Infraestrutura e
	Logistica SA	1,496	0.0
3,830	Fomento de
	Construcciones y
	Contratas S.A.	98,882	0.1
10,352	Ferrovial SA	124,490	0.1
14,752	Firstgroup PLC	77,316	0.1
37,647	Hays PLC	37,398	0.0
215	Hochtief AG	12,414	0.0
27,900	Keppel Corp., Ltd.	199,704	0.1
2,459	Koninklijke Boskalis
	Westminster NV	90,065	0.1
10,375	Leighton Holdings Ltd.	201,684	0.1
4,400	Lockheed Martin Corp.	355,960	0.2
–	@ MAN AG	–	–
7,847	Melrose PLC	41,418	0.0
2,396	Metso OYJ	88,491	0.1
71,800	MISC Bhd	123,747	0.1
20,800	Mitsui & Co., Ltd.	322,384	0.2
9,000	Nippon Yusen KK	22,940	0.0
24,172	Orkla ASA	179,998	0.1
15,190	Peab AB	75,532	0.1
5,200	Pitney Bowes, Inc.	96,408	0.1
28,653	Quinenco SA	68,944	0.0
12,369	Koninklijke Philips
	Electronics NV	259,522	0.2
6,000	RR Donnelley & Sons
	Co.	86,580	0.1
3,387	Scania AB - B Shares	49,996	0.0
3,332	Seco Tools AB	49,146	0.0
6,913	Securitas AB	59,462	0.0
8,000	SembCorp Industries
	Ltd.	24,952	0.0
47,000	SembCorp Marine Ltd.	138,127	0.1
98	SGS S.A.	161,635	0.1
26,000	Shanghai Industrial
	Holdings Ltd.	71,926	0.1
14,000	SIA Engineering Co.,
	Ltd.	37,031	0.0
10,891	Skanska AB	179,754	0.1
81,269	Snam Rete Gas S.p.A.	357,951	0.2
73,000	Singapore Technologies
	Engineering Ltd.	151,420	0.1
38,200	Thai Airways
	International	24,172	0.0
5,379	TNT NV	17,067	0.0

17,228	Toll Holdings Ltd.	74,180	0.1
1,000	Toppan Printing Co.,
	Ltd.	7,342	0.0
1,194	United Group Ltd.	14,510	0.0
8,621	Vinci S.A.	375,258	0.2
4,499	Wartsila OYJ	129,403	0.1
6,500	Waste Management,
	Inc.	212,615	0.1
6,318	Zardoya-Otis S.A.	86,399	0.1
110,000	Zhejiang Expressway
	Co., Ltd.	71,245	0.0
		7,345,814	4.2

	Information Technology: 2.5%
62,000	Acer, Inc.	71,753	0.0
19,398	Asustek Computer, Inc.	137,835	0.1
12,220	Cielo SA	315,778	0.2
105,720	Compal Electronics, Inc.	105,230	0.1
2,411	Computershare Ltd.	19,708	0.0
17,000	Delta Electronics, Inc.	40,394	0.0
1,200	Diebold, Inc.	36,084	0.0
5,900	Hoya Corp.	126,845	0.1
3,071	Indra Sistemas S.A.	38,934	0.0
22,224	Lite-On Technology
	Corp.	25,004	0.0
80,588	Macronix International	32,156	0.0
28,000	MediaTek, Inc.	256,284	0.2
4,100	Microchip Technology,
	Inc.	150,183	0.1
17,510	Nan Ya Printed Circuit
	Board Corp.	35,517	0.0
1,355	Neopost S.A.	91,122	0.1
2,000	Nintendo Co., Ltd.	274,584	0.2
115,189	Nokia OYJ	555,304	0.3
5,000	Novatek
	Microelectronics Corp.,
	Ltd.	12,510	0.0
2,900	Oracle Corp. Japan	95,862	0.1
4,750	Paychex, Inc.	143,022	0.1
26,500	Powertech Technology,
	Inc.	56,031	0.0
85,220	Quanta Computer, Inc.	179,116	0.1
20,200	Redecard S.A.	316,117	0.2
9,000	Ricoh Co., Ltd.	78,285	0.0
102,560	Siliconware Precision
	Industries Co.	92,153	0.1
450	SMA Solar Technology
	AG	25,083	0.0
374,427	Taiwan Semiconductor
	Manufacturing Co., Ltd.	935,543	0.5
76,000	United Microelectronics
	Corp.	31,841	0.0
28,398	Wistron Corp.	35,927	0.0
		4,314,205	2.5

	Materials: 3.4%
586	Acerinox S.A.	7,490	0.0
14,904	Adelaide Brighton Ltd	44,031	0.0
39,245	Alumina Ltd.	44,930	0.0
27,238	Amcor Ltd.	200,516	0.1
18,983	Antofagasta PLC	359,014	0.2
90,667	Asia Cement Corp.	101,681	0.1
11,838	BASF AG	824,141	0.5
60,913	BlueScope Steel Ltd.	25,127	0.0
3,929	Boliden AB	57,000	0.0
104,000	China Molybdenum Co.,
	Ltd.	44,279	0.0
30,500	Cia Siderurgica
	Nacional S.A.	244,948	0.1
13,455	Cimpor Cimentos de
	Portugal SG	92,418	0.1
9,700	CRH PLC	192,030	0.1
50,002	Eregli Demir ve Celik
	Fabrikalari TAS	86,360	0.1
16,731	Fletcher Building Ltd.	79,894	0.0
67,000	Formosa Chemicals &
	Fibre Co.	176,557	0.1
74,000	Formosa Plastics Corp.	197,259	0.1
33,489	Incitec Pivot Ltd.	106,314	0.1
238,000	International Nickel
	Indonesia Tbk PT	83,818	0.0
7,060	Industrias Penoles SAB
	de CV	311,138	0.2
19,642	Israel Chemicals Ltd.	204,559	0.1
9,021	Kumba Iron Ore Ltd.	557,552	0.3
5,526	Lafarge S.A.	193,450	0.1
26,019	Nampak Ltd.	73,004	0.0
2,900	Nucor Corp.	114,753	0.1
22,918	OneSteel Ltd.	16,386	0.0
6,068	Orica Ltd.	150,146	0.1
12,214	OZ Minerals Ltd.	124,940	0.1
27,474	Pretoria Portland
	Cement Co., Ltd.	93,219	0.1
4,596	Rautaruukki OYJ	42,092	0.0
10,080	Rexam PLC	55,166	0.0
2,500	RPM International, Inc.	61,375	0.0
10,300	Siam Cement PCL	101,987	0.1
–	@ Solvay S.A.	–	–
16,500	Southern Copper Corp.	497,970	0.3
11,458	Stora Enso OYJ (Euro
	Denominated Security)	68,242	0.0
6,086	Svenska Cellulosa AB -
	B Shares	89,843	0.1
84,000	Taiwan Cement Corp.	96,947	0.1
11,719	UPM-Kymmene OYJ	128,424	0.1
		5,949,000	3.4

	Telecommunications: 18.7%
73,500	Advanced Info Service
	PCL	326,759	0.2
116,950	AT&T, Inc.	3,536,568	2.0
14,000	BCE, Inc.	583,637	0.3
12,484	Belgacom S.A.	390,618	0.2
5,000	Bell Aliant, Inc.	140,319	0.1
121,870	Bezeq Israeli
	Telecommunication
	Corp., Ltd.	223,633	0.1
89,199	BT Group PLC	264,400	0.2
20,153	Cable & Wireless
	Worldwide PLC	5,086	0.0
2,808	Cellcom Israel Ltd.	47,108	0.0
9,163	CenturyTel, Inc.	340,864	0.2
299,000	China Mobile Ltd.	2,904,961	1.7
155,673	Chunghwa Telecom
	Co., Ltd.	514,275	0.3
106,080	Deutsche Telekom AG	1,216,828	0.7
164,000	Digi.com BHD	200,588	0.1
806	Elisa OYJ	16,782	0.0
5,224	Empresa Nacional de
	Telecom	97,736	0.1
104,159	Far EasTone
	Telecommunications
	Co., Ltd.	195,663	0.1
89,877	France Telecom S.A.	1,406,720	0.8
33,976	Frontier
	Communications Corp.	174,976	0.1
3,770	Globe Telecom, Inc.	97,479	0.1
717	Inmarsat PLC	4,490	0.0
41,684	Koninklijke KPN NV	497,588	0.3
4,053	@ KT Corp.	125,682	0.1
9,070	@ LG Telecom Ltd.	58,352	0.0
51,572	Magyar Telekom
	Telecommunications
	PLC	109,819	0.1
134,200	Maxis Bhd	231,892	0.1
16,400	Mobile Telesystems
	OJSC ADR	240,752	0.2
1,956	Mobistar S.A.	102,109	0.1
23,456	MTN Group Ltd.	416,749	0.2
15,500	Nippon Telegraph &
	Telephone Corp.	789,104	0.5
580	NTT DoCoMo, Inc.	1,064,892	0.6
6,197	Partner
	Communications	55,033	0.0
5,295	Philippine Long
	Distance Telephone Co.	307,465	0.2
27,367	Portugal Telecom SGPS
	S.A.	157,617	0.1
6,000	Rogers
	Communications, Inc. -
	Class B (Canadian
	Denominated Security)	231,166	0.1
247,000	Singapore
	Telecommunications
	Ltd.	588,292	0.3
1,630	SK Telecom Co., Ltd.	200,399	0.1
63,000	StarHub Ltd.	141,348	0.1
1,096	Swisscom AG	414,538	0.2
71,000	Taiwan Mobile Co., Ltd.	221,205	0.1
4,637	Tele2 AB - B Shares	89,863	0.1
85,632	Telecom Corp. of New
	Zealand Ltd.	137,205	0.1
292,509	Telecom Italia S.p.A.	312,650	0.2
10,600	Telefonica O2 Czech
	Republic A/S	205,544	0.1
136,832	Telefonica S.A.	2,357,358	1.4
11,695	Telekom Austria AG	139,911	0.1
86,500	Telekom Malaysia BHD	135,406	0.1
45,079	Telekomunikacja Polska
	S.A.	224,676	0.1
273,500	Telekomunikasi
	Indonesia Tbk PT	212,121	0.1
22,889	Telenor ASA	374,550	0.2
84,552	TeliaSonera AB	572,923	0.3
16,738	Telkom SA Ltd.	60,115	0.0
566,892	Telstra Corp., Ltd.	1,928,009	1.1
2,450	TELUS Corp.	138,619	0.1
51,300	Total Access
	Communication PCL	112,918	0.1
110,832	Turk Telekomunikasyon
	AS	410,190	0.2
55,900	Verizon
	Communications, Inc.	2,242,708	1.3
35,033	Vivendi	764,752	0.4
16,639	Vodacom Group Pty Ltd.	183,273	0.1
1,117,352	Vodafone Group PLC	3,115,273	1.8
17,750	Windstream Corp.	208,385	0.1
		32,569,941	18.7

	Utilities: 11.1%
86,444	AEM S.p.A.	81,008	0.1
157,400	Aboitiz Power Corp.	107,433	0.1
1,210	Acciona S.A.	103,993	0.1
98,614	AES Gener SA	52,528	0.0
2,400	AES Tiete SA	30,417	0.0
11,475	AGL Energy Ltd.	167,900	0.1
36,976	Aguas Andinas SA	21,210	0.0
2,500	Alliant Energy Corp.	110,275	0.1
4,650	Ameren Corp.	154,055	0.1
9,100	American Electric Power
	Co., Inc.	375,921	0.2
450	BKW FMB Energie AG	15,695	0.0
8,800	CenterPoint Energy, Inc.	176,792	0.1
95,400	Centrica PLC	428,486	0.2
12,228	CEZ A/S	486,481	0.3
11,800	Chubu Electric Power
	Co., Inc.	220,813	0.1
4,700	Chugoku Electric Power
	Co., Inc.	82,352	0.1
2,600	@ Cia de Saneamento
	Basico do Estado de
	Sao Paulo	72,525	0.0
9,564	Cia Energetica de Minas
	Gerais	139,980	0.1
31,500	CLP Holdings Ltd.	267,620	0.2
300	CMS Energy Corp.	6,624	0.0
4,650	Consolidated Edison,
	Inc.	288,439	0.2
24,500	CPFL Energia S.A.	341,772	0.2
8,300	Dominion Resources,
	Inc.	440,564	0.2
2,082	Drax Group PLC	17,609	0.0
2,600	DTE Energy Co.	141,570	0.1
24,650	Duke Energy Corp.	542,300	0.3
52,696	E.ON AG	1,135,604	0.7
28,019	Electricite de France SA	679,874	0.4
3,700	Edison International	153,180	0.1
3,100	EDP - Energias do
	Brasil S.A.	68,972	0.0
3,700	Electric Power
	Development Co.	98,392	0.1
86,323	Empresa Nacional de
	Electricidad S.A.	127,294	0.1
4,297	Enagas	79,335	0.0
15,040	Endesa S.A.	307,859	0.2
191,549	Enel S.p.A.	777,062	0.4
80,182	Energias de Portugal
	S.A.	247,631	0.1
389,516	Enersis SA	136,927	0.1
2,300	Entergy Corp.	168,015	0.1
11,200	Exelon Corp.	485,744	0.3
6,000	FirstEnergy Corp.	265,800	0.1
600	Fortis, Inc.	19,654	0.0
15,586	Fortum OYJ	331,951	0.2
18,831	Gas Natural SDG S.A.	322,741	0.2
47,659	Gaz de France	1,295,041	0.7
78,000	Guangdong Investment
	Ltd.	47,220	0.0
25,071	Hera SpA	35,679	0.0
35,500	HongKong Electric
	Holdings	262,488	0.2
111,539	Iberdrola S.A.	696,719	0.4
1,550	Integrys Energy Group,
	Inc.	83,979	0.0
11,400	Kansai Electric Power
	Co., Inc.	175,117	0.1
10,100	Kyushu Electric Power
	Co., Inc.	144,680	0.1
12,100	Light S.A.	186,828	0.1
76,165	National Grid PLC	736,189	0.4
4,900	NextEra Energy, Inc.	298,312	0.2
4,700	NiSource, Inc.	111,907	0.1
1,400	NSTAR	65,744	0.0
5,067	Pennon Group PLC	56,111	0.0
6,600	Pepco Holdings, Inc.	133,980	0.1
306,500	Perusahaan Gas
	Negara PT	107,208	0.1
41,800	Petronas Gas BHD	200,345	0.1
5,850	Pacific Gas & Electric
	Co.	241,137	0.1
2,300	Pinnacle West Capital
	Corp.	110,814	0.1
6,100	PPL Corp.	179,462	0.1
5,400	Progress Energy, Inc.	302,508	0.2
6,595	Public Power Corp.	32,299	0.0
6,200	Public Service
	Enterprise Group, Inc.	204,662	0.1
1,774	Red Electrica de
	Espana	75,754	0.0
16,642	RWE AG	584,189	0.3
2,700	SCANA Corp.	121,662	0.1
21,445	Scottish & Southern
	Energy PLC	429,268	0.2
7,093	Severn Trent PLC	164,597	0.1
2,400	Shikoku Electric Power
	Co.	68,851	0.0
13,650	Southern Co.	631,858	0.4
10,891	Suez Environnement
	S.A.	125,126	0.1
5,300	TECO Energy, Inc.	101,442	0.1
49,999	Terna S.p.A	168,264	0.1
12,100	Tohoku Electric Power
	Co., Inc.	116,250	0.1
4,700	Transalta Corp.	96,976	0.0
20,731	United Utilities Group
	PLC	194,934	0.1
12,819	Veolia Environnement	140,448	0.1
–	@ Verbund AG	–	–
6,850	Xcel Energy, Inc.	189,334	0.1
190,100	YTL Power International	106,724	0.1
		19,304,503	11.1

	Total Common Stock
	(Cost $174,170,150)	171,547,524	98.4

EXCHANGE-TRADED FUNDS: 0.2%
11,000	iShares MSCI Emerging
	Markets Index Fund	417,340	0.2

	Total Exchange-Traded
	Funds
	(Cost $421,261)	417,340	0.2

RIGHTS: 0.0%
	Industrials: 0.0%
5,007	Quinenco SA	211	0.0

	Total Rights
	(Cost $–)	211	0.0

WARRANTS: 0.0%
	Energy: 0.0%
6,355	Etablissements Maurel
	et Prom	1,785	0.0

	Total Warrants
	(Cost $–)	1,785	0.0

	Total Long-Term
	Investments
	(Cost $174,591,411)	171,966,860	98.6

SHORT-TERM INVESTMENTS: 0.3%
	Mutual Funds: 0.3%
560,000	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $560,000)	560,000	0.3

	Total Short-Term
	Investments
	(Cost $560,000)	560,000	0.3

	Total Investments in
	Securities
	(Cost $175,151,411)	$172,526,860	98.9
	Assets in Excess of Other
	Liabilities	1,860,900	1.1
	Net Assets	$174,387,760	100.0

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $177,954,467.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$19,710,635
Gross Unrealized Depreciation	(25,138,242)

Net Unrealized Depreciation	$(5,427,607)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$503,717	$4,676,130	$—	$5,179,847
Consumer Staples	7,327,288	11,216,426	—	18,543,714
Energy	5,040,986	10,411,278	—	15,452,264
Financials	9,880,969	32,356,823	—	42,237,792
Health Care	9,184,894	11,465,550	—	20,650,444
Industrials	1,018,545	6,327,269	—	7,345,814
Information Technology	961,184	3,353,021	—	4,314,205
Materials	1,396,407	4,552,593	—	5,949,000
Telecommunications	8,303,977	24,265,964	—	32,569,941
Utilities	7,867,644	11,436,859	—	19,304,503
Total Common Stock	51,485,611	120,061,913	—	171,547,524
Exchange-Traded Funds	417,340	—	—	417,340
Rights	—	211	—	211
Warrants	1,785	—	—	1,785
Short-Term Investments	560,000	—	—	560,000
Total Investments, at value	$52,464,736	$120,062,124	$—	$172,526,860
Other Financial Instruments+
Futures	7,636	—	—	7,636
Total Assets	$52,472,372	$120,062,124	$—	$172,534,496

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

ING WisdomTree(SM) Global High-Yielding Equity Index Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	23	03/16/12	$1,620,810	$4,305
S&P 500 E-Mini	9	03/16/12	563,670	3,331
			$2,184,480	$7,636

See Accompanying Notes to Financial Statements

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90 th  day prior to such meeting and not later than the close of business on the later of the 60 th  day prior to such meeting or the 10th  day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

Item 11.  Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

15

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Variable Portfolios, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 2, 2012

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 2, 2012

16